UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2008 through December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Small Cap Funds

Six months ended December 31, 2008 (Unaudited)

JPMorgan Dynamic Small Cap Growth Fund
JPMorgan Small Cap Core Fund
JPMorgan Small Cap Equity Fund
JPMorgan Small Cap Growth Fund
JPMorgan Small Cap Value Fund
JPMorgan Strategic Small Cap Value Fund
JPMorgan U.S. Small Company Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Dynamic Small Cap Growth Fund	2
JPMorgan Small Cap Core Fund	4
JPMorgan Small Cap Equity Fund	6
JPMorgan Small Cap Growth Fund	8
JPMorgan Small Cap Value Fund	10
JPMorgan Strategic Small Cap Value Fund	12
JPMorgan U.S. Small Company Fund	14
Schedules of Portfolio Investments	16
Financial Statements	46
Financial Highlights	62
Notes to Financial Statements	76
Schedule of Shareholder Expenses	86
Board Approval of Investment Advisory Agreements	89

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800)-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

*	Strategic Income Opportunities Fund risks:

Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share price will decline.

There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

The Fund may invest in international fixed income securities. International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
January 29, 2009 (Unaudited)

Dear Shareholder:

As we close the door on one of the most challenging years I’ve experienced in the investment business, I would, ideally, like to assure our shareholders that the worst of the economic crisis is behind us. However, given the unprecedented nature of this crisis — and the uncertainty that lies before us — it is difficult to know whether we’ve reached the bottom of the ongoing economic storm.

“The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators.”

Although a full-scale recovery isn’t likely to be around the corner, there have been a few signs of encouragement. The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators. Interbank lending has improved, and the short-term credit markets have shown signs of stability in response to the federal government’s cut in the fed funds rate from 1% to a target rate between zero and 0.25%. In addition, we are confident that the new President and Congress will work together to address the crisis through unprecedented economic stimulus and other actions, as necessary.

Credit markets drove stocks down and yields lower

The credit markets led stocks and the U.S. economy down in 2008, setting records along the way as prices of corporate and mortgage bonds sank to new lows. The extreme market volatility sent investors running to what many consider the safest investments in the world — U.S. Treasuries. As prices skyrocketed, these became, by far, the best-performing asset class, returning about 14% for the year. Yields tumbled to record lows across the maturity spectrum; already at record lows, the cut in the fed funds rate pushed down rates on Treasuries even further, to near zero or negative for shorter-maturity securities. From December 2007 to December 2008, the yield on the 10-year Treasury bond declined from 4.0% to 2.2%, while the yield on the 30-year bond dropped from 4.4% to 2.7%.

Equity indexes report record slides

In the U.S., equities ended 2008 with some of the worst performance and most extreme market volatility since the Great Depression. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –32%, –38% and –42%, respectively. According to the Russell Indexes, large-cap stocks performed somewhat better than their small- and mid-cap counterparts, while value equities fell less than their growth peers across all capitalization categories. The overseas markets also turned in a dismal end of year performance; the MSCI EAFE Index closed the year with a total return of –44%, as virtually all individual countries included in the index suffered double-digit losses.

Adjusting to the new reality

Given the market’s performance, investor confidence has been shaken, the short-term outlook remains unclear and volatility is likely to remain high. But whether this cycle has reached bottom or not, there are emerging opportunities for investors to adjust their expectations and portfolios to the current market scenario.

A long-term, disciplined investment plan, for example, can provide focus and prevent emotions from adversely impacting your investment strategy. And, although even diversified portfolios have been challenged by the extreme market volatility, investors may consider maintaining a balance of investments, such as equities, alternatives and diversified fixed income investments, in their portfolios to ensure that they are better positioned to smooth volatility and benefit from the market’s eventual recovery. Lastly, as in all markets, investors should check in with their financial advisors to reset their goals, time horizons and priorities, as necessary.

Investing in new opportunities

During this market downturn, JPMorgan has not altered its commitment to maintaining a long-term view and providing you with market insights, service, and high-quality investment solutions. One example of this is the newly launched JPMorgan Strategic Income Opportunities Fund, a flexible, diversified, multi-sector approach to fixed income investing.* The fund seeks to generate absolute returns by relying on an opportunistic investment process emphasizing both traditional and alternative investing strategies. For more information on this fund, please visit our website, www.jpmorganfunds.com. Your financial advisor can help you decide whether it is appropriate for your portfolio.

On behalf of everyone at JPMorgan Asset Management, we wish you a very Happy New Year. We appreciate the opportunity to help you continue to manage your investment needs this year and beyond. Should you have any questions, please visit www.jpmorganfunds.com or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   1

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	May 19, 1997
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$128,640
Primary Benchmark	Russell 2000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Dynamic Small Cap Growth Fund, which seeks capital growth over the long term,* returned –34.17%** (Class A Shares, no sales charge) for the six months ended December 31, 2008, compared to the –32.51% return for the Russell 2000 Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the healthcare, financial service, and material/processing sectors. Market conditions also contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, EnerSys, an industrial battery manufacturer, detracted from performance. The company’s shares fell on concerns about a global slowdown in industrial demand. General Cable Corp., which provides copper, aluminum and fiber optic wire and cable products, also hindered returns. The company’s third-quarter earnings fell as non-cash charges related to inventory valuations and higher interest expense offset an increase in operating income. The company’s earnings were also hurt by rapid devaluation of select emerging market currencies. Bucyrus International Inc., a designer and manufacturer of mining equipment, hurt results. The company’s shares were affected by the sell-off of commodity-related stocks.

On the positive side, stock selection in the auto/transportation and utility sectors as well as an underweight in the integrated oil sector helped returns. At the individual stock level, ViaSat Inc., which produces satellite and other wireless communications and networking systems, contributed to performance. The company benefited from an increase in fiscal second-quarter profit and growing defense contract revenues. HEICO Corp., a manufacturer of aircraft component replacement parts, also helped returns. The company announced better-than-expected results due to increased usage, benefiting its maintenance and repair businesses. Myriad Genetics Inc., a biopharmaceutical company that develops and markets molecular diagnostic and therapeutic products, helped performance. The company reported fiscal first-quarter earnings that exceeded consensus expectations due to the strength in its molecular diagnostics business. The stock also benefited from news that the company would split into two distinct entities to enhance growth opportunities.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim was to identify growth companies with leading competitive positions, run by highly motivated and talented management. Potential investments were subjected to rigorous financial analysis. We believe that a disciplined valuation process is necessary to enhance long-term returns.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	ViaSat, Inc.	3.4%
2.	Meridian Bioscience, Inc.	2.8
3.	Omnicell, Inc.	2.6
4.	Psychiatric Solutions, Inc.	2.5
5.	Neutral Tandem, Inc.	2.4
6.	Iconix Brand Group, Inc.	2.3
7.	Myriad Genetics, Inc.	2.3
8.	Masimo Corp.	2.3
9.	Nuance Communications, Inc.	2.2
10.	LKQ Corp.	2.2

PORTFOLIO COMPOSITION BY SECTOR***

Health Care	27.5%
Information Technology	22.3
Industrials	21.6
Consumer Discretionary	12.2
Financials	8.3
Energy	5.0
Consumer Staples	0.8
Short-Term Investment	2.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

2   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/19/97
Without Sales Charge		(34.17)%	(43.71)%	(3.23)%	1.20%
With Sales Charge*		(37.62)	(46.67)	(4.27)	0.66
CLASS B SHARES	5/19/97
Without CDSC		(34.46)	(44.11)	(3.83)	0.69
With CDSC**		(39.46)	(49.11)	(4.30)	0.69
CLASS C SHARES	1/7/98
Without CDSC		(34.46)	(44.09)	(3.82)	0.56
With CDSC***		(35.46)	(45.09)	(3.82)	0.56
SELECT CLASS SHARES	4/5/99	(34.12)	(43.54)	(2.86)	1.58

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Select Class Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Select Class Shares would have been different than those shown because Select Class Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   3

JPMorgan Small Cap Core Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$356,325
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Cap Core Fund, which seeks capital growth over the long term,* returned –26.84%** (Select Class Shares) for the six months ended December 31, 2008, compared to the –26.94% return for the Russell 2000 Index for the same period. *

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed its benchmark for the period due primarily to stock selection in the health service/system and retail sectors, market conditions contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, packaging company Rock-Tenn Co. contributed to performance. The company benefited from its ability to increase prices for containerboard. Gentiva Health Services Inc., a provider of home-based healthcare services, also helped returns. The company benefited from continued growth in the home healthcare market and increased business through the Medicare program.

On the negative side, stock selection in the financial and real estate investment trust (REIT) sectors hurt returns. At the individual stock level, Lexington Realty Trust detracted from performance. This diversified real estate investment trust was impacted by lower consumer spending, which pressured its retail tenants. Amkor Technology Inc., which tests and packages microchips, also hurt returns. The company’s shares fell when the economic slowdown decreased demand for consumer technology products.

Q:	HOW WAS THE FUND MANAGED?

A:	A quantitative ranking methodology was used to identify stocks in each sector that exhibited strong momentum while trading at attractive valuations. The quantitative stock rankings were then implemented via a disciplined portfolio construction process, which balanced risk and return. For each trade suggested by the optimization, the portfolio managers conducted in-depth fundamental research to ensure that the trade met our original investment thesis. Sophisticated trading techniques were used to ensure that the trades were executed in a cost effective manner.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Rent-A-Center, Inc.	1.2%
2.	Wabtec Corp.	1.1
3.	Nash Finch Co.	1.1
4.	Cash America International, Inc.	1.1
5.	Rock-Tenn Co., Class A	1.1
6.	JAKKS Pacific, Inc.	1.0
7.	Gentiva Health Services, Inc.	1.0
8.	Applied Industrial Technologies, Inc.	1.0
9.	Deluxe Corp.	0.9
10.	Fresh Del Monte Produce, Inc., (Cayman Islands)	0.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials	22.8%
Industrials	17.9
Information Technology	15.4
Health Care	14.4
Consumer Discretionary	10.2
Utilities	4.2
Materials	3.6
Energy	3.4
Consumer Staples	3.1
Telecommunication Services	2.0
Short-Term Investment	3.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

4   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE	6 MONTH	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	(26.84)%	(31.86)%	(1.09)%	0.92%

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investor’s cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   5

JPMorgan Small Cap Equity Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	December 20, 1994
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$909,741
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Cap Equity Fund, which seeks capital growth over the long term,* returned –23.22%** (Class A Shares, no sales charge) for the six months ended December 31, 2008, compared to the –26.94% return for the Russell 2000 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed its benchmark for the period due primarily to stock selection in the material/processing, consumer discretionary and utility sectors, market conditions contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader mar

At the individual stock level, Silgan Holdings Inc., a plastics and metals container manufacturer, contributed to performance. The company’s shares rose on the belief that it was positioned to withstand current market conditions, given its low debt, steady cash flows and healthy balance sheet. Waste Connections Inc., a waste management company, also helped returns. The company reported solid third-quarter earnings, driven by operational improvements and pricing strength. Myriad Genetics Inc., a biopharmaceutical company that develops and markets molecular diagnostic and therapeutic products, helped performance. The company reported fiscal first-quarter earnings that exceeded consensus expectations due to the strength in its molecular diagnostics business. The stock also benefited from news that the company would split into two distinct entities to enhance growth opportunities.

On the negative side, stock selection in the technology, consumer staple and financial services sectors hurt returns. At the individual stock level, Reddy Ice Holdings Inc., a packaged ice manufacturer, detracted from performance. The company’s shares sold off on investor concerns about its debt level and indefinite suspension of its cash dividend. Further, the company was under investigation by the Department of Justice Antitrust Division about alleged price-fixing in the packaged\ ice industry. General Cable Corp., which provides copper, aluminum and fiber optic wire and cable products, also hindered returns. The company’s third-quarter earnings fell as non-cash charges related to inventory valuations and higher interest expense offset an increase in operating income. The company’s earnings were also hurt by rapid devaluation of select emerging market currencies. Calamos Asset Management Inc. hindered performance. The company underperformed on investor concerns that the current market environment and lower assets under management would negatively impact company earnings.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for companies with leading competitive positions, predictable and durable business models, sustainable free cash flow generation with management committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	ProAssurance Corp.	4.4%
2.	PSS World Medical, Inc.	3.4
3.	Silgan Holdings, Inc.	3.2
4.	Waste Connections, Inc.	2.6
5.	Winn-Dixie Stores, Inc.	2.2
6.	Compass Minerals International, Inc.	2.1
7.	NTELOS Holdings Corp.	2.1
8.	TransDigm Group, Inc.	2.1
9.	Papa John’s International, Inc.	2.1
10.	eHealth, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials	17.7%
Information Technology	14.7
Health Care	12.8
Consumer Discretionary	11.5
Industrials	11.4
Materials	11.2
Consumer Staples	4.8
Energy	4.5
Telecommunication Services	4.1
Utilities	2.5
Short-Term Investment	4.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

6   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/20/94
Without Sales Charge		(23.22)%	(27.28)%	4.78%	5.66%
With Sales Charge*		(27.25)	(31.09)	3.65	5.09
CLASS B SHARES	3/28/95
Without CDSC		(23.39)	(27.63)	4.22	5.08
With CDSC**		(28.39)	(32.63)	3.88	5.08
CLASS C SHARES	2/19/05
Without CDSC		(23.39)	(27.63)	4.21	4.97
With CDSC***		(24.39)	(28.63)	4.21	4.97
CLASS R2 SHARES	11/03/08	(23.25)	(27.31)	4.77	5.66
CLASS R5 SHARES	5/15/06	(23.02)	(26.91)	5.32	6.22
SELECT CLASS SHARES	5/7/96	(23.09)	(27.05)	5.21	6.16

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of the Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   7

JPMorgan Small Cap Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	July 1, 1991
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$266,113
Primary Benchmark	Russell 2000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Cap Growth Fund, which seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies,* returned –32.74%** (Class A Shares, no sales charge) for the six months ended December 31, 2008, compared to the –32.51% return for the Russell 2000 Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the technology, materials/processing and consumer discretionary sectors. Market conditions also contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, Penn Virginia Corp., an oil and natural gas producer, detracted from performance. The company was negatively impacted by the decline in oil prices. Century Aluminum Co., an aluminum producer, also hurt returns. The company’s shares declined after it agreed to increase the number of shares outstanding and was hurt by the overall weakness in commodities. Oceaneering International Inc., oilfield service company, hindered results. The company lowered its 2008 earnings forecast due to higher manufacturing and development costs.

On the positive side, stock selection in the healthcare, energy and auto/transportation sectors aided returns. At the individual stock level, Thoratec Corp., a medical device manufacturer, contributed to performance. The company’s shares advanced after it swung to a better-than-expected profit due to growing sales of its HeartMate II cardiac pump. In addition, the company raised its profit and revenue forecast for 2008. Gentiva Health Services Inc., a provider of home-based healthcare services, also helped returns. The company benefited from continued growth in the home healthcare market and increased business through the Medicare program. Myriad Genetics Inc., a biopharmaceutical company that develops and markets molecular diagnostic and therapeutic products, helped performance. The company reported fiscal first-quarter earnings that exceeded consensus expectations due to the strength in its molecular diagnostics business. The stock also benefited from news that the company would split into two distinct entities to enhance growth opportunities.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim was to identify growth companies with leading competitive positions, run by highly motivated and talented management. Potential investments were subjected to rigorous financial analysis. We believe that a disciplined valuation process is necessary to enhance long-term returns.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Thoratec Corp.	2.6%
2.	ViaSat, Inc.	2.3
3.	Gentiva Health Services, Inc.	2.3
4.	Myriad Genetics, Inc.	2.2
5.	Meridian Bioscience, Inc.	2.2
6.	MedAssets, Inc.	2.2
7.	Omnicell, Inc.	2.0
8.	Deckers Outdoor Corp.	1.9
9.	Iconix Brand Group, Inc.	1.8
10.	Neutral Tandem, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***

Health Care	28.9%
Information Technology	22.3
Industrials	15.5
Consumer Discretionary	13.0
Financials	8.9
Energy	6.0
Materials	1.2
Telecommunication Services	1.2
Consumer Staples	0.8
Short-Term Investment	2.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

8   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	7/1/91
Without Sales Charge		(32.74)%	(43.26)%	(1.08)%	2.51%
With Sales Charge*		(36.30)	(46.25)	(2.14)	1.96
CLASS B SHARES	9/12/94
Without CDSC		(33.07)	(43.69)	(1.72)	1.90
With CDSC**		(38.07)	(48.69)	(2.15)	1.90
CLASS C SHARES	11/4/97
Without CDSC		(32.99)	(43.62)	(1.69)	1.79
With CDSC***		(33.99)	(44.62)	(1.69)	1.79
CLASS R2 SHARES	11/03/08	(32.80)	(43.38)	(1.60)	1.48
SELECT CLASS SHARES	3/26/96	(32.76)	(43.19)	(0.85)	2.73
INSTITUTIONAL CLASS SHARES	2/19/05	(32.76)	(43.14)	(0.75)	2.78

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Institutional Class Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns for Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   9

JPMorgan Small Cap Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	January 27, 1995
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$399,285
Primary Benchmark	Russell 2000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Cap Value Fund, which seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies,* returned –25.21%** (Select Class Shares) for the six months ended December 31, 2008, compared to the –21.17% return for the Russell 2000 Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the insurance and consumer staple sectors. Market conditions also contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, Federal Agricultural Mortgage Corp., a government-sponsored enterprise (also known as Farmer Mac) that provides loans to farms and rural communities, detracted from performance. The stock sold off after management disclosed that the company’s investment portfolio included Fannie Mae preferred stock. This preferred stock fell sharply when its dividends were suspended as Fannie Mae entered conservatorship. World Acceptance Corp., a short-term lender, also hurt returns. The company increased provisions for bad loans in anticipation of defaults, which hurt quarterly earnings.

On the positive side, stock selection in the media and health service/system sectors aided returns. Nash Finch Co., a supermarket chain, contributed to performance. The company’s shares rose as consumers decided to shop at grocery stores more than other retailers in the softening economy. CSG Systems International Inc., which provides customer support and billing services for cable, wireless phone and satellite television companies, also helped results. The company beat earnings estimates, leading the stock higher.

Q:	HOW WAS THE FUND MANAGED?

A:	A quantitative ranking methodology was used to identify stocks in each sector that exhibited high earnings quality and effective capital deployment decisions while trading at attractive valuations. The quantitative stock rankings were then implemented via a disciplined portfolio construction process, which balanced risk and return. For each trade suggested by the optimization, the portfolio managers conducted in-depth fundamental research to ensure that the trade met our original investment thesis. Sophisticated trading techniques were used to ensure that the trades were executed in a cost-effective manner.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	UMB Financial Corp.	1.4%
2.	Nicor, Inc.	1.3
3.	EMCOR Group, Inc.	1.2
4.	Avista Corp.	1.2
5.	Nash Finch Co.	1.2
6.	Puget Energy, Inc.	1.1
7.	FirstMerit Corp.	1.1
8.	CSG Systems International, Inc.	1.1
9.	Platinum Underwriters Holdings Ltd., (Bermuda)	1.1
10.	Magellan Health Services, Inc.	1.1

PORTFOLIO COMPOSITION BY SECTOR ***

Financials	36.0%
Industrials	12.7
Information Technology	12.1
Consumer Discretionary	12.1
Utilities	7.4
Health Care	5.4
Materials	5.1
Consumer Staples	3.1
Energy	2.8
Telecommunication Services	1.4
U.S. Treasury	0.4
Short-Term Investment	1.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

10   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/27/95
Without Sales Charge		(25.33)%	(29.96)%	(0.37)%	5.72%
With Sales Charge*		(29.26)	(33.64)	(1.44)	5.15
CLASS B SHARES	1/27/95
Without CDSC		(25.56)	(30.38)	(1.00)	5.13
With CDSC**		(30.56)	(35.38)	(1.42)	5.13
CLASS C SHARES	3/22/99
Without CDSC		(25.47)	(30.33)	(0.98)	5.00
With CDSC***		(26.47)	(31.33)	(0.98)	5.00
CLASS R2 SHARES	11/03/08	(25.40)	(30.11)	(0.63)	5.41
CLASS R5 SHARES	5/15/06	(25.20)	(29.71)	(0.08)	6.00
SELECT CLASS SHARES	1/27/95	(25.21)	(29.75)	(0.12)	5.98
ULTRA SHARES	2/22/05	(25.18)	(29.67)	(0.01)	6.04

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The performance data includes the performance of the Pegasus Small Cap Opportunity Fund and its predecessors for the period before the consolidation with the Fund on March 22, 1999.

Returns for Class C, Class R2, Class R5 and Ultra Shares prior to their inception dates are based on the performance of the Select Class Shares, the original class offered. All prior class performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares and Ultra Shares would have been different than those shown because Class R5 Shares and Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   11

JPMorgan Strategic Small Cap Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2006
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$3,649
Primary Benchmark	Russell 2000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Strategic Small Cap Value Fund, which seeks capital growth over the long term,* returned –30.17%** (Select Class Shares) for the six months ended December 31, 2008, compared to the –21.17% return for the Russell 2000 Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the material/processing, financial service and healthcare sectors. Market conditions also contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, PGT Inc., a manufacturer of residential windows and doors, detracted from performance. The company fell prey to tightening credit markets and continued deceleration in homebuilding activity. CommScope Inc. also hurt returns. The communications cable manufacturer was hindered by concerns about weakening demand in 2009. Century Aluminum Co., an aluminum producer, also hurt returns. The company’s shares declined after it agreed to increase the number of its outstanding shares. In addition, the company was hurt by the overall weakness in commodities.

On the positive side, stock selection in the auto/transportation and consumer discretionary sectors as well as an overweight in the consumer staple sector contributed to performance. At the individual stock level, Ocwen Financial Corp., which acquires and services nonperforming residential and commercial mortgage loans, contributed to performance. The company benefited from increased demand for loan servicing due to an uptick in delinquent or insolvent borrowers. Comstock Resources Inc., an energy exploration and production company, also helped returns. The company’s shares rose after it reported third-quarter earnings that exceeded expectations due to strength in its onshore operations. AAR Corp., a provider of products and services to the aviation and defense industries, aided results. The company benefited from being selected to supply a number of high-profile equipment orders.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The strategy attempted to achieve superior stock selection by departing from the consensus view of future cash flow. Potential investments were subjected to rigorous financial analysis.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Meadowbrook Insurance Group, Inc.	2.8%
2.	ProAssurance Corp.	2.7
3.	SPDR KBW Regional Banking ETF	2.6
4.	Silgan Holdings, Inc.	2.4
5.	John Wiley & Sons, Inc., Class A	2.2
6.	SPDR DJ Wilshire REIT ETF	2.1
7.	AptarGroup, Inc.	2.0
8.	WSFS Financial Corp.	1.9
9.	Fred’s, Inc., Class A	1.9
10.	HEICO Corp.	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials	29.6%
Industrials	13.9
Consumer Discretionary	11.6
Information Technology	7.6
Investment Companies	6.1
Materials	5.5
Health Care	4.9
Consumer Staples	4.8
Utilities	3.0
Energy	2.9
Telecommunication Services	1.3
Short-Term Investment	8.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of December 31, 2008. The Fund’s composition is subject to change.

12   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/06
Without Sales Charge		(30.34)%	(39.68)%	(15.91)%
With Sales Charge*		(33.98)	(42.84)	(17.50)
CLASS C SHARES	2/28/06
Without CDSC		(30.49)	(39.99)	(16.37)
With CDSC**		(31.49)	(40.99)	(16.37)
CLASS R5 SHARES	7/31/07	(30.12)	(39.26)	(15.52)
SELECT CLASS SHARES	2/28/06	(30.17)	(39.41)	(15.64)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (02/28/06 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2006.

Returns for Class R5 Shares prior to its inception date are based on the performance of the Select Class Shares, the original class offered. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Strategic Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from February 28, 2006 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through March 23, 2007, the Fund did not experience any shareholder purchase and sales activity. If such activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 4, 1993
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$31,753
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan U.S. Small Company Fund, which seeks to provide high total return from a portfolio of small company stocks,* returned –29.08%** (Institutional Class Shares) for the six months ended December 31, 2008, compared to the –26.94% return for the Russell 2000 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the financial and real estate investment trust (REITs) sectors. Market conditions also contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, Federal Agricultural Mortgage Corp., a government-sponsored enterprise (also known as Farmer Mac) that provides loans to farms and rural communities, detracted from performance. The stock sold off after management disclosed that the company’s investment portfolio included Fannie Mae preferred stock. This preferred stock fell sharply when its dividends were suspended as Fannie Mae entered conservatorship. Big Lots Inc., a closeout retailer, also hurt returns. The company reported lower sales compared to the previous year.

On the positive side, stock selection in the health service/system and consumer cyclical sectors aided returns. At the individual stock level, Ikon Office Solutions Inc., an office equipment company, also helped results. The company’s shares rose after it was bought by Japanese office equipment maker Ricoh. Landauer Inc., a radiation monitor company, also helped returns. The company’s shares rose on its medical products that allow doctors to monitor radiation therapy dosages.

Q:	HOW WAS THE FUND MANAGED?

A:	A quantitative ranking methodology was used to identify stocks in each sector, determining which exhibited high earnings quality, had management teams that made effective capital deployment decisions and traded at attractive valuations. The quantitative stock rankings were then implemented via a disciplined portfolio construction process, which balanced risk and return. For each trade suggested by the optimization, the portfolio managers conducted in-depth fundamental research to ensure that the trade met our original investment thesis. Sophisticated trading techniques were used to ensure that the trades were executed in a cost-effective manner.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	BancFirst Corp.	1.5%
2.	Magellan Health Services, Inc.	1.4
3.	EMCOR Group, Inc.	1.4
4.	InterDigital, Inc.	1.4
5.	Orbital Sciences Corp.	1.4
6.	Suffolk Bancorp	1.3
7.	Nash Finch Co.	1.3
8.	Landauer, Inc.	1.3
9.	Nicor, Inc.	1.3
10.	Simmons First National Corp., Class A	1.3

PORTFOLIO COMPOSITION BY SECTOR***

Financials	21.2%
Information Technology	18.5
Health Care	15.0
Industrials	14.6
Consumer Discretionary	11.2
Energy	3.8
Utilities	3.7
Materials	3.1
Consumer Staples	3.1
Telecommunication Services	1.4
Short-Term Investment	4.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

14   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES
Without Sales Charge	11/1/07	(29.30)%	(34.54)%	(3.51)%	0.95%
With Sales Charge*		(32.98)	(37.97)	(4.55)	0.40
CLASS C SHARES
Without CDSC	11/1/07	(29.38)	(34.77)	(3.60)	0.90
With CDSC**		(30.38)	(35.77)	(3.60)	0.90
SELECT CLASS SHARES	9/10/01	(29.02)	(34.27)	(3.41)	1.00
INSTITUTIONAL CLASS SHARES	11/4/93	(29.08)	(34.18)	(3.27)	1.17

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 4, 1993 and prior to September 7, 2001, operated in a master feeder structure. Returns for the Institutional Class Shares prior to September 7, 2001 are calculated using the historical expenses of an institutional feeder, whose expenses are substantially similar to the expenses of the Institutional Class Shares.

Returns for the Select Class Shares prior to its inception date are calculated using the historical expenses of a retail feeder, that was merged out of existence and whose expenses are substantially similar to the expenses of the Select Class Shares, from December 31, 1997 to September 10, 2001.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of the Institutional Class Shares, the original class offered. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   15

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.2%
	Common Stocks — 98.2%
	Aerospace & Defense — 2.0%
66	HEICO Corp.	2,543
	Air Freight & Logistics — 0.6%
31	Hub Group, Inc., Class A (a)	821
	Biotechnology — 4.8%
32	Alexion Pharmaceuticals, Inc. (a)	1,144
116	BioMarin Pharmaceutical, Inc. (a)	2,066
45	Myriad Genetics, Inc. (a)	2,955
		6,165
	Building Products — 0.5%
23	Simpson Manufacturing Co., Inc.	647
	Capital Markets — 4.7%
11	Affiliated Managers Group, Inc. (a)	469
112	Calamos Asset Management, Inc., Class A	830
50	Investment Technology Group, Inc. (a)	1,130
51	Lazard Ltd., (Bermuda), Class A	1,520
361	thinkorswim Group, Inc. (a)	2,026
		5,975
	Commercial Services & Supplies — 4.7%
79	Corrections Corp. of America (a)	1,291
39	Stericycle, Inc. (a)	2,026
87	Waste Connections, Inc. (a)	2,742
		6,059
	Communications Equipment — 6.9%
56	F5 Networks, Inc. (a) (c)	1,282
192	Neutral Tandem, Inc. (a)	3,119
185	ViaSat, Inc. (a)	4,451
		8,852
	Computers & Peripherals — 1.0%
81	Synaptics, Inc. (a) (c)	1,339
	Construction & Engineering — 0.6%
35	Shaw Group, Inc. (The) (a)	720
	Distributors — 2.2%
239	LKQ Corp. (a)	2,788
	Diversified Financial Services — 1.1%
80	MSCI, Inc., Class A (a)	1,428
	Electrical Equipment — 2.9%
17	Energy Conversion Devices, Inc. (a) (c)	431
120	EnerSys (a)	1,319
21	Powell Industries, Inc. (a)	608
32	Roper Industries, Inc.	1,406
		3,764
	Electronic Equipment, Instruments & Components — 1.3%
52	Flir Systems, Inc. (a) (c)	1,608
	Energy Equipment & Services — 1.3%
59	Oceaneering International, Inc. (a)	1,712
	Food & Staples Retailing — 0.8%
77	Susser Holdings Corp. (a)	1,019
	Health Care Equipment & Supplies — 7.6%
136	Hologic, Inc. (a)	1,779
42	IDEXX Laboratories, Inc. (a) (c)	1,512
99	Masimo Corp. (a)	2,938
141	Meridian Bioscience, Inc.	3,596
		9,825
	Health Care Providers & Services — 6.5%
41	DaVita, Inc. (a)	2,027
53	Genoptix, Inc. (a)	1,798
115	Psychiatric Solutions, Inc. (a) (c)	3,214
68	VCA Antech, Inc. (a)	1,350
		8,389
	Health Care Technology — 4.0%
47	Cerner Corp. (a) (c)	1,792
271	Omnicell, Inc. (a)	3,309
		5,101
	Hotels, Restaurants & Leisure — 3.3%
115	Bally Technologies, Inc. (a)	2,755
68	Jack in the Box, Inc. (a)	1,507
		4,262
	Insurance — 2.5%
58	HCC Insurance Holdings, Inc.	1,545
33	ProAssurance Corp. (a)	1,715
		3,260
	Internet Software & Services — 3.8%
861	Art Technology Group, Inc. (a)	1,662
52	Bankrate, Inc. (a) (c)	1,987
103	DealerTrack Holdings, Inc. (a)	1,225
		4,874
	IT Services — 2.1%
116	Syntel, Inc. (c)	2,670
	Life Sciences Tools & Services — 3.4%
68	Bruker Corp. (a)	274
23	Covance, Inc. (a) (c)	1,059
86	Icon plc, (Ireland), ADR (a)	1,695
52	Illumina, Inc. (a) (c)	1,352
		4,380

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Machinery — 2.8%
30	Bucyrus International, Inc.	554
43	Graco, Inc.	1,009
53	Wabtec Corp. (c)	2,091
		3,654
	Media — 1.4%
50	Morningstar, Inc. (a) (c)	1,771
	Oil, Gas & Consumable Fuels — 3.7%
40	Cabot Oil & Gas Corp.	1,030
65	Concho Resources, Inc. (a)	1,492
71	Forest Oil Corp. (a)	1,176
42	Penn Virginia Corp.	1,101
		4,799
	Pharmaceuticals — 1.3%
291	Sucampo Pharmaceuticals, Inc., Class A (a)	1,674
	Professional Services — 2.0%
38	FTI Consulting, Inc. (a)	1,696
19	Watson Wyatt Worldwide, Inc., Class A (m)	899
		2,595
	Road & Rail — 3.9%
61	J.B. Hunt Transport Services, Inc.	1,597
52	Landstar System, Inc.	2,000
52	Old Dominion Freight Line, Inc. (a)	1,472
		5,069
	Semiconductors & Semiconductor Equipment — 3.5%
79	Hittite Microwave Corp. (a)	2,327
173	Microsemi Corp. (a) (c)	2,188
		4,515
	Software — 3.9%
81	NetSuite, Inc. (a) (c)	682
271	Nuance Communications, Inc. (a)	2,806
191	Taleo Corp., Class A (a)	1,497
		4,985
	Specialty Retail — 1.2%
121	DSW, Inc., Class A (a)	1,501
	Textiles, Apparel & Luxury Goods — 4.3%
31	Deckers Outdoor Corp. (a) (c)	2,488
309	Iconix Brand Group, Inc. (a) (c)	3,022
		5,510
	Trading Companies & Distributors — 1.6%
144	Beacon Roofing Supply, Inc. (a)	2,003
	Total Long-Term Investments (Cost $171,250)	126,277
Short-Term Investment — 2.3%
	Investment Company — 2.3%
3,008	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $3,008)	3,008
Investments of Cash Collateral for Securities on Loan — 15.8%
	Investment Company — 15.8%
20,308	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $20,308)	20,308
	Total Investments — 116.3% (Cost $194,566)	149,593
	Liabilities in Excess of Other Assets — (16.3)%	(20,953)
	NET ASSETS — 100.0%	$128,640

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   17

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.2%
	Common Stocks — 95.8%
	Aerospace & Defense — 1.8%
110	Ceradyne, Inc. (a)	2,230
12	Curtiss-Wright Corp. (c)	404
71	Esterline Technologies Corp. (a)	2,694
12	HEICO Corp. (c)	466
11	Triumph Group, Inc.	459
		6,253
	Air Freight & Logistics — 0.6%
23	Atlas Air Worldwide Holdings, Inc. (a)	429
52	Hub Group, Inc., Class A (a)	1,390
38	Pacer International, Inc.	395
		2,214
	Airlines — 1.6%
300	Hawaiian Holdings, Inc. (a)	1,914
155	Republic Airways Holdings, Inc. (a)	1,653
84	SkyWest, Inc.	1,566
71	U.S. Airways Group, Inc. (a)	550
		5,683
	Biotechnology — 4.0%
59	Alexion Pharmaceuticals, Inc. (a)	2,150
52	Alkermes, Inc. (a)	552
56	Arena Pharmaceuticals, Inc. (a)	235
84	Bionovo, Inc. (a) (c)	17
36	Cell Genesys, Inc. (a)	8
81	Cytokinetics, Inc. (a)	231
37	GTx, Inc. (a) (c)	628
131	Halozyme Therapeutics, Inc. (a) (c)	731
28	InterMune, Inc. (a)	300
68	Medarex, Inc. (a)	379
35	Myriad Genetics, Inc. (a) (c)	2,345
19	Onyx Pharmaceuticals, Inc. (a) (c)	639
32	OSI Pharmaceuticals, Inc. (a)	1,261
28	Progenics Pharmaceuticals, Inc. (a) (c)	290
113	Protalix BioTherapeutics, Inc., (Israel) (a)	209
17	Regeneron Pharmaceuticals, Inc. (a)	318
59	Rigel Pharmaceuticals, Inc. (a)	470
108	Seattle Genetics, Inc. (a) (c)	962
88	Theravance, Inc. (a) (c)	1,086
23	United Therapeutics Corp. (a)	1,414
		14,225
	Building Products — 0.7%
49	Gibraltar Industries, Inc.	586
121	INSTEEL Industries, Inc.	1,362
71	Quanex Building Products Corp.	669
		2,617
	Capital Markets — 1.3%
29	BGC Partners, Inc., Class A	81
114	Knight Capital Group, Inc., Class A (a)	1,839
26	Kohlberg Capital Corp. (c)	94
51	LaBranche & Co., Inc. (a)	246
17	optionsXpress Holdings, Inc.	222
18	Patriot Capital Funding, Inc.	65
96	SWS Group, Inc.	1,823
8	thinkorswim Group, Inc. (a)	44
10	TradeStation Group, Inc. (a)	61
3	US Global Investors, Inc., Class A (c)	17
		4,492
	Chemicals — 1.6%
14	Balchem Corp. (c)	350
51	H.B. Fuller Co.	823
80	Innophos Holdings, Inc.	1,577
64	Koppers Holdings, Inc.	1,381
164	PolyOne Corp. (a)	518
57	Spartech Corp.	358
34	W.R. Grace & Co. (a)	201
18	Zep, Inc.	349
		5,557
	Commercial Banks — 7.4%
7	1st Source Corp.	175
33	Ameris Bancorp	392
4	BancFirst Corp.	217
34	Banco Latinoamericano de Exportaciones S.A., (Panama), Class E	490
33	Central Pacific Financial Corp.	329
14	Citizens Republic Bancorp, Inc.	40
31	City Bank (c)	161
36	City Holding Co.	1,245
97	Colonial BancGroup, Inc. (The) (c)	202
19	Columbia Banking System, Inc.	229
50	Community Bank System, Inc.	1,229
15	Community Trust Bancorp, Inc.	549
47	CVB Financial Corp.	560
36	East West Bancorp, Inc. (c)	575
11	Farmers Capital Bank Corp.	278
131	First Bancorp (c)	1,456
6	First Bancorp (c)	112
19	First Community Bancshares, Inc.	652
3	First Financial Bancorp	33
28	Glacier Bancorp, Inc. (c)	529
17	Green Bankshares, Inc. (c)	228

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — 7.4%
147	Hanmi Financial Corp.	302
7	Heritage Commerce Corp.	79
20	Huntington Bancshares, Inc.	150
60	IBERIABANK Corp.	2,885
36	International Bancshares Corp.	784
19	Lakeland Financial Corp.	460
8	MainSource Financial Group, Inc. (c)	119
108	Nara Bancorp, Inc.	1,057
53	National Penn Bancshares, Inc.	763
20	NBT Bancorp, Inc.	554
76	Pacific Capital Bancorp (c)	1,278
19	Peoples Bancorp, Inc. (c)	369
24	Prosperity Bancshares, Inc. (c)	716
51	Provident Bankshares Corp.	493
6	Renasant Corp.	107
11	Republic Bancorp, Inc., Class A	306
7	Sierra Bancorp	141
10	Simmons First National Corp., Class A	304
15	Southside Bancshares, Inc.	362
50	Southwest Bancorp, Inc.	649
147	Sterling Bancshares, Inc.	895
50	Sterling Financial Corp. (c)	438
10	TriCo Bancshares	260
29	UCBH Holdings, Inc. (c)	197
1	W Holding Co., Inc. (c)	15
44	West Coast Bancorp (c)	292
51	Westamerica Bancorp (c)	2,614
28	Wilshire Bancorp, Inc.	254
		26,524
	Commercial Services & Supplies — 3.2%
58	ATC Technology Corp. (a)	841
66	Cenveo, Inc. (a)	296
149	Comfort Systems USA, Inc.	1,589
54	Consolidated Graphics, Inc. (a)	1,218
216	Deluxe Corp.	3,225
29	Ennis, Inc.	356
62	GEO Group, Inc. (The) (a)	1,113
68	Herman Miller, Inc.	889
7	HNI Corp.	103
116	Knoll, Inc.	1,045
20	United Stationers, Inc. (a)	656
1	Waste Connections, Inc. (a)	28
		11,359
	Communications Equipment — 2.8%
278	3Com Corp. (a)	635
207	Arris Group, Inc. (a)	1,645
41	Avocent Corp. (a)	734
28	Black Box Corp.	721
26	Blue Coat Systems, Inc. (a)	217
34	Comtech Telecommunications Corp. (a)	1,535
7	Digi International, Inc. (a)	58
161	Emulex Corp. (a)	1,123
3	Extreme Networks, Inc. (a)	6
122	Finisar Corp. (a)	46
69	Harmonic, Inc. (a)	388
70	MRV Communications, Inc. (a)	54
30	NETGEAR, Inc. (a)	338
69	Plantronics, Inc.	910
39	Polycom, Inc. (a)	526
27	Sonus Networks, Inc. (a) (c)	42
82	Symmetricom, Inc. (a)	324
44	Tekelec (a)	584
16	UTStarcom, Inc. (a) (c)	30
		9,916
	Computers & Peripherals — 0.5%
29	Adaptec, Inc. (a)	96
11	Electronics for Imaging, Inc. (a)	105
18	Hypercom Corp. (a)	20
36	Imation Corp.	491
5	Intevac, Inc. (a)	28
104	Novatel Wireless, Inc. (a)	481
22	Palm, Inc. (a) (c)	68
30	Synaptics, Inc. (a) (c)	504
		1,793
	Construction & Engineering — 1.0%
10	EMCOR Group, Inc. (a)	233
74	MasTec, Inc. (a)	858
102	Perini Corp. (a)	2,385
		3,476
	Construction Materials — 0.0% (g)
24	Headwaters, Inc. (a) (c)	159

	Consumer Finance — 2.3%
60	Advance America Cash Advance Centers, Inc.	114
141	Cash America International, Inc.	3,867
119	Dollar Financial Corp. (a)	1,227
55	EZCORP, Inc., Class A (a)	838
20	First Cash Financial Services, Inc. (a)	385
24	Nelnet, Inc., Class A	342

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Consumer Finance — Continued
64	World Acceptance Corp. (a) (c)	1,271
		8,044
	Containers & Packaging — 1.7%
92	Myers Industries, Inc.	737
110	Rock-Tenn Co., Class A	3,770
36	Silgan Holdings, Inc.	1,711
		6,218
	Diversified Financial Services — 0.6%
12	Compass Diversified Holdings	137
19	Encore Capital Group, Inc. (a) (c)	135
25	Financial Federal Corp.	584
78	Interactive Brokers Group, Inc., Class A (a)	1,399
		2,255
	Diversified Telecommunication Services — 0.9%
581	Cincinnati Bell, Inc. (a) (c)	1,121
233	Premiere Global Services, Inc. (a) (c)	2,009
		3,130
	Electric Utilities — 2.0%
100	El Paso Electric Co. (a)	1,802
107	Portland General Electric Co. (c)	2,075
27	UniSource Energy Corp.	781
129	Westar Energy, Inc. (c)	2,640
		7,298
	Electrical Equipment — 2.4%
21	A.O. Smith Corp.	617
60	Acuity Brands, Inc. (c)	2,098
30	Energy Conversion Devices, Inc. (a) (c)	746
40	Evergreen Solar, Inc. (a) (c)	127
224	GrafTech International Ltd. (a)	1,867
82	Regal-Beloit Corp.	3,127
		8,582
	Electronic Equipment, Instruments & Components — 1.4%
55	Anixter International, Inc. (a)	1,651
70	Benchmark Electronics, Inc. (a)	889
24	Checkpoint Systems, Inc. (a)	240
51	CTS Corp.	281
39	Insight Enterprises, Inc. (a)	267
27	Methode Electronics, Inc.	179
40	Plexus Corp. (a)	680
464	Sanmina-SCI Corp. (a)	218
40	Technitrol, Inc.	139
78	TTM Technologies, Inc. (a)	405
		4,949
	Energy Equipment & Services — 1.3%
75	Allis-Chalmers Energy, Inc. (a) (c)	414
21	Basic Energy Services, Inc. (a)	274
93	Gulfmark Offshore, Inc. (a)	2,212
43	ION Geophysical Corp. (a)	146
16	Lufkin Industries, Inc.	549
19	Matrix Service Co. (a)	143
19	Newpark Resources (a)	70
110	Parker Drilling Co. (a)	318
30	Precision Drilling Trust, (Canada) (c)	254
21	T-3 Energy Services, Inc. (a)	196
		4,576
	Food & Staples Retailing — 1.3%
28	Casey’s General Stores, Inc.	642
87	Nash Finch Co.	3,892
		4,534
	Food Products — 1.5%
13	Cal-Maine Foods, Inc. (c)	384
72	Chiquita Brands International, Inc. (a)	1,058
142	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	3,177
28	TreeHouse Foods, Inc. (a)	774
		5,393
	Gas Utilities — 1.9%
59	Laclede Group, Inc. (The) (c)	2,778
53	New Jersey Resources Corp.	2,099
27	Northwest Natural Gas Co.	1,194
26	WGL Holdings, Inc. (c)	860
		6,931
	Health Care Equipment & Supplies — 3.1%
81	CONMED Corp. (a)	1,930
53	Electro-Optical Sciences, Inc. (a)	178
31	Greatbatch, Inc. (a) (c)	820
2	Haemonetics Corp. (a)	113
2	Integra LifeSciences Holdings Corp. (a) (c)	85
120	Invacare Corp.	1,865
12	Palomar Medical Technologies, Inc. (a)	140
90	Quidel Corp. (a)	1,175
99	STERIS Corp.	2,356
73	Thoratec Corp. (a)	2,359
		11,021
	Health Care Providers & Services — 4.7%
96	Alliance Imaging, Inc. (a)	767
28	Amedisys, Inc. (a)	1,174

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — Continued
59	AMERIGROUP Corp. (a)	1,750
71	AMN Healthcare Services, Inc. (a)	603
64	Centene Corp. (a)	1,261
22	Emergency Medical Services Corp., Class A (a)	791
118	Gentiva Health Services, Inc. (a)	3,447
76	Hanger Orthopedic Group, Inc. (a)	1,100
18	inVentiv Health, Inc. (a)	204
70	Owens & Minor, Inc. (c)	2,651
65	PSS World Medical, Inc. (a)	1,231
29	Psychiatric Solutions, Inc. (a) (c)	813
39	Res-Care, Inc. (a)	583
17	US Physical Therapy, Inc. (a)	225
		16,600
	Health Care Technology — 0.5%
23	MedAssets, Inc. (a)	333
111	Omnicell, Inc. (a)	1,349
		1,682
	Hotels, Restaurants & Leisure — 1.2%
47	CEC Entertainment, Inc. (a)	1,142
18	Cracker Barrel Old Country Store, Inc.	370
257	Denny’s Corp. (a)	511
50	Einstein Noah Restaurant Group, Inc. (a)	290
86	Jack in the Box, Inc. (a)	1,891
17	Rick’s Cabaret International, Inc. (a)	69
		4,273
	Household Durables — 1.5%
86	Champion Enterprises, Inc. (a)	48
1	CSS Industries, Inc.	18
124	Helen of Troy Ltd., (Bermuda) (a)	2,154
32	Hooker Furniture Corp.	247
25	Jarden Corp. (a)	291
69	Tempur-Pedic International, Inc. (c)	491
97	Tupperware Brands Corp.	2,202
		5,451
	Insurance — 4.6%
21	American Physicians Capital, Inc.	1,010
29	Amerisafe, Inc. (a)	604
21	Argo Group International Holdings Ltd., (Bermuda) (a)	698
96	Aspen Insurance Holdings Ltd., (Bermuda)	2,330
40	Assured Guaranty Ltd., (Bermuda) (c)	453
31	Delphi Financial Group, Inc., Class A	570
14	First Mercury Financial Corp. (a)	203
93	Flagstone Reinsurance Holdings Ltd., (Bermuda)	912
12	Hallmark Financial Services (a)	107
91	Meadowbrook Insurance Group, Inc.	587
20	National Financial Partners Corp. (c)	60
1	Navigators Group, Inc. (a)	71
78	Platinum Underwriters Holdings Ltd., (Bermuda)	2,825
162	PMA Capital Corp., Class A (a)	1,149
53	Safety Insurance Group, Inc.	2,029
31	SeaBright Insurance Holdings, Inc. (a)	365
52	Selective Insurance Group	1,181
43	Zenith National Insurance Corp.	1,346
		16,500
	Internet & Catalog Retail — 0.0% (g)
2	NutriSystem, Inc. (c)	29

	Internet Software & Services — 1.6%
19	Ariba, Inc. (a)	139
24	Art Technology Group, Inc. (a)	46
33	AsiaInfo Holdings, Inc., (China) (a)	394
10	Digital River, Inc. (a)	245
257	EarthLink, Inc. (a)	1,739
46	Interwoven, Inc. (a)	576
48	j2 Global Communications, Inc. (a)	966
40	Perficient, Inc. (a)	191
190	United Online, Inc.	1,152
58	ValueClick, Inc. (a)	397
		5,845
	IT Services — 2.4%
80	Acxiom Corp.	649
34	CACI International, Inc., Class A (a)	1,547
105	CIBER, Inc. (a)	504
33	CSG Systems International, Inc. (a)	568
84	Cybersource Corp. (a) (c)	1,011
35	Gartner, Inc. (a)	631
20	Hackett Group, Inc. (The) (a)	57
14	iGate Corp. (a)	91
34	infoGROUP, Inc.	162
8	Integral Systems, Inc. (a)	98
35	Mantech International Corp., Class A (a)	1,902
12	NCI, Inc., Class A (a)	355
73	Perot Systems Corp., Class A (a)	998
		8,573

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Leisure Equipment & Products — 1.2%
176	JAKKS Pacific, Inc. (a)	3,637
49	RC2 Corp. (a)	523
13	Steinway Musical Instruments (a)	228
		4,388
	Life Sciences Tools & Services — 0.5%
12	AMAG Pharmaceuticals, Inc. (a) (c)	423
12	Enzo Biochem, Inc. (a)	59
51	eResearchTechnology, Inc. (a) (c)	335
28	Exelixis, Inc. (a) (c)	141
7	Kendle International, Inc. (a)	188
50	Medivation, Inc. (a) (c)	728
		1,874
	Machinery — 3.6%
19	Astec Industries, Inc. (a)	608
56	Barnes Group, Inc. (c)	815
13	Cascade Corp.	394
16	Chart Industries, Inc. (a)	168
61	CIRCOR International, Inc.	1,675
69	Columbus McKinnon Corp. (a)	940
115	EnPro Industries, Inc. (a)	2,473
116	Force Protection, Inc. (a)	695
14	Middleby Corp. (a) (c)	368
34	Wabash National Corp.	152
100	Wabtec Corp.	3,959
10	Watts Water Technologies, Inc., Class A	260
306	Xerium Technologies, Inc. (a) (c)	202
		12,709
	Marine — 0.1%
150	Horizon Lines, Inc., Class A	524
	Media — 0.4%
20	Belo Corp., Class A	30
56	Harte-Hanks, Inc.	347
26	Lee Enterprises, Inc. (c)	11
31	Marvel Entertainment, Inc. (a)	962
29	McClatchy Co., Class A (c)	23
26	Valassis Communications, Inc. (a)	35
		1,408
	Metals & Mining — 0.2%
3	Compass Minerals International, Inc.	176
22	Olympic Steel, Inc.	446
26	Sutor Technology Group Ltd., (China) (a)	60
		682
	Multi-Utilities — 0.2%
21	Black Hills Corp.	566
	Oil, Gas & Consumable Fuels — 2.1%
5	APCO Argentina, Inc.	130
6	Clayton Williams Energy, Inc. (a)	291
198	Endeavour International Corp. (a)	99
17	Georesources, Inc. (a)	151
299	Gran Tierra Energy, Inc., (Canada) (a)	836
46	Knightsbridge Tankers Ltd., (Bermuda)	674
177	McMoRan Exploration Co. (a) (c)	1,733
118	Pacific Ethanol, Inc. (a) (c)	52
32	Penn Virginia Corp.	842
107	Stone Energy Corp. (a) (c)	1,180
27	Swift Energy Co. (a)	452
18	Toreador Resources Corp. (a) (c)	99
108	VAALCO Energy, Inc. (a)	806
		7,345
	Paper & Forest Products — 0.0% (g)
42	Buckeye Technologies, Inc. (a)	154
	Personal Products — 0.3%
73	American Oriental Bioengineering, Inc., (China) (a) (c)	492
35	China Sky One Medical, Inc., (China) (a) (c)	552
		1,044
	Pharmaceuticals — 1.5%
7	Auxilium Pharmaceuticals, Inc. (a) (c)	196
45	Cardiome Pharma Corp., (Canada) (a) (c)	206
2	CPEX Pharmaceuticals, Inc. (a)	16
65	Cypress Bioscience, Inc. (a)	441
38	DURECT Corp. (a)	129
22	Par Pharmaceutical Cos., Inc. (a)	290
11	Salix Pharmaceuticals Ltd. (a)	99
48	Sucampo Pharmaceuticals, Inc., Class A (a)	274
28	ULURU, Inc. (a)	8
30	Valeant Pharmaceuticals International (a) (c)	687
149	ViroPharma, Inc. (a)	1,940
39	XenoPort, Inc. (a) (c)	988
		5,274
	Professional Services — 0.9%
28	COMSYS IT Partners, Inc. (a)	62
34	Heidrick & Struggles International, Inc. (c)	732
111	Kforce, Inc. (a)	856
58	Korn/Ferry International (a)	664
24	Navigant Consulting, Inc. (a)	375
62	TrueBlue, Inc. (a)	596
		3,285

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — 5.1%
16	American Campus Communities, Inc.	327
138	Anthracite Capital, Inc. (c)	309
35	Ashford Hospitality Trust, Inc.	40
85	Associated Estates Realty Corp. (c)	773
15	BioMed Realty Trust, Inc.	180
45	Capstead Mortgage Corp.	484
282	DCT Industrial Trust, Inc.	1,424
58	Glimcher Realty Trust	164
58	Hersha Hospitality Trust (c)	174
16	Home Properties, Inc.	637
13	LaSalle Hotel Properties	140
405	Lexington Realty Trust	2,025
111	Maguire Properties, Inc. (a) (c)	162
360	MFA Financial, Inc.	2,122
15	Mission West Properties, Inc.	118
108	National Retail Properties, Inc. (c)	1,858
137	NorthStar Realty Finance Corp. (c)	535
78	Omega Healthcare Investors, Inc.	1,246
30	Parkway Properties, Inc.	542
67	Pennsylvania Real Estate Investment Trust (c)	502
23	PS Business Parks, Inc.	1,045
25	RAIT Financial Trust	65
16	Saul Centers, Inc.	616
134	Senior Housing Properties Trust	2,408
85	Strategic Hotels & Resorts, Inc. (c)	142
		18,038
	Real Estate Management & Development — 0.1%
20	Forestar Group, Inc. (a)	192
	Road & Rail — 0.6%
64	Arkansas Best Corp.	1,918
9	Marten Transport Ltd. (a)	165
55	YRC Worldwide, Inc. (a) (c)	158
		2,241
	Semiconductors & Semiconductor Equipment — 3.2%
5	Actel Corp. (a)	62
10	Advanced Energy Industries, Inc. (a)	97
419	Amkor Technology, Inc. (a)	913
65	Anadigics, Inc. (a)	96
24	Applied Micro Circuits Corp. (a)	93
18	Asyst Technologies, Inc. (a)	5
20	Brooks Automation, Inc. (a)	118
164	Cirrus Logic, Inc. (a)	439
45	Diodes, Inc. (a)	272
34	DSP Group, Inc. (a)	271
104	Emcore Corp. (a) (c)	135
23	Entegris, Inc. (a)	50
15	IXYS Corp.	126
95	Kulicke & Soffa Industries, Inc. (a) (c)	162
27	Lattice Semiconductor Corp. (a)	40
14	Mattson Technology, Inc. (a)	19
73	Micrel, Inc.	537
25	Microsemi Corp. (a)	312
68	MIPS Technologies, Inc. (a)	76
26	MKS Instruments, Inc. (a)	385
269	PMC-Sierra, Inc. (a)	1,308
63	RF Micro Devices, Inc. (a)	49
40	Semtech Corp. (a)	450
3	Sigma Designs, Inc. (a) (c)	32
77	Silicon Image, Inc. (a)	322
55	Silicon Storage Technology, Inc. (a)	127
377	Skyworks Solutions, Inc. (a)	2,087
22	Standard Microsystems Corp. (a)	364
4	Supertex, Inc. (a)	89
79	Techwell, Inc. (a)	512
6	Tessera Technologies, Inc. (a)	69
246	TriQuint Semiconductor, Inc. (a)	845
144	Zoran Corp. (a)	985
		11,447
	Software — 3.2%
6	Actuate Corp. (a)	17
239	Aspen Technology, Inc. (a)	1,699
29	Epicor Software Corp. (a) (c)	138
58	Informatica Corp. (a)	801
174	JDA Software Group, Inc. (a)	2,278
14	Macrovision Solutions Corp. (a)	172
14	Manhattan Associates, Inc. (a) (c)	218
49	Mentor Graphics Corp. (a)	253
7	Net 1 UEPS Technologies, Inc., (South Africa) (a)	96
148	OpenTV Corp., Class A (a)	182
96	Parametric Technology Corp. (a)	1,213
6	Pegasystems, Inc.	78
36	Progress Software Corp. (a)	691
50	Quest Software, Inc. (a)	635
41	Smith Micro Software, Inc. (a) (c)	227
9	SPSS, Inc. (a)	253
89	Sybase, Inc. (a)	2,207
44	TeleCommunication Systems, Inc., Class A (a)	381
		11,539

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Specialty Retail — 4.1%
46	Aeropostale, Inc. (a)	744
103	Brown Shoe Co., Inc.	872
35	Buckle, Inc. (The)	759
24	Children’s Place Retail Stores, Inc. (The) (a)	512
79	Collective Brands, Inc. (a) (c)	924
94	Finish Line, Inc. (The), Class A	525
72	Gymboree Corp. (a)	1,878
61	Jos. A. Bank Clothiers, Inc. (a) (c)	1,587
233	Rent-A-Center, Inc. (a)	4,111
60	Sally Beauty Holdings, Inc. (a) (c)	343
747	Wet Seal, Inc. (The), Class A (a)	2,218
		14,473
	Textiles, Apparel & Luxury Goods — 1.6%
22	Deckers Outdoor Corp. (a)	1,741
170	Maidenform Brands, Inc. (a)	1,726
36	Movado Group, Inc.	338
8	Oxford Industries, Inc.	70
105	Perry Ellis International, Inc. (a)	663
19	Steven Madden Ltd. (a)	399
31	UniFirst Corp.	929
		5,866
	Thrifts & Mortgage Finance — 1.2%
68	First Niagara Financial Group, Inc.	1,098
20	Guaranty Financial Group, Inc. (a) (c)	53
18	OceanFirst Financial Corp.	294
113	Ocwen Financial Corp. (a)	1,037
61	PMI Group, Inc. (The) (c)	119
65	Trustco Bank Corp.	615
47	United Community Financial Corp.	42
22	WSFS Financial Corp.	1,070
		4,328
	Trading Companies & Distributors — 1.2%
23	Aceto Corp.	234
178	Applied Industrial Technologies, Inc. (c)	3,366
29	Kaman Corp.	517
		4,117
	Wireless Telecommunication Services — 1.1%
196	Centennial Communications Corp. (a)	1,582
182	Syniverse Holdings, Inc. (a)	2,170
		3,752
	Total Common Stocks (Cost $456,281)	341,398

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligation — 0.4%
1,555	U.S. Treasury Note, 3.125%, 11/30/09 (k) (Cost $1,588)	1,594
	Total Long-Term Investments (Cost $457,869)	342,992

SHARES
Short-Term Investment — 2.5%
Investment Company — 2.5%
8,901	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $8,901)	8,901

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 10.8%
	Corporate Notes — 9.8%
5,000	ANZ National Bank Ltd., (New Zealand), VAR, 2.429%, 04/09/09 (e)	5,006
12,000	Beta Finance, Inc., VAR, 0.383%, 02/20/09 (e) (i) (s)	11,930
13,000	Goldman Sachs Group, Inc. (The), VAR, 0.170%, 02/13/09	12,966
5,000	Svenska Handelsbanken AB, (Sweden), VAR, 4.418%, 02/06/09 (e)	5,003
		34,905

SHARES
	Investment Company — 1.0%
3,472	JPMorgan Prime Money Market Fund, Capital Shares (b)	3,472
	Total Investments of Cash Collateral for Securities on Loan (Cost $38,463)	38,377
	Total Investments — 109.5% (Cost $505,233)	390,270
	Liabilities in Excess of Other Assets — (9.5)%	(33,945)
	NET ASSETS — 100.0%	$356,325

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
264	E-mini Russell 2000	03/20/09	$13,034	$579

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   25

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.9%
	Common Stocks — 96.9%
	Aerospace & Defense — 2.9%
82	Alliant Techsystems, Inc. (a)	7,075
566	TransDigm Group, Inc. (a)	19,005
		26,080
	Air Freight & Logistics — 0.5%
203	Forward Air Corp.	4,922
	Beverages — 1.7%
463	Hansen Natural Corp. (a)	15,522
	Biotechnology — 1.3%
180	Myriad Genetics, Inc. (a)	11,905
	Capital Markets — 3.6%
967	Calamos Asset Management, Inc., Class A	7,157
1,642	HFF, Inc., Class A (a)	4,022
206	KBW, Inc. (a) (c)	4,737
1,235	optionsXpress Holdings, Inc.	16,504
		32,420
	Chemicals — 2.4%
227	Airgas, Inc.	8,847
57	Intrepid Potash, Inc. (a) (c)	1,184
404	Scotts Miracle-Gro Co. (The), Class A	12,005
		22,036
	Commercial Banks — 1.4%
130	Hancock Holding Co.	5,890
263	S.Y. Bancorp, Inc. (c)	7,238
		13,128
	Commercial Services & Supplies — 3.6%
784	Comfort Systems USA, Inc.	8,359
762	Waste Connections, Inc. (a)	24,049
		32,408
	Communications Equipment — 1.7%
944	Neutral Tandem, Inc. (a)	15,317
	Containers & Packaging — 6.0%
435	AptarGroup, Inc.	15,315
484	Crown Holdings, Inc. (a)	9,290
627	Silgan Holdings, Inc.	29,997
		54,602
	Diversified Consumer Services — 0.9%
380	Brink’s Home Security Holdings, Inc. (a)	8,328
	Diversified Financial Services — 0.7%
332	MSCI, Inc., Class A (a)	5,889
	Diversified Telecommunication Services — 3.6%
848	Cbeyond, Inc. (a)	13,544
775	NTELOS Holdings Corp.	19,123
		32,667
	Electrical Equipment — 0.2%
577	GT Solar International, Inc. (a)	1,668
	Electronic Equipment, Instruments & Components — 1.0%
294	Anixter International, Inc. (a)	8,843
	Energy Equipment & Services — 1.9%
528	Exterran Holdings, Inc. (a)	11,248
234	FMC Technologies, Inc. (a)	5,578
		16,826
	Food & Staples Retailing — 2.2%
1,250	Winn-Dixie Stores, Inc. (a)	20,131
	Food Products — 1.0%
1,333	B&G Foods, Inc., Class A	7,197
1,142	Reddy Ice Holdings, Inc.	1,644
		8,841
	Gas Utilities — 2.6%
557	Atmos Energy Corp.	13,190
235	Northwest Natural Gas Co.	10,410
		23,600
	Health Care Equipment & Supplies — 2.6%
396	IDEXX Laboratories, Inc. (a)	14,302
700	Natus Medical, Inc. (a)	9,061
		23,363
	Health Care Providers & Services — 8.6%
783	AMN Healthcare Services, Inc. (a)	6,628
659	Catalyst Health Solutions, Inc. (a)	16,058
378	MWI Veterinary Supply, Inc. (a)	10,199
911	PharMerica Corp. (a)	14,278
1,666	PSS World Medical, Inc. (a)	31,363
		78,526
	Health Care Technology — 0.5%
395	Omnicell, Inc. (a)	4,823
	Hotels, Restaurants & Leisure — 3.1%
1,031	Papa John’s International, Inc. (a)	19,002
1,894	Shuffle Master, Inc. (a)	9,396
		28,398
	Household Durables — 1.1%
903	Jarden Corp. (a)	10,379

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — 7.5%
111	American Physicians Capital, Inc.	5,323
1,316	eHealth, Inc. (a)	17,478
733	ProAssurance Corp. (a)	38,674
107	RLI Corp.	6,563
		68,038
	Internet Software & Services — 3.3%
2,508	Dice Holdings, Inc. (a)	10,232
1,467	Liquidity Services, Inc. (a)	12,221
1,398	Travelzoo, Inc. (a) (c)	7,771
		30,224
	Leisure Equipment & Products — 1.7%
855	Pool Corp. (c)	15,363
	Machinery — 1.8%
244	Kaydon Corp.	8,371
387	RBC Bearings, Inc. (a)	7,840
		16,211
	Media — 3.1%
811	Cinemark Holdings, Inc.	6,029
388	Interactive Data Corp.	9,575
360	Morningstar, Inc. (a) (c)	12,791
		28,395
	Metals & Mining — 2.9%
606	Commercial Metals Co.	7,190
333	Compass Minerals International, Inc.	19,516
		26,706
	Oil, Gas & Consumable Fuels — 2.7%
252	Concho Resources, Inc. (a)	5,754
163	Penn Virginia Corp.	4,228
280	Southwestern Energy Co. (a)	8,119
310	St. Mary Land & Exploration Co.	6,291
		24,392
	Professional Services — 1.2%
249	CoStar Group, Inc. (a) (c)	8,217
765	Hudson Highland Group, Inc. (a)	2,562
		10,779
	Real Estate Investment Trusts (REITs) — 3.3%
120	EastGroup Properties, Inc.	4,277
893	Franklin Street Properties Corp.	13,167
347	Mid-America Apartment Communities, Inc.	12,880
		30,324
	Real Estate Management & Development — 0.8%
265	Jones Lang LaSalle, Inc.	7,347
	Road & Rail — 1.5%
283	Knight Transportation, Inc.	4,563
225	Landstar System, Inc.	8,655
		13,218
	Semiconductors & Semiconductor Equipment — 0.4%
247	Standard Microsystems Corp. (a)	4,028
	Software — 8.5%
1,288	Aspen Technology, Inc. (a)	9,142
484	Blackboard, Inc. (a)	12,699
465	Deltek, Inc. (a)	2,155
909	MICROS Systems, Inc. (a)	14,834
679	Monotype Imaging Holdings, Inc. (a)	3,936
529	NetSuite, Inc. (a) (c)	4,461
975	Nuance Communications, Inc. (a)	10,105
692	Solera Holdings, Inc. (a)	16,689
647	SuccessFactors, Inc. (a) (c)	3,713
		77,734
	Specialty Retail — 0.9%
573	Barnes & Noble, Inc. (c)	8,589
	Textiles, Apparel & Luxury Goods — 0.8%
128	Fossil, Inc. (a)	2,140
514	Iconix Brand Group, Inc. (a)	5,024
		7,164
	Thrifts & Mortgage Finance — 0.8%
442	First Niagara Financial Group, Inc.	7,141
	Wireless Telecommunication Services — 0.6%
671	Centennial Communications Corp. (a)	5,407
	Total Long-Term Investments (Cost $1,071,005)	881,682
Short-Term Investment — 4.9%
	Investment Company — 4.9%
44,644	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $44,644)	44,644

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 3.9%
	Corporate Notes — 2.7%
5,000	ANZ National Bank Ltd., (New Zealand), VAR, 2.429%, 04/09/09 (e)	5,006
6,999	Beta Finance, Inc., VAR, 0.383%, 02/20/09 (e) (i) (s)	6,959
8,000	Metropolitan Life Global Funding I, VAR, 4.570%, 02/09/09 (e)	7,945

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   27

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
	Corporate Notes — Continued
5,000	Svenska Handelsbanken AB, (Sweden), VAR, 4.418%, 02/06/09 (e)	5,003
		24,913

SHARES
	Investment Company — 1.2%
10,636	JPMorgan Prime Money Market Fund, Capital Shares (b)	10,636
	Total Investments of Cash Collateral for Securities on Loan (Cost $35,631)	35,549
	Total Investments — 105.7% (Cost $1,151,280)	961,875
	Liabilities in Excess of Other Assets — (5.7)%	(52,134)
	NET ASSETS — 100.0%	$909,741

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.0%
	Common Stocks — 99.0%
	Aerospace & Defense — 1.5%
104	HEICO Corp. (c)	4,036
	Air Freight & Logistics — 1.3%
60	Hub Group, Inc., Class A (a)	1,598
139	UTI Worldwide, Inc., (United Kingdom)	1,993
		3,591
	Biotechnology — 6.1%
66	Alexion Pharmaceuticals, Inc. (a) (c)	2,374
178	BioMarin Pharmaceutical, Inc. (a) (c)	3,167
384	Halozyme Therapeutics, Inc. (a) (c)	2,150
91	Myriad Genetics, Inc. (a)	6,039
208	Theravance, Inc. (a) (c)	2,574
		16,304
	Building Products — 0.5%
47	Simpson Manufacturing Co., Inc. (c)	1,296
	Capital Markets — 3.1%
37	Affiliated Managers Group, Inc. (a)	1,551
228	Calamos Asset Management, Inc., Class A	1,690
104	Investment Technology Group, Inc. (a)	2,366
486	thinkorswim Group, Inc. (a)	2,732
		8,339
	Chemicals — 0.4%
175	Innospec, Inc., (United Kingdom)	1,032
	Commercial Services & Supplies — 2.9%
182	GEO Group, Inc. (The) (a)	3,275
139	Waste Connections, Inc. (a)	4,395
		7,670
	Communications Equipment — 4.1%
290	Neutral Tandem, Inc. (a)	4,701
256	ViaSat, Inc. (a)	6,161
		10,862
	Computers & Peripherals — 1.4%
135	Data Domain, Inc. (a) (c)	2,531
73	Synaptics, Inc. (a) (c)	1,215
		3,746
	Construction Materials — 0.9%
126	Eagle Materials, Inc. (c)	2,320
	Distributors — 1.2%
267	LKQ Corp. (a)	3,110
	Diversified Consumer Services — 0.9%
26	Grand Canyon Education, Inc. (a)	488
99	K12, Inc. (a)	1,860
		2,348
	Diversified Financial Services — 1.2%
175	MSCI, Inc., Class A (a)	3,103
	Diversified Telecommunication Services — 1.2%
199	Cbeyond, Inc. (a) (c)	3,184
	Electrical Equipment — 1.4%
34	Energy Conversion Devices, Inc. (a) (c)	862
122	EnerSys (a)	1,337
155	GT Solar International, Inc. (a)	448
42	Powell Industries, Inc. (a)	1,222
		3,869
	Electronic Equipment, Instruments & Components — 1.8%
96	Flir Systems, Inc. (a)	2,941
132	IPG Photonics Corp. (a) (c)	1,744
		4,685
	Energy Equipment & Services — 1.0%
94	Oceaneering International, Inc. (a)	2,742
	Food & Staples Retailing — 0.8%
162	Susser Holdings Corp. (a)	2,157
	Health Care Equipment & Supplies — 8.2%
220	Hologic, Inc. (a)	2,872
306	Insulet Corp. (a) (c)	2,365
121	Masimo Corp. (a) (c)	3,609
233	Meridian Bioscience, Inc.	5,927
215	Thoratec Corp. (a)	6,977
		21,750
	Health Care Providers & Services — 5.2%
62	Genoptix, Inc. (a)	2,101
210	Gentiva Health Services, Inc. (a)	6,149
105	Healthways, Inc. (a)	1,206
155	Psychiatric Solutions, Inc. (a) (c)	4,312
		13,768
	Health Care Technology — 4.3%
403	MedAssets, Inc. (a)	5,891
450	Omnicell, Inc. (a)	5,490
		11,381
	Hotels, Restaurants & Leisure — 3.8%
168	Bally Technologies, Inc. (a) (c)	4,046
285	California Pizza Kitchen, Inc. (a)	3,052
142	Jack in the Box, Inc. (a)	3,130
		10,228
	Insurance — 3.6%
236	Castlepoint Holdings Ltd., (Bermuda)	3,195
96	HCC Insurance Holdings, Inc.	2,558

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — Continued
73	ProAssurance Corp. (a)	3,866
		9,619
	Internet Software & Services — 4.5%
1,150	Art Technology Group, Inc. (a)	2,219
93	Bankrate, Inc. (a) (c)	3,530
142	DealerTrack Holdings, Inc. (a)	1,690
63	Digital River, Inc. (a)	1,574
401	Switch & Data Facilities Co., Inc. (a)	2,962
		11,975
	IT Services — 1.3%
152	Syntel, Inc. (c)	3,510
	Life Sciences Tools & Services — 4.1%
133	Bruker Corp. (a)	537
595	Enzo Biochem, Inc. (a) (c)	2,911
255	Exelixis, Inc. (a) (c)	1,278
157	Icon plc, (Ireland), ADR (a)	3,098
72	Illumina, Inc. (a)	1,863
80	Medivation, Inc. (a) (c)	1,163
		10,850
	Machinery — 2.6%
60	Bucyrus International, Inc.	1,106
83	Graco, Inc.	1,979
94	Wabtec Corp.	3,724
		6,809
	Media — 0.7%
50	Morningstar, Inc. (a) (c)	1,764
	Oil, Gas & Consumable Fuels — 5.0%
135	Cabot Oil & Gas Corp.	3,497
83	Comstock Resources, Inc. (a)	3,898
130	Concho Resources, Inc. (a)	2,964
45	Forest Oil Corp. (a)	734
89	Penn Virginia Corp.	2,305
		13,398
	Pharmaceuticals — 1.4%
300	Sucampo Pharmaceuticals, Inc., Class A (a)	1,722
165	ViroPharma, Inc. (a)	2,148
		3,870
	Professional Services — 2.0%
77	FTI Consulting, Inc. (a)	3,449
39	Watson Wyatt Worldwide, Inc., Class A	1,865
		5,314
	Road & Rail — 2.6%
106	Landstar System, Inc.	4,087
103	Old Dominion Freight Line, Inc. (a)	2,936
		7,023
	Semiconductors & Semiconductor Equipment — 3.4%
99	Hittite Microwave Corp. (a) (c)	2,921
281	Microsemi Corp. (a)	3,549
88	Tessera Technologies, Inc. (a)	1,045
82	Varian Semiconductor Equipment Associates, Inc. (a) (c)	1,484
		8,999
	Software — 6.1%
99	ANSYS, Inc. (a)	2,748
178	Blackboard, Inc. (a) (c)	4,661
171	NetSuite, Inc. (a) (c)	1,439
444	Nuance Communications, Inc. (a)	4,597
182	Taleo Corp., Class A (a)	1,422
325	THQ, Inc. (a) (c)	1,361
		16,228
	Specialty Retail — 2.4%
245	DSW, Inc., Class A (a) (c)	3,054
394	Ulta Salon Cosmetics & Fragrance, Inc. (a)	3,260
		6,314
	Textiles, Apparel & Luxury Goods — 4.2%
63	Deckers Outdoor Corp. (a)	5,016
502	Iconix Brand Group, Inc. (a)	4,909
52	Under Armour, Inc., Class A (a) (c)	1,227
		11,152
	Thrifts & Mortgage Finance — 1.1%
61	WSFS Financial Corp.	2,913
	Trading Companies & Distributors — 0.8%
156	Beacon Roofing Supply, Inc. (a) (c)	2,160
	Total Long-Term Investments (Cost $324,714)	263,419
Short-Term Investment — 2.2%
	Investment Company — 2.2%
5,822	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares (b) (m) (Cost $5,822)	5,822

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 14.5%
	Certificate of Deposit — 1.3%
3,500	Calyon, New York, VAR, 0.397%, 03/15/10	3,383
	Corporate Notes — 11.5%
6,000	BBVA U.S. Senior S.A., (Spain), VAR, 2.149%, 03/12/10 (e)	5,870
6,999	Beta Finance, Inc., VAR, 0.383%, 02/20/09 (e) (i) (s)	6,959
7,000	General Electric Capital Corp., VAR, 0.400%, 03/12/10	6,682
3,000	Goldman Sachs Group, Inc. (The), VAR, 0.170%, 02/13/09	2,992
1,000	Monumental Global Funding II, VAR, 0.395%, 03/26/10 (e)	904
6,000	Monumental Global Funding III, VAR, 2.203%, 05/24/10 (e)	5,570
2,000	Pricoa Global Funding I, VAR, 0.405%, 12/15/09 (e)	1,853
		30,830

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 1.7%
4,428	JPMorgan Prime Money Market Fund, Capital Shares (b)	4,428
	Total Investments of Cash Collateral for Securities on Loan (Cost $39,922)	38,641
	Total Investments — 115.7% (Cost $370,458)	307,882
	Liabilities in Excess of Other Assets — (15.7)%	(41,769)
	NET ASSETS — 100.0%	$266,113

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   31

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.4%
	Common Stocks — 97.9%
	Aerospace & Defense — 1.3%
43	Cubic Corp.	1,161
213	Orbital Sciences Corp. (a)	4,162
		5,323
	Air Freight & Logistics — 0.7%
21	Atlas Air Worldwide Holdings, Inc. (a)	399
231	Pacer International, Inc.	2,404
		2,803
	Airlines — 1.3%
157	Continental Airlines, Inc., Class B (a) (c)	2,830
58	Hawaiian Holdings, Inc. (a)	369
68	Republic Airways Holdings, Inc. (a)	725
57	SkyWest, Inc.	1,051
27	UAL Corp. (c)	299
		5,274
	Auto Components — 0.5%
201	ArvinMeritor, Inc. (c)	574
19	Autoliv, Inc., (Sweden)	417
81	Modine Manufacturing Co.	394
33	Stoneridge, Inc. (a)	150
35	Superior Industries International, Inc. (c)	370
137	Visteon Corp. (a)	48
		1,953
	Biotechnology — 0.3%
31	Arena Pharmaceuticals, Inc. (a)	130
69	Bionovo, Inc. (a) (c)	14
51	Protalix BioTherapeutics, Inc., (Israel) (a)	94
9	Rigel Pharmaceuticals, Inc. (a)	74
29	Seattle Genetics, Inc. (a) (c)	261
13	United Therapeutics Corp. (a)	807
		1,380
	Building Products — 0.8%
49	Gibraltar Industries, Inc.	586
17	INSTEEL Industries, Inc. (c)	191
42	Lennox International, Inc.	1,350
36	NCI Building Systems, Inc. (a) (c)	588
54	Quanex Building Products Corp.	502
		3,217
	Capital Markets — 1.0%
28	Affiliated Managers Group, Inc. (a) (c)	1,178
29	Federated Investors, Inc., Class B	483
61	Investment Technology Group, Inc. (a)	1,379
48	Janus Capital Group, Inc.	384
14	Piper Jaffray Cos. (a)	573
19	thinkorswim Group, Inc. (a)	107
		4,104
	Chemicals — 2.3%
13	GenTek, Inc. (a)	194
194	H.B. Fuller Co. (c)	3,128
63	Innophos Holdings, Inc.	1,246
21	Sensient Technologies Corp.	509
262	Spartech Corp.	1,639
104	Terra Industries, Inc.	1,732
40	Zep, Inc.	778
		9,226
	Commercial Banks — 14.7%
53	1st Source Corp.	1,252
34	AMCORE Financial, Inc. (c)	122
44	BancFirst Corp. (c)	2,307
90	Bank of Hawaii Corp.	4,047
18	Cardinal Financial Corp.	103
82	Cathay General Bancorp	1,936
42	Central Pacific Financial Corp.	426
39	Chemical Financial Corp.	1,090
96	City Holding Co.	3,328
94	Commerce Bancshares, Inc. (c)	4,147
116	Community Bank System, Inc. (c)	2,834
64	Community Trust Bancorp, Inc.	2,337
57	Cullen/Frost Bankers, Inc.	2,904
22	Financial Institutions, Inc.	313
95	First Bancorp (c)	1,054
5	First Citizens BancShares, Inc., Class A	749
23	First Community Bancshares, Inc. (c)	795
65	First Financial Bancorp	809
12	First Financial Bankshares, Inc.	640
13	First Merchants Corp.	293
6	First South Bancorp, Inc.	77
216	FirstMerit Corp.	4,447
1	Fulton Financial Corp.	12
51	Guaranty Bancorp (a)	102
30	Heartland Financial USA, Inc. (c)	614
14	Heritage Commerce Corp.	153
59	Lakeland Bancorp, Inc. (c)	661
15	Lakeland Financial Corp.	345
19	Old National Bancorp	341
13	Old Second Bancorp, Inc. (c)	145
58	Pacific Capital Bancorp (c)	971
63	Provident Bankshares Corp. (c)	604

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
11	Santander BanCorp	135
11	SCBT Financial Corp. (c)	363
10	Sierra Bancorp	208
53	Simmons First National Corp., Class A	1,562
28	Southwest Bancorp, Inc.	363
10	Suffolk Bancorp (c)	345
218	TCF Financial Corp.	2,976
19	Tompkins Financial Corp. (c)	1,125
116	UMB Financial Corp.	5,710
56	Umpqua Holdings Corp. (c)	809
4	W Holding Co., Inc.	42
82	Washington Trust Bancorp, Inc.	1,610
31	Westamerica Bancorp (c)	1,565
111	Whitney Holding Corp. (c)	1,781
		58,552
	Commercial Services & Supplies — 2.1%
9	Amrep Corp. (a) (c)	275
193	Deluxe Corp.	2,892
84	HNI Corp. (c)	1,324
191	Standard Register Co. (The)	1,703
180	Steelcase, Inc., Class A	1,010
38	United Stationers, Inc. (a)	1,279
		8,483
	Communications Equipment — 1.8%
520	3Com Corp. (a)	1,186
17	Acme Packet, Inc. (a)	88
62	Avocent Corp. (a)	1,111
18	Bel Fuse, Inc., Class B	391
79	Black Box Corp.	2,056
76	CommScope, Inc. (a)	1,187
97	Emulex Corp. (a)	677
12	InterDigital, Inc. (a)	316
71	Tellabs, Inc. (a)	291
11	UTStarcom, Inc. (a) (c)	20
		7,323
	Computers & Peripherals — 0.8%
231	Electronics for Imaging, Inc. (a)	2,206
46	Hutchinson Technology, Inc. (a) (c)	159
49	Imation Corp.	668
2	Quantum Corp. (a)	1
		3,034
	Construction & Engineering — 1.3%
24	Dycom Industries, Inc. (a)	195
218	EMCOR Group, Inc. (a)	4,881
		5,076
	Construction Materials — 0.1%
39	Headwaters, Inc. (a) (c)	261
	Consumer Finance — 1.4%
19	Advance America Cash Advance Centers, Inc.	36
123	AmeriCredit Corp. (a) (c)	938
52	CompuCredit Corp. (a) (c)	288
12	Credit Acceptance Corp. (a) (c)	165
123	Dollar Financial Corp. (a)	1,266
136	World Acceptance Corp. (a) (c)	2,685
		5,378
	Containers & Packaging — 1.4%
141	Myers Industries, Inc.	1,127
85	Rock-Tenn Co., Class A	2,906
32	Silgan Holdings, Inc.	1,525
		5,558
	Diversified Consumer Services — 0.8%
61	Coinstar, Inc. (a)	1,182
73	Jackson Hewitt Tax Service, Inc.	1,142
236	Stewart Enterprises, Inc., Class A	709
		3,033
	Diversified Financial Services — 0.3%
47	Financial Federal Corp.	1,087
	Diversified Telecommunication Services — 0.9%
50	CenturyTel, Inc.	1,353
24	Consolidated Communications Holdings, Inc. (c)	284
236	Frontier Communications Corp.	2,060
		3,697
	Electric Utilities — 1.0%
211	El Paso Electric Co. (a) (c)	3,822
14	Great Plains Energy, Inc.	267
		4,089
	Electrical Equipment — 0.9%
81	Acuity Brands, Inc. (c)	2,828
132	LSI Industries, Inc.	906
		3,734
	Electronic Equipment, Instruments & Components — 2.2%
76	Benchmark Electronics, Inc. (a)	965
110	Cognex Corp.	1,632
139	Coherent, Inc. (a)	3,051
60	CTS Corp.	328
93	Park Electrochemical Corp.	1,758
181	Sanmina-SCI Corp. (a)	85
56	Tech Data Corp. (a)	1,003
		8,822

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Energy Equipment & Services — 0.7%
36	Dresser-Rand Group, Inc. (a)	618
114	Helix Energy Solutions Group, Inc. (a)	828
19	Patterson-UTI Energy, Inc.	221
51	Precision Drilling Trust, (Canada) (c)	425
159	Trico Marine Services, Inc. (a) (c)	708
		2,800
	Food & Staples Retailing — 1.4%
105	Nash Finch Co. (c)	4,731
32	Pantry, Inc. (The) (a) (c)	678
		5,409
	Food Products — 0.3%
144	Del Monte Foods Co.	1,027
	Gas Utilities — 2.0%
6	National Fuel Gas Co.	191
145	Nicor, Inc. (c)	5,051
17	ONEOK, Inc.	507
30	Piedmont Natural Gas Co.	956
27	South Jersey Industries, Inc.	1,068
8	UGI Corp.	198
		7,971
	Health Care Equipment & Supplies — 1.4%
207	Invacare Corp. (c)	3,206
49	Teleflex, Inc.	2,445
		5,651
	Health Care Providers & Services — 2.8%
101	Gentiva Health Services, Inc. (a)	2,941
108	Magellan Health Services, Inc. (a)	4,233
144	Omnicare, Inc.	4,006
		11,180
	Health Care Technology — 0.1%
25	MedAssets, Inc. (a)	365
	Hotels, Restaurants & Leisure — 1.0%
371	Denny’s Corp. (a)	738
36	Isle of Capri Casinos, Inc. (a) (c)	115
94	Jack in the Box, Inc. (a)	2,081
161	O’Charley’s, Inc.	322
83	Wyndham Worldwide Corp.	541
		3,797
	Household Durables — 3.6%
279	American Greetings Corp., Class A	2,112
160	Blyth, Inc. (c)	1,251
101	Furniture Brands International, Inc. (c)	223
224	Helen of Troy Ltd., (Bermuda) (a) (c)	3,882
84	Jarden Corp. (a)	965
199	Leggett & Platt, Inc.	3,024
121	Tupperware Brands Corp.	2,742
		14,199
	Industrial Conglomerates — 0.8%
166	Tredegar Corp.	3,023
	Insurance — 7.8%
185	Ambac Financial Group, Inc. (c)	240
139	American Equity Investment Life Holding Co.	975
24	Arch Capital Group Ltd., (Bermuda) (a)	1,675
125	Aspen Insurance Holdings Ltd., (Bermuda)	3,034
46	Axis Capital Holdings Ltd., (Bermuda)	1,339
292	Conseco, Inc. (a)	1,514
95	Crawford & Co., Class B (a) (c)	1,383
155	Delphi Financial Group, Inc., Class A	2,855
16	FBL Financial Group, Inc., Class A	252
120	Harleysville Group, Inc.	4,161
235	Horace Mann Educators Corp.	2,158
72	Meadowbrook Insurance Group, Inc.	464
119	Platinum Underwriters Holdings Ltd., (Bermuda)	4,286
57	PMA Capital Corp., Class A (a)	406
41	ProAssurance Corp. (a)	2,174
72	Protective Life Corp.	1,035
23	RenaissanceRe Holdings Ltd., (Bermuda)	1,191
46	StanCorp Financial Group, Inc.	1,913
		31,055
	Internet Software & Services — 0.6%
33	S1 Corp. (a)	260
267	SonicWALL, Inc. (a)	1,063
127	United Online, Inc.	771
38	Vignette Corp. (a)	358
		2,452
	IT Services — 1.6%
193	Acxiom Corp.	1,566
4	Alliance Data Systems Corp. (a) (c)	191
248	CSG Systems International, Inc. (a) (c)	4,329
20	Global Cash Access Holdings, Inc. (a)	45
399	Unisys Corp. (a)	339
		6,470
	Leisure Equipment & Products — 1.5%
131	Hasbro, Inc. (c)	3,810
115	JAKKS Pacific, Inc. (a)	2,362
		6,172

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Life Sciences Tools & Services — 0.2%
128	Enzo Biochem, Inc. (a)	626
	Machinery — 1.6%
91	AGCO Corp. (a) (c)	2,147
13	CIRCOR International, Inc.	360
10	Flowserve Corp.	489
12	NACCO Industries, Inc., Class A	464
28	Tecumseh Products Co., Class A (a)	267
104	Wabash National Corp.	467
57	Wabtec Corp.	2,266
		6,460
	Marine — 0.3%
295	Horizon Lines, Inc., Class A	1,030
	Media — 0.7%
139	Belo Corp., Class A	217
151	Cumulus Media, Inc., Class A (a)	377
35	John Wiley & Sons, Inc., Class A	1,238
86	RCN Corp. (a)	507
132	Sinclair Broadcast Group, Inc., Class A	409
		2,748
	Metals & Mining — 1.0%
29	Reliance Steel & Aluminum Co.	568
301	Worthington Industries, Inc.	3,322
		3,890
	Multiline Retail — 0.8%
209	Big Lots, Inc. (a)	3,031
	Multi-Utilities — 4.2%
7	Alliant Energy Corp.	198
246	Avista Corp.	4,758
321	CenterPoint Energy, Inc.	4,050
43	NorthWestern Corp.	1,009
166	Puget Energy, Inc.	4,527
96	Vectren Corp.	2,388
		16,930
	Oil, Gas & Consumable Fuels — 2.1%
9	Brigham Exploration Co. (a) (c)	28
59	Endeavour International Corp. (a)	29
69	Energy Partners, Ltd. (a)	93
17	Frontline Ltd., (Bermuda) (c)	515
58	General Maritime Corp. (c)	626
55	Holly Corp.	1,010
51	Mariner Energy, Inc. (a)	525
116	Meridian Resource Corp. (a)	66
18	Overseas Shipholding Group, Inc.	745
1	PrimeEnergy Corp. (a)	31
118	Stone Energy Corp. (a)	1,298
36	Swift Energy Co. (a)	597
327	VAALCO Energy, Inc. (a)	2,432
17	W&T Offshore, Inc. (c)	239
9	Westmoreland Coal Co. (a)	99
		8,333
	Paper & Forest Products — 0.3%
230	Buckeye Technologies, Inc. (a)	836
61	Neenah Paper, Inc.	537
		1,373
	Personal Products — 1.0%
73	NBTY, Inc. (a)	1,136
38	Nu Skin Enterprises, Inc., Class A	391
244	Prestige Brands Holdings, Inc. (a)	2,571
		4,098
	Pharmaceuticals — 0.6%
13	Auxilium Pharmaceuticals, Inc. (a) (c)	383
28	Cypress Bioscience, Inc. (a)	194
40	Perrigo Co. (c)	1,292
49	ULURU, Inc. (a)	14
44	ViroPharma, Inc. (a)	575
		2,458
	Professional Services — 0.0% (g)
28	COMSYS IT Partners, Inc. (a)	62
	Real Estate Investment Trusts (REITs) — 8.9%
351	Anworth Mortgage Asset Corp. (c)	2,258
121	Apartment Investment & Management Co., Class A (c)	1,401
213	Ashford Hospitality Trust, Inc. (c)	245
26	Brandywine Realty Trust	202
364	DCT Industrial Trust, Inc. (c)	1,842
172	DiamondRock Hospitality Co.	869
39	DuPont Fabros Technology, Inc.	80
70	Extra Space Storage, Inc.	726
63	Home Properties, Inc. (c)	2,550
111	Hospitality Properties Trust	1,652
57	LaSalle Hotel Properties	627
449	Lexington Realty Trust (c)	2,244
143	LTC Properties, Inc.	2,894
522	MFA Financial, Inc.	3,074
131	Mission West Properties, Inc.	1,001
8	Pennsylvania Real Estate Investment Trust (c)	61
94	PS Business Parks, Inc.	4,194

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — Continued
143	Ramco-Gershenson Properties Trust	884
171	Senior Housing Properties Trust	3,057
80	Strategic Hotels & Resorts, Inc. (c)	134
281	Sunstone Hotel Investors, Inc.	1,738
71	Taubman Centers, Inc.	1,818
61	Universal Health Realty Income Trust	1,998
		35,549
	Road & Rail — 0.4%
41	Arkansas Best Corp.	1,226
24	Saia, Inc. (a) (c)	258
		1,484
	Semiconductors & Semiconductor Equipment — 1.8%
111	Axcelis Technologies, Inc. (a)	57
98	Brooks Automation, Inc. (a) (c)	570
487	Cirrus Logic, Inc. (a)	1,304
62	Cohu, Inc.	750
49	DSP Group, Inc. (a)	395
105	Fairchild Semiconductor International, Inc. (a)	511
104	Integrated Device Technology, Inc. (a)	581
219	Lattice Semiconductor Corp. (a)	330
72	MIPS Technologies, Inc. (a)	80
83	Novellus Systems, Inc. (a)	1,025
38	Semtech Corp. (a)	433
213	Silicon Storage Technology, Inc. (a)	487
62	Ultratech, Inc. (a)	737
9	Zoran Corp. (a)	63
		7,323
	Software — 3.2%
381	Aspen Technology, Inc. (a)	2,707
28	Compuware Corp. (a)	190
244	EPIQ Systems, Inc. (a) (c)	4,079
37	Fair Isaac Corp. (c)	620
50	JDA Software Group, Inc. (a)	657
93	Magma Design Automation, Inc. (a) (c)	95
26	MicroStrategy, Inc., Class A (a)	973
12	Net 1 UEPS Technologies, Inc., (South Africa) (a)	162
27	Progress Software Corp. (a)	516
10	SPSS, Inc. (a)	256
63	Sybase, Inc. (a)	1,566
167	TIBCO Software, Inc. (a)	869
		12,690
	Specialty Retail — 2.9%
67	Advance Auto Parts, Inc.	2,268
84	Barnes & Noble, Inc.	1,263
92	Cache, Inc. (a)	185
41	Cato Corp. (The), Class A	613
166	Charlotte Russe Holding, Inc. (a)	1,077
29	Collective Brands, Inc. (a) (c)	336
454	Finish Line, Inc. (The), Class A	2,543
182	Midas, Inc. (a)	1,905
263	Pacific Sunwear of California, Inc. (a)	418
87	RadioShack Corp.	1,036
		11,644
	Textiles, Apparel & Luxury Goods — 0.4%
69	Jones Apparel Group, Inc.	404
46	Maidenform Brands, Inc. (a)	463
35	Timberland Co., Class A (a)	400
21	Wolverine World Wide, Inc.	450
		1,717
	Thrifts & Mortgage Finance — 1.9%
206	Astoria Financial Corp. (c)	3,388
38	Corus Bankshares, Inc. (c)	42
124	Federal Agricultural Mortgage Corp., Class C	434
14	First Financial Holdings, Inc. (c)	291
167	First Niagara Financial Group, Inc.	2,692
43	FirstFed Financial Corp. (a) (c)	75
123	PMI Group, Inc. (The) (c)	240
12	WSFS Financial Corp.	581
		7,743
	Tobacco — 0.4%
594	Alliance One International, Inc. (a)	1,746
	Trading Companies & Distributors — 1.2%
112	Applied Industrial Technologies, Inc.	2,114
129	WESCO International, Inc. (a)	2,483
		4,597
	Water Utilities — 0.1%
15	American Water Works Co., Inc.	319
12	Aqua America, Inc.	237
		556
	Wireless Telecommunication Services — 0.4%
213	Centennial Communications Corp. (a)	1,717
	Total Common Stocks (Cost $539,864)	390,783

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligation — 0.5%
1,781	U.S. Treasury Note, 3.125%, 11/30/09 (k) (Cost $1,821)	1,825
	Total Long-Term Investments (Cost $541,685)	392,608

SHARES
Short-Term Investment — 1.5%
Investment Company — 1.5%
6,216	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares (b) (m) (Cost $6,216)	6,216

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 12.0%
	Certificate of Deposit — 1.2%
4,999	Calyon, New York, VAR, 0.397%, 03/15/10	4,833
	Corporate Notes — 10.2%
9,000	BBVA U.S. Senior S.A., (Spain), VAR, 2.149%, 03/12/10 (e)	8,805
4,000	Beta Finance, Inc., VAR, 0.383%, 02/20/09 (e) (i) (s)	3,977
10,000	General Electric Capital Corp., VAR, 0.400%, 03/12/10	9,546
4,000	Goldman Sachs Group, Inc. (The), VAR, 0.170%, 02/13/09	3,990
500	Monumental Global Funding II, VAR, 0.395%, 03/26/10 (e)	452
10,050	Monumental Global Funding III, VAR, 2.203%, 05/24/10 (e)	9,329
5,000	Pricoa Global Funding I, VAR, 0.405%, 12/15/09 (e)	4,632
		40,731

SHARES
	Investment Company — 0.6%
2,247	JPMorgan Prime Money Market Fund, Capital Shares (b)	2,247
	Total Investments of Cash Collateral for Securities on Loan (Cost $49,793)	47,811
	Total Investments — 111.9% (Cost $597,694)	446,635
	Liabilities in Excess of Other Assets — (11.9)%	(47,350)
	NET ASSETS — 100.0%	$399,285

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
161	E-mini Russell 2000	03/20/09	$7,949	$479

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   37

JPMorgan Strategic Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 101.4%
	Common Stocks — 94.7%
	Aerospace & Defense — 3.7%
3	AAR Corp. (a)	63
2	HEICO Corp.	74
		137
	Automobiles — 1.0%
3	Thor Industries, Inc.	37
	Biotechnology — 0.9%
3	Theravance, Inc. (a)	32
	Building Products — 1.6%
51	PGT, Inc. (a)	58
	Capital Markets — 1.9%
1	Investment Technology Group, Inc. (a)	19
4	PennantPark Investment Corp.	15
6	thinkorswim Group, Inc. (a)	36
		70
	Commercial Banks — 9.7%
8	Bancorp, Inc. (The) (a)	29
5	Boston Private Financial Holdings, Inc.	34
3	East West Bancorp, Inc.	54
2	Glacier Bancorp, Inc.	47
1	IBERIABANK Corp.	51
2	S.Y. Bancorp, Inc.	60
7	Synovus Financial Corp.	58
1	Texas Capital Bancshares, Inc. (a)	17
		350
	Commercial Services & Supplies — 1.7%
14	Cenveo, Inc. (a)	62
	Communications Equipment — 3.7%
3	CommScope, Inc. (a)	49
4	Emulex Corp. (a)	30
4	Tekelec (a)	57
		136
	Consumer Finance — 0.5%
1	First Cash Financial Services, Inc. (a)	18
	Containers & Packaging — 4.9%
2	AptarGroup, Inc.	81
2	Silgan Holdings, Inc.	96
		177
	Diversified Financial Services — 0.3%
4	Marlin Business Services Corp. (a)	10
	Diversified Telecommunication Services — 1.5%
6	Alaska Communications Systems Group, Inc.	54
	Electric Utilities — 1.5%
2	Allete, Inc.	54
	Electrical Equipment — 5.1%
4	EnerSys (a)	48
2	General Cable Corp. (a)	39
1	Powell Industries, Inc. (a)	43
2	Regal-Beloit Corp.	58
		188
	Energy Equipment & Services — 0.4%
1	Exterran Holdings, Inc. (a)	13
	Food & Staples Retailing — 0.8%
1	Ruddick Corp.	31
	Food Products — 1.6%
1	Ralcorp Holdings, Inc. (a)	56
	Gas Utilities — 1.8%
2	Atmos Energy Corp.	50
1	Energen Corp.	18
		68
	Health Care Equipment & Supplies — 1.3%
4	Hologic, Inc. (a)	49
	Health Care Providers & Services — 3.0%
2	Kindred Healthcare, Inc. (a)	28
2	Psychiatric Solutions, Inc. (a)	53
3	Sun Healthcare Group, Inc. (a)	30
		111
	Hotels, Restaurants & Leisure — 0.7%
1	Jack in the Box, Inc. (a)	25
	Household Durables — 3.0%
2	Centex Corp.	19
4	Jarden Corp. (a)	47
2	Tupperware Brands Corp.	44
		110
	Household Products — 0.8%
1	WD-40 Co.	31
	Insurance — 8.1%
2	Ambac Financial Group, Inc.	3
2	Hanover Insurance Group, Inc. (The)	68
18	Meadowbrook Insurance Group, Inc.	116
2	ProAssurance Corp. (a)	110
		297
	Internet Software & Services — 2.0%
1	Digital River, Inc. (a)	36
5	Switch & Data Facilities Co., Inc. (a)	38
		74

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	IT Services — 1.0%
5	RightNow Technologies, Inc. (a)	35
	Machinery — 0.6%
1	Kaydon Corp.	21
	Media — 2.5%
3	John Wiley & Sons, Inc., Class A	91
	Metals & Mining — 1.2%
4	Commercial Metals Co.	45
	Multiline Retail — 2.1%
7	Fred’s, Inc., Class A	78
	Oil, Gas & Consumable Fuels — 2.8%
1	Comstock Resources, Inc. (a)	67
1	Penn Virginia Corp.	37
		104
	Personal Products — 1.1%
2	Alberto-Culver Co.	40
	Pharmaceuticals — 0.2%
5	Somaxon Pharmaceuticals, Inc. (a)	6
	Professional Services — 1.3%
2	Robert Half International, Inc.	46
	Real Estate Investment Trusts (REITs) — 7.5%
5	Associated Estates Realty Corp.	48
1	Brandywine Realty Trust	9
1	Corporate Office Properties Trust	43
— (h)	Essex Property Trust, Inc.	31
— (h)	Health Care REIT, Inc.	15
9	MFA Financial, Inc.	55
1	Mid-America Apartment Communities, Inc.	49
2	Sun Communities, Inc.	23
		273
	Road & Rail — 1.5%
2	Old Dominion Freight Line, Inc. (a)	54
	Semiconductors & Semiconductor Equipment — 0.7%
2	Tessera Technologies, Inc. (a)	24
	Software — 1.0%
8	Lawson Software, Inc. (a)	38
	Specialty Retail — 3.6%
19	Blockbuster, Inc., Class A (a)	24
4	Collective Brands, Inc. (a)	48
3	Rent-A-Center, Inc. (a)	59
		131
	Thrifts & Mortgage Finance — 5.1%
2	First Niagara Financial Group, Inc.	40
3	Ocwen Financial Corp. (a)	23
2	People’s United Financial, Inc.	44
2	WSFS Financial Corp.	79
		186
	Tobacco — 1.0%
3	Vector Group Ltd.	36
	Total Common Stocks (Cost $3,517)	3,456
	Investment Companies — 6.7%
2	iShares Dow Jones US Regional Banks Index Fund	58
2	SPDR DJ Wilshire REIT ETF	85
4	SPDR KBW Regional Banking ETF	103
	Total Investment Companies (Cost $227)	246
	Total Long-Term Investments (Cost $3,744)	3,702
Short-Term Investment — 9.9%
	Investment Company — 9.9%
360	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $360)	360
	Total Investments — 111.3% (Cost $4,104)	4,062
	Liabilities in Excess of Other Assets — (11.3)%	(413)
	NET ASSETS — 100.0%	$3,649

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.0%
	Common Stocks — 95.4%
	Aerospace & Defense — 1.5%
2	Ceradyne, Inc. (a)	36
22	Orbital Sciences Corp. (a)	432
		468
	Air Freight & Logistics — 0.8%
26	Pacer International, Inc.	268
	Airlines — 1.2%
19	Continental Airlines, Inc., Class B (a)	347
6	Hawaiian Holdings, Inc. (a)	35
1	UAL Corp.	10
		392
	Auto Components — 0.5%
14	ArvinMeritor, Inc.	40
1	ATC Technology Corp. (a)	21
9	Drew Industries, Inc. (a)	103
1	Stoneridge, Inc. (a)	3
		167
	Biotechnology — 3.9%
7	Alexion Pharmaceuticals, Inc. (a)	239
4	Alkermes, Inc. (a)	42
6	Arena Pharmaceuticals, Inc. (a)	26
6	BioMarin Pharmaceutical, Inc. (a)	107
7	Bionovo, Inc. (a)	1
1	Cephalon, Inc. (a)	69
8	Cytokinetics, Inc. (a)	22
14	Halozyme Therapeutics, Inc. (a)	80
1	Martek Biosciences Corp.	21
2	Myriad Genetics, Inc. (a)	159
3	Onyx Pharmaceuticals, Inc. (a)	96
3	Progenics Pharmaceuticals, Inc. (a)	35
28	Protalix BioTherapeutics, Inc., (Israel) (a)	51
3	Rigel Pharmaceuticals, Inc. (a)	27
11	Seattle Genetics, Inc. (a)	98
4	Theravance, Inc. (a)	53
2	United Therapeutics Corp. (a)	106
		1,232
	Building Products — 2.5%
3	Gibraltar Industries, Inc.	36
11	INSTEEL Industries, Inc.	119
12	Lennox International, Inc.	400
9	NCI Building Systems, Inc. (a)	148
8	Quanex Building Products Corp.	78
		781
	Capital Markets — 1.7%
4	Affiliated Managers Group, Inc. (a)	168
13	Federated Investors, Inc., Class B	217
— (h)	Janus Capital Group, Inc.	3
5	LaBranche & Co., Inc. (a)	22
2	Piper Jaffray Cos. (a)	80
10	thinkorswim Group, Inc. (a)	53
		543
	Chemicals — 1.4%
4	Innospec, Inc., (United Kingdom)	25
35	Spartech Corp.	222
11	Terra Industries, Inc.	188
		435
	Commercial Banks — 8.0%
3	1st Source Corp.	78
9	BancFirst Corp.	487
5	Cardinal Financial Corp.	28
6	Central Pacific Financial Corp.	60
8	City Holding Co.	292
3	CoBiz Financial, Inc.	27
3	Commerce Bancshares, Inc.	128
4	First Bancorp	49
2	First Merchants Corp.	49
9	Guaranty Bancorp (a)	18
1	Lakeland Financial Corp.	31
3	Sierra Bancorp	67
14	Simmons First National Corp., Class A (c)	410
6	South Financial Group, Inc. (The)	27
— (h)	StellarOne Corp.	4
12	Suffolk Bancorp	427
27	TCF Financial Corp.	369
		2,551
	Commercial Services & Supplies — 2.1%
10	Deluxe Corp.	151
24	Knoll, Inc.	212
3	Standard Parking Corp. (a)	52
26	Standard Register Co. (The)	230
2	Steelcase, Inc., Class A	11
		656
	Communications Equipment — 3.9%
12	Avocent Corp. (a)	222
10	Black Box Corp.	256
43	Emulex Corp. (a)	299
16	InterDigital, Inc. (a)	440
3	Tellabs, Inc. (a)	14
		1,231

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Computers & Peripherals — 0.8%
15	Imation Corp.	205
2	QLogic Corp. (a) (c)	24
4	Rackable Systems, Inc. (a)	16
		245
	Construction & Engineering — 1.7%
8	Dycom Industries, Inc. (a)	62
20	EMCOR Group, Inc. (a)	446
2	KBR, Inc.	35
		543
	Construction Materials — 0.0% (g)
1	Headwaters, Inc. (a)	7
	Consumer Finance — 1.5%
6	Advance America Cash Advance Centers, Inc.	12
16	AmeriCredit Corp. (a)	124
3	Credit Acceptance Corp. (a)	42
16	Dollar Financial Corp. (a)	166
7	World Acceptance Corp. (a)	140
		484
	Containers & Packaging — 0.8%
5	Myers Industries, Inc.	41
7	Rock-Tenn Co., Class A	225
		266
	Diversified Consumer Services — 0.3%
4	Coinstar, Inc. (a)	86
	Diversified Telecommunication Services — 0.8%
9	Consolidated Communications Holdings, Inc.	111
15	Frontier Communications Corp.	128
		239
	Electric Utilities — 1.2%
8	El Paso Electric Co. (a)	152
6	Portland General Electric Co.	125
3	UniSource Energy Corp.	91
		368
	Electrical Equipment — 0.9%
7	Acuity Brands, Inc.	237
7	LSI Industries, Inc.	49
		286
	Electronic Equipment, Instruments & Components — 2.1%
5	Benchmark Electronics, Inc. (a)	61
14	Coherent, Inc. (a)	302
24	Methode Electronics, Inc.	160
2	Mettler-Toledo International, Inc. (a)	108
35	Sanmina-SCI Corp. (a)	17
1	Tech Data Corp. (a)	12
		660
	Energy Equipment & Services — 0.7%
3	Dresser-Rand Group, Inc. (a)	48
13	Helix Energy Solutions Group, Inc. (a)	91
6	ION Geophysical Corp. (a)	22
2	Patterson-UTI Energy, Inc.	28
2	Precision Drilling Trust, (Canada) (c)	21
		210
	Food & Staples Retailing — 1.3%
9	Nash Finch Co.	422
	Gas Utilities — 1.4%
12	Nicor, Inc. (c)	410
1	ONEOK, Inc.	29
		439
	Health Care Equipment & Supplies — 3.1%
5	Electro-Optical Sciences, Inc. (a)	17
18	Invacare Corp.	282
7	Quidel Corp. (a)	86
7	Teleflex, Inc.	366
7	Thoratec Corp. (a)	234
		985
	Health Care Providers & Services — 4.3%
6	Landauer, Inc.	418
12	Magellan Health Services, Inc. (a)	458
10	Medcath Corp. (a)	104
14	Omnicare, Inc.	380
		1,360
	Health Care Technology — 0.2%
5	MedAssets, Inc. (a)	70
	Hotels, Restaurants & Leisure — 1.4%
25	AFC Enterprises, Inc. (a)	119
80	Denny’s Corp. (a)	160
9	Domino’s Pizza, Inc. (a)	43
10	Monarch Casino & Resort, Inc. (a)	114
9	O’Charley’s, Inc.	17
		453

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Durables — 3.5%
27	American Greetings Corp., Class A	207
7	Blyth, Inc.	55
2	CSS Industries, Inc.	42
8	Furniture Brands International, Inc.	18
22	Helen of Troy Ltd., (Bermuda) (a)	377
8	Jarden Corp. (a)	95
18	Leggett & Platt, Inc.	272
5	Standard Pacific Corp. (a)	8
4	Tempur-Pedic International, Inc.	28
		1,102
	Household Products — 0.1%
8	Central Garden & Pet Co., Class A (a)	48
	Industrial Conglomerates — 0.5%
8	Tredegar Corp.	147
	Insurance — 4.7%
6	Ambac Financial Group, Inc.	7
2	Argo Group International Holdings Ltd., (Bermuda) (a) (c)	76
8	Aspen Insurance Holdings Ltd., (Bermuda)	204
2	Axis Capital Holdings Ltd., (Bermuda)	70
13	Conseco, Inc. (a)	66
9	Harleysville Group, Inc.	295
6	Meadowbrook Insurance Group, Inc.	39
4	Navigators Group, Inc. (a)	236
8	Platinum Underwriters Holdings Ltd., (Bermuda)	271
3	ProAssurance Corp. (a)	164
1	RenaissanceRe Holdings Ltd., (Bermuda)	72
		1,500
	Internet & Catalog Retail — 0.1%
2	NutriSystem, Inc.	34
	Internet Software & Services — 0.9%
6	AsiaInfo Holdings, Inc., (China) (a)	66
3	DealerTrack Holdings, Inc. (a)	38
4	S1 Corp. (a)	32
24	ValueClick, Inc. (a)	164
		300
	IT Services — 1.1%
18	Acxiom Corp.	149
1	Alliance Data Systems Corp. (a)	28
6	CSG Systems International, Inc. (a)	98
6	Global Cash Access Holdings, Inc. (a)	13
6	Hackett Group, Inc. (The) (a)	18
1	Hewitt Associates, Inc., Class A (a)	20
39	Unisys Corp. (a)	33
		359
	Leisure Equipment & Products — 1.6%
13	Hasbro, Inc.	373
7	JAKKS Pacific, Inc. (a)	149
		522
	Life Sciences Tools & Services — 1.6%
2	AMAG Pharmaceuticals, Inc. (a)	54
6	Enzo Biochem, Inc. (a)	29
3	Illumina, Inc. (a)	81
8	Medivation, Inc. (a) (c)	115
16	PerkinElmer, Inc.	216
		495
	Machinery — 1.6%
3	AGCO Corp. (a)	75
10	Nordson Corp.	316
9	Trimas Corp. (a)	12
8	Wabash National Corp.	35
2	Wabtec Corp.	80
		518
	Marine — 0.3%
27	Horizon Lines, Inc., Class A	95
	Media — 0.5%
27	Charter Communications, Inc., Class A (a)	2
12	Cumulus Media, Inc., Class A (a)	30
40	Sinclair Broadcast Group, Inc., Class A	125
		157
	Metals & Mining — 0.6%
18	Worthington Industries, Inc.	201
	Multiline Retail — 0.9%
20	Big Lots, Inc. (a)	284
	Multi-Utilities — 1.1%
1	Alliant Energy Corp.	15
13	NorthWestern Corp.	310
2	PNM Resources, Inc.	24
1	TECO Energy, Inc.	17
		366
	Oil, Gas & Consumable Fuels — 3.1%
1	APCO Argentina, Inc.	27
4	Brigham Exploration Co. (a)	12
1	Clayton Williams Energy, Inc. (a)	27

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — Continued
29	Endeavour International Corp. (a)	14
30	Energy Partners, Ltd. (a)	41
7	Frontier Oil Corp.	90
3	Frontline Ltd., (Bermuda) (c)	92
6	Mariner Energy, Inc. (a)	63
46	Meridian Resource Corp. (a)	26
1	PrimeEnergy Corp. (a)	26
3	Rosetta Resources, Inc. (a)	23
11	Stone Energy Corp. (a)	119
4	Swift Energy Co. (a)	72
2	Tesoro Corp.	20
3	Toreador Resources Corp. (a)	16
37	VAALCO Energy, Inc. (a)	273
1	W&T Offshore, Inc.	20
2	Westmoreland Coal Co. (a)	22
		983
	Paper & Forest Products — 0.2%
17	Buckeye Technologies, Inc. (a)	60
	Personal Products — 1.1%
7	Herbalife Ltd., (Cayman Islands)	150
4	NBTY, Inc. (a)	59
13	Prestige Brands Holdings, Inc. (a)	132
		341
	Pharmaceuticals — 2.0%
7	Cardiome Pharma Corp., (Canada) (a) (c)	33
5	Cypress Bioscience, Inc. (a)	36
3	Perrigo Co.	107
5	ULURU, Inc. (a)	1
19	ViroPharma, Inc. (a)	242
5	Watson Pharmaceuticals, Inc. (a)	133
3	XenoPort, Inc. (a)	70
		622
	Professional Services — 0.4%
3	Administaff, Inc.	67
4	COMSYS IT Partners, Inc. (a)	9
6	Kforce, Inc. (a)	42
		118
	Real Estate Investment Trusts (REITs) — 5.1%
24	Anthracite Capital, Inc. (c)	52
9	Anworth Mortgage Asset Corp.	57
17	DCT Industrial Trust, Inc.	86
3	Home Properties, Inc.	126
9	Hospitality Properties Trust	128
24	Lexington Realty Trust	118
14	LTC Properties, Inc.	290
37	MFA Financial, Inc.	217
1	Mid-America Apartment Communities, Inc.	34
4	Pennsylvania Real Estate Investment Trust	30
3	PS Business Parks, Inc.	152
18	Ramco-Gershenson Properties Trust	109
10	Strategic Hotels & Resorts, Inc.	18
23	Sunstone Hotel Investors, Inc.	144
2	Taubman Centers, Inc.	61
		1,622
	Road & Rail — 0.3%
3	Con-way, Inc.	83
6	YRC Worldwide, Inc. (a)	16
		99
	Semiconductors & Semiconductor Equipment — 3.1%
6	Amkor Technology, Inc. (a)	13
5	Atmel Corp. (a)	15
4	Brooks Automation, Inc. (a)	24
40	Cirrus Logic, Inc. (a)	108
7	Cymer, Inc. (a)	145
6	Integrated Device Technology, Inc. (a)	32
80	LSI Corp. (a)	264
24	Micrel, Inc.	175
1	Novellus Systems, Inc. (a)	15
4	Semtech Corp. (a)	42
6	Silicon Image, Inc. (a)	26
22	Silicon Storage Technology, Inc. (a)	51
4	Ultratech, Inc. (a)	48
3	Zoran Corp. (a)	22
		980
	Software — 6.5%
44	Aspen Technology, Inc. (a)	315
2	Compuware Corp. (a)	16
22	EPIQ Systems, Inc. (a)	359
1	Fair Isaac Corp.	13
3	JDA Software Group, Inc. (a)	33
2	Magma Design Automation, Inc. (a)	2
4	MicroStrategy, Inc., Class A (a)	149
25	Net 1 UEPS Technologies, Inc., (South Africa) (a)	342
4	Pegasystems, Inc.	44
2	SPSS, Inc. (a)	62
14	Sybase, Inc. (a)	352

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   43

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Software — Continued
18	Synopsys, Inc. (a)	332
3	TIBCO Software, Inc. (a)	13
4	Wind River Systems, Inc. (a)	37
		2,069
	Specialty Retail — 2.3%
4	Advance Auto Parts, Inc.	148
2	Barnes & Noble, Inc. (c)	33
13	Build-A-Bear Workshop, Inc. (a)	61
17	Cache, Inc. (a)	33
10	Collective Brands, Inc. (a)	116
31	Finish Line, Inc. (The), Class A	176
16	Midas, Inc. (a)	171
		738
	Textiles, Apparel & Luxury Goods — 0.1%
3	Timberland Co., Class A (a)	32
	Thrifts & Mortgage Finance — 0.1%
3	Ocwen Financial Corp. (a)	31
	Tobacco — 0.5%
57	Alliance One International, Inc. (a)	168
	Trading Companies & Distributors — 0.8%
13	WESCO International, Inc. (a)	244
	Wireless Telecommunication Services — 0.7%
23	Centennial Communications Corp. (a)	188
3	USA Mobility, Inc. (a)	32
		220
	Total Common Stocks (Cost $43,286)	30,302

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligation — 0.6%
175	U.S. Treasury Note, 3.125%, 11/30/09 (k) (Cost $179)	179
	Total Long-Term Investments (Cost $43,465)	30,481

SHARES
Short-Term Investment — 3.8%
	Investment Company — 3.8%
1,213	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $1,213)	1,213
Investments of Cash Collateral for Securities on Loan — 2.1%
	Investment Company — 2.1%
668	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $668)	668
	Total Investments — 101.9% (Cost $45,346)	32,362
	Liabilities in Excess of Other Assets — (1.9)%	(609)
	NET ASSETS — 100.0%	$31,753

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
28	E-mini Russell 2000	03/20/09	$1,382	$80

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

JPMorgan Small Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

ADR—	American Depositary Receipt

ETF—	Exchange Traded Fund

SPDR—	Standard & Poor’s Depository Receipts

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2008.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(s)—	These holdings represent investments in structured investment vehicles (SIVs). The value of SIVs may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide credit enhancements. SIVs have experienced decreased liquidity primarily resulting from declines in the market value of certain categories of collateral underlying the SIVs. These holdings were previously determined to be liquid at the time of acquisition of such investments and have since been deemed to be illiquid due to the changes in market conditions.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   45

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund		Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$126,277	$377,897		$906,595
Investments in affiliates, at value	23,316	12,373		55,280
Total investment securities, at value	149,593	390,270		961,875
Receivables:
Investment securities sold	222	4,896		—
Fund shares sold	514	880		2,416
Interest and dividends	20	571		628
Variation margin on futures contracts	—	214		—
Total Assets	150,349	396,831		964,919

LIABILITIES:
Payables:
Due to custodian	—	1,306		46
Dividends	—	—	(b)	—
Investment securities purchased	699	228		15,480
Collateral for securities lending program	20,308	38,463		35,631
Fund shares redeemed	374	134		3,165
Accrued liabilities:
Investment advisory fees	8	184		383
Administration fees	7	18		73
Shareholder servicing fees	17	—		146
Distribution fees	42	—		88
Custodian and accounting fees	8	18		3
Trustees’ and Chief Compliance Officer’s fees	7	13		19
Other	239	142		144
Total Liabilities	21,709	40,506		55,178
Net Assets	$128,640	$356,325		$909,741

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid in capital	$198,754	$529,776	$1,127,092
Accumulated undistributed (distributions in excess of) net investment income	(892)	2,373	328
Accumulated net realized gains (losses)	(24,249)	(61,440)	(28,274)
Net unrealized appreciation (depreciation)	(44,973)	(114,384)	(189,405)
Total Net Assets	$128,640	$356,325	$909,741

Net Assets:
Class A	$50,417	$—	$308,440
Class B	16,260	—	14,242
Class C	38,059	—	29,966
Class R2	—	—	50
Class R5	—	—	76,749
Select Class	23,904	356,325	480,294
Total	$128,640	$356,325	$909,741

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	4,602	—	14,643
Class B	1,640	—	778
Class C	3,846	—	1,639
Class R2	—	—	2
Class R5	—	—	3,367
Select Class	2,080	15,131	21,064

Net Asset Value:
Class A — Redemption price per share	$10.96	$—	$21.06
Class B — Offering price per share (a)	9.91	—	18.31
Class C — Offering price per share (a)	9.90	—	18.28
Class R2 — Offering and redemption price per share	—	—	20.98
Class R5 — Offering and redemption price per share	—	—	22.79
Select Class — Offering and redemption price per share	11.49	23.55	22.80
Class A maximum sales charge	5.25%	—	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$11.57	$—	$22.23

Cost of investments in non-affiliates	$171,250	$492,860	$1,096,000
Cost of investments in affiliates	23,316	12,373	55,280
Value of securities on loan	20,917	38,316	36,159

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   47

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund	Small Cap Value Fund	Strategic Small Cap Value Fund		U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$297,632	$438,172	$3,702		$30,481
Investments in affiliates, at value	10,250	8,463	360		1,881
Total investment securities, at value	307,882	446,635	4,062		32,362
Cash	90	—	—	(b)	3
Receivables:
Investment securities sold	485	1,395	24		13
Fund shares sold	751	1,539	—	(b)	5
Interest and dividends	49	1,428	12		97
Variation margin on futures contracts	—	187	—		28
Due from Advisor	—	—	4		—
Total Assets	309,257	451,184	4,102		32,508

LIABILITIES:
Payables:
Due to custodian	—	9	—		—
Dividends	—	—	—		4
Investment securities purchased	1,463	246	425		6
Collateral for securities lending program	39,922	49,793	—		668
Fund shares redeemed	1,555	1,472	—	(b)	10
Accrued liabilities:
Investment advisory fees	123	182	—		4
Administration fees	6	20	—		3
Shareholder servicing fees	25	45	—	(b)	3
Distribution fees	29	43	—	(b)	—	(b)
Custodian and accounting fees	2	30	6		16
Trustees’ and Chief Compliance Officer’s fees	5	2	—	(b)	2
Other	14	57	22		39
Total Liabilities	43,144	51,899	453		755
Net Assets	$266,113	$399,285	$3,649		$31,753

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

	Small Cap Growth Fund	Small Cap Value Fund	Strategic Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid in capital	$404,498	$583,711	$9,783	$51,262
Accumulated undistributed (distributions in excess of) net investment income	(762)	2,451	(12)	247
Accumulated net realized gains (losses)	(75,047)	(36,297)	(6,080)	(6,852)
Net unrealized appreciation (depreciation)	(62,576)	(150,580)	(42)	(12,904)
Total Net Assets	$266,113	$399,285	$3,649	$31,753

Net Assets:
Class A	$88,914	$115,053	$537	$153
Class B	7,356	12,732	—	—
Class C	12,238	19,264	342	45
Class R2	48	47	—	—
Class R5	—	12,428	52	—
Select Class	86,708	218,248	2,718	20,387
Institutional Class	70,849	—	—	11,168
Ultra	—	21,513	—	—
Total	$266,113	$399,285	$3,649	$31,753

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	14,775	9,640	62	26
Class B	1,460	1,199	—	—
Class C	2,327	1,827	40	8
Class R2	8	4	—	—
Class R5	—	1,000	6	—
Select Class	13,840	17,561	314	3,468
Institutional Class	11,240	—	—	1,908
Ultra	—	1,731	—	—

Net Asset Value:
Class A — Redemption price per share	$6.02	$11.93	$8.63	$5.84
Class B — Offering price per share (a)	5.04	10.62	—	—
Class C — Offering price per share (a)	5.26	10.55	8.53	5.83
Class R2 — Offering and redemption price per share	6.02	11.93	—	—
Class R5 — Offering and redemption price per share	—	12.42	8.67	—
Select Class — Offering and redemption price per share	6.26	12.43	8.65	5.88
Institutional Class — Offering and redemption price per share	6.30	—	—	5.85
Ultra — Offering and redemption price per share	—	12.43	—	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$6.35	$12.59	$9.11	$6.16

Cost of investments in non-affiliates	$360,208	$589,231	$3,744	$43,465
Cost of investments in affiliates	10,250	8,463	360	1,881
Value of securities on loan	39,711	49,583	—	663

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   49

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$238	$3,330	$5,240
Dividend income from affiliates (a)	64	192	733
Interest income from non-affiliates	—	17	—
Income from securities lending (net)	184	753	638
Total investment income	486	4,292	6,611

EXPENSES:
Investment advisory fees	531	1,535	3,393
Administration fees	85	247	547
Distribution fees:
Class A	80	—	453
Class B	79	—	66
Class C	177	—	139
Class R2	—	—	— (b)
Shareholder servicing fees:
Class A	80	—	453
Class B	27	—	22
Class C	59	—	46
Class R2	—	—	— (b)
Class R5	—	—	18
Select Class	38	590	695
Custodian and accounting fees	10	28	26
Interest expense to affiliates	—	— (b)	1
Professional fees	25	28	40
Trustees’ and Chief Compliance Officer’s fees	1	3	6
Printing and mailing costs	25	86	82
Registration and filing fees	22	2	39
Transfer agent fees	535	26	581
Other	4	6	12
Total expenses	1,778	2,551	6,619
Less amounts waived	(410)	(662)	(708)
Less earnings credits	—	— (b)	— (b)
Net expenses	1,368	1,889	5,911
Net investment income (loss)	(882)	2,403	700

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(11,552)	(53,484)	17,704
Futures	—	(5,675)	—
Payment by affiliate (See Note 3)	—	75	—
Net realized gain (loss)	(11,552)	(59,084)	17,704
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(56,471)	(90,177)	(284,450)
Futures	—	1,564	—
Change in net unrealized appreciation (depreciation)	(56,471)	(88,613)	(284,450)
Net realized/unrealized gains (losses)	(68,023)	(147,697)	(266,746)
Change in net assets resulting from operations	$(68,905)	$(145,294)	$(266,046)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

	Small Cap Growth Fund	Small Cap Value Fund	Strategic Small Cap Value Fund	U.S. Small Company Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$442	$6,684	$77	$424
Dividend income from affiliates (a)	119	184	7	14
Interest income from non-affiliates	—	22	—	2
Income from securities lending (net)	666	477	—	23
Total investment income	1,227	7,367	84	463

EXPENSES:
Investment advisory fees	1,168	1,678	52	125
Administration fees	188	270	5	22
Distribution fees:
Class A	132	183	1	— (b)
Class B	38	62	—	—
Class C	58	97	2	— (b)
Class R2	— (b)	— (b)	—	—
Shareholder servicing fees:
Class A	132	183	1	— (b)
Class B	13	21	—	—
Class C	19	32	— (b)	— (b)
Class R2	— (b)	— (b)	—	—
Class R5	—	2	2	—
Select Class	41	366	4	36
Institutional Class	183	—	—	7
Custodian and accounting fees	17	37	15	13
Professional fees	24	21	28	27
Trustees’ and Chief Compliance Officer’s fees	2	3	— (b)	— (b)
Printing and mailing costs	31	38	1	4
Registration and filing fees	27	24	15	21
Transfer agent fees	233	360	7	24
Other	4	5	3	3
Total expenses	2,310	3,382	136	282
Less amounts waived	(333)	(456)	(60)	(83)
Less earnings credits	— (b)	— (b)	— (b)	— (b)
Less expense reimbursements	—	—	(10)	—
Net expenses	1,977	2,926	66	199
Net investment income (loss)	(750)	4,441	18	264

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(68,113)	(30,261)	(4,517)	(5,272)
Futures	—	(5,446)	—	(559)
Payment by affiliate (See Note 3)	3	54	—	—
Net realized gain (loss)	(68,110)	(35,653)	(4,517)	(5,831)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(75,031)	(119,774)	577	(8,445)
Futures	—	1,745	—	189
Change in net unrealized appreciation (depreciation)	(75,031)	(118,029)	577	(8,256)
Net realized/unrealized gains (losses)	(143,141)	(153,682)	(3,940)	(14,087)
Change in net assets resulting from operations	$(143,891)	$(149,241)	$(3,922)	$(13,823)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   51

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(882)	$(2,662)	$2,403	$5,810
Net realized gain (loss)	(11,552)	(1,212)	(59,084)	43,178
Change in net unrealized appreciation (depreciation)	(56,471)	(25,656)	(88,613)	(219,055)
Change in net assets resulting from operations	(68,905)	(29,530)	(145,294)	(170,067)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	—	(8,442)	—	—
Class B
From net realized gains	—	(3,288)	—	—
Class C
From net realized gains	—	(6,696)	—	—
Select Class
From net investment income	—	—	(2,094)	(5,185)
From net realized gains	—	(2,665)	(32,291)	(109,821)
Total distributions to shareholders	—	(21,091)	(34,385)	(115,006)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(588)	21,619	(22,125)	(173,624)

NET ASSETS
Change in net assets	(69,493)	(29,002)	(201,804)	(458,697)
Beginning of period	198,133	227,135	558,129	1,016,826
End of period	$128,640	$198,133	$356,325	$558,129
Accumulated undistributed (distributions in excess of) net investment income	$(892)	$(10)	$2,373	$2,064

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

	Small Cap Equity Fund		Small Cap Growth Fund		Small Cap Value Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$700	$4,265	$(750)	$(2,276)	$4,441	$7,160
Net realized gain (loss)	17,704	(8,108)	(68,110)	29,628	(35,653)	61,302
Change in net unrealized appreciation (depreciation)	(284,450)	(169,677)	(75,031)	(100,881)	(118,029)	(234,726)
Change in net assets resulting from operations	(266,046)	(173,520)	(143,891)	(73,529)	(149,241)	(166,264)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(1,926)	—	—	(279)	(1,473)
From net realized gains	—	(26,288)	—	(16,815)	(9,639)	(20,676)
Class B
From net investment income	—	—	—	—	(4)	(113)
From net realized gains	—	(1,721)	—	(3,122)	(1,143)	(3,242)
Class C
From net investment income	—	(54)	—	—	(8)	(182)
From net realized gains	—	(3,713)	—	(3,453)	(1,750)	(5,311)
Class R2 (a)
From net investment income	— (b)	—	—	—	—	—
From net realized gains	—	—	—	—	(3)	—
Class R5
From net investment income	(291)	(139)	—	—	(23)	(120)
From net realized gains	—	(844)	—	—	(540)	(1,250)
Select Class
From net investment income	(670)	(4,860)	—	—	(645)	(4,219)
From net realized gains	—	(40,222)	—	(44,995)	(17,145)	(54,237)
Institutional Class
From net realized gains	—	—	—	(11,111)	—	—
Ultra
From net investment income	—	—	—	—	(67)	(522)
From net realized gains	—	—	—	—	(1,645)	(5,785)
Total distributions to shareholders	(961)	(79,767)	—	(79,496)	(32,891)	(97,130)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(13,924)	(66,270)	(35,655)	9,687	(13,455)	(100,691)
NET ASSETS
Change in net assets	(280,931)	(319,557)	(179,546)	(143,338)	(195,587)	(364,085)
Beginning of period	1,190,672	1,510,229	445,659	588,997	594,872	958,957
End of period	$909,741	$1,190,672	$266,113	$445,659	$399,285	$594,872
Accumulated undistributed (distributions in excess of) net investment income	$328	$589	$(762)	$(12)	$2,451	$(964)

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less then $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   53

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Strategic Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$18	$36	$264	$469
Net realized gain (loss)	(4,517)	(1,244)	(5,831)	12,126
Change in net unrealized appreciation (depreciation)	577	(1,449)	(8,256)	(30,501)
Change in net assets resulting from operations	(3,922)	(2,657)	(13,823)	(17,906)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A (a)
From net investment income	(1)	—	— (c)	— (c)
From net realized gains	(4)	(28)	(1)	— (c)
Class C (a)
From net investment income	—	—	— (c)	(1)
From net realized gains	(3)	(21)	— (c)	— (c)
Class R5 (b)
From net investments income	(48)	—	—	—
From net realized gains	(45)	(117)	—	—
Select Class
From net investment income	(16)	—	(81)	(299)
From net realized gains	(21)	(156)	(192)	(15,163)
Institutional Class
From net investment income	—	—	(76)	(228)
From net realized gains	—	—	(104)	(7,566)
Total distributions to shareholders	(138)	(322)	(454)	(23,257)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(4,060)	8,616	(3,291)	(31,400)

NET ASSETS
Change in net assets	(8,120)	5,637	(17,568)	(72,563)
Beginning of period	11,769	6,132	49,321	121,884
End of period	$3,649	$11,769	$31,753	$49,321
Accumulated undistributed (distributions in excess of) net investment income	$(12)	$35	$247	$140

(a)	Commencement of offering of class of shares effective November 1, 2007 for U.S. Small Company Fund.

(b)	Commencement of offering of class of shares effective July 31, 2007 for Strategic Small Cap Value Fund.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,004	$30,826	$—	$—
Dividends and distributions reinvested	—	7,249	—	—
Cost of shares redeemed	(8,856)	(27,410)	—	—
Change in net assets from Class A capital transactions	$148	$10,665	$—	$—
Class B
Proceeds from shares issued	$4,196	$16,722	$—	$—
Dividends and distributions reinvested	—	934	—	—
Cost of shares redeemed	(6,503)	(17,940)	—	—
Change in net assets from Class B capital transactions	$(2,307)	$(284)	$—	$—
Class C
Proceeds from shares issued	$10,794	$39,166	$—	$—
Dividends and distributions reinvested	—	515	—	—
Cost of shares redeemed	(11,327)	(38,461)	—	—
Change in net assets from Class C capital transactions	$(533)	$1,220	$—	$—
Select Class
Proceeds from shares issued	$9,393	$20,607	$20,021	$32,335
Dividends and distributions reinvested	—	2,618	29,990	73,947
Cost of shares redeemed	(7,289)	(13,207)	(72,136)	(279,906)
Change in net assets from Select Class capital transactions	$2,104	$10,018	$(22,125)	$(173,624)

Total change in net assets from capital transactions	$(588)	$21,619	$(22,125)	$(173,624)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   55

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	636	1,539	—	—
Reinvested	—	389	—	—
Redeemed	(681)	(1,495)	—	—
Change in Class A Shares	(45)	433	—	—

Class B
Issued	352	951	—	—
Reinvested	—	55	—	—
Redeemed	(524)	(1,046)	—	—
Change in Class B Shares	(172)	(40)	—	—

Class C
Issued	899	2,261	—	—
Reinvested	—	30	—	—
Redeemed	(917)	(2,249)	—	—
Change in Class C Shares	(18)	42	—	—

Select Class
Issued	625	1,099	714	790
Reinvested	—	134	1,331	1,971
Redeemed	(556)	(690)	(2,518)	(6,963)
Change in Select Class Shares	69	543	(473)	(4,202)

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

	Small Cap Equity Fund		Small Cap Growth Fund		Small Cap Value Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$65,015	$106,557	$27,183	$74,441	$49,200	$74,109
Dividends and distributions reinvested	—	24,191	—	13,638	8,342	18,748
Cost of shares redeemed	(64,656)	(159,874)	(16,764)	(40,941)	(41,538)	(86,431)
Change in net assets from Class A capital transactions	$359	$(29,126)	$10,419	$47,138	$16,004	$6,426
Class B
Proceeds from shares issued	$125	$612	$430	$2,194	$854	$1,925
Dividends and distributions reinvested	—	1,509	—	2,881	1,074	3,027
Cost of shares redeemed	(2,279)	(6,369)	(2,420)	(6,917)	(2,803)	(9,733)
Change in net assets from Class B capital transactions	$(2,154)	$(4,248)	$(1,990)	$(1,842)	$(875)	$(4,781)
Class C
Proceeds from shares issued	$778	$4,033	$2,612	$7,955	$2,517	$9,874
Dividends and distributions reinvested	—	2,848	—	2,137	1,229	3,279
Cost of shares redeemed	(6,075)	(14,637)	(2,626)	(5,289)	(5,699)	(21,095)
Change in net assets from Class C capital transactions	$(5,297)	$(7,756)	$(14)	$4,803	$(1,953)	$(7,942)
Class R2 (a)
Proceeds from shares issued	$50	$—	$50	$—	$50	$—
Dividends and distributions reinvested	— (b)	—	—	—	3	—
Change in net assets from Class R2 capital transactions	$50	$—	$50	$—	$53	$—
Class R5
Proceeds from shares issued	$26,616	$60,765	$—	$—	$6,188	$1,710
Dividends and distributions reinvested	291	983	—	—	563	1,370
Cost of shares redeemed	(5,624)	(1,347)	—	—	(1,433)	(721)
Change in net assets from Class R5 capital transactions	$21,283	$60,401	$—	$—	$5,318	$2,359
Select Class
Proceeds from shares issued	$176,205	$236,274	$13,561	$69,049	$40,956	$129,805
Dividends and distributions reinvested	422	27,707	—	5,758	9,215	21,766
Cost of shares redeemed	(204,792)	(349,522)	(68,723)	(162,523)	(84,084)	(233,394)
Change in net assets from Select Class capital transactions	$(28,165)	$(85,541)	$(55,162)	$(87,716)	$(33,913)	$(81,823)
Institutional Class
Proceeds from shares issued	$—	$—	$28,235	$65,612	$—	$—
Dividends and distributions reinvested	—	—	—	5,514	—	—
Cost of shares redeemed	—	—	(17,193)	(23,822)	—	—
Change in net assets from Institutional Class capital transactions	$—	$—	$11,042	$47,304	$—	$—
Ultra
Proceeds from shares issued	$—	$—	$—	$—	$1,723	$7,617
Dividends and distributions reinvested	—	—	—	—	188	2,889
Cost of shares redeemed	—	—	—	—	— (b)	(25,436)
Change in net assets from Ultra capital transactions	$—	$—	$—	$—	$1,911	$(14,930)

Total change in net assets from capital transactions	$(13,924)	$(66,270)	$(35,655)	$9,687	$(13,455)	$(100,691)

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   57

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund		Small Cap Value Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	2,654	3,599	3,618	7,027	3,006	3,687
Reinvested	—	855	—	1,341	728	1,027
Redeemed	(2,793)	(5,427)	(2,341)	(3,883)	(3,021)	(4,288)
Change in Class A Shares	(139)	(973)	1,277	4,485	713	426
Class B
Issued	6	24	69	239	63	104
Reinvested	—	61	—	336	106	184
Redeemed	(116)	(252)	(394)	(781)	(210)	(531)
Change in Class B Shares	(110)	(167)	(325)	(206)	(41)	(243)
Class C
Issued	40	155	390	831	197	551
Reinvested	—	116	—	239	122	200
Redeemed	(303)	(585)	(437)	(578)	(448)	(1,176)
Change in Class C Shares	(263)	(314)	(47)	492	(129)	(425)
Class R2 (a)
Issued	2	—	8	—	4	—
Reinvested	— (b)	—	—	—	— (b)	—
Change in Class R2 Shares	2	—	8	—	4	—
Class R5
Issued	1,109	2,021	—	—	502	77
Reinvested	14	32	—	—	47	72
Redeemed	(236)	(40)	—	—	(106)	(37)
Change in Class R5 Shares	887	2,013	—	—	443	112
Select Class
Issued	6,776	7,428	1,877	6,427	2,952	6,413
Reinvested	20	904	—	545	775	1,150
Redeemed	(7,460)	(11,129)	(9,701)	(15,483)	(5,546)	(11,580)
Change in Select Class Shares	(664)	(2,797)	(7,824)	(8,511)	(1,819)	(4,017)
Institutional Class
Issued	—	—	3,840	6,075	—	—
Reinvested	—	—	—	519	—	—
Redeemed	—	—	(2,373)	(2,205)	—	—
Change in Institutional Class Shares	—	—	1,467	4,389	—	—
Ultra
Issued	—	—	—	—	143	367
Reinvested	—	—	—	—	16	152
Redeemed	—	—	—	—	— (b)	(1,303)
Change in Ultra Shares	—	—	—	—	159	(784)

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

	Strategic Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A (a)
Proceeds from shares issued	$145	$266	$114	$156
Dividends and distributions reinvested	5	28	1	— (c)
Cost of shares redeemed	(66)	(54)	(59)	—
Change in net assets from Class A capital transactions	$84	$240	$56	$156
Class C (a)
Proceeds from shares issued	$8	$26	$38	$64
Dividends and distributions reinvested	3	21	— (c)	1
Cost of shares redeemed	— (c)	(8)	(23)	(15)
Change in net assets from Class C capital transactions	$11	$39	$15	$50
Class R5 (b)
Proceeds from shares issued	$851	$8,058	$—	$—
Dividends and distributions reinvested	46	117	—	—
Cost of shares redeemed	(5,275)	(14)	—	—
Change in net assets from Class R5 capital transactions	$(4,378)	$8,161	$—	$—
Select Class
Proceeds from shares issued	$236	$111	$248	$1,557
Dividends and distributions reinvested	37	156	217	13,826
Cost of shares redeemed	(50)	(91)	(4,270)	(35,047)
Change in net assets from Select Class capital transactions	$223	$176	$(3,805)	$(19,664)
Institutional Class
Proceeds from shares issued	$—	$—	$1,295	$2,879
Dividends and distributions reinvested	—	—	72	3,352
Cost of shares redeemed	—	—	(924)	(18,173)
Change in net assets from Institutional Class capital transactions	$—	$—	$443	$(11,942)

Total change in net assets from capital transactions	$(4,060)	$8,616	$(3,291)	$(31,400)

(a)	Commencement of offering of class of shares effective November 1, 2007 for U.S. Small Company Fund.

(b)	Commencement of offering of class of shares effective July 31, 2007 for Strategic Small Cap Value Fund.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Strategic Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A (a)
Issued	16	16	15	18
Reinvested	1	2	— (c)	— (c)
Redeemed	(6)	(4)	(7)	—
Change in Class A Shares	11	14	8	18
Class C (a)
Issued	1	2	5	7
Reinvested	— (c)	2	— (c)	— (c)
Redeemed	— (c)	(1)	(2)	(2)
Change in Class C Shares	1	3	3	5
Class R5 (b)
Issued	73	551	—	—
Reinvested	5	8	—	—
Redeemed	(630)	(1)	—	—
Change in Class R5 Shares	(552)	558	—	—
Select Class
Issued	30	7	36	154
Reinvested	4	11	38	1,378
Redeemed	(6)	(6)	(663)	(3,257)
Change in Select Class Shares	28	12	(589)	(1,725)
Institutional Class
Issued	—	—	224	288
Reinvested	—	—	13	335
Redeemed	—	—	(121)	(1,739)
Change in Institutional Class Shares	—	—	116	(1,116)

(a)	Commencement of offering of class of shares effective November 1, 2007 for U.S. Small Company Fund.

(b)	Commencement of offering of class of shares effective July 31, 2007 for Strategic Small Cap Value Fund.

(c)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   61

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gains	Net asset value, end of period
Dynamic Small Cap Growth Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$16.65	$(0.06	)(f)	$(5.63)	$(5.69)	$—	$10.96
Year Ended June 30, 2008	20.73	(0.19	)(f)	(2.09)	(2.28)	(1.80)	16.65
Year Ended June 30, 2007	19.34	(0.19	)(f)	3.59	3.40	(2.01)	20.73
January 1, 2006 through June 30, 2006 (e)	18.12	(0.09	)(f)	1.31	1.22	—	19.34
Year Ended December 31, 2005	18.46	(0.21	)(f)	1.20	0.99	(1.33)	18.12
Year Ended December 31, 2004	16.81	(0.19	)(f)	1.84	1.65	—	18.46
Year Ended December 31, 2003	12.14	(0.16	)(f)	4.83	4.67	—	16.81

Class B
Six Months Ended December 31, 2008 (Unaudited)	15.12	(0.09	)(f)	(5.12)	(5.21)	—	9.91
Year Ended June 30, 2008	19.09	(0.28	)(f)	(1.89)	(2.17)	(1.80)	15.12
Year Ended June 30, 2007	18.07	(0.29	)(f)	3.32	3.03	(2.01)	19.09
January 1, 2006 through June 30, 2006 (e)	16.97	(0.14	)(f)	1.24	1.10	—	18.07
Year Ended December 31, 2005	17.47	(0.29	)(f)	1.12	0.83	(1.33)	16.97
Year Ended December 31, 2004	16.01	(0.28	)(f)	1.74	1.46	—	17.47
Year Ended December 31, 2003	11.63	(0.24	)(f)	4.62	4.38	—	16.01

Class C
Six Months Ended December 31, 2008 (Unaudited)	15.09	(0.09	)(f)	(5.10)	(5.19)	—	9.90
Year Ended June 30, 2008	19.06	(0.28	)(f)	(1.89)	(2.17)	(1.80)	15.09
Year Ended June 30, 2007	18.04	(0.29	)(f)	3.32	3.03	(2.01)	19.06
January 1, 2006 through June 30, 2006 (e)	16.95	(0.14	)(f)	1.23	1.09	—	18.04
Year Ended December 31, 2005	17.44	(0.30	)(f)	1.14	0.84	(1.33)	16.95
Year Ended December 31, 2004	15.98	(0.28	)(f)	1.74	1.46	—	17.44
Year Ended December 31, 2003	11.61	(0.25	)(f)	4.62	4.37	—	15.98

Select Class
Six Months Ended December 31, 2008 (Unaudited)	17.44	(0.04	)(f)	(5.91)	(5.95)	—	11.49
Year Ended June 30, 2008	21.53	(0.12	)(f)	(2.17)	(2.29)	(1.80)	17.44
Year Ended June 30, 2007	19.95	(0.12	)(f)	3.71	3.59	(2.01)	21.53
January 1, 2006 through June 30, 2006 (e)	18.65	(0.05	)(f)	1.35	1.30	—	19.95
Year Ended December 31, 2005	18.89	(0.14	)(f)	1.23	1.09	(1.33)	18.65
Year Ended December 31, 2004	17.13	(0.13	)(f)	1.89	1.76	—	18.89
Year Ended December 31, 2003	12.32	(0.11	)(f)	4.92	4.81	—	17.13

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

(34.17)%	$50,417	1.50%	(0.90)%	2.02%	29%
(11.92)	77,384	1.50	(0.99)	1.95	122
18.59	87,347	1.50	(1.00)	2.04	144
6.73	82,529	1.50	(0.94)	1.82	86
5.29	75,940	1.50	(1.16)	1.67	143
9.82	86,000	1.50	(1.14)	1.73	112
38.47	89,000	1.50	(1.19)	1.86	55

(34.46)	16,260	2.10	(1.50)	2.51	29
(12.38)	27,388	2.10	(1.59)	2.44	122
17.81	35,349	2.10	(1.61)	2.53	144
6.48	40,478	2.10	(1.54)	2.32	86
4.66	41,440	2.06	(1.72)	2.15	143
9.12	62,000	2.12	(1.76)	2.23	112
37.66	63,000	2.12	(1.81)	2.35	55

(34.39)	38,059	2.10	(1.50)	2.51	29
(12.40)	58,290	2.10	(1.59)	2.44	122
17.84	72,836	2.10	(1.60)	2.55	144
6.43	54,608	2.10	(1.54)	2.32	86
4.73	43,211	2.06	(1.72)	2.18	143
9.14	34,000	2.12	(1.76)	2.23	112
37.64	23,000	2.12	(1.82)	2.35	55

(34.12)	23,904	1.10	(0.51)	1.77	29
(11.50)	35,071	1.10	(0.60)	1.70	122
19.00	31,603	1.10	(0.60)	1.80	144
6.97	28,212	1.10	(0.54)	1.57	86
5.70	21,753	1.10	(0.77)	1.43	143
10.27	10,000	1.10	(0.74)	1.32	112
39.04	16,000	1.10	(0.79)	1.28	55

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   63

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains	Total distributions
Small Cap Core Fund
Select Class
Six Months Ended December 31, 2008 (Unaudited)	$35.77	$0.16	(g)	$(9.88	)(i)	$(9.72)	$(0.14)	$(2.36)	$(2.50)
Year Ended June 30, 2008	51.34	0.34		(9.43)		(9.09)	(0.27)	(6.21)	(6.48)
Year Ended June 30, 2007	47.21	0.25		7.07		7.32	(0.22)	(2.97)	(3.19)
January 1, 2006 through June 30, 2006 (e)	43.99	0.09		3.13		3.22	—	—	—
Year Ended December 31, 2005	43.46	0.18		1.52		1.70	(0.19)	(0.98)	(1.17)
Year Ended December 31, 2004	44.39	0.09		9.51		9.60	(0.07)	(10.46)	(10.53)
Year Ended December 31, 2003	33.35	0.02		11.70		11.72	(0.01)	(0.67)	(0.68)

Small Cap Equity Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	27.42	—	(g) (h)	(6.36)		(6.36)	—	—	—
Year Ended June 30, 2008	33.16	0.05	(g)	(3.91)		(3.86)	(0.12)	(1.76)	(1.88)
Year Ended June 30, 2007	28.30	0.13	(g)	6.01		6.14	— (h)	(1.28)	(1.28)
January 1, 2006 through June 30, 2006 (e)	26.30	(0.01	)(g)	2.01		2.00	—	—	—
Year Ended December 31, 2005	26.44	(0.08	)(g)	3.36		3.28	—	(3.42)	(3.42)
Year Ended December 31, 2004	24.11	(0.17	)(g)	6.33		6.16	—	(3.83)	(3.83)
Year Ended December 31, 2003	17.68	(0.15	)(g)	6.58		6.43	—	—	—

Class B
Six Months Ended December 31, 2008 (Unaudited)	23.90	(0.06	)(g)	(5.53)		(5.59)	—	—	—
Year Ended June 30, 2008	29.17	(0.08	)(g)	(3.43)		(3.51)	—	(1.76)	(1.76)
Year Ended June 30, 2007	25.16	(0.03	)(g)	5.32		5.29	—	(1.28)	(1.28)
January 1, 2006 through June 30, 2006 (e)	23.44	(0.07	)(g)	1.79		1.72	—	—	—
Year Ended December 31, 2005	24.01	(0.20	)(g)	3.05		2.85	—	(3.42)	(3.42)
Year Ended December 31, 2004	22.34	(0.34	)(g)	5.84		5.50	—	(3.83)	(3.83)
Year Ended December 31, 2003	16.50	(0.27	)(g)	6.11		5.84	—	—	—

Class C
Six Months Ended December 31, 2008 (Unaudited)	23.86	(0.06	)(g)	(5.52)		(5.58)	—	—	—
Year Ended June 30, 2008	29.15	(0.08	)(g)	(3.43)		(3.51)	(0.02)	(1.76)	(1.78)
Year Ended June 30, 2007	25.14	(0.02	)(g)	5.31		5.29	—	(1.28)	(1.28)
January 1, 2006 through June 30, 2006 (e)	23.43	(0.06	)(g)	1.77		1.71	—	—	—
February 1, 2006 (f) through December 31, 2005	24.08	(0.14	)(g)	2.91		2.77	—	(3.42)	(3.42)

Class R2
November 3, 2008 (f) through December 31, 2008 (Unaudited)	20.98	0.01	(g)	0.06		0.07	(0.07)	—	(0.07)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Without this payment, the total return would have been (26.85)% and the net realized and unrealized gains (losses) on investments per share would have been $(9.89).

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 23.55	(26.82	)%(i)	$356,325	0.80%	1.02%	1.08%	25%
35.77	(18.23)		558,129	0.80	0.77	1.07	35
51.34	15.99		1,016,826	0.80	0.49	1.08	37
47.21	7.32		1,105,086	0.80	0.37	1.04	24
43.99	3.90		815,905	0.80	0.39	1.06	37
43.46	22.31		904,000	0.64	0.25	1.12	170
44.39	35.20		386,000	0.60	0.04	1.10	48

21.06	(23.19)		308,440	1.30	(0.03)	1.40	26
27.42	(11.80)		405,375	1.25	0.18	1.40	52
33.16	22.23		522,428	1.15	0.41	1.39	26
28.30	7.60		284,104	1.28	(0.05)	1.36	21
26.30	12.39		209,321	1.35	(0.28)	1.41	70
26.44	26.13		129,000	1.38	(0.66)	1.62	44
24.11	36.37		88,000	1.38	(0.75)	1.65	38

18.31	(23.39)		14,242	1.80	(0.54)	1.90	26
23.90	(12.21)		21,212	1.75	(0.32)	1.90	52
29.17	21.60		30,769	1.65	(0.10)	1.89	26
25.16	7.34		22,370	1.78	(0.55)	1.86	21
23.44	11.85		17,106	1.87	(0.83)	1.91	70
24.01	25.22		17,000	2.12	(1.43)	2.12	44
22.34	35.39		22,000	2.12	(1.49)	2.21	38

18.28	(23.39)		29,966	1.80	(0.54)	1.90	26
23.86	(12.21)		45,375	1.75	(0.32)	1.90	52
29.15	21.61		64,603	1.65	(0.07)	1.89	26
25.14	7.30		22,209	1.77	(0.51)	1.86	21
23.43	11.48		10,678	1.85	(0.49)	1.91	70

20.98	0.34		50	1.55	0.07	1.66	26

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   65

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions

Small Cap Equity Fund — continued
Class R5
Six Months Ended December 31, 2008 (Unaudited)	$29.72	$0.06	(g)	$(6.90)	$(6.84)	$(0.09)	$—	$(0.09)
Year Ended June 30, 2008	35.75	0.21	(g)	(4.21)	(4.00)	(0.27)	(1.76)	(2.03)
Year Ended June 30, 2007	30.38	0.32	(g)	6.45	6.77	(0.12)	(1.28)	(1.40)
May 15, 2006 (f) through June 30, 2006 (e)	31.21	0.05	(g)	(0.88)	(0.83)	—	—	—

Select Class
Six Months Ended December 31, 2008 (Unaudited)	29.68	0.03	(g)	(6.88)	(6.85)	(0.03)	—	(0.03)
Year Ended June 30, 2008	35.71	0.15	(g)	(4.22)	(4.07)	(0.20)	(1.76)	(1.96)
Year Ended June 30, 2007	30.38	0.25	(g)	6.45	6.70	(0.09)	(1.28)	(1.37)
January 1, 2006 through June 30, 2006 (e)	28.17	0.06	(g)	2.15	2.21	—	—	—
Year Ended December 31, 2005	27.96	0.05	(g)	3.58	3.63	—	(3.42)	(3.42)
Year Ended December 31, 2004	25.18	(0.05	)(g)	6.66	6.61	—	(3.83)	(3.83)
Year Ended December 31, 2003	18.37	(0.04	)(g)	6.85	6.81	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$22.79	(23.00)%	$76,749	0.80%	0.49%	0.95%	26%
29.72	(11.35)	73,737	0.76	0.68	0.96	52
35.75	22.84	16,692	0.65	0.95	0.94	26
30.38	(2.66)	4,297	0.65	1.21	0.90	21

22.80	(23.07)	480,294	1.00	0.26	1.15	26
29.68	(11.54)	644,973	0.94	0.48	1.15	52
35.71	22.58	875,737	0.85	0.74	1.14	26
30.38	7.85	358,568	0.85	0.38	1.11	21
28.17	12.98	243,437	0.85	0.18	1.14	70
27.96	26.81	211,000	0.85	(0.17)	1.11	44
25.18	37.07	636,000	0.85	(0.22)	1.12	38

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   67

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net realized gains	Net asset value, end of period
Small Cap Growth Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$8.94	$(0.02	)(f)	$(2.90	)(g)	$(2.92)	$—	$6.02
Year Ended June 30, 2008	11.98	(0.06	)(f)	(1.28)		(1.34)	(1.70)	8.94
Year Ended June 30, 2007	11.91	(0.07	)(f)	1.93		1.86	(1.79)	11.98
Year Ended June 30, 2006	12.54	(0.08)		2.03		1.95	(2.58)	11.91
Year Ended June 30, 2005	11.73	(0.11)		0.98		0.87	(0.06)	12.54
Year Ended June 30, 2004	8.76	(0.07)		3.04		2.97	—	11.73

Class B
Six Months Ended December 31, 2008 (Unaudited)	7.52	(0.04	)(f)	(2.44	)(g)	(2.48)	—	5.04
Year Ended June 30, 2008	10.41	(0.11	)(f)	(1.08)		(1.19)	(1.70)	7.52
Year Ended June 30, 2007	10.62	(0.13	)(f)	1.71		1.58	(1.79)	10.41
Year Ended June 30, 2006	11.50	(0.23)		1.93		1.70	(2.58)	10.62
Year Ended June 30, 2005	10.84	(0.23)		0.95		0.72	(0.06)	11.50
Year Ended June 30, 2004	8.15	(0.15)		2.84		2.69	—	10.84

Class C
Six Months Ended December 31, 2008 (Unaudited)	7.84	(0.04	)(f)	(2.54	)(g)	(2.58)	—	5.26
Year Ended June 30, 2008	10.78	(0.11	)(f)	(1.13)		(1.24)	(1.70)	7.84
Year Ended June 30, 2007	10.94	(0.13	)(f)	1.76		1.63	(1.79)	10.78
Year Ended June 30, 2006	11.77	(0.09)		1.84		1.75	(2.58)	10.94
Year Ended June 30, 2005	11.09	(0.15)		0.89		0.74	(0.06)	11.77
Year Ended June 30, 2004	8.34	(0.14)		2.89		2.75	—	11.09

Class R2
November 3, 2008 (e) through December 31, 2008 (Unaudited)	6.28	(0.01	)(f)	(0.25)		(0.26)	—	6.02

Select Class
Six Months Ended December 31, 2008 (Unaudited)	9.30	(0.01	)(f)	(3.03	)(g)	(3.04)	—	6.26
Year Ended June 30, 2008	12.37	(0.04	)(f)	(1.33)		(1.37)	(1.70)	9.30
Year Ended June 30, 2007	12.21	(0.05	)(f)	2.00		1.95	(1.79)	12.37
Year Ended June 30, 2006	12.77	(0.07)		2.09		2.02	(2.58)	12.21
Year Ended June 30, 2005	11.91	(0.06)		0.98		0.92	(0.06)	12.77
Year Ended June 30, 2004	8.87	(0.05)		3.09		3.04	—	11.91

Institutional Class
Six Months Ended December 31, 2008 (Unaudited)	9.36	(0.01	)(f)	(3.05	)(g)	(3.06)	—	6.30
Year Ended June 30, 2008	12.41	(0.02	)(f)	(1.33)		(1.35)	(1.70)	9.36
Year Ended June 30, 2007	12.23	(0.03	)(f)	2.00		1.97	(1.79)	12.41
Year Ended June 30, 2006	12.77	(0.03)		2.07		2.04	(2.58)	12.23
February 19, 2005 (e) through June 30, 2005	12.57	(0.01)		0.21		0.20	—	12.77

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return and the net realized and unrealized gains (losses) on investments per share.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

(32.66	)%(g)	$88,914	1.25%	(0.56)%	1.44%	41%
(12.93	)(h)	120,723	1.25	(0.56)	1.39	71
16.90		108,013	1.25	(0.65)	1.36	86
16.96		90,963	1.25	(0.82)	1.39	97
7.40		82,281	1.24	(0.78)	1.36	129
33.90		81,501	1.24	(0.72)	1.34	62

(32.98	)(g)	7,356	1.85	(1.16)	1.94	41
(13.48	)(h)	13,420	1.85	(1.18)	1.89	71
16.26		20,719	1.84	(1.25)	1.86	86
16.25		24,434	1.85	(1.43)	1.89	97
6.62		28,918	1.94	(1.48)	1.96	129
33.01		30,280	1.99	(1.47)	1.99	62

(32.91	)(g)	12,238	1.85	(1.16)	1.94	41
(13.49	)(h)	18,615	1.85	(1.17)	1.89	71
16.25		20,280	1.84	(1.24)	1.86	86
16.31		16,589	1.85	(1.42)	1.89	97
6.65		12,794	1.93	(1.47)	1.95	129
32.97		11,362	1.99	(1.47)	1.99	62

(4.14	)(g)	48	1.50	(0.50)	1.73	41

(32.69	)(g)	86,708	1.00	(0.32)	1.19	41
(12.74	)(h)	201,462	1.00	(0.34)	1.13	71
17.25		373,174	1.00	(0.40)	1.11	86
17.25		382,257	1.00	(0.58)	1.14	97
7.62		460,265	0.99	(0.53)	1.04	129
34.27		643,958	0.99	(0.47)	0.99	62

(32.69	)(g)	70,849	0.85	(0.16)	1.04	41
(12.53	)(h)	91,439	0.85	(0.15)	0.99	71
17.39		66,811	0.85	(0.25)	0.96	86
17.42		62,362	0.85	(0.42)	0.99	97
1.59		56,395	0.85	(0.37)	1.07	129

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   69

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains	Total distributions
Small Cap Value Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$17.45	$0.13	(f)	$(4.59	)(h)	$(4.46)	$(0.03)	$(1.03)	$(1.06)
Year Ended June 30, 2008	24.56	0.17	(f)	(4.61)		(4.44)	(0.16)	(2.51)	(2.67)
Year Ended June 30, 2007	23.89	0.11	(f)	3.70		3.81	(0.14)	(3.00)	(3.14)
Year Ended June 30, 2006	25.00	0.11	(f)	3.11		3.22	(0.13)	(4.20)	(4.33)
Year Ended June 30, 2005	24.38	0.13		2.78		2.91	(0.11)	(2.18)	(2.29)
Year Ended June 30, 2004	18.05	0.02		6.33		6.35	(0.02)	—	(0.02)

Class B
Six Months Ended December 31, 2008 (Unaudited)	15.72	0.07	(f)	(4.14	)(h)	(4.07)	— (j)	(1.03)	(1.03)
Year Ended June 30, 2008	22.47	0.03	(f)	(4.18)		(4.15)	(0.09)	(2.51)	(2.60)
Year Ended June 30, 2007	22.13	(0.03	)(f)	3.40		3.37	(0.03)	(3.00)	(3.03)
Year Ended June 30, 2006	23.49	(0.04	)(f)	2.90		2.86	(0.02)	(4.20)	(4.22)
Year Ended June 30, 2005	23.11	(0.09)		2.68		2.59	(0.03)	(2.18)	(2.21)
Year Ended June 30, 2004	17.22	(0.13)		6.02		5.89	—	—	—

Class C
Six Months Ended December 31, 2008 (Unaudited)	15.61	0.07	(f)	(4.10	)(i)	(4.03)	— (j)	(1.03)	(1.03)
Year Ended June 30, 2008	22.34	0.03	(f)	(4.16)		(4.13)	(0.09)	(2.51)	(2.60)
Year Ended June 30, 2007	22.02	(0.03	)(f)	3.39		3.36	(0.04)	(3.00)	(3.04)
Year Ended June 30, 2006	23.39	(0.04	)(f)	2.89		2.85	(0.02)	(4.20)	(4.22)
Year Ended June 30, 2005	23.02	(0.08)		2.66		2.58	(0.03)	(2.18)	(2.21)
Year Ended June 30, 2004	17.15	(0.13)		6.00		5.87	—	—	—

Class R2
November 3, 2008 (e) through December 31, 2008 (Unaudited)	13.84	0.05	(f)	(0.93)		(0.88)	—	(1.03)	(1.03)

Class R5
Six Months Ended December 31, 2008 (Unaudited)	18.08	0.17	(f)	(4.76	)(h)	(4.59)	(0.04)	(1.03)	(1.07)
Year Ended June 30, 2008	25.32	0.24	(f)	(4.75)		(4.51)	(0.22)	(2.51)	(2.73)
Year Ended June 30, 2007	24.54	0.20	(f)	3.80		4.00	(0.22)	(3.00)	(3.22)
May 15, 2006 (e) through June 30, 2006	24.98	0.08	(f)	(0.46)		(0.38)	(0.06)	—	(0.06)

Select Class
Six Months Ended December 31, 2008 (Unaudited)	18.09	0.15	(f)	(4.74	)(h)	(4.59)	(0.04)	(1.03)	(1.07)
Year Ended June 30, 2008	25.33	0.22	(f)	(4.75)		(4.53)	(0.20)	(2.51)	(2.71)
Year Ended June 30, 2007	24.55	0.18	(f)	3.79		3.97	(0.19)	(3.00)	(3.19)
Year Ended June 30, 2006	25.57	0.17	(f)	3.20		3.37	(0.19)	(4.20)	(4.39)
Year Ended June 30, 2005	24.87	0.21		2.83		3.04	(0.16)	(2.18)	(2.34)
Year Ended June 30, 2004	18.40	0.08		6.45		6.53	(0.06)	—	(0.06)

Ultra
Six Months Ended December 31, 2008 (Unaudited)	18.09	0.16	(f)	(4.75	)(h)	(4.59)	(0.04)	(1.03)	(1.07)
Year Ended June 30, 2008	25.34	0.25	(f)	(4.76)		(4.51)	(0.23)	(2.51)	(2.74)
Year Ended June 30, 2007	24.55	0.21	(f)	3.81		4.02	(0.23)	(3.00)	(3.23)
Year Ended June 30, 2006	25.57	0.21	(f)	3.19		3.40	(0.22)	(4.20)	(4.42)
February 22, 2005 (e) through June 30, 2005	24.63	0.12		0.92		1.04	(0.10)	—	(0.10)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return and the net realized and unrealized gains (losses) on investments per share.

(i)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Without this payment, the total return would have been (25.49)% and the net realized and unrealized gains (losses) on investments per share would have been $(4.11).

(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 11.93	(25.28	)%(h)	$115,053	1.25%	1.63%	1.44%	17%
17.45	(18.44	)(g)	155,745	1.25	0.82	1.41	35
24.56	16.73		208,767	1.24	0.47	1.35	38
23.89	14.07		164,506	1.25	0.43	1.36	45
25.00	12.20		149,283	1.25	0.53	1.37	57
24.38	35.21		152,126	1.23	0.10	1.35	41

10.62	(25.51	)(h)	12,732	1.86	0.98	1.94	17
15.72	(18.93	)(g)	19,488	1.87	0.18	1.91	35
22.47	16.02		33,326	1.84	(0.14)	1.85	38
22.13	13.36		34,158	1.85	(0.18)	1.86	45
23.49	11.42		34,648	1.94	(0.17)	1.96	57
23.11	34.20		40,608	1.98	(0.65)	2.00	41

10.55	(25.42	)(i)	19,264	1.86	0.97	1.94	17
15.61	(18.95	)(g)	30,533	1.87	0.18	1.91	35
22.34	16.03		53,186	1.84	(0.13)	1.85	38
22.02	13.38		47,012	1.85	(0.18)	1.86	45
23.39	11.42		44,749	1.92	(0.17)	1.95	57
23.02	34.23		52,934	1.98	(0.65)	2.00	41

11.93	(5.94	)(h)	47	1.50	2.83	1.72	17

12.42	(25.12	)(h)	12,428	0.91	2.08	0.99	17
18.08	(18.17	)(g)	10,077	0.91	1.17	0.96	35
25.32	17.10		11,270	0.89	0.81	0.91	38
24.54	(1.51)		3,087	0.91	2.71	0.91	45

12.43	(25.12	)(h)	218,248	1.00	1.83	1.19	17
18.09	(18.24	)(g)	350,596	1.00	1.05	1.16	35
25.33	16.98		592,724	0.99	0.71	1.10	38
24.55	14.37		587,203	1.00	0.68	1.11	45
25.57	12.50		611,925	0.98	0.75	1.02	57
24.87	35.55		819,264	0.98	0.36	1.00	41

12.43	(25.10	)(h)	21,513	0.86	2.02	0.94	17
18.09	(18.16	)(g)	28,433	0.86	1.21	0.91	35
25.34	17.19		59,684	0.84	0.86	0.85	38
24.55	14.52		58,933	0.85	0.83	0.85	45
25.57	4.21		33,520	0.82	1.30	0.86	57

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Strategic Small Cap Value Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$12.53	$0.01	(g)	$(3.82)	$(3.81)	$(0.02)	$(0.07)	$(0.09)
Year Ended June 30, 2008	17.63	0.02	(g)	(4.56)	(4.54)	—	(0.56)	(0.56)
Year Ended June 30, 2007	15.09	(0.02)		2.74	2.72	(0.03)	(0.15)	(0.18)
February 28, 2006 (e) through June 30, 2006	15.00	(0.01	)(g)	0.10	0.09	—	—	—

Class C
Six Months Ended December 31, 2008 (Unaudited)	12.38	(0.02	)(g)	(3.76)	(3.78)	—	(0.07)	(0.07)
Year Ended June 30, 2008	17.54	(0.05	)(g)	(4.55)	(4.60)	—	(0.56)	(0.56)
Year Ended June 30, 2007	15.06	(0.09)		2.72	2.63	—	(0.15)	(0.15)
February 28, 2006 (e) through June 30, 2006	15.00	(0.03	)(g)	0.09	0.06	—	—	—

Class R5
Six Months Ended December 31, 2008 (Unaudited)	12.63	0.02	(g)	(3.83)	(3.81)	(0.08)	(0.07)	(0.15)
July 31, 2007 (f) through June 30, 2008	16.49	0.07	(g)	(3.37)	(3.30)	—	(0.56)	(0.56)

Select Class
Six Months Ended December 31, 2008 (Unaudited)	12.59	0.02	(g)	(3.84)	(3.82)	(0.05)	(0.07)	(0.12)
Year Ended June 30, 2008	17.65	0.05	(g)	(4.55)	(4.50)	—	(0.56)	(0.56)
Year Ended June 30, 2007	15.10	0.01		2.75	2.76	(0.06)	(0.15)	(0.21)
February 28, 2006 (e) through June 30, 2006	15.00	0.01	(g)	0.09	0.10	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of operations.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 8.63	(30.34)%	$537	1.60%	0.12%	2.96%	96%
12.53	(26.13)	642	1.60	0.12	3.81	109
17.63	18.12	654	1.60	(0.15)	4.88	103
15.09	0.60	503	1.60	(0.15)	6.50	28

8.53	(30.49)	342	2.10	(0.37)	3.47	96
12.38	(26.61)	479	2.10	(0.37)	4.33	109
17.54	17.57	633	2.10	(0.65)	5.38	103
15.06	0.40	502	2.10	(0.65)	7.00	28

8.67	(30.12)	52	1.15	0.42	2.50	96
12.63	(20.41)	7,048	1.15	0.57	2.91	109

8.65	(30.25)	2,718	1.35	0.38	2.72	96
12.59	(25.87)	3,600	1.35	0.35	3.59	109
17.65	18.43	4,845	1.35	0.09	4.63	103
15.10	0.67	4,026	1.35	0.10	6.25	28

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
U.S. Small Company Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$8.37	$0.04	(g)	$(2.49)	$(2.45)	$(0.02)	$(0.06)	$(0.08)
November 2, 2007 (e) through June 30, 2008	9.73	0.03	(g)	(1.14)	(1.11)	(0.08)	(0.17)	(0.25)

Class C
Six Months Ended December 31, 2008 (Unaudited)	8.34	0.02	(g)	(2.47)	(2.45)	— (h)	(0.06)	(0.06)
November 2, 2007 (e) through June 30, 2008	9.73	—	(g)(h)	(1.14)	(1.14)	(0.08)	(0.17)	(0.25)

Select Class
Six Months Ended December 31, 2008 (Unaudited)	8.40	0.04	(g)	(2.48)	(2.44)	(0.02)	(0.06)	(0.08)
Year Ended June 30, 2008	14.03	0.06	(g)	(2.33)	(2.27)	(0.06)	(3.30)	(3.36)
Year Ended June 30, 2007	13.89	0.04	(g)	2.02	2.06	(0.05)	(1.87)	(1.92)
January 1, 2006 through June 30, 2006 (f)	12.94	0.01		0.94	0.95	—	—	—
Year Ended December 31, 2005	13.78	0.02	(g)	0.57	0.59	(0.01)	(1.42)	(1.43)
Year Ended December 31, 2004	13.90	(0.03	)(g)	1.91	1.88	—	(2.00)	(2.00)
Year Ended December 31, 2003	9.97	0.02	(g)	3.94	3.96	(0.03)	—	(0.03)

Institutional Class
Six Months Ended December 31, 2008 (Unaudited)	8.39	0.05	(g)	(2.49)	(2.44)	(0.04)	(0.06)	(0.10)
Year Ended June 30, 2008	14.02	0.08	(g)	(2.32)	(2.24)	(0.09)	(3.30)	(3.39)
Year Ended June 30, 2007	13.90	0.07	(g)	2.01	2.08	(0.09)	(1.87)	(1.96)
January 1, 2006 through June 30, 2006 (f)	12.93	0.01		0.96	0.97	—	—	—
Year Ended December 31, 2005	13.77	0.05	(g)	0.56	0.61	(0.03)	(1.42)	(1.45)
Year Ended December 31, 2004	13.88	—	(g)(h)	1.89	1.89	—	(2.00)	(2.00)
Year Ended December 31, 2003	9.95	0.04	(g)	3.94	3.98	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 5.84	(29.30)%	$153	1.26%		1.07%	1.65%	22%
8.37	(11.51)	149	1.26		0.56	1.62	130

5.83	(29.38)	45	1.76		0.55	2.15	22
8.34	(11.82)	45	1.75		0.03	2.18	130

5.88	(29.02)	20,387	1.01		1.20	1.40	22
8.40	(19.62)	34,092	1.02	(i)	0.59	1.33	130
14.03	15.87	81,115	1.01		0.31	1.14	46
13.89	7.34	95,318	1.01		0.18	1.17	22
12.94	4.18	102,003	1.01		0.18	1.14	32
13.78	13.73	119,000	1.01		(0.18)	1.15	129
13.90	39.72	156,000	1.01		0.15	1.11	78

5.85	(29.08)	11,168	0.83		1.42	1.25	22
8.39	(19.41)	15,035	0.84	(i)	0.78	1.18	130
14.02	16.06	40,769	0.83		0.49	0.99	46
13.90	7.50	54,551	0.83		0.37	1.02	22
12.93	4.34	46,690	0.83		0.39	0.98	32
13.77	13.82	92,000	0.83		—	0.97	129
13.88	40.03	183,000	0.83		0.33	0.95	78

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   75

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and each is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Dynamic Small Cap Growth Fund	Class A, Class B, Class C and Select Class	JPM I
Small Cap Core Fund	Select Class	JPM I
Small Cap Equity Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM I
Small Cap Growth Fund	Class A, Class B, Class C, Class R2, Select Class and Institutional Class	JPM II
Small Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Select Class and Ultra	JPM II
Strategic Small Cap Value Fund	Class A, Class C, Class R5 and Select Class	JPM I
U.S. Small Company Fund	Class A, Class C, Select Class and Institutional Class	JPM I

Class R2 Shares commenced operations on November 3, 2008, for the Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund.

Class R5 Shares commenced operations on July 31, 2007, for the Strategic Small Cap Value Fund.

Class A and Class C commenced operations on November 1, 2007, for the U.S. Small Company Fund.

All share classes of the Small Cap Equity Fund (except Class R2 Shares) are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in their prospectuses.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Select Class, Institutional Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios

76   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Funds adopted the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Dynamic Small Cap Growth Fund
Level 1 — Quoted prices	$149,593	$—	$—
Level 2 — Other significant observable inputs	—	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$149,593	$—	$—
Small Cap Core Fund
Level 1 — Quoted prices	$353,771	$579	$—
Level 2 — Other significant observable inputs	36,499	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$390,270	$579	$—
Small Cap Equity Fund
Level 1 — Quoted prices	$936,962	$—	$—
Level 2 — Other significant observable inputs	24,913	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$961,875	$—	$—
Small Cap Growth Fund
Level 1 — Quoted prices	$273,669	$—	$—
Level 2 — Other significant observable inputs	34,213	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$307,882	$—	$—
Small Cap Value Fund
Level 1 — Quoted prices	$399,246	$479	$—
Level 2 — Other significant observable inputs	47,389	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$446,635	$479	$—
Strategic Small Cap Value Fund
Level 1 — Quoted prices	$4,062	$—	$—
Level 2 — Other significant observable inputs	—	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$4,062	$—	$—

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   77

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
U.S. Small Company Fund
Level 1 — Quoted prices	$32,183	$80	$—
Level 2 — Other significant observable inputs	179	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$32,362	$80	$—

* Other financial instruments may include futures, forwards and swap contracts.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following are the values and percentages of net assets of illiquid securities as of December 31, 2008 (amounts in thousands):

	Value	Percentage
Small Cap Core Fund	$11,930	3.3%
Small Cap Equity Fund	6,959	0.8
Small Cap Growth Fund	6,959	2.6
Small Cap Value Fund	3,977	1.0

C.  Futures Contracts — The Funds may enter into futures contracts as substitutes for securities in which the Funds can invest. The Funds may also use such futures to hedge various investments, for risk management and to increase income or gain. These contracts provide for the delayed period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds periodically, depending on the fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2008, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

D.  Securities Lending — To generate additional income, each Fund (except the Strategic Small Cap Fund) may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash. Effective September 2, 2008, Goldman Sachs Bank USA (“GS Bank”) serves as lending agent to the Dynamic Small Cap Growth Fund and U.S. Small Company Fund pursuant to a new Securities Lending Agreement approved by the Board of Trustees (the “GS Bank Securities Lending Agreement”). Prior to September 2, 2008, JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, served as lending agent for the Dynamic Small Cap Growth Fund and U.S. Small Company Fund pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “JPMCB Securities Lending Agreement”). JPMCB serves as lending agent to the Small Cap Core Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund pursuant to the JPMCB Securities Lending Agreement.

Under the GS Bank Securities Lending Agreement, GS Bank acting as agent for the Dynamic Small Cap Growth Fund and U.S. Small Company Fund, loans securities to approved borrowers in exchange for cash collateral equal to at least 102% of the value of the loaned securities plus accrued interest. The borrowers are required to secure their loans continuously at 102% of the value of the loaned securities. Cash received from borrowers is invested in the JPMorgan Prime Money Market Fund as detailed in the investment guidelines contained in the GS Bank Securities Lending Agreement. During the term of the loan, the Dynamic Small Cap Growth Fund and U.S. Small Company Fund receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the GS Bank Securities Lending Agreement. Pursuant to the GS Bank Securities Lending Agreement, loans are required to be secured only by cash, for which the Dynamic Small Cap Growth Fund and U.S. Small Company Fund retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. Any risk of loss associated with the investment of cash collateral is borne by the Dynamic Small Cap Growth Fund and U.S. Small Company Fund and not by the borrower.

78   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

Under the JPMCB Securities Lending Agreement, JPMCB, acting as agent for the Small Cap Core Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund, loans securities to approved borrowers pursuant to approved borrower agreements. At the inception of a loan, securities are exchanged for collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest and 105% of the value of loaned international (non-USD denominated) securities, plus accrued interest. The JPMCB Securities Lending Agreement, requires that JPMCB daily mark to market the loaned security and request additional cash if the amount of cash received from the borrower was less than 100% of the value of the loaned security. During the term of the loan, the Small Cap Core Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund received payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the JPMCB Securities Lending Agreement. The Small Cap Core Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund retain the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Small Cap Core Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund.

The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net).

During the period the following Funds invested a portion of the cash collateral they received in the JPMorgan Prime Money Market Fund. The Advisor of each Fund waived the following amounts of its fee, which offsets the shareholder servicing fees and other expenses, excluding advisory fees, incurred by JPMorgan Prime Money Market Fund on the Funds’ respective investment in JPMorgan Prime Money Market Fund. A portion of the reimbursement is voluntary (amounts in thousands):

Dynamic Small Cap Growth Fund	$3
Small Cap Core Fund	2
Small Cap Equity Fund	6
Small Cap Growth Fund	2
Small Cap Value Fund	2
U.S. Small Company Fund	—	(a)

(a)	Amount rounds to less than $1,000.

Information on the investment of cash collateral is shown in the Schedules of Portfolio Investments.

Under the GS Bank Securities Lending Agreement, GS Bank compensates JPMCB for certain operational services, which may include processing transactions, termination of loans and recordkeeping, provided by JPMCB.

Effective September 2, 2008, under the JPMCB Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to (i) 0.03% of the average dollar value of loans of U.S. Securities outstanding during a given month, and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

Prior to September 2, 2008, under the JPMCB Securities Lending Agreement, JPMCB was entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. During the period July 1, 2007 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. During the period March 1, 2008 to September 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Securities lending transactions involves counterparty risks, including the risk that the loaned securities may not be returned or returned in a timely manner. In addition, the Funds bear the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the collateral declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Funds may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage to the Fund. Subject to certain conditions, the applicable lending agent agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. As of December 31, 2008, the Funds had unrealized losses on cash collateral investments as disclosed in their Schedule of Portfolio Investments. The risk of loss associated with such investments is borne by the Funds and does not trigger additional collateral requirements from the borrower.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   79

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

As of December 31, 2008, the following Funds had securities with the following values on loan, received the following collateral and, for the six months ended, paid the following amounts (amounts in thousands):

	Value of Loaned Securities	Value of Collateral	Lending Agent Fees Paid to JPMCB		Lending Agent Fees Paid to GS Bank
Dynamic Small Cap Growth Fund	$20,917	$20,308	$2		$9
Small Cap Core Fund	38,316	38,377	10		—
Small Cap Equity Fund	36,159	35,549	15		—
Small Cap Growth Fund	39,711	38,641	9		—
Small Cap Value Fund	49,583	47,811	10		—
U.S. Small Company Fund	663	668	—	(a)	1

(a)  Amount rounds to less than $1,000.

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds have recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H.  Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually, except for the Small Cap Growth Fund and Small Cap Value Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

J.  Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

80   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Equity Fund, Strategic Small Cap Value Fund and U.S. Small Company Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Small Cap Growth Fund and Small Cap Value Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Dynamic Small Cap Growth Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
Strategic Small Cap Value Fund	1.00
U.S. Small Company Fund	0.60

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisors or their affiliates. The Advisors, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months ended December 31, 2008 were as follows (excluding the reimbursement disclosed in Note 2.D. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Dynamic Small Cap Growth Fund	$5
Small Cap Core Fund	13
Small Cap Equity Fund	53
Small Cap Growth Fund	8
Small Cap Value Fund	12
Strategic Small Cap Value Fund	—(a)
U.S. Small Company Fund	1

(a)	Amount rounds to less than $1,000.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2008, the annualized effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Dynamic Small Cap Growth Fund	0.25%	0.75%	0.75%	n/a
Small Cap Equity Fund	0.25	0.75	0.75	0.50%
Small Cap Growth Fund	0.25	0.75	0.75	0.50

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   81

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

	Class A	Class B	Class C	Class R2
Small Cap Value Fund	0.25	0.75	0.75	0.50
Strategic Small Cap Value Fund	0.25	n/a	0.75	n/a
U.S. Small Company Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2008, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Dynamic Small Cap Growth Fund	$1		$2
Small Cap Equity Fund	2		19
Small Cap Growth Fund	5		13
Small Cap Value Fund	21		32
Strategic Small Cap Value Fund	—	(a)	—
U.S. Small Company Fund	—	(a)	—	(a)

(a)  Amount rounds to less than $1,000.

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Ultra Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class	Institutional Class
Dynamic Small Cap Growth Fund	0.25%	0.25%	0.25%	n/a	n/a	0.25%	n/a
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	0.25	n/a
Small Cap Equity Fund	0.25	0.25	0.25	0.25%	0.05%	0.25	n/a
Small Cap Growth Fund	0.25	0.25	0.25	0.25	n/a	0.25	0.10%
Small Cap Value Fund	0.25	0.25	0.25	0.25	0.05	0.25	n/a
Strategic Small Cap Value Fund	0.25	n/a	0.25	n/a	0.05	0.25	n/a
U.S. Small Company Fund	0.25	n/a	0.25	n/a	n/a	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class	Institutional Class	Ultra
Dynamic Small Cap Growth Fund	1.50%	2.12%	2.12%	n/a	n/a	1.10%	n/a	n/a
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	1.00	n/a	n/a
Small Cap Equity Fund	1.38	2.12	2.12	1.63%	0.80%	1.00	n/a	n/a
Small Cap Growth Fund	1.25	1.87	1.87	1.50	n/a	1.00	0.85%	n/a
Small Cap Value Fund	1.25	2.00	2.00	1.50	0.91	1.00	n/a	0.86%
Strategic Small Cap Value Fund	1.60	n/a	2.10	n/a	1.15	1.35	n/a	n/a
U.S. Small Company Fund	1.26	n/a	1.76	n/a	n/a	1.01	0.83	n/a

82   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

The contractual expense limitation agreements were in effect for the six months ended December 31, 2008. The expense limitation percentages in the table above are in place until at least October 31, 2009.

Effective November 1, 2007, the contractual expense limitations for the Small Cap Equity Fund were changed from 0.65% to 0.80% and 0.85% to 1.00% for Class R5 and Select Class Shares, respectively.

For the six months ended December 31, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Dynamic Small Cap Growth Fund	$299	$34	$70	$403	$—
Small Cap Core Fund	—	1	189	190	—
Small Cap Equity Fund	357	20	157	534	—
Small Cap Growth Fund	35	130	166	331	—
Small Cap Value Fund	78	126	241	445	—
Strategic Small Cap Value Fund	52	5	3	60	10
U.S. Small Company Fund	59	7	17	83	—

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Dynamic Small Cap Growth Fund	$—	$7	$—	$7
Small Cap Core Fund	—	71	401	472
Small Cap Equity Fund	161	13	—	174
Small Cap Growth Fund	—	2	—	2
Small Cap Value Fund	5	6	—	11

An affiliate of JPMCB made a payment to the Small Cap Core Fund, Small Cap Growth Fund and Small Cap Value Fund of approximately $75,000, $3,000 and $54,000, respectively, relating to an operational error.

G.  Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2008, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the six months ended December 31, 2008, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisors.

The Securities Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   83

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

4. Investment Transactions

During the six months ended December 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Purchases of U.S. Government	Sales (excluding U.S. Government)	Sales of U.S. Government
Dynamic Small Cap Growth Fund	$47,551	$—	$46,362	$—
Small Cap Core Fund	135,285	1,540	121,119	—
Small Cap Equity Fund	299,225	—	264,815	—
Small Cap Growth Fund	161,256	—	152,604	—
Small Cap Value Fund	110,249	282	87,404	645
Strategic Small Cap Value Fund	9,184	—	13,168	—
U.S. Small Company Fund	8,799	15	10,925	120

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2008, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$194,566	$2,848	$47,821	$(44,973)
Small Cap Core Fund	505,233	34,461	149,424	(114,963)
Small Cap Equity Fund	1,151,280	96,529	285,934	(189,405)
Small Cap Growth Fund	370,458	20,584	83,160	(62,576)
Small Cap Value Fund	597,694	38,924	189,983	(151,059)
Strategic Small Cap Value Fund	4,104	270	312	(42)
U.S. Small Company Fund	45,346	2,039	15,023	(12,984)

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2008, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

For the Small Cap Growth Fund and U.S. Small Company Fund, one or more affiliate of the Funds’ investment advisor has investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions, if any, may impact the Funds’ performance.

84   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

8. Legal Matters

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Bank One Investment Advisory Corporation (“BOIA”), (now known as JPMIA) entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   85

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2008, and continued to hold your shares at the end of the reporting period, December 31, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual*	$1,000.00	$658.30	$6.27	1.50%
Hypothetical*	1,000.00	1017.64	7.63	1.50
Class B
Actual*	1,000.00	655.40	8.76	2.10
Hypothetical*	1,000.00	1,014.62	10.66	2.10
Class C
Actual*	1,000.00	656.10	8.77	2.10
Hypothetical*	1,000.00	1,014.62	10.66	2.10
Select Class
Actual*	1,000.00	658.80	4.60	1.10
Hypothetical*	1,000.00	1,019.66	5.60	1.10

Small Cap Core Fund
Select Class
Actual*	1,000.00	731.80	3.49	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80

86   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008	Annualized Expense Ratio
Small Cap Equity Fund
Class A
Actual*	$1,000.00	$768.10	$5.79	1.30%
Hypothetical*	1,000.00	1,018.65	6.61	1.30
Class B
Actual*	1,000.00	766.10	8.01	1.80
Hypothetical*	1,000.00	1,016.13	9.15	1.80
Class C
Actual*	1,000.00	766.10	8.01	1.80
Hypothetical*	1,000.00	1,016.13	9.15	1.80
Class R2
Actual**	1,000.00	1,054.10	2.53	1.55
Hypothetical *	1,000.00	1,017.39	7.88	1.55
Class R5
Actual*	1,000.00	770.00	3.57	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Select Class
Actual*	1,000.00	769.30	4.46	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00

Small Cap Growth Fund
Class A
Actual*	1,000.00	673.40	5.27	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class B
Actual*	1,000.00	670.20	7.79	1.85
Hypothetical*	1,000.00	1,015.88	9.40	1.85
Class C
Actual*	1,000.00	670.90	7.79	1.85
Hypothetical*	1,000.00	1,015.88	9.40	1.85
Class R2
Actual**	1,000.00	958.60	2.33	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Select Class
Actual*	1,000.00	673.10	4.22	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00
Institutional Class
Actual*	1,000.00	673.10	3.58	0.85
Hypothetical*	1,000.00	1,020.92	4.33	0.85

Small Cap Value Fund
Class A
Actual*	1,000.00	747.20	5.50	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class B
Actual*	1,000.00	744.90	8.18	1.86
Hypothetical*	1,000.00	1,015.83	9.45	1.86

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   87

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008	Annualized Expense Ratio
Small Cap Value Fund — continued
Class C
Actual*	$1,000.00	$745.80	$8.18	1.86%
Hypothetical*	1,000.00	1,015.83	9.45	1.86
Class R2
Actual**	1,000.00	940.60	2.31	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class R5
Actual*	1,000.00	748.80	4.01	0.91
Hypothetical*	1,000.00	1,020.62	4.63	0.91
Select Class
Actual*	1,000.00	748.80	4.41	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00
Ultra Class
Actual*	1,000.00	749.00	3.79	0.86
Hypothetical*	1,000.00	1,020.87	4.38	0.86

Strategic Small Cap Value Fund
Class A
Actual*	1,000.00	696.60	6.84	1.60
Hypothetical*	1,000.00	1,017.14	8.13	1.60
Class C
Actual*	1,000.00	695.10	8.97	2.10
Hypothetical*	1,000.00	1,014.62	10.66	2.10
Class R5
Actual*	1,000.00	698.80	4.92	1.15
Hypothetical*	1,000.00	1019.41	5.85	1.15
Select Class
Actual*	1,000.00	697.50	5.78	1.35
Hypothetical*	1,000.00	1,018.40	6.87	1.35

U.S. Small Company Fund
Class A
Actual*	1,000.00	707.00	5.42	1.26
Hypothetical*	1,000.00	1,018.85	6.41	1.26
Class C
Actual*	1,000.00	706.20	7.57	1.76
Hypothetical*	1,000.00	1,016.33	8.94	1.76
Select Class
Actual*	1,000.00	709.80	4.35	1.01
Hypothetical*	1,000.00	1,020.11	5.14	1.01
Institutional Class
Actual*	1,000.00	709.20	3.58	0.83
Hypothetical*	1,000.00	1,021.02	4.23	0.83

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 58/365 (to reflect the actual period. The Class commenced operations on November 3, 2008.

88   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for certain JPMorgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to the Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present.

Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the applicable Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   89

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b—1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Small Cap Growth Fund and Small Cap Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Equity Fund, Strategic Small Cap Value Fund and U.S. Small Company Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to

90   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted the Dynamic Small Cap Growth Fund’s performance was in the second, second and third quintiles for Class A shares and in the second, first and second quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Small Cap Core Fund’s performance was in the fourth quintile for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. The Trustees requested the Fund’s Advisor to review the Fund with the members of the Equity Investment Sub-Committee at each of their regular meetings over the course of the year.

The Trustees noted the Small Cap Equity Fund’s performance was in the second, first and first quintiles for Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Small Cap Growth Fund’s performance was in the second, first and second quintiles for Class A shares and in the second, first and first quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Small Cap Value Fund’s performance was in the fourth, third and third quintiles for the Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Strategic Small Cap Value Fund’s performance was in the fourth quintile for the Class A shares and for the Select Class share for the one year period. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. The Trustees requested the Fund’s Advisor to review the Fund with the members of the Equity Investment Sub-Committee at each of their regular meetings over the course of the year.

The Trustees noted the U.S. Small Company Fund’s performance was in the fourth, fifth and fifth quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. The Trustees requested the Fund’s Advisor to review the Fund with the members of the Equity Investment Sub-Committee at each of their regular meetings over the course of the year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s net advisory fee for the Class A shares and for the Select

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   91

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

Class shares was in the first quintile and the actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Small Cap Core Fund’s net advisory fee for the Select Class shares was in the second quintile and the actual total expenses for the Select Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Small Cap Equity Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Small Cap Growth Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares were in the first quintile and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Small Cap Value Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Strategic Small Cap Value Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the U.S. Small Company Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares was in the first quintile and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

92   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. December 2008.	SAN-SC-1208

Semi-Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

Six months ended December 31, 2008 (Unaudited)

JPMorgan Capital Growth Fund
JPMorgan Diversified Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund
JPMorgan Growth Advantage Fund
JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Value Fund
JPMorgan Multi-Cap Market Neutral Fund
JPMorgan Value Advantage Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Capital Growth Fund	2
JPMorgan Diversified Mid Cap Growth Fund	4
JPMorgan Diversified Mid Cap Value Fund	6
JPMorgan Growth Advantage Fund	8
JPMorgan Mid Cap Equity Fund	10
JPMorgan Mid Cap Value Fund	12
JPMorgan Multi-Cap Market Neutral Fund	14
JPMorgan Value Advantage Fund	17
Schedules of Portfolio Investments	19
Financial Statements	54
Financial Highlights	72
Notes to Financial Statements	90
Schedule of Shareholder Expenses	100
Board Approval of Investment Advisory Agreements	103

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

*	Strategic Income Opportunities Fund risks:

Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share price will decline.

There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

The Fund may invest in international fixed income securities. International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
JANUARY 29, 2009 (Unaudited)

Dear Shareholder:

As we close the door on one of the most challenging years I’ve experienced in the investment business, I would, ideally, like to assure our shareholders that the worst of the economic crisis is behind us. However, given the unprecedented nature of this crisis — and the uncertainty that lies before us — it is difficult to know whether we’ve reached the bottom of the ongoing economic storm.

“The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators.”

Although a full-scale recovery isn’t likely to be around the corner, there have been a few signs of encouragement. The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators. Interbank lending has improved, and the short-term credit markets have shown signs of stability in response to the federal government’s cut in the fed funds rate from 1% to a target rate between zero and 0.25%. In addition, we are confident that the new President and Congress will work together to address the crisis through unprecedented economic stimulus and other actions, as necessary.

Credit markets drove stocks down and yields lower

The credit markets led stocks and the U.S. economy down in 2008, setting records along the way as prices of corporate and mortgage bonds sank to new lows. The extreme market volatility sent investors running to what many consider the safest investments in the world — U.S. Treasuries. As prices skyrocketed, these became, by far, the best-performing asset class, returning about 14% for the year. Yields tumbled to record lows across the maturity spectrum; already at record lows, the cut in the fed funds rate pushed down rates on Treasuries even further, to near zero or negative for shorter-maturity securities. From December 2007 to December 2008, the yield on the 10-year Treasury bond declined from 4.0% to 2.2%, while the yield on the 30-year bond dropped from 4.4% to 2.7%.

Equity indexes report record slides

In the U.S., equities ended 2008 with some of the worst performance and most extreme market volatility since the Great Depression. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –32%, –38% and –42%, respectively. According to the Russell Indexes, large-cap stocks performed somewhat better than their small- and mid-cap counterparts, while value equities fell less than their growth peers across all capitalization categories. The overseas markets also turned in a dismal end of year performance; the MSCI EAFE Index closed the year with a total return of –44%, as virtually all individual countries included in the index suffered double-digit losses.

Adjusting to the new reality

Given the market’s performance, investor confidence has been shaken, the short-term outlook remains unclear and volatility is likely to remain high. But whether this cycle has reached bottom or not, there are emerging opportunities for investors to adjust their expectations and portfolios to the current market scenario.

A long-term, disciplined investment plan, for example, can provide focus and prevent emotions from adversely impacting your investment strategy. And, although even diversified portfolios have been challenged by the extreme market volatility, investors may consider maintaining a balance of investments, such as equities, alternatives and diversified fixed income investments, in their portfolios to ensure that they are better positioned to smooth volatility and benefit from the market’s eventual recovery. Lastly, as in all markets, investors should check in with their financial advisors to reset their goals, time horizons and priorities, as necessary.

Investing in new opportunities

During this market downturn, JPMorgan has not altered its commitment to maintaining a long-term view and providing you with market insights, service, and high-quality investment solutions. One example of this is the newly launched JPMorgan Strategic Income Opportunities Fund, a flexible, diversified, multi-sector approach to fixed income investing.* The fund seeks to generate absolute returns by relying on an opportunistic investment process emphasizing both traditional and alternative investing strategies. For more information on this fund, please visit our website, www.jpmorganfunds.com. Your financial advisor can help you decide whether it is appropriate for your portfolio.

On behalf of everyone at JPMorgan Asset Management, we wish you a very Happy New Year. We appreciate the opportunity to help you continue to manage your investment needs this year and beyond. Should you have any questions, please visit www.jpmorganfunds.com or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President and CEO
JPMorgan Funds

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   1

JPMorgan Capital Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	September 23, 1987
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$574,554
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Capital Growth Fund, which seeks capital growth over the long term,* returned –39.14%** (Class A Shares, no sales charge) for the six months ended December 31, 2008, compared to the –40.26% return for the Russell Midcap Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed its benchmark for the period due primarily to stock selection in the consumer discretionary sector and overweights in the healthcare and financial service sectors, market conditions contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, Philadelphia Consolidated Holding Corp., which designs, markets and underwrites specialty and personal property insurance, aided returns. The company’s shares rose after it was acquired at a premium. ITT Educational Services Inc., which offers post-secondary degree programs focused on technology, also contributed to performance. The company’s shares advanced after raising its fiscal year guidance, as students headed back to school amid a deteriorating economy. Landstar System Inc., a trucking and logistics company, helped results. The company’s shares rose on mounting expectations that it would benefit from additional customers and market share gains, as competitors filed for bankruptcy amid slumping demand. In addition, the company’s variable cost model enabled it to perform strongly in volatile market conditions.

On the negative side, stock selection in the producer durable, material/processing and technology sectors hurt returns. At the individual stock level, Forest Oil Corp., an oil and gas company that acquires, explores, develops and produces natural gas, detracted from performance. The company was negatively impacted by weakness in oil and gas prices. CommScope Inc. also hindered performance. The communications cable manufacturer was hindered by concerns about weakening demand in 2009. Helmerich & Payne Inc., a drilling contractor, hindered results. The company’s shares declined after it announced potential business softness if clients reduced drilling in the wake of falling natural gas prices.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation. We attempted to maintain sector diversification in the Fund by avoiding large allocations that were contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Waste Connections, Inc.	2.7%
2.	ITT Educational Services, Inc.	2.6
3.	Humana, Inc.	2.4
4.	DaVita, Inc.	2.4
5.	Corrections Corp. of America	2.2
6.	Southwestern Energy Co.	2.2
7.	Amdocs Ltd. (United Kingdom)	2.1
8.	Ecolab, Inc.	2.1
9.	Harris Corp.	1.9
10.	Stericycle, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	19.5%
Industrials	19.1
Health Care	15.9
Consumer Discretionary	15.3
Financials	14.3
Energy	7.7
Materials	4.7
Telecommunication Services	1.8
Short-Term Investment	1.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

2   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/23/87
Without Sales Charge		(39.14)%	(43.70)%	(1.29)%	1.21%
With Sales Charge*		(42.34)	(46.65)	(2.35)	0.67
CLASS B SHARES	11/4/93
Without CDSC		(39.31)	(44.00)	(1.79)	0.81
With CDSC**		(44.31)	(49.00)	(2.23)	0.81
CLASS C SHARES	1/2/98
Without CDSC		(39.29)	(43.98)	(1.78)	0.70
With CDSC***		(40.29)	(44.98)	(1.78)	0.70
CLASS R2 SHARES	11/3/08	(39.16)	(43.72)	(1.30)	1.21
SELECT CLASS SHARES	1/25/96	(39.07)	(43.56)	(1.00)	1.61

*	Sales Charge For Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Capital Growth Fund, the Russell Midcap Growth Index, and the Lipper Mid-Cap Growth Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   3

JPMorgan Diversified Mid Cap Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	March 2, 1989
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$513,795
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Diversified Mid Cap Growth Fund, which seeks growth of capital and secondarily, current income by investing in equity securities,* returned –39.23%** (Select Class Shares) for the six months ended December 31, 2008, compared to the –40.26% return for the Russell Midcap Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed its benchmark for the period due primarily to stock selection in the consumer discretionary sector as well as overweights in the healthcare and financial service sectors, market conditions contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, Philadelphia Consolidated Holding Corp., which designs, markets and underwrites specialty and personal property insurance, aided returns. The company’s shares rose after it was acquired at a premium. ITT Educational Services Inc., which offers post-secondary degree programs focused on technology, also contributed to performance. The company’s shares advanced after raising its fiscal year guidance, as students headed back to school amid a deteriorating economy. Landstar System Inc., a trucking and logistics company, helped results. The company’s shares rose on mounting expectations that it would benefit from additional customers and market share gains, as competitors filed for bankruptcy amid slumping demand. In addition, the company’s variable cost model enabled it to perform strongly in volatile market conditions.

On the negative side, stock selection in the producer durable, material/processing and technology sectors hurt returns. At the individual stock level, Forest Oil Corp., an oil and gas company that acquires, explores, develops and produces natural gas, detracted from performance. The company was negatively impacted by weakness in oil and gas prices. CommScope Inc. also hindered performance. The communications cable manufacturer was hindered by concerns about weakening demand in 2009. Helmerich & Payne Inc., a drilling contractor, hindered results. The company’s shares declined after it announced potential business softness if clients reduced drilling in the wake of falling natural gas prices.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation. We attempted to maintain sector diversification in the Fund by avoiding large allocations that were contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Waste Connections, Inc.	2.7%
2.	ITT Educational Services, Inc.	2.6
3.	Humana, Inc.	2.4
4.	DaVita, Inc.	2.4
5.	Corrections Corp. of America	2.2
6.	Southwestern Energy Co.	2.2
7.	Amdocs Ltd. (United Kingdom)	2.1
8.	Ecolab, Inc.	2.1
9.	Harris Corp.	1.9
10.	Stericycle, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	19.8%
Industrials	19.3
Health Care	16.1
Consumer Discretionary	15.5
Financials	14.5
Energy	7.8
Materials	4.8
Telecommunication Services	1.8
Short-Term Investment	0.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

4   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		(39.34)%	(43.95)%	(1.96)%	1.00%
With Sales Charge*		(42.52)	(46.90)	(3.02)	0.45
CLASS B SHARES	1/14/94
Without CDSC		(39.55)	(44.29)	(2.61)	0.42
With CDSC**		(44.55)	(49.29)	(3.05)	0.42
CLASS C SHARES	11/4/97
Without CDSC		(39.52)	(44.29)	(2.60)	0.31
With CDSC***		(40.52)	(45.29)	(2.60)	0.31
SELECT CLASS SHARES	3/2/89	(39.23)	(43.77)	(1.70)	1.26
ULTRA SHARES	2/22/05	(39.22)	(43.71)	(1.61)	1.31

*	Sales Charge For Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Ultra Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Diversified Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   5

JPMorgan Diversified Mid Cap Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	March 2, 1989
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$178,651
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Diversified Mid Cap Value Fund, which seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities,* returned –28.84%** (Select Class Shares) for the six months ended December 31, 2008 compared to the –32.67% return for the Russell Midcap Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed its benchmark for the period due primarily to stock selection in the consumer discretionary and financial sectors, market conditions contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, specialty chemical company Rohm & Haas Co. contributed to performance. The company’s shares rose after it agreed to be acquired by Dow Chemical for a premium, despite the slowdown in the U.S. economy. Dow believed Rohm & Haas was an attractive acquisition as the combined firm significantly broadened Dow’s range of product offerings that fed into a wide range of end markets. In addition, there were significant synergies present as Rohm & Haas was the biggest consumer of propylene, used to make acrylics, which Dow produced. The Sherwin-Williams Co., a manufacturer, distributor and retailer of paint, coatings and related products, also helped results. The company reported earnings above analysts’ expectations due to higher-than-expected revenues. In addition, the company was able to navigate the difficult environment better than other consumer companies by implementing price increases and cost initiatives to help maintain profitability.

On the downside, stock selection in the utility sector and an underweight to the consumer staples sector detracted from performance. At the individual stock level, Williams Cos. Inc., an integrated natural gas company, hindered results. The company reported lower-than-expected earnings results due to lower realized gas prices in its exploration and production segment. Helix Energy Solutions Group Inc., a provider of sub-sea construction, maintenance and salvage services for the offshore oil and natural gas industry, also hurt returns. A combination of lower energy prices and project delays pushed some revenues into the next year.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for undervalued companies that had the potential to grow intrinsic value per share. The research process was designed to find quality companies that generally had a sustainable competitive position, high returns on invested capital and management committed to enhancing shareholder value. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Safeway, Inc.	2.3%
2.	American Electric Power Co., Inc.	2.2
3.	Old Republic International Corp.	1.8
4.	Alliant Techsystems, Inc.	1.7
5.	Becton, Dickinson & Co.	1.6
6.	Marriott International, Inc., Class A	1.6
7.	Loews Corp.	1.6
8.	Assurant, Inc.	1.5
9.	Devon Energy Corp.	1.5
10.	PG&E Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR***

Financials	26.8%
Consumer Discretionary	19.7
Utilities	14.7
Consumer Staples	7.1
Industrials	6.8
Energy	6.3
Information Technology	5.9
Materials	5.5
Health Care	4.2
Telecommunication Services	2.4
Short-Term Investment	0.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

6   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		(28.91)%	(35.93)%	(0.98)%	3.91%
With Sales Charge*		(32.65)	(39.26)	(2.04)	3.35
CLASS B SHARES	1/14/94
Without CDSC		(29.33)	(36.42)	(1.64)	3.31
With CDSC**		(34.33)	(41.42)	(2.07)	3.31
CLASS C SHARES	3/22/99
Without CDSC		(29.22)	(36.41)	(1.62)	3.20
With CDSC***		(30.22)	(37.41)	(1.62)	3.20
SELECT CLASS SHARES	3/2/89	(28.84)	(35.81)	(0.74)	4.16
ULTRA SHARES	2/22/05	(28.77)	(35.70)	(0.62)	4.22

*	Sales Charge For Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class C Shares and Ultra Shares prior to their inception date are based on the performance of Select Class Shares. Historical Class C Shares performance has been adjusted to reflect the differences in expenses and sales charges between classes prior to the class inception. The actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Diversified Mid Cap Value Fund, the Russell Midcap Value Index and the Lipper Mid-Cap Value Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   7

JPMorgan Growth Advantage Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	October 29, 1999
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$326,752
Primary Benchmark	Russell 3000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Growth Advantage Fund, which seeks to provide long-term capital growth,* returned –35.26%** (Class A Shares, no sales charge) for the six months ended December 31, 2008, compared to the –32.32% return for the Russell 3000 Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the technology and producer durables sectors as well as an underweight in the consumer staple sector. Market conditions also contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, CommScope Inc. detracted from performance. The communications cable manufacturer was hindered by concerns about weakening demand in 2009. Och-Ziff Capital Management Group LLC, a global alternative asset management firm, also hurt returns. Investor concerns about negative developments in the capital markets and a sharp decline in assets under management drove shares lower. Forest Oil Corp., an oil and gas company that acquires, explores, develops and produces natural gas, hindered results. The company was negatively impacted by weakness in oil and gas prices.

On the positive side, stock selection in the consumer discretionary and energy sectors as well as an overweight in the healthcare sector helped returns. At the individual stock level, Southwestern Energy Co. contributed to performance. The natural gas producer advanced after it reported higher third-quarter profit and revenue that more than doubled on increased production. ITT Educational Services Inc., which offers post-secondary degree programs focused on technology, also helped returns. The company’s shares advanced after raising its fiscal year guidance, as students headed back to school amid a deteriorating economy. Gentiva Health Services Inc., a home healthcare company, benefited results. The company raised its 2008 fiscal-year forecast due to gains in its home healthcare business.

Q:	HOW WAS THE FUND MANAGED?

A:	The portfolio manager utilized a bottom up approach to construct the Fund’s portfolio, basing stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process was designed to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Abbott Laboratories	2.9%
2.	Wal-Mart Stores, Inc.	2.5
3.	ITT Educational Services, Inc.	2.2
4.	Gilead Sciences, Inc.	2.1
5.	Waste Connections, Inc.	2.1
6.	Microsoft Corp.	2.1
7.	Landstar System, Inc.	1.9
8.	Southwestern Energy Co.	1.9
9.	Amdocs Ltd., (United Kingdom)	1.9
10.	Teva Pharmaceutical Industries Ltd., (Israel), ADR	1.8

PORTFOLIO COMPOSITION BY SECTOR***

Health Care	24.2%
Information Technology	22.5
Industrials	14.0
Consumer Discretionary	11.5
Financials	11.1
Energy	7.0
Materials	4.3
Consumer Staples	3.7
Telecommunication Services	1.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

8   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	10/29/99
Without Sales Charge		(35.26)%	(41.96)%	1.43%	(6.52)%
With Sales Charge*		(38.65)	(44.99)	0.35	(7.06)
CLASS B SHARES	10/29/99
Without CDSC		(35.33)	(42.19)	0.78	(7.08)
With CDSC**		(40.33)	(47.19)	0.39	(7.08)
CLASS C SHARES	5/1/06
Without CDSC		(35.42)	(42.26)	0.78	(7.14)
With CDSC***		(36.42)	(43.26)	0.78	(7.14)
SELECT CLASS SHARES	5/1/06	(35.09)	(41.78)	1.58	(6.44)

*	Sales Charge For Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (10/29/99 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on October 29, 1999.

As of 8/17/05, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to 8/17/05 might be less pertinent for investors considering whether to purchase shares of the Fund. The performance for the Class A and Class B Shares before 3/23/01 is based on the performance of the Class A and Class B Shares of the Fund’s predecessor, H&Q IPO & Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities to the Fund pursuant to a reorganization on that date. The predecessor’s investment program was identical to that of the Fund prior to 12/3/01. The predecessor’s Class A and Class B expenses were substantially similar to those of Class A and Class B of the Fund. Returns for the Class C Shares prior to their inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to their inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different because Select Class Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from October 29, 1999 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the since inception total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   9

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$142,835
Primary Benchmark	Russell Midcap Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mid Cap Equity Fund, which seeks long-term capital growth,* returned –33.01%** (Select Class Shares) for the six months ended December 31, 2008, compared to the –36.67% return for the Russell Midcap Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed its benchmark for the period due primarily to stock selection in the consumer discretionary and financial sectors, market conditions contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, Philadelphia Consolidated Holding Corp., which designs, markets and underwrites specialty and personal property insurance, aided returns. The company’s shares rose after it was acquired at a premium. Property and casualty insurer W.R. Berkley Corp. also helped results. The stock rallied on management optimism that the company was well positioned to take advantage of an improving property and casualty insurance market. The company also benefited from announcing two new business lines, property insurance for offshore energy exploration and professional liability insurance.

On the negative side, stock selection in the information technology and an underweight in consumer staples sectors detracted from performance. At the individual stock level, Forest Oil Corp., an oil and gas company that acquires, explores, develops and produces natural gas, detracted from performance. The company was negatively impacted by weakness in oil and gas prices. Century Aluminum Co., an aluminum producer, also hurt returns. The company’s shares declined after it agreed to increase the number of shares outstanding. In addition, the company was negatively impacted by weakness in commodities.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for dominant franchises with predictable business models deemed capable of achieving sustained growth and undervalued companies with the potential to grow their intrinsic value per share. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Old Republic International Corp.	1.4%
2.	Amphenol Corp.	1.3
3.	Waste Connections, Inc.	1.3
4.	ITT Educational Services, Inc.	1.3
5.	American Electric Power Co., Inc.	1.3
6.	Humana, Inc.	1.2
7.	DaVita, Inc.	1.2
8.	Safeway, Inc.	1.2
9.	VCA Antech, Inc.	1.2
10.	T. Rowe Price Group, Inc.	1.1

PORTFOLIO COMPOSITION BY SECTOR***

Financials	20.3%
Consumer Discretionary	16.6
Industrials	13.2
Information Technology	12.8
Health Care	10.2
Utilities	7.4
Energy	6.6
Materials	5.6
Consumer Staples	2.8
Telecommunication Services	2.3
Short-Term Investment	2.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

10   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	(33.01)%	(38.51)%	0.18%	4.77%

TEN YEAR FUND PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in the JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, and the Lipper Mid-Cap Core Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   11

JPMorgan Mid Cap Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 13, 1997
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$3,859,672
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mid Cap Value Fund, which seeks growth from capital appreciation,* returned –26.22%** (Institutional Class Shares) for the six months ended December 31, 2008, compared to the –32.67% return for the Russell Midcap Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed its benchmark for the period due primarily to stock selection in the consumer discretionary and financial sectors, market conditions contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, property and casualty insurer W.R. Berkley Corp. contributed to performance. The stock rallied on management optimism that the company was well positioned to take advantage of an improving property and casualty insurance market. The company also benefited from announcing two new business lines, property insurance for offshore energy exploration and professional liability insurance. People’s United Financial Inc., a provider of financial services to individual, corporate, and municipal customers, also helped returns. The company’s shares rose due to its strong capital position, transparent balance sheet and opportunity for growth through potential acquisitions to improve franchise value. In addition, excess capital gave the stock a premium valuation, which positioned the company to expand its franchise as weaker competitors scaled back.

On the downside, stock selection in the utility and healthcare sectors detracted from performance. At the individual stock level, Williams Cos. Inc., an integrated natural gas company, hindered results. The company reported lower-than-expected earnings results due to lower realized gas prices in its exploration and production segment. Helix Energy Solutions Group Inc., a provider of sub-sea construction, maintenance and salvage services for the offshore oil and natural gas industry, also hurt returns. A combination of lower energy prices and project delays pushed some revenues into next year.

Q:	HOW WAS THE FUND MANAGED?

A:	Our investment process seeks to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. While significant headwinds remained, we were consistent in the application of our investment process. As value investors, we used opportunities of strength to trim holdings where we felt prudent to preserve gains and redeployed proceeds into areas that we deemed out of favor.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Old Republic International Corp.	2.8%
2.	American Electric Power Co., Inc.	2.6
3.	Safeway, Inc.	2.3
4.	Cincinnati Financial Corp.	2.1
5.	Assurant, Inc.	2.1
6.	Genuine Parts Co.	1.9
7.	Ball Corp.	1.9
8.	Fortune Brands, Inc.	1.9
9.	Republic Services, Inc.	1.9
10.	PG&E Corp.	1.8

PORTFOLIO COMPOSITION BY SECTOR***

Financials	26.5%
Consumer Discretionary	18.1
Utilities	14.9
Industrials	7.2
Materials	6.5
Information Technology	6.1
Consumer Staples	5.7
Energy	5.6
Health Care	4.5
Telecommunication Services	2.8
Short-Term Investment	2.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

12   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		(26.38)%	(33.24)%	0.88%	8.94%
With Sales Charge*		(30.23)	(36.75)	(0.20)	8.35
CLASS B SHARES	4/30/01
Without CDSC		(26.59)	(33.57)	0.35	8.44
With CDSC**		(31.59)	(38.57)	(0.04)	8.44
CLASS C SHARES	4/30/01
Without CDSC		(26.57)	(33.57)	0.35	8.46
With CDSC***		(27.57)	(34.57)	0.35	8.46
CLASS R2 SHARES	11/3/08	(26.42)	(33.27)	0.87	8.93
SELECT CLASS SHARES	10/31/01	(26.29)	(33.06)	1.15	9.17
INSTITUTIONAL CLASS SHARES	11/13/97	(26.22)	(32.90)	1.39	9.36

*	Sales Charge For Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class A, Class B, Class C and Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. During these periods, the actual returns of Class A, Class B, Class C and Select Class Shares would have been lower than shown because Class A, Class B, Class C and Select Class Shares have higher expenses than Institutional Class Shares. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares from April 30, 2001 to December 31, 2008 and Institutional Class Shares prior to April 30, 2001. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, and the Lipper Mid-Cap Value Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies included in the Russell Midcap Index that have lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   13

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	May 23, 2003
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$774,583
Primary Benchmark	Merrill Lynch 3-Month U.S. Treasury Bill Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Multi-Cap Market Neutral Fund, which seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance,* returned –1.56%** (Select Class Shares) for the six months ended December 31, 2008, compared to the 0.85% return for the Merrill Lynch 3-Month U.S. Treasury Bill Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. The two main drivers of its stock selection process are valuation and fundamentals. The fundamentals and valuation components were effective in the Fund’s short portfolios but not in the long portfolios.

The Fund categorizes its stock selection universe into five super-sectors and twenty sectors within the super-sectors. Individual stocks are then selected for the long and short portfolios based upon a quantitative approach that looks at equally-weighted valuation and fundamentals factors. We look at a broad universe of 1100 to 1300 large cap, mid-cap and small cap domestic stocks. The valuation and fundamentals factors are combined together to generate a score for each stock in the universe. The highest rated stocks within each sector are used in the long portfolio. The bottom-rated in each sector are the shorted stocks in the portfolio. On a long-term basis, this quantitative approach of using valuation and fundamentals in creating long and short portfolios is designed to generate a positive spread return between the long and short portfolios across all the sectors. The Fund’s best performing super-sector was financials where the spread was positive between the long and short portfolios. Industrials was the worst performing super-sector for the six months since it generated a negative spread between the long and short portfolios. The Fund’s short positions aided performance when looking at the fund performance, but the positions on the long side of the portfolio did not do as well as expected on an aggregate basis. In terms of the quantitative factors, the fundamentals generated a negative spread return while the valuation factors contributed to a positive spread return for the six months.

The overall stock-selection process, combined with portfolio implementation, generated underperformance relative to the benchmark returns. Our multi-dimensional, disciplined investment process applies approximately equal emphasis on valuation and fundamentals in determining the attractiveness of a stock.

We assign each of the Fund’s stocks to one of five super-sectors: consumer, financial, industrial, technology and healthcare. During the period, the stock selection process generated positive returns in three super-sectors. The process worked the best in the financial sector but worked least well in the industrial sector.

Q:	HOW WAS THE FUND MANAGED?

A:	We ranked stocks within a universe of approximately 1,300 large-cap, mid-cap and high-end small-cap stocks. We owned more than 350 positions each on both the long and short sides of the Fund during the period. The Fund was extremely well-diversified and sector-neutral. No individual stock had a material impact on the Fund. In essence, we went long on inexpensive stocks with improving fundamentals and short on expensive stocks with deteriorating fundamentals.

TOP TEN EQUITY LONG HOLDINGS OF THE PORTFOLIO***

1.	King Pharmaceuticals, Inc.	0.5%
2.	Platinum Underwriters Holdings Ltd. (Bermuda)	0.5
3.	Omnicare, Inc.	0.5
4.	Netflix, Inc.	0.4
5.	Endo Pharmaceuticals Holdings, Inc.	0.4
6.	TransDigm Group, Inc.	0.4
7.	Accenture Ltd. (Bermuda), Class A	0.4
8.	American Financial Group, Inc.	0.4
9.	Sherwin-Williams Co. (The)	0.4
10.	Tellabs, Inc.	0.4

TOP TEN EQUITY SHORT HOLDINGS OF THE PORTFOLIO****

1.	Old Republic International Corp.	0.7%
2.	Chico’s FAS, Inc.	0.6
3.	UnitedHealth Group, Inc.	0.6
4.	Molson Coors Brewing Co., Class B	0.5
5.	Fidelity National Financial, Inc., Class A	0.5
6.	Cerner Corp.	0.5
7.	Covanta Holding Corp.	0.5
8.	Auxilium Pharmaceuticals, Inc.	0.5
9.	Bed Bath & Beyond, Inc.	0.5
10.	Iron Mountain, Inc.	0.5

14   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

PORTFOLIO COMPOSITION BY SECTOR LONG POSITIONS***

Information Technology	14.0%
Industrials	13.2
Consumer Discretionary	12.9
Health Care	11.0
Financials	10.5
Energy	8.1
Utilities	5.2
Materials	4.7
Consumer Staples	4.5
Other (less than 1.0%)	0.8
Short-Term Investment	15.1

PORTFOLIO COMPOSITION BY SECTOR SHORT POSITIONS****

Industrials	15.7%
Information Technology	15.3
Consumer Discretionary	14.3
Financials	13.6
Health Care	12.6
Utilities	7.9
Energy	6.8
Consumer Staples	5.9
Materials	5.8
Telecommunication Services	2.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total long investments as of December 31, 2008. The Fund’s composition is subject to change.

****	Percentages indicated are based upon total short investments as of December 31, 2008. The Fund’s composition is subject to change.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   15

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/23/03
Without Sales Charge		(1.56)%	(0.33)%	2.39%	2.67%
With Sales Charge*		(6.76)	(5.53)	1.29	1.70
CLASS B SHARES	5/23/03
Without CDSC		(1.98)	(1.12)	1.60	1.90
With CDSC**		(6.98)	(6.12)	1.23	1.74
CLASS C SHARES	5/23/03
Without CDSC		(1.98)	(1.13)	1.62	1.92
With CDSC***		(2.98)	(2.13)	1.62	1.92
SELECT CLASS SHARES	5/23/03	(1.56)	(0.18)	2.62	2.92

*	Sales Charge For Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/23/03 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 23, 2003.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Equity Market Neutral Funds Average from May 23, 2003 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Merrill Lynch 3-Month U.S. Treasury Bill Index is a one-security index which, at the beginning of every month, selects for inclusion the bill maturing closest to, but not beyond, 91 days from that date. That issue is then held for one month, sold and rolled into a new bill. The Lipper Equity Market Neutral Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net assets value in accordance with accounting principles generally accepted in the United States of America.

16   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

JPMorgan Value Advantage Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2005
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$286,843
Primary Benchmark	Russell 3000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Value Advantage Fund, which seeks to provide long-term total return from a combination of income and capital gains,* returned –28.33%** (Class A Shares, no sales charge) for the six months ended December 31, 2008, compared to the –26.49% for the Russell 3000 Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the energy and consumer discretionary sectors. Market conditions also contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, Williams Cos. Inc., an integrated natural gas company, detracted from performance. The company reported lower-than-expected earnings results due to lower realized gas prices in its exploration and production segment. Devon Energy Corp., one of the world’s leading independent oil and gas exploration and production companies, also hurt returns. The company’s shares declined in sympathy with the energy sector as a whole due to the sharp drop in energy prices.

On the positive side, stock selection in the financial and material sectors contributed to performance. At the individual stock level, United Community Bank Inc., a bank holding company, helped returns. The company benefited from aggressively removing problem loans in its residential construction portfolio. In addition, the company replaced its cash dividend with a stock dividend and secured additional capital through the U. S. Treasury’s Troubled Asset Relief Program, significantly adding to its capital cushion. ProAssurance Corp., a specialty insurer providing medical liability coverage, also aided results. The company was isolated from many of the factors impacting the financial sector, such as sub-prime mortgage exposure. In addition, the company’s conservative underwriting added to its earnings.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for undervalued companies that had the potential to grow intrinsic value per share. The research process was designed to find companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	W.P. Carey & Co. LLC	3.4%
2.	Devon Energy Corp.	3.2
3.	National Healthcare Corp.	3.1
4.	Telephone & Data Systems, Inc.	2.9
5.	Agree Realty Corp.	2.8
6.	National Health Investors, Inc.	2.8
7.	Teekay Corp. (Bahamas)	2.7
8.	Old Republic International Corp.	2.7
9.	Assurant, Inc.	2.3
10.	Fortune Brands, Inc.	2.2

PORTFOLIO COMPOSITION BY SECTOR***

Financials	38.5%
Energy	17.9
Consumer Discretionary	14.0
Telecommunication Services	5.2
Health Care	4.7
Industrials	4.2
Utilities	3.2
Consumer Staples	3.1
Materials	2.9
Information Technology	2.7
Short-Term Investment	3.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of December 31, 2008. The Fund’s composition is subject to change.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   17

JPMorgan Value Advantage Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/05
Without Sales Charge		(28.33)%	(35.78)%	(3.67)%
With Sales Charge*		(32.10)	(39.14)	(5.01)
CLASS C SHARES	2/28/05
Without CDSC		(28.44)	(36.04)	(4.12)
With CDSC**		(29.44)	(37.04)	(4.12)
SELECT CLASS SHARES	2/28/05	(28.18)	(35.55)	(3.40)
INSTITUTIONAL CLASS SHARES	2/28/05	(28.13)	(35.41)	(3.31)

*	Sales Charge For Class A Shares is 5.25%.

**	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from February 28, 2005 to December 31, 2008. The Fund has changed the class used in the graph from Class C to Class A because Class A is now the Fund’s largest class and both classes commenced operations at the same time. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

JPMorgan Capital Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.3%
	Common Stocks — 98.3%
	Aerospace & Defense — 1.3%
122	Precision Castparts Corp.	7,273
	Auto Components — 0.6%
378	Gentex Corp. (c)	3,335
	Biotechnology — 2.4%
193	Celgene Corp. (a)	10,676
45	Myriad Genetics, Inc. (a)	2,969
		13,645
	Capital Markets — 7.0%
62	Affiliated Managers Group, Inc. (a)	2,619
299	Investment Technology Group, Inc. (a) (c)	6,803
183	Lazard Ltd., (Bermuda), Class A	5,454
156	Northern Trust Corp.	8,108
485	Och-Ziff Capital Management Group LLC, Class A	2,500
222	T. Rowe Price Group, Inc.	7,876
465	TD AMERITRADE Holding Corp. (a)	6,623
		39,983
	Chemicals — 4.1%
337	Ecolab, Inc.	11,861
134	Praxair, Inc.	7,954
324	Rockwood Holdings, Inc. (a)	3,496
		23,311
	Commercial Services & Supplies — 6.8%
776	Corrections Corp. of America (a)	12,694
212	Stericycle, Inc. (a)	11,024
483	Waste Connections, Inc. (a)	15,245
		38,963
	Communications Equipment — 4.6%
339	CommScope, Inc. (a)	5,263
241	F5 Networks, Inc. (a) (c)	5,518
290	Harris Corp.	11,044
250	Juniper Networks, Inc. (a)	4,385
		26,210
	Computers & Peripherals — 0.9%
370	NetApp, Inc. (a)	5,167
	Construction & Engineering — 0.9%
261	Shaw Group, Inc. (The) (a)	5,348
	Containers & Packaging — 0.6%
111	Greif, Inc., Class A	3,707

	Diversified Consumer Services — 3.2%
158	ITT Educational Services, Inc. (a) (c)	15,007
15	Strayer Education, Inc.	3,195
		18,202
	Diversified Financial Services — 2.6%
403	Interactive Brokers Group, Inc., Class A (a)	7,214
97	IntercontinentalExchange, Inc. (a)	7,972
		15,186
	Diversified Telecommunication Services — 1.4%
932	tw telecom, inc. (a) (c)	7,891
	Electrical Equipment — 1.8%
29	First Solar, Inc. (a)	3,988
317	GT Solar International, Inc. (a)	916
124	Roper Industries, Inc.	5,395
		10,299
	Electronic Equipment, Instruments & Components — 3.3%
402	Amphenol Corp., Class A	9,630
150	Dolby Laboratories, Inc., Class A (a) (c)	4,911
151	Flir Systems, Inc. (a) (c)	4,638
		19,179
	Energy Equipment & Services — 2.1%
234	Cameron International Corp. (a)	4,807
107	Helmerich & Payne, Inc.	2,435
174	Oceaneering International, Inc. (a)	5,063
		12,305
	Health Care Equipment & Supplies — 2.9%
239	Dentsply International, Inc. (c)	6,750
447	Hologic, Inc. (a)	5,848
100	Zimmer Holdings, Inc. (a)	4,030
		16,628
	Health Care Providers & Services — 7.1%
273	DaVita, Inc. (a)	13,529
84	Express Scripts, Inc. (a)	4,624
370	Humana, Inc. (a)	13,795
439	VCA Antech, Inc. (a) (c)	8,723
		40,671
	Health Care Technology — 1.5%
226	Cerner Corp. (a) (c)	8,686
	Hotels, Restaurants & Leisure — 2.9%
156	Darden Restaurants, Inc.	4,399
82	Panera Bread Co., Class A (a) (c)	4,284

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   19

JPMorgan Capital Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — Continued
371	Penn National Gaming, Inc. (a)	7,934
		16,617
	Industrial Conglomerates — 0.4%
216	McDermott International, Inc. (a)	2,137
	Insurance — 4.7%
177	ACE Ltd., (Switzerland)	9,388
156	AON Corp.	7,113
401	HCC Insurance Holdings, Inc. (c)	10,713
		27,214
	Internet & Catalog Retail — 0.7%
74	Amazon.com, Inc. (a)	3,795
	Internet Software & Services — 1.8%
420	Akamai Technologies, Inc. (a) (c)	6,335
73	Equinix, Inc. (a)	3,899
		10,234
	IT Services — 2.1%
41	MasterCard, Inc., Class A	5,810
322	SAIC, Inc. (a)	6,267
		12,077
	Leisure Equipment & Products — 1.3%
482	Mattel, Inc.	7,712
	Life Sciences Tools & Services — 2.0%
132	Covance, Inc. (a)	6,055
219	Illumina, Inc. (a)	5,708
		11,763
	Machinery — 4.0%
129	AGCO Corp. (a)	3,038
110	Bucyrus International, Inc. (c)	2,041
146	Cummins, Inc.	3,904
261	Pall Corp.	7,428
168	Wabtec Corp. (c)	6,666
		23,077
	Media — 2.7%
187	Discovery Communications, Inc., Class A (a)	2,652
257	John Wiley & Sons, Inc., Class A	9,156
101	Morningstar, Inc. (a) (c)	3,585
		15,393
	Multiline Retail — 2.3%
241	J.C. Penney Co., Inc.	4,742
226	Kohl’s Corp. (a)	8,181
		12,923
	Oil, Gas & Consumable Fuels — 5.5%
270	Cabot Oil & Gas Corp.	7,020
503	Forest Oil Corp. (a)	8,297
168	Peabody Energy Corp.	3,825
436	Southwestern Energy Co. (a)	12,626
		31,768
	Professional Services — 1.3%
173	FTI Consulting, Inc. (a)	7,707
	Road & Rail — 2.5%
135	J.B. Hunt Transport Services, Inc. (c)	3,559
287	Landstar System, Inc.	11,014
		14,573
	Semiconductors & Semiconductor Equipment — 2.2%
472	Broadcom Corp., Class A (a)	8,016
201	KLA-Tencor Corp.	4,379
		12,395
	Software — 4.7%
543	Activision Blizzard, Inc. (a)	4,692
665	Amdocs Ltd., (United Kingdom) (a)	12,166
98	ANSYS, Inc. (a) (c)	2,731
229	Electronic Arts, Inc. (a)	3,677
334	Nuance Communications, Inc. (a)	3,458
		26,724
	Specialty Retail — 1.0%
97	Sherwin-Williams Co. (The)	5,814
	Textiles, Apparel & Luxury Goods — 0.7%
192	Coach, Inc. (a)	3,979
	Wireless Telecommunication Services — 0.4%
95	Leap Wireless International, Inc. (a)	2,544
	Total Long-Term Investments (Cost $708,508)	564,435
Short-Term Investment — 1.7%
	Investment Company — 1.7%
9,626	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $9,626)	9,626

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 6.5%
	Corporate Note — 1.2%
7,000	Beta Finance, Inc., VAR, 0.383%, 02/20/09 (e) (i) (s)	6,959

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 5.3%
30,603	JPMorgan Prime Money Market Fund, Capital Shares (b)	30,603
	Total Investments of Cash Collateral for Securities on Loan (Cost $37,598)	37,562
	Total Investments — 106.5% (Cost $755,732)	611,623
	Liabilities in Excess of Other Assets — (6.5)%	(37,069)
	NET ASSETS — 100.0%	$574,554

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   21

JPMorgan Diversified Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 101.0%
	Common Stocks — 101.0%
	Aerospace & Defense — 1.3%
112	Precision Castparts Corp.	6,690
	Auto Components — 0.6%
347	Gentex Corp.	3,066
	Biotechnology — 2.4%
178	Celgene Corp. (a)	9,815
41	Myriad Genetics, Inc. (a)	2,730
		12,545
	Capital Markets — 7.1%
57	Affiliated Managers Group, Inc. (a)	2,405
275	Investment Technology Group, Inc. (a)	6,256
169	Lazard Ltd., (Bermuda), Class A	5,014
143	Northern Trust Corp.	7,456
446	Och-Ziff Capital Management Group LLC, Class A	2,298
204	T. Rowe Price Group, Inc.	7,241
427	TD AMERITRADE Holding Corp. (a)	6,090
		36,760
	Chemicals — 4.2%
310	Ecolab, Inc.	10,905
123	Praxair, Inc.	7,313
298	Rockwood Holdings, Inc. (a)	3,214
		21,432
	Commercial Services & Supplies — 7.0%
713	Corrections Corp. of America (a)	11,671
195	Stericycle, Inc. (a)	10,135
444	Waste Connections, Inc. (a)	14,019
		35,825
	Communications Equipment — 4.7%
311	CommScope, Inc. (a)	4,839
222	F5 Networks, Inc. (a)	5,075
267	Harris Corp.	10,154
230	Juniper Networks, Inc. (a)	4,031
		24,099
	Computers & Peripherals — 0.9%
340	NetApp, Inc. (a)	4,751
	Construction & Engineering — 1.0%
240	Shaw Group, Inc. (The) (a)	4,918
	Containers & Packaging — 0.7%
102	Greif, Inc., Class A	3,410
	Diversified Consumer Services — 3.3%
145	ITT Educational Services, Inc. (a) (c)	13,801
14	Strayer Education, Inc.	2,937
		16,738
	Diversified Financial Services — 2.7%
371	Interactive Brokers Group, Inc., Class A (a)	6,634
89	IntercontinentalExchange, Inc. (a)	7,329
		13,963
	Diversified Telecommunication Services — 1.4%
857	tw telecom, inc. (a) (c)	7,256
	Electrical Equipment — 1.8%
27	First Solar, Inc. (a)	3,660
291	GT Solar International, Inc. (a)	841
114	Roper Industries, Inc.	4,961
		9,462
	Electronic Equipment, Instruments & Components — 3.4%
369	Amphenol Corp., Class A	8,855
138	Dolby Laboratories, Inc., Class A (a)	4,514
139	Flir Systems, Inc. (a)	4,263
		17,632
	Energy Equipment & Services — 2.2%
216	Cameron International Corp. (a)	4,419
98	Helmerich & Payne, Inc.	2,239
160	Oceaneering International, Inc. (a)	4,655
		11,313
	Health Care Equipment & Supplies — 3.0%
220	Dentsply International, Inc.	6,205
411	Hologic, Inc. (a)	5,377
92	Zimmer Holdings, Inc. (a)	3,707
		15,289
	Health Care Providers & Services — 7.3%
251	DaVita, Inc. (a)	12,440
77	Express Scripts, Inc. (a)	4,250
340	Humana, Inc. (a)	12,685
403	VCA Antech, Inc. (a) (c)	8,021
		37,396
	Health Care Technology — 1.5%
208	Cerner Corp. (a) (c)	7,989

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — 3.0%
146	Darden Restaurants, Inc.	4,100
75	Panera Bread Co., Class A (a) (c)	3,939
341	Penn National Gaming, Inc. (a)	7,295
		15,334
	Industrial Conglomerates — 0.4%
199	McDermott International, Inc. (a)	1,965
	Insurance — 4.9%
163	ACE Ltd., (Switzerland)	8,631
143	AON Corp.	6,542
368	HCC Insurance Holdings, Inc.	9,852
		25,025
	Internet & Catalog Retail — 0.7%
68	Amazon.com, Inc. (a)	3,487
	Internet Software & Services — 1.8%
386	Akamai Technologies, Inc. (a) (c)	5,825
67	Equinix, Inc. (a)	3,585
		9,410
	IT Services — 2.2%
37	MasterCard, Inc., Class A	5,336
296	SAIC, Inc. (a)	5,762
		11,098
	Leisure Equipment & Products — 1.4%
443	Mattel, Inc.	7,091
	Life Sciences Tools & Services — 2.1%
121	Covance, Inc. (a)	5,566
201	Illumina, Inc. (a)	5,248
		10,814
	Machinery — 4.1%
118	AGCO Corp. (a)	2,793
101	Bucyrus International, Inc.	1,876
134	Cummins, Inc.	3,590
240	Pall Corp.	6,830
154	Wabtec Corp.	6,138
		21,227
	Media — 2.7%
172	Discovery Communications, Inc., Class A (a)	2,438
237	John Wiley & Sons, Inc., Class A	8,417
93	Morningstar, Inc. (a) (c)	3,295
		14,150
	Multiline Retail — 2.3%
221	J.C. Penney Co., Inc.	4,360
208	Kohl’s Corp. (a)	7,522
		11,882
	Oil, Gas & Consumable Fuels — 5.7%
248	Cabot Oil & Gas Corp.	6,455
463	Forest Oil Corp. (a)	7,630
155	Peabody Energy Corp.	3,516
401	Southwestern Energy Co. (a)	11,609
		29,210
	Professional Services — 1.4%
159	FTI Consulting, Inc. (a)	7,086
	Road & Rail — 2.6%
125	J.B. Hunt Transport Services, Inc.	3,273
264	Landstar System, Inc.	10,126
		13,399
	Semiconductors & Semiconductor Equipment — 2.2%
434	Broadcom Corp., Class A (a)	7,371
185	KLA-Tencor Corp.	4,027
		11,398
	Software — 4.8%
499	Activision Blizzard, Inc. (a)	4,315
612	Amdocs Ltd., (United Kingdom) (a)	11,187
91	ANSYS, Inc. (a)	2,524
211	Electronic Arts, Inc. (a)	3,380
307	Nuance Communications, Inc. (a)	3,179
		24,585
	Specialty Retail — 1.0%
90	Sherwin-Williams Co. (The)	5,348
	Textiles, Apparel & Luxury Goods — 0.7%
176	Coach, Inc. (a)	3,660
	Wireless Telecommunication Services — 0.5%
87	Leap Wireless International, Inc. (a)	2,339
	Total Long-Term Investments (Cost $653,236)	519,042
Short-Term Investment — 0.4%
	Investment Company — 0.4%
2,110	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares (b) (m) (Cost $2,110)	2,110

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   23

JPMorgan Diversified Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 5.9%
	Certificate of Deposit — 0.8%
4,500	Calyon, New York, VAR, 0.397%, 03/15/10	4,349
	Corporate Notes — 3.9%
5,000	BBVA U.S. Senior S.A.U., (Spain), VAR, 2.149%, 03/12/10 (e)	4,892
6,000	General Electric Capital Corp., VAR, 0.400%, 03/12/10	5,727
1,000	Monumental Global Funding II, VAR, 0.395%, 03/26/10 (e)	904
7,000	Monumental Global Funding III, VAR, 2.203%, 05/24/10 (e)	6,498
2,000	Pricoa Global Funding I, VAR, 0.405%, 12/15/09 (e)	1,853
		19,874

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 1.2%
6,055	JPMorgan Prime Money Market Fund, Capital Shares (b)	6,055
	Total Investments of Cash Collateral for Securities on Loan (Cost $31,553)	30,278
	Total Investments — 107.3% (Cost $686,899)	551,430
	Liabilities in Excess of Other Assets — (7.3)%	(37,635)
	NET ASSETS — 100.0%	$513,795

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

JPMorgan Diversified Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.8%
	Common Stocks — 99.8%
	Aerospace & Defense — 2.8%
35	Alliant Techsystems, Inc. (a) (c)	3,007
28	Precision Castparts Corp.	1,646
43	Spirit Aerosystems Holdings, Inc., Class A (a)	438
		5,091
	Auto Components — 0.3%
36	WABCO Holdings, Inc.	565
	Beverages — 0.9%
14	Brown-Forman Corp., Class B	736
30	Fomento Economico Mexicano S.A.B. de C.V., (Mexico), ADR	892
		1,628
	Building Products — 0.5%
51	Owens Corning, Inc. (a) (c)	884
	Capital Markets — 2.4%
11	Affiliated Managers Group, Inc. (a)	461
70	Charles Schwab Corp. (The)	1,124
70	Cohen & Steers, Inc. (c)	766
10	Northern Trust Corp.	500
39	T. Rowe Price Group, Inc.	1,385
		4,236
	Chemicals — 3.8%
14	Air Products & Chemicals, Inc.	699
94	Albemarle Corp.	2,089
14	Intrepid Potash, Inc. (a)	280
28	Lubrizol Corp.	1,023
34	PPG Industries, Inc.	1,451
28	Sigma-Aldrich Corp.	1,166
		6,708
	Commercial Banks — 5.9%
32	City National Corp. (c)	1,563
52	Cullen/Frost Bankers, Inc.	2,646
36	M&T Bank Corp. (c)	2,083
189	Synovus Financial Corp. (c)	1,568
49	United Community Banks, Inc. (c)	665
72	Wilmington Trust Corp.	1,597
17	Zions Bancorp	426
		10,548
	Commercial Services & Supplies — 1.0%
74	Republic Services, Inc.	1,844
	Computers & Peripherals — 0.5%
62	NCR Corp. (a)	877
	Construction Materials — 0.3%
7	Vulcan Materials Co. (c)	480
	Containers & Packaging — 1.3%
48	Ball Corp.	1,988
69	Temple-Inland, Inc. (c)	332
		2,320
	Distributors — 1.1%
54	Genuine Parts Co.	2,037
	Diversified Consumer Services — 0.4%
29	H&R Block, Inc.	648
	Diversified Telecommunication Services — 0.9%
38	CenturyTel, Inc.	1,039
53	Windstream Corp.	491
		1,530
	Electric Utilities — 5.3%
117	American Electric Power Co., Inc.	3,899
53	Edison International	1,707
33	FirstEnergy Corp.	1,584
111	Westar Energy, Inc.	2,268
		9,458
	Electronic Equipment, Instruments & Components — 2.6%
63	Amphenol Corp., Class A	1,506
91	Arrow Electronics, Inc. (a)	1,718
92	Tyco Electronics Ltd., (Bermuda)	1,491
		4,715
	Energy Equipment & Services — 0.6%
59	Helix Energy Solutions Group, Inc. (a) (c)	425
24	Unit Corp. (a)	644
		1,069
	Food & Staples Retailing — 3.1%
11	Costco Wholesale Corp.	556
84	Great Atlantic & Pacific Tea Co. (a) (c)	524
173	Safeway, Inc. (c)	4,103
19	SUPERVALU, Inc.	273
		5,456
	Food Products — 1.9%
38	Archer-Daniels-Midland Co.	1,098
39	JM Smucker Co. (The)	1,669
40	Smithfield Foods, Inc. (a) (c)	559
		3,326

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   25

JPMorgan Diversified Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Gas Utilities — 3.4%
74	Energen Corp.	2,168
56	Equitable Resources, Inc.	1,879
48	ONEOK, Inc.	1,386
20	Questar Corp.	637
		6,070
	Health Care Equipment & Supplies — 1.6%
43	Becton, Dickinson & Co.	2,927
	Health Care Providers & Services — 2.6%
47	Community Health Systems, Inc. (a)	688
56	Coventry Health Care, Inc. (a)	837
51	Lincare Holdings, Inc. (a) (c)	1,379
84	VCA Antech, Inc. (a)	1,670
		4,574
	Hotels, Restaurants & Leisure — 3.2%
50	Burger King Holdings, Inc.	1,187
16	Darden Restaurants, Inc.	445
36	International Game Technology	431
150	Marriott International, Inc., Class A	2,921
27	Vail Resorts, Inc. (a) (c)	713
		5,697
	Household Durables — 3.0%
64	Fortune Brands, Inc.	2,642
60	Jarden Corp. (a) (c)	691
34	MDC Holdings, Inc.	1,015
24	Mohawk Industries, Inc. (a)	1,044
		5,392
	Household Products — 0.4%
13	Clorox Co.	742
	Industrial Conglomerates — 0.7%
57	Carlisle Cos., Inc.	1,178
	Insurance — 11.0%
91	Assurant, Inc.	2,738
55	Cincinnati Financial Corp.	1,587
31	Everest Re Group Ltd., (Bermuda)	2,395
99	Loews Corp.	2,794
277	Old Republic International Corp. (c)	3,308
156	OneBeacon Insurance Group Ltd. (c)	1,624
46	Principal Financial Group, Inc.	1,036
49	ProAssurance Corp. (a)	2,607
31	Protective Life Corp.	443
36	W.R. Berkley Corp.	1,119
		19,651
	Internet & Catalog Retail — 1.2%
29	Amazon.com, Inc. (a)	1,467
93	Expedia, Inc. (a)	767
		2,234
	IT Services — 1.9%
59	Fidelity National Information Services, Inc.	957
29	Lender Processing Services, Inc.	867
97	Total System Services, Inc.	1,357
21	Western Union Co. (The)	306
		3,487
	Machinery — 1.8%
34	Dover Corp.	1,117
27	Harsco Corp.	742
52	Kennametal, Inc.	1,147
20	Oshkosh Corp.	179
		3,185
	Media — 2.6%
81	AH Belo Corp., Class A	176
62	Cablevision Systems Corp., Class A	1,046
114	Clear Channel Outdoor Holdings, Inc., Class A (a)	704
31	Lamar Advertising Co., Class A (a) (c)	387
13	Omnicom Group, Inc.	339
25	Scripps Networks Interactive, Inc., Class A	550
4	Washington Post Co. (The), Class B	1,393
		4,595
	Metals & Mining — 0.3%
45	Century Aluminum Co. (a)	452
	Multiline Retail — 0.2%
26	Nordstrom, Inc.	343
	Multi-Utilities — 5.5%
242	CMS Energy Corp. (c)	2,444
62	MDU Resources Group, Inc.	1,340
52	NSTAR	1,912
69	PG&E Corp. (c)	2,686
81	Xcel Energy, Inc.	1,503
		9,885
	Oil, Gas & Consumable Fuels — 5.7%
93	CVR Energy, Inc. (a)	370
41	Devon Energy Corp.	2,690
51	Kinder Morgan Management LLC (a)	2,044
20	Murphy Oil Corp.	891
27	Newfield Exploration Co. (a)	541

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — 5.7%
8	Penn Virginia Corp.	203
107	Teekay Corp., (Bahamas) (c)	2,099
98	Williams Cos., Inc.	1,413
		10,251
	Real Estate Investment Trusts (REITs) — 4.6%
69	Cousins Properties, Inc. (c)	961
103	Kimco Realty Corp. (c)	1,888
22	PS Business Parks, Inc.	978
5	Public Storage	421
8	Rayonier, Inc.	266
38	Regency Centers Corp.	1,770
20	Ventas, Inc.	661
22	Vornado Realty Trust	1,350
		8,295
	Real Estate Management & Development — 1.3%
65	Brookfield Asset Management, Inc., (Canada), Class A (c)	997
89	Brookfield Properties Corp., (Canada)	688
24	Jones Lang LaSalle, Inc.	656
		2,341
	Software — 0.8%
77	Jack Henry & Associates, Inc.	1,493
	Specialty Retail — 5.7%
36	Abercrombie & Fitch Co., Class A	819
103	AutoNation, Inc. (a) (c)	1,014
12	AutoZone, Inc. (a)	1,735
17	Bed Bath & Beyond, Inc. (a)	437
38	Sherwin-Williams Co. (The)	2,252
67	Staples, Inc.	1,206
87	Tiffany & Co. (c)	2,059
30	TJX Cos., Inc.	609
		10,131
	Textiles, Apparel & Luxury Goods — 2.0%
51	Coach, Inc. (a)	1,051
17	Columbia Sportswear Co. (c)	609
33	Phillips-Van Heusen Corp.	668
24	V.F. Corp.	1,328
		3,656
	Thrifts & Mortgage Finance — 1.7%
53	Hudson City Bancorp, Inc.	851
125	People’s United Financial, Inc. (c)	2,223
		3,074
	Tobacco — 0.9%
28	Lorillard, Inc.	1,583
	Water Utilities — 0.6%
48	American Water Works Co., Inc. (c)	994
	Wireless Telecommunication Services — 1.5%
39	Telephone & Data Systems, Inc.	1,102
38	U.S. Cellular Corp. (a)	1,656
		2,758
	Total Long-Term Investments (Cost $226,559)	178,408
Short-Term Investment — 0.6%
	Investment Company — 0.6%
1,070	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares (b) (m) (Cost $1,070)	1,070

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 17.3%
	Certificate of Deposit — 1.3%
2,500	Calyon, New York, VAR, 0.397%, 03/15/10	2,417
	Corporate Notes — 7.5%
4,000	BBVA U.S. Senior S.A., (Spain), VAR, 2.149%, 03/12/10 (e)	3,913
4,000	General Electric Capital Corp., VAR, 0.400%, 03/12/10	3,818
3,000	Monumental Global Funding III, VAR, 2.203%, 05/24/10 (e)	2,785
3,000	Pricoa Global Funding I, VAR, 0.405%, 12/15/09 (e)	2,779
		13,295

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 8.5%
15,146	JPMorgan Prime Money Market Fund, Capital Shares (b)	15,146
	Total Investments of Cash Collateral for Securities on Loan (Cost $31,645)	30,858
	Total Investments — 117.7% (Cost $259,274)	210,336
	Liabilities in Excess of Other Assets — (17.7)%	(31,685)
	NET ASSETS — 100.0%	$178,651

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   27

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.7%
	Common Stocks — 98.7%
	Aerospace & Defense — 1.9%
38	Precision Castparts Corp.	2,281
76	United Technologies Corp.	4,047
		6,328
	Biotechnology — 6.0%
98	Celgene Corp. (a)	5,434
45	Genentech, Inc. (a)	3,706
135	Gilead Sciences, Inc. (a) (c)	6,914
56	Myriad Genetics, Inc. (a) (c)	3,691
		19,745
	Capital Markets — 4.1%
142	Investment Technology Group, Inc. (a)	3,222
98	Lazard Ltd., (Bermuda), Class A	2,915
36	Northern Trust Corp.	1,851
71	T. Rowe Price Group, Inc. (c)	2,523
203	TD AMERITRADE Holding Corp. (a)	2,894
		13,405
	Chemicals — 3.7%
123	Ecolab, Inc.	4,327
45	Monsanto Co.	3,152
79	Praxair, Inc.	4,671
		12,150
	Commercial Services & Supplies — 5.6%
352	Corrections Corp. of America (a)	5,762
110	Stericycle, Inc. (a)	5,734
211	Waste Connections, Inc. (a)	6,669
		18,165
	Communications Equipment — 4.4%
191	Cisco Systems, Inc. (a)	3,115
157	CommScope, Inc. (a)	2,442
100	F5 Networks, Inc. (a)	2,275
141	QUALCOMM, Inc.	5,066
35	Research In Motion Ltd., (Canada) (a)	1,416
		14,314
	Computers & Peripherals — 4.7%
37	Apple, Inc. (a)	3,145
146	Hewlett-Packard Co.	5,309
56	International Business Machines Corp.	4,680
157	NetApp, Inc. (a)	2,196
		15,330
	Construction & Engineering — 0.6%
104	Shaw Group, Inc. (The) (a)	2,123
	Containers & Packaging — 0.5%
51	Greif, Inc., Class A	1,718
	Diversified Consumer Services — 2.2%
75	ITT Educational Services, Inc. (a) (c)	7,161
	Diversified Financial Services — 2.8%
174	Interactive Brokers Group, Inc., Class A (a)	3,114
40	IntercontinentalExchange, Inc. (a)	3,273
154	MSCI, Inc., Class A (a)	2,728
		9,115
	Diversified Telecommunication Services — 1.3%
485	tw telecom, inc. (a)	4,110
	Electrical Equipment — 1.5%
15	First Solar, Inc. (a)	2,111
67	Roper Industries, Inc.	2,913
		5,024
	Electronic Equipment, Instruments & Components — 2.8%
188	Amphenol Corp., Class A	4,499
73	Dolby Laboratories, Inc., Class A (a)	2,404
71	Flir Systems, Inc. (a) (c)	2,175
		9,078
	Energy Equipment & Services — 2.2%
125	Cameron International Corp. (a)	2,568
85	Oceaneering International, Inc. (a)	2,465
134	ShawCor Ltd., (Canada), Class A	2,003
		7,036
	Food & Staples Retailing — 2.5%
145	Wal-Mart Stores, Inc.	8,140
	Food Products — 1.1%
61	General Mills, Inc.	3,706
	Health Care Equipment & Supplies — 3.5%
108	Dentsply International, Inc.	3,058
230	Hologic, Inc. (a)	3,003
103	Meridian Bioscience, Inc.	2,623
85	Thoratec Corp. (a)	2,762
		11,446
	Health Care Providers & Services — 5.8%
107	DaVita, Inc. (a)	5,314
45	Express Scripts, Inc. (a)	2,480
125	Gentiva Health Services, Inc. (a)	3,657
107	Humana, Inc. (a)	3,978
183	VCA Antech, Inc. (a)	3,644
		19,073

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Technology — 2.6%
105	Cerner Corp. (a) (c)	4,053
135	MedAssets, Inc. (a)	1,965
191	Omnicell, Inc. (a)	2,337
		8,355
	Hotels, Restaurants & Leisure — 1.6%
42	Panera Bread Co., Class A (a) (c)	2,199
134	Penn National Gaming, Inc. (a)	2,872
		5,071
	Insurance — 4.1%
104	ACE Ltd., (Switzerland)	5,498
72	AON Corp.	3,298
170	HCC Insurance Holdings, Inc.	4,540
		13,336
	Internet & Catalog Retail — 1.2%
78	Amazon.com, Inc. (a)	4,005
	Internet Software & Services — 2.8%
173	Akamai Technologies, Inc. (a)	2,617
31	Equinix, Inc. (a)	1,654
16	Google, Inc., Class A (a)	5,015
		9,286
	IT Services — 1.0%
23	MasterCard, Inc., Class A	3,273
	Leisure Equipment & Products — 1.2%
253	Mattel, Inc.	4,051
	Life Sciences Tools & Services — 1.3%
108	Icon plc, (Ireland), ADR (a)	2,123
83	Illumina, Inc. (a) (c)	2,162
		4,285
	Machinery — 1.2%
97	Wabtec Corp.	3,836
	Media — 2.8%
113	Discovery Communications, Inc., Class A (a)	1,593
106	John Wiley & Sons, Inc., Class A	3,761
171	Walt Disney Co. (The)	3,875
		9,229
	Multiline Retail — 1.1%
96	Kohl’s Corp. (a)	3,457
	Oil, Gas & Consumable Fuels — 4.8%
36	Apache Corp.	2,676
151	Concho Resources, Inc. (a)	3,434
201	Forest Oil Corp. (a)	3,318
214	Southwestern Energy Co. (a)	6,202
		15,630
	Pharmaceuticals — 4.7%
178	Abbott Laboratories	9,500
135	Teva Pharmaceutical Industries Ltd., (Israel), ADR (c)	5,764
		15,264
	Professional Services — 1.0%
76	FTI Consulting, Inc. (a)	3,382
	Road & Rail — 1.9%
163	Landstar System, Inc.	6,245
	Semiconductors & Semiconductor Equipment — 0.5%
123	Microsemi Corp. (a)	1,555
	Software — 6.0%
223	Activision Blizzard, Inc. (a)	1,924
335	Amdocs Ltd., (United Kingdom) (a)	6,131
342	Microsoft Corp.	6,654
174	Nuance Communications, Inc. (a)	1,804
180	Oracle Corp. (a)	3,186
		19,699
	Specialty Retail — 0.7%
40	Sherwin-Williams Co. (The)	2,396
	Textiles, Apparel & Luxury Goods — 0.5%
65	Under Armour, Inc., Class A (a) (c)	1,559
	Wireless Telecommunication Services — 0.5%
56	Leap Wireless International, Inc. (a)	1,506
	Total Long-Term Investments (Cost $402,430)	322,587
Investments of Cash Collateral for Securities on Loan — 10.8%
	Investment Company — 10.8%
35,274	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $35,274)	35,274
	Total Investment — 109.5% (Cost $437,704)	357,861
	Liabilities in Excess of Other Assets — (9.5)%	(31,109)
	NET ASSETS — 100.0%	$326,752

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   29

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.5%
	Common Stocks — 95.5%
	Aerospace & Defense — 1.9%
14	Alliant Techsystems, Inc. (a)	1,183
25	Precision Castparts Corp.	1,501
		2,684
	Auto Components — 0.6%
46	Gentex Corp.	407
24	WABCO Holdings, Inc.	385
		792
	Beverages — 0.2%
7	Brown-Forman Corp., Class B	349
	Biotechnology — 1.2%
24	Celgene Corp. (a)	1,300
6	Myriad Genetics, Inc. (a)	364
		1,664
	Building Products — 0.3%
26	Owens Corning, Inc. (a)	441
	Capital Markets — 4.0%
12	Affiliated Managers Group, Inc. (a)	506
32	Investment Technology Group, Inc. (a)	736
22	Lazard Ltd., (Bermuda), Class A	663
23	Northern Trust Corp.	1,217
59	Och-Ziff Capital Management Group LLC, Class A	305
44	T. Rowe Price Group, Inc. (c)	1,547
57	TD AMERITRADE Holding Corp. (a)	806
		5,780
	Chemicals — 3.9%
6	Air Products & Chemicals, Inc.	301
49	Albemarle Corp.	1,091
41	Ecolab, Inc.	1,443
18	PPG Industries, Inc.	781
16	Praxair, Inc.	967
39	Rockwood Holdings, Inc. (a)	426
14	Sigma-Aldrich Corp.	579
		5,588
	Commercial Banks — 2.3%
20	Cullen/Frost Bankers, Inc.	994
20	M&T Bank Corp.	1,131
72	Synovus Financial Corp.	600
25	Wilmington Trust Corp.	558
		3,283
	Commercial Services & Supplies — 4.2%
94	Corrections Corp. of America (a)	1,545
52	Republic Services, Inc.	1,282
26	Stericycle, Inc. (a)	1,341
59	Waste Connections, Inc. (a)	1,855
		6,023
	Communications Equipment — 2.2%
41	CommScope, Inc. (a)	641
29	F5 Networks, Inc. (a)	672
35	Harris Corp.	1,343
31	Juniper Networks, Inc. (a)	534
		3,190
	Computers & Peripherals — 0.7%
24	NCR Corp. (a)	336
45	NetApp, Inc. (a)	629
		965
	Construction & Engineering — 0.5%
32	Shaw Group, Inc. (The) (a)	651
	Construction Materials — 0.2%
4	Vulcan Materials Co.	271
	Containers & Packaging — 1.2%
31	Ball Corp.	1,302
14	Greif, Inc., Class A	451
		1,753
	Distributors — 0.9%
34	Genuine Parts Co.	1,302
	Diversified Consumer Services — 1.7%
11	H&R Block, Inc.	257
19	ITT Educational Services, Inc. (a)	1,823
2	Strayer Education, Inc.	386
		2,466
	Diversified Financial Services — 1.3%
49	Interactive Brokers Group, Inc., Class A (a)	877
12	IntercontinentalExchange, Inc. (a)	970
		1,847
	Diversified Telecommunication Services — 1.2%
18	CenturyTel, Inc.	478
113	tw telecom, inc. (a)	960
32	Windstream Corp.	293
		1,731

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electric Utilities — 2.4%
53	American Electric Power Co., Inc.	1,774
13	FirstEnergy Corp.	617
49	Westar Energy, Inc.	1,007
		3,398
	Electrical Equipment — 0.9%
4	First Solar, Inc. (a)	488
39	GT Solar International, Inc. (a)	112
15	Roper Industries, Inc.	657
		1,257
	Electronic Equipment, Instruments & Components — 3.3%
79	Amphenol Corp., Class A	1,883
48	Arrow Electronics, Inc. (a)	904
18	Dolby Laboratories, Inc., Class A (a)	599
18	Flir Systems, Inc. (a) (c)	566
46	Tyco Electronics Ltd., (Bermuda)	751
		4,703
	Energy Equipment & Services — 1.2%
29	Cameron International Corp. (a)	585
34	Helix Energy Solutions Group, Inc. (a)	245
13	Helmerich & Payne, Inc.	298
21	Oceaneering International, Inc. (a)	615
		1,743
	Food & Staples Retailing — 1.3%
68	Safeway, Inc.	1,616
12	SUPERVALU, Inc.	174
		1,790
	Food Products — 0.5%
15	JM Smucker Co. (The)	650
	Gas Utilities — 2.2%
44	Energen Corp.	1,276
23	Equitable Resources, Inc.	758
17	ONEOK, Inc.	492
17	Questar Corp.	546
		3,072
	Health Care Equipment & Supplies — 2.0%
13	Becton, Dickinson & Co.	862
29	Dentsply International, Inc.	822
54	Hologic, Inc. (a)	712
12	Zimmer Holdings, Inc. (a)	489
		2,885
	Health Care Providers & Services — 5.0%
17	Community Health Systems, Inc. (a)	254
36	Coventry Health Care, Inc. (a)	530
33	DaVita, Inc. (a)	1,646
10	Express Scripts, Inc. (a)	561
45	Humana, Inc. (a)	1,680
32	Lincare Holdings, Inc. (a)	870
81	VCA Antech, Inc. (a)	1,606
		7,147
	Health Care Technology — 0.7%
28	Cerner Corp. (a) (c)	1,058
	Hotels, Restaurants & Leisure — 2.6%
32	Burger King Holdings, Inc.	757
19	Darden Restaurants, Inc.	536
49	Marriott International, Inc., Class A	945
10	Panera Bread Co., Class A (a) (c)	521
45	Penn National Gaming, Inc. (a)	966
		3,725
	Household Durables — 1.0%
31	Fortune Brands, Inc.	1,296
17	Jarden Corp. (a)	191
		1,487
	Household Products — 0.5%
12	Clorox Co.	639
	Industrial Conglomerates — 0.7%
37	Carlisle Cos., Inc.	768
26	McDermott International, Inc. (a)	261
		1,029
	Insurance — 8.3%
22	ACE Ltd., (Switzerland)	1,143
19	AON Corp.	868
48	Assurant, Inc.	1,434
52	Cincinnati Financial Corp.	1,446
14	Everest Re Group Ltd., (Bermuda)	1,074
49	HCC Insurance Holdings, Inc.	1,303
161	Old Republic International Corp.	1,915
67	OneBeacon Insurance Group Ltd.	694
39	Principal Financial Group, Inc.	887
35	W.R. Berkley Corp.	1,094
		11,858
	Internet & Catalog Retail — 0.3%
9	Amazon.com, Inc. (a)	462

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   31

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet Software & Services — 0.9%
51	Akamai Technologies, Inc. (a)	772
9	Equinix, Inc. (a)	473
		1,245
	IT Services — 1.5%
5	MasterCard, Inc., Class A	707
39	SAIC, Inc. (a)	764
26	Total System Services, Inc.	345
24	Western Union Co. (The)	340
		2,156
	Leisure Equipment & Products — 0.7%
59	Mattel, Inc.	938
	Life Sciences Tools & Services — 1.0%
16	Covance, Inc. (a)	736
27	Illumina, Inc. (a) (c)	695
		1,431
	Machinery — 2.5%
16	AGCO Corp. (a)	371
13	Bucyrus International, Inc.	249
18	Cummins, Inc.	476
22	Dover Corp.	718
7	Oshkosh Corp.	64
32	Pall Corp.	905
21	Wabtec Corp. (c)	818
		3,601
	Media — 3.0%
36	Cablevision Systems Corp., Class A	603
59	Clear Channel Outdoor Holdings, Inc., Class A (a)	363
23	Discovery Communications, Inc., Class A (a)	323
31	John Wiley & Sons, Inc., Class A	1,114
7	Lamar Advertising Co., Class A (a)	83
12	Morningstar, Inc. (a) (c)	436
13	Omnicom Group, Inc.	353
9	Scripps Networks Interactive, Inc., Class A	220
2	Washington Post Co. (The), Class B	814
		4,309
	Metals & Mining — 0.1%
14	Century Aluminum Co. (a)	140
	Multiline Retail — 1.1%
29	J.C. Penney Co., Inc.	577
28	Kohl’s Corp. (a)	996
		1,573
	Multi-Utilities — 2.5%
107	CMS Energy Corp.	1,085
33	PG&E Corp.	1,275
63	Xcel Energy, Inc.	1,172
		3,532
	Oil, Gas & Consumable Fuels — 5.2%
33	Cabot Oil & Gas Corp.	854
52	CVR Energy, Inc. (a)	209
14	Devon Energy Corp.	887
61	Forest Oil Corp. (a)	1,010
20	Kinder Morgan Management LLC (a)	783
20	Peabody Energy Corp.	466
53	Southwestern Energy Co. (a)	1,535
40	Teekay Corp., (Bahamas)	782
67	Williams Cos., Inc.	967
		7,493
	Pharmaceuticals — 0.1%
6	Warner Chilcott Ltd., (Bermuda), Class A (a)	90
	Professional Services — 0.7%
21	FTI Consulting, Inc. (a)	940
	Real Estate Investment Trusts (REITs) — 2.8%
48	Kimco Realty Corp.	874
6	Plum Creek Timber Co., Inc.	212
7	Public Storage	580
7	Rayonier, Inc.	211
18	Regency Centers Corp.	859
10	Ventas, Inc.	319
17	Vornado Realty Trust	1,008
		4,063
	Real Estate Management & Development — 0.4%
76	Brookfield Properties Corp., (Canada)	586
	Road & Rail — 1.2%
17	J.B. Hunt Transport Services, Inc.	435
35	Landstar System, Inc.	1,341
		1,776
	Semiconductors & Semiconductor Equipment — 1.1%
58	Broadcom Corp., Class A (a)	976
25	KLA-Tencor Corp.	534
		1,510
	Software — 2.9%
66	Activision Blizzard, Inc. (a)	571
81	Amdocs Ltd., (United Kingdom) (a)	1,481
12	ANSYS, Inc. (a)	334

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Software — Continued
28	Electronic Arts, Inc. (a)	447
45	Jack Henry & Associates, Inc.	864
41	Nuance Communications, Inc. (a)	422
		4,119
	Specialty Retail — 3.0%
48	AutoNation, Inc. (a)	470
6	AutoZone, Inc. (a)	795
7	Bed Bath & Beyond, Inc. (a)	178
23	Sherwin-Williams Co. (The)	1,398
33	Staples, Inc.	584
27	Tiffany & Co.	626
14	TJX Cos., Inc.	296
		4,347
	Textiles, Apparel & Luxury Goods — 1.2%
23	Coach, Inc. (a)	484
8	Columbia Sportswear Co.	291
17	V.F. Corp.	926
		1,701
	Thrifts & Mortgage Finance — 0.6%
47	People’s United Financial, Inc.	831
	Tobacco — 0.4%
9	Lorillard, Inc.	530
	Water Utilities — 0.2%
16	American Water Works Co., Inc.	336
	Wireless Telecommunication Services — 1.0%
12	Leap Wireless International, Inc. (a)	309
41	Telephone & Data Systems, Inc.	1,161
		1,470
	Total Long-Term Investments (Cost $158,036)	136,400
Short-Term Investment — 2.1%
	Investment Company — 2.1%
3,076	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $3,076)	3,076
Investments of Cash Collateral for Securities on Loan — 3.2%
	Investment Company — 3.2%
4,525	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $4,525)	4,525
	Total Investments — 100.8% (Cost $165,637)	144,001
	Liabilities in Excess of Other Assets — (0.8)%	(1,166)
	NET ASSETS — 100.0%	$142,835

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   33

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.4%
	Common Stocks — 97.4%
	Aerospace & Defense — 2.6%
771	Alliant Techsystems, Inc. (a) (c)	66,137
569	Precision Castparts Corp.	33,851
		99,988
	Auto Components — 0.5%
1,338	WABCO Holdings, Inc.	21,119
	Beverages — 0.5%
368	Brown-Forman Corp., Class B	18,954
	Building Products — 0.6%
1,394	Owens Corning, Inc. (a) (c)	24,115
	Capital Markets — 1.5%
237	Affiliated Managers Group, Inc. (a) (c)	9,950
290	Northern Trust Corp.	15,100
913	T. Rowe Price Group, Inc. (c)	32,342
		57,392
	Chemicals — 4.0%
325	Air Products & Chemicals, Inc.	16,322
2,731	Albemarle Corp.	60,912
1,020	PPG Industries, Inc.	43,257
758	Sigma-Aldrich Corp. (c)	32,014
		152,505
	Commercial Banks — 4.8%
1,082	Cullen/Frost Bankers, Inc.	54,821
1,071	M&T Bank Corp. (c)	61,469
3,985	Synovus Financial Corp. (c)	33,075
1,549	Wilmington Trust Corp. (c)	34,447
		183,812
	Commercial Services & Supplies — 1.8%
2,871	Republic Services, Inc.	71,178
	Computers & Peripherals — 0.5%
1,301	NCR Corp. (a)	18,400
	Construction Materials — 0.4%
219	Vulcan Materials Co. (c)	15,266
	Containers & Packaging — 1.9%
1,739	Ball Corp.	72,340
	Distributors — 1.9%
1,950	Genuine Parts Co.	73,831
	Diversified Consumer Services — 0.4%
616	H&R Block, Inc.	14,000
	Diversified Telecommunication Services — 1.1%
962	CenturyTel, Inc.	26,281
1,733	Windstream Corp.	15,947
		42,228
	Electric Utilities — 4.9%
2,961	American Electric Power Co., Inc.	98,533
704	FirstEnergy Corp.	34,200
2,717	Westar Energy, Inc.	55,722
		188,455
	Electronic Equipment, Instruments & Components — 3.4%
1,639	Amphenol Corp., Class A	39,296
2,724	Arrow Electronics, Inc. (a)	51,311
2,557	Tyco Electronics Ltd., (Bermuda) (c)	41,452
		132,059
	Energy Equipment & Services — 0.4%
2,066	Helix Energy Solutions Group, Inc. (a) (c)	14,959
	Food & Staples Retailing — 2.6%
3,771	Safeway, Inc.	89,636
673	SUPERVALU, Inc.	9,826
		99,462
	Food Products — 0.9%
831	JM Smucker Co. (The)	36,011
	Gas Utilities — 4.4%
2,367	Energen Corp.	69,436
1,246	Equitable Resources, Inc.	41,813
931	ONEOK, Inc.	27,107
990	Questar Corp.	32,350
		170,706
	Health Care Equipment & Supplies — 1.2%
701	Becton, Dickinson & Co.	47,914
	Health Care Providers & Services — 3.1%
817	Community Health Systems, Inc. (a)	11,907
1,965	Coventry Health Care, Inc. (a)	29,240
1,789	Lincare Holdings, Inc. (a)	48,180
1,505	VCA Antech, Inc. (a)	29,917
		119,244
	Hotels, Restaurants & Leisure — 2.4%
1,754	Burger King Holdings, Inc.	41,883
2,689	Marriott International, Inc., Class A	52,309
		94,192

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Durables — 2.1%
1,743	Fortune Brands, Inc.	71,959
886	Jarden Corp. (a) (c)	10,189
		82,148
	Household Products — 0.9%
638	Clorox Co.	35,442
	Industrial Conglomerates — 1.1%
2,051	Carlisle Cos., Inc.	42,450
	Insurance — 12.3%
2,650	Assurant, Inc.	79,511
2,779	Cincinnati Financial Corp.	80,782
776	Everest Re Group Ltd., (Bermuda)	59,100
8,921	Old Republic International Corp.	106,339
3,672	OneBeacon Insurance Group Ltd.	38,333
2,173	Principal Financial Group, Inc.	49,040
1,951	W.R. Berkley Corp.	60,493
		473,598
	IT Services — 1.0%
1,342	Total System Services, Inc.	18,781
1,298	Western Union Co. (The)	18,611
		37,392
	Machinery — 1.0%
1,203	Dover Corp.	39,599
	Media — 3.5%
1,971	Cablevision Systems Corp., Class A (c)	33,198
3,219	Clear Channel Outdoor Holdings, Inc., Class A (a)	19,797
438	Lamar Advertising Co., Class A (a) (c)	5,505
715	Omnicom Group, Inc.	19,259
506	Scripps Networks Interactive, Inc., Class A (m)	11,882
115	Washington Post Co. (The), Class B	44,746
		134,387
	Metals & Mining — 0.2%
779	Century Aluminum Co. (a) (c)	7,789
	Multi-Utilities — 5.0%
5,663	CMS Energy Corp.	57,256
1,830	PG&E Corp.	70,823
3,506	Xcel Energy, Inc.	65,031
		193,110
	Oil, Gas & Consumable Fuels — 5.2%
2,902	CVR Energy, Inc. (a)	11,610
733	Devon Energy Corp.	48,139
1,085	Kinder Morgan Management LLC (a)	43,361
2,214	Teekay Corp., (Bahamas) (c)	43,514
3,837	Williams Cos., Inc.	55,557
		202,181
	Pharmaceuticals — 0.2%
458	Warner Chilcott Ltd., (Bermuda), Class A (a)	6,647
	Real Estate Investment Trusts (REITs) — 5.8%
2,645	Kimco Realty Corp.	48,343
330	Plum Creek Timber Co., Inc.	11,464
399	Public Storage	31,693
367	Rayonier, Inc.	11,499
1,017	Regency Centers Corp. (c)	47,499
519	Ventas, Inc. (c)	17,406
927	Vornado Realty Trust	55,939
		223,843
	Real Estate Management & Development — 0.8%
4,176	Brookfield Properties Corp., (Canada)	32,279
	Software — 1.2%
2,459	Jack Henry & Associates, Inc.	47,723
	Specialty Retail — 5.3%
2,607	AutoNation, Inc. (a) (c)	25,755
318	AutoZone, Inc. (a)	44,371
376	Bed Bath & Beyond, Inc. (a)	9,553
678	Sherwin-Williams Co. (The)	40,504
1,921	Staples, Inc.	34,422
1,463	Tiffany & Co. (c)	34,566
784	TJX Cos., Inc.	16,127
		205,298
	Textiles, Apparel & Luxury Goods — 1.8%
444	Columbia Sportswear Co. (c)	15,690
968	V.F. Corp.	53,028
		68,718
	Thrifts & Mortgage Finance — 1.2%
2,578	People’s United Financial, Inc.	45,962
	Tobacco — 0.8%
516	Lorillard, Inc.	29,082
	Water Utilities — 0.5%
883	American Water Works Co., Inc. (c)	18,445
	Wireless Telecommunication Services — 1.7%
2,290	Telephone & Data Systems, Inc.	64,361
	Total Long-Term Investments (Cost $4,774,203)	3,758,584

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   35

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.1%
	Investment Company — 2.1%
80,754	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $80,754)	80,754

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 4.7%
	Corporate Notes — 1.3%
15,000	ANZ National Bank Ltd., (New Zealand), VAR, 2.429%, 04/09/09 (e)	15,018
2,500	Beta Finance, Inc., VAR, 0.383%, 02/20/09 (e) (i) (s)	2,485
5,000	Metropolitan Life Global Funding I, VAR, 4.570%, 02/09/09 (e)	4,965
15,000	National Australia Bank Ltd., (Australia), VAR, 2.423%, 04/06/09	15,018
15,000	Svenska Handelsbanken AB, (Sweden), VAR, 4.418%, 02/06/09 (e)	15,010
		52,496

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 3.4%
130,641	JPMorgan Prime Money Market Fund, Capital Shares (b)	130,641
	Total Investments of Cash Collateral for Securities on Loan (Cost $183,139)	183,137
	Total Investments — 104.2% (Cost $5,038,096)	4,022,475
	Liabilities in Excess of Other Assets — (4.2)%	(162,803)
	NET ASSETS — 100.0%	$3,859,672

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 100.6% (j)
Long-Term Investments — 85.4%
	Common Stocks — 85.4%
	Aerospace & Defense — 2.0%
43	General Dynamics Corp.	2,449
71	Goodrich Corp.	2,645
36	L-3 Communications Holdings, Inc.	2,651
42	Northrop Grumman Corp.	1,891
20	Orbital Sciences Corp. (a)	387
49	Raytheon Co.	2,484
100	TransDigm Group, Inc. (a)	3,361
		15,868
	Airlines — 0.5%
16	Alaska Air Group, Inc. (a)	454
76	SkyWest, Inc.	1,409
252	Southwest Airlines Co.	2,174
		4,037
	Auto Components — 0.5%
90	Autoliv, Inc., (Sweden)	1,925
63	Goodyear Tire & Rubber Co. (The) (a)	378
91	WABCO Holdings, Inc.	1,435
		3,738
	Beverages — 1.1%
192	Coca-Cola Enterprises, Inc.	2,310
169	Constellation Brands, Inc., Class A (a)	2,669
124	Pepsi Bottling Group, Inc.	2,798
30	PepsiAmericas, Inc.	617
		8,394
	Biotechnology — 1.2%
119	Alkermes, Inc. (a)	1,264
39	Amgen, Inc. (a)	2,245
113	Amylin Pharmaceuticals, Inc.(a)	1,225
13	Biogen Idec, Inc. (a)	608
67	BioMarin Pharmaceutical, Inc. (a)	1,201
49	Martek Biosciences Corp. (a)	1,497
174	Medarex, Inc. (a)	969
		9,009
	Building Products — 0.5%
62	Lennox International, Inc.	1,990
160	Masco Corp.	1,777
26	Owens Corning, Inc. (a)	445
		4,212
	Capital Markets — 1.7%
260	Allied Capital Corp.	699
171	American Capital Ltd.	553
97	Ameriprise Financial, Inc.	2,274
164	Apollo Investment Corp.	1,523
40	Bank of New York Mellon Corp. (The)	1,125
74	Charles Schwab Corp. (The)	1,192
123	Knight Capital Group, Inc., Class A (a)	1,979
37	Morgan Stanley	600
30	Northern Trust Corp.	1,558
35	State Street Corp.	1,394
		12,897
	Chemicals — 2.1%
16	Air Products & Chemicals, Inc.	814
39	Airgas, Inc.	1,534
166	Celanese Corp., Class A	2,063
41	FMC Corp.	1,847
47	Minerals Technologies, Inc.	1,906
17	Mosaic Co. (The)	593
163	Olin Corp.	2,941
38	OM Group, Inc. (a)	793
3	Praxair, Inc.	207
132	Rockwood Holdings, Inc. (a)	1,429
124	Terra Industries, Inc.	2,069
		16,196
	Commercial Banks — 2.3%
58	Bank of Hawaii Corp.	2,637
4	BB&T Corp.	102
17	BOK Financial Corp.	689
26	Commerce Bancshares, Inc.	1,151
116	CVB Financial Corp.	1,383
98	First Bancorp	1,096
91	First Midwest Bancorp, Inc.	1,818
78	FirstMerit Corp.	1,608
319	Huntington Bancshares, Inc.	2,444
53	Regions Financial Corp.	426
50	SVB Financial Group (a)	1,315
47	Trustmark Corp.	1,021
24	Umpqua Holdings Corp.	346
13	United Bankshares, Inc.	418
34	Wells Fargo & Co.	1,013
		17,467

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   37

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Commercial Services & Supplies — 1.0%
28	Brink’s Co. (The)	760
33	Copart, Inc. (a)	885
146	Herman Miller, Inc.	1,898
128	R.R. Donnelley & Sons Co.	1,733
82	United Stationers, Inc. (a)	2,745
		8,021
	Communications Equipment — 2.5%
564	3Com Corp. (a)	1,286
191	ADC Telecommunications, Inc. (a)	1,047
254	Arris Group, Inc. (a)	2,019
116	Avocent Corp. (a)	2,070
119	Brocade Communications Systems, Inc. (a)	334
68	Ciena Corp. (a)	458
125	CommScope, Inc. (a)	1,939
34	F5 Networks, Inc. (a)	788
50	InterDigital, Inc. (a)	1,363
106	Juniper Networks, Inc. (a)	1,850
1,116	Nortel Networks Corp., (Canada) (a)	290
77	Plantronics, Inc.	1,015
35	Polycom, Inc. (a)	469
84	Riverbed Technology, Inc. (a)	956
779	Tellabs, Inc. (a)	3,209
		19,093
	Computers & Peripherals — 1.6%
70	Diebold, Inc.	1,978
96	Lexmark International, Inc., Class A (a)	2,573
163	NCR Corp. (a)	2,311
130	QLogic Corp. (a)	1,750
355	Seagate Technology, (Cayman Islands)	1,574
188	Western Digital Corp. (a)	2,148
		12,334
	Construction & Engineering — 1.3%
136	EMCOR Group, Inc. (a)	3,048
53	Fluor Corp.	2,374
83	Foster Wheeler Ltd. (a)	1,944
146	Shaw Group, Inc. (The) (a)	2,992
		10,358
	Consumer Finance — 0.3%
49	Capital One Financial Corp.	1,557
30	Cash America International, Inc.	829
		2,386
	Containers & Packaging — 1.0%
17	Bemis Co., Inc.	393
97	Owens-Illinois, Inc. (a)	2,653
64	Rock-Tenn Co., Class A	2,182
32	Sealed Air Corp.	479
27	Silgan Holdings, Inc.	1,301
40	Sonoco Products Co.	926
		7,934
	Diversified Consumer Services — 0.3%
86	Weight Watchers International, Inc.	2,516
	Diversified Financial Services — 0.3%
101	Interactive Brokers Group, Inc., Class A (a)	1,808
20	MSCI, Inc., Class A (a)	347
		2,155
	Diversified Telecommunication Services — 0.1%
37	CenturyTel, Inc.	1,022
	Electric Utilities — 1.3%
8	American Electric Power Co., Inc.	264
52	Edison International	1,685
40	El Paso Electric Co. (a)	731
19	Hawaiian Electric Industries, Inc.	430
44	ITC Holdings Corp.	1,906
140	Pepco Holdings, Inc.	2,495
131	Portland General Electric Co.	2,542
		10,053
	Electrical Equipment — 1.5%
75	Acuity Brands, Inc.	2,608
74	Energy Conversion Devices, Inc. (a)	1,878
119	EnerSys (a)	1,305
54	Hubbell, Inc., Class B	1,775
40	Regal-Beloit Corp.	1,529
105	Thomas & Betts Corp. (a)	2,533
		11,628
	Electronic Equipment, Instruments & Components — 1.4%
155	Avnet, Inc. (a)	2,814
60	Benchmark Electronics, Inc. (a)	762
407	Celestica, Inc., (Canada) (a)	1,875
637	Flextronics International Ltd., (Singapore) (a)	1,631
141	Ingram Micro, Inc., Class A (a)	1,885
62	Tyco Electronics Ltd., (Bermuda)	1,006
280	Vishay Intertechnology, Inc. (a)	958
		10,931

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Energy Equipment & Services — 2.7%
85	Cameron International Corp. (a)	1,735
221	Complete Production Services, Inc. (a)	1,801
29	Dresser-Rand Group, Inc. (a)	492
65	ENSCO International, Inc.	1,859
62	FMC Technologies, Inc. (a)	1,488
10	Gulfmark Offshore, Inc. (a)	247
26	Helmerich & Payne, Inc.	586
60	Noble Corp.	1,331
113	Oil States International, Inc. (a)	2,112
185	Patterson-UTI Energy, Inc.	2,132
74	Pride International, Inc. (a)	1,186
26	SEACOR Holdings, Inc. (a)	1,710
125	Superior Energy Services, Inc. (a)	1,988
79	Unit Corp. (a)	2,098
		20,765
	Food & Staples Retailing — 0.3%
8	BJ’s Wholesale Club, Inc. (a)	282
6	Casey’s General Stores, Inc.	146
128	SUPERVALU, Inc.	1,865
		2,293
	Food Products — 1.9%
88	Archer-Daniels-Midland Co.	2,538
21	Bunge Ltd.	1,067
268	Darling International, Inc. (a)	1,470
105	Dean Foods Co. (a)	1,886
379	Del Monte Foods Co.	2,709
14	General Mills, Inc.	844
43	H.J. Heinz Co.	1,625
28	JM Smucker Co. (The)	1,209
58	TreeHouse Foods, Inc. (a)	1,567
		14,915
	Gas Utilities — 0.8%
49	Atmos Energy Corp.	1,153
33	ONEOK, Inc.	971
68	Questar Corp.	2,239
69	UGI Corp.	1,689
		6,052
	Health Care Equipment & Supplies — 2.0%
138	American Medical Systems Holdings, Inc. (a)	1,243
9	Baxter International, Inc.	463
121	Boston Scientific Corp. (a)	934
63	Covidien Ltd.	2,297
37	Gen-Probe, Inc. (a)	1,592
113	Hill-Rom Holdings, Inc.	1,852
39	St. Jude Medical, Inc. (a)	1,274
110	STERIS Corp.	2,636
38	Teleflex, Inc.	1,918
39	Thoratec Corp. (a)	1,263
		15,472
	Health Care Providers & Services — 4.1%
40	Aetna, Inc.	1,133
38	Amedisys, Inc. (a)	1,560
83	AMERIGROUP Corp. (a)	2,449
49	AmerisourceBergen Corp.	1,756
105	Centene Corp. (a)	2,075
52	Cigna Corp.	876
160	Community Health Systems, Inc. (a)	2,326
19	Express Scripts, Inc. (a)	1,022
149	Healthsouth Corp. (a)	1,636
78	Healthspring, Inc. (a)	1,559
31	Humana, Inc. (a)	1,157
80	LifePoint Hospitals, Inc. (a)	1,816
112	Lincare Holdings, Inc. (a)	3,026
27	Magellan Health Services, Inc. (a)	1,059
126	Omnicare, Inc.	3,508
10	Owens & Minor, Inc.	389
126	WellCare Health Plans, Inc. (a)	1,623
59	WellPoint, Inc. (a)	2,470
		31,440
	Health Care Technology — 0.1%
25	IMS Health, Inc.	385
	Hotels, Restaurants & Leisure — 1.9%
104	Bally Technologies, Inc. (a)	2,487
37	Brinker International, Inc.	387
64	Carnival Corp.	1,550
94	Choice Hotels International, Inc.	2,836
11	International Speedway Corp., Class A	307
19	McDonald’s Corp.	1,152
40	Panera Bread Co., Class A (a)	2,108
45	Royal Caribbean Cruises Ltd.	614
89	Vail Resorts, Inc. (a)	2,357
92	Wyndham Worldwide Corp.	602
		14,400
	Household Durables — 2.1%
49	Black & Decker Corp.	2,045
57	Centex Corp.	609

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Household Durables — Continued
111	Harman International Industries, Inc.	1,859
217	Jarden Corp. (a)	2,499
163	Leggett & Platt, Inc.	2,471
6	NVR, Inc. (a)	2,962
43	Snap-On, Inc.	1,703
44	Whirlpool Corp.	1,803
		15,951
	Household Products — 0.1%
6	Procter & Gamble Co.	396
	Independent Power Producers & Energy Traders — 0.6%
222	AES Corp. (The) (a)	1,827
82	Calpine Corp. (a)	598
136	Mirant Corp. (a)	2,567
		4,992
	Industrial Conglomerates — 0.1%
48	Textron, Inc.	661
	Insurance — 5.2%
61	ACE Ltd., (Switzerland)	3,203
18	Aflac, Inc.	817
44	Allied World Assurance Co. Holdings Ltd., (Bermuda)	1,799
144	American Financial Group, Inc.	3,285
33	Arch Capital Group Ltd., (Bermuda) (a)	2,280
60	Assurant, Inc.	1,797
8	Chubb Corp.	400
94	CNA Financial Corp.	1,545
246	Genworth Financial, Inc., Class A	695
18	Hanover Insurance Group, Inc. (The)	766
31	Hartford Financial Services Group, Inc.	513
95	IPC Holdings Ltd., (Bermuda)	2,826
54	Lincoln National Corp.	1,008
59	Montpelier Re Holdings Ltd., (Bermuda)	998
40	PartnerRe Ltd., (Bermuda)	2,826
98	Platinum Underwriters Holdings Ltd., (Bermuda)	3,539
42	Principal Financial Group, Inc.	955
45	ProAssurance Corp. (a)	2,359
14	Prudential Financial, Inc.	415
20	Reinsurance Group of America, Inc.	845
54	StanCorp Financial Group, Inc.	2,254
5	Torchmark Corp.	244
16	Travelers Cos., Inc. (The)	728
104	Unum Group	1,928
29	W.R. Berkley Corp.	897
328	XL Capital Ltd., (Bermuda), Class A	1,214
		40,136
	Internet & Catalog Retail — 0.5%
11	Expedia, Inc. (a)	95
116	Netflix, Inc. (a)	3,472
		3,567
	Internet Software & Services — 1.5%
125	EarthLink, Inc. (a)	843
161	IAC/InterActiveCorp (a)	2,525
54	Sohu.com, Inc., (China) (a)	2,563
86	VeriSign, Inc. (a)	1,646
141	VistaPrint Ltd., (Bermuda) (a)	2,630
119	Websense, Inc. (a)	1,782
		11,989
	IT Services — 2.1%
102	Accenture Ltd., (Bermuda), Class A	3,331
43	Alliance Data Systems Corp. (a)	1,978
45	Automatic Data Processing, Inc.	1,783
84	Computer Sciences Corp. (a)	2,952
68	Convergys Corp. (a)	436
61	Fidelity National Information Services, Inc.	989
80	Fiserv, Inc. (a)	2,913
10	Global Payments, Inc.	322
20	Hewitt Associates, Inc., Class A (a)	564
3	Mantech International Corp., Class A (a)	184
3	MasterCard, Inc., Class A	477
		15,929
	Leisure Equipment & Products — 0.6%
85	Eastman Kodak Co.	562
49	Hasbro, Inc.	1,438
101	Polaris Industries, Inc.	2,888
		4,888
	Life Sciences Tools & Services — 0.5%
11	Charles River Laboratories International, Inc. (a)	291
85	Life Technologies Corp. (a)	1,981
58	Pharmaceutical Product Development, Inc.	1,686
6	Thermo Fisher Scientific, Inc. (a)	194
		4,152
	Machinery — 3.0%
98	AGCO Corp. (a)	2,302
111	Bucyrus International, Inc.	2,056

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Machinery — Continued
55	Cummins, Inc.	1,461
53	Dover Corp.	1,758
42	Flowserve Corp.	2,139
88	Gardner Denver, Inc. (a)	2,062
27	ITT Corp.	1,223
91	Joy Global, Inc.	2,087
89	Manitowoc Co., Inc. (The)	769
11	Parker Hannifin Corp.	462
83	Robbins & Myers, Inc.	1,350
50	SPX Corp.	2,048
48	Terex Corp. (a)	839
93	Timken Co.	1,832
58	Trinity Industries, Inc.	910
		23,298
	Marine — 0.2%
120	Genco Shipping & Trading Ltd.	1,783
	Media — 1.5%
257	CBS Corp., Class B	2,104
24	Comcast Corp., Class A	408
109	DISH Network Corp., Class A (a)	1,205
434	Interpublic Group of Cos., Inc. (The) (a)	1,719
144	Liberty Global, Inc., Class A (a)	2,287
79	McGraw-Hill Cos., Inc. (The)	1,829
269	News Corp., Class A	2,447
		11,999
	Metals & Mining — 1.5%
197	AK Steel Holding Corp.	1,839
6	Carpenter Technology Corp.	122
59	Cliffs Natural Resources, Inc.	1,501
37	Freeport-McMoRan Copper & Gold, Inc.	916
33	Nucor Corp.	1,545
84	Reliance Steel & Aluminum Co.	1,677
4	Schnitzer Steel Industries, Inc., Class A	146
44	Steel Dynamics, Inc.	487
57	United States Steel Corp.	2,139
141	Worthington Industries, Inc.	1,556
		11,928
	Multiline Retail — 0.4%
112	Big Lots, Inc. (a)	1,623
11	Dollar Tree, Inc. (a)	463
17	Family Dollar Stores, Inc.	434
91	Macy’s, Inc.	946
		3,466
	Multi-Utilities — 2.3%
42	Avista Corp.	805
33	Black Hills Corp.	881
226	CenterPoint Energy, Inc.	2,847
201	CMS Energy Corp.	2,033
74	DTE Energy Co.	2,631
45	Integrys Energy Group, Inc.	1,937
86	OGE Energy Corp.	2,213
71	Public Service Enterprise Group, Inc.	2,079
76	SCANA Corp.	2,705
		18,131
	Office Electronics — 0.1%
90	Xerox Corp.	715
	Oil, Gas & Consumable Fuels — 5.4%
33	Anadarko Petroleum Corp.	1,291
88	Arena Resources, Inc. (a)	2,477
59	Cimarex Energy Co.	1,568
51	Comstock Resources, Inc. (a)	2,428
82	Concho Resources, Inc. (a)	1,871
42	ConocoPhillips	2,152
214	El Paso Corp.	1,675
69	Encore Acquisition Co. (a)	1,753
73	Frontline Ltd., (Bermuda)	2,167
187	Mariner Energy, Inc. (a)	1,912
121	Massey Energy Co.	1,670
218	McMoRan Exploration Co. (a)	2,137
15	Murphy Oil Corp.	678
67	Overseas Shipholding Group, Inc.	2,832
28	Peabody Energy Corp.	646
111	Plains Exploration & Production Co. (a)	2,575
99	Southwestern Energy Co. (a)	2,856
4	St. Mary Land & Exploration Co.	85
4	Swift Energy Co. (a)	64
66	Tesoro Corp.	865
100	Valero Energy Corp.	2,172
157	W&T Offshore, Inc.	2,245
98	Walter Industries, Inc.	1,722
48	Whiting Petroleum Corp. (a)	1,612
50	Williams Cos., Inc.	727
		42,180
	Paper & Forest Products — 0.0% (g)
147	Domtar Corp., (Canada) (a)	245

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Personal Products — 0.7%
29	Alberto-Culver Co.	704
60	Avon Products, Inc.	1,452
113	Herbalife Ltd., (Cayman Islands)	2,457
41	NBTY, Inc. (a)	638
		5,251
	Pharmaceuticals — 3.3%
236	Biovail Corp., (Canada)	2,232
113	Bristol-Myers Squibb Co.	2,624
36	Eli Lilly & Co.	1,432
130	Endo Pharmaceuticals Holdings, Inc. (a)	3,375
94	Forest Laboratories, Inc. (a)	2,398
338	King Pharmaceuticals, Inc. (a)	3,593
108	Mylan, Inc. (a)	1,070
172	Pfizer, Inc.	3,055
72	Schering-Plough Corp.	1,218
27	Valeant Pharmaceuticals International (a)	628
154	ViroPharma, Inc. (a)	2,006
41	Watson Pharmaceuticals, Inc. (a)	1,092
17	Wyeth	622
		25,345
	Professional Services — 1.1%
18	Corporate Executive Board Co. (The)	395
12	Dun & Bradstreet Corp.	930
78	Manpower, Inc.	2,666
149	MPS Group, Inc. (a)	1,119
5	Robert Half International, Inc.	99
64	Watson Wyatt Worldwide, Inc., Class A	3,049
		8,258
	Real Estate Investment Trusts (REITs) — 0.6%
11	AvalonBay Communities, Inc.	681
92	Brandywine Realty Trust	707
51	CapitalSource, Inc.	237
36	Liberty Property Trust	814
50	Macerich Co. (The)	902
35	Mack-Cali Realty Corp.	852
12	Simon Property Group, Inc.	655
		4,848
	Road & Rail — 1.1%
21	Burlington Northern Santa Fe Corp.	1,563
44	CSX Corp.	1,437
14	J.B. Hunt Transport Services, Inc.	379
35	Norfolk Southern Corp.	1,666
8	Old Dominion Freight Line, Inc. (a)	231
40	Ryder System, Inc.	1,552
80	Werner Enterprises, Inc.	1,382
		8,210
	Semiconductors & Semiconductor Equipment — 2.3%
1,098	Advanced Micro Devices, Inc. (a)	2,372
495	Amkor Technology, Inc. (a)	1,078
68	Broadcom Corp., Class A (a)	1,152
79	Integrated Device Technology, Inc. (a)	445
761	LSI Corp. (a)	2,504
363	Marvell Technology Group Ltd., (Bermuda) (a)	2,419
449	ON Semiconductor Corp. (a)	1,526
50	Silicon Laboratories, Inc. (a)	1,248
504	Skyworks Solutions, Inc. (a)	2,790
255	STMicroelectronics N.V., (Switzerland)	1,696
23	Xilinx, Inc.	418
		17,648
	Software — 2.6%
46	CA, Inc.	846
157	Cadence Design Systems, Inc. (a)	575
125	Mentor Graphics Corp. (a)	648
129	Nuance Communications, Inc. (a)	1,339
225	Parametric Technology Corp. (a)	2,845
177	Quest Software, Inc. (a)	2,233
119	Sybase, Inc. (a)	2,958
215	Symantec Corp. (a)	2,906
163	Synopsys, Inc. (a)	3,019
126	Take-Two Interactive Software, Inc. (a)	953
377	TIBCO Software, Inc. (a)	1,956
		20,278
	Specialty Retail — 3.8%
16	Advance Auto Parts, Inc.	542
143	Aeropostale, Inc. (a)	2,302
180	AnnTaylor Stores Corp. (a)	1,040
86	AutoNation, Inc. (a)	852
110	Buckle, Inc. (The)	2,405
85	Children’s Place Retail Stores, Inc. (The) (a)	1,848
268	Foot Locker, Inc.	1,965
184	Gap, Inc. (The)	2,459
172	Guess?, Inc.	2,646
39	Gymboree Corp. (a)	1,022
168	Limited Brands, Inc.	1,683

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Specialty Retail — Continued
34	Penske Auto Group, Inc.	258
240	RadioShack Corp.	2,869
63	Ross Stores, Inc.	1,888
54	Sherwin-Williams Co. (The)	3,249
10	TJX Cos., Inc.	204
61	Tractor Supply Co. (a)	2,210
20	Urban Outfitters, Inc. (a)	296
		29,738
	Textiles, Apparel & Luxury Goods — 1.4%
26	Carter’s, Inc. (a)	495
29	Coach, Inc. (a)	601
24	Columbia Sportswear Co.	852
300	Jones Apparel Group, Inc.	1,761
498	Liz Claiborne, Inc.	1,295
75	Phillips-Van Heusen Corp.	1,503
42	Polo Ralph Lauren Corp.	1,908
102	Warnaco Group, Inc. (The) (a)	2,007
12	Wolverine World Wide, Inc.	258
		10,680
	Thrifts & Mortgage Finance — 0.3%
99	Astoria Financial Corp.	1,625
34	Provident Financial Services, Inc.	526
		2,151
	Tobacco — 0.5%
161	Altria Group, Inc.	2,419
35	Reynolds American, Inc.	1,414
		3,833
	Trading Companies & Distributors — 0.9%
77	GATX Corp.	2,386
193	United Rentals, Inc. (a)	1,762
132	WESCO International, Inc. (a)	2,530
		6,678
	Water Utilities — 0.1%
47	American Water Works Co., Inc.	971
	Wireless Telecommunication Services — 0.7%
183	MetroPCS Communications, Inc. (a)	2,724
11	NII Holdings, Inc. (a)	197
161	Sprint Nextel Corp. (a)	294
165	Syniverse Holdings, Inc. (a)	1,972
		5,187
	Total Long-Term Investments (Cost $822,695)	661,453
Short-Term Investment — 15.2%
	Investment Company — 15.2%
117,976	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares (b) (m) (Cost $117,976)	117,976
	Total Investments — 100.6% (Cost $940,671)	779,429
	Liabilities in Excess of Other Assets — (0.6)%	(4,846)
	NET ASSETS — 100.0%	$774,583
Short Positions — 84.3%
	Common Stocks — 84.3%
	Aerospace & Defense — 1.8%
231	BE Aerospace, Inc. (a)	1,773
56	Boeing Co.	2,401
63	Curtiss-Wright Corp.	2,103
209	Hexcel Corp. (a)	1,545
49	Moog, Inc., Class A (a)	1,795
31	Precision Castparts Corp.	1,865
24	Rockwell Collins, Inc.	954
156	Spirit Aerosystems Holdings, Inc., Class A (a)	1,587
		14,023
	Air Freight & Logistics — 1.2%
34	C.H. Robinson Worldwide, Inc.	1,880
85	Expeditors International of Washington, Inc.	2,829
26	FedEx Corp.	1,685
46	United Parcel Service, Inc., Class B	2,534
		8,928
	Airlines — 0.6%
129	Continental Airlines, Inc., Class B (a)	2,321
51	Delta Air Lines, Inc. (a)	589
285	JetBlue Airways Corp. (a)	2,025
		4,935
	Automobiles — 0.4%
118	Harley-Davidson, Inc.	2,003
77	Thor Industries, Inc.	1,017
		3,020
	Beverages — 1.4%
62	Central European Distribution Corp. (a)	1,230
31	Coca-Cola Co. (The)	1,385
94	Dr Pepper Snapple Group, Inc. (a)	1,533
42	Hansen Natural Corp. (a)	1,423
72	Molson Coors Brewing Co., Class B	3,530
32	PepsiCo, Inc.	1,741
		10,842

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   43

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Biotechnology — 1.4%
8	Celgene Corp. (a)	453
100	Cepheid, Inc. (a)	1,034
85	Cubist Pharmaceuticals, Inc. (a)	2,049
30	Genzyme Corp. (a)	2,010
21	Myriad Genetics, Inc. (a)	1,386
23	Onyx Pharmaceuticals, Inc. (a)	781
24	OSI Pharmaceuticals, Inc. (a)	920
35	United Therapeutics Corp. (a)	2,217
		10,850
	Building Products — 0.3%
56	Simpson Manufacturing Co., Inc.	1,566
93	USG Corp. (a)	751
		2,317
	Capital Markets — 2.8%
45	Affiliated Managers Group, Inc. (a)	1,888
814	E*Trade Financial Corp. (a)	937
68	Eaton Vance Corp.	1,437
33	Federated Investors, Inc., Class B	554
29	Franklin Resources, Inc.	1,836
344	Janus Capital Group, Inc.	2,763
212	Jefferies Group, Inc.	2,985
61	KBW, Inc. (a)	1,411
136	Legg Mason, Inc.	2,971
28	Raymond James Financial, Inc.	484
170	SEI Investments Co.	2,675
135	Waddell & Reed Financial, Inc., Class A	2,094
		22,035
	Chemicals — 1.6%
89	Albemarle Corp.	1,990
117	Cabot Corp.	1,791
13	CF Industries Holdings, Inc.	630
72	E.l. du Pont de Nemours & Co.	1,825
75	Ecolab, Inc.	2,622
21	H.B. Fuller Co.	339
3	Monsanto Co.	204
84	Sensient Technologies Corp.	2,002
41	Westlake Chemical Corp.	667
		12,070
	Commercial Banks — 2.7%
15	City National Corp.	714
253	Fifth Third Bancorp	2,088
289	First Horizon National Corp.	3,050
33	Hancock Holding Co.	1,517
316	KeyCorp	2,692
182	Marshall & Ilsley Corp.	2,480
406	Popular, Inc.	2,097
4	Prosperity Bancshares, Inc.	107
53	Signature Bank (a)	1,511
206	Synovus Financial Corp.	1,713
70	Valley National Bancorp	1,409
22	Wilmington Trust Corp.	488
56	Zions Bancorp	1,363
		21,229
	Commercial Services & Supplies — 3.2%
39	Avery Dennison Corp.	1,262
6	Cintas Corp.	143
44	Clean Harbors, Inc. (a)	2,773
149	Corrections Corp. of America (a)	2,433
154	Covanta Holding Corp. (a)	3,388
154	GEO Group, Inc. (The) (a)	2,779
128	Iron Mountain, Inc. (a)	3,160
74	Mine Safety Appliances Co.	1,770
36	Republic Services, Inc.	896
52	Stericycle, Inc. (a)	2,724
59	Tetra Tech, Inc. (a)	1,434
72	Waste Connections, Inc. (a)	2,263
		25,025
	Communications Equipment — 1.1%
265	Corning, Inc.	2,525
95	Infinera Corp. (a)	855
54	QUALCOMM, Inc.	1,930
45	Research In Motion Ltd., (Canada) (a)	1,814
998	Sonus Networks, Inc. (a)	1,576
		8,700
	Computers & Peripherals — 1.0%
2	Apple, Inc. (a)	195
153	Dell, Inc. (a)	1,564
261	EMC Corp. (a)	2,728
328	SanDisk Corp. (a)	3,150
		7,637
	Construction Materials — 1.0%
121	Eagle Materials, Inc.	2,226
30	Martin Marietta Materials, Inc.	2,955
75	Texas Industries, Inc.	2,594
		7,775

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Consumer Finance — 0.2%
208	SLM Corp. (a)	1,855
	Containers & Packaging — 1.0%
13	AptarGroup, Inc.	467
41	Ball Corp.	1,697
31	Crown Holdings, Inc. (a)	590
29	Greif, Inc., Class A	982
52	Packaging Corp. of America	703
93	Pactiv Corp. (a)	2,316
235	Temple-Inland, Inc.	1,128
		7,883
	Distributors — 0.5%
34	Genuine Parts Co.	1,284
230	LKQ Corp. (a)	2,685
		3,969
	Diversified Consumer Services — 1.3%
81	Career Education Corp. (a)	1,458
64	Corinthian Colleges, Inc. (a)	1,050
44	DeVry, Inc.	2,511
20	Matthews International Corp., Class A	739
299	Service Corp. International	1,486
295	Sotheby’s	2,620
		9,864
	Diversified Financial Services — 1.4%
264	CIT Group, Inc.	1,197
6	CME Group, Inc.	1,245
31	IntercontinentalExchange, Inc. (a)	2,594
103	Moody’s Corp.	2,076
80	NASDAQ OMX Group, Inc. (The) (a)	1,989
73	NYSE Euronext	2,007
		11,108
	Diversified Telecommunication Services — 0.9%
99	AT&T, Inc.	2,823
229	tw telecom, inc. (a)	1,937
256	Windstream Corp.	2,357
		7,117
	Electric Utilities — 3.1%
69	Allegheny Energy, Inc.	2,343
124	Cleco Corp.	2,826
31	DPL, Inc.	705
12	Duke Energy Corp.	184
52	Exelon Corp.	2,904
35	FPL Group, Inc.	1,739
121	Great Plains Energy, Inc.	2,330
13	Idacorp, Inc.	373
116	Northeast Utilities	2,794
30	PPL Corp.	923
83	Southern Co.	3,072
58	UniSource Energy Corp.	1,712
111	Westar Energy, Inc.	2,277
		24,182
	Electrical Equipment — 1.1%
99	Baldor Electric Co.	1,767
78	Belden, Inc.	1,632
16	Rockwell Automation, Inc.	504
65	Roper Industries, Inc.	2,826
80	Woodward Governor Co.	1,839
		8,568
	Electronic Equipment, Instruments & Components — 1.5%
15	Anixter International, Inc. (a)	452
74	Dolby Laboratories, Inc., Class A (a)	2,420
100	Flir Systems, Inc. (a)	3,071
7	Mettler-Toledo International, Inc. (a)	497
148	Molex, Inc.	2,141
59	National Instruments Corp.	1,443
27	Rofin-Sinar Technologies, Inc. (a)	560
46	Tech Data Corp. (a)	814
		11,398
	Energy Equipment & Services — 2.3%
41	Bristow Group, Inc. (a)	1,110
242	Cal Dive International, Inc. (a)	1,574
51	CARBO Ceramics, Inc.	1,814
6	Diamond Offshore Drilling, Inc.	347
102	Dril-Quip, Inc. (a)	2,085
104	Exterran Holdings, Inc. (a)	2,215
319	Hercules Offshore, Inc. (a)	1,514
84	Hornbeck Offshore Services, Inc. (a)	1,366
142	ION Geophysical Corp. (a)	488
19	Oceaneering International, Inc. (a)	555
42	Schlumberger Ltd.	1,795
28	Transocean Ltd. (a)	1,335
118	Weatherford International Ltd. (a)	1,279
		17,477

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   45

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Food & Staples Retailing — 0.9%
6	Costco Wholesale Corp.	329
29	CVS/Caremark Corp.	834
91	Ruddick Corp.	2,504
74	United Natural Foods, Inc. (a)	1,326
94	Walgreen Co.	2,313
		7,306
	Food Products — 2.2%
57	Campbell Soup Co.	1,709
159	ConAgra Foods, Inc.	2,622
83	Flowers Foods, Inc.	2,031
66	Hormel Foods Corp.	2,038
48	Kraft Foods, Inc., Class A	1,289
73	McCormick & Co., Inc. (Non-Voting)	2,336
2	Ralcorp Holdings, Inc. (a)	113
199	Smithfield Foods, Inc. (a)	2,794
224	Tyson Foods, Inc., Class A	1,962
		16,894
	Gas Utilities — 1.9%
19	AGL Resources, Inc.	608
86	Equitable Resources, Inc.	2,893
65	Nicor, Inc.	2,246
65	Northwest Natural Gas Co.	2,867
58	South Jersey Industries, Inc.	2,318
46	Southwest Gas Corp.	1,164
77	WGL Holdings, Inc.	2,503
		14,599
	Health Care Equipment & Supplies — 3.3%
26	Alcon, Inc., (Switzerland)	2,285
27	Cooper Cos., Inc. (The)	437
50	Haemonetics Corp. (a)	2,829
121	Hologic, Inc. (a)	1,585
23	Hospira, Inc. (a)	622
44	IDEXX Laboratories, Inc. (a)	1,571
106	Immucor, Inc. (a)	2,825
51	Inverness Medical Innovations, Inc. (a)	973
23	Kinetic Concepts, Inc. (a)	433
86	Meridian Bioscience, Inc.	2,181
65	NuVasive, Inc. (a)	2,255
54	Stryker Corp.	2,160
54	West Pharmaceutical Services, Inc.	2,054
79	Wright Medical Group, Inc. (a)	1,610
36	Zimmer Holdings, Inc. (a)	1,466
		25,286
	Health Care Providers & Services — 2.9%
13	athenahealth, Inc. (a)	506
128	Brookdale Senior Living, Inc.	713
47	Cardinal Health, Inc.	1,635
116	Coventry Health Care, Inc. (a)	1,724
51	DaVita, Inc. (a)	2,540
193	Health Net, Inc. (a)	2,102
31	Medco Health Solutions, Inc. (a)	1,298
41	Mednax, Inc. (a)	1,293
61	Patterson Cos., Inc. (a)	1,147
126	PSS World Medical, Inc. (a)	2,371
48	Psychiatric Solutions, Inc. (a)	1,334
181	Tenet Healthcare Corp. (a)	208
136	UnitedHealth Group, Inc.	3,614
87	VCA Antech, Inc. (a)	1,722
		22,207
	Health Care Technology — 0.7%
89	Cerner Corp. (a)	3,422
139	Eclipsys Corp. (a)	1,971
		5,393
	Hotels, Restaurants & Leisure — 2.2%
89	Burger King Holdings, Inc.	2,133
127	Gaylord Entertainment Co. (a)	1,381
30	Life Time Fitness, Inc. (a)	393
142	MGM Mirage (a)	1,953
108	Penn National Gaming, Inc. (a)	2,311
134	Scientific Games Corp., Class A (a)	2,350
216	Sonic Corp. (a)	2,633
276	Starbucks Corp. (a)	2,610
47	Tim Hortons, Inc., (Canada)	1,349
		17,113
	Household Durables — 0.7%
127	D.R. Horton, Inc.	895
187	KB Home	2,551
57	MDC Holdings, Inc.	1,716
		5,162
	Household Products — 0.1%
10	Clorox Co.	580
	Independent Power Producers & Energy Traders — 0.6%
654	Dynegy, Inc., Class A (a)	1,309
69	Ormat Technologies, Inc.	2,214
214	Reliant Energy, Inc. (a)	1,234
		4,757

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Industrial Conglomerates — 0.6%
29	3M Co.	1,690
94	General Electric Co.	1,524
51	Tyco International Ltd., (Bermuda)	1,100
		4,314
	Insurance — 2.7%
138	Assured Guaranty Ltd., (Bermuda)	1,575
20	Cincinnati Financial Corp.	585
73	Delphi Financial Group, Inc., Class A	1,355
196	Fidelity National Financial, Inc., Class A	3,472
26	First American Corp.	764
109	Loews Corp.	3,072
8	Markel Corp. (a)	2,469
9	MetLife, Inc.	323
360	Old Republic International Corp.	4,288
297	Phoenix Cos., Inc. (The)	971
60	Zenith National Insurance Corp.	1,903
		20,777
	Internet & Catalog Retail — 0.2%
509	Liberty Media Corp. - Interactive, Class A (a)	1,589
	Internet Software & Services — 1.4%
149	Akamai Technologies, Inc. (a)	2,255
243	Ariba, Inc. (a)	1,755
115	eBay, Inc. (a)	1,608
8	Google, Inc., Class A (a)	2,450
234	Omniture, Inc. (a)	2,491
52	Yahoo!, Inc. (a)	637
		11,196
	IT Services — 1.6%
35	Broadridge Financial Solutions, Inc.	436
145	Cognizant Technology Solutions Corp., Class A (a)	2,618
145	Cybersource Corp. (a)	1,743
32	DST Systems, Inc. (a)	1,230
128	SAIC, Inc. (a)	2,488
101	SRA International, Inc., Class A (a)	1,737
72	Total System Services, Inc.	1,012
269	VeriFone Holdings, Inc. (a)	1,316
		12,580
	Leisure Equipment & Products — 0.3%
88	Mattel, Inc.	1,408
66	Pool Corp.	1,187
		2,595
	Life Sciences Tools & Services — 1.1%
35	Covance, Inc. (a)	1,626
39	Dionex Corp. (a)	1,741
82	Illumina, Inc. (a)	2,141
132	Parexel International Corp. (a)	1,283
12	PerkinElmer, Inc.	166
52	Sequenom, Inc. (a)	1,041
10	Waters Corp. (a)	354
		8,352
	Machinery — 3.1%
21	Actuant Corp., Class A	392
10	Caterpillar, Inc.	462
76	Clarcor, Inc.	2,512
34	Danaher Corp.	1,917
35	Deere & Co.	1,333
76	Donaldson Co., Inc.	2,555
13	Eaton Corp.	664
17	ESCO Technologies, Inc. (a)	690
107	Graco, Inc.	2,536
18	IDEX Corp.	444
19	Illinois Tool Works, Inc.	672
153	Ingersoll-Rand Co., Ltd., (Bermuda), Class A	2,650
80	Kaydon Corp.	2,757
42	Nordson Corp.	1,359
75	PACCAR, Inc.	2,142
34	Pall Corp.	958
		24,043
	Media — 1.3%
30	Cablevision Systems Corp., Class A	512
26	Central European Media Enterprises Ltd., (Bermuda), Class A (a)	568
78	DreamWorks Animation SKG, Inc., Class A (a)	1,975
79	Lamar Advertising Co., Class A (a)	991
239	Live Nation, Inc. (a)	1,374
43	Morningstar, Inc. (a)	1,543
62	Time Warner, Inc.	624
89	Viacom, Inc., Class B (a)	1,701
22	Walt Disney Co. (The)	498
		9,786
	Metals & Mining — 1.1%
182	Alcoa, Inc.	2,054
1,419	Coeur d’Alene Mines Corp. (a)	1,249
176	Commercial Metals Co.	2,086
28	Kaiser Aluminum Corp.	639

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   47

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Metals & Mining — Continued
321	Titanium Metals Corp.	2,827
		8,855
	Multiline Retail — 1.0%
76	Kohl’s Corp. (a)	2,764
98	Nordstrom, Inc.	1,310
349	Saks, Inc. (a)	1,529
56	Target Corp.	1,938
		7,541
	Multi-Utilities — 0.7%
25	NSTAR	917
26	TECO Energy, Inc.	317
80	Vectren Corp.	2,013
43	Wisconsin Energy Corp.	1,818
		5,065
	Office Electronics — 0.3%
109	Zebra Technologies Corp., Class A (a)	2,217
	Oil, Gas & Consumable Fuels — 3.5%
167	BPZ Resources, Inc. (a)	1,072
71	Cabot Oil & Gas Corp.	1,857
96	CNX Gas Corp. (a)	2,633
69	Continental Resources, Inc. (a)	1,423
166	Delta Petroleum Corp. (a)	790
59	EXCO Resources, Inc. (a)	535
26	Foundation Coal Holdings, Inc.	361
172	Frontier Oil Corp.	2,176
49	GMX Resources, Inc. (a)	1,245
42	Hess Corp.	2,240
46	Holly Corp.	844
10	Newfield Exploration Co. (a)	202
41	Nordic American Tanker Shipping, (Bermuda)	1,379
119	Patriot Coal Corp. (a)	743
154	PetroHawk Energy Corp. (a)	2,413
21	Pioneer Natural Resources Co.	343
207	Quicksilver Resources, Inc. (a)	1,151
43	Range Resources Corp.	1,474
114	SandRidge Energy, Inc. (a)	702
76	Stone Energy Corp. (a)	835
73	XTO Energy, Inc.	2,577
		26,995
	Paper & Forest Products — 0.2%
13	Clearwater Paper Corp. (a)	111
46	Weyerhaeuser Co.	1,405
		1,516
	Pharmaceuticals — 1.3%
71	Allergan, Inc.	2,854
118	Auxilium Pharmaceuticals, Inc. (a)	3,365
45	Medicines Co. (The) (a)	659
37	Medicis Pharmaceutical Corp., Class A	517
103	Sepracor, Inc. (a)	1,136
63	XenoPort, Inc. (a)	1,581
		10,112
	Professional Services — 0.2%
30	Huron Consulting Group, Inc. (a)	1,728
	Real Estate Investment Trusts (REITs) — 0.9%
40	AMB Property Corp.	942
22	Apartment Investment & Management Co., Class A	251
4	Boston Properties, Inc.	218
52	Duke Realty Corp.	566
56	Equity One, Inc.	991
26	Home Properties, Inc.	1,073
39	Kimco Realty Corp.	718
47	Potlatch Corp.	1,210
44	UDR, Inc.	607
4	Vornado Realty Trust	212
		6,788
	Road & Rail — 0.7%
172	Heartland Express, Inc.	2,717
19	Kansas City Southern (a)	371
71	Knight Transportation, Inc.	1,140
28	Landstar System, Inc.	1,066
		5,294
	Semiconductors & Semiconductor Equipment — 3.0%
217	Applied Materials, Inc.	2,200
132	Atheros Communications, Inc. (a)	1,894
75	Cymer, Inc. (a)	1,641
85	FormFactor, Inc. (a)	1,234
61	Hittite Microwave Corp. (a)	1,791
96	International Rectifier Corp. (a)	1,296
89	KLA-Tencor Corp.	1,931
68	Lam Research Corp. (a)	1,445
23	MEMC Electronic Materials, Inc. (a)	325
785	Micron Technology, Inc. (a)	2,073
102	Microsemi Corp. (a)	1,290
260	NVIDIA Corp. (a)	2,095
41	Tessera Technologies, Inc. (a)	482
73	Texas Instruments, Inc.	1,140

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Semiconductors & Semiconductor Equipment — Continued
141	Varian Semiconductor Equipment Associates, Inc. (a)	2,551
		23,388
	Software — 2.9%
144	Activision Blizzard, Inc. (a)	1,242
126	Amdocs Ltd., (United Kingdom) (a)	2,298
61	ANSYS, Inc. (a)	1,703
80	Blackboard, Inc. (a)	2,100
122	Citrix Systems, Inc. (a)	2,884
60	Concur Technologies, Inc. (a)	1,981
109	Electronic Arts, Inc. (a)	1,752
127	Fair Isaac Corp.	2,136
147	Jack Henry & Associates, Inc.	2,851
394	Lawson Software, Inc. (a)	1,869
82	Macrovision Solutions Corp. (a)	1,041
71	Red Hat, Inc. (a)	935
		22,792
	Specialty Retail — 4.1%
20	Aaron Rents, Inc.	538
44	Abercrombie & Fitch Co., Class A	1,014
126	Bed Bath & Beyond, Inc. (a)	3,201
93	Best Buy Co., Inc.	2,606
228	CarMax, Inc. (a)	1,794
954	Chico’s FAS, Inc. (a)	3,986
167	Dick’s Sporting Goods, Inc. (a)	2,352
133	J Crew Group, Inc. (a)	1,626
179	Men’s Wearhouse, Inc. (The)	2,428
758	Office Depot, Inc. (a)	2,258
85	O’Reilly Automotive, Inc. (a)	2,626
91	Sally Beauty Holdings, Inc. (a)	520
158	Staples, Inc.	2,827
72	Tiffany & Co.	1,707
260	Williams-Sonoma, Inc.	2,040
		31,523
	Textiles, Apparel & Luxury Goods — 0.1%
3	Deckers Outdoor Corp. (a)	220
40	Under Armour, Inc., Class A (a)	955
		1,175
	Thrifts & Mortgage Finance — 0.6%
82	NewAlliance Bancshares, Inc.	1,075
129	People’s United Financial, Inc.	2,296
99	Washington Federal, Inc.	1,477
		4,848
	Tobacco — 0.4%
47	Lorillard, Inc.	2,639
7	Universal Corp.	201
		2,840
	Trading Companies & Distributors — 0.5%
82	Applied Industrial Technologies, Inc.	1,549
65	Fastenal Co.	2,258
		3,807
	Water Utilities — 0.4%
146	Aqua America, Inc.	3,005
	Wireless Telecommunication Services — 0.8%
100	American Tower Corp., Class A (a)	2,930
79	Crown Castle International Corp. (a)	1,396
23	Leap Wireless International, Inc. (a)	619
50	Telephone & Data Systems, Inc.	1,596
		6,541
	Total Common Stocks (Proceeds $957,766)	653,366
	Rights — 0.0% (g)
1	Fresenius Kabi Pharmaceuticals Holding, Inc., (Germany), expiring 06/30/11 (a) (Proceeds $—)	—	(h)
	Total Short Positions (Proceeds $957,766)	$653,366

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   49

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.2%
	Common Stocks — 94.7%
	Beverages — 1.5%
75	Diageo plc, (United Kingdom), ADR	4,256
	Capital Markets — 4.1%
140	Charles Schwab Corp. (The)	2,264
410	W.P. Carey & Co. LLC	9,606
		11,870
	Chemicals — 2.5%
226	Albemarle Corp.	5,033
57	NewMarket Corp.	1,990
		7,023
	Commercial Banks — 5.5%
50	M&T Bank Corp.	2,870
274	Synovus Financial Corp.	2,272
143	United Community Banks, Inc.	1,939
250	Wachovia Corp.	1,385
180	Wells Fargo & Co.	5,306
95	Wilmington Trust Corp.	2,113
		15,885
	Communications Equipment — 0.6%
46	QUALCOMM, Inc.	1,659
	Construction Materials — 0.5%
147	Cemex S.A.B. de C.V., (Mexico), ADR (a)	1,346
	Consumer Finance — 0.3%
50	American Express Co.	928
	Distributors — 1.4%
102	Genuine Parts Co.	3,873
	Diversified Financial Services — 0.3%
50	Onex Corp., (Canada)	737
	Diversified Telecommunication Services — 1.0%
235	Alaska Communications Systems Group, Inc.	2,204
87	Windstream Corp.	800
		3,004
	Electric Utilities — 0.5%
121	Brookfield Infrastructure Partners LP	1,353
	Electrical Equipment — 0.6%
100	Baldor Electric Co.	1,785
	Energy Equipment & Services — 3.8%
135	Exterran Holdings, Inc. (a)	2,876
240	RPC, Inc.	2,342
85	SEACOR Holdings, Inc. (a)	5,665
		10,883
	Food & Staples Retailing — 0.7%
130	Great Atlantic & Pacific Tea Co. (a)	815
85	SUPERVALU, Inc.	1,241
		2,056
	Food Products — 0.4%
85	B&G Foods, Inc., Class A	459
50	Smithfield Foods, Inc. (a)	703
		1,162
	Gas Utilities — 1.9%
59	Energen Corp.	1,719
130	ONEOK, Inc.	3,785
		5,504
	Health Care Providers & Services — 3.8%
140	Coventry Health Care, Inc. (a)	2,083
175	National Healthcare Corp.	8,881
		10,964
	Hotels, Restaurants & Leisure — 0.9%
215	Monarch Casino & Resort, Inc. (a)	2,505
	Household Durables — 2.2%
150	Fortune Brands, Inc.	6,204
	Independent Power Producers & Energy Traders — 0.8%
110	TransAlta Corp., (Canada)	2,203
	Industrial Conglomerates — 1.7%
241	Carlisle Cos., Inc.	4,982
	Insurance — 16.5%
217	Assurant, Inc.	6,501
— (h)	Berkshire Hathaway, Inc., Class A (a)	4,830
104	Cincinnati Financial Corp.	3,015
62	Everest Re Group Ltd., (Bermuda)	4,713
161	Loews Corp.	4,559
641	Old Republic International Corp.	7,642
290	OneBeacon Insurance Group Ltd.	3,028
11	PartnerRe Ltd., (Bermuda)	812
87	ProAssurance Corp. (a)	4,608
128	Unitrin, Inc.	2,040
180	W.R. Berkley Corp.	5,568
		47,316
	Internet & Catalog Retail — 1.8%
59	Amazon.com, Inc. (a)	3,043
254	Expedia, Inc. (a)	2,089
		5,132
	IT Services — 1.0%
206	Total System Services, Inc.	2,884

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Machinery — 1.0%
82	Kennametal, Inc.	1,813
126	Oshkosh Corp.	1,116
		2,929
	Media — 4.3%
892	AH Belo Corp., Class A	1,944
802	Belo Corp., Class A	1,250
63	Cablevision Systems Corp., Class A	1,064
377	Clear Channel Outdoor Holdings, Inc., Class A (a)	2,316
566	E.W. Scripps Co., Class A	1,250
326	Entercom Communications Corp., Class A	401
300	LIN TV Corp., Class A (a)	327
10	Washington Post Co. (The), Class B	3,903
		12,455
	Multiline Retail — 0.6%
41	Sears Holdings Corp. (a)	1,586
	Oil, Gas & Consumable Fuels — 14.1%
340	CVR Energy, Inc. (a)	1,360
140	Devon Energy Corp.	9,203
235	El Paso Corp.	1,841
190	Energy Transfer Equity LP	3,080
276	Enterprise GP Holdings LP	4,811
59	Kinder Morgan Management LLC (a)	2,378
280	NuStar GP Holdings LLC	4,950
400	Teekay Corp., (Bahamas)	7,860
344	Williams Cos., Inc.	4,978
		40,461
	Pharmaceuticals — 0.8%
80	Merck & Co., Inc.	2,432
	Real Estate Investment Trusts (REITs) — 8.3%
445	Agree Realty Corp.	8,070
134	Cousins Properties, Inc.	1,859
196	Getty Realty Corp.	4,136
292	National Health Investors, Inc.	8,021
35	Regency Centers Corp.	1,634
		23,720
	Real Estate Management & Development — 1.9%
160	Brookfield Asset Management, Inc., (Canada), Class A	2,443
250	Brookfield Properties Corp., (Canada)	1,933
115	Forestar Group, Inc. (a)	1,095
		5,471
	Software — 1.2%
170	Microsoft Corp.	3,311
	Specialty Retail — 2.9%
306	AutoNation, Inc. (a)	3,027
65	Bed Bath & Beyond, Inc. (a)	1,652
127	Home Depot, Inc.	2,928
40	TJX Cos., Inc.	823
		8,430
	Tobacco — 0.4%
85	Altria Group, Inc.	1,280
	Trading Companies & Distributors — 0.8%
72	GATX Corp.	2,217
	Wireless Telecommunication Services — 4.1%
300	Telephone & Data Systems, Inc.	8,430
76	U.S. Cellular Corp. (a)	3,282
		11,712
	Total Common Stocks (Cost $385,808)	271,518
	Investment Company — 1.5%
423	Cohen & Steers Select Utility Fund, Inc. (Cost $8,112)	4,354
	Total Long-Term Investments (Cost $393,920)	275,872
Short-Term Investment — 3.6%
	Investment Company — 3.6%
10,394	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $10,394)	10,394
	Total Investments — 99.8% (Cost $404,314)	286,266
	Other Assets in Excess of Liabilities — 0.2%	577
	NET ASSETS — 100.0%	$286,843

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   51

JPMorgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

ADR—	American Depository Receipt

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2008.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors, Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.01%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(j)—	All or a portion of these securities are segregated for short sales

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(s)—	These holdings represent investments in structured investment vehicles (SIVs). The value of SIVs may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide credit enhancements. SIVs have experienced decreased liquidity primarily resulting from declines in the market value of certain categories of collateral underlying the SIVs. These holdings were previously determined to be liquid at the time of acquisition of such investments and have since been deemed to be illiquid due to the changes in market conditions.

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   53

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands, except per share amounts)

	Capital Growth Fund		Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund		Growth Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$571,394		$543,265	$194,120		$322,587
Investments in affiliates, at value	40,229		8,165	16,216		35,274
Total investment securities, at value	611,623		551,430	210,336		357,861
Cash	—	(b)	1	24		—
Receivables:
Investment securities sold	152		140	899		7,336
Fund shares sold	2,625		700	361		1,907
Interest and dividends	269		240	347		231
Prepaid expenses and other assets	—		—	—		69
Total Assets	614,669		552,511	211,967		367,404

LIABILITIES:
Payables:
Due to custodian	—		—	—		396
Investment securities purchased	1,109		1,021	92		—
Collateral for securities lending program	37,598		31,553	31,645		35,274
Fund shares redeemed	758		5,616	1,350		4,616
Accrued liabilities:
Investment advisory fees	183		243	67		178
Administration fees	62		9	4		30
Shareholder servicing fees	103		47	24		56
Distribution fees	67		71	33		17
Custodian and accounting fees	7		15	12		17
Trustees’ and Chief Compliance Officer’s fees	28		2	—	(b)	4
Other	200		139	89		64
Total Liabilities	40,115		38,716	33,316		40,652
Net Assets	$574,554		$513,795	$178,651		$326,752

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Capital Growth Fund	Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund	Growth Advantage Fund
NET ASSETS:
Paid in capital	$825,967	$749,151	$242,380	$767,968
Accumulated undistributed (distributions in excess of) net investment income	(1,284)	(1,716)	850	(718)
Accumulated net realized gains (losses)	(106,020)	(98,171)	(15,641)	(360,655)
Net unrealized appreciation (depreciation)	(144,109)	(135,469)	(48,938)	(79,843)
Total Net Assets	$574,554	$513,795	$178,651	$326,752

Net Assets:
Class A	$268,191	$223,543	$82,919	$53,698
Class B	7,870	27,927	17,902	2,817
Class C	12,376	12,794	8,208	8,149
Class R2	47	—	—	—
Select Class	286,070	247,132	66,973	262,088
Ultra	—	2,399	2,649	—
Total	$574,554	$513,795	$178,651	$326,752

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	11,368	18,592	14,457	10,184
Class B	377	2,921	3,446	569
Class C	605	1,171	1,581	1,643
Class R2	2	—	—	—
Select Class	11,252	19,329	11,754	49,372
Ultra	—	186	464	—

Net Asset Value:
Class A — Redemption price per share	$23.59	$12.02	$5.74	$5.27
Class B — Offering price per share (a)	20.87	9.56	5.20	4.96
Class C — Offering price per share (a)	20.46	10.92	5.19	4.96
Class R2 — Offering and redemption price per share	23.58	—	—	—
Select Class — Offering and redemption price per share	25.42	12.79	5.70	5.31
Ultra — Offering and redemption price per share	—	12.86	5.71	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$24.90	$12.69	$6.06	$5.56

Cost of investments in non-affiliates	$715,503	$678,734	$243,058	$402,430
Cost of investments in affiliates	40,229	8,165	16,216	35,274
Value of securities on loan	37,438	31,596	31,803	35,020

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   55

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Equity Fund		Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$136,400		$3,811,080	$661,453	$275,872
Investments in affiliates, at value	7,601		211,395	117,976	10,394
Total investment securities, at value	144,001		4,022,475	779,429	286,266
Cash	9		522	71	56
Deposits with broker for securities sold short	—		—	650,859	—
Receivables:
Investment securities sold	638		40,261	—	212
Fund shares sold	3,246		9,804	447	1,973
Interest and dividends	203		9,136	1,029	1,250
Total Assets	148,097		4,082,198	1,431,835	289,757

LIABILITIES:
Payables:
Dividends for securities sold short	—		—	776	—
Investment securities purchased	171		2,015	—	—
Securities sold short, at value	—		—	653,366	—
Collateral for securities lending program	4,525		183,139	—	—
Fund shares redeemed	448		32,022	1,943	2,536
Accrued Liabilities:
Investment advisory fees	76		1,618	731	117
Administration fees	11		194	38	7
Shareholder servicing fees	—		552	18	55
Distribution fees	—		602	67	91
Custodian and accounting fees	—	(b)	76	28	9
Trustees’ and Chief Compliance Officer’s fees	5		2	6	—	(b)
Other	26		2,306	279	99
Total Liabilities	5,262		222,526	657,252	2,914
Net Assets	$142,835		$3,859,672	$774,583	$286,843

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Mid Cap Equity Fund	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid in capital	$208,945	$5,118,669	$823,760	$438,387
Accumulated undistributed (distributions in excess of) net investment income	486	37,760	(2,096)	1,744
Accumulated net realized gains (losses)	(44,960)	(281,136)	(190,239)	(35,240)
Net unrealized appreciation (depreciation)	(21,636)	(1,015,621)	143,158	(118,048)
Total Net Assets	$142,835	$3,859,672	$774,583	$286,843

Net Assets:
Class A	$—	$1,689,117	$62,686	$115,526
Class B	—	103,606	14,055	—
Class C	—	322,124	70,103	112,718
Class R2	—	49	—	—
Select Class	142,835	583,247	627,739	45,375
Institutional Class	—	1,161,529	—	13,224
Total	$142,835	$3,859,672	$774,583	$286,843

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	—	110,098	6,227	10,086
Class B	—	6,914	1,419	—
Class C	—	21,440	7,070	9,847
Class R2	—	3	—	—
Select Class	8,020	37,728	62,083	3,957
Institutional Class	—	74,672	—	1,158

Net Asset Value:
Class A — Redemption price per share	$—	$15.34	$10.07	$11.45
Class B — Offering price per share (a)	—	14.99	9.90	—
Class C — Offering price per share (a)	—	15.02	9.92	11.45
Class R2 — Offering and redemption price per share	—	15.23	—	—
Select Class — Offering and redemption price per share	17.81	15.46	10.11	11.47
Institutional Class — Offering and redemption price per share	—	15.56	—	11.42
Class A maximum sales charge	—	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$—	$16.19	$10.63	$12.08

Cost of investments in non-affiliates	$158,036	$4,826,701	$822,695	$393,920
Cost of investments in affiliates	7,601	211,395	117,976	10,394
Value of securities on loan	4,845	183,444	—	—
Proceeds from securities sold short	—	—	957,766	—

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   57

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

	Capital Growth Fund	Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund	Growth Advantage Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,238	$2,228	$2,685	$1,503
Dividend income from affiliates (a)	280	217	32	160
Income from securities lending (net)	179	227	222	106
Total investment income	2,697	2,672	2,939	1,769

EXPENSES:
Investment advisory fees	1,490	2,423	773	1,395
Administration fees	389	389	124	225
Distribution fees:
Class A	450	372	132	75
Class B	43	171	90	13
Class C	69	74	42	41
Class R2	— (b)	—	—	—
Shareholder servicing fees:
Class A	450	372	132	75
Class B	14	57	30	4
Class C	23	25	14	14
Select Class	444	475	118	444
Class R2	— (b)	—	—	—
Custodian and accounting fees	28	26	20	26
Interest expense to affiliates	—	— (b)	— (b)	1
Professional fees	32	21	22	26
Trustees’ and Chief Compliance Officer’s fees	4	4	1	3
Printing and mailing costs	114	66	21	24
Registration and filing fees	21	33	22	24
Transfer agent fees	364	574	217	98
Other	12	11	5	8
Total expenses	3,947	5,093	1,763	2,496
Less amounts waived	(12)	(737)	(306)	(14)
Less earnings credits	— (b)	— (b)	— (b)	— (b)
Net expenses	3,935	4,356	1,457	2,482
Net investment income (loss)	(1,238)	(1,684)	1,482	(713)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from: Investments in non-affiliates	(93,362)	(88,438)	(11,127)	(96,381)
Payment by affiliate (See Note 3)	—	24	9	—
Net realized gain (loss)	(93,362)	(88,414)	(11,118)	(96,381)
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	(278,117)	(282,021)	(72,716)	(100,331)
Net realized/unrealized gains (losses)	(371,479)	(370,435)	(83,834)	(196,712)
Change in net assets resulting from operations	$(372,717)	$(372,119)	$(82,352)	$(197,425)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Mid Cap Equity Fund	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,496	$61,384	$7,399	$5,573
Dividend income from affiliates (a)	102	1,535	1,278	179
Interest income from non-affiliates	—	—	3,602	—
Income from securities lending (net)	16	2,120	—	—
Total investment income	1,614	65,039	12,279	5,752
EXPENSES:
Investment advisory fees	620	15,748	5,944	1,088
Administration fees	100	2,536	499	175
Distribution fees:
Class A	—	2,689	87	162
Class B	—	494	57	—
Class C	—	1,564	299	542
Class R2	—	— (b)	—	—
Shareholder servicing fees:
Class A	—	2,689	87	162
Class B	—	165	19	—
Class C	—	521	100	181
Select Class	239	836	983	57
Institutional	—	738	—	7
Class R2	—	— (b)	—	—
Custodian and accounting fees	17	133	28	17
Interest expense to affiliates	1	— (b)	4	—
Professional fees	24	85	38	21
Trustees’ and Chief Compliance Officer’s fees	1	28	5	2
Printing and mailing costs	7	422	24	36
Registration and filing fees	11	97	26	30
Transfer agent fees	49	2,930	290	211
Dividend expense on securities sold short	—	—	6,395	—
Other	2	84	3	4
Total expenses	1,071	31,759	14,888	2,695
Less amounts waived	(211)	(4,629)	(1,983)	(335)
Less earnings credits	(1)	— (b)	(1)	— (b)
Net expenses	859	27,130	12,904	2,360
Net investment income (loss)	755	37,909	(625)	3,392
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(42,641)	(274,949)	(196,724)	(31,876)
Securities sold short	—	—	187,524	—
Net realized gain (loss)	(42,641)	(274,949)	(9,200)	(31,876)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(45,221)	(1,284,600)	(163,528)	(81,769)
Securities sold short	—	—	156,065	—
Change in net unrealized appreciation (depreciation)	(45,221)	(1,284,600)	(7,463)	(81,769)
Net realized/unrealized gains (losses)	(87,862)	(1,559,549)	(16,663)	(113,645)
Change in net assets resulting from operations	$(87,107)	$(1,521,640)	$(17,288)	$(110,253)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Capital Growth Fund		Diversified Mid Cap Growth Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,238)	$(5,467)	$(1,684)	$(8,337)
Net realized gain (loss)	(93,362)	24,058	(88,414)	67,723
Change in net unrealized appreciation (depreciation)	(278,117)	(50,298)	(282,021)	(97,988)
Change in net assets resulting from operations	(372,717)	(31,707)	(372,119)	(38,602)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	—	(55,966)	(6,876)	(73,492)
Class B
From net realized gains	—	(2,169)	(1,071)	(19,720)
Class C
From net realized gains	—	(3,222)	(441)	(5,686)
Select Class
From net realized gains	—	(43,643)	(7,330)	(97,118)
Ultra
From net realized gains	—	—	(68)	(400)
Total distributions to shareholders	—	(105,000)	(15,786)	(196,416)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(13,603)	128,989	(122,735)	(126,172)

NET ASSETS
Change in net assets	(386,320)	(7,718)	(510,640)	(361,190)
Beginning of period	960,874	968,592	1,024,435	1,385,625
End of period	$574,554	$960,874	$513,795	$1,024,435
Accumulated undistributed (distributions in excess of) net investment income	$(1,284)	$(46)	$(1,716)	$(32)

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Diversified Mid Cap Value Fund		Growth Advantage Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,482	$3,620	$(713)	$(1,287)
Net realized gain (loss)	(11,118)	59,101	(96,381)	(31,747)
Change in net unrealized appreciation (depreciation)	(72,716)	(147,138)	(100,331)	7,184
Change in net assets resulting from operations	(82,352)	(84,417)	(197,425)	(25,850)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(263)	(613)	—	—
From net realized gains	(7,999)	(55,891)	—	—
Class B
From net investment income	(26)	(76)	—	—
From net realized gains	(1,881)	(14,795)	—	—
Class C
From net investment income	(13)	(35)	—	—
From net realized gains	(868)	(7,793)	—	—
Select Class
From net investment income	(296)	(1,077)	—	—
From net realized gains	(6,665)	(80,906)	—	—
Ultra
From net investment income	(11)	(10)	—	—
From net realized gains	(254)	(800)	—	—
Total distributions to shareholders	(18,276)	(161,996)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(24,089)	(189,599)	35,015	452,493

NET ASSETS
Change in net assets	(124,717)	(436,012)	(162,410)	426,643
Beginning of period	303,368	739,380	489,162	62,519
End of period	$178,651	$303,368	$326,752	$489,162
Accumulated undistributed (distributions in excess of) net investment income	$850	$(23)	$(718)	$(5)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund		Mid Cap Value Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$755	$711	$37,909	$55,689
Net realized gain (loss)	(42,641)	20,557	(274,949)	345,370
Change in net unrealized appreciation (depreciation)	(45,221)	(41,362)	(1,284,600)	(1,449,429)
Change in net assets resulting from operations	(87,107)	(20,094)	(1,521,640)	(1,048,370)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(6,939)	(17,155)
From net realized gains	—	—	(73,550)	(263,331)
Class B
From net realized gains	—	—	(4,622)	(16,458)
Class C
From net realized gains	—	—	(14,373)	(55,482)
Class R2 (a)
From net investment income	—	—	(1)	—
From net realized gains	—	—	(2)	—
Select Class
From net investment income	(219)	(695)	(4,897)	(6,750)
From net realized gains	(10,014)	(41,318)	(25,899)	(74,470)
Institutional Class
From net investment income	—	—	(13,187)	(22,463)
From net realized gains	—	—	(49,874)	(169,310)
Total distributions to shareholders	(10,233)	(42,013)	(193,344)	(625,419)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	50,586	(32,850)	(272,368)	(1,107,894)

NET ASSETS
Change in net assets	(46,754)	(94,957)	(1,987,352)	(2,781,683)
Beginning of period	189,589	284,546	5,847,024	8,628,707
End of period	$142,835	$189,589	$3,859,672	$5,847,024
Accumulated undistributed (distributions in excess of) net investment income	$486	$(50)	$37,760	$24,875

(a) Commencement of offering of class of shares effective November 3, 2008 for the Mid Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(625)	$41,559	$3,392	$7,817
Net realized gain (loss)	(9,200)	(95,100)	(31,876)	(3,534)
Change in net unrealized appreciation (depreciation)	(7,463)	(41,667)	(81,769)	(75,698)
Change in net assets resulting from operations	(17,288)	(95,208)	(110,253)	(71,415)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(6,015)	(2,024)	(2,316)
Return of capital	—	(139)	—	—
From net realized gains	—	—	(716)	(9,329)
Class B
From net investment income	—	(810)	—	—
Return of capital	—	(19)	—	—
Class C
From net investment income	—	(5,194)	(943)	(1,899)
Return of capital	—	(120)	—	—
From net realized gains	—	—	(700)	(11,897)
Select Class
From net investment income	—	(63,749)	(967)	(558)
Return of capital	—	(1,474)	—	—
From net realized gains	—	—	(282)	(1,869)
Institutional Class
From net investment income	—	—	(319)	(363)
From net realized gains	—	—	(84)	(1,031)
Total distributions to shareholders	—	(77,520)	(6,035)	(29,262)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(326,603)	(977,522)	(792)	(5,939)

NET ASSETS
Change in net assets	(343,891)	(1,150,250)	(117,080)	(106,616)
Beginning of period	1,118,474	2,268,724	403,923	510,539
End of period	$774,583	$1,118,474	$286,843	$403,923
Accumulated undistributed (distributions in excess of) net investment income	$(2,096)	$(1,471)	$1,744	$2,605

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Capital Growth Fund		Diversified Mid Cap Growth Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$17,248	$92,344	$32,791	$113,532
Dividends and distributions reinvested	—	52,254	6,078	66,742
Cost of shares redeemed	(42,030)	(125,559)	(42,499)	(191,365)
Change in net assets from Class A capital transactions	$(24,782)	$19,039	$(3,630)	$(11,091)

Class B
Proceeds from shares issued	$375	$2,599	$799	$4,166
Dividends and distributions reinvested	—	1,820	1,015	18,946
Cost of shares redeemed	(2,441)	(6,115)	(18,857)	(54,179)
Change in net assets from Class B capital transactions	$(2,066)	$(1,696)	$(17,043)	$(31,067)

Class C
Proceeds from shares issued	$837	$5,192	$495	$2,954
Dividends and distributions reinvested	—	2,096	347	4,516
Cost of shares redeemed	(3,676)	(4,077)	(5,105)	(11,477)
Change in net assets from Class C capital transactions	$(2,839)	$3,211	$(4,263)	$(4,007)

Class R2 (a)
Proceeds from shares issued	$50	$—	$—	$—
Change in net assets from Class R2 capital transactions	$50	$—	$—	$—

Select Class
Proceeds from shares issued	$57,406	$140,784	$58,703	$167,436
Dividends and distributions reinvested	—	42,403	1,880	20,424
Cost of shares redeemed	(41,372)	(74,752)	(158,451)	(269,667)
Change in net assets from Select Class capital transactions	$16,034	$108,435	$(97,868)	$(81,807)

Ultra
Proceeds from shares issued	$—	$—	$69	$2,300
Dividends and distributions reinvested	—	—	—	— (b)
Cost of shares redeemed	—	—	— (b)	(500)
Change in net assets from Ultra capital transactions	$—	$—	$69	$1,800

Total change in net assets from capital transactions	$(13,603)	$128,989	$(122,735)	$(126,172)

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Capital Growth Fund		Diversified Mid Cap Growth Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	599	2,184	2,098	5,002
Reinvested	—	1,284	522	3,104
Redeemed	(1,430)	(3,037)	(2,809)	(8,609)
Change in Class A Shares	(831)	431	(189)	(503)

Class B
Issued	13	71	66	224
Reinvested	—	50	110	1,092
Redeemed	(94)	(163)	(1,460)	(3,040)
Change in Class B Shares	(81)	(42)	(1,284)	(1,724)

Class C
Issued	32	139	36	139
Reinvested	—	59	33	229
Redeemed	(158)	(114)	(384)	(554)
Change in Class C Shares	(126)	84	(315)	(186)

Class R2 (a)
Issued	2	—	—	—
Change in Class R2 Shares	2	—	—	—

Select Class
Issued	1,887	3,164	4,004	7,213
Reinvested	—	970	152	897
Redeemed	(1,367)	(1,726)	(9,699)	(11,596)
Change in Select Class Shares	520	2,408	(5,543)	(3,486)

Ultra
Issued	—	—	5	101
Reinvested	—	—	—	— (b)
Redeemed	—	—	— (b)	(25)
Change in Ultra Shares	—	—	5	76

(a)	Commencement of offering of class of shares effective November 3, 2008 for the Capital Growth Fund.

(b)	Amount rounds to less than one thousand (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Diversified Mid Cap Value Fund		Growth Advantage Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$6,709	$16,199	$18,325	$43,459
Dividends and distributions reinvested	7,638	53,000	—	—
Cost of shares redeemed	(16,792)	(66,174)	(9,199)	(20,283)
Change in net assets from Class A capital transactions	$(2,445)	$3,025	$9,126	$23,176

Class B
Proceeds from shares issued	$404	$873	$657	$3,770
Dividends and distributions reinvested	1,855	14,264	—	—
Cost of shares redeemed	(5,199)	(15,457)	(598)	(709)
Change in net assets from Class B capital transactions	$(2,940)	$(320)	$59	$3,061

Class C
Proceeds from shares issued	$537	$1,620	$1,589	$18,074
Dividends and distributions reinvested	687	5,942	—	—
Cost of shares redeemed	(2,771)	(10,670)	(3,044)	(2,523)
Change in net assets from Class C capital transactions	$(1,547)	$(3,108)	$(1,455)	$15,551

Select Class
Proceeds from shares issued	$10,430	$59,150	$158,163	$445,526
Dividends and distributions reinvested	1,493	10,017	—	—
Cost of shares redeemed	(29,336)	(260,862)	(130,878)	(34,821)
Change in net assets from Select Class capital transactions	$(17,413)	$(191,695)	$27,285	$410,705

Ultra
Proceeds from shares issued	$256	$3,600	$—	$—
Dividends and distributions reinvested	—	— (a)	—	—
Cost of shares redeemed	— (a)	(1,101)	—	—
Change in net assets from Ultra capital transactions	$256	$2,499	$—	$—

Total change in net assets from capital transactions	$(24,089)	$(189,599)	$35,015	$452,493

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Diversified Mid Cap Value Fund		Growth Advantage Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	928	1,430	3,089	4,990
Reinvested	1,378	5,370	—	—
Redeemed	(2,321)	(5,742)	(1,574)	(2,408)
Change in Class A Shares	(15)	1,058	1,515	2,582

Class B
Issued	65	89	106	460
Reinvested	372	1,573	—	—
Redeemed	(774)	(1,466)	(103)	(88)
Change in Class B Shares	(337)	196	3	372

Class C
Issued	95	175	273	2,179
Reinvested	138	656	—	—
Redeemed	(436)	(1,018)	(519)	(322)
Change in Class C Shares	(203)	(187)	(246)	1,857

Select Class
Issued	1,702	5,862	25,009	51,638
Reinvested	271	1,022	—	—
Redeemed	(4,062)	(20,992)	(24,499)	(4,115)
Change in Select Class Shares	(2,089)	(14,108)	510	47,523

Ultra
Issued	47	370	—	—
Reinvested	—	— (a)	—	—
Redeemed	— (a)	(122)	—	—
Change in Ultra Shares	47	248	—	—

(a) Amount rounds to less than one thousand (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund		Mid Cap Value Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$183,018	$562,042
Dividends and distributions reinvested	—	—	73,491	255,309
Cost of shares redeemed	—	—	(475,112)	(1,220,196)
Change in net assets from Class A capital transactions	$—	$—	$(218,603)	$(402,845)

Class B
Proceeds from shares issued	$—	$—	$2,208	$5,312
Dividends and distributions reinvested	—	—	3,951	13,830
Cost of shares redeemed	—	—	(19,308)	(47,140)
Change in net assets from Class B capital transactions	$—	$—	$(13,149)	$(27,998)

Class C
Proceeds from shares issued	$—	$—	$16,255	$32,862
Dividends and distributions reinvested	—	—	10,573	38,842
Cost of shares redeemed	—	—	(82,107)	(209,276)
Change in net assets from Class C capital transactions	$—	$—	$(55,279)	$(137,572)

Class R2 (a)
Proceeds from shares issued	$—	$—	$50	$—
Dividends and distributions reinvested	—	—	3	—
Change in net assets from Class R2 capital transactions	$—	$—	$53	$—

Select Class
Proceeds from shares issued	$123,117	$52,668	$271,663	$85,545
Dividends and distributions reinvested	2,748	13,816	13,683	36,585
Cost of shares redeemed	(75,279)	(99,334)	(182,114)	(367,286)
Change in net assets from Select Class capital transactions	$50,586	$(32,850)	$103,232	$(245,156)

Institutional Class
Proceeds from shares issued	$—	$—	$167,575	$320,236
Dividends and distributions reinvested	—	—	52,063	157,226
Cost of shares redeemed	—	—	(308,260)	(771,785)
Change in net assets from Institutional Class capital transactions	$—	$—	$(88,622)	$(294,323)

Total change in net assets from capital transactions	$50,586	$(32,850)	$(272,368)	$(1,107,894)

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Mid Cap Equity Fund		Mid Cap Value Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	—	—	10,166	22,589
Reinvested	—	—	4,995	10,634
Redeemed	—	—	(26,512)	(49,723)
Change in Class A Shares	—	—	(11,351)	(16,500)

Class B
Issued	—	—	129	224
Reinvested	—	—	276	592
Redeemed	—	—	(1,115)	(1,963)
Change in Class B Shares	—	—	(710)	(1,147)

Class C
Issued	—	—	996	1,398
Reinvested	—	—	736	1,658
Redeemed	—	—	(4,713)	(8,754)
Change in Class C Shares	—	—	(2,981)	(5,698)

Class R2 (a)
Issued	—	—	3	—
Reinvested	—	—	— (b)	—
Change in Class R2 Shares	—	—	3	—

Select Class
Issued	5,121	1,698	15,378	3,444
Reinvested	159	451	921	1,507
Redeemed	(3,882)	(3,029)	(11,172)	(14,684)
Change in Select Class Shares	1,398	(880)	5,127	(9,733)

Institutional Class
Issued	—	—	9,060	12,933
Reinvested	—	—	3,476	6,416
Redeemed	—	—	(17,519)	(30,783)
Change in Institutional Class Shares	—	—	(4,983)	(11,434)

(a) Commencement of offering of class of shares effective November 3, 2008 for the Mid Cap Value Fund.

(b) Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$10,359	$29,825	$38,581	$62,486
Dividends and distributions reinvested	—	3,854	2,351	9,217
Cost of shares redeemed	(24,251)	(145,421)	(33,414)	(80,773)
Change in net assets from Class A capital transactions	$(13,892)	$(111,742)	$7,518	$(9,070)

Class B
Proceeds from shares issued	$511	$1,080	$—	$—
Dividends and distributions reinvested	—	408	—	—
Cost of shares redeemed	(2,537)	(8,089)	—	—
Change in net assets from Class B capital transactions	$(2,026)	$(6,601)	$—	$—

Class C
Proceeds from shares issued	$2,112	$10,774	$11,325	$47,072
Dividends and distributions reinvested	—	2,563	1,307	10,498
Cost of shares redeemed	(20,965)	(96,336)	(31,418)	(74,918)
Change in net assets from Class C capital transactions	$(18,853)	$(82,999)	$(18,786)	$(17,348)

Select Class
Proceeds from shares issued	$18,929	$211,302	$19,275	$35,339
Dividends and distributions reinvested	—	7,496	533	1,132
Cost of shares redeemed	(310,761)	(994,978)	(7,620)	(15,947)
Change in net assets from Select Class capital transactions	$(291,832)	$(776,180)	$12,188	$20,524

Institutional Class
Proceeds from shares issued	$—	$—	$6,937	$9,506
Dividends and distributions reinvested	—	—	280	1,353
Cost of shares redeemed	—	—	(8,929)	(10,904)
Change in net assets from Institutional Class capital transactions	$—	$—	$(1,712)	$(45)

Total change in net assets from capital transactions	$(326,603)	$(977,522)	$(792)	$(5,939)

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	1,024	2,798	3,093	3,346
Reinvested	—	378	216	509
Redeemed	(2,402)	(13,723)	(2,544)	(4,368)
Change in Class A Shares	(1,378)	(10,547)	765	(513)

Class B
Issued	51	103	—	—
Reinvested	—	40	—	—
Redeemed	(255)	(777)	—	—
Change in Class B Shares	(204)	(634)	—	—

Class C
Issued	213	1,025	901	2,512
Reinvested	—	254	120	585
Redeemed	(2,097)	(9,272)	(2,376)	(4,094)
Change in Class C Shares	(1,884)	(7,993)	(1,355)	(997)

Select Class
Issued	1,869	19,665	1,454	1,982
Reinvested	—	734	49	62
Redeemed	(30,730)	(93,277)	(542)	(845)
Change in Select Class Shares	(28,861)	(72,878)	961	1,199

Institutional Class
Issued	—	—	565	519
Reinvested	—	—	26	75
Redeemed	—	—	(645)	(589)
Change in Institutional Class Shares	—	—	(54)	5

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$38.76	$(0.07	)(g)	$(15.10)	$(15.17)	$—	$—	$—
Year Ended June 30, 2008	44.71	(0.27	)(g)	(0.85)	(1.12)	—	(4.83)	(4.83)
Year Ended June 30, 2007	40.68	(0.24	)(g)	7.57	7.33	—	(3.30)	(3.30)
January 1, 2006 through June 30, 2006 (e)	39.13	(0.01	)(g)	1.56	1.55	—	—	—
Year Ended December 31, 2005	38.51	(0.23	)(g)	3.95	3.72	—	(3.10)	(3.10)
Year Ended December 31, 2004	37.47	(0.24	)(g)	6.49	6.25	—	(5.21)	(5.21)
Year Ended December 31, 2003	28.60	(0.34	)(g)	10.61	10.27	—	(1.40)	(1.40)

Class B
Six Months Ended December 31, 2008 (Unaudited)	34.37	(0.13	)(g)	(13.37)	(13.50)	—	—	—
Year Ended June 30, 2008	40.38	(0.43	)(g)	(0.75)	(1.18)	—	(4.83)	(4.83)
Year Ended June 30, 2007	37.22	(0.41	)(g)	6.87	6.46	—	(3.30)	(3.30)
January 1, 2006 through June 30, 2006 (e)	35.89	(0.09	)(g)	1.42	1.33	—	—	—
Year Ended December 31, 2005	35.73	(0.40	)(g)	3.66	3.26	—	(3.10)	(3.10)
Year Ended December 31, 2004	35.27	(0.40	)(g)	6.07	5.67	—	(5.21)	(5.21)
Year Ended December 31, 2003	27.13	(0.48	)(g)	10.02	9.54	—	(1.40)	(1.40)

Class C
Six Months Ended December 31, 2008 (Unaudited)	33.70	(0.13	)(g)	(13.11)	(13.24)	—	—	—
Year Ended June 30, 2008	39.68	(0.42	)(g)	(0.73)	(1.15)	—	(4.83)	(4.83)
Year Ended June 30, 2007	36.63	(0.40	)(g)	6.75	6.35	—	(3.30)	(3.30)
January 1, 2006 through June 30, 2006 (e)	35.32	(0.10	)(g)	1.41	1.31	—	—	—
Year Ended December 31, 2005	35.20	(0.38	)(g)	3.60	3.22	—	(3.10)	(3.10)
Year Ended December 31, 2004	34.81	(0.40	)(g)	6.00	5.60	—	(5.21)	(5.21)
Year Ended December 31, 2003	26.83	(0.47	)(g)	9.85	9.38	—	(1.40)	(1.40)

Class R2
November 3, 2008 (f) through December 31, 2008 (Unaudited)	25.29	(0.01	)(g)	(1.70)	(1.71)	—	—	—

Select Class
Six Months Ended December 31, 2008 (Unaudited)	41.71	(0.03	)(g)	(16.26)	(16.29)	—	—	—
Year Ended June 30, 2008	47.64	(0.18	)(g)	(0.92)	(1.10)	—	(4.83)	(4.83)
Year Ended June 30, 2007	43.05	(0.15	)(g)	8.05	7.90	(0.01)	(3.30)	(3.31)
January 1, 2006 through June 30, 2006 (e)	41.36	0.04	(g)	1.65	1.69	—	—	—
Year Ended December 31, 2005	40.42	(0.13	)(g)	4.17	4.04	—	(3.10)	(3.10)
Year Ended December 31, 2004	38.95	(0.09	)(g)	6.77	6.68	—	(5.21)	(5.21)
Year Ended December 31, 2003	29.57	(0.21	)(g)	10.99	10.78	—	(1.40)	(1.40)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 23.59	(39.14)%	$268,191	1.16%	(0.44)%	1.16%	57%
38.76	(3.02)	472,848	1.14	(0.64)	1.14	107
44.71	19.01	526,157	1.14	(0.59)	1.14	121
40.68	3.96	470,613	1.14	(0.03)	1.17	63
39.13	9.77	458,716	1.17	(0.60)	1.17	119
38.51	16.90	441,000	1.35	(0.61)	1.37	122
37.47	36.10	412,000	1.35	(1.05)	1.46	68

20.87	(39.28)	7,870	1.66	(0.94)	1.66	57
34.37	(3.53)	15,736	1.64	(1.14)	1.64	107
40.38	18.41	20,189	1.64	(1.09)	1.64	121
37.22	3.71	28,031	1.64	(0.50)	1.66	63
35.89	9.23	34,126	1.67	(1.11)	1.67	119
35.73	16.31	51,000	1.85	(1.10)	1.88	122
35.27	35.37	61,000	1.85	(1.55)	1.96	68

20.46	(39.29)	12,376	1.66	(0.94)	1.66	57
33.70	(3.51)	24,643	1.64	(1.14)	1.64	107
39.68	18.41	25,672	1.64	(1.09)	1.64	121
36.63	3.71	20,817	1.64	(0.56)	1.67	63
35.32	9.26	17,120	1.65	(1.07)	1.66	119
35.20	16.32	7,000	1.85	(1.09)	1.87	122
34.81	35.17	4,000	1.85	(1.55)	1.96	68

23.58	(6.76)	47	1.40	(0.22)	1.45	57

25.42	(39.06)	286,070	0.90	(0.18)	0.91	57
41.71	(2.78)	447,647	0.89	(0.39)	0.89	107
47.64	19.30	396,574	0.89	(0.34)	0.89	121
43.05	4.09	321,568	0.89	0.19	0.92	63
41.36	10.10	275,518	0.90	(0.33)	0.90	119
40.42	17.37	43,000	0.93	(0.21)	1.30	122
38.95	36.64	4,000	0.93	(0.63)	1.54	68

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net realized gains
Diversified Mid Cap Growth Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$20.46	$(0.04	)(f)	$(8.02	)(g)	$(8.06)	$(0.38)
Year Ended June 30, 2008	24.89	(0.17	)(f)	(0.45)		(0.62)	(3.81)
Year Ended June 30, 2007	24.85	(0.18	)(f)	4.41		4.23	(4.19)
Year Ended June 30, 2006	23.99	(0.10)		2.97		2.87	(2.01)
Year Ended June 30, 2005	21.84	(0.20)		2.35		2.15	—
Year Ended June 30, 2004	18.15	(0.14)		3.83		3.69	—

Class B
Six Months Ended December 31, 2008 (Unaudited)	16.45	(0.08	)(f)	(6.43	)(g)	(6.51)	(0.38)
Year Ended June 30, 2008	20.88	(0.26	)(f)	(0.36)		(0.62)	(3.81)
Year Ended June 30, 2007	21.59	(0.28	)(f)	3.76		3.48	(4.19)
Year Ended June 30, 2006	21.21	(0.70)		3.09		2.39	(2.01)
Year Ended June 30, 2005	19.44	(0.67)		2.44		1.77	—
Year Ended June 30, 2004	16.29	(0.28)		3.43		3.15	—

Class C
Six Months Ended December 31, 2008 (Unaudited)	18.70	(0.09	)(f)	(7.31	)(g)	(7.40)	(0.38)
Year Ended June 30, 2008	23.21	(0.29	)(f)	(0.41)		(0.70)	(3.81)
Year Ended June 30, 2007	23.57	(0.31	)(f)	4.14		3.83	(4.19)
Year Ended June 30, 2006	22.98	(0.43)		3.03		2.60	(2.01)
Year Ended June 30, 2005	21.07	(0.77)		2.68		1.91	—
Year Ended June 30, 2004	17.65	(0.31)		3.73		3.42	—

Select Class
Six Months Ended December 31, 2008 (Unaudited)	21.68	(0.02	)(f)	(8.49	)(g)	(8.51)	(0.38)
Year Ended June 30, 2008	26.10	(0.12	)(f)	(0.49)		(0.61)	(3.81)
Year Ended June 30, 2007	25.81	(0.12	)(f)	4.60		4.48	(4.19)
Year Ended June 30, 2006	24.78	0.10		2.94		3.04	(2.01)
Year Ended June 30, 2005	22.50	(0.01)		2.29		2.28	—
Year Ended June 30, 2004	18.66	(0.10)		3.94		3.84	—

Ultra
Six Months Ended December 31, 2008 (Unaudited)	21.79	(0.01	)(f)	(8.54	)(g)	(8.55)	(0.38)
Year Ended June 30, 2008	26.19	(0.09	)(f)	(0.50)		(0.59)	(3.81)
Year Ended June 30, 2007	25.85	(0.09	)(f)	4.62		4.53	(4.19)
Year Ended June 30, 2006	24.79	(0.07)		3.14		3.07	(2.01)
February 22, 2005 (e) through June 30, 2005	23.72	(0.04)		1.11		1.07	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Affiliates of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return and the net realized and unrealized gains (losses) on investments per share.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 12.02	(39.34	)%(g)	$223,543	1.24%	(0.51)%	1.45%	55%
20.46	(3.22	)(h)	384,225	1.24	(0.75)	1.39	95
24.89	18.65		480,084	1.24	(0.73)	1.36	119
24.85	12.20		451,565	1.24	(0.42)	1.41	112
23.99	9.84		436,185	1.24	(0.76)	1.37	119
21.84	20.33		544,217	1.24	(0.69)	1.33	48

9.56	(39.51	)(g)	27,927	1.89	(1.19)	1.95	55
16.45	(3.90	)(h)	69,186	1.88	(1.38)	1.89	95
20.88	17.93		123,779	1.86	(1.35)	1.86	119
21.59	11.51		155,268	1.89	(1.07)	1.91	112
21.21	9.10		195,917	1.96	(1.48)	1.98	119
19.44	19.34		238,738	1.97	(1.44)	1.98	48

10.92	(39.52	)(g)	12,794	1.89	(1.18)	1.95	55
18.70	(3.85	)(h)	27,785	1.88	(1.38)	1.89	95
23.21	17.90		38,805	1.86	(1.35)	1.86	119
23.57	11.53		42,448	1.89	(1.07)	1.91	112
22.98	9.06		46,607	1.96	(1.48)	1.98	119
21.07	19.38		67,274	1.97	(1.44)	1.98	48

12.79	(39.20	)(g)	247,132	0.99	(0.28)	1.20	55
21.68	(3.02	)(h)	539,292	0.99	(0.49)	1.13	95
26.10	18.95		740,208	0.99	(0.48)	1.11	119
25.81	12.51		769,574	0.99	(0.19)	1.16	112
24.78	10.13		1,040,265	0.99	(0.50)	1.05	119
22.50	20.58		1,764,404	0.97	(0.44)	0.98	48

12.86	(39.19	)(g)	2,399	0.89	(0.16)	0.95	55
21.79	(2.92	)(h)	3,947	0.88	(0.39)	0.89	95
26.19	19.13		2,749	0.86	(0.34)	0.86	119
25.85	12.63		15,333	0.88	(0.06)	0.91	112
24.79	4.51		11,641	0.88	(0.44)	0.90	119

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

						Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains	Total distributions
Diversified Mid Cap Value Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$8.99	$0.05	(f)	$(2.67	)(g)	$(2.62)	$(0.02)	$(0.61)	$(0.63)
Year Ended June 30, 2008	15.85	0.09	(f)	(2.19)		(2.10)	(0.04)	(4.72)	(4.76)
Year Ended June 30, 2007	15.92	0.12	(f)	2.80		2.92	(0.14)	(2.85)	(2.99)
Year Ended June 30, 2006	19.15	0.12		1.49		1.61	(0.13)	(4.71)	(4.84)
Year Ended June 30, 2005	17.41	0.14		2.29		2.43	(0.14)	(0.55)	(0.69)
Year Ended June 30, 2004	13.54	0.06		3.87		3.93	(0.06)	—	(0.06)

Class B
Six Months Ended December 31, 2008 (Unaudited)	8.24	0.02	(f)	(2.44	)(g)	(2.42)	(0.01)	(0.61)	(0.62)
Year Ended June 30, 2008	15.01	0.01	(f)	(2.04)		(2.03)	(0.02)	(4.72)	(4.74)
Year Ended June 30, 2007	15.24	0.02	(f)	2.66		2.68	(0.06)	(2.85)	(2.91)
Year Ended June 30, 2006	18.54	0.03		1.43		1.46	(0.05)	4.71	(4.76)
Year Ended June 30, 2005	16.92	(0.01)		2.24		2.23	(0.06)	(0.55)	(0.61)
Year Ended June 30, 2004	13.21	(0.06)		3.77		3.71	—	—	—

Class C
Six Months Ended December 31, 2008 (Unaudited)	8.24	0.02	(f)	(2.45	)(g)	(2.43)	(0.01)	(0.61)	(0.62)
Year Ended June 30, 2008	15.01	0.01	(f)	(2.04)		(2.03)	(0.02)	(4.72)	(4.74)
Year Ended June 30, 2007	15.24	0.02	(f)	2.66		2.68	(0.06)	(2.85)	(2.91)
Year Ended June 30, 2006	18.54	0.06		1.40		1.46	(0.05)	(4.71)	(4.76)
Year Ended June 30, 2005	16.92	0.04		2.20		2.24	(0.07)	(0.55)	(0.62)
Year Ended June 30, 2004	13.21	(0.06)		3.77		3.71	—	—	—

Select Class
Six Months Ended December 31, 2008 (Unaudited)	8.93	0.06	(f)	(2.66	)(g)	(2.60)	(0.02)	(0.61)	(0.63)
Year Ended June 30, 2008	15.77	0.11	(f)	(2.17)		(2.06)	(0.06)	(4.72)	(4.78)
Year Ended June 30, 2007	15.85	0.16	(f)	2.78		2.94	(0.17)	(2.85)	(3.02)
Year Ended June 30, 2006	19.07	0.17		1.49		1.66	(0.17)	(4.71)	(4.88)
Year Ended June 30, 2005	17.34	0.21		2.25		2.46	(0.18)	(0.55)	(0.73)
Year Ended June 30, 2004	13.48	0.10		3.86		3.96	(0.10)	—	(0.10)

Ultra
Six Months Ended December 31, 2008 (Unaudited)	8.94	0.06	(f)	(2.65	)(g)	(2.59)	(0.03)	(0.61)	(0.64)
Year Ended June 30, 2008	15.77	0.14	(f)	(2.18)		(2.04)	(0.07)	(4.72)	(4.79)
Year Ended June 30, 2007	15.85	0.17	(f)	2.80		2.97	(0.20)	(2.85)	(3.05)
Year Ended June 30, 2006	19.08	0.18		1.49		1.67	(0.19)	(4.71)	(4.90)
February 22, 2005 (e) through June 30, 2005	18.06	0.11		1.02		1.13	(0.11)	—	(0.11)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Affiliates of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return and the net realized and unrealized gains (losses) on investments per share.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 5.74	(28.91	)%(g)	$82,919	1.24%		1.25%	1.51%	29%
8.99	(15.81	)(h)	130,114	1.25	(i)	0.72	1.40	58
15.85	19.66		212,613	1.22		0.73	1.33	47
15.92	9.45		225,776	1.24		0.70	1.36	52
19.15	14.17		238,939	1.22		0.78	1.33	67
17.41	29.06		231,511	1.19		0.40	1.31	24

5.20	(29.10	)(g)	17,902	1.84		0.62	2.01	29
8.24	(16.35	)(h)	31,181	1.85		0.11	1.91	58
15.01	18.89		53,843	1.83		0.13	1.83	47
15.24	8.89		59,652	1.84		0.09	1.86	52
18.54	13.40		68,550	1.90		(0.03)	1.93	67
16.92	28.08		69,874	1.94		(0.35)	1.96	24

5.19	(29.22	)(g)	8,208	1.84		0.61	2.01	29
8.24	(16.32	)(h)	14,704	1.85		0.09	1.90	58
15.01	18.89		29,590	1.83		0.13	1.83	47
15.24	8.89		32,775	1.84		0.11	1.86	52
18.54	13.43		29,777	1.90		0.11	1.93	67
16.92	28.08		23,155	1.94		(0.35)	1.96	24

5.70	(28.84	)(g)	66,973	0.99		1.47	1.26	29
8.93	(15.64	)(h)	123,635	1.00	(i)	0.89	1.15	58
15.77	19.97		440,662	0.97		0.98	1.08	47
15.85	9.79		602,775	0.99		0.92	1.11	52
19.07	14.46		959,801	0.96		0.87	1.01	67
17.34	29.43		1,541,179	0.94		0.65	0.96	24

5.71	(28.77	)(g)	2,649	0.84		1.67	1.02	29
8.94	(15.50	)(h)	3,734	0.85	(i)	1.21	0.91	58
15.77	20.13		2,672	0.83		1.05	0.83	47
15.85	9.89		7,787	0.84		1.09	0.86	52
19.08	6.25		12,499	0.81		1.67	0.87	67

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Growth Advantage Fund (e)
Class A
Six Months Ended December 31, 2008 (Unaudited)	$8.14	$(0.02	)(h)	$(2.85)	$(2.87)
Year Ended June 30, 2008	8.18	(0.05	)(h)	0.01	(0.04)
Year Ended June 30, 2007	6.63	(0.05	)(h)	1.60	1.55
January 1, 2006 through June 30, 2006 (f)	6.35	(0.01	)(h)	0.29	0.28
Year Ended December 31, 2005	5.74	(0.05	)(h)	0.66	0.61
Year Ended December 31, 2004	4.91	(0.03	)(h)	0.86	0.83
Year Ended December 31, 2003	3.57	(0.04	)(h)	1.38	1.34

Class B
Six Months Ended December 31, 2008 (Unaudited)	7.67	(0.03	)(h)	(2.68)	(2.71)
Year Ended June 30, 2008	7.76	(0.09	)(h)	— (j)	(0.09)
Year Ended June 30, 2007	6.33	(0.10	)(h)	1.53	1.43
January 1, 2006 through June 30, 2006 (f)	6.08	(0.03	)(h)	0.28	0.25
Year Ended December 31, 2005	5.54	(0.09	)(h)	0.63	0.54
Year Ended December 31, 2004	4.77	(0.07	)(h)	0.84	0.77
Year Ended December 31, 2003	3.49	(0.07	)(h)	1.35	1.28

Class C
Six Months Ended December 31, 2008 (Unaudited)	7.68	(0.03	)(h)	(2.69)	(2.72)
Year Ended June 30, 2008	7.76	(0.09	)(h)	0.01	(0.08)
Year Ended June 30, 2007	6.34	(0.11	)(h)	1.53	1.42
May 1, 2006 (g) through June 30, 2006 (f)	6.80	(0.04	)(h)	(0.42)	(0.46)

Select Class
Six Months Ended December 31, 2008 (Unaudited)	8.18	(0.01	)(h)	(2.86)	(2.87)
Year Ended June 30, 2008	8.20	(0.03	)(h)	0.01	(0.02)
Year Ended June 30, 2007	6.64	(0.04	)(h)	1.60	1.56
May 1, 2006 (g) through June 30, 2006 (f)	7.11	(0.01	)(h)	(0.46)	(0.47)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

(g)	Commencement of offering of class of shares.

(h)	Calculated based upon average shares outstanding.

(i)	Includes interest expense of 0.01%.

(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

78   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 5.27	(35.26)%	$53,698	1.35%		(0.51)%	1.35%	64%
8.14	(0.49)	70,546	1.34		(0.58)	1.47	118
8.18	23.38	49,782	1.36	(i)	(0.71)	1.66	159
6.63	4.41	71,538	1.35		(0.37)	1.90	81
6.35	10.63	54,737	1.35		(0.81)	1.75	140
5.74	16.90	54,000	1.35		(0.61)	1.79	118
4.91	37.53	58,000	1.35		(1.05)	1.77	69

4.96	(35.33)	2,817	1.85		(1.03)	1.85	64
7.67	(1.16)	4,340	1.91		(1.16)	1.94	118
7.76	22.59	1,501	2.06	(i)	(1.43)	2.17	159
6.33	4.11	1,230	2.05		(1.02)	2.40	81
6.08	9.75	1,359	2.05		(1.51)	2.24	140
5.54	16.14	3,000	2.05		(1.31)	2.29	118
4.77	36.68	3,000	2.05		(1.75)	2.33	69

4.96	(35.42)	8,149	1.85		(1.04)	1.85	64
7.68	(1.03)	14,499	1.88		(1.16)	1.89	118
7.76	22.40	251	2.07	(i)	(1.49)	2.18	159
6.34	(6.76)	14	2.05		(1.32)	2.37	81

5.31	(35.09)	262,088	1.10		(0.27)	1.10	64
8.18	(0.24)	399,777	1.09		(0.41)	1.12	118
8.20	23.49	10,985	1.11	(i)	(0.50)	1.45	159
6.64	(6.61)	14	1.10		(0.37)	1.61	81

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mid Cap Equity Fund
Select Class
Six Months Ended December 31, 2008 (Unaudited)	$28.63	$0.09		$(9.59)	$(9.50)	$(0.02)	$(1.30)	$(1.32)
Year Ended June 30, 2008	37.93	0.11		(2.80)	(2.69)	(0.11)	(6.50)	(6.61)
Year Ended June 30, 2007	34.51	0.12		6.13	6.25	(0.10)	(2.73)	(2.83)
January 1, 2006 through June 30, 2006 (e)	32.87	0.14	(f)	1.64	1.78	(0.14)	—	(0.14)
Year Ended December 31, 2005	33.30	0.10	(f)	3.09	3.19	(0.09)	(3.53)	(3.62)
Year Ended December 31, 2004	31.18	0.14		5.85	5.99	(0.14)	(3.73)	(3.87)
Year Ended December 31, 2003	24.39	0.13		7.71	7.84	(0.13)	(0.92)	(1.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

80   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 17.81	(33.01)%	$142,835	0.90%	0.79%	1.12%	69%
28.63	(8.19)	189,589	0.91	0.32	1.12	79
37.93	18.97	284,546	0.90	0.35	1.09	82
34.51	5.42	298,104	0.90	0.85	1.08	41
32.87	9.61	268,582	0.90	0.29	1.08	99
33.30	19.36	227,000	0.90	0.32	1.14	102
31.18	32.29	194,000	0.90	0.48	1.14	62

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mid Cap Value Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$21.91	$0.13	(g)	$(5.95)	$(5.82)	$(0.06)	$(0.69)	$(0.75)
Year Ended June 30, 2008	27.71	0.16		(3.78)	(3.62)	(0.12)	(2.06)	(2.18)
Year Ended June 30, 2007	24.73	0.17		4.21	4.38	(0.25)	(1.15)	(1.40)
January 1, 2006 through June 30, 2006 (e)	23.28	0.14		1.31	1.45	—	—	—
Year Ended December 31, 2005	22.05	0.12	(g)	1.84	1.96	(0.12)	(0.61)	(0.73)
Year Ended December 31, 2004	18.62	0.07	(g)	3.71	3.78	(0.04)	(0.31)	(0.35)
Year Ended December 31, 2003	14.44	0.09	(g)	4.25	4.34	(0.05)	(0.11)	(0.16)

Class B
Six Months Ended December 31, 2008 (Unaudited)	21.39	0.08	(g)	(5.79)	(5.71)	—	(0.69)	(0.69)
Year Ended June 30, 2008	27.11	0.03		(3.69)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.21	0.05		4.12	4.17	(0.12)	(1.15)	(1.27)
January 1, 2006 through June 30, 2006 (e)	22.86	0.08		1.27	1.35	—	—	—
Year Ended December 31, 2005	21.66	—	(g) (h)	1.81	1.81	—	(0.61)	(0.61)
Year Ended December 31, 2004	18.37	(0.06)		3.66	3.60	—	(0.31)	(0.31)
Year Ended December 31, 2003	14.32	(0.03)		4.19	4.16	—	(0.11)	(0.11)

Class C
Six Months Ended December 31, 2008 (Unaudited)	21.45	0.08	(g)	(5.82)	(5.74)	—	(0.69)	(0.69)
Year Ended June 30, 2008	27.17	0.04		(3.70)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.26	0.05		4.13	4.18	(0.12)	(1.15)	(1.27)
January 1, 2006 through June 30, 2006 (e)	22.90	0.08		1.28	1.36	—	—	—
Year Ended December 31, 2005	21.70	—	(g) (h)	1.81	1.81	— (h)	(0.61)	(0.61)
Year Ended December 31, 2004	18.41	(0.06)		3.66	3.60	—	(0.31)	(0.31)
Year Ended December 31, 2003	14.35	(0.03)		4.20	4.17	— (h)	(0.11)	(0.11)

Class R2
November 3, 2008 (f) through December 31, 2008 (Unaudited)	16.34	0.07	(g)	(0.33)	(0.26)	(0.16)	(0.69)	(0.85)

Select Class
Six Months Ended December 31, 2008 (Unaudited)	22.14	0.16	(g)	(6.02)	(5.86)	(0.13)	(0.69)	(0.82)
Year Ended June 30, 2008	27.96	0.27		(3.85)	(3.58)	(0.18)	(2.06)	(2.24)
Year Ended June 30, 2007	24.93	0.27		4.22	4.49	(0.31)	(1.15)	(1.46)
January 1, 2006 through June 30, 2006 (e)	23.44	0.17		1.32	1.49	—	—	—
Year Ended December 31, 2005	22.18	0.18	(g)	1.85	2.03	(0.16)	(0.61)	(0.77)
Year Ended December 31, 2004	18.70	0.12	(g)	3.74	3.86	(0.07)	(0.31)	(0.38)
Year Ended December 31, 2003	14.48	0.12	(g)	4.27	4.39	(0.06)	(0.11)	(0.17)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

82   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 15.34	(26.38)%	$1,689,117	1.25%	1.42%	1.41%	24%
21.91	(13.70)	2,661,377	1.25	0.66	1.42	31
27.71	18.21	3,822,632	1.25	0.71	1.35	45
24.73	6.23	3,001,515	1.25	1.15	1.39	20
23.28	8.87	2,822,767	1.25	0.54	1.39	45
22.05	20.32	1,333,000	1.25	0.34	1.60	41
18.62	30.07	275,000	1.25	0.51	1.65	32

14.99	(26.54)	103,606	1.75	0.91	1.91	24
21.39	(14.14)	163,091	1.75	0.15	1.92	31
27.11	17.65	237,745	1.75	0.20	1.85	45
24.21	5.91	229,998	1.75	0.64	1.89	20
22.86	8.36	233,396	1.77	(0.01)	1.89	45
21.66	19.60	173,000	1.90	(0.32)	2.10	41
18.37	29.06	68,000	1.95	(0.21)	2.19	32

15.02	(26.60)	322,124	1.75	0.91	1.91	24
21.45	(14.11)	523,722	1.75	0.14	1.92	31
27.17	17.64	818,261	1.75	0.20	1.85	45
24.26	5.94	790,689	1.75	0.64	1.89	20
22.90	8.34	822,366	1.76	0.01	1.89	45
21.70	19.56	483,000	1.90	(0.31)	2.10	41
18.41	29.09	103,000	1.95	(0.19)	2.19	32

15.23	(1.34)	49	1.50	2.96	1.68	24

15.46	(26.29)	583,247	1.00	1.77	1.16	24
22.14	(13.46)	721,777	1.00	0.90	1.16	31
27.96	18.49	1,183,839	1.00	0.95	1.10	45
24.93	6.36	1,255,960	1.00	1.40	1.14	20
23.44	9.16	1,222,881	1.00	0.80	1.13	45
22.18	20.67	485,000	1.00	0.60	1.20	41
18.70	30.34	76,000	1.00	0.74	1.24	32

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mid Cap Value Fund (continued)
Institutional Class
Six Months Ended December 31, 2008 (Unaudited)	$22.31	$0.18	(f)	$(6.06)	$(5.88)	$(0.18)	$(0.69)	$(0.87)
Year Ended June 30, 2008	28.17	0.31		(3.85)	(3.54)	(0.26)	(2.06)	(2.32)
Year Ended June 30, 2007	25.10	0.30		4.29	4.59	(0.37)	(1.15)	(1.52)
January 1, 2006 through June 30, 2006 (e)	23.58	0.20		1.32	1.52	—	—	—
Year Ended December 31, 2005	22.30	0.24	(f)	1.86	2.10	(0.21)	(0.61)	(0.82)
Year Ended December 31, 2004	18.77	0.17	(f)	3.77	3.94	(0.10)	(0.31)	(0.41)
Year Ended December 31, 2003	14.52	0.17	(f)	4.27	4.44	(0.08)	(0.11)	(0.19)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

84   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.56	(26.17)%	$1,161,529	0.75%	1.93%	1.01%	24%
22.31	(13.25)	1,777,057	0.75	1.16	1.02	31
28.17	18.82	2,566,230	0.75	1.21	0.95	45
25.10	6.45	2,009,351	0.75	1.65	0.99	20
23.58	9.42	1,915,393	0.75	1.02	0.98	45
22.30	20.99	1,215,000	0.75	0.83	1.05	41
18.77	30.62	334,000	0.75	1.00	1.07	32

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of Capital	Total distributions	Redemption fees
Multi-Cap Market Neutral Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$10.23	$(0.01	)(e)	$(0.15)	$(0.16)	$—	$—	$—	$—	$—
Year Ended June 30, 2008	11.24	0.28	(e)	(0.74)	(0.46)	(0.54)	—	(0.01)	(0.55)	—
Year Ended June 30, 2007	10.98	0.37		0.20	0.57	(0.31)	—	—	(0.31)	—
Year Ended June 30, 2006	10.93	0.26		0.28	0.54	(0.17)	(0.32)	—	(0.49)	—	(f)
Year Ended June 30, 2005	10.61	0.04		0.40	0.44	—	(0.12)	—	(0.12)	—
Year Ended June 30, 2004	10.05	(0.05)		0.64	0.59	—	(0.03)	—	(0.03)	—

Class B
Six Months Ended December 31, 2008 (Unaudited)	10.10	(0.05	)(e)	(0.15)	(0.20)	—	—	—	—	—
Year Ended June 30, 2008	11.07	0.17	(e)	(0.70)	(0.53)	(0.43)	—	(0.01)	(0.44)	—
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	—	(0.22)	—
Year Ended June 30, 2006	10.76	0.17		0.28	0.45	(0.09)	(0.32)	—	(0.41)	—	(f)
Year Ended June 30, 2005	10.53	(0.02)		0.37	0.35	—	(0.12)	—	(0.12)	—
Year Ended June 30, 2004	10.04	(0.12)		0.64	0.52	—	(0.03)	—	(0.03)	—

Class C
Six Months Ended December 31, 2008 (Unaudited)	10.12	(0.05	)(e)	(0.15)	(0.20)	—	—	—	—	—
Year Ended June 30, 2008	11.07	0.19	(e)	(0.71)	(0.52)	(0.42)	—	(0.01)	(0.43)	—
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	—	(0.22)	—
Year Ended June 30, 2006	10.77	0.17		0.27	0.44	(0.09)	(0.32)	—	(0.41)	—	(f)
Year Ended June 30, 2005	10.53	(0.01)		0.37	0.36	—	(0.12)	—	(0.12)	—
Year Ended June 30, 2004	10.04	(0.10)		0.62	0.52	—	(0.03)	—	(0.03)	—

Select Class
Six Months Ended December 31, 2008 (Unaudited)	10.27	—	(e) (f)	(0.16)	(0.16)	—	—	—	—	—
Year Ended June 30, 2008	11.31	0.30	(e)	(0.73)	(0.43)	(0.60)	—	(0.01)	(0.61)	—
Year Ended June 30, 2007	11.04	0.36		0.25	0.61	(0.34)	—	—	(0.34)	—
Year Ended June 30, 2006	10.99	0.24		0.32	0.56	(0.19)	(0.32)	—	(0.51)	—	(f)
Year Ended June 30, 2005	10.64	0.07		0.40	0.47	—	(0.12)	—	(0.12)	—
Year Ended June 30, 2004	10.05	(0.04)		0.66	0.62	—	(0.03)	—	(0.03)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

86   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expense for securities sold short) (d)	Net expenses (excluding dividend expense for securities sold short) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expense for securities sold short)	Portfolio turnover rate (b)

$ 10.07	(1.56)%	$62,686	2.84%	1.50%	(0.26)%	3.28%	1.94%	92%
10.23	(4.00)	77,838	2.52	1.51	2.62	2.94	1.93	116
11.24	5.27	204,059	2.69	1.50	3.32	3.10	1.91	96
10.98	5.14	190,855	2.60	1.50	2.38	3.02	1.92	121
10.93	4.23	197,816	2.39	1.50	0.58	2.75	1.86	198
10.61	5.83	114,731	2.38	1.50	(0.88)	2.73	1.85	257

9.90	(1.98)	14,055	3.59	2.24	(1.00)	3.78	2.44	92
10.10	(4.77)	16,402	3.28	2.26	1.66	3.45	2.43	116
11.07	4.56	24,974	3.44	2.25	2.60	3.60	2.41	96
10.80	4.33	28,129	3.35	2.25	1.63	3.52	2.42	121
10.76	3.40	32,280	3.17	2.28	(0.28)	3.36	2.47	198
10.53	5.14	29,222	3.13	2.25	(1.65)	3.43	2.55	257

9.92	(1.98)	70,103	3.59	2.24	(1.00)	3.78	2.44	92
10.12	(4.71)	90,603	3.28	2.26	1.79	3.45	2.43	116
11.07	4.56	187,546	3.44	2.25	2.60	3.60	2.41	96
10.80	4.25	200,403	3.35	2.25	1.61	3.52	2.42	121
10.77	3.50	243,243	3.15	2.26	(0.24)	3.35	2.46	198
10.53	5.14	186,136	3.13	2.25	(1.64)	3.40	2.55	257

10.11	(1.56)	627,739	2.59	1.25	(0.01)	3.03	1.69	92
10.27	(3.73)	933,631	2.27	1.25	2.79	2.69	1.67	116
11.31	5.59	1,852,145	2.44	1.25	3.55	2.85	1.66	96
11.04	5.36	1,457,434	2.35	1.25	2.71	2.77	1.67	121
10.99	4.50	991,169	2.14	1.25	0.78	2.44	1.55	198
10.64	6.13	629,820	2.13	1.25	(0.63)	2.42	1.54	257

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Value Advantage Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$16.38	$0.15	(g)	$(4.81)	$(4.66)	$(0.20)	$(0.07)	$(0.27)
Year Ended June 30, 2008	20.45	0.35		(3.19)	(2.84)	(0.24)	(0.99)	(1.23)
Year Ended June 30, 2007	17.17	0.26	(g)	3.42	3.68	(0.12)	(0.28)	(0.40)
January 1, 2006 through June 30, 2006 (e)	15.88	0.10	(g)	1.19	1.29	—	—	—
February 28, 2005 (f) through December 31, 2005	15.00	0.13	(g)	0.99	1.12	(0.06)	(0.18)	(0.24)

Class C
Six Months Ended December 31, 2008 (Unaudited)	16.25	0.11	(g)	(4.74)	(4.63)	(0.10)	(0.07)	(0.17)
Year Ended June 30, 2008	20.31	0.26		(3.18)	(2.92)	(0.15)	(0.99)	(1.14)
Year Ended June 30, 2007	17.10	0.17	(g)	3.38	3.55	(0.06)	(0.28)	(0.34)
January 1, 2006 through June 30, 2006 (e)	15.85	0.05	(g)	1.20	1.25	—	—	—
February 28, 2005 (f) through December 31, 2005	15.00	0.06	(g)	1.00	1.06	(0.03)	(0.18)	(0.21)

Select Class
Six Months Ended December 31, 2008 (Unaudited)	16.44	0.17	(g)	(4.82)	(4.65)	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2008	20.52	0.37		(3.17)	(2.80)	(0.29)	(0.99)	(1.28)
Year Ended June 30, 2007	17.22	0.31	(g)	3.43	3.74	(0.16)	(0.28)	(0.44)
January 1, 2006 through June 30, 2006 (e)	15.91	0.12	(g)	1.19	1.31	—	—	—
February 28, 2005 (f) through December 31, 2005	15.00	0.15	(g)	1.01	1.16	(0.07)	(0.18)	(0.25)

Institutional Class
Six Months Ended December 31, 2008 (Unaudited)	16.40	0.19	(g)	(4.83)	(4.64)	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2008	20.47	0.44		(3.19)	(2.75)	(0.33)	(0.99)	(1.32)
Year Ended June 30, 2007	17.16	0.39	(g)	3.38	3.77	(0.18)	(0.28)	(0.46)
January 1, 2006 through June 30, 2006 (e)	15.83	0.25	(g)	1.08	1.33	—	—	—
February 28, 2005 (f) through December 31, 2005	15.00	0.11	(g)	0.99	1.10	(0.09)	(0.18)	(0.27)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of operations.

(g)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

88   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 11.45	(28.33)%	$115,526	1.25%	2.21%	1.44%	41%
16.38	(14.42)	152,696	1.25	1.87	1.43	103
20.45	21.58	201,151	1.25	1.36	1.41	77
17.17	8.12	77,691	1.25	1.16	1.67	55
15.88	7.46	45,163	1.25	1.02	1.82	90

11.45	(28.44)	112,718	1.75	1.62	1.94	41
16.25	(14.86)	182,093	1.75	1.36	1.93	103
20.31	20.93	247,794	1.75	0.87	1.91	77
17.10	7.89	83,777	1.75	0.64	2.17	55
15.85	7.03	55,875	1.75	0.47	2.39	90

11.47	(28.18)	45,375	1.00	2.55	1.20	41
16.44	(14.19)	49,262	1.00	2.18	1.18	103
20.52	21.89	36,884	1.00	1.62	1.16	77
17.22	8.23	5,275	1.00	1.42	1.42	55
15.91	7.71	3,107	1.00	1.14	1.87	90

11.42	(28.13)	13,224	0.75	2.70	1.05	41
16.40	(13.97)	19,872	0.75	2.37	1.03	103
20.47	22.16	24,710	0.75	1.97	1.00	77
17.16	8.40	773	0.75	3.03	1.25	55
15.83	7.32	20	0.75	0.87	3.01	90

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   89

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The funds covered by this report are series of JPM I, JPM II, JPMMFIT and JPMFMFG (collectively, the “Trusts”) as noted below.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Capital Growth Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM I
Diversified Mid Cap Growth Fund	Class A, Class B, Class C, Select Class and Ultra	JPM II
Diversified Mid Cap Value Fund	Class A, Class B, Class C, Select Class and Ultra	JPM II
Growth Advantage Fund	Class A, Class B, Class C and Select Class	JPMMFIT
Mid Cap Equity Fund	Select Class	JPM I
Mid Cap Value Fund	Class A, Class B, Class C, Class R2, Select Class and Institutional Class	JPMFMFG
Multi-Cap Market Neutral Fund	Class A, Class B, Class C and Select Class	JPM II
Value Advantage Fund	Class A, Class C, Select Class and Institutional Class	JPM I

Class R2 Shares commenced operations on November 3, 2008 for the Capital Growth Fund and Mid Cap Value Fund.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Select Class, Institutional Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity

90   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Funds adopted Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Capital Growth Fund
Level 1 — Quoted prices	$604,664	$—
Level 2 — Other significant observable inputs	6,959	—
Level 3 — Significant unobservable inputs	—	—
Total	$611,623	$—

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Diversified Mid Cap Growth Fund
Level 1 — Quoted prices	$527,207	$—
Level 2 — Other significant observable inputs	24,223	—
Level 3 — Significant unobservable inputs	—	—
Total	$551,430	$—

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Diversified Mid Cap Value Fund
Level 1 — Quoted prices	$193,732	$—
Level 2 — Other significant observable inputs	16,604	—
Level 3 — Significant unobservable inputs	—	—
Total	$210,336	$—

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Growth Advantage Fund
Level 1 — Quoted prices	$352,097	$—
Level 2 — Other significant observable inputs	5,764	—
Level 3 — Significant unobservable inputs	—	—
Total	$357,861	$—

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   91

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Mid Cap Equity Fund
Level 1 — Quoted prices	$144,001	$—
Level 2 — Other significant observable inputs	—	—
Level 3 — Significant unobservable inputs	—	—
Total	$144,001	$—

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Mid Cap Value Fund
Level 1 — Quoted prices	$3,969,979	$—
Level 2 — Other significant observable inputs	52,496	—
Level 3 — Significant unobservable inputs	—	—
Total	$4,022,475	$—

Valuation Inputs	Investments in Securities	Liabilities in Securities Sold Short†	Other Financial Instruments*
Multi-Cap Market Neutral Fund
Level 1 — Quoted prices	$777,733	$(653,366)	$—
Level 2 — Other significant observable inputs	1,696	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$779,429	$(653,366)	$—

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Value Advantage Fund
Level 1 — Quoted prices	$280,664	$—
Level 2 — Other significant observable inputs	5,602	—
Level 3 — Significant unobservable inputs	—	—
Total	$286,266	$—

†	Liabilities in securities sold short may include written options.

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following are the values and percentages of net assets of illiquid securities as of December 31, 2008 (amounts in thousands):

	Value	Percentage
Capital Growth Fund	$6,959	1.2%
Mid Cap Value Fund	2,485	0.1

C.  Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D.  Short Sales — The Funds (except Diversified Mid Cap Growth Fund and Diversified Mid Cap Value Fund) may engage in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Funds are subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the

92   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

contractual terms. Dividend expense on securities sold short is treated as an expense on the Statements of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statements of Assets and Liabilities. The Funds will incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds’ loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Funds will realize a gain if the price of the security declines between those dates.

As of December 31, 2008, the Multi-Cap Market Neutral Fund had outstanding short sales as listed on its Schedule of Portfolio Investments.

E.  Securities Lending — To generate additional income, each Fund (except the Multi-Cap Market Neutral Fund and Value Advantage Fund) may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). Effective September 2, 2008, Goldman Sachs Bank USA (“GS Bank”) serves as lending agent to the Growth Advantage Fund and Mid Cap Equity Fund pursuant to a new Securities Lending Agreement approved by the Board of Trustees (the “GS Bank Securities Lending Agreement”). Prior to September 2, 2008, JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, served as lending agent for the Growth Advantage Fund and the Mid Cap Equity Fund pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “JPMCB Securities Lending Agreement”). JPMCB serves as lending agent to the Capital Growth Fund, Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Mid Cap Value Fund pursuant to the JPMCB Securities Lending Agreement.

Under the GS Bank Securities Lending Agreement, GS Bank acting as agent for the Growth Advantage Fund and Mid Cap Equity Fund, loans securities to approved borrowers in exchange for collateral equal to at least 102% of the value of the loaned securities plus accrued interest. The borrowers are required to secure their loans continuously at 102% of the value of the loaned securities. Cash received from borrowers is invested in the JPMorgan Prime Money Market Fund as detailed in the investment guidelines contained in the GS Bank Securities Lending Agreement. During the term of the loan, Growth Advantage Fund and Mid Cap Equity Fund receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the GS Bank Securities Lending Agreement. Pursuant to the GS Bank Securities Lending Agreement, loans are required to be secured only by cash, for which Growth Advantage Fund and Mid Cap Equity Fund retain the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. Any risk of loss associated with the investment of cash collateral is borne by the Growth Advantage Fund and Mid Cap Equity Fund and not by the borrower.

Under the JPMCB Securities Lending Agreement, JPMCB, acting as agent for the Capital Growth Fund, Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Mid Cap Value Fund, loans securities to approved borrowers pursuant to approved borrower agreements. At the inception of a loan, securities are exchanged for collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest and 105% of the value of loaned international (non-USD denominated) securities, plus accrued interest. The JPMCB Securities Lending Agreement, requires that JPMCB daily mark to market the loaned security and request additional cash if the amount of cash received from the borrower was less than 100% of the value of the loaned security. During the term of the loan, the Capital Growth Fund, Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Mid Cap Value Fund receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the JPMCB Securities Lending Agreement. The Capital Growth Fund, Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Mid Cap Value Fund retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Capital Growth Fund, Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Mid Cap Value Fund.

The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net).

The following Funds invested a portion of the cash collateral they received in the JPMorgan Prime Money Market Fund. The Advisor of the Funds waived the following amounts of its fee, which offsets the shareholder servicing fees and other expenses, excluding advisory fees, incurred by JPMorgan Prime Money Market Fund on the Funds’ respective investment in JPMorgan Prime Money Market Fund. A portion of the reimbursement is voluntary (amounts in thousands):

Capital Growth Fund	$6
Diversified Mid Cap Growth Fund	2
Diversified Mid Cap Value Fund	1
Growth Advantage Fund	6
Mid Cap Equity Fund	1
Mid Cap Value Fund	30

Information on the investment of cash collateral is shown in the Schedules of Portfolio Investments.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   93

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

Under the GS Bank Securities Lending Agreement, GS Bank compensates JPMCB for certain operational services, which may include processing transactions, termination of loans and recordkeeping, provided by JPMCB.

Effective September 2, 2008, under the JPMCB Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to (i) 0.03% of the average dollar value of loans of U.S. Securities outstanding during a given month, and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

Prior to September 2, 2008, under the JPMCB Securities Lending Agreement, JPMCB was entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. During the period July 1, 2007 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. During the period March 1, 2008 to September 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Securities lending transactions involve counterparty risks, including the risk that the loaned securities may not be returned or returned in a timely manner. In addition, the Funds bear the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the collateral declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Funds may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage to the Funds. Subject to certain conditions, the applicable lending agent agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. As of December 31, 2008, the Capital Growth Fund, Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Mid Cap Value Fund had unrealized losses on cash collateral investments as disclosed in their Schedule of Portfolio Investments. The risk of loss associated with such investments is borne by the Funds and does not trigger additional collateral requirements from the borrower.

As of December 31, 2008, the following Funds had securities with the following values on loan, received the following collateral and, for the six months then ended, paid the following (amounts in thousands):

	Value of Loaned Securities	Value of Collateral	Lending Agent Fees Paid to JPMCB	Lending Agent Fees Paid to GS Bank
Capital Growth Fund	$37,438	$37,562	$7	$—
Diversified Mid Cap Growth Fund	31,596	30,278	6	—
Diversified Mid Cap Value Fund	31,803	30,858	6	—
Growth Advantage Fund	35,020	35,274	2	9
Mid Cap Equity Fund	4,845	4,525	1	1
Mid Cap Value Fund	183,444	183,137	35	—

F.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

94   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds have recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations, and interpretations thereof. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually, except for the Diversified Mid Cap Growth, Diversified Mid Cap Value and Mid Cap Equity Funds, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

J. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Capital Growth Fund, Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Value Fund and Value Advantage Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Multi-Cap Market Neutral Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Capital Growth Fund	0.40%
Diversified Mid Cap Growth Fund	0.65
Diversified Mid Cap Value Fund	0.65
Growth Advantage Fund	0.65
Mid Cap Equity Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by their Advisors or their affiliates. The Advisors, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months ended December 31, 2008 were as follows (excluding the reimbursement disclosed in Note 2.E. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Capital Growth Fund	$19
Diversified Mid Cap Growth Fund	14
Diversified Mid Cap Value Fund	2
Growth Advantage Fund	11
Mid Cap Equity Fund	7
Mid Cap Value Fund	110
Multi-Cap Market Neutral Fund	77
Value Advantage Fund	12

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2008, the annualized effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Capital Growth Fund	0.25%	0.75%	0.75%	0.50%
Diversified Mid Cap Growth Fund	0.25	0.75	0.75	n/a
Diversified Mid Cap Value Fund	0.25	0.75	0.75	n/a
Growth Advantage Fund	0.25	0.75	0.75	n/a
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2008, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Capital Growth Fund	$6	$6
Diversified Mid Cap Growth Fund	4	26
Diversified Mid Cap Value Fund	1	17
Growth Advantage Fund	8	8
Mid Cap Value Fund	18	135
Multi-Cap Market Neutral Fund	3	18
Value Advantage Fund	10	4

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Ultra Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Select Class	Institutional Class
Capital Growth Fund	0.25%	0.25%	0.25%	0.25%	0.25%	n/a
Diversified Mid Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	n/a
Diversified Mid Cap Value Fund	0.25	0.25	0.25	n/a	0.25	n/a
Growth Advantage Fund	0.25	0.25	0.25	n/a	0.25	n/a
Mid Cap Equity Fund	n/a	n/a	n/a	n/a	0.25	n/a
Mid Cap Value Fund	0.25	0.25	0.25	0.25	0.25	0.10%
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	0.25	n/a
Value Advantage Fund	0.25	n/a	0.25	n/a	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

96   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Select Class	Institutional Class	Ultra
Capital Growth Fund	1.35%	1.85%	1.85%	1.40%	0.93%	n/a	n/a
Diversified Mid Cap Growth Fund	1.24	1.99	1.99	n/a	0.99	n/a	0.89%
Diversified Mid Cap Value Fund	1.24	1.99	1.99	n/a	0.99	n/a	0.84
Growth Advantage Fund	1.35	2.05	2.05	n/a	1.10	n/a	n/a
Mid Cap Equity Fund	n/a	n/a	n/a	n/a	1.00	n/a	n/a
Mid Cap Value Fund	1.25	2.00	2.00	1.50	1.00	0.75%	n/a
Multi-Cap Market Neutral Fund	1.75	2.50	2.50	n/a	1.50	n/a	n/a
Value Advantage Fund	1.25	n/a	1.75	n/a	1.00	0.75	n/a

The contractual expense limitation agreements were in effect for the six months ended December 31, 2008. The contractual expense limitation percentages in the table above are in place until at least October 31, 2009.

For the six months ended December 31, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Capital Growth Fund	$—	$—	$12	$12
Diversified Mid Cap Growth Fund	33	185	508	726
Diversified Mid Cap Value Fund	90	101	100	291
Growth Advantage Fund	—	—	14	14
Mid Cap Equity Fund	—	—	116	116
Mid Cap Value Fund	2,313	1,138	738	4,189
Multi-Cap Market Neutral Fund	232	68	900	1,200
Value Advantage Fund	214	114	7	335

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Diversified Mid Cap Growth Fund	$—	$11	$—	$11
Diversified Mid Cap Value Fund	5	10	—	15
Mid Cap Equity Fund	—	9	86	95
Mid Cap Value Fund	295	145	—	440
Multi-Cap Market Neutral Fund	481	131	171	783

An affiliate of JPMCB made a payment to the Diversified Mid Cap Growth Fund and the Diversified Mid Cap Value Fund of approximately $24,000 and $9,000, respectively, relating to an operational error.

G.  Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   97

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2008, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with Advisors.

The Funds may use related party broker/dealers. For the six months ended December 31, 2008, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Capital Growth Fund	$426,731	$436,951	$—	$—
Diversified Mid Cap Growth Fund	415,754	520,678	—	—
Diversified Mid Cap Value Fund	71,993	92,373	—	—
Growth Advantage Fund	315,694	271,348	—	—
Mid Cap Equity Fund	170,211	129,300	—	—
Mid Cap Value Fund	1,186,009	1,550,466	—	—
Multi-Cap Market Neutral Fund	791,237	783,372	684,184	687,578
Value Advantage Fund	135,921	135,476	—	—

During the six months ended December 31, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2008, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Capital Growth Fund	$755,732	$34,858	$178,967	$(144,109)
Diversified Mid Cap Growth Fund	686,899	31,364	166,833	(135,469)
Diversified Mid Cap Value Fund	259,274	11,993	60,931	(48,938)
Growth Advantage Fund	437,704	8,725	88,568	(79,843)
Mid Cap Equity Fund	165,637	8,699	30,335	(21,636)
Mid Cap Value Fund	5,038,096	177,927	1,193,548	(1,015,621)
Multi-Cap Market Neutral Fund	940,671	29,061	190,303	(161,242)
Value Advantage Fund	404,314	5,044	123,092	(118,048)

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

98   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2008. The average borrowings from the Facility for the six months ended December 31, 2008, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Mid Cap Equity Fund	$12,123	5	$1

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

For Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund, Growth Advantage Fund and Mid Cap Equity Fund, one or more affiliates of the Funds’ investment adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions, if any, may impact the Funds’ performance.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Bank One Investment Advisors Corporation (“BOIA”) (now known as JPMIA) entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009.

9. Reorganization

On February 18, 2009, the Board of Trustees of JPM I and JPM II approved the merger of the JPMorgan Capital Growth Fund into the JPMorgan Diversified Mid Cap Growth Fund and the merger of the JPMorgan Diversified Mid Cap Value Fund into the JPMorgan Mid Cap Value Fund. Completion of each individual merger is subject to a number of conditions, including approval by the shareholders of the JPMorgan Capital Growth Fund and the JPMorgan Diversified Mid Cap Value Fund. These approvals will be sought at a shareholder meeting to be held on or about June 15, 2009. If approved by shareholders, the mergers are expected to occur on or about June 26, 2009.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   99

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2008, and continued to hold your shares at the end of the reporting period, December 31, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid July 1, 2008 to December 31, 2008	Annualized Expense Ratio
Capital Growth Fund
Class A
Actual*	$1,000.00	$608.60	$4.70	1.16%
Hypothetical*	1,000.00	1,019.36	5.90	1.16
Class B
Actual*	1,000.00	607.20	6.72	1.66
Hypothetical*	1,000.00	1,016.84	8.44	1.66
Class C
Actual*	1,000.00	607.10	6.72	1.66
Hypothetical*	1,000.00	1,016.84	8.44	1.66
Class R2
Actual**	1,000.00	932.40	2.15	1.40
Hypothetical*	1,000.00	1,018.15	7.12	1.40
Select Class
Actual*	1,000.00	609.40	3.65	0.90
Hypothetical*	1,000.00	1,020.67	4.58	0.90
Diversified Mid Cap Growth Fund
Class A
Actual*	1,000.00	606.60	5.02	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class B
Actual*	1,000.00	604.90	7.64	1.89
Hypothetical*	1,000.00	1,015.68	9.60	1.89

100   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid July 1, 2008 to December 31, 2008	Annualized Expense Ratio
Diversified Mid Cap Growth Fund — continued
Class C
Actual*	$1,000.00	$604.80	$7.65	1.89%
Hypothetical*	1,000.00	1,015.68	9.60	1.89
Select Class
Actual*	1,000.00	608.00	4.01	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Ultra
Actual*	1,000.00	608.10	3.61	0.89
Hypothetical*	1,000.00	1,020.72	4.53	0.89
Diversified Mid Cap Value Fund
Class A
Actual*	1,000.00	710.90	5.35	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class B
Actual*	1,000.00	709.00	7.93	1.84
Hypothetical*	1,000.00	1,015.93	9.35	1.84
Class C
Actual*	1,000.00	707.80	7.92	1.84
Hypothetical*	1,000.00	1,015.93	9.35	1.84
Select Class
Actual*	1,000.00	711.60	4.27	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Ultra
Actual*	1,000.00	712.30	3.63	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Growth Advantage Fund
Class A
Actual*	1,000.00	647.40	5.61	1.35
Hypothetical*	1,000.00	1,018.40	6.87	1.35
Class B
Actual*	1,000.00	646.70	7.68	1.85
Hypothetical*	1,000.00	1,015.88	9.40	1.85
Class C
Actual*	1,000.00	645.80	7.67	1.85
Hypothetical*	1,000.00	1,015.88	9.40	1.85
Select Class
Actual*	1,000.00	649.10	4.57	1.10
Hypothetical*	1,000.00	1,019.66	5.60	1.10

Mid Cap Equity Fund
Select Class
Actual*	1,000.00	669.90	3.79	0.90
Hypothetical*	1,000.00	1,020.67	4.58	0.90
Mid Cap Value Fund
Class A
Actual*	1,000.00	736.20	5.47	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   101

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid July 1, 2008 to December 31, 2008	Annualized Expense Ratio
Mid Cap Value Fund — continued
Class B
Actual*	$1,000.00	$734.60	$7.65	1.75%
Hypothetical*	1,000.00	1,016.38	8.89	1.75
Class C
Actual*	1,000.00	734.00	7.65	1.75
Hypothetical*	1,000.00	1,016.38	8.89	1.75
Class R2
Actual**	1,000.00	986.60	2.37	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Select Class
Actual*	1,000.00	737.10	4.38	1.00
Hypothetical*	1,000.00	1,021.16	5.09	1.00
Institutional Class
Actual*	1,000.00	738.30	3.29	0.75
Hypothetical*	1,000.00	1,021.42	3.82	0.75
Multi-Cap Market Neutral Fund
Class A
Actual*	1,000.00	984.40	14.21	2.84
Hypothetical*	1,000.00	1,010.89	14.39	2.84
Class B
Actual*	1,000.00	980.20	17.92	3.59
Hypothetical*	1,000.00	1,007.11	18.16	3.59
Class C
Actual*	1,000.00	980.20	17.92	3.59
Hypothetical*	1,000.00	1,007.11	18.16	3.59
Select Class
Actual*	1,000.00	984.40	12.95	2.59
Hypothetical*	1,000.00	1,012.15	13.14	2.59
Value Advantage Fund
Class A
Actual*	1,000.00	716.70	5.41	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class C
Actual*	1,000.00	715.60	7.57	1.75
Hypothetical*	1,000.00	1,016.38	8.89	1.75
Select Class
Actual*	1,000.00	718.20	4.33	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00
Institutional Class
Actual*	1,000.00	718.70	3.25	0.75
Hypothetical*	1,000.00	1,021.42	3.82	0.75

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period).

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 58/365 to reflect the actual period). The Class commenced operations on November 3, 2008.

102   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for certain JPMorgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to the Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present.

Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the applicable Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders. The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   103

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund, and Multi-Cap Market Neutral Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Capital Growth Fund, Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Value Fund, and Value Advantage Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its

104   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted the Capital Growth Fund’s performance was in the third, third and second quintiles for Class A shares and in the third, second and second quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Diversified Mid Cap Growth Fund’s performance was in the third, second and fourth quintiles for Class A shares and in the third, second and third quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Diversified Mid Cap Value Fund’s performance was in the third, third and fourth quintiles for Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Growth Advantage Fund’s performance was in the first quintile for Class A shares for the one, three and five year periods, respectively, and in the first quintile for the Select Class shares for the one year period and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Mid Cap Equity Fund’s performance was in the second quintile for Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Mid Cap Value Fund’s performance was in the third quintile for the Class A shares and in the second, second and third quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Multi-Cap Market Neutral Fund’s performance was in the fifth and fourth quintiles for the Class A shares and for the Select Class shares for the one and three year periods, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. The Trustees requested the Fund’s Advisor to review the Fund with the members of the Money Market and Alternative Products Investment Sub-Committee at each of their regular meetings over the course of the year.

The Trustees noted the Value Advantage Fund’s performance was in fourth quintile for the Class A shares and for the Select Class shares for the one year period, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   105

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Capital Growth Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Diversified Mid Cap Growth Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Diversified Mid Cap Value Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Growth Advantage Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Mid Cap Equity Fund’s net advisory fee for the Select Class shares was in the second quintile and the actual total expenses for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Mid Cap Value Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s net advisory fee for the Class A shares was in the fifth quintile and for the Select Class shares was in the fourth quintile and the actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Value Advantage Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

106   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. December 2008.	SAN-MC-1208

Semi-Annual Report

J.P. Morgan Large Cap Funds

Six months ended December 31, 2008 (Unaudited)

JPMorgan Disciplined Equity Fund
JPMorgan Equity Income Fund
JPMorgan Growth and Income Fund
JPMorgan Large Cap Growth Fund
JPMorgan Large Cap Value Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund
JPMorgan U.S. Large Cap Value Plus Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Disciplined Equity Fund	2
JPMorgan Equity Income Fund	4
JPMorgan Growth and Income Fund	6
JPMorgan Large Cap Growth Fund	8
JPMorgan Large Cap Value Fund	10
JPMorgan U.S. Equity Fund	12
JPMorgan U.S. Large Cap Core Plus Fund	14
JPMorgan U.S. Large Cap Value Plus Fund	17
Schedules of Portfolio Investments	20
Financial Statements	50
Financial Highlights	68
Notes to Financial Statements	86
Schedule of Shareholder Expenses	97
Board Approval of Investment Advisory Agreement	101

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

*	Strategic Income Opportunities Fund risks:

Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share price will decline.

There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

The Fund may invest in international fixed income securities. International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
JANUARY 29, 2009 (Unaudited)

Dear Shareholder:

As we close the door on one of the most challenging years I’ve experienced in the investment business, I would, ideally, like to assure our shareholders that the worst of the economic crisis is behind us. However, given the unprecedented nature of this crisis — and the uncertainty that lies before us — it is difficult to know whether we’ve reached the bottom of the ongoing economic storm.

“The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators.”

Although a full-scale recovery isn’t likely to be around the corner, there have been a few signs of encouragement. The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators. Interbank lending has improved, and the short-term credit markets have shown signs of stability in response to the federal government’s cut in the fed funds rate from 1% to a target rate between zero and 0.25%. In addition, we are confident that the new President and Congress will work together to address the crisis through unprecedented economic stimulus and other actions, as necessary.

Credit markets drove stocks down and yields lower

The credit markets led stocks and the U.S. economy down in 2008, setting records along the way as prices of corporate and mortgage bonds sank to new lows. The extreme market volatility sent investors running to what many consider the safest investments in the world — U.S. Treasuries. As prices skyrocketed, these became, by far, the best-performing asset class, returning about 14% for the year. Yields tumbled to record lows across the maturity spectrum; already at record lows, the cut in the fed funds rate pushed down rates on Treasuries even further, to near zero or negative for shorter-maturity securities. From December 2007 to December 2008, the yield on the 10-year Treasury bond declined from 4.0% to 2.2%, while the yield on the 30-year bond dropped from 4.4% to 2.7%.

Equity indexes report record slides

In the U.S., equities ended 2008 with some of the worst performance and most extreme market volatility since the Great Depression. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –32%, –38% and –42%, respectively. According to the Russell Indexes, large-cap stocks performed somewhat better than their small- and mid-cap counterparts, while value equities fell less than their growth peers across all capitalization categories. The overseas markets also turned in a dismal end of year performance; the MSCI EAFE Index closed the year with a total return of –44%, as virtually all individual countries included in the index suffered double-digit losses.

Adjusting to the new reality

Given the market’s performance, investor confidence has been shaken, the short-term outlook remains unclear and volatility is likely to remain high. But whether this cycle has reached bottom or not, there are emerging opportunities for investors to adjust their expectations and portfolios to the current market scenario.

A long-term, disciplined investment plan, for example, can provide focus and prevent emotions from adversely impacting your investment strategy. And, although even diversified portfolios have been challenged by the extreme market volatility, investors may consider maintaining a balance of investments, such as equities, alternatives and diversified fixed income investments, in their portfolios to ensure that they are better positioned to smooth volatility and benefit from the market’s eventual recovery. Lastly, as in all markets, investors should check in with their financial advisors to reset their goals, time horizons and priorities, as necessary.

Investing in new opportunities

During this market downturn, JPMorgan has not altered its commitment to maintaining a long-term view and providing you with market insights, service, and high-quality investment solutions. One example of this is the newly launched JPMorgan Strategic Income Opportunities Fund, a flexible, diversified, multi-sector approach to fixed income investing.* The fund seeks to generate absolute returns by relying on an opportunistic investment process emphasizing both traditional and alternative investing strategies. For more information on this fund, please visit our website, www.jpmorganfunds.com. Your financial advisor can help you decide whether it is appropriate for your portfolio.

On behalf of everyone at JPMorgan Asset Management, we wish you a very Happy New Year. We appreciate the opportunity to help you continue to manage your investment needs this year and beyond. Should you have any questions, please visit www.jpmorganfunds.com or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President and CEO
JPMorgan Funds

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   1

JPMorgan Disciplined Equity Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	January 3, 1997
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$137,875
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Disciplined Equity Fund, which seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index,* returned –27.54%** (Institutional Class Shares) for the six months ended December 31, 2008, compared to the –28.48% return for the S&P 500 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed its benchmark for the period due primarily to stock selection in the energy, basic material and insurance sectors, market conditions contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Initially, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, specialty chemical company Rohm & Haas Co. contributed to performance. The company’s shares rose after it agreed to be acquired by Dow Chemical for a premium. Dow believed Rohm & Haas was an attractive acquisition, as the combined firm significantly broadened Dow’s range of product offerings that fed into a wide range of end markets. In addition, there were significant synergies present as Rohm & Haas was the biggest consumer of propylene, used to make acrylics, which Dow produced. An underweight in American International Group Inc. also helped returns. The company’s shares plummeted after the U.S. government’s rescue of the insurance giant rattled investors. The company had struggled for some time even before the bailout from credit-related write-downs, management shakeups and credit downgrades. An underweight in the copper miner Freeport-McMoRan Copper & Gold Inc. aided performance as copper prices fell significantly during the period.

On the negative side, stock selection in the capital market, utility, and health service/system sectors hurt returns. At the individual stock level, power and gas wholesaler Constellation Energy Group Inc. detracted from performance. The company’s shares dropped sharply late in the third quarter. Liquidity issues, concerns about the lack of counterparties for its trading business due to the current financial crisis, and the potential for a ratings downgrade weighed heavily on the stock. ProLogis, the world’s largest owner and developer of warehouse and distribution centers, also hindered results. The company’s shares fell on multiple downward revisions of its 2008 earnings guidance due to the potential impact of a global slowdown on its overseas operations and sluggishness in U.S. industrial sector. Morgan Stanley, a global financial services firm, hurt performance. The company’s shares sharply sold off, as the crisis of confidence unfolded and investors questioned the future of the investment bank business model.

Q:	HOW WAS THE FUND MANAGED?

A:	We managed the Fund to its objective. To help ensure that stock selection was the principal source of potential excess return, we allowed only modest deviations in sector weightings relative to the S&P 500 Index. During the period, the Fund had a higher growth rate than the index and a lower six-month forward price/earnings ratio. We continued to seek investment opportunities in companies that were attractive based on valuation and strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	5.7%
2.	Procter & Gamble Co.	2.7
3.	Microsoft Corp.	2.5
4.	Verizon Communications, Inc.	2.1
5.	AT&T, Inc.	2.1
6.	Abbott Laboratories	2.0
7.	Coca-Cola Co. (The)	1.9
8.	Merck & Co., Inc.	1.8
9.	General Electric Co.	1.7
10.	Hewlett-Packard Co.	1.6

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	15.0%
Health Care	14.7
Energy	13.2
Financials	12.9
Consumer Staples	12.9
Industrials	10.3
Consumer Discretionary	8.2
Telecommunication Services	4.6
Utilities	4.2
Materials	3.1
U.S. Treasury Obligation	0.2
Short-Term Investment	0.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

2   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		(27.70)%	(36.98)%	(2.76)%	(2.53)%
With Sales Charge*		(31.52)	(40.29)	(3.81)	(3.06)
SELECT CLASS SHARES	9/10/01	(27.61)	(36.80)	(2.49)	(2.34)
INSTITUTIONAL CLASS SHARES	1/3/97	(27.54)	(36.70)	(2.34)	(2.12)
ULTRA SHARES	3/24/03	(27.50)	(36.62)	(2.25)	(2.07)

*	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/3/97 and prior to 9/7/01, operated in a master-feeder structure. The returns for the Institutional Class Shares before they were launched on 9/10/01 reflect the performance of the institutional feeder of the Disciplined Equity Portfolio. The historical expenses of the institutional feeder are substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares from 12/31/97 to 9/7/01 reflect the performance of the retail feeder, whose historical expenses are substantially similar to those of the Select Class Shares.

Returns for the Class A Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

Returns for the Ultra Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Ultra Shares would have been different than shown because Ultra Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Disciplined Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   3

JPMorgan Equity Income Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	July 2, 1987
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$141,216
Primary Benchmark	Russell 1000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Equity Income Fund, which seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities,* returned –19.98%** (Select Class Shares) for the six months ended December 31, 2008, compared to the –26.93% return for the Russell 1000 Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although, the Fund outperformed its benchmark for the period due primarily to stock selection in the energy and materials sectors, market conditions contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Initially, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, specialty chemical company Rohm & Haas Co. contributed to performance. The company’s shares rose after it agreed to be acquired by Dow Chemical for a premium. Dow believed Rohm & Haas was an attractive acquisition, as the combined firm significantly broadened Dow’s range of product offerings that fed into a wide range of end markets. In addition, there were significant synergies present as Rohm & Haas was the biggest consumer of propylene, used to make acrylics, which Dow produced. People’s United Financial Inc., a provider of financial services to individual, corporate, and municipal customers, also helped returns. The company’s shares rose due to its strong capital position, transparent balance sheet and opportunity for growth through potential acquisitions to improve franchise value. In addition, excess capital gave the stock a premium valuation, which positioned the company to expand its franchise as weaker competitors scaled back.

On the downside, stock selection in industrial sector and an overweight in the healthcare sector detracted from performance. At the individual stock level, an overweight in Bank of America Corp. hurt returns. The company was not immune to the perils of the fourth quarter’s credit crisis. The stock plummeted when the company announced that it was cutting its dividend and raising common equity at a discounted price. Additionally, the third-quarter earnings report was below expectations due to credit losses in its massive consumer loan portfolio. An overweight in ConocoPhillips also hindered performance. The company reported disappointing capital expenditure estimates for 2009. Furthermore, the company was negatively impacted by the significant decline in crude oil prices in the second half of 2008.

Q:	HOW WAS THE FUND MANAGED?

A:	The portfolio managers’ focus remained on stock selection, believing that quality companies trading at attractive valuations would have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above-average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	5.9%
2.	Chevron Corp.	2.9
3.	AT&T, Inc.	2.9
4.	Johnson & Johnson	2.8
5.	Verizon Communications, Inc.	2.5
6.	Chubb Corp. (The)	2.4
7.	United Technologies Corp.	2.3
8.	Procter & Gamble Co.	2.1
9.	PG&E Corp.	2.0
10.	ConocoPhillips	2.0

PORTFOLIO COMPOSITION BY SECTOR***

Financials	20.5%
Energy	14.7
Consumer Staples	14.2
Health Care	10.7
Utilities	10.5
Consumer Discretionary	8.1
Industrials	6.8
Telecommunication Services	6.8
Materials	2.8
Information Technology	1.9
Short-Term Investment	3.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

4   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		(20.20)%	(29.91)%	0.16%	0.01%
With Sales Charge*		(24.35)	(33.58)	(0.92)	(0.52)
CLASS B SHARES	1/14/94
Without CDSC		(20.43)	(30.27)	(0.41)	(0.53)
With CDSC**		(25.43)	(35.27)	(0.82)	(0.53)
CLASS C SHARES	11/4/97
Without CDSC		(20.44)	(30.36)	(0.41)	(0.63)
With CDSC***		(21.44)	(31.36)	(0.41)	(0.63)
SELECT CLASS SHARES	7/2/87	(19.98)	(29.67)	0.47	0.30

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index, the S&P 500 Index and the Lipper Equity Income Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The benchmark index for the Fund has changed from the S&P 500 Index to the Russell 1000 Value Index because the advisor believes the new benchmark more accurately reflects the Fund’s investment strategy. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   5

JPMorgan Growth and Income Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	September 23, 1987
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$283,161
Primary Benchmark	S&P 500/Citigroup Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Growth and Income Fund, which seeks to provide capital growth over the long term and earn income from dividends,* returned –28.38%** (Class A Shares, no sales charge) for the six months ended December 31, 2008, compared to the –27.61% return for the S&P 500/Citigroup Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the financial and energy sectors. Market conditions also contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Initially, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, Teekay Corp., a provider of international crude oil and petroleum product transportation services, detracted from performance. The company’s shares fell on disappointing second-quarter earnings and its announcement that previous financial statements would be revised due to accounting methods for its various hedging strategies. Additionally, investors were concerned that a global economic slowdown would decrease the demand for fuels. An overweight in Bank of America Corp. also hurt returns. The company was not immune to the perils of the fourth quarter’s credit crisis. The stock plummeted when the company announced that it was cutting its dividend and raising common equity at a discounted price. Additionally, the third-quarter earnings report was below expectations due to credit losses in its massive consumer loan portfolio.

On the positive side, stock selection in the material sector and an underweight in the industrial sector contributed to performance. At the individual stock level, specialty chemical company Rohm & Haas Co. contributed to performance. The company’s shares rose after it agreed to be acquired by Dow Chemical for a premium. Dow believed Rohm & Haas was an attractive acquisition, as the combined firm significantly broadened Dow’s range of product offerings that fed into a wide range of end markets. In addition, there were significant synergies present as Rohm & Haas was the biggest consumer of propylene, used to make acrylics, which Dow produced. Kimco Realty Corp., an owner of strip malls anchored chiefly by grocery stores, helped returns. The company reported a rise in third-quarter funds from operations, despite cutting its full-year guidance due to tight credit markets and turmoil in the equity markets.

Q:	HOW WAS THE FUND MANAGED?

A:	The portfolio manager aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. Given this approach, the Fund’s investments included companies that the portfolio manager believed to possess sustainable competitive advantages, healthy balance sheets and management committed to increasing shareholder value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	4.4%
2.	Verizon Communications, Inc.	2.9
3.	Chubb Corp. (The)	2.6
4.	Chevron Corp.	2.4
5.	AT&T, Inc.	2.2
6.	United Technologies Corp.	2.2
7.	Johnson & Johnson	2.1
8.	Wal-Mart Stores, Inc.	2.0
9.	Merck & Co., Inc.	1.8
10.	Edison International	1.8

PORTFOLIO COMPOSITION BY SECTOR***

Financials	22.4%
Health Care	13.1
Energy	12.7
Consumer Discretionary	11.9
Consumer Staples	9.2
Utilities	7.7
Information Technology	7.1
Industrials	6.5
Telecommunication Services	5.1
Materials	1.9
Short-Term Investment	2.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

6   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/23/87
Without Sales Charge		(28.38)%	(37.03)%	(2.46)%	(1.48)%
With Sales Charge*		(32.14)	(40.34)	(3.51)	(2.01)
CLASS B SHARES	11/4/93
Without CDSC		(28.58)	(37.37)	(2.95)	(1.88)
With CDSC**		(33.58)	(42.37)	(3.41)	(1.88)
CLASS C SHARES	1/2/98
Without CDSC		(28.56)	(37.35)	(2.95)	(1.98)
With CDSC***		(29.56)	(38.35)	(2.95)	(1.98)
SELECT CLASS SHARES	1/25/96	(28.26)	(36.88)	(2.14)	(0.98)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, S&P 500/Citigroup Value Index and Lipper Large-Cap Value Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the S&P 500/Citigroup Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500/Citigroup Value Index is an unmanaged index which includes the performance of large U.S. companies with low price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   7

JPMorgan Large Cap Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 28, 1992
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$522,879
Primary Benchmark	Russell 1000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Large Cap Growth Fund, which seeks long-term capital appreciation by investing primarily in equity securities,* returned –34.56%** (Select Class Shares) for the six months ended December 31, 2008, compared to the –32.31% return for the Russell 1000 Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the financial service and material/processing sectors as well as an underweight in the consumer staple sector. Market conditions also contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Initially, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, Potash Corp. of Saskatchewan, a fertilizer company, detracted from performance. The company’s shares declined after it cut its outlook for full-year earnings due to the weak global economy and poor fourth-quarter sales. Mastercard Inc., a multinational electronic payment provider, also hurt returns. The company was hurt by the settlement of antitrust litigation with American Express. National Oilwell Varco Inc., an oil rig builder, hindered results. The company’s shares declined as orders were cancelled amid the credit crunch. In addition, lower oil prices cut into operator cash flows and put deepwater exploration activity at risk.

On the positive side, stock selection in the consumer discretionary and producer durable sectors as well as an underweight in the energy sector contributed to returns. At the individual stock level, McDonald’s Corp. aided performance. The company advanced on strong sales, as the chain’s value options enabled it to hold up better than many other large companies amid the economic downturn. AutoZone Inc., an auto parts retailer, also helped results. The company increased first-quarter sales and topped expectations. Lazard Ltd., an asset manager and financial advisory firm, contributed to performance. The company reported increased second-quarter net profit on strong results in its financial advisory, merger-and-acquisition and asset management businesses.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Potential investments were subjected to rigorous financial analysis and a disciplined approach, which attempted to identify companies with positive price momentum and attractive fundamental dynamics.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Wal-Mart Stores, Inc	5.3%
2.	McDonald’s Corp	5.2
3.	Baxter International, Inc	3.6
4.	Lockheed Martin Corp	3.6
5.	Abbott Laboratories	3.6
6.	Gilead Sciences, Inc	3.4
7.	QUALCOMM, Inc	3.4
8.	Burlington Northern Santa Fe Corp	3.1
9.	Express Scripts, Inc	3.0
10.	International Business Machines Corp	2.8

PORTFOLIO COMPOSITION BY SECTOR***

Health Care	22.3%
Information Technology	19.5
Consumer Staples	14.8
Consumer Discretionary	12.8
Industrials	10.4
Energy	7.0
Financials	5.6
Materials	2.4
Short-Term Investment	5.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

8   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/22/94
Without Sales Charge		(34.65)%	(39.72)%	(2.52)%	(4.77)%
With Sales Charge*		(38.08)	(42.88)	(3.56)	(5.28)
CLASS B SHARES	1/14/94
Without CDSC		(34.84)	(40.04)	(3.09)	(5.29)
With CDSC**		(39.84)	(45.04)	(3.55)	(5.29)
CLASS C SHARES	11/4/97
Without CDSC		(34.80)	(40.01)	(3.08)	(5.38)
With CDSC***		(35.80)	(41.01)	(3.08)	(5.38)
CLASS R2 SHARES	11/3/08	(34.74)	(39.88)	(2.77)	(5.06)
SELECT CLASS SHARES	2/28/92	(34.56)	(39.56)	(2.27)	(4.53)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Select Class Shares. Prior Class performance has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Growth Fund, Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   9

JPMorgan Large Cap Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	March 1, 1991
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$388,638
Primary Benchmark	Russell 1000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Large Cap Value Fund, which seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities,* returned –27.02%** (Select Class Shares) for the six months ended December 31, 2008, compared to the –26.93% return for the Russell 1000 Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the financial and insurance sectors. Market conditions also contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Initially, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, Genworth Financial Inc., a life and mortgage insurer, detracted from performance. The company’s shares declined significantly after reporting a net loss for the third quarter, driven primarily by large investment losses. Given the unprecedented environment, the company suspended its share buyback plan and borrowed from two revolving credit facilities in an effort to maintain appropriate liquidity and strengthen its capital levels. Freddie Mac, a government-sponsored enterprise providing support to the U.S. residential mortgage market, also hurt returns. The company’s shares declined due to concerns that the severity of the credit crunch and declining housing market would require it to raise additional capital. Eventually these fears led the U.S. Treasury to place the company into a conservatorship, effectively wiping out value for shareholders.

On the positive side, stock selection in the basic material and healthcare sectors contributed to performance. At the individual stock level, specialty chemical company Rohm & Haas Co. contributed to performance. The company’s shares rose after it agreed to be acquired by Dow Chemical for a premium. Dow believed Rohm & Haas was an attractive acquisition, as the combined firm significantly broadened Dow’s range of product offerings that fed into a wide range of end markets. In addition, there were significant synergies present as Rohm & Haas was the biggest consumer of propylene, used to make acrylics, which Dow produced. Verizon Communications Inc., a broadband and telecommunication company, also helped returns. Investors flocked to perceived safe havens within the telecommunication sector where valuations remained compelling and dividends appeared intact. Investors also cheered the company’s acquisition of Alltel, which provided synergies within its wireless business and boosted long-term earnings growth.

Q:	HOW WAS THE FUND MANAGED?

A:	The portfolio management team focused on stock selection as its primary driver of excess returns. Sector bets were relatively constrained; however, within broad sectors, we established positions in companies that reflected broader themes. One of the larger sector overweights was in autos and transportation, where we maintained a constructive view on railroads. Railroad companies benefited from domestic and global expansion and the resulting flow of goods. We believed the sector was experiencing a secular rebirth after decades of under-investment and low returns on capital. Alternatively, one of our larger sector underweights continued to be in real estate investment trusts, based on unattractive valuations combined with increasing long-term rates. Additionally, we were underweight in energy on valuation, as many companies’ shares greatly appreciated in an environment of record-high oil prices.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	8.3%
2.	Verizon Communications, Inc.	5.9
3.	Procter & Gamble Co.	2.9
4.	Merck & Co., Inc.	2.8
5.	Safeway, Inc.	2.7
6.	Morgan Stanley	2.7
7.	Goldman Sachs Group, Inc. (The)	2.5
8.	Chevron Corp.	2.1
9.	Wells Fargo & Co.	2.1
10.	Bank of America Corp.	2.0

PORTFOLIO COMPOSITION BY SECTOR***

Financials	24.7%
Energy	15.7
Health Care	14.1
Consumer Staples	9.5
Industrials	7.7
Consumer Discretionary	7.4
Information Technology	5.9
Telecommunication Services	5.9
Utilities	5.3
Materials	2.8
Short-Term Investment	1.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

10   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		(27.17)%	(39.20)%	(3.01)%	(1.32)%
With Sales Charge*		(30.99)	(42.38)	(4.05)	(1.85)
CLASS B SHARES	1/14/94
Without CDSC		(27.34)	(39.61)	(3.57)	(1.83)
With CDSC**		(32.34)	(44.61)	(4.04)	(1.83)
CLASS C SHARES	3/22/99
Without CDSC		(27.38)	(39.68)	(3.59)	(1.96)
With CDSC***		(28.38)	(40.68)	(3.59)	(1.96)
CLASS R2 SHARES	11/3/08	(27.25)	(39.42)	(3.30)	(1.56)
CLASS R5 SHARES	5/15/06	(26.97)	(38.97)	(2.67)	(1.01)
SELECT CLASS SHARES	3/1/91	(27.02)	(39.06)	(2.77)	(1.06)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class C Shares, Class R2 Shares and Class R5 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to the Class C Shares, prior class performance has been adjusted to reflect the difference in expenses and sales charges between classes. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares would have been different than shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Value Fund, Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   11

JPMorgan U.S. Equity Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	September 17, 1993
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$1,322,781
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan U.S. Equity Fund, which seeks to provide high total return from a portfolio of selected equity securities,* returned –26.67%** (Institutional Class Shares) for the six months ended December 31, 2008, compared to the –28.48% return for the S&P 500 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed its benchmark for the period due primarily to stock selection in the energy, financial and systems hardware sectors, market conditions contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Initially, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, Exxon Mobil Corp. contributed to performance. The company reported large increases in quarterly revenue and net income versus year-ago levels. While oil prices plummeted during the fourth quarter, the company’s shares successfully avoided a similar fate. Risk-averse investors sought refuge in this stock because of its consistently solid returns, low debt level, and the safety its massive size provided. An overweight in Wells Fargo & Co., a diversified financial services company, also helped returns. The company’s shares were relatively strong in 2008, as the company weathered the financial crisis better than most of its peers by staying well-capitalized and avoiding too much exposure to sub-prime mortgages. An overweight in Hewlett-Packard Co., a technology company, aided results. The company reported better-than-expected earnings and increased its fiscal year 2009 guidance. Investors also rewarded the company for its strong free cash flow and healthy balance sheet.

On the negative side, stock selection in the capital market, utility and consumer cyclical sectors hurt returns. At the individual stock level, an underweight in Southern Co., a public utility holding company, detracted from performance. The stock held up well through the economic downturn, as earnings consistently met street estimates due to higher revenues in its regulated power business. However, we did not own enough of the stock for it to benefit our results. International Game Technology, a casino gaming company, also hindered results. Litigation troubles over an alleged patent violation weighed on the stock. In addition, a significant loss of market share led to increased uncertainty, as management undertook a massive reorganization designed to reduce costs. An overweight in Schlumberger Ltd., a global oilfield company, hurt returns. The company’s shares fell after management announced that 2008 results would come in below consensus estimates due to the economic slowdown. Additionally, the tighter credit markets impaired the company’s ability to borrow funds for exploration and production.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was positioned on the basis that three economic scenarios could occur — the first being a recession triggered by the fallout in the housing and financial sectors; the second scenario was that of an inflationary environment; and finally a soft landing scenario, where markets were able to navigate around either the recessionary or inflationary possibilities. Today, we know that the first of those scenarios did occur. As a result, higher-quality, less distressed companies fared better and their equity valuations became more attractive.

The Fund utilized active stock selection with a systematic valuation process, investing in a diversified portfolio of U.S. large-cap equities. To help ensure that stock selection was the principal source of potential excess return, we allowed only modest deviations in sector weightings relative to the S&P 500 Index. We also limited the Fund’s cash position in order to remain as fully invested as possible.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	5.3%
2.	Cisco Systems, Inc.	3.1
3.	Merck & Co., Inc.	2.8
4.	Microsoft Corp.	2.7
5.	Procter & Gamble Co.	2.7
6.	Hewlett-Packard Co.	2.4
7.	Abbott Laboratories	2.2
8.	Norfolk Southern Corp.	2.2
9.	Wells Fargo & Co.	2.1
10.	Verizon Communications, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	16.8%
Health Care	14.8
Consumer Staples	13.2
Financials	12.6
Energy	11.5
Consumer Discretionary	9.3
Industrials	8.4
Telecommunication Services	3.5
Utilities	3.3
Materials	3.0
Others (each less than 1%)	0.3
Short-Term Investment	3.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

12   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		(26.82)%	(34.90)%	(1.13)%	(1.24)%
With Sales Charge*		(30.67)	(38.33)	(2.18)	(1.77)
CLASS B SHARES	9/10/01
Without CDSC		(27.00)	(35.15)	(1.66)	(1.67)
With CDSC**		(32.00)	(40.15)	(2.09)	(1.67)
CLASS C SHARES	9/10/01
Without CDSC		(26.94)	(35.15)	(1.66)	(1.67)
With CDSC***		(27.94)	(36.15)	(1.66)	(1.67)
CLASS R2 SHARES	11/3/08	(26.82)	(34.90)	(1.13)	(1.24)
CLASS R5 SHARES	5/15/06	(26.56)	(34.51)	(0.65)	(0.83)
SELECT CLASS SHARES	9/10/01	(26.62)	(34.64)	(0.84)	(1.01)
INSTITUTIONAL CLASS SHARES	9/17/93	(26.67)	(34.63)	(0.70)	(0.85)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 9/17/93 and prior to 9/7/01 operated in a master-feeder structure. The returns for the Institutional Class Shares before they were launched on 9/10/01 reflect the performance of the institutional feeder of the U.S. Equity Portfolio, whose historical expenses are substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on 9/10/01 and for the Class A, Class B and Class C Shares from 12/31/97 to 9/15/00 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares and lower than the expenses of the Class A, Class B and Class C Shares (during this period, therefore, the performance of Class A, Class B and Class C Shares would have been lower because they have higher expenses). The returns for the Class A, Class B and Class C Shares from 9/15/00 to 9/10/01 reflect the performance of the advisor feeder, whose historical expenses are substantially similar to those of the Class A Shares and lower than those of the Class B and Class C Shares (during this period the performance for Class B and Class C Shares would have been lower because of their higher expenses). Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares. Returns for the Class R5 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   13

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 1, 2005
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$2,885,660
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan U.S. Large Cap Core Plus Fund, which seeks to provide a high total return from a portfolio of selected equity securities,* returned –27.00%** (Select Class Shares) for the six months ended December 31, 2008, compared to the –28.48% return for the S&P 500 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed its benchmark for the period due primarily to stock selection in the industrial cyclical, systems hardware and pharmaceutical/medical technology sectors, market conditions contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Initially, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, an overweight in United Technologies Corp., which provides technology products and support services to the building systems, automotive and aerospace industries, contributed to performance. The company’s shares rose after management reaffirmed full-year guidance for 2008. An overweight in Hewlett-Packard Co., a technology company, also helped returns. The company reported better-than-expected earnings and increased its fiscal year 2009 guidance. Investors also rewarded the company for its strong free cash flow and healthy balance sheet. An overweight in pharmaceutical firm Bristol-Myers Squibb Co. aided results. The company reported better-than-expected earnings for the third quarter. Higher sales were driven primarily by a strong quarter for the drug Plavix and profit margins also improved due to management’s aggressive cost-cutting effort.

On the negative side, stock selection in the capital markets, real estate investment trust and utilities sectors hurt returns. At the individual stock level, Morgan Stanley, a global financial services firm, detracted from performance. The company’s shares sharply sold off, as the crisis of confidence unfolded and investors questioned the future of the investment bank business model. The firm suffered throughout the year from large losses and write-downs on mortgage assets, forcing it to raise additional capital and dilute existing shareholder value. An underweight in Southern Co., a public utility holding company, also hindered results. The stock held up well through the economic downturn, as earnings consistently met street estimates due to higher revenues in its regulated power business. However, we did not own enough of the stock for it to benefit results. An overweight in Schlumberger Ltd., a global oilfield company, hurt returns. The company’s shares fell after management announced that 2008 results would come in below consensus estimates due to the economic slowdown. Additionally, the tighter credit markets impaired the company’s ability to borrow funds for exploration and production.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was positioned on the basis that three economic scenarios could occur — the first being a recession triggered by the fallout in the housing and financial sectors; the second scenario was that of an inflationary environment; and finally a soft landing scenario, where markets were able to navigate around either the recessionary or inflationary possibilities. Today, we know that the first of those scenarios did occur. As a result, higher-quality, less distressed companies fared better and their equity valuations became more attractive.

The Fund aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, offset by short positions on stocks that were overvalued on their own or relative to similar stocks in the same sector. The Fund was managed to nearly 100% invested in the stock market at all times. The average long-to-short exposure over the period was 116% to 16%.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

14   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	4.8%
2.	Cisco Systems, Inc.	2.8
3.	Merck & Co., Inc.	2.7
4.	Microsoft Corp.	2.7
5.	Procter & Gamble Co.	2.4
6.	Abbott Laboratories	2.4
7.	Hewlett-Packard Co.	2.3
8.	Norfolk Southern Corp.	2.2
9.	Wells Fargo & Co.	2.2
10.	Praxair, Inc.	1.9

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	16.4%
Health Care	15.1
Financials	12.8
Consumer Staples	12.7
Energy	10.9
Consumer Discretionary	9.6
Industrials	9.6
Utilities	3.7
Materials	3.4
Telecommunication Services	3.1
Others (each less than 1.0%)	0.3
Short-Term Investment	2.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****

1.	Johnson & Johnson	5.0%
2.	Southern Co.	4.5
3.	ITT Corp.	3.9
4.	Dover Corp.	3.0
5.	EOG Resources, Inc.	2.9
6.	3M Co.	2.9
7.	Intel Corp.	2.9
8.	General Dynamics Corp.	2.8
9.	Hudson City Bancorp, Inc.	2.8
10.	United Parcel Service, Inc., Class B	2.3

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****

Industrials	27.4%
Health Care	14.5
Financials	12.7
Consumer Discretionary	10.9
Consumer Staples	8.3
Utilities	7.7
Information Technology	7.7
Energy	7.1
Materials	3.7

***	Percentages indicated are based upon total long investments as of December 31, 2008. The Fund’s composition is subject to change.

****	Percentages indicated are based upon total short investments as of December 31, 2008. The Fund’s composition is subject to change.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   15

JPMorgan U.S. Large Cap Core Plus Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	11/1/05
Without Sales Charge		(27.11)%	(34.77)%	(3.48)%	(1.80)%
With Sales Charge*		(30.94)	(38.20)	(5.19)	(3.46)
CLASS C SHARES	11/1/05
Without CDSC		(27.27)	(35.08)	(3.91)	(2.27)
With CDSC**		(28.27)	(36.08)	(3.91)	(2.27)
CLASS R2 SHARES	11/3/08	(27.12)	(34.78)	(3.48)	(1.80)
CLASS R5 SHARES	5/15/06	(26.91)	(34.46)	(3.04)	(1.37)
SELECT CLASS SHARES	11/1/05	(27.00)	(34.58)	(3.22)	(1.54)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/1/05 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2005.

Returns for the Class R5 Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Large Cap Core Plus Fund, the S&P 500 Index, the Lipper Extended U.S. Large Cap Core Funds Average and the Lipper Long/Short Equity Funds Average from November 1, 2005 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance for the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Extended U.S. Large Cap Core Funds Average and the Lipper Long/Short Equity Funds Average include expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Extended U.S. Large Cap Core Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. The Lipper Long/Short Equity Funds Average, the Fund’s former secondary index, represents the total returns of similarly managed mutual funds. The Fund has changed its secondary index to the Lipper Extended U.S. Large Cap Core Funds Average because Lipper independently redesignated the Fund’s peer group as “Extended U.S. Large Cap Core Funds.” Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

JPMorgan U.S. Large Cap Value Plus Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 30, 2007
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$4,808
Primary Benchmark	Russell 1000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan U.S. Large Cap Value Plus Fund, which seeks long-term capital appreciation,* returned –26.03%** (Select Class Shares) for six months ended December 31, 2008, compared to the –26.93% return for the Russell 1000 Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed its benchmark for the period due primarily to stock selection in the financial and insurance sectors, market conditions contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Initially, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, specialty chemical company Rohm & Haas Co. contributed to performance. The company’s shares rose after it agreed to be acquired by Dow Chemical for a premium, despite the slowdown in the U.S. economy. Dow believed Rohm & Haas was an attractive acquisition, as the combined firm significantly broadened Dow’s range of product offerings that fed into a wide range of end markets. In addition, there were significant synergies present as Rohm & Haas was the biggest consumer of propylene, used to make acrylics, which Dow produced. Verizon Communications Inc., a broadband and telecommunications company, also helped returns. Investors flocked to perceived safe havens within the telecommunication sector where valuations remained compelling and dividends appeared intact. Investors also cheered the company’s acquisition of Alltel, which provided synergies within its wireless business and boosted long-term earnings growth.

On the negative side, stock selection in the basic materials and technology sectors hurt returns. At the individual stock level, Genworth Financial Inc., a life and mortgage insurer, detracted from performance. The company’s shares declined significantly after reporting a net loss for the third quarter, driven primarily by large investment losses. Given the unprecedented environment, the company suspended its share buyback plan and borrowed from two revolving credit facilities in an effort to maintain appropriate liquidity and strengthen its capital levels. Freddie Mac, a government-sponsored enterprise providing support to the U.S. residential mortgage market, also hurt returns. The company’s shares declined due to concerns that the severity of the credit crunch and declining housing market would require it to raise additional capital. Eventually these fears led the U.S. Treasury to place the company into a conservatorship, effectively wiping out value for shareholders.

Q:	HOW WAS THE FUND MANAGED?

A:	The portfolio team utilized active stock selection, with a systematic valuation process. The Fund invested in a diversified portfolio of approximately 120–180 long and 50–100 short U.S. large-cap equity positions. The Fund attempted to earn an annualized excess return above the Russell 1000 Value Index over a full market cycle (i.e. three to five years) before fees.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   17

JPMorgan U.S. Large Cap Value Plus Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	6.9%
2.	Verizon Communications, Inc.	4.9
3.	Safeway, Inc.	2.8
4.	Procter & Gamble Co.	2.5
5.	Morgan Stanley	2.4
6.	Merck & Co., Inc.	2.3
7.	Goldman Sachs Group, Inc. (The)	2.1
8.	Chevron Corp.	1.8
9.	Bank of America Corp.	1.7
10.	Wells Fargo & Co.	1.7

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***

Financials	23.7%
Energy	13.5
Health Care	12.9
Consumer Staples	9.2
Consumer Discretionary	8.1
Industrials	7.5
Information Technology	6.6
Materials	5.4
Utilities	5.2
Telecommunication Services	5.2
Short-Term Investment	2.7

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****

1.	ITT Corp.	5.7%
2.	Southern Co.	5.3
3.	St. Jude Medical, Inc.	4.8
4.	NASDAQ OMX Group, Inc. (The)	3.5
5.	HCP, Inc.	3.4
6.	OM Group, Inc.	3.3
7.	Nalco Holding Co.	3.2
8.	H.B. Fuller Co.	3.0
9.	Nucor Corp.	3.0
10.	EMC Corp.	2.7

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****

Materials	22.0%
Financials	20.7
Industrials	14.7
Consumer Discretionary	11.5
Information Technology	9.5
Health Care	8.8
Utilities	7.0
Consumer Staples	3.9
Energy	1.9

***	Percentages indicated are based upon total long investments as of December 31, 2008. The Fund’s composition is subject to change.

****	Percentages indicated are based upon total short investments as of December 31, 2008. The Fund’s composition is subject to change.

18   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

JPMorgan U.S. Large Cap Value Plus Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/07
Without Sales Charge		(26.06)%	(38.55)%	(37.26)%
With Sales Charge*		(29.97)	(41.77)	(40.30)
CLASS C SHARES	11/30/07
Without CDSC		(26.32)	(38.91)	(37.62)
With CDSC**		(27.32)	(39.91)	(37.62)
CLASS R5 SHARES	11/30/07	(25.90)	(38.31)	(36.97)
SELECT CLASS SHARES	11/30/07	(26.03)	(38.43)	(37.13)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in the Selected Class Shares of the JPMorgan U.S. Large Cap Value Plus Fund, the Russell 1000 Value Index and the Lipper Long/Short Equity Funds Average from November 30, 2007 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Long/Short Equity Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index in an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Long/Short Equity Funds Average is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   19

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.1%
	Common Stocks — 98.9%
	Aerospace & Defense — 3.7%
22	Boeing Co.	922
17	Goodrich Corp.	618
24	Honeywell International, Inc.	775
1	L-3 Communications Holdings, Inc.	74
22	Northrop Grumman Corp.	995
33	United Technologies Corp.	1,769
		5,153
	Air Freight & Logistics — 0.2%
2	C.H. Robinson Worldwide, Inc.	110
1	FedEx Corp.	39
3	United Parcel Service, Inc., Class B	143
		292
	Auto Components — 0.5%
40	Johnson Controls, Inc.	734
	Beverages — 3.5%
57	Coca-Cola Co. (The)	2,594
31	Coca-Cola Enterprises, Inc.	368
9	Pepsi Bottling Group, Inc.	209
30	PepsiCo, Inc.	1,638
		4,809
	Biotechnology — 2.8%
5	Alexion Pharmaceuticals, Inc. (a)	192
10	Amgen, Inc. (a)	589
23	Celgene Corp. (a)	1,277
35	Gilead Sciences, Inc. (a)	1,764
		3,822
	Capital Markets — 3.2%
31	Bank of New York Mellon Corp. (The)	887
15	Goldman Sachs Group, Inc. (The)	1,266
25	Merrill Lynch & Co., Inc.	290
55	Morgan Stanley	879
20	State Street Corp.	798
21	TD AMERITRADE Holding Corp. (a)	296
		4,416
	Chemicals — 2.7%
8	Air Products & Chemicals, Inc.	387
51	Dow Chemical Co. (The)	768
33	E.l. du Pont de Nemours & Co.	843
8	Monsanto Co.	556
16	PPG Industries, Inc.	666
6	Praxair, Inc.	326
2	Rohm & Haas Co.	130
		3,676
	Commercial Banks — 3.1%
5	BB&T Corp.	140
13	Comerica, Inc.	262
10	Fifth Third Bancorp	82
27	KeyCorp	229
1	M&T Bank Corp.	46
— (h)	Marshall & Ilsley Corp.	1
17	National City Corp.	30
— (h)	Popular, Inc.	2
1	TCF Financial Corp.	7
47	U.S. Bancorp	1,180
70	Wells Fargo & Co.	2,058
9	Zions Bancorp	226
		4,263
	Commercial Services & Supplies — 0.0% (g)
2	Waste Management, Inc.	60
	Communications Equipment — 3.4%
122	Cisco Systems, Inc. (a)	1,985
51	Corning, Inc.	481
19	Juniper Networks, Inc. (a)	331
53	QUALCOMM, Inc.	1,910
		4,707
	Computers & Peripherals — 4.3%
14	Apple, Inc. (a)	1,169
1	EMC Corp. (a)	11
63	Hewlett-Packard Co.	2,268
24	International Business Machines Corp.	2,045
20	NetApp, Inc. (a)	277
14	SanDisk Corp. (a)	134
		5,904
	Construction & Engineering — 0.1%
2	Fluor Corp.	72
1	Jacobs Engineering Group, Inc. (a)	33
		105
	Consumer Finance — 0.5%
12	American Express Co.	219
16	Capital One Financial Corp.	510
		729

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Consumer Services — 0.3%
1	Apollo Group, Inc., Class A (a)	46
4	ITT Educational Services, Inc. (a)	361
		407
	Diversified Financial Services — 2.4%
100	Bank of America Corp.	1,408
33	CIT Group, Inc.	148
179	Citigroup, Inc.	1,199
— (h)	IntercontinentalExchange, Inc. (a)	33
17	NYSE Euronext	457
		3,245
	Diversified Telecommunication Services — 4.2%
100	AT&T, Inc.	2,844
2	CenturyTel, Inc. (c)	63
1	Embarq Corp.	18
86	Verizon Communications, Inc.	2,922
		5,847
	Electric Utilities — 3.6%
1	Allegheny Energy, Inc.	47
32	American Electric Power Co., Inc.	1,078
10	Edison International	325
24	Exelon Corp.	1,357
15	FirstEnergy Corp.	724
7	FPL Group, Inc.	373
33	NV Energy, Inc.	330
4	Pinnacle West Capital Corp.	125
18	PPL Corp.	549
		4,908
	Electrical Equipment — 0.3%
3	Cooper Industries Ltd., Class A	79
— (h)	First Solar, Inc. (a)	55
8	Rockwell Automation, Inc.	258
		392
	Electronic Equipment, Instruments & Components — 0.3%
29	Tyco Electronics Ltd., (Bermuda)	464
	Energy Equipment & Services — 2.2%
14	Baker Hughes, Inc.	455
51	Halliburton Co.	920
26	Schlumberger Ltd.	1,088
27	Smith International, Inc.	609
		3,072
	Food & Staples Retailing — 3.7%
47	CVS/Caremark Corp.	1,336
44	Safeway, Inc.	1,039
5	SUPERVALU, Inc.	66
22	SYSCO Corp.	500
39	Wal-Mart Stores, Inc.	2,158
		5,099
	Food Products — 0.9%
6	General Mills, Inc.	370
34	Kraft Foods, Inc., Class A (c)	924
		1,294
	Health Care Equipment & Supplies — 1.9%
6	Baxter International, Inc.	327
28	Boston Scientific Corp. (a)	219
5	C.R. Bard, Inc.	438
20	Covidien Ltd.	732
14	Medtronic, Inc.	424
— (h)	Stryker Corp.	4
10	Zimmer Holdings, Inc. (a)	404
		2,548
	Health Care Providers & Services — 2.1%
25	Aetna, Inc.	721
— (h)	AmerisourceBergen Corp.	7
13	Cardinal Health, Inc.	462
15	Cigna Corp.	248
— (h)	Express Scripts, Inc. (a)	17
1	Humana, Inc. (a)	48
14	McKesson Corp.	538
1	UnitedHealth Group, Inc.	24
18	WellPoint, Inc. (a)	767
		2,832
	Hotels, Restaurants & Leisure — 1.9%
15	Carnival Corp.	367
16	Darden Restaurants, Inc.	448
30	International Game Technology	356
17	McDonald’s Corp.	1,045
18	Royal Caribbean Cruises Ltd. (c)	250
4	Starwood Hotels & Resorts Worldwide, Inc.	68
3	Wyndham Worldwide Corp.	18
		2,552

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   21

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Durables — 0.2%
26	D.R. Horton, Inc.	181
7	KB Home	97
— (h)	Mohawk Industries, Inc. (a)	4
1	Toll Brothers, Inc. (a)	22
— (h)	Whirlpool Corp.	4
		308
	Household Products — 3.3%
7	Colgate-Palmolive Co.	452
9	Kimberly-Clark Corp.	464
59	Procter & Gamble Co.	3,666
		4,582
	Industrial Conglomerates — 2.1%
6	3M Co.	368
147	General Electric Co.	2,380
12	Textron, Inc.	166
		2,914
	Insurance — 2.6%
8	Aflac, Inc.	380
9	Allstate Corp. (The)	292
7	AON Corp.	315
1	Arch Capital Group Ltd., (Bermuda) (a)	49
27	Axis Capital Holdings Ltd., (Bermuda)	772
15	MetLife, Inc.	537
5	Prudential Financial, Inc.	157
14	RenaissanceRe Holdings Ltd., (Bermuda)	706
7	Travelers Cos., Inc. (The)	312
		3,520
	Internet & Catalog Retail — 0.4%
8	Amazon.com, Inc. (a)	390
14	Expedia, Inc. (a)	118
		508
	Internet Software & Services — 1.1%
5	Google, Inc., Class A (a)	1,415
12	Yahoo!, Inc. (a)	142
		1,557
	IT Services — 1.0%
2	Affiliated Computer Services, Inc., Class A (a)	92
2	Computer Sciences Corp. (a)	53
— (h)	Fiserv, Inc. (a)	11
26	Genpact Ltd., (Bermuda) (a)	216
2	MasterCard, Inc., Class A	271
25	Paychex, Inc.	667
2	Western Union Co. (The)	29
		1,339
	Life Sciences Tools & Services — 0.1%
5	Thermo Fisher Scientific, Inc. (a)	174
	Machinery — 1.8%
14	Caterpillar, Inc.	607
— (h)	Cummins, Inc.	11
8	Danaher Corp.	464
3	Deere & Co.	111
4	Eaton Corp.	189
2	Illinois Tool Works, Inc.	56
15	Ingersoll-Rand Co., Ltd., (Bermuda), Class A	258
27	PACCAR, Inc. (c)	784
1	Parker Hannifin Corp.	60
		2,540
	Media — 2.1%
47	News Corp., Class A	425
118	Time Warner, Inc.	1,182
59	Walt Disney Co. (The)	1,334
		2,941
	Metals & Mining — 0.4%
— (h)	Alcoa, Inc.	5
12	Freeport-McMoRan Copper & Gold, Inc.	288
6	United States Steel Corp.	227
		520
	Multiline Retail — 0.4%
13	Family Dollar Stores, Inc.	336
4	Kohl’s Corp. (a)	127
3	Target Corp.	100
		563
	Multi-Utilities — 0.6%
61	CMS Energy Corp.	613
10	Public Service Enterprise Group, Inc.	277
		890
	Oil, Gas & Consumable Fuels — 11.0%
4	Apache Corp.	298
30	Chevron Corp.	2,212
25	ConocoPhillips	1,305
3	Denbury Resources, Inc. (a)	29
13	Devon Energy Corp.	874

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — Continued
99	Exxon Mobil Corp.	7,895
10	Hess Corp.	510
23	Marathon Oil Corp.	629
21	Occidental Petroleum Corp.	1,230
— (h)	Range Resources Corp.	14
6	Valero Energy Corp.	128
		15,124
	Personal Products — 0.4%
9	Avon Products, Inc.	204
12	Estee Lauder Cos., Inc. (The), Class A	362
		566
	Pharmaceuticals — 7.9%
53	Abbott Laboratories	2,802
48	Bristol-Myers Squibb Co.	1,114
7	Eli Lilly & Co.	294
26	Johnson & Johnson	1,532
80	Merck & Co., Inc.	2,441
73	Pfizer, Inc.	1,287
53	Schering-Plough Corp.	903
14	Wyeth	506
		10,879
	Real Estate Investment Trusts (REITs) — 1.0%
4	Camden Property Trust	138
5	Digital Realty Trust, Inc.	171
2	Kimco Realty Corp.	38
— (h)	Liberty Property Trust	9
12	ProLogis	160
7	Senior Housing Properties Trust	118
2	Simon Property Group, Inc.	106
13	Ventas, Inc.	420
3	Vornado Realty Trust	163
		1,323
	Road & Rail — 1.9%
— (h)	Burlington Northern Santa Fe Corp.	8
32	CSX Corp.	1,029
28	Norfolk Southern Corp.	1,336
5	Union Pacific Corp.	239
		2,612
	Semiconductors & Semiconductor Equipment — 1.4%
5	Applied Materials, Inc.	48
14	Broadcom Corp., Class A (a)	243
1	Intel Corp.	19
16	KLA-Tencor Corp.	349
16	Lam Research Corp. (a)	338
27	Marvell Technology Group Ltd., (Bermuda) (a)	182
2	Micron Technology, Inc. (a)	5
45	Xilinx, Inc.	797
		1,981
	Software — 3.4%
16	Adobe Systems, Inc. (a)	332
176	Microsoft Corp.	3,414
49	Oracle Corp. (a)	867
— (h)	Symantec Corp. (a)	5
		4,618
	Specialty Retail — 1.3%
1	Abercrombie & Fitch Co., Class A	19
14	Advance Auto Parts, Inc.	458
— (h)	AutoZone, Inc. (a)	14
17	Home Depot, Inc.	389
— (h)	Limited Brands, Inc.	4
16	Lowe’s Cos., Inc.	338
27	Staples, Inc.	487
10	Urban Outfitters, Inc. (a)	148
		1,857
	Textiles, Apparel & Luxury Goods — 1.0%
6	Coach, Inc. (a)	123
8	Nike, Inc., Class B	428
4	Polo Ralph Lauren Corp.	168
13	V.F. Corp.	712
		1,431
	Thrifts & Mortgage Finance — 0.2%
23	New York Community Bancorp, Inc.	275
	Tobacco — 1.0%
77	Altria Group, Inc.	1,161
4	Philip Morris International, Inc.	179
		1,340
	Trading Companies & Distributors — 0.1%
1	Fastenal Co.	28
3	GATX Corp.	77
		105

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   23

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Wireless Telecommunication Services — 0.4%
17	Crown Castle International Corp. (a)	304
4	SBA Communications Corp., Class A (a)	69
84	Sprint Nextel Corp. (a)	153
		526
	Total Common Stocks (Cost $137,977)	136,323

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.2%
260	U.S. Treasury Note, 4.875%, 06/30/09 (k) (Cost $263)	266
	Total Long-Term Investments (Cost $138,240)	136,589

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.7%
	Investment Company — 0.7%
915	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $915)	915
Investments of Cash Collateral for Securities on Loan — 1.1%
	Investment Company — 1.1%
1,579	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $1,579)	1,579
	Total Investments — 100.9% (Cost $140,734)	139,083
	Liabilities in Excess of Other Assets — (0.9)%	(1,208)
	NET ASSETS — 100.0%	$137,875

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
5	S&P 500 Index	03/19/09	$1,125	$39

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 94.8%
	Common Stocks — 94.8%
	Aerospace & Defense — 2.8%
25	Honeywell International, Inc.	811
59	United Technologies Corp.	3,184
		3,995
	Beverages — 2.7%
50	Coca-Cola Co. (The)	2,282
28	PepsiCo, Inc.	1,550
		3,832
	Capital Markets — 2.6%
70	Bank of New York Mellon Corp. (The)	1,977
7	State Street Corp.	256
11	T. Rowe Price Group, Inc. (c)	383
46	W.P. Carey & Co. LLC	1,068
		3,684
	Chemicals — 1.5%
16	Air Products & Chemicals, Inc.	815
24	PPG Industries, Inc.	997
4	Rohm & Haas Co.	247
		2,059
	Commercial Banks — 3.1%
38	Fifth Third Bancorp	313
17	M&T Bank Corp. (c)	993
24	SunTrust Banks, Inc.	721
84	TCF Financial Corp. (c)	1,150
42	Wells Fargo & Co.	1,247
		4,424
	Computers & Peripherals — 0.5%
8	International Business Machines Corp.	690
	Construction Materials — 1.3%
72	Cemex S.A.B. de C.V., ADR, (Mexico) (a) (c)	654
17	Vulcan Materials Co. (c)	1,211
		1,865
	Distributors — 1.4%
54	Genuine Parts Co.	2,025
	Diversified Financial Services — 2.4%
167	Bank of America Corp.	2,350
157	Citigroup, Inc.	1,051
		3,401
	Diversified Telecommunication Services — 6.4%
140	AT&T, Inc.	3,986
86	Consolidated Communications Holdings, Inc.	1,017
102	Verizon Communications, Inc.	3,471
55	Windstream Corp.	508
		8,982
	Electric Utilities — 4.5%
69	American Electric Power Co., Inc.	2,300
31	FirstEnergy Corp.	1,521
104	Northeast Utilities	2,509
		6,330
	Electrical Equipment — 1.9%
74	Emerson Electric Co.	2,702
	Food & Staples Retailing — 0.4%
35	SUPERVALU, Inc.	505
	Food Products — 4.3%
28	General Mills, Inc.	1,683
22	JM Smucker Co. (The)	970
36	Kellogg Co.	1,592
67	Kraft Foods, Inc., Class A	1,792
		6,037
	Gas Utilities — 0.9%
37	Equitable Resources, Inc.	1,251
	Health Care Equipment & Supplies — 0.9%
18	Becton, Dickinson & Co.	1,238
	Hotels, Restaurants & Leisure — 1.0%
23	McDonald’s Corp.	1,412
	Household Durables — 1.2%
9	Black & Decker Corp.	385
33	Fortune Brands, Inc.	1,370
		1,755
	Household Products — 2.9%
23	Kimberly-Clark Corp.	1,197
47	Procter & Gamble Co.	2,914
		4,111
	Industrial Conglomerates — 1.1%
98	General Electric Co.	1,594
	Insurance — 7.2%
42	Allstate Corp. (The)	1,389
66	Chubb Corp. (The)	3,351
22	Hartford Financial Services Group, Inc.	358
49	IPC Holdings Ltd., (Bermuda)	1,474
13	Marsh & McLennan Cos., Inc.	303
23	Old Republic International Corp.	272
64	OneBeacon Insurance Group Ltd.	671
9	Prudential Financial, Inc.	278

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   25

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — Continued
42	Travelers Cos., Inc. (The)	1,876
56	XL Capital Ltd., (Bermuda), Class A	207
		10,179
	Marine — 0.8%
130	Seaspan Corp., (Hong Kong)	1,152
	Media — 0.9%
44	McGraw-Hill Cos., Inc. (The)	1,023
25	Regal Entertainment Group, Class A	255
		1,278
	Multi-Utilities — 4.4%
99	CMS Energy Corp.	1,004
72	PG&E Corp.	2,779
132	Xcel Energy, Inc.	2,441
		6,224
	Oil, Gas & Consumable Fuels — 14.4%
55	Chevron Corp.	4,035
53	ConocoPhillips	2,745
71	Energy Transfer Equity LP	1,154
102	Exxon Mobil Corp.	8,127
17	Marathon Oil Corp.	460
61	NuStar GP Holdings LLC	1,084
26	Royal Dutch Shell plc, ADR, (Netherlands), Class A	1,392
34	Teekay Corp., (Bahamas)	660
43	Williams Cos., Inc.	629
		20,286
	Pharmaceuticals — 9.6%
21	Abbott Laboratories	1,142
64	Johnson & Johnson	3,799
71	Merck & Co., Inc.	2,164
47	Novartis AG, (Switzerland), ADR	2,349
136	Pfizer, Inc.	2,416
43	Wyeth	1,624
		13,494
	Real Estate Investment Trusts (REITs) — 3.3%
19	Agree Realty Corp.	346
18	Kimco Realty Corp.	329
14	Plum Creek Timber Co., Inc.	469
7	Public Storage	580
32	Rayonier, Inc.	1,007
41	Regency Centers Corp.	1,906
		4,637
	Real Estate Management & Development — 0.1%
21	Forestar Group, Inc. (a)	203
	Semiconductors & Semiconductor Equipment — 0.9%
91	Intel Corp.	1,333
	Software — 0.5%
35	Microsoft Corp.	671
	Specialty Retail — 1.6%
16	Limited Brands, Inc.	162
20	Sherwin-Williams Co. (The) (c)	1,171
42	Tiffany & Co.	983
		2,316
	Textiles, Apparel & Luxury Goods — 1.7%
43	V.F. Corp.	2,350
	Thrifts & Mortgage Finance — 1.2%
99	People’s United Financial, Inc.	1,756
	Tobacco — 3.6%
47	Lorillard, Inc.	2,626
58	Philip Morris International, Inc.	2,528
		5,154
	Water Utilities — 0.5%
31	American Water Works Co., Inc.	637
	Wireless Telecommunication Services — 0.3%
20	Crown Castle International Corp. (a)	353
	Total Long-Term Investments (Cost $121,251)	133,915
Short-Term Investment — 2.9%
	Investment Company — 2.9%
4,087	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares (b) (m) (Cost $4,087)	4,087
Investments of Cash Collateral for Securities on Loan — 3.0%
	Investment Company — 3.0%
4,175	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $4,175)	4,175
	Total Investments — 100.7% (Cost $129,513)	142,177
	Liabilities in Excess of Other Assets — (0.7)%	(961)
	NET ASSETS — 100.0%	$141,216

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.7%
	Common Stocks — 97.7%
	Aerospace & Defense — 3.0%
26	Honeywell International, Inc.	860
25	Precision Castparts Corp.	1,469
114	United Technologies Corp.	6,121
		8,450
	Beverages — 0.5%
44	Fomento Economico Mexicano S.A.B. de C.V., (Mexico), ADR	1,326
	Capital Markets — 3.0%
29	Bank of New York Mellon Corp. (The)	811
143	Morgan Stanley	2,292
54	Northern Trust Corp.	2,831
15	State Street Corp.	578
55	T. Rowe Price Group, Inc. (c)	1,960
		8,472
	Chemicals — 0.2%
41	Dow Chemical Co. (The)	623
	Commercial Banks — 2.8%
87	Fifth Third Bancorp	715
39	M&T Bank Corp. (c)	2,239
174	TCF Financial Corp. (c)	2,377
89	Wells Fargo & Co.	2,615
		7,946
	Communications Equipment — 1.0%
92	Cisco Systems, Inc. (a)	1,500
131	Corning, Inc.	1,246
		2,746
	Computers & Peripherals — 2.2%
21	Apple, Inc. (a)	1,776
63	Hewlett-Packard Co.	2,297
27	International Business Machines Corp.	2,247
		6,320
	Construction Materials — 0.9%
132	Cemex S.A.B. de C.V., (Mexico), ADR (a)	1,203
20	Vulcan Materials Co. (c)	1,412
		2,615
	Consumer Finance — 0.7%
113	American Express Co.	2,094
	Containers & Packaging — 0.6%
65	Pactiv Corp. (a)	1,610
	Diversified Financial Services — 2.5%
353	Bank of America Corp.	4,969
316	Citigroup, Inc.	2,121
		7,090
	Diversified Telecommunication Services — 5.2%
222	AT&T, Inc.	6,321
244	Verizon Communications, Inc.	8,262
		14,583
	Electric Utilities — 3.7%
89	American Electric Power Co., Inc.	2,969
162	Edison International	5,204
44	FPL Group, Inc.	2,199
		10,372
	Electrical Equipment — 1.2%
94	Emerson Electric Co.	3,427
	Electronic Equipment, Instruments & Components — 0.6%
111	Tyco Electronics Ltd., (Bermuda)	1,803
	Energy Equipment & Services — 0.4%
51	Helmerich & Payne, Inc.	1,156
	Food & Staples Retailing — 3.3%
154	Safeway, Inc.	3,661
100	Wal-Mart Stores, Inc.	5,578
		9,239
	Food Products — 1.8%
52	General Mills, Inc.	3,147
45	JM Smucker Co. (The)	1,942
		5,089
	Gas Utilities — 1.4%
29	Energen Corp.	836
91	Equitable Resources, Inc.	3,056
		3,892
	Health Care Equipment & Supplies — 2.1%
52	Baxter International, Inc.	2,797
19	Becton, Dickinson & Co.	1,306
53	Covidien Ltd.	1,922
		6,025
	Health Care Providers & Services — 2.6%
74	Cardinal Health, Inc.	2,565
68	Lincare Holdings, Inc. (a)	1,820
110	UnitedHealth Group, Inc.	2,926
		7,311

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   27

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — 1.8%
83	Marriott International, Inc., Class A	1,605
54	McDonald’s Corp.	3,364
		4,969
	Household Durables — 0.9%
62	Fortune Brands, Inc.	2,543
	Household Products — 1.5%
45	Kimberly-Clark Corp.	2,379
32	Procter & Gamble Co.	1,956
		4,335
	Industrial Conglomerates — 0.8%
146	General Electric Co.	2,357
	Insurance — 10.2%
54	Aflac, Inc.	2,475
36	AON Corp.	1,622
146	Chubb Corp. (The)	7,431
79	Hartford Financial Services Group, Inc.	1,302
116	IPC Holdings Ltd., (Bermuda)	3,480
80	Loews Corp.	2,252
93	MetLife, Inc. (c)	3,253
31	Prudential Financial, Inc.	941
74	Travelers Cos., Inc. (The)	3,358
75	W.R. Berkley Corp.	2,337
132	XL Capital Ltd., (Bermuda), Class A	487
		28,938
	Internet & Catalog Retail — 0.3%
116	Expedia, Inc. (a)	958
	IT Services — 0.4%
79	Western Union Co. (The)	1,137
	Marine — 0.6%
187	Seaspan Corp., (Hong Kong)	1,659
	Media — 3.9%
73	AH Belo Corp., Class A	159
134	Comcast Corp., Class A	2,260
74	McGraw-Hill Cos., Inc. (The)	1,709
52	Omnicom Group, Inc.	1,387
32	Scripps Networks Interactive, Inc., Class A	700
239	Time Warner, Inc.	2,408
108	Walt Disney Co. (The)	2,448
		11,071
	Metals & Mining — 0.2%
56	Century Aluminum Co. (a)	564
	Multi-Utilities — 2.1%
333	CMS Energy Corp.	3,362
68	PG&E Corp.	2,628
		5,990
	Oil, Gas & Consumable Fuels — 12.3%
92	Chevron Corp.	6,817
73	ConocoPhillips	3,770
42	Devon Energy Corp.	2,780
157	Exxon Mobil Corp.	12,556
103	Marathon Oil Corp.	2,826
205	Teekay Corp., (Bahamas) (c)	4,028
133	Williams Cos., Inc.	1,921
		34,698
	Pharmaceuticals — 8.4%
48	Abbott Laboratories	2,551
99	Johnson & Johnson	5,923
172	Merck & Co., Inc.	5,226
86	Novartis AG, (Switzerland), ADR	4,279
123	Schering-Plough Corp.	2,097
97	Wyeth	3,635
		23,711
	Real Estate Investment Trusts (REITs) — 1.2%
106	Kimco Realty Corp.	1,941
32	Regency Centers Corp.	1,490
		3,431
	Real Estate Management & Development — 1.9%
180	Brookfield Asset Management, Inc., (Canada), Class A	2,741
313	Brookfield Properties Corp., (Canada)	2,416
32	Forestar Group, Inc. (a)	308
		5,465
	Road & Rail — 0.9%
54	Norfolk Southern Corp.	2,522
	Semiconductors & Semiconductor Equipment — 1.0%
199	Intel Corp.	2,919
	Software — 1.8%
264	Microsoft Corp.	5,136
	Specialty Retail — 3.2%
13	AutoZone, Inc. (a)	1,743
99	Home Depot, Inc.	2,270
36	Lowe’s Cos., Inc.	779
46	Sherwin-Williams Co. (The) (c)	2,719
69	Tiffany & Co.	1,640
		9,151

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Textiles, Apparel & Luxury Goods — 1.8%
91	V.F. Corp.	4,973
	Tobacco — 2.2%
34	Lorillard, Inc.	1,921
96	Philip Morris International, Inc.	4,160
		6,081
	Water Utilities — 0.6%
81	American Water Works Co., Inc.	1,687

	Total Long-Term Investments (Cost $339,084)	276,484
Short-Term Investment — 2.4%
	Investment Company — 2.4%
6,858	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $6,858)	6,858
Investments of Cash Collateral for Securities on Loan — 3.7%
	Investment Company — 3.7%
10,551	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $10,551)	10,551
	Total Investments — 103.8% (Cost $356,493)	293,893
	Liabilities in Excess of Other Assets — (3.8)%	(10,732)
	NET ASSETS — 100.0%	$283,161

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   29

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.6%
	Common Stocks — 96.6%
	Aerospace & Defense — 5.8%
190	General Dynamics Corp.	10,970
227	Lockheed Martin Corp.	19,123
		30,093
	Airlines — 0.2%
111	Delta Air Lines, Inc. (a)	1,269
	Biotechnology — 7.6%
63	Amgen, Inc. (a)	3,650
192	Celgene Corp. (a)	10,636
85	Genentech, Inc. (a)	7,055
358	Gilead Sciences, Inc. (a)	18,307
		39,648
	Capital Markets — 3.5%
28	BlackRock, Inc. (c)	3,811
504	Charles Schwab Corp. (The)	8,142
60	Northern Trust Corp.	3,134
92	T. Rowe Price Group, Inc. (c)	3,246
		18,333
	Chemicals — 2.3%
40	Monsanto Co.	2,819
11	Potash Corp. of Saskatchewan, Inc., (Canada)	770
139	Praxair, Inc.	8,257
		11,846
	Commercial Banks — 1.3%
107	U.S. Bancorp	2,673
146	Wells Fargo & Co.	4,316
		6,989
	Communications Equipment — 4.5%
239	Cisco Systems, Inc. (a)	3,889
509	QUALCOMM, Inc.	18,241
36	Research In Motion Ltd., (Canada) (a)	1,470
		23,600
	Computers & Peripherals — 7.0%
101	Apple, Inc. (a) (c)	8,601
355	Hewlett-Packard Co.	12,890
178	International Business Machines Corp.	15,021
		36,512
	Construction & Engineering — 0.2%
27	Jacobs Engineering Group, Inc. (a)	1,285
	Diversified Consumer Services — 1.7%
42	Apollo Group, Inc., Class A (a)	3,211
39	DeVry, Inc.	2,233
15	Strayer Education, Inc.	3,216
		8,660
	Electrical Equipment — 0.2%
7	First Solar, Inc. (a)	998
	Electronic Equipment, Instruments & Components — 0.9%
204	Amphenol Corp., Class A	4,897
	Energy Equipment & Services — 2.4%
147	National Oilwell Varco, Inc. (a)	3,583
121	Schlumberger Ltd.	5,142
63	Transocean Ltd. (a)	2,971
103	Weatherford International Ltd. (a)	1,110
		12,806
	Food & Staples Retailing — 6.1%
126	Kroger Co. (The)	3,317
506	Wal-Mart Stores, Inc.	28,378
		31,695
	Food Products — 5.1%
68	Campbell Soup Co.	2,035
172	General Mills, Inc.	10,437
185	Kellogg Co.	8,099
192	McCormick & Co., Inc. (Non-Voting)	6,107
		26,678
	Health Care Equipment & Supplies — 4.8%
361	Baxter International, Inc.	19,362
166	Covidien Ltd.	6,005
		25,367
	Health Care Providers & Services — 3.0%
288	Express Scripts, Inc. (a)	15,822
	Hotels, Restaurants & Leisure — 5.3%
448	McDonald’s Corp.	27,870
	Household Products — 1.7%
143	Procter & Gamble Co.	8,840
	Internet & Catalog Retail — 0.8%
79	Amazon.com, Inc. (a)	4,043
	Internet Software & Services — 1.6%
28	Google, Inc., Class A (a)	8,483
	IT Services — 2.9%
31	MasterCard, Inc., Class A (c)	4,493
103	Visa, Inc., Class A	5,418

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	IT Services — Continued
368	Western Union Co. (The)	5,274
		15,185
	Life Sciences Tools & Services — 0.8%
39	Covance, Inc. (a) (c)	1,813
63	Thermo Fisher Scientific, Inc. (a)	2,151
		3,964
	Media — 1.9%
435	DIRECTV Group, Inc. (The) (a)	9,969
	Metals & Mining — 0.2%
31	United States Steel Corp.	1,164
	Oil, Gas & Consumable Fuels — 4.7%
150	Exxon Mobil Corp.	11,982
66	Hess Corp.	3,545
130	Occidental Petroleum Corp.	7,805
44	Petroleo Brasileiro S.A., (Brazil), ADR	1,073
		24,405
	Pharmaceuticals — 6.5%
356	Abbott Laboratories	18,973
288	Bristol-Myers Squibb Co.	6,696
191	Teva Pharmaceutical Industries Ltd., (Israel), ADR (c)	8,110
		33,779
	Real Estate Investment Trusts (REITs) — 0.9%
140	Digital Realty Trust, Inc. (c)	4,582
	Road & Rail — 4.2%
221	Burlington Northern Santa Fe Corp.	16,760
111	Norfolk Southern Corp.	5,204
		21,964
	Software — 2.9%
452	Activision Blizzard, Inc. (a)	3,905
202	Microsoft Corp.	3,925
404	Oracle Corp. (a)	7,164
		14,994
	Specialty Retail — 2.4%
25	AutoZone, Inc. (a)	3,487
82	Lowe’s Cos., Inc.	1,769
355	TJX Cos., Inc.	7,292
		12,548
	Textiles, Apparel & Luxury Goods — 1.0%
100	Nike, Inc., Class B	5,080
	Tobacco — 2.2%
295	Altria Group, Inc.	4,446
162	Philip Morris International, Inc.	7,027
		11,473
	Total Long-Term Investments (Cost $549,473)	504,841
Short-Term Investment — 5.3%
	Investment Company — 5.3%
27,564	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares (b) (m) (Cost $27,564)	27,564

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE ($)
Investments of Cash Collateral for Securities on Loan — 3.2%
	Certificate of Deposit — 0.3%
2,000	Calyon, New York, VAR, 0.397%, 03/15/10	1,933
	Corporate Notes — 1.6%
2,000	BBVA U.S. Senior S.A., (Spain), VAR, 2.149%, 03/12/10 (e)	1,957
3,000	Beta Finance, Inc., VAR, 0.383%, 02/20/09 (e) (i) (s)	2,983
3,500	Monumental Global Funding III, VAR, 2.203%, 05/24/10 (e)	3,249
		8,189

SHARES	SECURITY DESCRIPTION	VALUE ($)
	Investment Company — 1.3%
6,789	JPMorgan Prime Money Market Fund, Capital Shares (b)	6,789
	Total Investments of Cash Collateral for Securities on Loan (Cost $17,287)	16,911
	Total Investments — 105.1% (Cost $594,324)	549,316
	Liabilities in Excess of Other Assets — (5.1)%	(26,437)
	NET ASSETS — 100.0%	$522,879

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   31

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.9%
	Common Stocks — 98.9%
	Aerospace & Defense — 2.6%
23	Boeing Co.	1,002
136	Honeywell International, Inc.	4,468
17	Precision Castparts Corp.	999
175	Spirit Aerosystems Holdings, Inc., Class A (a)	1,778
34	United Technologies Corp.	1,840
		10,087
	Auto Components — 0.7%
147	Johnson Controls, Inc.	2,662
	Beverages — 0.7%
57	Coca-Cola Co. (The)	2,562
	Biotechnology — 1.3%
37	Celgene Corp. (a)	2,033
62	Gilead Sciences, Inc. (a)	3,164
		5,197
	Capital Markets — 7.5%
115	Goldman Sachs Group, Inc. (The) (c)	9,739
114	Merrill Lynch & Co., Inc.	1,328
661	Morgan Stanley	10,606
75	State Street Corp.	2,949
321	TD AMERITRADE Holding Corp. (a)	4,575
		29,197
	Chemicals — 1.8%
48	Air Products & Chemicals, Inc.	2,420
150	Dow Chemical Co. (The)	2,259
38	Rohm & Haas Co.	2,345
		7,024
	Commercial Banks — 3.2%
354	KeyCorp	3,020
240	Wachovia Corp.	1,327
271	Wells Fargo & Co.	7,981
		12,328
	Commercial Services & Supplies — 0.4%
59	Republic Services, Inc.	1,470
	Communications Equipment — 2.7%
417	Cisco Systems, Inc. (a)	6,796
396	Corning, Inc.	3,774
		10,570
	Computers & Peripherals — 0.4%
106	NetApp, Inc. (a)	1,476
	Consumer Finance — 2.9%
105	Capital One Financial Corp.	3,352
880	SLM Corp. (a)	7,834
		11,186
	Containers & Packaging — 0.7%
68	Ball Corp.	2,819
	Diversified Consumer Services — 0.6%
27	ITT Educational Services, Inc. (a)	2,523
	Diversified Financial Services — 3.1%
561	Bank of America Corp.	7,902
231	CIT Group, Inc. (c)	1,048
443	Citigroup, Inc.	2,972
		11,922
	Diversified Telecommunication Services — 5.9%
673	Verizon Communications, Inc.	22,803
	Electric Utilities — 4.5%
149	American Electric Power Co., Inc.	4,961
116	Edison International	3,741
63	Exelon Corp.	3,512
47	FirstEnergy Corp.	2,282
301	NV Energy, Inc.	2,981
		17,477
	Electronic Equipment, Instruments & Components — 0.5%
57	Avnet, Inc. (a)	1,042
67	Tyco Electronics Ltd., (Bermuda)	1,091
		2,133
	Energy Equipment & Services — 0.4%
22	Baker Hughes, Inc.	693
59	Halliburton Co.	1,069
		1,762
	Food & Staples Retailing — 4.6%
208	CVS/Caremark Corp.	5,985
447	Safeway, Inc. (c)	10,620
57	SYSCO Corp.	1,314
		17,919
	Food Products — 0.7%
45	General Mills, Inc.	2,711

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — 3.3%
109	Aetna, Inc.	3,105
54	Cardinal Health, Inc.	1,873
32	McKesson Corp.	1,224
161	WellPoint, Inc. (a)	6,783
		12,985
	Hotels, Restaurants & Leisure — 0.7%
68	International Game Technology	805
152	Royal Caribbean Cruises Ltd. (c)	2,096
		2,901
	Household Products — 2.9%
185	Procter & Gamble Co.	11,458
	Industrial Conglomerates — 1.9%
447	General Electric Co.	7,237
	Insurance — 5.3%
105	ACE Ltd., (Switzerland)	5,566
164	Assurant, Inc.	4,933
525	Genworth Financial, Inc., Class A	1,485
35	MetLife, Inc.	1,220
45	RenaissanceRe Holdings Ltd., (Bermuda)	2,323
111	Travelers Cos., Inc. (The)	5,018
		20,545
	Internet Software & Services — 0.3%
4	Google, Inc., Class A (a)	1,138
	Machinery — 1.3%
132	Joy Global, Inc.	3,014
94	Kennametal, Inc.	2,083
		5,097
	Media — 5.1%
427	News Corp., Class A	3,881
227	Time Warner Cable, Inc., Class A (a)	4,864
465	Time Warner, Inc.	4,676
127	Virgin Media, Inc. (c)	633
249	Walt Disney Co. (The) (c)	5,640
		19,694
	Multi-Utilities — 0.8%
295	CMS Energy Corp.	2,978
	Oil, Gas & Consumable Fuels — 15.3%
24	Anadarko Petroleum Corp.	919
39	Apache Corp.	2,881
112	Chevron Corp.	8,282
17	ConocoPhillips	903
36	Consol Energy, Inc.	1,038
404	Exxon Mobil Corp.	32,258
34	Hess Corp.	1,803
165	Marathon Oil Corp.	4,513
65	Occidental Petroleum Corp.	3,908
36	Peabody Energy Corp.	826
135	Williams Cos., Inc.	1,955
		59,286
	Paper & Forest Products — 0.2%
567	Domtar Corp., (Canada) (a)	947
	Personal Products — 0.2%
26	Estee Lauder Cos., Inc. (The), Class A	812
	Pharmaceuticals — 9.5%
114	Abbott Laboratories	6,063
114	Bristol-Myers Squibb Co.	2,642
358	Merck & Co., Inc.	10,894
351	Pfizer, Inc.	6,211
376	Schering-Plough Corp.	6,405
122	Wyeth	4,580
		36,795
	Real Estate Investment Trusts (REITs) — 1.9%
27	Alexandria Real Estate Equities, Inc. (c)	1,653
129	Annaly Capital Management, Inc.	2,044
151	Kimco Realty Corp.	2,762
13	Vornado Realty Trust	772
		7,231
	Road & Rail — 1.5%
247	Hertz Global Holdings, Inc. (a) (c)	1,255
97	Norfolk Southern Corp.	4,586
		5,841
	Semiconductors & Semiconductor Equipment — 0.4%
33	Lam Research Corp. (a)	693
43	Xilinx, Inc.	766
		1,459
	Software — 1.6%
109	CA, Inc.	2,018
76	Microsoft Corp.	1,469
206	Symantec Corp. (a)	2,780
		6,267
	Specialty Retail — 0.2%
29	Advance Auto Parts, Inc.	971
	Thrifts & Mortgage Finance — 0.9%
999	MGIC Investment Corp.	3,476

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   33

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Tobacco — 0.4%
102	Altria Group, Inc.	1,542
	Total Long-Term Investments (Cost $466,278)	384,488
Short-Term Investment — 1.1%
	Investment Company — 1.1%
4,056	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares (b) (m) (Cost $4,056)	4,056

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE ($)
Investments of Cash Collateral for Securities on Loan — 3.5%
	Certificate of Deposit — 0.3%
1,250	Calyon, New York, VAR, 0.397%, 03/15/10	1,208
	Corporate Notes — 0.8%
2,000	BBVA U.S. Senior S.A., (Spain), VAR, 2.149%, 03/12/10 (e)	1,957
1,500	Monumental Global Funding III, VAR, 2.203%, 05/24/10 (e)	1,393
		3,350

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 2.4%
9,187	JPMorgan Prime Money Market Fund, Capital Shares (b)	9,187
	Total Investments of Cash Collateral for Securities on Loan (Cost $13,937)	13,745
	Total Investments — 103.5% (Cost $484,271)	402,289
	Liabilities in Excess of Other Assets — (3.5)%	(13,651)
	NET ASSETS — 100.0%	$388,638

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.6%
	Common Stocks — 95.3%
	Aerospace & Defense — 2.8%
115	Boeing Co.	4,923
203	Honeywell International, Inc.	6,678
65	Northrop Grumman Corp.	2,942
429	United Technologies Corp.	23,005
		37,548
	Air Freight & Logistics — 0.0% (g)
1	FedEx Corp.	36
	Auto Components — 1.0%
705	Johnson Controls, Inc.	12,795
	Beverages — 2.9%
484	Coca-Cola Co. (The)	21,932
52	Coca-Cola Enterprises, Inc.	631
282	PepsiCo, Inc.	15,451
		38,014
	Biotechnology — 2.9%
17	Alexion Pharmaceuticals, Inc. (a)	616
143	Amgen, Inc. (a)	8,246
221	Celgene Corp. (a) (c)	12,203
343	Gilead Sciences, Inc. (a) (c)	17,560
		38,625
	Capital Markets — 3.9%
64	Ameriprise Financial, Inc.	1,503
189	Bank of New York Mellon Corp. (The)	5,341
220	Goldman Sachs Group, Inc. (The)	18,560
115	Merrill Lynch & Co., Inc.	1,344
785	Morgan Stanley	12,588
202	State Street Corp.	7,939
259	TD AMERITRADE Holding Corp. (a)	3,690
		50,965
	Chemicals — 2.7%
16	Air Products & Chemicals, Inc.	810
71	Dow Chemical Co. (The)	1,074
144	E.l. du Pont de Nemours & Co.	3,634
127	Ecolab, Inc.	4,478
54	Monsanto Co.	3,804
— (h)	PPG Industries, Inc.	9
364	Praxair, Inc.	21,593
7	Rohm & Haas Co.	451
		35,853
	Commercial Banks — 3.0%
67	Comerica, Inc.	1,332
269	KeyCorp	2,288
31	SunTrust Banks, Inc.	930
— (h)	SVB Financial Group (a)	10
305	U.S. Bancorp	7,638
4	Wachovia Corp.	22
937	Wells Fargo & Co.	27,612
— (h)	Zions Bancorp	11
		39,843
	Communications Equipment — 5.5%
2,452	Cisco Systems, Inc. (a)	39,975
1,431	Corning, Inc.	13,635
120	Juniper Networks, Inc. (a)	2,104
1	Nokia OYJ, (Finland), ADR	8
460	QUALCOMM, Inc.	16,495
		72,217
	Computers & Peripherals — 4.8%
130	Apple, Inc. (a)	11,054
867	Hewlett-Packard Co.	31,457
191	International Business Machines Corp.	16,060
236	NetApp, Inc. (a)	3,295
101	SanDisk Corp. (a)	974
		62,840
	Construction & Engineering — 0.1%
25	Fluor Corp.	1,125
	Consumer Finance — 0.5%
92	American Express Co.	1,709
148	Capital One Financial Corp.	4,723
		6,432
	Diversified Consumer Services — 0.3%
44	ITT Educational Services, Inc. (a) (c)	4,161
	Diversified Financial Services — 2.1%
1,224	Bank of America Corp.	17,227
941	Citigroup, Inc.	6,316
7	CME Group, Inc.	1,456
89	NYSE Euronext	2,446
		27,445
	Diversified Telecommunication Services — 3.4%
745	AT&T, Inc.	21,221
697	Verizon Communications, Inc.	23,637
		44,858

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   35

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electric Utilities — 2.9%
267	American Electric Power Co., Inc.	8,870
147	Edison International	4,712
257	Exelon Corp.	14,277
111	FirstEnergy Corp.	5,371
52	FPL Group, Inc.	2,641
1	Northeast Utilities	18
273	NV Energy, Inc.	2,699
		38,588
	Electrical Equipment — 0.0% (g)
3	Rockwell Automation, Inc.	88
	Electronic Equipment, Instruments & Components — 0.0% (g)
1	Tyco Electronics Ltd., (Bermuda)	19
	Energy Equipment & Services — 2.0%
58	Baker Hughes, Inc.	1,872
284	Halliburton Co.	5,158
98	Nabors Industries Ltd., (Bermuda) (a)	1,173
348	Schlumberger Ltd.	14,734
83	Smith International, Inc.	1,895
19	Transocean Ltd. (a)	920
101	Weatherford International Ltd. (a)	1,088
		26,840
	Food & Staples Retailing — 4.9%
419	CVS/Caremark Corp.	12,055
746	Safeway, Inc.	17,734
7	SUPERVALU, Inc.	107
758	SYSCO Corp. (c)	17,382
312	Wal-Mart Stores, Inc.	17,498
		64,776
	Food Products — 0.9%
40	General Mills, Inc.	2,412
13	JM Smucker Co. (The)	569
352	Kraft Foods, Inc., Class A	9,445
		12,426
	Health Care Equipment & Supplies — 1.2%
10	Baxter International, Inc.	561
26	C.R. Bard, Inc.	2,220
189	Covidien Ltd.	6,843
134	Medtronic, Inc.	4,214
60	Zimmer Holdings, Inc. (a)	2,422
		16,260
	Health Care Providers & Services — 2.2%
172	Aetna, Inc.	4,905
248	Cardinal Health, Inc.	8,563
— (h)	Cigna Corp.	6
136	McKesson Corp.	5,259
58	Medco Health Solutions, Inc. (a)	2,444
69	UnitedHealth Group, Inc.	1,830
153	WellPoint, Inc. (a)	6,437
		29,444
	Hotels, Restaurants & Leisure — 1.2%
— (h)	Burger King Holdings, Inc.	11
134	Carnival Corp.	3,265
626	International Game Technology	7,448
— (h)	McDonald’s Corp.	20
139	Royal Caribbean Cruises Ltd. (c)	1,910
81	Yum! Brands, Inc.	2,543
		15,197
	Household Durables — 0.2%
165	D.R. Horton, Inc.	1,166
127	KB Home (c)	1,734
1	Toll Brothers, Inc. (a)	14
		2,914
	Household Products — 2.9%
6	Colgate-Palmolive Co.	425
43	Kimberly-Clark Corp.	2,264
572	Procter & Gamble Co.	35,361
		38,050
	Industrial Conglomerates — 1.1%
844	General Electric Co.	13,667
40	Textron, Inc. (c)	554
		14,221
	Insurance — 3.0%
155	ACE Ltd., (Switzerland)	8,188
55	Aflac, Inc.	2,521
32	AON Corp.	1,446
1	Assurant, Inc.	15
30	Axis Capital Holdings Ltd., (Bermuda)	876
1	Berkshire Hathaway, Inc., Class B (a)	2,999
15	Everest Re Group Ltd., (Bermuda)	1,154
45	Hartford Financial Services Group, Inc.	740
209	MetLife, Inc. (c)	7,271
64	Prudential Financial, Inc.	1,930
203	RenaissanceRe Holdings Ltd., (Bermuda)	10,470
46	Travelers Cos., Inc. (The)	2,082

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — Continued
— (h)	XL Capital Ltd., (Bermuda), Class A	—	(h)
		39,692
	Internet & Catalog Retail — 0.2%
57	Amazon.com, Inc. (a)	2,930
	Internet Software & Services — 1.6%
61	Google, Inc., Class A (a)	18,880
205	Yahoo!, Inc. (a)	2,495
		21,375
	IT Services — 0.1%
1	Genpact Ltd., (Bermuda) (a)	9
14	Infosys Technologies Ltd., ADR, (India)	349
— (h)	MasterCard, Inc., Class A	17
20	Paychex, Inc.	522
		897
	Machinery — 1.7%
170	Caterpillar, Inc.	7,606
125	Danaher Corp.	7,094
264	PACCAR, Inc. (c)	7,560
		22,260
	Media — 3.5%
1,277	News Corp., Class A	11,604
2,142	Time Warner, Inc.	21,544
571	Walt Disney Co. (The)	12,956
		46,104
	Metals & Mining — 0.2%
60	Freeport-McMoRan Copper & Gold, Inc.	1,465
41	United States Steel Corp.	1,513
		2,978
	Multiline Retail — 0.4%
136	Kohl’s Corp. (a)	4,908
	Multi-Utilities — 0.3%
443	CMS Energy Corp.	4,481
	Oil, Gas & Consumable Fuels — 9.4%
65	Anadarko Petroleum Corp.	2,518
94	Apache Corp.	6,992
99	Chevron Corp.	7,303
7	ConocoPhillips	366
78	Devon Energy Corp.	5,141
869	Exxon Mobil Corp.	69,393
69	Hess Corp.	3,686
146	Marathon Oil Corp.	3,989
343	Occidental Petroleum Corp.	20,569
107	XTO Energy, Inc.	3,759
		123,716
	Personal Products — 0.1%
50	Estee Lauder Cos., Inc. (The), Class A	1,553
	Pharmaceuticals — 8.3%
540	Abbott Laboratories	28,824
523	Bristol-Myers Squibb Co.	12,162
119	Eli Lilly & Co.	4,791
1,219	Merck & Co., Inc.	37,069
1,151	Schering-Plough Corp.	19,596
183	Wyeth	6,868
		109,310
	Real Estate Investment Trusts (REITs) — 0.0% (g)
9	Alexandria Real Estate Equities, Inc.	561
— (h)	Apartment Investment & Management Co., Class A	—	(h)
3	MFA Financial, Inc.	20
		581
	Road & Rail — 2.6%
196	CSX Corp.	6,349
608	Norfolk Southern Corp.	28,598
		34,947
	Semiconductors & Semiconductor Equipment — 1.5%
334	Applied Materials, Inc.	3,387
2	Intel Corp.	29
161	KLA-Tencor Corp.	3,512
228	Lam Research Corp. (a)	4,845
103	Marvell Technology Group Ltd., (Bermuda) (a)	687
70	Novellus Systems, Inc. (a)	863
1	Tessera Technologies, Inc. (a)	10
388	Xilinx, Inc.	6,916
		20,249
	Software — 3.1%
1,840	Microsoft Corp.	35,775
295	Oracle Corp. (a)	5,232
10	SAP AG, (Germany), ADR (c)	366
		41,373
	Specialty Retail — 1.7%
148	Advance Auto Parts, Inc.	4,975
1	Ross Stores, Inc.	18
970	Staples, Inc.	17,379
		22,372

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   37

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Textiles, Apparel & Luxury Goods — 0.8%
107	Nike, Inc., Class B	5,482
17	Polo Ralph Lauren Corp.	792
68	V.F. Corp.	3,723
		9,997
	Tobacco — 1.3%
444	Altria Group, Inc.	6,685
248	Philip Morris International, Inc.	10,812
		17,497
	Trading Companies & Distributors — 0.0% (g)
6	GATX Corp.	192
	Wireless Telecommunication Services — 0.1%
513	Sprint Nextel Corp. (a)	938
	Total Common Stocks (Cost $1,367,389)	1,259,930
	Investment Company — 0.3%
106	iShares Dow Jones US Real Estate Index Fund (Cost $3,474)	3,947

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligation — 0.0% (g)
110	U.S. Treasury Note, 4.875%, 06/30/09 (k) (Cost $112)	113
	Total Long-Term Investments (Cost $1,370,975)	1,263,990

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investment — 3.2%
	Investment Company — 3.2%
42,691	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $42,691)	42,691
Investments of Cash Collateral for Securities on Loan — 2.1%
	Investment Company — 2.1%
28,038	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $28,038)	28,038
	Total Investments — 100.9% (Cost $1,441,704)	1,334,719
	Liabilities in Excess of Other Assets — (0.9)%	(11,938)
	NET ASSETS — 100.0%	$1,322,781

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
170	S&P 500 Index	03/19/09	$38,254	$977

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Positions — 114.5% (j)
Long-Term Investments — 111.7%
	Common Stocks — 111.4%
	Aerospace & Defense — 3.7%
262	Boeing Co.	11,196
481	Honeywell International, Inc.	15,801
480	Northrop Grumman Corp.	21,601
1,092	United Technologies Corp.	58,521
		107,119
	Auto Components — 1.0%
1,546	Johnson Controls, Inc.	28,070
	Beverages — 3.1%
1,140	Coca-Cola Co. (The)	51,594
473	Coca-Cola Enterprises, Inc.	5,687
607	PepsiCo, Inc.	33,251
		90,532
	Biotechnology — 3.2%
42	Alexion Pharmaceuticals, Inc. (a)	1,507
355	Amgen, Inc. (a)	20,530
491	Celgene Corp. (a)	27,148
829	Gilead Sciences, Inc. (a)	42,373
		91,558
	Capital Markets — 4.4%
135	Ameriprise Financial, Inc.	3,153
403	Bank of New York Mellon Corp. (The)	11,416
592	Goldman Sachs Group, Inc. (The)	49,975
291	Merrill Lynch & Co., Inc.	3,383
1,813	Morgan Stanley	29,075
438	State Street Corp.	17,215
1,001	TD AMERITRADE Holding Corp. (a)	14,259
		128,476
	Chemicals — 3.4%
144	Dow Chemical Co. (The)	2,171
423	E.l. du Pont de Nemours & Co.	10,707
301	Ecolab, Inc.	10,591
125	Monsanto Co.	8,803
1,085	Praxair, Inc.	64,402
14	Rohm & Haas Co.	834
		97,508
	Commercial Banks — 3.5%
167	Comerica, Inc.	3,319
992	KeyCorp	8,454
31	SunTrust Banks, Inc.	908
673	U.S. Bancorp	16,837
2,446	Wells Fargo & Co.	72,112
		101,630
	Communications Equipment — 5.8%
5,734	Cisco Systems, Inc. (a)	93,462
3,308	Corning, Inc.	31,522
253	Juniper Networks, Inc. (a)	4,423
1,025	QUALCOMM, Inc.	36,723
		166,130
	Computers & Peripherals — 5.3%
304	Apple, Inc. (a)	25,988
2,073	Hewlett-Packard Co.	75,244
449	International Business Machines Corp.	37,808
825	NetApp, Inc. (a)	11,521
253	SanDisk Corp. (a)	2,426
		152,987
	Construction & Engineering — 0.1%
63	Fluor Corp.	2,810
	Consumer Finance — 0.6%
230	American Express Co.	4,268
456	Capital One Financial Corp.	14,527
		18,795
	Diversified Consumer Services — 0.3%
105	ITT Educational Services, Inc. (a)	9,982
	Diversified Financial Services — 2.3%
2,859	Bank of America Corp.	40,260
2,172	Citigroup, Inc.	14,575
18	CME Group, Inc.	3,652
325	NYSE Euronext	8,887
		67,374
	Diversified Telecommunication Services — 3.5%
1,769	AT&T, Inc.	50,413
— (h)	Fairpoint Communications, Inc.	—	(h)
1,489	Verizon Communications, Inc.	50,477
		100,890
	Electric Utilities — 3.8%
818	American Electric Power Co., Inc.	27,236
296	Edison International	9,516
662	Exelon Corp.	36,803
402	FirstEnergy Corp.	19,541
210	FPL Group, Inc.	10,561
684	NV Energy, Inc.	6,765
		110,422

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   39

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electrical Equipment — 0.3%
241	Rockwell Automation, Inc.	7,780
	Energy Equipment & Services — 2.2%
78	Baker Hughes, Inc.	2,489
682	Halliburton Co.	12,394
244	Nabors Industries Ltd., (Bermuda) (a)	2,918
874	Schlumberger Ltd.	36,984
193	Smith International, Inc.	4,419
48	Transocean Ltd. (a)	2,280
248	Weatherford International Ltd. (a)	2,687
		64,171
	Food & Staples Retailing — 5.7%
1,128	CVS/Caremark Corp.	32,411
1,719	Safeway, Inc.	40,861
2,108	SYSCO Corp.	48,347
745	Wal-Mart Stores, Inc.	41,744
		163,363
	Food Products — 1.1%
69	General Mills, Inc.	4,167
33	JM Smucker Co. (The)	1,415
983	Kraft Foods, Inc., Class A	26,398
		31,980
	Health Care Equipment & Supplies — 1.7%
35	C.R. Bard, Inc.	2,958
567	Covidien Ltd.	20,566
554	Medtronic, Inc.	17,407
198	Zimmer Holdings, Inc. (a)	8,014
		48,945
	Health Care Providers & Services — 2.9%
332	Aetna, Inc.	9,451
724	Cardinal Health, Inc.	24,945
28	Laboratory Corp. of America Holdings (a)	1,788
425	McKesson Corp.	16,478
241	Medco Health Solutions, Inc. (a)	10,110
171	UnitedHealth Group, Inc.	4,539
382	WellPoint, Inc. (a)	16,090
		83,401
	Hotels, Restaurants & Leisure — 1.3%
218	Carnival Corp.	5,299
1,563	International Game Technology	18,578
545	Royal Caribbean Cruises Ltd.	7,489
167	Yum! Brands, Inc.	5,246
		36,612
	Household Durables — 0.5%
743	D.R. Horton, Inc.	5,253
700	KB Home	9,537
		14,790
	Household Products — 3.0%
107	Kimberly-Clark Corp.	5,628
1,295	Procter & Gamble Co.	80,035
		85,663
	Industrial Conglomerates — 1.1%
1,946	General Electric Co.	31,523
89	Textron, Inc.	1,233
		32,756
	Insurance — 3.7%
404	ACE Ltd., (Switzerland)	21,365
126	Aflac, Inc.	5,764
79	AON Corp.	3,605
49	Axis Capital Holdings Ltd., (Bermuda)	1,429
2	Berkshire Hathaway, Inc., Class B (a)	7,521
38	Everest Re Group Ltd., (Bermuda)	2,868
113	Hartford Financial Services Group, Inc.	1,855
507	MetLife, Inc.	17,658
158	Prudential Financial, Inc.	4,785
542	RenaissanceRe Holdings Ltd., (Bermuda)	27,971
262	Travelers Cos., Inc. (The)	11,848
		106,669
	Internet & Catalog Retail — 0.3%
143	Amazon.com, Inc. (a)	7,337
	Internet Software & Services — 1.9%
155	Google, Inc., Class A (a)	47,702
473	Yahoo!, Inc. (a)	5,776
		53,478
	IT Services — 0.3%
80	Infosys Technologies Ltd., (India), ADR	1,970
47	MasterCard, Inc., Class A	6,698
		8,668
	Machinery — 2.3%
553	Caterpillar, Inc.	24,703
251	Danaher Corp.	14,220
122	Deere & Co.	4,687
172	Ingersoll-Rand Co., Ltd., (Bermuda), Class A	2,979
737	PACCAR, Inc.	21,069
		67,658

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — 4.0%
3,009	News Corp., Class A	27,349
5,970	Time Warner, Inc.	60,054
1,274	Walt Disney Co. (The)	28,903
		116,306
	Metals & Mining — 0.5%
432	Freeport-McMoRan Copper & Gold, Inc.	10,560
99	United States Steel Corp.	3,699
		14,259
	Multiline Retail — 0.4%
329	Kohl’s Corp. (a)	11,915
	Multi-Utilities — 0.4%
1,110	CMS Energy Corp.	11,222
	Oil, Gas & Consumable Fuels — 10.3%
164	Anadarko Petroleum Corp.	6,308
216	Apache Corp.	16,103
245	Chevron Corp.	18,100
142	Devon Energy Corp.	9,323
1,990	Exxon Mobil Corp.	158,854
164	Hess Corp.	8,778
339	Marathon Oil Corp.	9,276
769	Occidental Petroleum Corp.	46,149
252	Valero Energy Corp.	5,445
513	XTO Energy, Inc.	18,086
		296,422
	Personal Products — 0.3%
148	Avon Products, Inc.	3,555
126	Estee Lauder Cos., Inc. (The), Class A	3,887
		7,442
	Pharmaceuticals — 9.6%
1,485	Abbott Laboratories	79,241
1,359	Bristol-Myers Squibb Co.	31,596
296	Eli Lilly & Co.	11,907
2,910	Merck & Co., Inc.	88,469
2,799	Schering-Plough Corp.	47,673
456	Wyeth	17,094
		275,980
	Road & Rail — 3.4%
596	CSX Corp.	19,346
1,544	Norfolk Southern Corp.	72,663
119	Union Pacific Corp.	5,707
		97,716
	Semiconductors & Semiconductor Equipment — 2.0%
830	Applied Materials, Inc.	8,404
643	Atmel Corp. (a)	2,011
399	KLA-Tencor Corp.	8,704
670	Lam Research Corp. (a)	14,255
252	Marvell Technology Group Ltd., (Bermuda) (a)	1,682
175	Novellus Systems, Inc. (a)	2,155
1,147	Xilinx, Inc.	20,446
		57,657
	Software — 3.5%
4,548	Microsoft Corp.	88,404
732	Oracle Corp. (a)	12,982
18	VMware, Inc., Class A (a)	422
		101,808
	Specialty Retail — 2.3%
632	Advance Auto Parts, Inc.	21,255
2,573	Staples, Inc.	46,108
		67,363
	Textiles, Apparel & Luxury Goods — 0.9%
205	Nike, Inc., Class B	10,434
97	Phillips-Van Heusen Corp.	1,954
30	Polo Ralph Lauren Corp.	1,350
215	V.F. Corp.	11,762
		25,500
	Thrifts & Mortgage Finance — 0.0% (g)
116	New York Community Bancorp, Inc.	1,392
	Tobacco — 1.4%
1,018	Altria Group, Inc.	15,329
583	Philip Morris International, Inc.	25,365
		40,694
	Wireless Telecommunication Services — 0.1%
1,010	Sprint Nextel Corp. (a)	1,847
	Total Common Stocks (Cost $3,895,201)	3,215,077
	Investment Companies — 0.3%
227	Financial Select Sector SPDR Fund	2,870
167	iShares Dow Jones US Real Estate Index Fund	6,213
	Total Investment Companies (Cost $8,155)	9,083
	Total Long-Term Investments (Cost $3,903,356)	3,224,160

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   41

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.8%
	Investment Company — 2.8%
81,149	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $81,149)	81,149
	Total Investments — 114.5% (Cost $3,984,505)	3,305,309
	Liabilities in Excess of Other Assets — (14.5)%	(419,649)
	NET ASSETS — 100.0%	$2,885,660
Short Positions — 15.0%
	Common Stocks — 15.0%
	Aerospace & Defense — 0.7%
214	General Dynamics Corp.	12,296
167	Raytheon Co.	8,498
		20,794
	Air Freight & Logistics — 0.6%
100	FedEx Corp.	6,393
177	United Parcel Service, Inc., Class B	9,789
		16,182
	Biotechnology — 0.3%
82	Genzyme Corp. (a)	5,420
65	United Therapeutics Corp. (a)	4,076
		9,496
	Capital Markets — 0.4%
385	Charles Schwab Corp. (The)	6,221
177	T. Rowe Price Group, Inc.	6,264
		12,485
	Chemicals — 0.2%
109	Eastman Chemical Co.	3,465
202	H.B. Fuller Co.	3,258
		6,723
	Commercial Banks — 0.2%
62	BancorpSouth, Inc.	1,457
180	Fulton Financial Corp.	1,730
51	Marshall & Ilsley Corp.	696
77	Regions Financial Corp.	610
44	UMB Financial Corp.	2,153
		6,646
	Computers & Peripherals — 0.1%
280	EMC Corp. (a)	2,933
	Diversified Financial Services — 0.1%
137	NASDAQ OMX Group, Inc. (The) (a)	3,380
	Electric Utilities — 0.9%
370	Duke Energy Corp.	5,548
528	Southern Co.	19,534
		25,082
	Electrical Equipment — 0.3%
254	Emerson Electric Co.	9,312
	Electronic Equipment, Instruments & Components — 0.2%
270	Agilent Technologies, Inc. (a)	4,223
	Energy Equipment & Services — 0.3%
327	ENSCO International, Inc.	9,297
	Food & Staples Retailing — 0.3%
79	Costco Wholesale Corp.	4,135
201	Walgreen Co.	4,956
		9,091
	Food Products — 0.3%
259	H.J. Heinz Co.	9,735
	Health Care Equipment & Supplies — 0.6%
273	St. Jude Medical, Inc. (a)	8,989
105	Stryker Corp.	4,206
114	Varian Medical Systems, Inc. (a)	3,978
		17,173
	Health Care Providers & Services — 0.5%
273	AmerisourceBergen Corp.	9,738
42	Express Scripts, Inc. (a)	2,293
41	Quest Diagnostics, Inc.	2,134
		14,165
	Household Durables — 0.2%
469	Pulte Homes, Inc.	5,131
	Household Products — 0.6%
155	Church & Dwight Co., Inc.	8,721
151	Clorox Co.	8,379
		17,100
	Industrial Conglomerates — 0.4%
216	3M Co.	12,402
	Insurance — 0.3%
140	Chubb Corp. (The)	7,118
190	Progressive Corp. (The)	2,819
		9,937
	IT Services — 0.3%
116	SAIC, Inc. (a)	2,256
144	Visa, Inc., Class A	7,532
		9,788

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Machinery — 1.6%
159	AGCO Corp. (a)	3,746
389	Dover Corp.	12,799
63	Eaton Corp.	3,137
247	Illinois Tool Works, Inc.	8,665
369	ITT Corp.	16,957
		45,304
	Media — 0.6%
1,055	CBS Corp., Class B	8,642
168	Comcast Corp., Class A	2,829
199	New York Times Co. (The), Class A	1,457
130	Scripps Networks Interactive, Inc., Class A	2,859
		15,787
	Metals & Mining — 0.3%
819	Alcoa, Inc.	9,223
	Multiline Retail — 0.1%
69	Target Corp.	2,386
	Multi-Utilities — 0.3%
215	Dominion Resources, Inc.	7,717
13	Wisconsin Energy Corp.	558
		8,275
	Oil, Gas & Consumable Fuels — 0.8%
187	EOG Resources, Inc.	12,420
215	Sunoco, Inc.	9,360
		21,780
	Pharmaceuticals — 0.8%
366	Johnson & Johnson	21,884
	Real Estate Investment Trusts (REITs) — 0.4%
97	Boston Properties, Inc.	5,350
126	Home Properties, Inc.	5,113
		10,463
	Road & Rail — 0.5%
481	Heartland Express, Inc.	7,576
246	Knight Transportation, Inc.	3,962
179	Werner Enterprises, Inc.	3,107
		14,645
	Semiconductors & Semiconductor Equipment — 0.6%
844	Intel Corp.	12,369
259	Texas Instruments, Inc.	4,026
		16,395
	Specialty Retail — 0.8%
36	AutoZone, Inc. (a)	4,961
116	Bed Bath & Beyond, Inc. (a)	2,954
55	Best Buy Co., Inc.	1,547
136	Home Depot, Inc.	3,122
126	Lowe’s Cos., Inc.	2,714
173	O’Reilly Automotive, Inc. (a)	5,327
163	TJX Cos., Inc.	3,346
		23,971
	Thrifts & Mortgage Finance — 0.4%
769	Hudson City Bancorp, Inc.	12,281
	Total Short Positions (Proceeds $499,541)	$433,469

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
300	S&P 500 Index	03/19/09	$67,508	$1,136

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   43

JPMorgan U.S. Large Cap Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Positions — 114.8% (j)
Long-Term Investments — 111.7%
	Common Stocks — 111.7%
	Aerospace & Defense — 3.2%
— (h)	Boeing Co.	12
2	Honeywell International, Inc.	63
— (h)	Precision Castparts Corp.	11
2	Spirit Aerosystems Holdings, Inc., Class A (a)	21
1	United Technologies Corp.	49
		156
	Auto Components — 1.1%
3	Johnson Controls, Inc.	52
	Beverages — 0.6%
1	Coca-Cola Co. (The)	31
	Biotechnology — 2.0%
1	BioMarin Pharmaceutical, Inc. (a)	16
1	Celgene Corp. (a)	35
1	Gilead Sciences, Inc. (a)	47
		98
	Capital Markets — 7.7%
1	Bank of New York Mellon Corp. (The)	17
1	Goldman Sachs Group, Inc. (The)	117
1	Merrill Lynch & Co., Inc.	17
8	Morgan Stanley	131
1	State Street Corp.	35
4	TD AMERITRADE Holding Corp. (a)	54
		371
	Chemicals — 4.7%
1	Air Products & Chemicals, Inc.	51
2	Dow Chemical Co. (The)	33
1	E.l. du Pont de Nemours & Co.	23
— (h)	PPG Industries, Inc.	8
— (h)	Praxair, Inc.	28
1	Rohm & Haas Co.	82
		225
	Commercial Banks — 3.7%
4	KeyCorp	36
1	U.S. Bancorp	32
3	Wachovia Corp.	16
3	Wells Fargo & Co.	95
		179
	Commercial Services & Supplies — 0.4%
1	Republic Services, Inc.	17
	Communications Equipment — 2.8%
5	Cisco Systems, Inc. (a)	88
5	Corning, Inc.	45
		133
	Computers & Peripherals — 0.6%
2	NetApp, Inc. (a)	30
	Construction Materials — 0.1%
— (h)	Vulcan Materials Co.	6
	Consumer Finance — 2.8%
1	Capital One Financial Corp.	40
10	SLM Corp. (a)	93
		133
	Containers & Packaging — 0.7%
1	Ball Corp.	33
	Diversified Consumer Services — 0.7%
— (h)	ITT Educational Services, Inc. (a)	32
	Diversified Financial Services — 3.4%
7	Bank of America Corp.	97
3	CIT Group, Inc.	15
5	Citigroup, Inc.	35
1	NYSE Euronext	16
		163
	Diversified Telecommunication Services — 5.6%
8	Verizon Communications, Inc.	271
	Electric Utilities — 4.8%
2	American Electric Power Co., Inc.	80
1	Edison International	45
1	Exelon Corp.	41
1	FirstEnergy Corp.	27
4	NV Energy, Inc.	36
		229
	Electronic Equipment, Instruments & Components — 0.5%
1	Avnet, Inc. (a)	13
1	Tyco Electronics Ltd., (Bermuda)	13
		26
	Energy Equipment & Services — 0.6%
— (h)	Baker Hughes, Inc.	12
— (h)	Diamond Offshore Drilling, Inc.	3
1	Halliburton Co.	13
		28

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Food & Staples Retailing — 5.8%
2	CVS/Caremark Corp.	72
7	Safeway, Inc.	157
2	SYSCO Corp.	37
— (h)	Wal-Mart Stores, Inc.	13
		279
	Food Products — 0.7%
1	General Mills, Inc.	32
	Health Care Equipment & Supplies — 0.6%
1	Medtronic, Inc.	28
	Health Care Providers & Services — 3.2%
1	Aetna, Inc.	36
1	Cardinal Health, Inc.	22
— (h)	McKesson Corp.	15
2	WellPoint, Inc. (a)	81
		154
	Hotels, Restaurants & Leisure — 1.2%
1	International Game Technology	16
— (h)	MGM Mirage (a)	4
3	Royal Caribbean Cruises Ltd.	36
		56
	Household Products — 2.8%
2	Procter & Gamble Co.	135
	Industrial Conglomerates — 1.8%
5	General Electric Co.	85
	Insurance — 6.2%
2	ACE Ltd., (Switzerland)	85
— (h)	AON Corp.	9
2	Assurant, Inc.	59
— (h)	Axis Capital Holdings Ltd., (Bermuda)	12
7	Genworth Financial, Inc., Class A	19
— (h)	MetLife, Inc.	15
1	RenaissanceRe Holdings Ltd., (Bermuda)	39
1	Travelers Cos., Inc. (The)	58
		296
	Internet & Catalog Retail — 0.2%
— (h)	Amazon.com, Inc. (a)	8
	Internet Software & Services — 0.3%
— (h)	Google, Inc., Class A (a)	12
	IT Services — 0.5%
— (h)	Affiliated Computer Services, Inc., Class A (a)	5
1	Genpact Ltd., (Bermuda) (a)	7
— (h)	Paychex, Inc.	11
		23
	Machinery — 1.3%
2	Joy Global, Inc.	39
1	Kennametal, Inc.	25
		64
	Media — 5.2%
5	News Corp., Class A	44
3	Time Warner Cable, Inc., Class A (a)	58
7	Time Warner, Inc.	69
2	Virgin Media, Inc.	8
3	Walt Disney Co. (The)	74
		253
	Metals & Mining — 0.2%
— (h)	Freeport-McMoRan Copper & Gold, Inc.	12
	Multiline Retail — 0.4%
1	Family Dollar Stores, Inc.	15
— (h)	Kohl’s Corp. (a)	6
		21
	Multi-Utilities — 1.2%
6	CMS Energy Corp.	56
	Oil, Gas & Consumable Fuels — 15.0%
— (h)	Anadarko Petroleum Corp.	11
— (h)	Apache Corp.	34
1	Chevron Corp.	98
— (h)	ConocoPhillips	11
— (h)	Consol Energy, Inc.	13
5	Exxon Mobil Corp.	380
— (h)	Hess Corp.	23
2	Marathon Oil Corp.	62
1	Occidental Petroleum Corp.	46
— (h)	Peabody Energy Corp.	10
2	Williams Cos., Inc.	23
— (h)	XTO Energy, Inc.	9
		720
	Paper & Forest Products — 0.4%
13	Domtar Corp., (Canada) (a)	22
	Personal Products — 0.2%
— (h)	Estee Lauder Cos., Inc. (The), Class A	10
	Pharmaceuticals — 9.0%
1	Abbott Laboratories	72
1	Bristol-Myers Squibb Co.	32
4	Merck & Co., Inc.	128
4	Pfizer, Inc.	74
4	Schering-Plough Corp.	75

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   45

JPMorgan U.S. Large Cap Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pharmaceuticals — Continued
1	Wyeth	54
		435
	Real Estate Investment Trusts (REITs) — 2.5%
— (h)	Alexandria Real Estate Equities, Inc.	20
1	American Campus Communities, Inc.	15
2	Annaly Capital Management, Inc.	24
— (h)	Essex Property Trust, Inc.	8
2	Kimco Realty Corp.	34
— (h)	Liberty Property Trust	6
— (h)	Vornado Realty Trust	14
		121
	Road & Rail — 1.9%
— (h)	CSX Corp.	12
3	Hertz Global Holdings, Inc. (a)	15
1	Norfolk Southern Corp.	66
		93
	Semiconductors & Semiconductor Equipment — 1.3%
— (h)	Altera Corp.	8
— (h)	KLA-Tencor Corp.	8
1	Lam Research Corp. (a)	15
1	Tessera Technologies, Inc. (a)	15
1	Xilinx, Inc.	16
		62
	Software — 1.6%
1	CA, Inc.	24
1	Microsoft Corp.	17
2	Symantec Corp. (a)	33
— (h)	VMware, Inc., Class A (a)	4
		78
	Specialty Retail — 0.5%
1	Advance Auto Parts, Inc.	23
	Thrifts & Mortgage Finance — 0.9%
12	MGIC Investment Corp.	43
	Tobacco — 0.4%
1	Altria Group, Inc.	18
	Wireless Telecommunication Services — 0.4%
1	Crown Castle International Corp. (a)	17
	Total Long-Term Investments (Cost $6,121)	5,369
Short-Term Investment — 3.1%
	Investment Company — 3.1%
149	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (Cost $149)	149
	Total Investments — 114.8% (Cost $6,270)	5,518
	Liabilities in Excess of Other Assets — (14.8)%	(710)
	NET ASSETS — 100.0%	$4,808
Short Positions — 14.8%
	Common Stocks — 14.8%
	Air Freight & Logistics — 0.5%
— (h)	FedEx Corp.	10
— (h)	United Parcel Service, Inc., Class B	13
		23
	Biotechnology — 0.4%
— (h)	Genzyme Corp. (a)	18
	Chemicals — 2.2%
— (h)	CF Industries Holdings, Inc.	7
— (h)	Eastman Chemical Co.	7
1	H.B. Fuller Co.	22
— (h)	Monsanto Co.	9
2	Nalco Holding Co.	23
1	Nova Chemicals Corp., (Canada)	6
1	OM Group, Inc. (a)	23
— (h)	Terra Industries, Inc.	7
		104
	Commercial Banks — 0.4%
— (h)	UMB Financial Corp.	18
	Computers & Peripherals — 0.4%
2	EMC Corp. (a)	19
	Diversified Financial Services — 0.5%
1	NASDAQ OMX Group, Inc. (The) (a)	25
	Electric Utilities — 1.0%
1	Duke Energy Corp.	13
1	Southern Co.	37
		50
	Electrical Equipment — 0.2%
— (h)	Emerson Electric Co.	11
	Energy Equipment & Services — 0.1%
— (h)	ENSCO International, Inc.	5

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Food & Staples Retailing — 0.6%
— (h)	Costco Wholesale Corp.	14
1	Kroger Co. (The)	14
		28
	Health Care Equipment & Supplies — 0.7%
1	St. Jude Medical, Inc. (a)	34
	Hotels, Restaurants & Leisure — 0.4%
— (h)	Starbucks Corp. (a)	3
1	Yum! Brands, Inc.	17
		20
	Insurance — 0.6%
— (h)	Markel Corp. (a)	18
— (h)	Marsh & McLennan Cos., Inc.	9
		27
	Internet Software & Services — 0.2%
1	eBay, Inc. (a)	8
	Machinery — 1.0%
— (h)	Illinois Tool Works, Inc.	6
1	ITT Corp.	41
		47
	Media — 0.5%
— (h)	Omnicom Group, Inc.	12
1	Scripps Networks Interactive, Inc., Class A	13
		25
	Metals & Mining — 0.8%
2	Alcoa, Inc.	19
— (h)	Nucor Corp.	21
		40
	Multiline Retail — 0.0% (g)
— (h)	Nordstrom, Inc.	2
	Oil, Gas & Consumable Fuels — 0.2%
— (h)	EOG Resources, Inc.	8
	Paper & Forest Products — 0.3%
1	International Paper Co.	13
	Pharmaceuticals — 0.2%
1	Medicines Co. (The) (a)	11
	Real Estate Investment Trusts (REITs) — 1.2%
1	HCP, Inc.	24
— (h)	Home Properties, Inc.	17
— (h)	Public Storage	17
		58
	Road & Rail — 0.5%
1	Heartland Express, Inc.	14
1	Werner Enterprises, Inc.	10
		24
	Semiconductors & Semiconductor Equipment — 0.8%
1	Linear Technology Corp.	18
1	Maxim Integrated Products, Inc.	12
1	Microchip Technology, Inc.	10
		40
	Specialty Retail — 0.7%
— (h)	AutoZone, Inc. (a)	6
— (h)	Best Buy Co., Inc.	10
1	Gap, Inc. (The)	11
— (h)	O’Reilly Automotive, Inc. (a)	5
— (h)	Tiffany & Co.	2
		34
	Thrifts & Mortgage Finance — 0.4%
1	Hudson City Bancorp, Inc.	18
	Total Short Positions (Proceeds $870)	$710

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   47

JPMorgan Large Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

ADR—	American Depositary Receipt

SPDR—	Standard & Poor’s Depository Receipts

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2008.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(j)—	All or a portion of these securities are segregated for short sales.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for future contracts.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(s)—	These holdings represent investments in structured investment vehicles (SIVs). The value of SIVs may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide credit enhancements. SIVs have experienced decreased liquidity primarily resulting from declines in the market value of certain categories of collateral underlying the SIVs. These holdings were previously determined to be liquid at the time of acquisition of such investments and have since been deemed to be illiquid due to the changes in market conditions.

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   49

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund		Equity Income Fund		Growth and Income Fund	Large Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$136,589		$133,915		$276,484	$514,963
Investments in affiliates, at value	2,494		8,262		17,409	34,353
Total investment securities, at value	139,083		142,177		293,893	549,316
Cash	2		—	(b)	46	2
Receivables:
Investment securities sold	183		—		731	—
Fund shares sold	12		3,356		94	300
Interest and dividends	348		340		542	1,051
Variation margin on futures contracts	19		—		—	—
Litigation receivable	312		—		—	—
Total Assets	139,959		145,873		295,306	550,669

LIABILITIES:
Payables:
Dividends	—		141		—	—
Investment securities purchased	247		—		761	8,819
Collateral for securities lending program	1,579		4,175		10,551	17,287
Fund shares redeemed	185		181		326	1,235
Accrued liabilities:
Investment advisory fees	25		46		93	216
Administration fees	1		10		26	47
Shareholder servicing fees	7		8		58	20
Distribution fees	—	(b)	22		62	55
Custodian and accounting fees	4		4		1	18
Trustees’ and Chief Compliance Officer’s fees	2		5		27	4
Other	34		65		240	89
Total Liabilities	2,084		4,657		12,145	27,790
Net Assets	$137,875		$141,216		$283,161	$522,879

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

	Disciplined Equity Fund	Equity Income Fund	Growth and Income Fund	Large Cap Growth Fund
NET ASSETS:
Paid in capital	$435,505	$133,727	$397,297	$888,818
Accumulated undistributed (distributions in excess of) net investment income	100	16	(115)	480
Accumulated net realized gains (losses)	(296,118)	(5,191)	(51,421)	(321,411)
Net unrealized appreciation (depreciation)	(1,612)	12,664	(62,600)	(45,008)
Total Net Assets	$137,875	$141,216	$283,161	$522,879

Net Assets:
Class A	$1,028	$70,462	$271,890	$155,355
Class B	—	9,468	7,204	30,285
Class C	—	3,497	2,246	6,938
Class R2	—	—	—	47
Select Class	10,292	57,789	1,821	330,254
Institutional Class	48,462	—	—	—
Ultra	78,093	—	—	—
Total	$137,875	$141,216	$283,161	$522,879

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	93	10,525	13,713	12,188
Class B	—	1,423	372	2,634
Class C	—	526	121	608
Class R2	—	—	—	4
Select Class	929	8,540	88	26,115
Institutional Class	4,383	—	—	—
Ultra	7,063	—	—	—

Net Asset Value:
Class A — Redemption price per share	$11.05	$6.69	$19.83	$12.75
Class B — Offering price per share (a)	—	6.65	19.39	11.50
Class C — Offering price per share (a)	—	6.65	18.51	11.41
Class R2 — Offering and redemption price per share	—	—	—	12.74
Select Class — Offering and redemption price per share	11.08	6.77	20.58	12.65
Institutional Class — Offering and redemption price per share	11.06	—	—	—
Ultra — Offering and redemption price per share	11.06	—	—	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$11.66	$7.06	$20.93	$13.46

Cost of investments in non-affiliates	$138,240	$121,251	$339,084	$559,971
Cost of investments in affiliates	2,494	8,262	17,409	34,353
Value of securities on loan	1,524	3,149	9,621	17,074

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   51

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Value Fund	U.S. Equity Fund	U.S. Large Cap Core Plus Fund	U.S. Large Cap Value Plus Fund
ASSETS:
Investments in non-affiliates, at value	$389,046	$1,263,990	$3,224,160	$5,369
Investments in affiliates, at value	13,243	70,729	81,149	149
Total investment securities, at value	402,289	1,334,719	3,305,309	5,518
Cash	11	109	622	—
Deposits with broker for futures	—	5,346	9,450	—
Receivables:
Investment securities sold	—	1,838	2,828	13
Fund shares sold	47	10,881	7,347	69
Interest and dividends	874	3,039	7,375	13
Due from Advisor	—	—	—	38
Variation margin on futures contracts	—	405	893	—
Total Assets	403,221	1,356,337	3,333,824	5,651

LIABILITIES:
Payables:
Due to custodian	—	—	—	25
Dividends for securities sold short	—	—	583	1
Investment securities purchased	—	1,630	2,896	91
Securities sold short, at value	—	—	433,469	710
Collateral for securities lending program	13,937	28,038	—	—
Fund shares redeemed	327	3,019	8,913	—
Accrued liabilities:
Investment advisory fees	126	420	1,586	—
Administration fees	37	96	100	—
Shareholder servicing fees	71	176	468	1
Distribution fees	8	27	42	—	(b)
Custodian and accounting fees	9	12	23	3
Trustees’ and Chief Compliance Officer’s fees	4	10	15	—	(b)
Other	64	128	69	12
Total Liabilities	14,583	33,556	448,164	843
Net Assets	$388,638	$1,322,781	$2,885,660	$4,808

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

	Large Cap Value Fund	U.S. Equity Fund	U.S. Large Cap Core Plus Fund	U.S. Large Cap Value Plus Fund
NET ASSETS:
Paid in capital	$591,862	$1,626,350	$4,127,549	$6,589
Accumulated undistributed (distributions in excess of) net investment income	48	6,952	616	(3)
Accumulated net realized gains (losses)	(121,290)	(204,513)	(630,517)	(1,186)
Net unrealized appreciation (depreciation)	(81,982)	(106,008)	(611,988)	(592)
Total Net Assets	$388,638	$1,322,781	$2,885,660	$4,808

Net Assets:
Class A	$19,951	$86,192	$110,803	$92
Class B	4,325	7,989	—	—
Class C	1,667	7,039	33,233	124
Class R2	47	47	47	—
Class R5	22,048	76,237	47,512	15
Select Class	340,600	951,986	2,694,065	4,577
Institutional Class	—	193,291	—	—
Total	$388,638	$1,322,781	$2,885,660	$4,808

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,594	12,449	8,292	10
Class B	570	1,168	—	—
Class C	220	1,031	2,507	14
Class R2	6	7	4	—
Class R5	2,906	11,006	3,539	2
Select Class	44,844	137,638	200,958	513
Institutional Class	—	27,915	—	—

Net Asset Value:
Class A — Redemption price per share	$7.69	$6.92	$13.36	$8.92
Class B — Offering price per share (a)	7.59	6.84	—	—
Class C — Offering price per share (a)	7.55	6.83	13.26	8.94
Class R2 — Offering and redemption price per share	7.68	6.92	13.32	—
Class R5 — Offering and redemption price per share	7.59	6.93	13.43	8.92
Select Class — Offering and redemption price per share	7.60	6.92	13.41	8.92
Institutional Class — Offering and redemption price per share	—	6.92	—	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$8.12	$7.30	$14.10	$9.41

Cost of investments in non-affiliates	$471,028	$1,370,975	$3,903,356	$6,121
Cost of investments in affiliates	13,243	70,729	81,149	149
Value of securities on loan	14,057	30,469	—	—
Proceeds from securities sold short	—	—	499,541	870

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   53

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

	Disciplined Equity Fund	Equity Income Fund	Growth and Income Fund	Large Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,393	$3,196	$5,280	$4,119
Dividend income from affiliates (a)	24	53	114	236
Interest income from non-affiliates	3	—	—	—
Income from securities lending (net)	24	47	96	61
Total investment income	2,444	3,296	5,490	4,416

EXPENSES:
Investment advisory fees	217	325	717	1,740
Administration fees	91	85	188	363
Distribution fees:
Class A	1	105	427	249
Class B	—	44	36	161
Class C	—	14	11	35
Class R2	—	—	—	— (b)
Shareholder servicing fees:
Class A	1	105	427	249
Class B	—	15	12	54
Class C	—	5	4	12
Class R2	—	—	—	— (b)
Select Class	18	79	6	553
Institutional Class	31	—	—	—
Custodian and accounting fees	19	16	9	23
Interest expense to affiliates	—	— (b)	— (b)	4
Professional fees	32	22	24	20
Trustees’ and Chief Compliance Officer’s fees	1	1	2	4
Printing and mailing costs	—	22	14	35
Registration and filing fees	17	27	16	21
Transfer agent fees	14	170	410	715
Other	—	4	8	6
Total expenses	442	1,039	2,311	4,244
Less amounts waived	(86)	(100)	(18)	(341)
Less earnings credits	— (b)	— (b)	— (b)	(1)
Net expenses	356	939	2,293	3,902
Net investment income (loss)	2,088	2,357	3,197	514

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(18,942)	(4,367)	(45,652)	28,367
Futures	(877)	—	—	—
Net realized gain (loss)	(19,819)	(4,367)	(45,652)	28,367
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(38,161)	(34,549)	(76,745)	(321,080)
Futures	152	—	—	—
Change in net unrealized appreciation (depreciation)	(38,009)	(34,549)	(76,745)	(321,080)
Net realized/unrealized gains (losses)	(57,828)	(38,916)	(122,397)	(292,713)
Change in net assets resulting from operations	$(55,740)	$(36,559)	$(119,200)	$(292,199)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

	Large Cap Value Fund	U.S. Equity Fund	U.S. Large Cap Core Plus Fund	U.S. Large Cap Value Plus Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$7,018	$16,998	$43,740 (c)	$69
Dividend income from affiliates (a)	70	503	1,165	2
Income from securities lending (net)	95	150	—	—
Total investment income	7,183	17,651	44,905	71

EXPENSES:
Investment advisory fees	955	2,724	15,945	19
Administration fees	250	716	1,674	2
Distribution fees:
Class A	31	131	136	— (b)
Class B	21	37	—	—
Class C	8	30	132	1
Class R2	— (b)	— (b)	— (b)	—
Shareholder servicing fees:
Class A	31	131	136	— (b)
Class B	7	12	—	—
Class C	3	10	44	— (b)
Class R2	— (b)	— (b)	— (b)	—
Class R5	7	20	13	— (b)
Select Class	523	1,172	3,742	4
Institutional Class	—	111	—	—
Custodian and accounting fees	22	48	137	20
Interest expense to affiliates	— (b)	—	1	8
Professional fees	26	46	48	33
Trustees’ and Chief Compliance Officer’s fees	3	8	24	— (b)
Printing and mailing costs	12	19	163	11
Registration and filing fees	27	47	54	30
Transfer agent fees	193	383	843	10
Dividend expense on securities sold short	—	—	6,514	10
Other	13	6	14	2
Total expenses	2,132	5,651	29,620	150
Less amounts waived	(13)	(311)	(6,219)	(22)
Less earnings credits	— (b)	— (b)	(25)	—
Less expense reimbursements	—	—	—	(90)
Net expenses	2,119	5,340	23,376	38
Net investment income (loss)	5,064	12,311	21,529	33

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(95,045)	(157,893)	(568,236)	(1,188)
Futures	—	(10,650)	(15,259)	—
Securities sold short	—	—	129,741	123
Net realized gain (loss)	(95,045)	(168,543)	(453,754)	(1,065)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(58,319)	(253,874)	(574,359)	(144)
Futures	—	1,552	4,905	—
Securities sold short	—	—	26,299	107
Change in net unrealized appreciation (depreciation)	(58,319)	(252,322)	(543,155)	(37)
Net realized/unrealized gains (losses)	(153,364)	(420,865)	(996,909)	(1,102)
Change in net assets resulting from operations	$(148,300)	$(408,554)	$(975,380)	$(1,069)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

(c)	Includes broker borrowing fees paid in relation to short sale transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   55

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Equity Income Fund		Growth and Income Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,088	$4,387	$2,357	$7,268	$3,197	$6,001
Net realized gain (loss)	(19,819)	35,425	(4,367)	14,640	(45,652)	18,428
Change in net unrealized appreciation (depreciation)	(38,009)	(79,125)	(34,549)	(64,840)	(76,745)	(130,891)
Change in net assets resulting from operations	(55,740)	(39,313)	(36,559)	(42,932)	(119,200)	(106,462)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(11)	(21)	(1,069)	(4,040)	(3,046)	(5,513)
From net realized gains	—	—	(4,654)	(16,644)	—	(71,487)
Class B
From net investment income	—	—	(116)	(370)	(62)	(96)
From net realized gains	—	—	(622)	(2,150)	—	(2,405)
Class C
From net investment income	—	—	(39)	(112)	(21)	(31)
From net realized gains	—	—	(221)	(600)	—	(691)
Select Class
From net investment income	(136)	(355)	(926)	(2,286)	(42)	(139)
From net realized gains	—	—	(3,627)	(8,762)	—	(1,637)
Institutional Class
From net investment income	(662)	(1,625)	—	—	—	—
Ultra
From net investment income	(1,111)	(2,280)	—	—	—	—
Total distributions to shareholders	(1,920)	(4,281)	(11,274)	(34,964)	(3,171)	(81,999)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(8,959)	(72,844)	5,194	(27,433)	(32,469)	8,529

NET ASSETS
Change in net assets	(66,619)	(116,438)	(42,639)	(105,329)	(154,840)	(179,932)
Beginning of period	204,494	320,932	183,855	289,184	438,001	617,933
End of period	$137,875	$204,494	$141,216	$183,855	$283,161	$438,001
Accumulated undistributed (distributions in excess of) net investment income	$100	$(68)	$16	$(191)	$(115)	$(141)

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

	Large Cap Growth Fund		Large Cap Value Fund		U.S. Equity Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$514	$(2,440)	$5,064	$11,388	$12,311	$17,717
Net realized gain (loss)	28,367	96,875	(95,045)	(3,368)	(168,543)	46,583
Change in net unrealized appreciation (depreciation)	(321,080)	(44,911)	(58,319)	(183,171)	(252,322)	(222,656)
Change in net assets resulting from operations	(292,199)	49,524	(148,300)	(175,151)	(408,554)	(158,356)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(215)	(510)	(350)	(1,151)
From net realized gains	—	—	—	(9,870)	(657)	(17,774)
Class B
From net investment income	—	—	(36)	(80)	(19)	(50)
From net realized gains	—	—	—	(2,730)	(61)	(2,436)
Class C
From net investment income	—	—	(13)	(29)	(16)	(34)
From net realized gains	—	—	—	(947)	(53)	(1,282)
Class R2 (a)
From net investment income	—	—	— (b)	—	—	—
From net realized gains	—	—	—	—	— (b)	—
Class R5
From net investment income	—	—	(290)	(665)	(338)	(1,131)
From net realized gains	—	—	—	(10,874)	(508)	(9,727)
Select Class
From net investment income	—	—	(4,239)	(9,533)	(3,712)	(11,367)
From net realized gains	—	—	—	(144,152)	(6,949)	(123,717)
Institutional Class
From net investment income	—	—	—	—	(964)	(3,440)
From net realized gains	—	—	—	—	(1,459)	(35,935)
Ultra
From net investment income	—	—	—	(29)	—	—
From net realized gains	—	—	—	(693)	—	—
Total distributions to shareholders	—	—	(4,793)	(180,112)	(15,086)	(208,044)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(95,328)	(158,510)	(38,284)	111,268	270,970	299,792

NET ASSETS
Change in net assets	(387,527)	(108,986)	(191,377)	(243,995)	(152,670)	(66,608)
Beginning of period	910,406	1,019,392	580,015	824,010	1,475,451	1,542,059
End of period	$522,879	$910,406	$388,638	$580,015	$1,322,781	$1,475,451
Accumulated undistributed (distributions in excess of) net investment income	$480	$(34)	$48	$(223)	$6,952	$40

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   57

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Large Cap Core Plus Fund		U.S. Large Cap Value Plus Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Period Ended 6/30/2008 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$21,529	$24,536	$33	$30
Net realized gain (loss)	(453,754)	(123,367)	(1,065)	(121)
Change in net unrealized appreciation (depreciation)	(543,155)	(156,711)	(37)	(555)
Change in net assets resulting from operations	(975,380)	(255,542)	(1,069)	(646)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,301)	(137)	(1)	— (c)
From net realized gains	—	(1,049)	—	—
Class C
From net investment income	(238)	(31)	— (c)	— (c)
From net realized gains	—	(356)	—	—
Class R2 (b)
From net investment income	(1)	—	—	—
Class R5
From net investment income	(693)	(227)	— (c)	— (c)
From net realized gains	—	(1,351)	—	—
Select Class
From net investment income	(36,761)	(8,033)	(57)	(8)
From net realized gains	—	(64,146)	—	—
Total distributions to shareholders	(38,994)	(75,330)	(58)	(8)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	310,554	2,494,455	2,487	4,102

NET ASSETS
Change in net assets	(703,820)	2,163,583	1,360	3,448
Beginning of period	3,589,480	1,425,897	3,448	—
End of period	$2,885,660	$3,589,480	$4,808	$3,448
Accumulated undistributed (distributions in excess of) net investment income	$616	$18,081	$(3)	$22

(a)	Commencement of operations was November 30, 2007.

(b)	Commencement of offering of class of shares effective November 3, 2008 for the U.S. Large Cap Core Plus Fund.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

	Disciplined Equity Fund		Equity Income Fund		Growth and Income Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$104	$483	$3,833	$110,508	$3,619	$11,308
Dividends and distributions reinvested	10	21	5,347	19,875	2,865	72,250
Cost of shares redeemed	(160)	(355)	(11,811)	(144,781)	(31,759)	(74,657)
Change in net assets from Class A capital transactions	$(46)	$149	$(2,631)	$(14,398)	$(25,275)	$8,901
Class B
Proceeds from shares issued	$—	$—	$576	$1,906	$497	$1,740
Dividends and distributions reinvested	—	—	704	2,368	60	2,383
Cost of shares redeemed	—	—	(2,544)	(11,378)	(2,176)	(7,495)
Change in net assets from Class B capital transactions	$—	$—	$(1,264)	$(7,104)	$(1,619)	$(3,372)
Class C
Proceeds from shares issued	$—	$—	$797	$1,111	$246	$706
Dividends and distributions reinvested	—	—	232	637	19	666
Cost of shares redeemed	—	—	(831)	(2,675)	(613)	(1,467)
Change in net assets from Class C capital transactions	$—	$—	$198	$(927)	$(348)	$(95)
Select Class
Proceeds from shares issued	$2,418	$6,868	$26,813	$40,854	$426	$6,365
Dividends and distributions reinvested	110	283	1,078	3,839	34	1,492
Cost of shares redeemed	(4,527)	(54,127)	(19,000)	(49,697)	(5,687)	(4,762)
Change in net assets from Select Class capital transactions	$(1,999)	$(46,976)	$8,891	$(5,004)	$(5,227)	$3,095
Institutional Class
Proceeds from shares issued	$2,586	$10,052	$—	$—	$—	$—
Dividends and distributions reinvested	571	1,420	—	—	—	—
Cost of shares redeemed	(7,323)	(36,239)	—	—	—	—
Change in net assets from Institutional Class capital transactions	$(4,166)	$(24,767)	$—	$—	$—	$—
Ultra
Proceeds from shares issued	$1,520	$9,061	$—	$—	$—	$—
Dividends and distributions reinvested	1,111	2,280	—	—	—	—
Cost of shares redeemed	(5,379)	(12,591)	—	—	—	—
Change in net assets from Ultra capital transactions	$(2,748)	$(1,250)	$—	$—	$—	$—
Total change in net assets from capital transactions	$(8,959)	$(72,844)	$5,194	$(27,433)	$(32,469)	$8,529

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Disciplined Equity Fund		Equity Income Fund		Growth and Income Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	8	28	499	10,222	158	336
Reinvested	1	1	792	1,903	133	2,276
Redeemed	(12)	(21)	(1,479)	(13,987)	(1,370)	(2,213)
Change in Class A Shares	(3)	8	(188)	(1,862)	(1,079)	399
Class B
Issued	—	—	77	178	22	54
Reinvested	—	—	106	228	3	77
Redeemed	—	—	(320)	(1,051)	(95)	(227)
Change in Class B Shares	—	—	(137)	(645)	(70)	(96)
Class C
Issued	—	—	112	99	10	23
Reinvested	—	—	35	61	1	22
Redeemed	—	—	(110)	(249)	(28)	(47)
Change in Class C Shares	—	—	37	(89)	(17)	(2)
Select Class
Issued	163	385	3,448	3,674	19	168
Reinvested	9	17	156	364	1	45
Redeemed	(345)	(2,997)	(2,428)	(4,542)	(228)	(143)
Change in Select Class Shares	(173)	(2,595)	1,176	(504)	(208)	70
Institutional Class
Issued	208	554	—	—	—	—
Reinvested	47	83	—	—	—	—
Redeemed	(611)	(2,136)	—	—	—	—
Change in Institutional Class Shares	(356)	(1,499)	—	—	—	—
Ultra
Issued	113	530	—	—	—	—
Reinvested	92	135	—	—	—	—
Redeemed	(438)	(722)	—	—	—	—
Change in Ultra Shares	(233)	(57)	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

	Large Cap Growth Fund		Large Cap Value Fund		U.S. Equity Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$12,981	$68,787	$2,086	$7,450	$13,832	$21,635
Dividends and distributions reinvested	—	—	188	8,660	907	17,099
Cost of shares redeemed	(23,066)	(55,175)	(5,390)	(12,263)	(15,019)	(28,429)
Change in net assets from Class A capital transactions	$(10,085)	$13,612	$(3,116)	$3,847	$(280)	$10,305
Class B
Proceeds from shares issued	$1,420	$7,540	$481	$851	$1,267	$1,564
Dividends and distributions reinvested	—	—	34	2,539	74	2,198
Cost of shares redeemed	(13,043)	(58,030)	(1,650)	(5,244)	(2,729)	(9,322)
Change in net assets from Class B capital transactions	$(11,623)	$(50,490)	$(1,135)	$(1,854)	$(1,388)	$(5,560)
Class C
Proceeds from shares issued	$754	$5,183	$201	$595	$2,765	$2,884
Dividends and distributions reinvested	—	—	12	850	61	1,132
Cost of shares redeemed	(2,126)	(4,534)	(675)	(1,758)	(1,806)	(2,432)
Change in net assets from Class C capital transactions	$(1,372)	$649	$(462)	$(313)	$1,020	$1,584
Class R2 (a)
Proceeds from shares issued	$50	$—	$50	$—	$50	$—
Dividends and distributions reinvested	—	—	— (b)	—	— (b)	—
Change in net assets from Class R2 capital transactions	$50	$—	$50	$—	$50	$—
Class R5
Proceeds from shares issued	$—	$—	$1,866	$24,970	$15,141	$75,007
Dividends and distributions reinvested	—	—	290	11,539	846	10,857
Cost of shares redeemed	—	—	(1,980)	(23,258)	(11,543)	(12,383)
Change in net assets from Class R5 capital transactions	$—	$—	$176	$13,251	$4,444	$73,481
Select Class
Proceeds from shares issued	$87,395	$135,469	$30,658	$169,373	$373,539	$283,900
Dividends and distributions reinvested	—	—	103	107,821	4,872	97,889
Cost of shares redeemed	(156,870)	(258,550)	(64,558)	(174,340)	(124,343)	(255,767)
Change in net assets from Select Class capital transactions	$(69,475)	$(123,081)	$(33,797)	$102,854	$254,068	$126,022
Institutional Class
Proceeds from shares issued	$—	$—	$—	$—	$34,775	$136,604
Subscription in-kind (See Note 9)	—	—	—	—	6,663	—
Dividends and distributions reinvested	—	—	—	—	908	17,495
Cost of shares redeemed	—	—	—	—	(29,290)	(60,139)
Change in net assets from Institutional Class capital transactions	$—	$—	$—	$—	$13,056	$93,960
Ultra
Proceeds from shares issued	$—	$800	$—	$694	$—	$—
Dividends and distributions reinvested	—	—	—	— (b)	—	—
Cost of shares redeemed	(2,823)	—	—	(7,211)	—	—
Change in net assets from Ultra capital transactions	$(2,823)	$800	$—	$(6,517)	$—	$—
Total change in net assets from capital transactions	$(95,328)	$(158,510)	$(38,284)	$111,268	$270,970	$299,792

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund		U.S. Equity Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	817	3,512	239	517	1,706	1,936
Reinvested	—	—	22	682	123	1,606
Redeemed	(1,516)	(2,810)	(596)	(873)	(1,973)	(2,550)
Change in Class A Shares	(699)	702	(335)	326	(144)	992
Class B
Issued	105	423	56	60	163	144
Reinvested	—	—	4	202	10	209
Redeemed	(906)	(3,289)	(187)	(374)	(332)	(854)
Change in Class B Shares	(801)	(2,866)	(127)	(112)	(159)	(501)
Class C
Issued	54	286	26	44	338	250
Reinvested	—	—	1	68	9	107
Redeemed	(158)	(263)	(77)	(123)	(225)	(218)
Change in Class C Shares	(104)	23	(50)	(11)	122	139
Class R2 (a)
Issued	4	—	6	—	7	—
Reinvested	—	—	— (b)	—	— (b)	—
Change in Class R2 Shares	4	—	6	—	7	—
Class R5
Issued	—	—	232	1,753	2,113	6,636
Reinvested	—	—	35	917	114	1,022
Redeemed	—	—	(228)	(1,836)	(1,291)	(1,138)
Change in Class R5 Shares	—	—	39	834	936	6,520
Select Class
Issued	5,800	7,158	3,952	13,128	49,598	27,689
Reinvested	—	—	11	8,566	696	9,196
Redeemed	(9,789)	(13,347)	(7,396)	(12,058)	(16,179)	(22,406)
Change in Select Class Shares	(3,989)	(6,189)	(3,433)	9,636	34,115	14,479
Institutional Class
Issued	—	—	—	—	4,349	11,992
Subscription in-kind (See Note 9)	—	—	—	—	980	—
Reinvested	—	—	—	—	118	1,643
Redeemed	—	—	—	—	(3,689)	(5,602)
Change in Institutional Class Shares	—	—	—	—	1,758	8,033
Ultra
Issued	—	37	—	55	—	—
Reinvested	—	—	—	— (b)	—	—
Redeemed	(213)	—	—	(480)	—	—
Change in Ultra Shares	(213)	37	—	(425)	—	—

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

	U.S. Large Cap Core Plus Fund		U.S. Large Cap Value Plus Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)		Period Ended 6/30/2008 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$71,639	$125,379	$20		$118
Dividends and distributions reinvested	1,153	1,109	1		—	(c)
Cost of shares redeemed	(33,000)	(12,966)	—		(3)
Change in net assets from Class A capital transactions	$39,792	$113,522	$21		$115
Class C
Proceeds from shares issued	$12,649	$40,356	$10		$204
Dividends and distributions reinvested	202	356	—	(c)	—	(c)
Cost of shares redeemed	(4,875)	(1,840)	—		(14)
Change in net assets from Class C capital transactions	$7,976	$38,872	$10		$190
Class R2 (b)
Proceeds from shares issued	$50	$—	$—		$—
Dividends and distributions reinvested	1	—	—		—
Change in net assets from Class R2 capital transactions	$51	$—	$—		$—
Class R5
Proceeds from shares issued	$11,555	$31,027	$—		$25
Dividends and distributions reinvested	693	1,578	—	(c)	—	(c)
Cost of shares redeemed	(4,891)	(13,682)	—		—
Change in net assets from Class R5 capital transactions	$7,357	$18,923	$—	(c)	$25
Select Class
Proceeds from shares issued	$763,151	$2,540,704	$3,165		$3,767
Subscription in-kind (Note 9)	—	2,500	—		—
Dividends and distributions reinvested	9,244	22,190	36		8
Cost of shares redeemed	(517,017)	(242,256)	(745)		(3)
Change in net assets from Select Class capital transactions	$255,378	$2,323,138	$2,456		$3,772

Total change in net assets from capital transactions	$310,554	$2,494,455	$2,487		$4,102

(a)	Commencement of operations was November 30, 2007.

(b)	Commencement of offering of class of shares effective November 3, 2008 for the U.S. Large Cap Core Plus Fund.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Large Cap Core Plus Fund		U.S. Large Cap Value Plus Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)		Period Ended 6/30/2008 (a)
SHARE TRANSACTIONS:
Class A
Issued	4,620	6,256	2		8
Reinvested	90	54	—	(c)	—	(c)
Redeemed	(2,209)	(666)	—		—	(c)
Change in Class A Shares	2,501	5,644	2		8
Class C
Issued	828	2,026	1		14
Reinvested	16	18	—	(c)	—	(c)
Redeemed	(333)	(95)	—		(1)
Change in Class C Shares	511	1,949	1		13
Class R2 (b)
Issued	4	—	—		—
Reinvested	— (c)	—	—		—
Change in Class R2 Shares	4	—	—		—
Class R5
Issued	748	1,527	—		2
Reinvested	54	77	—	(c)	—	(c)
Redeemed	(337)	(641)	—		—
Change in Class R5 Shares	465	963	—	(c)	2
Select Class
Issued	53,542	127,028	327		259
Subscription in-kind (See Note 9)	—	121	—		—
Reinvested	717	1,077	4		1
Redeemed	(35,179)	(11,968)	(78)		—	(c)
Change in Select Class Shares	19,080	116,258	253		260

(a)	Commencement of operations was November 30, 2007.

(b)	Commencement of offering of class of shares effective November 3, 2008 for the U.S. Large Cap Core Plus Fund.

(c)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2008

(Amounts in thousands)

U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows used by operating activities:
Net decrease in net assets from operations	$(975,380)

Adjustments to reconcile net decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(2,461,006)
Proceeds from disposition of investment securities	2,141,647
Covers of investment securities sold short	(603,965)
Proceeds from disposition of investment securities sold short	605,305
Proceeds from disposition of short-term investments, net	28,433
Decrease in unrealized appreciation/depreciation on investments	574,359
Increase in unrealized appreciation/depreciation on securities sold short	(26,299)
Realized gain/loss on investments	546,869
Realized gain/loss on investment securities sold short	(108,374)
Increase in deposits with broker for futures contracts	(2,250)
Decrease in receivable for investments sold	70,303
Increase in interest and dividends receivable	(1,753)
Increase in variation margin receivable	(808)
Decrease in payable for investments purchased	(66,460)
Decrease in dividends for securities sold short payable	(248)
Decrease in accrued expenses and other liabilities	(864)
Net cash provided (used) by operating activities	(280,491)

Cash flows provided (used) by financing activities:
Net proceeds from shares issued	863,365
Net cost of shares redeemed	(554,570)
Cash distributions paid (net of reinvestments of $11,293)	(27,701)
Net cash provided (used) by financing activities	281,094
Net increase in cash	603

Cash:
Beginning of period	19
End of period	$622

Supplemental disclosure of cash flow information:

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts at banks that are not subject to withdrawal restrictions or penalties to be cash.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   65

STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2008

(Amounts in thousands)

U.S. Large Cap Value Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows used by operating activities:
Net decrease in net assets from operations	$(1,069)

Adjustments to reconcile net decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(5,726)
Proceeds from disposition of investment securities	3,134
Covers of investment securities sold short	(573)
Proceeds from disposition of investment securities sold short	739
Proceeds from disposition of short-term investments, net	13
Decrease in unrealized appreciation/depreciation on investments	144
Increase in unrealized appreciation/depreciation on securities sold short	(107)
Realized gain/loss on investments	1,188
Realized gain/loss on investment securities sold short	(123)
Increase in due from Advisor and Affiliates	(29)
Decrease in receivable for investments sold	308
Increase in interest and dividends receivable	(5)
Decrease in payable for investments purchased	(259)
Decrease in accrued expenses and other liabilities	(20)
Net cash provided (used) by operating activities	(2,385)

Cash flows provided (used) by financing activities:
Net proceeds from shares issued	3,126
Net cost of shares redeemed	(745)
Cash distributions paid (net of reinvestments of $37)	(21)
Due to custodian	25
Net cash provided (used) by financing activities	2,385
Net decrease in cash	— (a)

Cash:
Beginning of period	— (a)
End of period	$—

Supplemental disclosure of cash flow information:

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts at banks that are not subject to withdrawal restrictions or penalties to be cash.

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   67

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Return of capital		Total distributions	Redemption fees
Disciplined Equity Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$15.44	$0.13	(g)	$(4.40	)(h)	$(4.27)	$(0.12)	$—		$(0.12)	$—
Year Ended June 30, 2008	18.45	0.22	(g)	(3.00)		(2.78)	(0.23)	—		(0.23)	—
Year Ended June 30, 2007	15.33	0.18	(g)	3.15		3.33	(0.21)	—		(0.21)	—
January 1, 2006 through June 30, 2006 (e)	15.14	0.09	(g)	0.18		0.27	(0.08)	—		(0.08)	—	(i)
Year Ended December 31, 2005	14.78	0.13	(g)	0.36		0.49	(0.13)	—		(0.13)	—
Year Ended December 31, 2004	13.50	0.13		1.30		1.43	(0.15)	—		(0.15)	—
Year Ended December 31, 2003	10.54	0.05		2.99		3.04	(0.08)	—	(i)	(0.08)	—

Select Class
Six Months Ended December 31, 2008 (Unaudited)	15.48	0.15	(g)	(4.41	)(h)	(4.26)	(0.14)	—		(0.14)	—
Year Ended June 30, 2008	18.48	0.26	(g)	(3.00)		(2.74)	(0.26)	—		(0.26)	—
Year Ended June 30, 2007	15.34	0.22	(g)	3.16		3.38	(0.24)	—		(0.24)	—
January 1, 2006 through June 30, 2006 (e)	15.16	0.11	(g)	0.17		0.28	(0.10)	—		(0.10)	—	(i)
Year Ended December 31, 2005	14.80	0.17	(g)	0.36		0.53	(0.17)	—		(0.17)	—
Year Ended December 31, 2004	13.51	0.18		1.30		1.48	(0.19)	—		(0.19)	—
Year Ended December 31, 2003	10.55	0.11		2.98		3.09	(0.13)	—		(0.13)	—

Institutional Class
Six Months Ended December 31, 2008 (Unaudited)	15.45	0.16	(g)	(4.40	)(h)	(4.24)	(0.15)	—		(0.15)	—
Year Ended June 30, 2008	18.47	0.29	(g)	(3.01)		(2.72)	(0.30)	—		(0.30)	—
Year Ended June 30, 2007	15.33	0.25	(g)	3.16		3.41	(0.27)	—		(0.27)	—
January 1, 2006 through June 30, 2006 (e)	15.15	0.12	(g)	0.17		0.29	(0.11)	—		(0.11)	—	(i)
Year Ended December 31, 2005	14.78	0.19	(g)	0.37		0.56	(0.19)	—		(0.19)	—
Year Ended December 31, 2004	13.49	0.22		1.28		1.50	(0.21)	—		(0.21)	—
Year Ended December 31, 2003	10.55	0.18		2.92		3.10	(0.16)	—	(i)	(0.16)	—

Ultra
Six Months Ended December 31, 2008 (Unaudited)	15.45	0.16	(g)	(4.40	)(h)	(4.24)	(0.15)	—		(0.15)	—
Year Ended June 30, 2008	18.47	0.31	(g)	(3.02)		(2.71)	(0.31)	—		(0.31)	—
Year Ended June 30, 2007	15.33	0.26	(g)	3.17		3.43	(0.29)	—		(0.29)	—
January 1, 2006 through June 30, 2006 (e)	15.15	0.12	(g)	0.18		0.30	(0.12)	—		(0.12)	—	(i)
Year Ended December 31, 2005	14.79	0.21	(g)	0.36		0.57	(0.21)	—		(0.21)	—
Year Ended December 31, 2004	13.50	0.22		1.30		1.52	(0.23)	—		(0.23)	—
March 24, 2003 (f) through December 31, 2003	10.77	0.12		2.75		2.87	(0.14)	—	(i)	(0.14)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Includes a gain resulting from a litigation payment on a security owned in a prior year. Without this gain, the total return would have been (27.83)%, (27.74)%, (27.67)%, and (27.63)%, and the net realized and unrealized gains (losses) on investments per share would have been $(4.42), $(4.43), $(4.42), and $(4.42) for Class A, Select Class, Institutional Class and Ultra Shares, respectively.

(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 11.05	(27.70	)%(h)	$1,028	0.85%	1.97%	0.95%	38%
15.44	(15.18)		1,487	0.85	1.26	0.92	72
18.45	21.82		1,628	0.85	1.07	0.92	59
15.33	1.78		1,141	0.85	1.14	0.95	34
15.14	3.33		957	0.87	0.87	1.04	44
14.78	10.64		1,847	0.95	1.01	1.67	49
13.50	28.96		2,000	0.95	0.74	2.31	77

11.08	(27.61	)(h)	10,292	0.60	2.19	0.70	38
15.48	(14.93)		17,063	0.60	1.45	0.68	72
18.48	22.16		68,341	0.60	1.32	0.66	59
15.34	1.85		254,182	0.60	1.42	0.70	34
15.16	3.61		90,359	0.60	1.17	0.68	44
14.80	11.03		79,342	0.63	1.37	0.78	49
13.51	29.45		78,000	0.67	1.02	0.80	77

11.06	(27.54	)(h)	48,462	0.45	2.36	0.55	38
15.45	(14.88)		73,219	0.45	1.66	0.52	72
18.47	22.40		115,178	0.45	1.47	0.51	59
15.33	1.89		219,916	0.45	1.54	0.54	34
15.15	3.84		310,294	0.45	1.31	0.52	44
14.78	11.23		341,641	0.45	1.52	0.60	49
13.49	29.60		418,000	0.45	1.24	0.60	77

11.06	(27.50	)(h)	78,093	0.35	2.47	0.45	38
15.45	(14.78)		112,725	0.35	1.76	0.42	72
18.47	22.53		135,785	0.35	1.55	0.42	59
15.33	1.95		153,648	0.35	1.62	0.45	34
15.15	3.87		125,344	0.35	1.41	0.43	44
14.79	11.33		102,817	0.35	1.59	0.55	49
13.50	26.75		108,000	0.35	1.28	0.54	77

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   69

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Equity Income Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$9.11	$0.12	(e)	$(1.97)	$(1.85)	$(0.10)	$(0.47)	$(0.57)
Year Ended June 30, 2008	12.42	0.28	(e)	(2.17)	(1.89)	(0.26)	(1.16)	(1.42)
Year Ended June 30, 2007	12.10	0.26	(e)	2.26	2.52	(0.26)	(1.94)	(2.20)
Year Ended June 30, 2006	15.57	0.27	(e)	0.79	1.06	(0.30)	(4.23)	(4.53)
Year Ended June 30, 2005	16.60	0.30		1.43	1.73	(0.30)	(2.46)	(2.76)
Year Ended June 30, 2004	15.00	0.21		2.12	2.33	(0.21)	(0.52)	(0.73)

Class B
Six Months Ended December 31, 2008 (Unaudited)	9.05	0.09	(e)	(1.94)	(1.85)	(0.08)	(0.47)	(0.55)
Year Ended June 30, 2008	12.36	0.22	(e)	(2.16)	(1.94)	(0.21)	(1.16)	(1.37)
Year Ended June 30, 2007	12.05	0.20	(e)	2.25	2.45	(0.20)	(1.94)	(2.14)
Year Ended June 30, 2006	15.52	0.20	(e)	0.80	1.00	(0.24)	(4.23)	(4.47)
Year Ended June 30, 2005	16.57	0.17		1.44	1.61	(0.20)	(2.46)	(2.66)
Year Ended June 30, 2004	14.98	0.10		2.12	2.22	(0.11)	(0.52)	(0.63)

Class C
Six Months Ended December 31, 2008 (Unaudited)	9.05	0.09	(e)	(1.94)	(1.85)	(0.08)	(0.47)	(0.55)
Year Ended June 30, 2008	12.35	0.22	(e)	(2.15)	(1.93)	(0.21)	(1.16)	(1.37)
Year Ended June 30, 2007	12.04	0.20	(e)	2.25	2.45	(0.20)	(1.94)	(2.14)
Year Ended June 30, 2006	15.52	0.21	(e)	0.78	0.99	(0.24)	(4.23)	(4.47)
Year Ended June 30, 2005	16.57	0.22		1.39	1.61	(0.20)	(2.46)	(2.66)
Year Ended June 30, 2004	14.98	0.09		2.13	2.22	(0.11)	(0.52)	(0.63)

Select Class
Six Months Ended December 31, 2008 (Unaudited)	9.20	0.13	(e)	(1.97)	(1.84)	(0.12)	(0.47)	(0.59)
Year Ended June 30, 2008	12.53	0.31	(e)	(2.19)	(1.88)	(0.29)	(1.16)	(1.45)
Year Ended June 30, 2007	12.19	0.30	(e)	2.27	2.57	(0.29)	(1.94)	(2.23)
Year Ended June 30, 2006	15.65	0.32	(e)	0.79	1.11	(0.34)	(4.23)	(4.57)
Year Ended June 30, 2005	16.67	0.34		1.44	1.78	(0.34)	(2.46)	(2.80)
Year Ended June 30, 2004	15.06	0.25		2.13	2.38	(0.25)	(0.52)	(0.77)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 6.69	(20.20)%		$70,462	1.23%	2.81%	1.33%	25%
9.11	(16.48	)(f)	97,572	1.18	2.61	1.18	49
12.42	21.98		156,220	1.18	2.13	1.18	23
12.10	7.94		123,680	1.19	2.05	1.21	21
15.57	11.18		118,328	1.12	1.93	1.25	68
16.60	15.93		89,123	1.24	1.36	1.36	15

6.65	(20.34)		9,468	1.82	2.20	1.82	25
9.05	(16.99	)(f)	14,129	1.68	2.04	1.68	49
12.36	21.39		27,245	1.68	1.62	1.68	23
12.05	7.43		33,589	1.70	1.51	1.70	21
15.52	10.40		56,778	1.79	1.23	1.87	68
16.57	15.09		69,716	1.99	0.62	2.01	15

6.65	(20.33)		3,497	1.82	2.22	1.82	25
9.05	(16.92	)(f)	4,425	1.68	2.05	1.68	49
12.35	21.42		7,138	1.68	1.63	1.68	23
12.04	7.36		6,369	1.70	1.54	1.71	21
15.52	10.40		7,532	1.74	1.33	1.80	68
16.57	15.12		4,244	1.99	0.59	2.01	15

6.77	(19.98)		57,789	0.89	3.19	1.08	25
9.20	(16.26	)(f)	67,729	0.89	2.86	0.93	49
12.53	22.32		98,581	0.89	2.41	0.93	23
12.19	8.28		129,889	0.89	2.30	0.94	21
15.65	11.46		311,852	0.87	2.15	0.95	68
16.67	16.22		326,818	0.99	1.61	1.01	15

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Growth and Income Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$27.97	$0.22	(f)	$(8.14)	$(7.92)	$(0.22)	$—	$(0.22)
Year Ended June 30, 2008	40.42	0.39	(f)	(7.22)	(6.83)	(0.37)	(5.25)	(5.62)
Year Ended June 30, 2007	34.67	0.35	(f)	7.49	7.84	(0.35)	(1.74)	(2.09)
January 1, 2006 through June 30, 2006 (e)	33.55	0.15	(f)	1.11	1.26	(0.14)	—	(0.14)
Year Ended December 31, 2005	33.00	0.23	(f)	0.99	1.22	(0.24)	(0.43)	(0.67)
Year Ended December 31, 2004	29.18	0.25	(f)	3.81	4.06	(0.24)	—	(0.24)
Year Ended December 31, 2003	23.31	0.21	(f)	5.88	6.09	(0.22)	—	(0.22)

Class B
Six Months Ended December 31, 2008 (Unaudited)	27.36	0.15	(f)	(7.96)	(7.81)	(0.16)	—	(0.16)
Year Ended June 30, 2008	39.67	0.21	(f)	(7.07)	(6.86)	(0.20)	(5.25)	(5.45)
Year Ended June 30, 2007	34.05	0.16	(f)	7.35	7.51	(0.15)	(1.74)	(1.89)
January 1, 2006 through June 30, 2006 (e)	32.95	0.06	(f)	1.09	1.15	(0.05)	—	(0.05)
Year Ended December 31, 2005	32.41	0.05	(f)	0.99	1.04	(0.07)	(0.43)	(0.50)
Year Ended December 31, 2004	28.67	0.10	(f)	3.73	3.83	(0.09)	—	(0.09)
Year Ended December 31, 2003	22.91	0.08	(f)	5.78	5.86	(0.10)	—	(0.10)

Class C
Six Months Ended December 31, 2008 (Unaudited)	26.13	0.14	(f)	(7.59)	(7.45)	(0.17)	—	(0.17)
Year Ended June 30, 2008	38.18	0.21	(f)	(6.79)	(6.58)	(0.22)	(5.25)	(5.47)
Year Ended June 30, 2007	32.86	0.16	(f)	7.08	7.24	(0.18)	(1.74)	(1.92)
January 1, 2006 through June 30, 2006 (e)	31.81	0.06	(f)	1.05	1.11	(0.06)	—	(0.06)
Year Ended December 31, 2005	31.33	0.06	(f)	0.95	1.01	(0.10)	(0.43)	(0.53)
Year Ended December 31, 2004	27.74	0.10	(f)	3.60	3.70	(0.11)	—	(0.11)
Year Ended December 31, 2003	22.19	0.08	(f)	5.59	5.67	(0.12)	—	(0.12)

Select Class
Six Months Ended December 31, 2008 (Unaudited)	29.02	0.26	(f)	(8.44)	(8.18)	(0.26)	—	(0.26)
Year Ended June 30, 2008	41.71	0.50	(f)	(7.49)	(6.99)	(0.45)	(5.25)	(5.70)
Year Ended June 30, 2007	35.71	0.48	(f)	7.72	8.20	(0.46)	(1.74)	(2.20)
January 1, 2006 through June 30, 2006 (e)	34.55	0.22	(f)	1.14	1.36	(0.20)	—	(0.20)
Year Ended December 31, 2005	33.96	0.37	(f)	1.01	1.38	(0.36)	(0.43)	(0.79)
Year Ended December 31, 2004	30.02	0.40	(f)	3.90	4.30	(0.36)	—	(0.36)
Year Ended December 31, 2003	23.98	0.32	(f)	6.05	6.37	(0.33)	—	(0.33)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

(g)	Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in the Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the turnover rate of the Growth and Income Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 19.83	(28.38)%	$271,890	1.27%	1.80%	1.27%	28%
27.97	(18.43)	413,710	1.16	1.15	1.16	69
40.42	23.20	581,817	1.17	0.94	1.17	49
34.67	3.76	523,111	1.26	0.85	1.30	16
33.55	3.72	543,010	1.24	0.68	1.24	41	(g)
33.00	13.98	601,100	1.30	0.84	1.41	44	(g)
29.18	26.27	610,000	1.30	0.83	1.45	37	(g)

19.39	(28.58)	7,204	1.77	1.29	1.77	28
27.36	(18.84)	12,097	1.66	0.62	1.66	69
39.67	22.61	21,336	1.67	0.43	1.67	49
34.05	3.50	28,724	1.76	0.34	1.80	16
32.95	3.21	38,820	1.74	0.16	1.74	41	(g)
32.41	13.38	63,113	1.80	0.32	1.91	44	(g)
28.67	25.66	76,000	1.80	0.32	2.00	37	(g)

18.51	(28.56)	2,246	1.77	1.28	1.77	28
26.13	(18.85)	3,598	1.66	0.64	1.66	69
38.18	22.61	5,349	1.67	0.44	1.67	49
32.86	3.50	5,324	1.76	0.34	1.80	16
31.81	3.21	5,645	1.74	0.19	1.74	41	(g)
31.33	13.38	6,027	1.80	0.34	1.91	44	(g)
27.74	25.64	6,000	1.80	0.32	2.00	37	(g)

20.58	(28.26)	1,821	0.90	1.94	1.04	28
29.02	(18.23)	8,596	0.90	1.45	0.91	69
41.71	23.57	9,431	0.87	1.22	0.90	49
35.71	3.95	3,415	0.90	1.24	1.05	16
34.55	4.08	3,692	0.90	1.09	1.06	41	(g)
33.96	14.42	1,426	0.90	1.27	2.31	44	(g)
30.02	26.78	1,000	0.90	1.22	1.00	37	(g)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income		Net asset value, end of period
Large Cap Growth Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$19.50	$—	(f) (g)	$(6.75	)(h)	$(6.75)	$—		$12.75
Year Ended June 30, 2008	18.67	(0.07	)(g)	0.90		0.83	—		19.50
Year Ended June 30, 2007	16.03	(0.05	)(g)	2.69		2.64	—		18.67
Year Ended June 30, 2006	14.96	(0.06	)(g)	1.13		1.07	—		16.03
Year Ended June 30, 2005	14.82	0.01		0.16		0.17	(0.03)		14.96
Year Ended June 30, 2004	12.93	(0.04)		1.93		1.89	—		14.82

Class B
Six Months Ended December 31, 2008 (Unaudited)	17.65	(0.04	)(g)	(6.11	)(h)	(6.15)	—		11.50
Year Ended June 30, 2008	16.99	(0.16	)(g)	0.82		0.66	—		17.65
Year Ended June 30, 2007	14.65	(0.13	)(g)	2.47		2.34	—		16.99
Year Ended June 30, 2006	13.75	(0.13	)(g)	1.03		0.90	—		14.65
Year Ended June 30, 2005	13.69	(0.55)		0.61		0.06	—	(f)	13.75
Year Ended June 30, 2004	12.04	(0.15)		1.80		1.65	—		13.69

Class C
Six Months Ended December 31, 2008 (Unaudited)	17.50	(0.04	)(g)	(6.05	)(h)	(6.09)	—		11.41
Year Ended June 30, 2008	16.84	(0.16	)(g)	0.82		0.66	—		17.50
Year Ended June 30, 2007	14.53	(0.13	)(g)	2.44		2.31	—		16.84
Year Ended June 30, 2006	13.63	(0.13	)(g)	1.03		0.90	—		14.53
Year Ended June 30, 2005	13.57	(0.60)		0.66		0.06	—	(f)	13.63
Year Ended June 30, 2004	11.93	(0.14)		1.78		1.64	—		13.57

Class R2
November 3, 2008 (e) through December 31, 2008 (Unaudited)	13.68	0.02	(g)	(0.96	)(h)	(0.94)	—		12.74

Select Class
Six Months Ended December 31, 2008 (Unaudited)	19.33	0.02	(g)	(6.70	)(h)	(6.68)	—		12.65
Year Ended June 30, 2008	18.46	(0.02	)(g)	0.89		0.87	—		19.33
Year Ended June 30, 2007	15.80	(0.01	)(g)	2.67		2.66	—		18.46
Year Ended June 30, 2006	14.71	(0.02	)(g)	1.11		1.09	—		15.80
Year Ended June 30, 2005	14.56	0.17		0.02		0.19	(0.04)		14.71
Year Ended June 30, 2004	12.67	—		1.89		1.89	—		14.56

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Calculated based upon average shares outstanding.

(h)	Includes a gain resulting from a litigation payment on a security owned in a prior year. Without this gain, the total return would have been (34.97)%, (35.24)%, (35.20)%, (7.38)% and (34.92)%, and the net realized and unrealized gains (losses) on investments per share would have been $(6.82), $(6.18), $(6.12), $(1.03) and $(6.77) for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively.

(i)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

(34.62	)%(h)	$155,355	1.24%	0.05%	1.34%	58%
4.45	(i)	251,333	1.24	(0.36)	1.28	52
16.47		227,544	1.24	(0.29)	1.26	35
7.15		207,103	1.24	(0.36)	1.30	49
1.14		234,983	1.24	0.12	1.34	112
14.62		262,069	1.24	(0.25)	1.36	46

(34.84	)(h)	30,285	1.78	(0.54)	1.84	58
3.88	(i)	60,623	1.77	(0.88)	1.78	52
15.97		107,034	1.76	(0.81)	1.76	35
6.55		161,461	1.78	(0.90)	1.80	49
0.46		218,707	1.91	(0.54)	1.95	112
13.70		300,533	1.99	(1.00)	2.01	46

(34.80	)(h)	6,938	1.78	(0.52)	1.84	58
3.92	(i)	12,465	1.77	(0.88)	1.78	52
15.90		11,602	1.76	(0.81)	1.76	35
6.60		11,163	1.78	(0.89)	1.81	49
0.45		12,179	1.92	(0.55)	1.95	112
13.75		20,271	1.99	(1.00)	2.01	46

(6.87	)(h)	47	1.49	1.26	1.66	58

(34.56	)(h)	330,254	0.99	0.28	1.09	58
4.71	(i)	581,830	0.99	(0.10)	1.03	52
16.84		669,951	0.99	(0.04)	1.01	35
7.41		824,532	0.99	(0.12)	1.05	49
1.31		1,201,449	0.99	0.43	1.03	112
14.92		1,702,190	0.99	0.00	1.01	46

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains	Total distributions
Large Cap Value Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$10.66	$0.09	(f)	$(2.98	)(g)	$(2.89)	$(0.08)	$—	$(0.08)
Year Ended June 30, 2008	18.54	0.20	(f)	(3.94)		(3.74)	(0.17)	(3.97)	(4.14)
Year Ended June 30, 2007	16.55	0.23	(f)	3.52		3.75	(0.23)	(1.53)	(1.76)
Year Ended June 30, 2006	15.84	0.21	(f)	1.18		1.39	(0.22)	(0.46)	(0.68)
Year Ended June 30, 2005	14.47	0.20		1.37		1.57	(0.20)	—	(0.20)
Year Ended June 30, 2004	12.16	0.13		2.31		2.44	(0.13)	—	(0.13)

Class B
Six Months Ended December 31, 2008 (Unaudited)	10.52	0.06	(f)	(2.93	)(g)	(2.87)	(0.06)	—	(0.06)
Year Ended June 30, 2008	18.38	0.13	(f)	(3.92)		(3.79)	(0.10)	(3.97)	(4.07)
Year Ended June 30, 2007	16.42	0.14	(f)	3.50		3.64	(0.15)	(1.53)	(1.68)
Year Ended June 30, 2006	15.72	0.13	(f)	1.17		1.30	(0.14)	(0.46)	(0.60)
Year Ended June 30, 2005	14.37	0.05		1.42		1.47	(0.12)	—	(0.12)
Year Ended June 30, 2004	12.08	0.03		2.29		2.32	(0.03)	—	(0.03)

Class C
Six Months Ended December 31, 2008 (Unaudited)	10.47	0.06	(f)	(2.92	)(g)	(2.86)	(0.06)	—	(0.06)
Year Ended June 30, 2008	18.32	0.13	(f)	(3.91)		(3.78)	(0.10)	(3.97)	(4.07)
Year Ended June 30, 2007	16.37	0.13	(f)	3.50		3.63	(0.15)	(1.53)	(1.68)
Year Ended June 30, 2006	15.69	0.13	(f)	1.15		1.28	(0.14)	(0.46)	(0.60)
Year Ended June 30, 2005	14.35	0.09		1.37		1.46	(0.12)	—	(0.12)
Year Ended June 30, 2004	12.06	0.03		2.29		2.32	(0.03)	—	(0.03)

Class R2
November 3, 2008 (e) through December 31, 2008 (Unaudited)	8.10	0.02	(f)	(0.40	)(g)	(0.38)	(0.04)	—	(0.04)

Class R5
Six Months Ended December 31, 2008 (Unaudited)	10.52	0.10	(f)	(2.93	)(g)	(2.83)	(0.10)	—	(0.10)
Year Ended June 30, 2008	18.37	0.27	(f)	(3.91)		(3.64)	(0.24)	(3.97)	(4.21)
Year Ended June 30, 2007	16.41	0.30	(f)	3.50		3.80	(0.31)	(1.53)	(1.84)
May 15, 2006 (e) through June 30, 2006	16.65	0.04	(f)	(0.19)		(0.15)	(0.09)	—	(0.09)

Select Class
Six Months Ended December 31, 2008 (Unaudited)	10.53	0.10	(f)	(2.94	)(g)	(2.84)	(0.09)	—	(0.09)
Year Ended June 30, 2008	18.39	0.24	(f)	(3.92)		(3.68)	(0.21)	(3.97)	(4.18)
Year Ended June 30, 2007	16.42	0.27	(f)	3.50		3.77	(0.27)	(1.53)	(1.80)
Year Ended June 30, 2006	15.73	0.25	(f)	1.17		1.42	(0.27)	(0.46)	(0.73)
Year Ended June 30, 2005	14.36	0.24		1.36		1.60	(0.23)	—	(0.23)
Year Ended June 30, 2004	12.06	0.17		2.30		2.47	(0.17)	—	(0.17)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Includes a gain resulting from a litigation payment on a security owned in a prior year. Without this gain, the total return would have been (27.36)%, (27.53)%, (27.57)%, (4.94)%, (27.17)% and (27.21)%, and the net realized and unrealized gains (losses) on investments per share would have been $(3.00), $(2.95), $(2.94), $(0.42), $(2.95) and $(2.96) for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 7.69	(27.17	)%(g)	$19,951	1.12%	1.87%	1.13%	54%
10.66	(23.52	)(h)	31,227	1.09	1.39	1.09	93
18.54	23.49		48,264	1.07	1.27	1.07	77
16.55	8.93		44,110	1.08	1.31	1.11	72
15.84	10.87		58,488	1.08	1.29	1.21	112
14.47	20.14		64,318	1.18	1.01	1.29	32

7.59	(27.34	)(g)	4,325	1.62	1.38	1.63	54
10.52	(24.04	)(h)	7,337	1.59	0.89	1.59	93
18.38	22.89		14,870	1.57	0.77	1.57	77
16.42	8.37		15,437	1.58	0.81	1.61	72
15.72	10.22		23,304	1.74	0.61	1.81	112
14.37	19.24		27,036	1.93	0.25	1.94	32

7.55	(27.38	)(g)	1,667	1.62	1.40	1.63	54
10.47	(24.06	)(h)	2,830	1.59	0.89	1.59	93
18.32	22.92		5,143	1.57	0.77	1.57	77
16.37	8.30		4,850	1.58	0.82	1.61	72
15.69	10.10		5,678	1.73	0.62	1.80	112
14.35	19.27		5,716	1.93	0.25	1.94	32

7.68	(4.69	)(g)	47	1.40	1.92	1.40	54

7.59	(26.97	)(g)	22,048	0.68	2.34	0.68	54
10.52	(23.26	)(h)	30,165	0.64	1.87	0.64	93
18.37	24.04		37,350	0.62	1.70	0.62	77
16.41	(0.92)		9,729	0.64	2.12	0.74	72

7.60	(27.02	)(g)	340,600	0.87	2.13	0.88	54
10.53	(23.43	)(h)	508,456	0.84	1.66	0.84	93
18.39	23.83		710,573	0.82	1.53	0.82	77
16.42	9.16		897,848	0.83	1.57	0.86	72
15.73	11.19		1,155,483	0.82	1.54	0.90	112
14.36	20.52		1,462,956	0.93	1.24	0.95	32

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
U.S. Equity Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$9.56	$0.06	(g)	$(2.62)	$(2.56)	$(0.03)	$(0.05)	$(0.08)
Year Ended June 30, 2008	12.36	0.10	(g)	(1.25)	(1.15)	(0.09)	(1.56)	(1.65)
Year Ended June 30, 2007	11.28	0.10	(g)	2.47	2.57	(0.10)	(1.39)	(1.49)
January 1, 2006 through June 30, 2006 (e)	10.99	0.05	(g)	0.29	0.34	(0.05)	—	(0.05)
Year Ended December 31, 2005	10.99	0.07	(g)	0.16	0.23	(0.07)	(0.16)	(0.23)
Year Ended December 31, 2004	10.01	0.08	(g)	0.97	1.05	(0.07)	—	(0.07)
Year Ended December 31, 2003	7.61	0.04	(g)	2.41	2.45	(0.05)	—	(0.05)

Class B
Six Months Ended December 31, 2008 (Unaudited)	9.45	0.04	(g)	(2.58)	(2.54)	(0.02)	(0.05)	(0.07)
Year Ended June 30, 2008	12.24	0.04	(g)	(1.24)	(1.20)	(0.03)	(1.56)	(1.59)
Year Ended June 30, 2007	11.18	0.04	(g)	2.45	2.49	(0.04)	(1.39)	(1.43)
January 1, 2006 through June 30, 2006 (e)	10.90	0.02	(g)	0.28	0.30	(0.02)	—	(0.02)
Year Ended December 31, 2005	10.90	0.02	(g)	0.16	0.18	(0.02)	(0.16)	(0.18)
Year Ended December 31, 2004	9.95	—	(g) (h)	0.97	0.97	(0.02)	—	(0.02)
Year Ended December 31, 2003	7.58	(0.02	)(g)	2.39	2.37	— (h)	—	— (h)

Class C
Six Months Ended December 31, 2008 (Unaudited)	9.44	0.04	(g)	(2.58)	(2.54)	(0.02)	(0.05)	(0.07)
Year Ended June 30, 2008	12.23	0.04	(g)	(1.23)	(1.19)	(0.04)	(1.56)	(1.60)
Year Ended June 30, 2007	11.18	0.04	(g)	2.44	2.48	(0.04)	(1.39)	(1.43)
January 1, 2006 through June 30, 2006 (e)	10.90	0.02	(g)	0.28	0.30	(0.02)	—	(0.02)
Year Ended December 31, 2005	10.90	0.02	(g)	0.16	0.18	(0.02)	(0.16)	(0.18)
Year Ended December 31, 2004	9.95	—	(g) (h)	0.97	0.97	(0.02)	—	(0.02)
Year Ended December 31, 2003	7.58	(0.02	)(g)	2.39	2.37	— (h)	—	—

Class R2
November 3, 2008 (f) through December 31, 2008 (Unaudited)	7.36	0.02	(g)	(0.41)	(0.39)	—	(0.05)	(0.05)

Class R5
Six Months Ended December 31, 2008 (Unaudited)	9.55	0.08	(g)	(2.61)	(2.53)	(0.04)	(0.05)	(0.09)
Year Ended June 30, 2008	12.35	0.15	(g)	(1.25)	(1.10)	(0.14)	(1.56)	(1.70)
Year Ended June 30, 2007	11.27	0.16	(g)	2.46	2.62	(0.15)	(1.39)	(1.54)
May 15, 2006 (f) through June 30, 2006	11.48	0.02	(g)	(0.19)	(0.17)	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

78   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 6.92	(26.82)%		$86,192	1.05%	1.52%	1.09%	45%
9.56	(10.55	)(i)	120,365	1.05	0.91	1.07	103
12.36	24.09		143,393	1.05	0.85	1.10	112
11.28	3.10		137,548	1.05	0.81	1.12	85
10.99	2.11		151,595	1.04	0.69	1.07	83
10.99	10.50		52,893	1.05	0.80	1.46	82
10.01	32.32		50,000	1.05	0.50	1.54	101

6.84	(26.92)		7,989	1.57	0.98	1.58	45
9.45	(11.08	)(i)	12,548	1.57	0.38	1.57	103
12.24	23.50		22,375	1.57	0.33	1.60	112
11.18	2.76		28,469	1.57	0.28	1.62	85
10.90	1.62		35,022	1.56	0.16	1.58	83
10.90	9.74		24,746	1.75	0.03	1.97	82
9.95	31.29		29,000	1.75	(0.20)	2.04	101

6.83	(26.94)		7,039	1.57	1.01	1.58	45
9.44	(11.03	)(i)	8,589	1.57	0.40	1.57	103
12.23	23.43		9,417	1.57	0.33	1.60	112
11.18	2.77		9,372	1.57	0.29	1.62	85
10.90	1.64		10,257	1.56	0.17	1.58	83
10.90	9.74		4,376	1.75	0.04	1.96	82
9.95	31.29		5,000	1.75	(0.20)	2.04	101

6.92	(5.25)		47	1.30	2.30	1.35	45

6.93	(26.56)		76,237	0.59	1.99	0.64	45
9.55	(10.16	)(i)	96,194	0.59	1.42	0.62	103
12.35	24.66		43,851	0.59	1.31	0.65	112
11.27	(1.47)		4,585	0.59	1.25	0.73	85

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
U.S. Equity Fund (continued)
Select Class
Six Months Ended December 31, 2008 (Unaudited)	$9.54	$0.07	(f)	$(2.61)	$(2.54)	$(0.03)	$(0.05)	$(0.08)
Year Ended June 30, 2008	12.34	0.13	(f)	(1.25)	(1.12)	(0.12)	(1.56)	(1.68)
Year Ended June 30, 2007	11.26	0.13	(f)	2.47	2.60	(0.13)	(1.39)	(1.52)
January 1, 2006 through June 30, 2006 (e)	10.98	0.06	(f)	0.28	0.34	(0.06)	—	(0.06)
Year Ended December 31, 2005	10.97	0.10	(f)	0.17	0.27	(0.10)	(0.16)	(0.26)
Year Ended December 31, 2004	9.99	0.11	(f)	0.97	1.08	(0.10)	—	(0.10)
Year Ended December 31, 2003	7.61	0.07	(f)	2.39	2.46	(0.08)	—	(0.08)

Institutional Class
Six Months Ended December 31, 2008 (Unaudited)	9.55	0.08	(f)	(2.62)	(2.54)	(0.04)	(0.05)	(0.09)
Year Ended June 30, 2008	12.35	0.15	(f)	(1.25)	(1.10)	(0.14)	(1.56)	(1.70)
Year Ended June 30, 2007	11.27	0.15	(f)	2.47	2.62	(0.15)	(1.39)	(1.54)
January 1, 2006 through June 30, 2006 (e)	10.98	0.07	(f)	0.29	0.36	(0.07)	—	(0.07)
Year Ended December 31, 2005	10.97	0.12	(f)	0.17	0.29	(0.12)	(0.16)	(0.28)
Year Ended December 31, 2004	9.99	0.12	(f)	0.97	1.09	(0.11)	—	(0.11)
Year Ended December 31, 2003	7.61	0.09	(f)	2.38	2.47	(0.09)	—	(0.09)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

80   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$6.92	(26.62)%		$951,986	0.79%	1.81%	0.84%	45%
9.54	(10.34	)(g)	987,949	0.79	1.17	0.82	103
12.34	24.44		1,099,173	0.79	1.11	0.85	112
11.26	3.14		1,049,744	0.79	1.07	0.87	85
10.98	2.45		1,340,801	0.78	0.95	0.81	83
10.97	10.80		339,811	0.79	1.04	0.90	82
9.99	32.42		312,000	0.79	0.76	0.92	101

6.92	(26.67)		193,291	0.64	1.93	0.69	45
9.55	(10.20	)(g)	249,806	0.64	1.33	0.67	103
12.35	24.60		223,850	0.64	1.27	0.70	112
11.27	3.31		221,627	0.64	1.22	0.72	85
10.98	2.62		208,614	0.64	1.12	0.67	83
10.97	10.96		63,670	0.64	1.20	0.74	82
9.99	32.63		76,000	0.64	0.91	0.76	101

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period
U.S. Large Cap Core Plus Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$18.56	$0.07		$(5.11)	$(5.04)	$(0.16)	$—	$(0.16)	$13.36
Year Ended June 30, 2008	20.98	0.07		(1.76)	(1.69)	(0.08)	(0.65)	(0.73)	18.56
Year Ended June 30, 2007	16.48	0.12	(h)	4.53	4.65	(0.01)	(0.14)	(0.15)	20.98
November 1, 2005 (e) through June 30, 2006 (f)	15.00	0.08	(h)	1.44	1.52	(0.04)	—	(0.04)	16.48

Class C
Six Months Ended December 31, 2008 (Unaudited)	18.37	0.04		(5.05)	(5.01)	(0.10)	—	(0.10)	13.26
Year Ended June 30, 2008	20.83	0.04		(1.79)	(1.75)	(0.05)	(0.66)	(0.71)	18.37
Year Ended June 30, 2007	16.44	0.03	(h)	4.50	4.53	—	(0.14)	(0.14)	20.83
November 1, 2005 (e) through June 30, 2006 (f)	15.00	0.02	(h)	1.44	1.46	(0.02)	—	(0.02)	16.44

Class R2
November 3, 2008 (g) through December 31, 2008 (Unaudited)	14.29	0.03		(0.80)	(0.77)	(0.20)	—	(0.20)	13.32

Class R5
Six Months Ended December 31, 2008 (Unaudited)	18.68	0.11		(5.15)	(5.04)	(0.21)	—	(0.21)	13.43
Year Ended June 30, 2008	21.03	0.20		(1.79)	(1.59)	(0.10)	(0.66)	(0.76)	18.68
Year Ended June 30, 2007	16.50	0.21	(h)	4.54	4.75	(0.08)	(0.14)	(0.22)	21.03
November 1, 2005 (e) through June 30, 2006 (f)	16.68	0.02	(h)	(0.20)	(0.18)	—	—	—	16.50

Select Class
Six Months Ended December 31, 2008 (Unaudited)	18.63	0.09		(5.13)	(5.04)	(0.18)	—	(0.18)	13.41
Year Ended June 30, 2008	20.99	0.13		(1.76)	(1.63)	(0.08)	(0.65)	(0.73)	18.63
Year Ended June 30, 2007	16.50	0.17	(h)	4.53	4.70	(0.07)	(0.14)	(0.21)	20.99
November 1, 2005 (e) through June 30, 2006 (f)	15.00	0.10	(h)	1.44	1.54	(0.04)	—	(0.04)	16.50

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of operations.

(f)	The Fund changed its fiscal year end from October 31 to June 30.

(g)	Commencement of offering of class of shares.

(h)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

82   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expense for securities sold short) (d)	Net expenses (excluding dividend expense for securities sold short) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expense for securities sold short)	Portfolio turnover rate (b)

(27.11)%	$110,803	1.70%	1.29%	1.15%	2.09%	1.68%	58%
(8.36)	107,496	1.57	1.25	0.75	1.96	1.64	124
28.35	3,090	1.66	1.25	0.64	2.17	1.76	138
10.13	551	1.50	1.24	0.71	4.82	4.55	92

(27.27)	33,233	2.20	1.79	0.60	2.59	2.18	58
(8.74)	36,663	2.07	1.75	0.26	2.46	2.14	124
27.64	983	2.16	1.75	0.17	2.72	2.31	138
9.77	549	2.00	1.74	0.21	5.32	5.05	92

(5.34)	47	2.06	1.65	1.34	2.37	1.96	58

(26.91)	47,512	1.25	0.84	1.55	1.64	1.23	58
(7.90)	57,411	1.12	0.80	1.12	1.51	1.19	124
28.94	44,397	1.21	0.80	1.07	1.70	1.29	138
(1.08)	8,661	1.30	0.80	1.18	2.44	1.94	92

(27.00)	2,694,065	1.45	1.04	1.36	1.84	1.43	58
(8.07)	3,387,910	1.32	1.00	0.95	1.71	1.39	124
28.62	1,377,427	1.41	1.00	0.86	1.86	1.45	138
10.30	59,480	1.21	1.01	0.91	2.86	2.66	92

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
U.S. Large Cap Value Plus Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$12.20	$0.08	(g)	$(3.27)	$(3.19)	$(0.09)	$8.92
November 30, 2007 (f) through June 30, 2008	15.00	0.11		(2.87)	(2.76)	(0.04)	12.20

Class C
Six Months Ended December 31, 2008 (Unaudited)	12.17	0.05	(g)	(3.25)	(3.20)	(0.03)	8.94
November 30, 2007 (f) through June 30, 2008	15.00	0.07		(2.86)	(2.79)	(0.04)	12.17

Class R5
Six Months Ended December 31, 2008 (Unaudited)	12.23	0.10	(g)	(3.28)	(3.18)	(0.13)	8.92
November 30, 2007 (f) through June 30, 2008	15.00	0.15		(2.88)	(2.73)	(0.04)	12.23

Select Class
Six Months Ended December 31, 2008 (Unaudited)	12.22	0.09	(g)	(3.28)	(3.19)	(0.11)	8.92
November 30, 2007 (f) through June 30, 2008	15.00	0.12		(2.86)	(2.74)	(0.04)	12.22

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The calculation of portfolio turnover rate excludes securities sold short and covers on securities sold short.

(f)	Commencement of operations.

(g)	Calculated based upon average shares outstanding.

(h)	Includes interest expense of 0.40%.

(i)	Includes interest expense of 0.39%

(j)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

84   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expense for securities sold short) (d)		Net expenses (excluding dividend expense for securities sold short) (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short)		Expenses without waivers, reimbursements and earnings credits (excluding dividend expense for securities sold short)		Portfolio turnover rate (b)(e)

(26.15)%	$92	2.17%	(h)	1.65%	(h)	1.49%	7.90%		7.38%		68%
(18.44)	96	2.15	(i)	1.64	(i)	1.41	13.57	(j)	13.06	(j)	57

(26.32)	124	2.67	(h)	2.15	(h)	0.96	8.28		7.76		68
(18.67)	159	2.65	(i)	2.14	(i)	0.82	14.12	(j)	13.61	(j)	57

(25.98)	15	1.72	(h)	1.20	(h)	1.90	7.33		6.81		68
(18.22)	20	1.70	(i)	1.19	(i)	1.86	13.36	(j)	12.85	(j)	57

(26.03)	4,577	1.92	(h)	1.40	(h)	1.72	7.77		7.25		68
(18.29)	3,173	1.90	(i)	1.39	(i)	1.63	12.83	(j)	12.32	(j)	57

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   85

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and each is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Disciplined Equity Fund	Class A, Select Class, Institutional Class and Ultra	JPM I
Equity Income Fund	Class A, Class B, Class C and Select Class	JPM II
Growth and Income Fund	Class A, Class B, Class C and Select Class	JPM I
Large Cap Growth Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM II
Large Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM II
U.S. Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Select Class and Institutional Class	JPM I
U.S. Large Cap Core Plus Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I
U.S. Large Cap Value Plus Fund	Class A, Class C, Class R5 and Select Class	JPM I

Ultra Shares of the Disciplined Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase Ultra Shares unless they meet certain requirements as described in their prospectus.

Effective December 13, 2008, Ultra Shares of the Large Cap Growth Fund were liquidated. Ultra Shares of Large Cap Growth Fund are no longer available to investors.

Effective January 17, 2008, Ultra Shares of the Large Cap Value Fund were liquidated. Ultra Shares of Large Cap Value Fund are no longer available to investors.

Class R2 Shares commenced operations on November 3, 2008, for the Large Cap Growth Fund, Large Cap Value Fund, U.S. Equity Fund and U.S. Large Cap Core Plus Fund.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Select Class, Institutional Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a

86   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Funds adopted the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Liabilities in Securities Sold Short†	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Disciplined Equity Fund
Level 1 — Quoted prices	$138,817	$—	$39		$—
Level 2 — Other significant observable inputs	266	—	—		—
Level 3 — Significant unobservable inputs	—	—	—		—
Total	$139,083	$—	$39		$—
Equity Income Fund
Level 1 — Quoted prices	$137,782	$—	$—	$
Level 2 — Other significant observable inputs	4,395	—	—		—
Level 3 — Significant unobservable inputs	—	—	—		—
Total	$142,177	$—	$—		$—
Growth and Income Fund
Level 1 — Quoted prices	$287,085	$—	$—		$—
Level 2 — Other significant observable inputs	6,808	—	—		—
Level 3 — Significant unobservable inputs	—	—	—		—
Total	$293,893	$—	$—		$—
Large Cap Growth Fund
Level 1 — Quoted prices	$530,011	$—	$—		$—
Level 2 — Other significant observable inputs	19,305	—	—		—
Level 3 — Significant unobservable inputs	—	—	—		—
Total	$549,316	$—	$—		$—
Large Cap Value Fund
Level 1 — Quoted prices	$397,731	$—	$—		$—
Level 2 — Other significant observable inputs	4,558	—	—		—
Level 3 — Significant unobservable inputs	—	—	—		—
Total	$402,289	$—	$—		$—

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   87

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

Valuation Inputs	Investments in Securities	Liabilities in Securities Sold Short†	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
U.S. Equity Fund
Level 1 — Quoted prices	$1,334,232	$—	$977	$—
Level 2 — Other significant observable inputs	487	—	—	—
Level 3 — Significant unobservable inputs	—	—	—	—
Total	$1,334,719	$—	$977	$—
U.S. Large Cap Core Plus Fund
Level 1 — Quoted prices	$3,305,309	$(433,469)	$1,136	$—
Level 2 — Other significant observable inputs	—	—	—	—
Level 3 — Significant unobservable inputs	—	—	—	—
Total	$3,305,309	$(433,469)	$1,136	$—
U.S. Large Cap Value Plus Fund
Level 1 — Quoted prices	$5,518	$(710)	$—	$—
Level 2 — Other significant observable inputs	—	—	—
Level 3 — Significant unobservable inputs	—	—	—	—
Total	$5,518	$(710)	$—	$—

†	Liabilities in securities sold short may include written options.

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of December 31, 2008 (amounts in thousands):

	Value	Percentage
Large Cap Growth Fund	$2,983	0.6%

C.  Futures Contracts — The Funds may enter into futures contracts as substitutes for securities in which the Funds can invest. The Funds may also use such futures to hedge various investments, for risk management and to increase income or gain. These contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds periodically, depending on the fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2008, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

D.  Short Sales — The Growth and Income Fund, U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund may engage in short sales (selling securities it does not own in anticipation of a decline in the value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Funds are subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend expense on securities sold short is treated as an expense on the Statements of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statements of Assets and Liabilities. The Funds will incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds’ loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Funds will realize a gain if the price of the security declines between those dates.

The Funds may use a significant amount of leverage. While leverage may increase the Funds’ return, it may also increase the Funds’ losses compared to losses which would have been incurred had the Funds not utilized leverage.

88   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

As of December 31, 2008, the U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund had outstanding short sales as listed on their Schedules of Portfolio Investments.

E.  Securities Lending —To generate additional income, each Fund (except the U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund) may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash. Effective September 2, 2008, Goldman Sachs Bank USA (“GS Bank”) serves as lending agent to the Disciplined Equity Fund, Equity Income Fund, Growth and Income Fund and U.S. Equity Fund pursuant to a new Securities Lending Agreement approved by the Board of Trustees (the “GS Bank Securities Lending Agreement”). Prior to September 2, 2008, JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, served as lending agent for the Disciplined Equity Fund, Equity Income Fund, Growth and Income Fund and U.S. Equity Fund pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “JPMCB Securities Lending Agreement”). JPMCB serves as lending agent to the Large Cap Growth Fund and Large Cap Value Fund pursuant to the JPMCB Securities Lending Agreement.

Under the GS Bank Securities Lending Agreement, GS Bank acting as agent for the Disciplined Equity Fund, Equity Income Fund, Growth and Income Fund and U.S. Equity Fund, loans securities to approved borrowers in exchange for cash collateral equal to at least 102% of the value of the loaned securities plus accrued interest. The borrowers are required to secure their loans continuously at 102% of the value of the loaned securities. Cash received from borrowers is invested in the JPMorgan Prime Money Market Fund as detailed in the investment guidelines contained in the GS Bank Securities Lending Agreement. During the term of the loan, the Disciplined Equity Fund, Equity Income Fund, Growth and Income Fund and U.S. Equity Fund receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the GS Bank Securities Lending Agreement. Pursuant to the GS Bank Securities Lending Agreement, loans are required to be secured only by cash, for which the Disciplined Equity Fund, Equity Income Fund, Growth and Income Fund and U.S. Equity Fund retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. Any risk of loss associated with the investment of cash collateral is borne by the Disciplined Equity Fund, Equity Income Fund, Growth and Income Fund and U.S. Equity Fund and not by the borrower.

Under the JPMCB Securities Lending Agreement, JPMCB, acting as agent for the Large Cap Growth Fund and Large Cap Value Fund, loans securities to approved borrowers pursuant to approved borrower agreements. At the inception of a loan, securities are exchanged for collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest and 105% of the value of loaned international (non-USD denominated) securities, plus accrued interest. The JPMCB Securities Lending Agreement requires that JPMCB daily mark to market the loaned security and request additional cash if the amount of cash received from the borrower was less than 100% of the value of the loaned security. During the term of the loan, the Large Cap Growth Fund and Large Cap Value Fund receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the JPMCB Securities Lending Agreement. The Large Cap Growth Fund and Large Cap Value Fund retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Large Cap Growth Fund and Large Cap Value Fund.

The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net).

During the period, the following Funds invested a portion of the cash collateral they received in the JPMorgan Prime Money Market Fund. The Advisor of the Funds waived the following amounts of its fee, which offsets the shareholder servicing fees and other expenses, excluding advisory fees, incurred by JPMorgan Prime Money Market Fund on the Funds’ respective investment in JPMorgan Prime Money Market Fund. A portion of the reimbursement is voluntary (amounts in thousands):

Disciplined Equity Fund	$—	(a)
Equity Income Fund	1
Growth and Income Fund	2
Large Cap Growth Fund	3
Large Cap Value Fund	2
U.S. Equity Fund	6

(a)	Amount rounds to less than $1,000.

Information on the investment of cash collateral is shown in the Schedules of Portfolio Investments.

Under the GS Bank Securities Lending Agreement, GS Bank compensates JPMCB for certain operational services, which may include processing transactions, termination of loans and recordkeeping, provided by JPMCB.

Effective September 2, 2008, under the JPMCB Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to (i) 0.03% of the average dollar value of loans of U.S. Securities outstanding during a given month, and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   89

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

Prior to September 2, 2008, under the JPMCB Securities Lending Agreement, JPMCB was entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. During the period July 1, 2007 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. During the period March 1, 2008 to September 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Securities lending transactions involves counterparty risks, including the risk that the loaned securities may not be returned or returned in a timely manner. In addition, the Funds bear the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the collateral declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Funds may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage to the Fund. Subject to certain conditions, the applicable lending agent agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. As of December 31, 2008, the Funds had unrealized losses on cash collateral investments as disclosed in their Schedule of Portfolio Investments. The risk of loss associated with such investments is borne by the Funds and does not trigger additional collateral requirements from the borrower.

As of December 31, 2008, the following Funds had securities with the following values on loan, received the following collateral and, for the six months then ended, paid the following (amounts in thousands):

	Value of Loaned Securities	Value of Collateral	Lending Agent Fees Paid to JPMCB		Lending Agent Fees Paid to GS Bank
Disciplined Equity Fund	$1,524	$1,579	$—	(a)	$1
Equity Income Fund	3,149	4,175	—	(a)	3
Growth and Income Fund	9,621	10,551	—	(a)	14
Large Cap Growth Fund	17,074	16,911	3		—
Large Cap Value Fund	14,057	13,745	1		—
U.S. Equity Fund	30,469	28,038	1		15

(a)  Amount rounds to less than $1,000.

F.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Growth and Income Fund, Large Cap Value Fund, U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a

90   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

particular jurisdiction), and requires certain expanded tax disclosures. The Funds have recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

I.  Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

J.  Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly, except for the Equity Income Fund, which are declared and paid monthly and the U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund which are declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

K.  Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Disciplined Equity Fund, Growth and Income Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Equity Income Fund, Large Cap Growth Fund and Large Cap Value Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Equity Income Fund	0.40
Growth and Income Fund	0.40
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40
U.S. Large Cap Core Plus Fund	1.00
U.S. Large Cap Value Plus Fund	1.00

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisors or their affiliates. The Advisors, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   91

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months ended December 31, 2008 were as follows (excluding the reimbursement disclosed in Note 2.D. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Disciplined Equity Fund	$2
Equity Income Fund	3
Growth and Income Fund	8
Large Cap Growth Fund	15
Large Cap Value Fund	4
U.S. Equity Fund	36
U.S. Large Cap Core Plus Fund	83
U.S. Large Cap Value Plus Fund	—	(a)

(a)	Amount rounds to less than $1,000

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2008, the annualized effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Disciplined Equity Fund	0.25%	n/a	n/a	n/a
Equity Income Fund	0.25	0.75%	0.75%	n/a
Growth and Income Fund	0.25	0.75	0.75	n/a
Large Cap Growth Fund	0.25	0.75	0.75	0.50%
Large Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Equity Fund	0.25	0.75	0.75	0.50
U.S. Large Cap Core Plus Fund	0.25	n/a	0.75	0.50
U.S. Large Cap Value Plus Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2008, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Disciplined Equity Fund	$—	(a)	$—
Equity Income Fund	4		10
Growth and Income Fund	6		9
Large Cap Growth Fund	7		30
Large Cap Value Fund	3		9
U.S. Equity Fund	23		29
U.S. Large Cap Core Plus Fund	41		10
U.S. Large Cap Value Plus Fund	—	(a)	—

(a)  Amount rounds to less than $1,000.

92   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Ultra Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class	Institutional Class
Disciplined Equity Fund	0.25%	n/a	n/a	n/a	n/a	0.25%	0.10%
Equity Income Fund	0.25	0.25%	0.25%	n/a	n/a	0.25	n/a
Growth and Income Fund	0.25	0.25	0.25	n/a	n/a	0.25	n/a
Large Cap Growth Fund	0.25	0.25	0.25	0.25%	n/a	0.25	n/a
Large Cap Value Fund	0.25	0.25	0.25	0.25	0.05%	0.25	n/a
U.S. Equity Fund	0.25	0.25	0.25	0.25	0.05	0.25	0.10
U.S. Large Cap Core Plus Fund	0.25	n/a	0.25	0.25	0.05	0.25	n/a
U.S. Large Cap Value Plus Fund	0.25	n/a	0.25	n/a	0.05	0.25	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class	Institutional Class	Ultra
Disciplined Equity Fund	0.95%	n/a	n/a	n/a	n/a	0.75%	0.45%	0.35%
Equity Income Fund	1.24	1.99%	1.99%	n/a	n/a	0.89	n/a	n/a
Growth and Income Fund	1.30	1.80	1.80	n/a	n/a	0.90	n/a	n/a
Large Cap Growth Fund	1.24	1.78	1.78	1.49%	n/a	0.99	n/a	0.80
Large Cap Value Fund	1.24	1.99	1.99	1.49	0.79%	0.99	n/a	0.59
U.S. Equity Fund	1.05	1.57	1.57	1.30	0.59	0.79	0.64	n/a
U.S. Large Cap Core Plus Fund	1.40	n/a	1.90	1.65	0.95	1.15	n/a	n/a
U.S. Large Cap Value Plus Fund	1.25	n/a	1.75	n/a	0.80	1.00	n/a	n/a

(a)	Effective December 13, 2008 and January 17, 2008, Ultra Shares of the Large Cap Growth Fund and the Large Cap Value Fund, respectively, were liquidated.

The contractual expense limitation agreements were in effect for the six months ended December 31, 2008. The contractual expense limitation percentages in the table above are in place until at least October 31, 2009.

Effective November 1, 2008, the contractual expense limitations for the U.S. Large Cap Core Plus Fund were changed from 1.25% to 1.40%, 1.75% to 1.90%, 0.80% to 0.95% and 1.00% to 1.15% for Class A, Class C, Class R5 and Select Class Shares, respectively.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   93

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

For the six months ended December 31, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Disciplined Equity Fund	$4	$75	$—	$79	$—
Equity Income Fund	—	3	97	100	—
Growth and Income Fund	—	15	3	18	—
Large Cap Growth Fund	—	80	261	341	—
Large Cap Value Fund	—	—	4	4	—
U.S. Equity Fund	—	94	217	311	—
U.S. Large Cap Core Plus Fund	4,854	568	797	6,219	—
U.S. Large Cap Value Plus Fund	19	2	1	22	90

	Voluntary Waivers
	Administration	Shareholder Servicing	Total
Disciplined Equity Fund	$7	$—	$7
Large Cap Value Fund	—	9	9

G.  Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2008, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the six months ended December 31, 2008, the U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund incurred $778 and $2, respectively, in brokerage commissions with broker/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Disciplined Equity Fund	$65,454	$72,872	$—	$—
Equity Income Fund	40,491	45,065	—	—
Growth and Income Fund	100,711	125,940	—	—
Large Cap Growth Fund	401,111	511,496	—	—
Large Cap Value Fund	260,899	283,982	—	—
U.S. Equity Fund	824,496	607,639	—	—
U.S. Large Cap Core Plus Fund	2,461,006	2,139,726	605,305	603,965
U.S. Large Cap Value Plus Fund	5,726	3,130	739	573

During the six months ended December 31, 2008, there were no purchases or sales of U.S. Government securities.

94   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2008, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$140,734	$23,440	$25,091	$(1,651)
Equity Income Fund	129,513	33,821	21,157	12,664
Growth and Income Fund	356,493	28,407	91,007	(62,600)
Large Cap Growth Fund	594,324	55,892	100,900	(45,008)
Large Cap Value Fund	484,271	38,064	120,046	(81,982)
U.S. Equity Fund	1,441,704	91,953	198,938	(106,985)
U.S. Large Cap Core Plus Fund	3,984,505	56,611	735,807	(679,196)
U.S. Large Cap Value Plus Fund	6,270	116	868	(752)

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility or another fund at December 31, 2008. The average borrowings from the Facility for the six months ended December 31, 2008, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Large Cap Growth Fund	$18,762	3	$4

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

For Equity Income Fund, Large Cap Growth Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund, and U.S. Large Cap Value Plus Fund, one or more of affiliate of the Funds’ investment advisors have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions, if any, may impact the Funds’ performance.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Bank One Investment Advisors Corporation (“BOIA”) (now known as JPMIA) entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund. The Reduced Rate Funds contained in this semi-annual report are Equity Income Fund, Large Cap Growth Fund and Large Cap Value Fund, and the Reduced Rate was implemented September 27, 2004.

9. Transfers-In-Kind

For the six months ended December 31, 2008, certain shareholders of the U.S. Equity Fund purchased shares and the U.S. Equity Fund received portfolio securities primarily by means of a subscription in-kind for shares of the U.S. Equity Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

	Date	Value	Type
U.S. Equity Fund	07/10/08	$1,905	Subscription in-kind
U.S. Equity Fund	11/20/08	4,758	Subscription in-kind

For the year ended June 30, 2008, certain shareholders of the U.S. Large Cap Core Plus Fund purchased shares and the U.S. Large Cap Core Plus Fund received portfolio securities primarily by means of a subscription in-kind for shares of the U.S. Large Cap Core Plus Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

	Date	Value	Type
U.S. Large Cap Core Plus Fund	12/21/07	$2,500	Subscription in-kind

96   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2008 and continued to hold your shares at the end of the reporting period, December 31, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual*	$1,000.00	$723.00	$3.69	0.85%
Hypothetical*	1,000.00	1,020.92	4.33	0.85
Select Class
Actual*	1,000.00	723.90	2.61	0.60
Hypothetical*	1,000.00	1,022.18	3.06	0.60
Institutional Class
Actual*	1,000.00	724.60	1.96	0.45
Hypothetical*	1,000.00	1,022.94	2.29	0.45
Ultra Class
Actual*	1,000.00	725.00	1.52	0.35
Hypothetical*	1,000.00	1,023.44	1.79	0.35

Equity Income Fund
Class A
Actual*	1,000.00	798.00	5.57	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class B
Actual*	1,000.00	796.60	7.96	1.82
Hypothetical*	1,000.00	1,016.03	9.25	1.82
Class C
Actual*	1,000.00	796.70	7.96	1.82
Hypothetical*	1,000.00	1,016.03	9.25	1.82
Select Class
Actual*	1,000.00	800.20	4.04	0.89
Hypothetical*	1,000.00	1,020.72	4.53	0.89

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   97

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008	Annualized Expense Ratio
Growth & Income Fund
Class A
Actual*	$1,000.00	$716.20	$5.49	1.27%
Hypothetical*	1,000.00	1,018.80	6.46	1.27
Class B
Actual*	1,000.00	714.20	7.65	1.77
Hypothetical*	1,000.00	1,016.28	9.00	1.77
Class C
Actual*	1,000.00	714.40	7.65	1.77
Hypothetical*	1,000.00	1,016.28	9.00	1.77
Select Class
Actual*	1,000.00	717.40	3.90	0.90
Hypothetical*	1,000.00	1,020.67	4.58	0.90

Large Cap Growth Fund
Class A
Actual*	1,000.00	653.50	5.17	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class B
Actual*	1,000.00	651.60	7.41	1.78
Hypothetical*	1,000.00	1,016.23	9.05	1.78
Class C
Actual*	1,000.00	652.00	7.41	1.78
Hypothetical*	1,000.00	1,016.23	9.05	1.78
Class R2
Actual**	1,000.00	638.90	1.94	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Select Class
Actual*	1,000.00	654.40	4.13	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99

Large Cap Value Fund
Class A
Actual*	1,000.00	728.30	4.88	1.12
Hypothetical*	1,000.00	1,019.56	5.70	1.12
Class B
Actual*	1,000.00	726.60	7.05	1.62
Hypothetical*	1,000.00	1,017.04	8.24	1.62
Class C
Actual*	1,000.00	726.20	7.05	1.62
Hypothetical*	1,000.00	1,017.04	8.24	1.62
Class R2
Actual**	1,000.00	739.10	1.93	1.40
Hypothetical*	1,000.00	1,018.15	7.12	1.40
Class R5
Actual*	1,000.00	730.30	2.97	0.68
Hypothetical*	1,000.00	1,021.78	3.47	0.68
Select Class
Actual*	1,000.00	729.80	3.79	0.87
Hypothetical*	1,000.00	1,020.82	4.43	0.87

98   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008	Annualized Expense Ratio
U.S. Equity Fund
Class A
Actual*	$1,000.00	$731.80	$4.58	1.05%
Hypothetical*	1,000.00	1,019.91	5.35	1.05
Class B
Actual*	1,000.00	730.80	6.85	1.57
Hypothetical*	1,000.00	1,017.29	7.98	1.57
Class C
Actual*	1,000.00	730.60	6.85	1.57
Hypothetical*	1,000.00	1,017.29	7.98	1.57
Class R2
Actual**	1,000.00	712.40	1.77	1.30
Hypothetical*	1,000.00	1,018.65	6.61	1.30
Class R5
Actual*	1,000.00	734.40	2.58	0.59
Hypothetical*	1,000.00	1,022.23	3.01	0.59
Select Class
Actual*	1,000.00	733.80	3.45	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79
Institutional Class
Actual*	1,000.00	733.30	2.80	0.64
Hypothetical*	1,000.00	1,021.98	3.26	0.64

U.S. Large Cap Core Plus Fund
Class A
Actual*	1,000.00	728.90	7.41	1.70
Hypothetical*	1,000.00	1,016.64	8.64	1.70
Class C
Actual*	1,000.00	727.30	9.58	2.20
Hypothetical*	1,000.00	1,014.12	11.17	2.20
Class R2
Actual**	1,000.00	708.10	2.80	2.06
Hypothetical*	1,000.00	1,014.82	10.46	2.06
Class R5
Actual*	1,000.00	730.90	5.45	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Select Class
Actual*	1,000.00	730.00	6.32	1.45
Hypothetical*	1,000.00	1,017.90	7.37	1.45

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   99

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008	Annualized Expense Ratio
U.S. Large Cap Value Plus Fund
Class A
Actual*	$1,000.00	$738.50	$9.51	2.17%
Hypothetical*	1,000.00	1,014.27	11.02	2.17
Class C
Actual*	1,000.00	736.80	11.69	2.67
Hypothetical*	1,000.00	1,011.75	13.54	2.67
Class R5
Actual*	1,000.00	740.20	7.54	1.72
Hypothetical*	1,000.00	1,016.53	8.74	1.72
Select Class
Actual*	1,000.00	739.70	8.42	1.92
Hypothetical*	1,000.00	1,015.53	9.75	1.92

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 58/365 (to reflect the actual period). The Class commenced operations on November 3, 2008.

100   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of each of the investment advisory agreements for Disciplined Equity Fund, Equity Income Fund, Growth and Income Fund, Large Cap Growth Fund, Large Cap Value Fund, U.S. Equity Fund, and U.S. Large Cap Core Plus Fund (the “Funds”) whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for certain JPMorgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to the Funds, except the money market Funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present.

Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the applicable Advisor, as provided in each Advisory Agreement, was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   101

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Disciplined Equity Fund, Growth and Income Fund and U.S. Large Cap Core Plus Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted

102   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted the Disciplined Equity Fund’s performance was in the fourth, fourth and second quintiles for Class A shares and in the third, third and second quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Equity Income Fund’s performance was in the fourth, third and fourth quintiles for Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Growth and Income Fund’s performance was in the fourth quintile for Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. The Trustees requested the Fund’s Advisor to review the Fund with the members of the Equity Investment Sub-Committee at each of their regular meetings over the course of the year.

The Trustees noted the Large Cap Growth Fund’s performance was in the first, first and second quintiles for Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Large Cap Value Fund’s performance was in the fourth, fourth and third quintiles for the Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. The Trustees requested the Fund’s Advisor to review the Fund with the members of the Equity Investment Sub-Committee at each of their regular meetings over the course of the year.

The Trustees noted the U.S. Equity Fund’s performance was in the first, second and first quintiles for the Class A shares and in the first quintile for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the U.S. Large Cap Core Plus Fund’s performance was in first quintile for the Class A shares and for the Select Class shares for the one year period. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   103

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

The Trustees noted that the Disciplined Equity Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Equity Income Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Growth and Income Fund’s net advisory fee for the Class A shares was in the first quintile and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Large Cap Growth Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Large Cap Value Fund’s net advisory fee for the Class A shares was in the first quintile and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the U.S. Equity Fund’s net advisory fee for the Class A shares was in the first quintile and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s net advisory fee for the Class A shares was in the first quintile and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

104   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. December 2008.	SAN-LCE-1208

Semi-Annual Report

J.P. Morgan U.S. Equity Funds

Six months ended December 31, 2008 (Unaudited)

JPMorgan Diversified Fund

CONTENTS

President’s Letter	1
Fund Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	30
Financial Highlights	38
Notes to Financial Statements	40
Schedule of Shareholder Expenses	49
Board Approval of Investment Advisory Agreement	50

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

*	Strategic Income Opportunities Fund risks:

Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share price will decline.

There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

The Fund may invest in international fixed income securities. International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
JANUARY 29, 2009 (Unaudited)

Dear Shareholder:

As we close the door on one of the most challenging years I’ve experienced in the investment business, I would, ideally, like to assure our shareholders that the worst of the economic crisis is behind us. However, given the unprecedented nature of this crisis — and the uncertainty that lies before us — it is difficult to know whether we’ve reached the bottom of the ongoing economic storm.

“The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators.”

Although a full-scale recovery isn’t likely to be around the corner, there have been a few signs of encouragement. The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators. Interbank lending has improved, and the short-term credit markets have shown signs of stability in response to the federal government’s cut in the fed funds rate from 1% to a target rate between zero and 0.25%. In addition, we are confident that the new President and Congress will work together to address the crisis through unprecedented economic stimulus and other actions, as necessary.

Credit markets drove stocks down and yields lower

The credit markets led stocks and the U.S. economy down in 2008, setting records along the way as prices of corporate and mortgage bonds sank to new lows. The extreme market volatility sent investors running to what many consider the safest investments in the world — U.S. Treasuries. As prices skyrocketed, these became, by far, the best-performing asset class, returning about 14% for the year. Yields tumbled to record lows across the maturity spectrum; already at record lows, the cut in the fed funds rate pushed down rates on Treasuries even further, to near zero or negative for shorter-maturity securities. From December 2007 to December 2008, the yield on the 10-year Treasury bond declined from 4.0% to 2.2%, while the yield on the 30-year bond dropped from 4.4% to 2.7%.

Equity indexes report record slides

In the U.S., equities ended 2008 with some of the worst performance and most extreme market volatility since the Great Depression. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –32%, –38% and –42%, respectively. According to the Russell Indexes, large-cap stocks performed somewhat better than their small- and mid-cap counterparts, while value equities fell less than their growth peers across all capitalization categories. The overseas markets also turned in a dismal end of year performance; the MSCI EAFE Index closed the year with a total return of –44%, as virtually all individual countries included in the index suffered double-digit losses.

Adjusting to the new reality

Given the market’s performance, investor confidence has been shaken, the short-term outlook remains unclear and volatility is likely to remain high. But whether this cycle has reached bottom or not, there are emerging opportunities for investors to adjust their expectations and portfolios to the current market scenario.

A long-term, disciplined investment plan, for example, can provide focus and prevent emotions from adversely impacting your investment strategy. And, although even diversified portfolios have been challenged by the extreme market volatility, investors may consider maintaining a balance of investments, such as equities, alternatives and diversified fixed income investments, in their portfolios to ensure that they are better positioned to smooth volatility and benefit from the market’s eventual recovery. Lastly, as in all markets, investors should check in with their financial advisors to reset their goals, time horizons and priorities, as necessary.

Investing in new opportunities

During this market downturn, JPMorgan has not altered its commitment to maintaining a long-term view and providing you with market insights, service, and high-quality investment solutions. One example of this is the newly launched JPMorgan Strategic Income Opportunities Fund, a flexible, diversified, multi-sector approach to fixed income investing.* The fund seeks to generate absolute returns by relying on an opportunistic investment process emphasizing both traditional and alternative investing strategies. For more information on this fund, please visit our website, www.jpmorganfunds.com. Your financial advisor can help you decide whether it is appropriate for your portfolio.

On behalf of everyone at JPMorgan Asset Management, we wish you a very Happy New Year. We appreciate the opportunity to help you continue to manage your investment needs this year and beyond. Should you have any questions, please visit www.jpmorganfunds.com or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

DECEMBER 31, 2008        J.P. MORGAN U.S. EQUITY FUNDS   1

JPMorgan Diversified Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	September 10, 1993
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$323,821
Primary Benchmark	S&P 500 Index
Secondary Benchmark	Fund Benchmark

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Diversified Fund, which seeks to provide a high total return from a diversified portfolio of stocks and bonds,* returned –20.35%** (Institutional Class Shares) for the six months ended December 31, 2008. The Fund’s performance is compared to both the S&P 500 Index, a broad-based equity index, which returned –28.48%, and the Fund’s customized benchmark, which returned –16.46%. The customized benchmark is a blend of equity and fixed income benchmarks that is similar to the Fund’s allocation, consisting of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index).

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed the S&P 500 Index for the period, market conditions contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

Additionally, the Fund underperformed its customized benchmark. The Fund held more equities than the benchmark, as stocks underperformed bonds by a wide margin. The Fund also held a significant weight in non-U.S. equities, which trailed the returns of U.S. equities. The Fund’s fixed income holdings rendered disappointing returns compared to the fixed income component of the Fund’s customized benchmark while its stock holdings generally performed well compared to the equity index.

At the individual stock level, an overweight in Gilead Sciences Inc., a biotechnology company that provides therapeutics for viral diseases, contributed to performance. The company’s third-quarter results far surpassed analyst expectations. In addition, the company saw increased revenue, driven by sales in its profitable HIV drug franchise and favorable results for a clinical trial of its HIV drug Truvado. On the downside, ProLogis, the world’s largest owner and developer of warehouse and distribution centers, detracted from returns. The company’s shares fell on multiple downward revisions of its 2008 earnings guidance due to the potential impact of a global slowdown on its overseas operations and sluggishness in U.S. industrial sector.

On the fixed income side, the Fund’s fixed income holdings trailed the benchmark due in part to non-agency mortgage-backed securities and an underweight in U.S. Treasuries. U.S. Treasuries performed well compared to many other fixed income securities. Non-agency mortgage-backed securities (MBS), mortgages that are not backed by government agencies, performed poorly as fears of foreclosures and mortgage delinquencies grew throughout the year. Although the Fund largely avoided sub-prime loans, even the higher quality prime mortgage pools performed poorly.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s assets were allocated among various investment options during the period, conforming to its model allocation of 45% large-cap equity, 6% small-cap equity, 36% fixed income and 13% international equity. During the six-month period, the Fund tactically moved toward a neutral position in equities versus bonds. Such changes reflected our cautious sentiment on risky assets given the extreme levels of volatility and uncertainty in current equity markets. Until the outlook becomes clearer, we believe there is little to be gained from taking large directional asset class positions and, thus, we are utilizing low levels of risk. We retained a small preference for U.S. over emerging markets equities, remaining broadly neutral in other regions. Within bond markets, we retained a modest long duration position.

TOP TEN HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	2.3%
2.	U.S. Treasury Bond, 7.875%, 02/15/21	1.9
3.	U.S. Treasury Note, 3.250%, 01/15/09	1.7
4.	U.S. Treasury Bonds Coupon STRIPS, 02/15/15	1.4
5.	U.S. Treasury Bond, 8.125%, 08/15/19	1.2
6.	Hewlett-Packard Co.	1.0
7.	Procter & Gamble Co.	1.0
8.	Verizon Communications, Inc.	0.8
9.	U.S. Treasury Bonds Coupon STRIPS, 08/15/16	0.7
10.	Occidental Petroleum Corp.	0.7

PORTFOLIO COMPOSITION BY SECTOR***

Collateralized Mortgage Obligations	15.8%
Financials	11.6
U.S. Treasury Obligations	10.0
Health Care	9.2
Information Technology	9.1
Consumer Staples	6.9
Industrials	6.7
Consumer Discretionary	6.6
Energy	6.5
Mortgage Pass-Through Securities	3.3
Utilities	3.2
Telecommunication Services	3.1
Materials	2.7
Others (each less than 1.0%)	2.2
Short-Term Investments	3.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of December 31, 2008. The Fund’s composition is subject to change.

2   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 Year	5 Year	10 Year
CLASS A SHARES	3/24/03
Without Sales Charge		(20.51)%	(25.59)%	0.18%	0.80%
With Sales Charge*		(24.66)	(29.49)	(0.90)	0.26
CLASS B SHARES	3/24/03
Without CDSC		(20.71)	(25.95)	(0.37)	0.47
With CDSC**		(25.71)	(30.95)	(0.78)	0.47
CLASS C SHARES	3/24/03
Without CDSC		(20.77)	(25.99)	(0.39)	0.47
With CDSC***		(21.77)	(26.99)	(0.39)	0.47
SELECT CLASS SHARES	9/10/01	(20.44)	(25.41)	0.43	0.96
INSTITUTIONAL CLASS SHARES	9/10/93	(20.35)	(25.24)	0.68	1.23

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to 9/7/01, the Fund operated in a master feeder structure. The returns for the Institutional Class Shares before 9/10/01 reflect the performance of the institutional feeder of the Diversified Portfolio. The returns for the Select Class Shares before they were launched on 9/10/01 reflect the performance of the retail feeder of the Diversified Portfolio. The historical expenses for each of these classes are substantially similar to those of the feeder in which they were invested prior to 9/10/01.

Returns for the Class A, Class B, and Class C Shares prior to their inception are calculated using the historical expenses of the Select Class Shares. During this period, the actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Diversified Fund, the S&P 500 Index, the Fund Benchmark, the Lipper Mixed-Asset Target Allocation Growth Funds Index and the Lipper Balanced Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index and the Fund Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Balanced Funds Index and the Lipper Mixed-Asset Target Allocation Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Fund Benchmark is comprised of 60% of the S&P 500 Index and 40% of the Barclays Capital U.S. Aggregate Index. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Balanced Funds Index and Lipper Mixed Asset Target Allocation Growth Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. The Fund has changed its secondary index to the Lipper Mixed-Asset Target Allocation Growth Funds Index because management believes it provides a closer comparison to the Fund’s performance. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions of fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN U.S. EQUITY FUNDS   3

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.2%
		Common Stocks — 59.6%
		Aerospace & Defense — 1.8%
82		BAE Systems plc, (United Kingdom)	444
7		Boeing Co. (m)	305
4		Ceradyne, Inc. (a) (m)	87
—	(h)	Curtiss-Wright Corp. (m)	13
3		Esterline Technologies Corp. (a)	98
12		General Dynamics Corp.	663
1		Goodrich Corp.	44
—	(h)	HEICO Corp.	16
28		Honeywell International, Inc.	917
6		L-3 Communications Holdings, Inc.	428
15		Lockheed Martin Corp.	1,224
5		Northrop Grumman Corp.	226
—	(h)	Triumph Group, Inc.	10
22		United Technologies Corp.	1,194
			5,669
		Air Freight & Logistics — 0.2%
1		Atlas Air Worldwide Holdings, Inc. (a) (m)	13
—	(h)	C.H. Robinson Worldwide, Inc. (m)	8
2		Hub Group, Inc., Class A (a)	53
1		Pacer International, Inc.	15
23		TNT N.V., (Netherlands)	447
—	(h)	United Parcel Service, Inc., Class B	11
			547
		Airlines — 0.2%
13		Hawaiian Holdings, Inc. (a)	80
6		Republic Airways Holdings, Inc. (a)	66
3		SkyWest, Inc.	60
41		Southwest Airlines Co.	356
3		U.S. Airways Group, Inc. (a)	21
			583
		Auto Components — 0.4%
12		Compagnie Generale des Etablissements Michelin, (France), Class B	621
44		Johnson Controls, Inc.	800
			1,421
		Automobiles — 0.3%
12		Daimler AG, (Germany)	463
21		Honda Motor Co., Ltd., (Japan)	445
			908
		Beverages — 0.7%
28		Coca-Cola Co. (The) (m)	1,278
5		Coca-Cola Enterprises, Inc. (m)	63
1		Pepsi Bottling Group, Inc.	12
15		PepsiCo, Inc.	818
			2,171
		Biotechnology — 1.8%
3		Alexion Pharmaceuticals, Inc. (a) (m)	122
3		Alkermes, Inc. (a) (m)	30
26		Amgen, Inc. (a) (m)	1,498
3		Arena Pharmaceuticals, Inc. (a) (m)	10
5		Bionovo, Inc. (a) (m)	1
20		Celgene Corp. (a) (m)	1,107
3		Cell Genesys, Inc. (a) (m)	1
3		Cytokinetics, Inc. (a) (m)	9
6		Genentech, Inc. (a)	506
36		Gilead Sciences, Inc. (a)	1,856
1		GTx, Inc. (a)	15
5		Halozyme Therapeutics, Inc. (a)	28
11		Intercell AG, (Austria) (a)	354
1		InterMune, Inc. (a)	12
4		Medarex, Inc. (a)	21
1		Myriad Genetics, Inc. (a)	86
1		Onyx Pharmaceuticals, Inc. (a)	24
1		OSI Pharmaceuticals, Inc. (a)	47
1		Progenics Pharmaceuticals, Inc. (a)	7
4		Protalix BioTherapeutics, Inc., (Israel) (a)	8
1		Regeneron Pharmaceuticals, Inc. (a)	11
2		Rigel Pharmaceuticals, Inc. (a)	18
5		Seattle Genetics, Inc. (a)	43
3		Theravance, Inc. (a)	40
1		United Therapeutics Corp. (a)	50
			5,904
		Building Products — 0.1%
2		Gibraltar Industries, Inc.	23
5		INSTEEL Industries, Inc.	56
73		Nippon Sheet Glass Co., Ltd., (Japan)	242
3		Quanex Building Products Corp.	25
			346
		Capital Markets — 2.2%
3		Ameriprise Financial, Inc. (m)	67
15		Bank of New York Mellon Corp. (The) (m)	426
2		BGC Partners, Inc., Class A (m)	4
24		Charles Schwab Corp. (The)	393
16		Credit Suisse Group AG, (Switzerland)	461
24		Goldman Sachs Group, Inc. (The)	1,997

SEE NOTES TO FINANCIAL STATEMENTS.

4   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Capital Markets — Continued
2		Greenhill & Co., Inc.	115
5		Investment Technology Group, Inc. (a)	123
12		Knight Capital Group, Inc., Class A (a)	191
1		Kohlberg Capital Corp.	3
2		LaBranche & Co., Inc. (a)	11
11		Lazard Ltd., (Bermuda), Class A	339
16		Macquarie Group Ltd., (Australia)	328
12		Merrill Lynch & Co., Inc.	139
54		Morgan Stanley	868
8		Northern Trust Corp.	422
—	(h)	optionsXpress Holdings, Inc.	5
1		Patriot Capital Funding, Inc.	3
20		State Street Corp.	792
4		SWS Group, Inc.	80
22		TD AMERITRADE Holding Corp. (a)	314
1		thinkorswim Group, Inc. (a)	4
1		TradeStation Group, Inc. (a)	7
—	(h)	US Global Investors, Inc., Class A	1
			7,093
		Chemicals — 1.6%
1		Air Products & Chemicals, Inc. (m)	38
4		Airgas, Inc. (m)	150
8		Akzo Nobel N.V., (Netherlands)	345
—	(h)	Balchem Corp. (m)	11
1		CF Industries Holdings, Inc. (m)	39
7		Dow Chemical Co. (The)	99
9		E.l. du Pont de Nemours & Co.	226
6		Ecolab, Inc.	225
5		FMC Corp.	221
2		H.B. Fuller Co.	32
3		Innophos Holdings, Inc.	59
2		Koppers Holdings, Inc.	52
15		Lanxess AG, (Germany)	296
9		Monsanto Co.	636
13		Mosaic Co. (The)	464
8		Olin Corp.	147
7		PolyOne Corp. (a)	21
1		PPG Industries, Inc.	40
22		Praxair, Inc.	1,322
4		Rohm & Haas Co.	226
11		Shin-Etsu Chemical Co., Ltd., (Japan)	522
2		Spartech Corp.	13
2		Terra Industries, Inc.	40
1		W.R. Grace & Co. (a)	8
1		Zep, Inc.	11
			5,243
		Commercial Banks — 2.7%
—	(h)	1st Source Corp.	5
1		Ameris Bancorp (m)	10
—	(h)	BancFirst Corp. (m)	11
1		Banco Latinoamericano de Exportaciones S.A., (Panama)	20
75		Banco Santander S.A., (Spain)	728
3		Bank of Hawaii Corp. (m)	151
8		BB&T Corp. (m)	211
10		BNP Paribas, (France)	438
2		Central Pacific Financial Corp. (m)	17
488		China Construction Bank Corp., (China), Class H	272
174		China Merchants Bank Co., Ltd., (China), Class H	326
—	(h)	Citizens Republic Bancorp, Inc. (m)	1
1		City Bank (m)	5
1		City Holding Co. (m)	35
4		Colonial BancGroup, Inc. (The) (m)	7
1		Columbia Banking System, Inc. (m)	14
4		Comerica, Inc. (m)	89
1		Community Bank System, Inc. (m)	32
—	(h)	Community Trust Bancorp, Inc. (m)	16
2		CVB Financial Corp. (m)	21
1		East West Bancorp, Inc.	19
—	(h)	Farmers Capital Bank Corp.	10
1		Fifth Third Bancorp	6
6		First Bancorp	73
1		First Community Bancshares, Inc.	17
—	(h)	First Financial Bancorp	1
1		Glacier Bancorp, Inc.	12
1		Green Bankshares, Inc.	7
7		Hanmi Financial Corp.	15
—	(h)	Heritage Commerce Corp.	2
89		HSBC Holdings plc, (United Kingdom)	869
1		Huntington Bancshares, Inc.	5
2		IBERIABANK Corp.	107
1		International Bancshares Corp.	21
142		Intesa Sanpaolo S.p.A., (Italy)	517
14		KeyCorp	122
1		Lakeland Financial Corp.	19
—	(h)	M&T Bank Corp.	9
—	(h)	MainSource Financial Group, Inc.	6
105		Mitsubishi UFJ Financial Group, Inc., (Japan)	661

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN U.S. EQUITY FUNDS   5

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Commercial Banks — Continued
5		Nara Bancorp, Inc.	47
1		National City Corp.	2
2		National Penn Bancshares, Inc.	29
1		NBT Bancorp, Inc.	14
3		Pacific Capital Bancorp	52
1		Peoples Bancorp, Inc.	10
1		Prosperity Bancshares, Inc.	27
2		Provident Bankshares Corp.	19
—	(h)	Renasant Corp.	3
—	(h)	Republic Bancorp, Inc., Class A	12
—	(h)	Sierra Bancorp	4
—	(h)	Simmons First National Corp., Class A	9
7		Societe Generale, (France)	335
1		Southside Bancshares, Inc.	12
1		Southwest Bancorp, Inc.	18
6		Sterling Bancshares, Inc.	38
1		Sterling Financial Corp.	11
2		SunTrust Banks, Inc.	48
9		TCF Financial Corp.	123
—	(h)	TriCo Bancshares	8
34		U.S. Bancorp	862
1		UCBH Holdings, Inc.	8
—	(h)	W Holding Co., Inc.	1
67		Wells Fargo & Co.	1,963
1		West Coast Bancorp	8
2		Westamerica Bancorp	87
4		Wilshire Bancorp, Inc.	36
1		Zions Bancorp	15
			8,708
		Commercial Services & Supplies — 0.2%
2		ATC Technology Corp. (a) (m)	32
3		Cenveo, Inc. (a) (m)	11
6		Comfort Systems USA, Inc. (m)	65
2		Consolidated Graphics, Inc. (a) (m)	41
9		Deluxe Corp.	137
1		Ennis, Inc.	16
3		GEO Group, Inc. (The) (a)	49
10		Herman Miller, Inc.	135
1		HNI Corp.	9
4		Knoll, Inc.	39
7		Pitney Bowes, Inc.	168
1		United Stationers, Inc. (a)	17
—	(h)	Waste Management, Inc.	10
			729
		Communications Equipment — 2.0%
11		3Com Corp. (a)	25
9		Arris Group, Inc. (a) (m)	69
1		Avocent Corp. (a) (m)	18
1		Black Box Corp. (m)	21
1		Blue Coat Systems, Inc. (a) (m)	9
31		Brocade Communications Systems, Inc. (a) (m)	88
130		Cisco Systems, Inc. (a) (m)	2,117
5		CommScope, Inc. (a) (m)	76
1		Comtech Telecommunications Corp. (a) (m)	46
73		Corning, Inc. (m)	697
—	(h)	Digi International, Inc. (a)	3
7		Emulex Corp. (a)	46
—	(h)	Extreme Networks, Inc. (a)	—	(h)
5		Finisar Corp. (a)	2
3		Harmonic, Inc. (a)	14
4		Harris Corp.	162
7		Juniper Networks, Inc. (a)	118
4		MRV Communications, Inc. (a)	3
1		NETGEAR, Inc. (a)	9
47		Nokia OYJ, (Finland)	741
2		Plantronics, Inc.	30
1		Polycom, Inc. (a)	18
61		QUALCOMM, Inc.	2,180
1		Sonus Networks, Inc. (a)	1
4		Symmetricom, Inc. (a)	16
1		Tekelec (a)	14
1		UTStarcom, Inc. (a)	1
			6,524
		Computers & Peripherals — 2.4%
1		Adaptec, Inc. (a) (m)	3
13		Apple, Inc. (a) (m)	1,104
—	(h)	Dell, Inc. (a)	2
—	(h)	Electronics for Imaging, Inc. (a)	4
—	(h)	EMC Corp. (a)	1
93		Hewlett-Packard Co.	3,384
1		Hypercom Corp. (a)	1
1		Imation Corp.	18
26		International Business Machines Corp.	2,174
—	(h)	Intevac, Inc. (a)	1
6		Lexmark International, Inc., Class A (a)	170
14		NetApp, Inc. (a)	191
4		Novatel Wireless, Inc. (a)	18
1		Palm, Inc. (a)	3
16		QLogic Corp. (a)	216

SEE NOTES TO FINANCIAL STATEMENTS.

6   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Computers & Peripherals — Continued
23		SanDisk Corp. (a)	220
1		Synaptics, Inc. (a)	10
8		Western Digital Corp. (a)	92
			7,612
		Construction & Engineering — 0.4%
10		Bouygues, (France)	415
8		EMCOR Group, Inc. (a)	186
7		Fluor Corp.	306
—	(h)	Jacobs Engineering Group, Inc. (a)	2
3		MasTec, Inc. (a)	33
4		Perini Corp. (a)	91
1		Shaw Group, Inc. (The) (a)	20
4		URS Corp. (a)	179
			1,232
		Construction Materials — 0.1%
66		Anhui Conch Cement Co., Ltd., (China) (a)	307
1		Headwaters, Inc. (a)	7
			314
		Consumer Finance — 0.2%
2		Advance America Cash Advance Centers, Inc. (m)	4
6		American Express Co. (m)	108
9		Capital One Financial Corp. (m)	290
5		Cash America International, Inc. (m)	145
10		Discover Financial Services	96
6		Dollar Financial Corp. (a)	57
2		EZCORP, Inc., Class A (a)	30
1		First Cash Financial Services, Inc. (a)	9
1		Nelnet, Inc., Class A	13
2		World Acceptance Corp. (a)	47
			799
		Containers & Packaging — 0.3%
8		Crown Holdings, Inc. (a) (m)	150
4		Greif, Inc., Class A	122
4		Myers Industries, Inc.	29
9		Rock-Tenn Co., Class A	311
1		Silgan Holdings, Inc.	67
7		Sonoco Products Co.	158
			837
		Distributors — 0.1%
206		Li & Fung Ltd., (Hong Kong)	356
		Diversified Consumer Services — 0.2%
5		Apollo Group, Inc., Class A (a) (m)	364
2		DeVry, Inc.	138
2		ITT Educational Services, Inc. (a)	233
			735
		Diversified Financial Services — 0.9%
104		Bank of America Corp. (m)	1,468
2		CIT Group, Inc. (m)	9
78		Citigroup, Inc. (m)	520
—	(h)	CME Group, Inc. (m)	77
1		Compass Diversified Holdings (m)	7
1		Encore Capital Group, Inc. (a)	4
1		Financial Federal Corp.	19
32		ING Groep N.V. CVA, (Netherlands)	355
3		Interactive Brokers Group, Inc., Class A (a)	52
4		NASDAQ OMX Group, Inc. (The) (a)	110
10		NYSE Euronext	278
			2,899
		Diversified Telecommunication Services — 2.2%
50		AT&T, Inc. (m)	1,430
6		CenturyTel, Inc. (m)	173
22		Cincinnati Bell, Inc. (a) (m)	42
5		Embarq Corp.	173
65		Koninklijke KPN N.V., (Netherlands)	951
—	(h)	Nippon Telegraph & Telephone Corp., (Japan)	413
9		Premiere Global Services, Inc. (a)	76
49		Telefonica S.A., (Spain)	1,110
74		Verizon Communications, Inc.	2,497
21		Windstream Corp.	191
			7,056
		Electric Utilities — 1.5%
—	(h)	Allegheny Energy, Inc. (m)	2
37		American Electric Power Co., Inc. (m)	1,236
23		E.ON AG, (Germany)	903
26		Edison International	827
4		El Paso Electric Co. (a)	69
14		Exelon Corp.	770
6		FirstEnergy Corp.	315
3		FPL Group, Inc.	164
17		NV Energy, Inc.	172
—	(h)	Pinnacle West Capital Corp.	11
4		Portland General Electric Co.	84
1		PPL Corp.	37

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN U.S. EQUITY FUNDS   7

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Electric Utilities — Continued
1		UniSource Energy Corp.	26
6		Westar Energy, Inc.	115
			4,731
		Electrical Equipment — 0.6%
1		A.O. Smith Corp.	21
7		Acuity Brands, Inc. (m)	246
10		Alstom SA, (France)	583
—	(h)	Cooper Industries Ltd., Class A	6
1		Energy Conversion Devices, Inc. (a)	28
3		Evergreen Solar, Inc. (a)	8
1		First Solar, Inc. (a)	179
9		GrafTech International Ltd. (a)	72
80		Mitsubishi Electric Corp., (Japan)	501
3		Regal-Beloit Corp.	129
1		Rockwell Automation, Inc.	23
			1,796
		Electronic Equipment, Instruments & Components — 0.2%
2		Anixter International, Inc. (a) (m)	66
2		Benchmark Electronics, Inc. (a) (m)	26
1		Checkpoint Systems, Inc. (a) (m)	13
1		CTS Corp. (m)	8
67		HON HAI Precision Industry Co., Ltd., (Taiwan), GDR	259
7		Ingram Micro, Inc., Class A (a)	88
1		Insight Enterprises, Inc. (a)	8
1		Methode Electronics, Inc.	7
1		Plexus Corp. (a)	22
94		Premier Farnell plc, (United Kingdom)	192
19		Sanmina-SCI Corp. (a)	9
1		Technitrol, Inc.	5
5		TTM Technologies, Inc. (a)	27
2		Tyco Electronics Ltd., (Bermuda)	33
			763
		Energy Equipment & Services — 0.8%
3		Allis-Chalmers Energy, Inc. (a) (m)	16
3		Baker Hughes, Inc. (m)	93
1		Basic Energy Services, Inc. (a) (m)	8
3		ENSCO International, Inc.	84
4		Gulfmark Offshore, Inc. (a)	83
18		Halliburton Co.	328
2		ION Geophysical Corp. (a)	7
19		Key Energy Services, Inc. (a)	86
1		Lufkin Industries, Inc.	20
1		Matrix Service Co. (a)	4
5		Nabors Industries Ltd., (Bermuda) (a)	61
19		National Oilwell Varco, Inc. (a)	456
1		Newpark Resources (a)	4
18		Noble Corp.	406
6		Parker Drilling Co. (a)	17
1		Precision Drilling Trust, (Canada)	10
18		Schlumberger Ltd.	774
6		Smith International, Inc.	136
1		T-3 Energy Services, Inc. (a)	6
1		Transocean Ltd. (a)	48
5		Weatherford International Ltd. (a)	56
			2,703
		Food & Staples Retailing — 1.9%
4		BJ’s Wholesale Club, Inc. (a) (m)	142
1		Casey’s General Stores, Inc. (m)	21
37		CVS/Caremark Corp. (m)	1,067
3		Nash Finch Co.	148
39		Safeway, Inc.	933
—	(h)	SUPERVALU, Inc.	4
46		SYSCO Corp.	1,063
141		Tesco plc, (United Kingdom)	735
39		Wal-Mart Stores, Inc.	2,177
			6,290
		Food Products — 1.4%
45		Cadbury plc, (United Kingdom)	397
1		Cal-Maine Foods, Inc. (m)	14
3		Chiquita Brands International, Inc. (a) (m)	40
6		Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	139
15		General Mills, Inc.	927
18		H.J. Heinz Co.	671
1		JM Smucker Co. (The)	30
21		Kraft Foods, Inc., Class A	562
21		Nestle S.A., (Switzerland)	825
1		TreeHouse Foods, Inc. (a)	30
24		Unilever N.V., (Netherlands)	572
11		Yakult Honsha Co., Ltd., (Japan)	244
			4,451
		Gas Utilities — 0.2%
2		Laclede Group, Inc. (The)	103
2		New Jersey Resources Corp.	85

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Gas Utilities — Continued
1		Northwest Natural Gas Co.	35
83		Tokyo Gas Co., Ltd., (Japan)	421
1		WGL Holdings, Inc.	29
			673
		Health Care Equipment & Supplies — 0.5%
7		Baxter International, Inc. (m)	364
2		Boston Scientific Corp. (a) (m)	18
1		C.R. Bard, Inc. (m)	94
4		CONMED Corp. (a) (m)	86
10		Covidien Ltd.	365
2		Electro-Optical Sciences, Inc. (a)	7
1		Greatbatch, Inc. (a)	29
—	(h)	Haemonetics Corp. (a)	6
—	(h)	Integra LifeSciences Holdings Corp. (a)	4
5		Invacare Corp.	71
8		Medtronic, Inc.	253
—	(h)	Palomar Medical Technologies, Inc. (a)	4
4		Quidel Corp. (a)	47
4		STERIS Corp.	100
3		Thoratec Corp. (a)	91
4		Zimmer Holdings, Inc. (a)	155
			1,694
		Health Care Providers & Services — 1.5%
32		Aetna, Inc. (m)	920
5		Alliance Imaging, Inc. (a) (m)	42
1		Amedisys, Inc. (a) (m)	37
9		AMERIGROUP Corp. (a) (m)	273
—	(h)	AmerisourceBergen Corp. (m)	4
3		AMN Healthcare Services, Inc. (a) (m)	23
14		Cardinal Health, Inc. (m)	478
3		Centene Corp. (a) (m)	59
7		Cigna Corp. (m)	126
1		Emergency Medical Services Corp., Class A (a)	26
20		Express Scripts, Inc. (a)	1,113
4		Gentiva Health Services, Inc. (a)	129
4		Hanger Orthopedic Group, Inc. (a)	51
—	(h)	Humana, Inc. (a)	7
1		inVentiv Health, Inc. (a)	7
7		McKesson Corp.	279
3		Medco Health Solutions, Inc. (a)	130
8		Omnicare, Inc.	210
7		Owens & Minor, Inc.	262
3		PSS World Medical, Inc. (a)	56
1		Psychiatric Solutions, Inc. (a)	25
2		Res-Care, Inc. (a)	24
4		UnitedHealth Group, Inc.	97
1		US Physical Therapy, Inc. (a)	9
9		WellPoint, Inc. (a)	397
			4,784
		Health Care Technology — 0.1%
10		IMS Health, Inc.	153
1		MedAssets, Inc. (a)	15
4		Omnicell, Inc. (a)	51
			219
		Hotels, Restaurants & Leisure — 1.1%
8		Carnival Corp. (m)	195
2		CEC Entertainment, Inc. (a) (m)	44
1		Cracker Barrel Old Country Store, Inc. (m)	12
1		Darden Restaurants, Inc. (m)	34
10		Denny’s Corp. (a)	21
2		Einstein Noah Restaurant Group, Inc. (a)	10
29		Intercontinental Hotels Group plc, (United Kingdom)	240
35		International Game Technology	416
3		Jack in the Box, Inc. (a)	71
—	(h)	Marriott International, Inc., Class A	1
24		McDonald’s Corp.	1,495
1		Rick’s Cabaret International, Inc. (a)	2
8		Royal Caribbean Cruises Ltd.	112
12		Sodexo, (France)	676
1		Starwood Hotels & Resorts Worldwide, Inc.	10
64		TUI Travel plc, (United Kingdom)	215
—	(h)	Wyndham Worldwide Corp.	1
3		Yum! Brands, Inc.	110
			3,665
		Household Durables — 0.2%
11		Centex Corp. (m)	112
5		Champion Enterprises, Inc. (a) (m)	3
—	(h)	CSS Industries, Inc. (m)	—	(h)
10		D.R. Horton, Inc. (m)	70
5		Helen of Troy Ltd., (Bermuda) (a)	80
1		Hooker Furniture Corp.	8
1		Jarden Corp. (a)	11
7		KB Home	89
3		Leggett & Platt, Inc.	52
4		Snap-On, Inc.	169

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN U.S. EQUITY FUNDS   9

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Household Durables — Continued
3		Tempur-Pedic International, Inc.	21
—	(h)	Toll Brothers, Inc. (a)	1
4		Tupperware Brands Corp.	82
			698
		Household Products — 1.4%
2		Church & Dwight Co., Inc. (m)	107
5		Colgate-Palmolive Co. (m)	336
3		Kimberly-Clark Corp.	148
54		Procter & Gamble Co.	3,334
18		Reckitt Benckiser Group plc, (United Kingdom)	660
			4,585
		Independent Power Producers & Energy Traders — 0.2%
106		China Resources Power Holdings Co., Ltd., (Hong Kong)	206
106		International Power plc, (United Kingdom)	370
			576
		Industrial Conglomerates — 0.4%
—	(h)	3M Co.	23
77		General Electric Co.	1,244
70		Ruukki Group OYJ, (Finland)	112
3		Textron, Inc.	37
			1,416
		Insurance — 1.8%
19		ACE Ltd., (Switzerland)	1,032
3		Aflac, Inc. (m)	149
1		Allstate Corp. (The) (m)	28
—	(h)	American Physicians Capital, Inc. (m)	22
1		Amerisafe, Inc. (a) (m)	20
2		AON Corp. (m)	100
—	(h)	Arch Capital Group Ltd., (Bermuda) (a)	3
1		Argo Group International Holdings Ltd., (Bermuda) (a)	19
4		Aspen Insurance Holdings Ltd., (Bermuda)	95
2		Assured Guaranty Ltd., (Bermuda)	19
3		Axis Capital Holdings Ltd., (Bermuda)	83
—	(h)	Berkshire Hathaway, Inc., Class B (a) (m)	154
10		Chubb Corp. (The) (m)	492
1		Delphi Financial Group, Inc., Class A	18
1		Everest Re Group Ltd., (Bermuda)	61
1		First Mercury Financial Corp. (a)	7
4		Flagstone Reinsurance Holdings Ltd., (Bermuda)	34
1		Hallmark Financial Services (a)	6
2		Hartford Financial Services Group, Inc.	39
3		Meadowbrook Insurance Group, Inc.	21
12		MetLife, Inc.	404
4		Muenchener Rueckversicherungs AG, (Germany)	564
—	(h)	National Financial Partners Corp.	1
3		Platinum Underwriters Holdings Ltd., (Bermuda)	108
7		PMA Capital Corp., Class A (a)	52
7		Prudential Financial, Inc.	218
12		RenaissanceRe Holdings Ltd., (Bermuda)	599
2		Safety Insurance Group, Inc.	80
14		Sampo OYJ, (Finland), Class A	264
1		SeaBright Insurance Holdings, Inc. (a)	14
2		Selective Insurance Group	50
13		Travelers Cos., Inc. (The)	603
2		Zenith National Insurance Corp.	49
2		Zurich Financial Services AG, (Switzerland)	529
			5,937
		Internet & Catalog Retail — 0.2%
11		Amazon.com, Inc. (a) (m)	581
1		Expedia, Inc. (a)	8
—	(h)	NutriSystem, Inc.	1
			590
		Internet Software & Services — 0.7%
1		Ariba, Inc. (a) (m)	5
1		Art Technology Group, Inc. (a) (m)	3
1		AsiaInfo Holdings, Inc., (China) (a) (m)	12
—	(h)	Digital River, Inc. (a)	7
10		EarthLink, Inc. (a)	65
5		Google, Inc., Class A (a)	1,630
2		Interwoven, Inc. (a)	19
1		j2 Global Communications, Inc. (a)	24
2		Perficient, Inc. (a)	8
4		Sohu.com, Inc., (China) (a)	166
8		United Online, Inc.	47
2		ValueClick, Inc. (a)	11
11		Yahoo!, Inc. (a)	133
			2,130
		IT Services — 0.5%
12		Accenture Ltd., (Bermuda), Class A	398
3		Acxiom Corp. (m)	24
—	(h)	Affiliated Computer Services, Inc., Class A (a) (m)	9
1		CACI International, Inc., Class A (a) (m)	41
6		CIBER, Inc. (a) (m)	29
—	(h)	Computer Sciences Corp. (a) (m)	4

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		IT Services — Continued
1		CSG Systems International, Inc. (a) (m)	12
3		Cybersource Corp. (a) (m)	40
1		Gartner, Inc. (a)	14
3		Genpact Ltd., (Bermuda) (a)	21
1		Hackett Group, Inc. (The) (a)	2
6		Hewitt Associates, Inc., Class A (a)	165
1		iGate Corp. (a)	3
1		infoGROUP, Inc.	5
7		Infosys Technologies Ltd., (India), ADR	179
—	(h)	Integral Systems, Inc. (a)	2
1		ManTech International Corp., Class A (a)	70
2		MasterCard, Inc., Class A	350
—	(h)	NCI, Inc., Class A (a)	12
2		Paychex, Inc.	45
3		Perot Systems Corp., Class A (a)	42
14		Western Union Co. (The)	207
			1,674
		Leisure Equipment & Products — 0.1%
6		Hasbro, Inc.	168
7		JAKKS Pacific, Inc. (a)	136
—	(h)	Mattel, Inc.	1
1		RC2 Corp. (a)	14
—	(h)	Steinway Musical Instruments (a)	7
			326
		Life Sciences Tools & Services — 0.1%
—	(h)	AMAG Pharmaceuticals, Inc. (a) (m)	11
3		Covance, Inc. (a)	138
—	(h)	Enzo Biochem, Inc. (a)	2
2		eResearchTechnology, Inc. (a)	14
1		Exelixis, Inc. (a)	6
—	(h)	Kendle International, Inc. (a)	8
6		Life Technologies Corp. (a)	135
2		Medivation, Inc. (a)	26
—	(h)	Thermo Fisher Scientific, Inc. (a)	10
			350
		Machinery — 1.1%
4		AGCO Corp. (a) (m)	104
1		Astec Industries, Inc. (a) (m)	23
40		Atlas Copco AB, (Sweden), Class A	349
2		Barnes Group, Inc. (m)	30
1		Cascade Corp. (m)	15
16		Caterpillar, Inc. (m)	712
1		Chart Industries, Inc. (a) (m)	5
2		CIRCOR International, Inc. (m)	63
3		Columbus McKinnon Corp. (a) (m)	40
—	(h)	Cummins, Inc. (m)	4
6		Danaher Corp. (m)	336
—	(h)	Deere & Co.	8
—	(h)	Eaton Corp.	17
4		EnPro Industries, Inc. (a)	93
4		Force Protection, Inc. (a)	26
7		Gardner Denver, Inc. (a)	154
—	(h)	Illinois Tool Works, Inc.	4
1		Ingersoll-Rand Co., Ltd., (Bermuda), Class A	22
133		Kubota Corp., (Japan)	963
—	(h)	Middleby Corp. (a)	11
14		PACCAR, Inc.	396
—	(h)	Parker Hannifin Corp.	4
1		Wabash National Corp.	6
8		Wabtec Corp.	310
1		Watts Water Technologies, Inc., Class A	12
11		Xerium Technologies, Inc. (a)	7
			3,714
		Marine — 0.0% (g)
6		Horizon Lines, Inc., Class A	20
		Media — 1.6%
1		Belo Corp., Class A (m)	1
17		DISH Network Corp., Class A (a)	186
2		Harte-Hanks, Inc.	13
1		Lee Enterprises, Inc.	1
1		Marvel Entertainment, Inc. (a)	28
1		McClatchy Co., Class A	1
67		News Corp., Class A	613
6		Omnicom Group, Inc.	157
153		Time Warner, Inc.	1,544
1		Valassis Communications, Inc. (a)	1
25		Vivendi, (France)	820
64		Walt Disney Co. (The)	1,449
16		Wolters Kluwer N.V., (Netherlands)	301
			5,115
		Metals & Mining — 0.6%
43		BHP Billiton plc, (United Kingdom)	839
4		Compass Minerals International, Inc. (m)	208
4		Freeport-McMoRan Copper & Gold, Inc.	93
19		JFE Holdings, Inc., (Japan)	497
1		Olympic Steel, Inc.	14

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN U.S. EQUITY FUNDS   11

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Metals & Mining — Continued
1		Sutor Technology Group Ltd., (China) (a)	2
7		United States Steel Corp.	274
			1,927
		Multiline Retail — 0.2%
7		Big Lots, Inc. (a) (m)	102
3		Dollar Tree, Inc. (a)	113
1		Family Dollar Stores, Inc.	25
7		Kohl’s Corp. (a)	263
—	(h)	Target Corp.	7
			510
		Multi-Utilities — 0.7%
—	(h)	Black Hills Corp. (m)	11
28		CMS Energy Corp. (m)	285
12		Consolidated Edison, Inc. (m)	448
20		Dominion Resources, Inc.	711
16		GDF Suez, (France)	807
1		Public Service Enterprise Group, Inc.	19
9		TECO Energy, Inc.	108
			2,389
		Oil, Gas & Consumable Fuels — 5.5%
3		Anadarko Petroleum Corp. (m)	128
11		Apache Corp. (m)	805
—	(h)	APCO Argentina, Inc. (m)	5
63		BG Group plc, (United Kingdom)	873
15		Chevron Corp. (m)	1,128
—	(h)	Clayton Williams Energy, Inc. (a)	9
8		Concho Resources, Inc. (a) (m)	181
18		ConocoPhillips (m)	919
—	(h)	Denbury Resources, Inc. (a)	5
4		Devon Energy Corp.	261
3		Encore Acquisition Co. (a)	79
8		Endeavour International Corp. (a)	4
92		Exxon Mobil Corp.	7,365
1		Georesources, Inc. (a)	5
11		Gran Tierra Energy, Inc., (Canada) (a)	32
4		Hess Corp.	222
2		Knightsbridge Tankers Ltd., (Bermuda)	25
9		Marathon Oil Corp.	257
8		McMoRan Exploration Co. (a)	76
40		Occidental Petroleum Corp.	2,384
5		Pacific Ethanol, Inc. (a)	2
1		Penn Virginia Corp.	26
63		Royal Dutch Shell plc, (Netherlands), Class A	1,666
4		Stone Energy Corp. (a)	46
1		Swift Energy Co. (a)	13
1		Toreador Resources Corp. (a)	4
20		Total S.A., (France)	1,107
4		VAALCO Energy, Inc. (a)	30
—	(h)	Valero Energy Corp.	10
3		Walter Industries, Inc.	44
5		XTO Energy, Inc.	181
			17,892
		Paper & Forest Products — 0.0% (g)
2		Buckeye Technologies, Inc. (a) (m)	6
		Personal Products — 0.2%
4		American Oriental Bioengineering, Inc., (China) (a) (m)	29
1		Avon Products, Inc. (m)	17
2		China Sky One Medical, Inc., (China) (a) (m)	26
3		Estee Lauder Cos., Inc. (The), Class A	105
24		Shiseido Co., Ltd., (Japan)	493
			670
		Pharmaceuticals — 5.2%
30		Abbott Laboratories (m)	1,581
—	(h)	Auxilium Pharmaceuticals, Inc. (a) (m)	6
17		Bayer AG, (Germany)	980
43		Bristol-Myers Squibb Co. (m)	1,011
2		Cardiome Pharma Corp., (Canada) (a) (m)	10
50		Chugai Pharmaceutical Co., Ltd., (Japan)	972
—	(h)	CPEX Pharmaceuticals, Inc. (a) (m)	—	(h)
2		Cypress Bioscience, Inc. (a) (m)	17
3		DURECT Corp. (a)	10
30		Eli Lilly & Co.	1,228
7		Forest Laboratories, Inc. (a)	165
25		Johnson & Johnson	1,466
16		King Pharmaceuticals, Inc. (a)	173
65		Merck & Co., Inc.	1,981
1		Par Pharmaceutical Cos., Inc. (a)	15
81		Pfizer, Inc.	1,430
9		Roche Holding AG, (Switzerland)	1,347
1		Salix Pharmaceuticals Ltd. (a)	9
17		Sanofi-Aventis S.A., (France)	1,101
59		Schering-Plough Corp.	997
22		Shire plc, (United Kingdom)	318
5		Shire plc, (United Kingdom), ADR	228
2		Sucampo Pharmaceuticals, Inc., Class A (a)	10

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Pharmaceuticals — Continued
14		Teva Pharmaceutical Industries Ltd., (Israel), ADR	596
2		ULURU, Inc. (a)	—	(h)
2		Valeant Pharmaceuticals International (a)	46
7		ViroPharma, Inc. (a)	85
8		Watson Pharmaceuticals, Inc. (a)	209
20		Wyeth	752
2		XenoPort, Inc. (a)	38
			16,781
		Professional Services — 0.1%
1		COMSYS IT Partners, Inc. (a) (m)	2
1		Heidrick & Struggles International, Inc.	19
4		Kforce, Inc. (a)	31
2		Korn/Ferry International (a)	25
1		Navigant Consulting, Inc. (a)	14
3		TrueBlue, Inc. (a)	33
4		Watson Wyatt Worldwide, Inc., Class A	208
			332
		Real Estate Investment Trusts (REITs) — 0.4%
1		American Campus Communities, Inc. (m)	13
10		Annaly Capital Management, Inc. (m)	162
5		Anthracite Capital, Inc. (m)	11
1		Ashford Hospitality Trust, Inc. (m)	2
3		Associated Estates Realty Corp. (m)	29
—	(h)	BioMed Realty Trust, Inc. (m)	5
—	(h)	Camden Property Trust (m)	9
2		Capstead Mortgage Corp. (m)	18
11		DCT Industrial Trust, Inc. (m)	54
—	(h)	Digital Realty Trust, Inc.	10
2		Glimcher Realty Trust	6
2		Hersha Hospitality Trust	7
1		Home Properties, Inc.	20
—	(h)	Kimco Realty Corp.	2
—	(h)	LaSalle Hotel Properties	4
15		Lexington Realty Trust	77
—	(h)	Liberty Property Trust	1
4		Maguire Properties, Inc. (a)	6
14		MFA Financial, Inc.	82
1		Mission West Properties, Inc.	4
4		National Retail Properties, Inc.	69
5		NorthStar Realty Finance Corp.	21
3		Omega Healthcare Investors, Inc.	46
1		Parkway Properties, Inc.	20
3		Pennsylvania Real Estate Investment Trust	20
5		ProLogis	68
1		PS Business Parks, Inc., Class A	40
2		RAIT Financial Trust	5
—	(h)	Saul Centers, Inc.	16
19		Senior Housing Properties Trust	338
—	(h)	Simon Property Group, Inc.	8
4		Strategic Hotels & Resorts, Inc.	6
1		Ventas, Inc.	32
—	(h)	Vornado Realty Trust	9
			1,220
		Real Estate Management & Development — 0.0% (g)
1		Forestar Group, Inc. (a)	10
		Road & Rail — 0.9%
2		Arkansas Best Corp. (m)	72
—	(h)	Burlington Northern Santa Fe Corp. (m)	4
21		CSX Corp. (m)	690
—	(h)	Marten Transport Ltd. (a)	6
41		Norfolk Southern Corp.	1,943
5		Union Pacific Corp.	222
2		YRC Worldwide, Inc. (a)	6
			2,943
		Semiconductors & Semiconductor Equipment — 1.1%
—	(h)	Actel Corp. (a) (m)	1
—	(h)	Advanced Energy Industries, Inc. (a) (m)	3
7		Altera Corp. (m)	116
18		Amkor Technology, Inc. (a) (m)	38
2		Anadigics, Inc. (a) (m)	3
18		Applied Materials, Inc. (m)	178
1		Applied Micro Circuits Corp. (a) (m)	4
1		Asyst Technologies, Inc. (a) (m)	—	(h)
7		Atheros Communications, Inc. (a) (m)	95
7		Broadcom Corp., Class A (a) (m)	110
1		Brooks Automation, Inc. (a) (m)	4
6		Cirrus Logic, Inc. (a) (m)	16
2		Diodes, Inc. (a)	11
1		DSP Group, Inc. (a) (m)	10
4		Emcore Corp. (a)	5
1		Entegris, Inc. (a)	2
14		Integrated Device Technology, Inc. (a)	79
13		Intel Corp.	184
1		IXYS Corp.	4
10		KLA-Tencor Corp.	209
4		Kulicke & Soffa Industries, Inc. (a)	6

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN U.S. EQUITY FUNDS   13

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Semiconductors & Semiconductor Equipment — Continued
22		Lam Research Corp. (a)	472
1		Lattice Semiconductor Corp. (a)	1
20		Marvell Technology Group Ltd., (Bermuda) (a)	132
1		Mattson Technology, Inc. (a)	1
3		Micrel, Inc.	24
1		Microsemi Corp. (a)	9
4		MIPS Technologies, Inc. (a)	5
1		MKS Instruments, Inc. (a)	13
7		National Semiconductor Corp.	71
4		Novellus Systems, Inc. (a)	45
17		ON Semiconductor Corp. (a)	59
10		PMC-Sierra, Inc. (a)	51
2		RF Micro Devices, Inc. (a)	2
1		Samsung Electronics Co., Ltd., (South Korea)	197
1		Semtech Corp. (a)	11
—	(h)	Sigma Designs, Inc. (a)	1
3		Silicon Image, Inc. (a)	14
3		Silicon Storage Technology, Inc. (a)	6
15		Skyworks Solutions, Inc. (a)	81
1		Standard Microsystems Corp. (a)	11
—	(h)	Supertex, Inc. (a)	2
74		Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	584
3		Techwell, Inc. (a)	22
—	(h)	Tessera Technologies, Inc. (a)	2
1		Texas Instruments, Inc.	20
10		TriQuint Semiconductor, Inc. (a)	33
27		Xilinx, Inc.	481
6		Zoran Corp. (a)	38
			3,466
		Software — 2.1%
44		Activision Blizzard, Inc. (a)	379
—	(h)	Actuate Corp. (a) (m)	1
14		Adobe Systems, Inc. (a) (m)	303
9		Aspen Technology, Inc. (a) (m)	67
8		BMC Software, Inc. (a) (m)	205
28		CA, Inc. (m)	511
2		Epicor Software Corp. (a)	8
2		Informatica Corp. (a)	32
7		JDA Software Group, Inc. (a)	89
—	(h)	Macrovision Solutions Corp. (a)	4
—	(h)	Manhattan Associates, Inc. (a)	5
2		Mentor Graphics Corp. (a)	10
101		Microsoft Corp.	1,960
—	(h)	Net 1 UEPS Technologies, Inc., (South Africa) (a)	3
3		Nintendo Co., Ltd., (Japan)	1,032
6		OpenTV Corp., Class A (a)	7
71		Oracle Corp. (a)	1,255
4		Parametric Technology Corp. (a)	53
1		Pegasystems, Inc.	12
1		Progress Software Corp. (a)	26
2		Quest Software, Inc. (a)	24
2		Smith Micro Software, Inc. (a)	8
—	(h)	SPSS, Inc. (a)	8
10		Sybase, Inc. (a)	251
48		Symantec Corp. (a)	647
2		TeleCommunication Systems, Inc., Class A (a)	15
			6,915
		Specialty Retail — 1.1%
—	(h)	Abercrombie & Fitch Co., Class A (m)	1
13		Advance Auto Parts, Inc. (m)	424
8		Aeropostale, Inc. (a) (m)	135
2		AutoZone, Inc. (a) (m)	230
4		Brown Shoe Co., Inc. (m)	34
1		Buckle, Inc. (The) (m)	29
1		Children’s Place Retail Stores, Inc. (The) (a) (m)	20
3		Collective Brands, Inc. (a) (m)	35
4		Finish Line, Inc. (The), Class A	20
35		Gap, Inc. (The)	474
3		Gymboree Corp. (a)	70
13		Hennes & Mauritz AB, (Sweden), Class B	525
1		Home Depot, Inc.	33
2		Jos. A. Bank Clothiers, Inc. (a)	63
1		Lowe’s Cos., Inc.	29
9		Rent-A-Center, Inc., Class A (a)	155
6		Ross Stores, Inc.	186
2		Sally Beauty Holdings, Inc. (a)	13
50		Staples, Inc.	897
11		TJX Cos., Inc.	218
1		Urban Outfitters, Inc. (a)	9
28		Wet Seal, Inc. (The), Class A (a)	84
			3,684
		Textiles, Apparel & Luxury Goods — 0.5%
—	(h)	Coach, Inc. (a) (m)	7
1		Deckers Outdoor Corp. (a)	64
8		Maidenform Brands, Inc. (a)	76
1		Movado Group, Inc.	10
19		Nike, Inc., Class B	964

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Textiles, Apparel & Luxury Goods — Continued
—	(h)	Oxford Industries, Inc.	2
4		Perry Ellis International, Inc. (a)	27
1		Polo Ralph Lauren Corp.	40
1		Steven Madden Ltd. (a)	11
1		UniFirst Corp.	33
4		V.F. Corp.	240
			1,474
		Thrifts & Mortgage Finance — 0.2%
2		Capitol Federal Financial (m)	82
3		First Niagara Financial Group, Inc.	41
2		Guaranty Financial Group, Inc. (a)	4
27		Hudson City Bancorp, Inc.	426
2		New York Community Bancorp, Inc.	20
1		OceanFirst Financial Corp.	10
5		Ocwen Financial Corp. (a)	44
3		PMI Group, Inc. (The)	5
3		Trustco Bank Corp.	25
1		United Community Financial Corp.	1
1		WSFS Financial Corp.	29
			687
		Tobacco — 1.1%
47		Altria Group, Inc. (m)	715
33		Imperial Tobacco Group plc, (United Kingdom)	870
—	(h)	Japan Tobacco, Inc., (Japan)	676
11		Lorillard, Inc.	642
13		Philip Morris International, Inc.	548
3		Reynolds American, Inc.	110
			3,561
		Trading Companies & Distributors — 0.3%
1		Aceto Corp. (m)	9
7		Applied Industrial Technologies, Inc. (m)	129
—	(h)	Fastenal Co.	4
—	(h)	GATX Corp.	6
1		Kaman Corp.	16
33		Mitsubishi Corp., (Japan)	469
44		Mitsui & Co., Ltd., (Japan)	452
			1,085
		Wireless Telecommunication Services — 0.3%
6		America Movil S.A.B. de C.V., (Mexico), ADR	183
8		Centennial Communications Corp. (a) (m)	60
1		Crown Castle International Corp. (a) (m)	24
—	(h)	SBA Communications Corp., Class A (a)	7
29		Sprint Nextel Corp. (a)	53
7		Syniverse Holdings, Inc. (a)	82
223		Vodafone Group plc, (United Kingdom)	457
			866
		Total Common Stocks (Cost $220,799)	193,004
		Preferred Stocks — 0.0% (g)
		Consumer Finance — 0.0% (g)
—	(h)	Preferred Blocker, Inc., (GMAC LLC) 9.000%, 12/31/11 (x) (Cost $3)	3

PRINCIPAL AMOUNT($)
	Asset-Backed Securities — 0.7%
	American Express Credit Account Master Trust,
450	Series 2004-3, Class A, 4.350%, 12/15/11	447
43	Series 2004-C, Class C, VAR, 1.695%, 02/15/12 (e) (i) (m)	37
	AmeriCredit Automobile Receivables Trust,
163	Series 2005-BM, Class A4, VAR, 1.960%, 05/06/12	144
1	Series 2007-DF, Class A2A, 5.660%, 01/06/11	1
450	Bank of America Credit Card Trust, Series 2006-C4, Class C4, VAR, 1.425%, 11/15/11 (m)	375
	Capital One Auto Finance Trust,
108	Series 2006-B, Class A3A, 5.450%, 02/15/11	107
100	Series 2007-C, Class A3A, 5.130%, 04/16/12	91
54	Capital One Prime Auto Receivables Trust, Series 2006-2, Class A3, 4.980%, 09/15/10	54
150	Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8, 5.650%, 09/20/19	122
210	Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2A, SUB, 5.891%, 02/25/37 (m)	193
57	CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.510%, 08/25/32	45
100	Discover Card Master Trust, Series 2008-A4, Class A4, 5.650%, 12/15/15	89
175	First Franklin Mortgage Loan Asset Backed Certificates, Series 2005-FF2, Class M3, VAR, 0.951%, 03/25/35	69
218	Household Automotive Trust, Series 2005-1, Class A4, 4.350%, 06/18/12	209

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN U.S. EQUITY FUNDS   15

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Asset-Backed Securities — Continued
250	MASTR Asset Backed Securities Trust, Series 2005-OPT1, Class M1, VAR, 0.870%, 03/25/35	163
250	New Century Home Equity Loan Trust, Series 2005-1, Class M1, VAR, 0.921%, 03/25/35	53
72	Option One Mortgage Loan Trust, Series 2003-1, Class A2, VAR, 1.311%, 02/25/33	44
30	Residential Asset Securities Corp., Series 2003-KS9, Class A2B, VAR, 1.111%, 11/25/33	18
	Wachovia Asset Securitization, Inc.,
40	Series 2002-HE2, Class A, VAR, 0.901%, 12/25/32	31
67	Series 2003-HE2, Class AII1, VAR, 0.731%, 06/25/33	29
	Total Asset-Backed Securities (Cost $2,960)	2,321
	Collateralized Mortgage Obligations — 15.8%
	Agency CMO — 14.9%
	Federal Home Loan Mortgage Corp. REMICS,
30	Series 50, Class I, 8.000%, 06/15/20	31
13	Series 1087, Class I, 8.500%, 06/15/21	14
13	Series 1136, Class H, 6.000%, 09/15/21	13
39	Series 1254, Class N, 8.000%, 04/15/22	39
371	Series 1617, Class PM, 6.500%, 11/15/23	389
4	Series 1708, Class E, 6.000%, 03/15/09	4
246	Series 1710, Class GH, 8.000%, 04/15/24	267
201	Series 1732, Class K, 6.500%, 05/15/24	211
248	Series 1843, Class Z, 7.000%, 04/15/26	262
309	Series 2033, Class K, 6.050%, 08/15/23	321
1,592	Series 2097, Class PD, 8.000%, 11/15/28	1,795
254	Series 2115, Class PE, 6.000%, 01/15/14	264
564	Series 2378, Class BD, 5.500%, 11/15/31	584
192	Series 2391, Class QR, 5.500%, 12/15/16	198
432	Series 2394, Class MC, 6.000%, 12/15/16	452
528	Series 2405, Class JF, 6.000%, 01/15/17	553
283	Series 2425, Class OB, 6.000%, 03/15/17	296
500	Series 2455, Class GK, 6.500%, 05/15/32	524
199	Series 2457, Class PE, 6.500%, 06/15/32	207
503	Series 2473, Class JZ, 6.500%, 07/15/32	527
76	Series 2503, Class TG, 5.500%, 09/15/17	79
82	Series 2508, Class AQ, 5.500%, 10/15/17	85
692	Series 2515, Class DE, 4.000%, 03/15/32	690
200	Series 2522, Class AH, 5.250%, 02/15/32	201
500	Series 2527, Class BP, 5.000%, 11/15/17	509
270	Series 2531, Class HN, 5.000%, 12/15/17	275
200	Series 2538, Class CB, 5.000%, 12/15/17	203
119	Series 2557, Class WJ, 5.000%, 07/15/14	120
250	Series 2594, Class OL, 5.000%, 04/15/18	254
129	Series 2595, Class HO, 4.500%, 03/15/23	127
345	Series 2614, Class TD, 3.500%, 05/15/16	345
431	Series 2617, Class TJ, 4.500%, 08/15/16	439
350	Series 2627, Class KM, 4.500%, 06/15/18	350
243	Series 2628, Class AD, 4.000%, 06/15/18	236
1,024	Series 2636, Class Z, 4.500%, 06/15/18	1,032
638	Series 2651, Class VZ, 4.500%, 07/15/18	641
180	Series 2657, Class ME, 5.000%, 10/15/22	181
400	Series 2663, Class VQ, 5.000%, 06/15/22	411
575	Series 2695, Class DE, 4.000%, 01/15/17	575
500	Series 2699, Class TC, 4.000%, 11/15/18	480
500	Series 2701, Class OD, 5.000%, 09/15/18	507
400	Series 2715, Class NG, 4.500%, 12/15/18	403
250	Series 2717, Class GR, 4.500%, 01/15/27	251
500	Series 2733, Class PC, 4.500%, 06/15/28	510
500	Series 2744, Class TU, 5.500%, 05/15/32	509
345	Series 2748, Class LE, 4.500%, 12/15/17	354
48	Series 2751, Class AI, IO, 5.000%, 04/15/22	—	(h)
358	Series 2756, Class NA, 5.000%, 02/15/24	360
500	Series 2763, Class PD, 4.500%, 12/15/17	512
150	Series 2764, Class OE, 4.500%, 03/15/19	150
400	Series 2764, Class UC, 5.000%, 05/15/27	407
284	Series 2767, Class AH, 4.000%, 03/15/19	272
230	Series 2773, Class CD, 4.500%, 04/15/24	225
258	Series 2775, Class WA, 4.500%, 04/15/19	254
89	Series 2778, Class TD, 4.250%, 06/15/33	90
883	Series 2779, Class SM, IF, IO, 5.955%, 10/15/18	72
189	Series 2780, Class JA, 4.500%, 04/15/19	188
214	Series 2780, Class JG, 4.500%, 04/15/19	212
500	Series 2780, Class MD, 5.000%, 09/15/31	503
325	Series 2780, Class TH, 5.000%, 09/15/29	332
119	Series 2781, Class PI, IO, 5.000%, 10/15/23	1
179	Series 2783, Class AT, 4.000%, 04/15/19	172
795	Series 2783, Class PD, 5.000%, 01/15/33	807
300	Series 2809, Class UB, 4.000%, 09/15/17	299
100	Series 2809, Class UC, 4.000%, 06/15/19	96
470	Series 2828, Class JK, 4.500%, 07/15/19	464
1,000	Series 2835, Class HB, 5.500%, 08/15/24	1,024
1,900	Series 2861, Class GS, IF, IO, 6.005%, 01/15/21	62
400	Series 2877, Class AD, 4.000%, 10/15/19	383

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
150	Series 2899, Class KB, 4.500%, 03/15/19	150
139	Series 2922, Class GA, 5.500%, 05/15/34	144
228	Series 2931, Class AM, 4.500%, 07/15/19	233
520	Series 2931, Class DC, 4.000%, 06/15/18	517
156	Series 2949, Class PA, 5.500%, 03/15/34	162
84	Series 2958, Class KB, 5.500%, 04/15/35	84
225	Series 2966, Class NC, 5.000%, 04/15/31	231
385	Series 2984, Class NC, 5.500%, 09/15/31	396
125	Series 3000, Class PB, 3.900%, 01/15/23	122
168	Series 3007, Class LB, 4.500%, 04/15/25	169
500	Series 3028, Class ME, 5.000%, 02/15/34	504
290	Series 3031, Class AG, 5.000%, 02/15/34	292
100	Series 3064, Class OG, 5.500%, 06/15/34	103
330	Series 3098, Class PE, 5.000%, 06/15/34	333
665	Series 3101, Class PD, 5.500%, 05/15/34	683
395	Series 3106, Class PD, 5.500%, 06/15/34	405
350	Series 3151, Class UC, 5.500%, 08/15/35	362
350	Series 3334, Class MB, 5.000%, 09/15/29	358
300	Series 3334, Class MC, 5.000%, 04/15/33	305
224	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-54, Class 2A, 6.500%, 02/25/43	228
634	Federal Home Loan Mortgage Corp.- Government National Mortgage Association, Series 31, Class Z, 8.000%, 04/25/24	699
	Federal National Mortgage Association REMICS,
19	Series 1990-7, Class B, 8.500%, 01/25/20	20
10	Series 1990-35, Class E, 9.500%, 04/25/20	11
22	Series 1990-76, Class G, 7.000%, 07/25/20	23
67	Series 1990-106, Class J, 8.500%, 09/25/20	73
12	Series 1991-73, Class A, 8.000%, 07/25/21	13
196	Series 1992-112, Class GB, 7.000%, 07/25/22	209
77	Series 1992-195, Class C, 7.500%, 10/25/22	83
457	Series 1997-42, Class PG, 7.000%, 07/18/12	476
292	Series 1998-37, Class VZ, 6.000%, 06/17/28	304
133	Series 1998-66, Class B, 6.500%, 12/25/28	140
615	Series 2002-18, Class PC, 5.500%, 04/25/17	632
472	Series 2002-19, Class PE, 6.000%, 04/25/17	493
500	Series 2002-24, Class AJ, 6.000%, 04/25/17	526
430	Series 2002-55, Class PG, 5.500%, 09/25/32	440
101	Series 2002-63, Class KC, 5.000%, 10/25/17	103
400	Series 2002-63, Class LB, 5.500%, 10/25/17	414
1,000	Series 2003-24, Class BC, 5.000%, 04/25/18	1,008
234	Series 2003-33, Class AC, 4.250%, 03/25/33	236
397	Series 2003-35, Class DF, VAR, 0.871%, 02/25/33	393
500	Series 2003-39, Class PG, 5.500%, 05/25/23	514
650	Series 2003-47, Class PE, 5.750%, 06/25/33	671
218	Series 2003-53, Class JL, 5.000%, 12/25/31	221
410	Series 2003-55, Class CD, 5.000%, 06/25/23	409
187	Series 2003-58, Class AD, 3.250%, 07/25/33	180
159	Series 2003-63, Class PE, 3.500%, 07/25/33	153
233	Series 2003-67, Class VQ, 7.000%, 01/25/19	240
396	Series 2003-81, Class CB, 4.750%, 09/25/18	394
500	Series 2003-81, Class LC, 4.500%, 09/25/18	503
194	Series 2003-81, Class YC, 5.000%, 09/25/33	191
550	Series 2003-83, Class PG, 5.000%, 06/25/23	551
300	Series 2003-86, Class PX, 4.500%, 02/25/17	307
422	Series 2003-110, Class WA, 4.000%, 08/25/33	422
500	Series 2003-122, Class TE, 5.000%, 12/25/22	502
635	Series 2004-32, Class AY, 4.000%, 05/25/19	607
500	Series 2004-36, Class PC, 5.500%, 02/25/34	516
135	Series 2004-53, Class NC, 5.500%, 07/25/24	140
545	Series 2004-87, Class JI, IO, 5.000%, 11/25/30	37
400	Series 2005-13, Class PC, 5.000%, 03/25/31	409
300	Series 2005-18, Class EG, 5.000%, 03/25/25	299
123	Series 2005-23, Class TG, 5.000%, 04/25/35	126
180	Series 2005-34, Class PC, 5.500%, 06/25/32	184
188	Series 2005-38, Class TB, 6.000%, 11/25/34	190
350	Series 2005-59, Class PC, 5.500%, 03/25/31	359
538	Series 2005-65, Class TD, 5.000%, 08/25/35	525
500	Series 2005-67, Class HG, 5.500%, 01/25/35	514
283	Series 2005-68, Class BC, 5.250%, 06/25/35	279
400	Series 2005-118, Class PN, 6.000%, 01/25/32	410
574	Series 2006-43, Class LB, 5.500%, 04/25/35	589
309	Series 2006-49, Class PA, 6.000%, 06/25/36	318
500	Series 2007-47, Class PC, 5.000%, 07/25/33	508
500	Series 2007-79, Class PC, 5.000%, 01/25/32	503
126	Series G92-35, Class E, 7.500%, 07/25/22	136
	Government National Mortgage Association,
152	Series 2004-44, Class PK, IO, 5.500%, 10/20/27	1
777	Series 2008-43, Class NA, 5.500%, 11/20/37	805
		48,393
	Non-Agency CMO — 0.9%
51	Adjustable Rate Mortgage Trust, Series 2005-6A, Class 2A1, VAR, 0.781%, 11/25/35 (m)	24
154	Cendant Mortgage Corp., Series 2003-8, Class 1A8, 5.250%, 10/25/33	128
198	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 2A2, 5.000%, 08/25/19	179

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN U.S. EQUITY FUNDS   17

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
84	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-10, Class 1A10, 5.850%, 05/25/36 (i) (m)	71
220	CS First Boston Mortgage Securities Corp., Series 2004-5, Class 1A8, 6.000%, 09/25/34 (m)	219
433	First Horizon Alternative Mortgage Securities, Series 2006-FA4, Class 1A1, 6.000%, 08/25/36	261
62	First Horizon Asset Securities, Inc., Series 2004-AR7, Class 2A1, VAR, 4.911%, 02/25/35	50
	MASTR Asset Securitization Trust,
50	Series 2003-4, Class 2A2, 5.000%, 05/25/18	49
73	Series 2003-11, Class 3A1, 4.500%, 12/25/18	71
169	Medallion Trust, (Australia), Series 2005-2G, Class A, VAR, 2.190%, 08/22/36	160
	RESI Finance LP, (Cayman Islands),
730	Series 2003-C, Class B3, VAR, 3.225%, 09/10/35 (e)	305
183	Series 2003-C, Class B4, VAR, 3.425%, 09/10/35 (e) (i)	68
334	Series 2005-A, Class B3, VAR, 2.405%, 03/10/37 (e)	72
113	Series 2005-A, Class B4, VAR, 2.505%, 03/10/37 (e)	19
234	Series 2005-D, Class B4, VAR, 1.900%, 12/15/37 (e)	21
175	Residential Accredit Loans, Inc., Series 2004-QS8, Class A12, 5.000%, 06/25/34	174
180	SACO I, Inc. (Bear Stearns), Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e) (i)	167
213	WaMu Mortgage Pass-Through Certificates, Series 2005-AR15, Class A1A1, VAR, 0.730%, 11/25/45	105
	Wells Fargo Mortgage Backed Securities Trust,
170	Series 2004-7, Class 2A2, 5.000%, 07/25/19	166
126	Series 2004-EE, Class 3A1, VAR, 4.388%, 12/25/34	98
350	Series 2004-S, Class A5, VAR, 3.741%, 09/25/34	343
		2,750
	Total Collateralized Mortgage Obligations (Cost $50,448)	51,143
	Commercial Mortgage-Backed Securities — 0.5%
400	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class ASB, VAR, 5.180%, 09/10/47	315
1,250	Morgan Stanley Capital I, Series 2006-IQ11, Class A2, VAR, 5.693%, 10/15/42	1,072
150	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 6.086%, 08/15/39	129
	Total Commercial Mortgage-Backed Securities (Cost $1,810)	1,516
	Corporate Bonds — 6.2%
	Aerospace & Defense — 0.0% (g)
45	L-3 Communications Corp., 5.875%, 01/15/15	40
	Airlines — 0.0% (g)
130	Continental Airlines, Inc., 7.056%, 09/15/09	125
	Auto Components — 0.0% (g)
15	Goodyear Tire & Rubber Co. (The), 9.000%, 07/01/15	12
45	Tenneco, Inc., 8.125%, 11/15/15	21
15	TRW Automotive, Inc., 7.250%, 03/15/17 (e)	7
		40
	Automobiles — 0.1%
200	Daimler Finance North America LLC, 7.200%, 09/01/09	194
	Beverages — 0.0% (g)
75	Constellation Brands, Inc., 7.250%,09/01/16 (m)	71
	Capital Markets — 0.7%
150	Bear Stearns Cos., LLC (The), 5.700%, 11/15/14 (y)	146
500	Credit Suisse USA, Inc., 6.500%, 01/15/12	511
	Goldman Sachs Group, Inc. (The),
375	4.750%, 07/15/13	337
250	VAR, 1.590%, 06/23/09 (m)	244
55	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., PIK, 8.875%, 04/01/15	19
205	Lehman Brothers Holdings Capital Trust VII, 5.857%, 05/31/12 (d) (i) (x)	—	(h)
450	Lehman Brothers Holdings, Inc., 6.625%, 01/18/12 (d)	43
	Merrill Lynch & Co., Inc.,
107	4.125%, 01/15/09	107
43	6.000%, 02/17/09	43
100	6.875%, 04/25/18	104
	Morgan Stanley,
500	5.750%, 10/18/16	420
115	6.625%, 04/01/18	101
		2,075

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Chemicals — 0.1%
250	Dow Capital BV, (Netherlands), 8.500%, 06/08/10	260
70	Huntsman LLC, 11.500%, 07/15/12	56
	Nalco Co.,
40	7.750%, 11/15/11	38
20	8.875%, 11/15/13	17
80	PolyOne Corp., 8.875%, 05/01/12	41
		412
	Commercial Banks — 1.0%
250	Barclays Bank plc, (United Kingdom), VAR, 7.434%, 12/15/17 (e) (m) (x)	126
150	Branch Banking & Trust Co., 4.875%, 01/15/13	141
380	Depfa ACS Bank, (Ireland), 5.125%, 03/16/37 (e)	275
440	FleetBoston Financial Corp., 7.375%, 12/01/09	449
175	Glitnir Banki HF, (Iceland), Zero Coupon, 10/15/08 (d) (i)	3
50	Industrial Bank Of Korea, (South Korea), VAR, 4.000%, 05/19/14 (e)	46
100	Keycorp, 4.700%, 05/21/09	99
340	Marshall & Ilsley Corp., 4.375%, 08/01/09	334
250	National City Corp., 4.900%, 01/15/15	208
100	Royal Bank of Canada, (Canada), 3.875%, 05/04/09	101
365	Shinsei Finance II, (Cayman Islands), VAR, 7.160%, 07/25/16 (e) (i) (x)	76
200	Standard Chartered plc, (United Kingdom), VAR, 6.409%, 01/30/17 (e) (x)	74
300	SunTrust Bank, 5.000%, 09/01/15	278
50	UnionBanCal Corp., 5.250%, 12/16/13	43
	Wachovia Corp.,
200	3.625%, 02/17/09	199
250	5.500%, 05/01/13	247
300	Wells Fargo & Co., 6.375%, 08/01/11	306
245	Woori Bank, (South Korea), VAR, 5.750%, 03/13/14 (e) (i)	243
		3,248
	Commercial Services & Supplies — 0.1%
80	ACCO Brands Corp., 7.625%, 08/15/15 (m)	42
	Allied Waste North America, Inc.,
15	7.250%, 03/15/15 (m)	14
10	7.375%, 04/15/14 (m)	9
70	Iron Mountain, Inc., 6.625%, 01/01/16	57
150	Pitney Bowes, Inc., 3.875%, 06/15/13	142
		264
	Computers & Peripherals — 0.0% (g)
100	International Business Machines Corp., 4.375%, 06/01/09	100
	Consumer Finance — 0.3%
	American General Finance Corp.,
240	4.000%, 03/15/11	116
130	4.625%, 05/15/09	112
45	Ford Motor Credit Co. LLC, 7.800%, 06/01/12	32
44	GMAC LLC, 6.875%, 08/28/12	34
600	HSBC Finance Corp., 8.000%, 07/15/10	610
100	International Lease Finance Corp., 5.000%, 04/15/10	81
		985
	Containers & Packaging — 0.0% (g)
20	Owens Brockway Glass Container, Inc., 8.250%, 05/15/13	20
40	Smurfit-Stone Container Enterprises, Inc., 8.375%, 07/01/12	6
		26
	Diversified Consumer Services — 0.0% (g)
75	Service Corp. International, 7.375%, 10/01/14	64
25	Stewart Enterprises, Inc., 6.250%, 02/15/13	19
		83
	Diversified Financial Services — 0.7%
80	Allstate Life Global Funding Trusts, 5.375%, 04/30/13 (m)	79
200	Bank of America Corp., 7.800%, 02/15/10	205
644	Citigroup, Inc., 5.000%, 09/15/14	566
300	Conoco Funding Co., (Canada), 6.350%, 10/15/11	316
	General Electric Capital Corp.,
100	3.125%, 04/01/09	100
550	5.875%, 02/15/12	565
100	Goldman Sachs Capital II, VAR, 5.793%, 12/31/49 (i) (x)	38
400	Textron Financial Corp., 4.600%, 05/03/10	347
		2,216

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN U.S. EQUITY FUNDS   19

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Telecommunication Services — 0.6%
250	AT&T, Inc., 5.875%, 02/01/12	255
250	BellSouth Corp., 6.000%, 10/15/11	255
180	British Telecommunications plc, (United Kingdom), 8.625%, 12/15/10	185
140	Deutsche Telekom International Finance BV, (Netherlands), 8.500%, 06/15/10	144
60	France Telecom S.A., (France), 7.750%, 03/01/11	63
75	Nordic Telephone Co. Holdings ApS, (Denmark), 8.875%, 05/01/16 (e)	53
600	Nynex Capital Funding Co., SUB, 8.230%, 10/15/09	600
13	Qwest Communications International, Inc., VAR, 5.649%, 02/15/09	13
40	Qwest Corp., 8.875%, 03/15/12	37
175	Sprint Capital Corp., 7.625%, 01/30/11	146
		1,751
	Electric Utilities — 0.4%
100	Carolina Power & Light Co., 5.125%, 09/15/13	100
90	CenterPoint Energy Houston Electric LLC, 5.750%, 01/15/14	85
55	Consolidated Edison Co. of New York, Inc., 4.700%, 06/15/09	55
500	Duke Energy Carolinas LLC, 6.250%, 01/15/12	518
150	Exelon Corp., 6.750%, 05/01/11	147
50	Nevada Power Co., 6.500%, 08/01/18	48
235	PSEG Power LLC, 7.750%, 04/15/11	235
55	Spectra Energy Capital LLC, 7.500%, 09/15/38	47
		1,235
	Electrical Equipment — 0.0% (g)
10	Baldor Electric Co., 8.625%, 02/15/17 (m)	7
	Electronic Equipment, Instruments & Components — 0.0% (g)
75	NXP BV / NXP Funding LLC, (Netherlands), 9.500%, 10/15/15	14
	Energy Equipment & Services — 0.0% (g)
75	Transocean, Inc., (Switzerland), 6.800%, 03/15/38	67
	Food & Staples Retailing — 0.2%
250	Kroger Co. (The), 8.050%, 02/01/10	254
15	Safeway, Inc., 6.350%, 08/15/17	15
200	Wal-Mart Stores, Inc., 4.125%, 02/15/11	205
		474
	Food Products — 0.1%
30	Del Monte Corp., 6.750%, 02/15/15	26
100	General Mills, Inc., 6.000%, 02/15/12	104
		130
	Gas Utilities — 0.1%
140	NGPL PipeCo LLC, 7.119%, 12/15/17 (e)	126
60	Sonat, Inc., 7.625%, 07/15/11	55
		181
	Health Care Equipment & Supplies — 0.0% (g)
60	Biomet, Inc., PIK, 10.375%, 10/15/17 (m)	47
40	Cooper Cos., Inc. (The), 7.125%, 02/15/15 (m)	34
		81
	Health Care Providers & Services — 0.0% (g)
40	Community Health Systems, Inc., 8.875%, 07/15/15 (m)	37
85	HCA, Inc., PIK, 9.625%, 11/15/16	66
		103
	Hotels, Restaurants & Leisure — 0.0% (g)
	MGM Mirage,
40	5.875%, 02/27/14	26
20	6.750%, 04/01/13	13
20	7.500%, 06/01/16	13
45	Vail Resorts, Inc., 6.750%, 02/15/14	33
		85
	Household Durables — 0.0% (g)
11	Beazer Homes USA, Inc., 6.875%, 07/15/15 (m)	4
60	Jarden Corp., 7.500%, 05/01/17	41
60	Sealy Mattress Co., 8.250%, 06/15/14	35
		80
	Household Products — 0.0% (g)
	Visant Holding Corp.,
30	8.750%, 12/01/13	22
15	SUB, 10.250%, 12/01/13	11
		33
	Independent Power Producers & Energy Traders — 0.0% (g)
42	NRG Energy, Inc., 7.375%, 02/01/16	39
	Insurance — 0.5%
100	ACE INA Holdings, Inc., 5.875%, 06/15/14	93
350	Allstate Corp. (The), 6.125%, 02/15/12	343
200	American International Group, Inc., 8.250%, 08/15/18 (e) (m)	146

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — Continued
100	Berkshire Hathaway Finance Corp., 5.400%, 05/15/18 (e)	103
240	Metropolitan Life Global Funding I, 5.125%, 04/10/13 (e)	224
50	Nationwide Financial Services, 6.750%, 05/15/37	22
	Principal Life Income Funding Trusts,
150	3.200%, 04/01/09	150
160	5.300%, 04/24/13	150
	Protective Life Secured Trusts,
60	4.000%, 10/07/09	58
150	4.000%, 04/01/11	135
240	Stingray Pass-Through Trust, 5.902%, 01/12/15 (e)	29
		1,453
	Internet & Catalog Retail — 0.0% (g)
95	Visant Corp., 7.625%, 10/01/12	78
	IT Services — 0.0% (g)
75	Electronic Data Systems Corp., 6.000%, 08/01/13	78
	Leisure Equipment & Products — 0.0% (g)
20	Steinway Musical Instruments, Inc., 7.000%, 03/01/14 (e)	14
	Machinery — 0.0% (g)
85	Terex Corp., 8.000%, 11/15/17	72
	Media — 0.4%
35	Charter Communications Operating LLC/Charter Communications Operating Capital, 8.000%, 04/30/12 (e) (m)	29
100	Comcast Cable Communications Holdings, Inc., 8.375%, 03/15/13	103
100	COX Communications, Inc., 7.750%, 11/01/10	98
90	Dex Media West LLC/Dex Media West Finance Co., 9.875%, 08/15/13	21
75	DIRECTV Holdings LLC/DirecTV Financing Co., 6.375%, 06/15/15	69
100	Echostar DBS Corp., 7.125%, 02/01/16	84
250	Historic TW, Inc., 9.125%, 01/15/13	248
250	News America, Inc., 6.750%, 01/09/38	247
65	Quebecor Media, Inc., (Canada), 7.750%, 03/15/16	44
115	TCI Communications, Inc., 7.875%, 02/15/26	119
100	Thomson Reuters Corp., (Canada), 4.250%, 08/15/09	99
70	Time Warner Cable, Inc., 6.550%, 05/01/37	67
50	Time Warner Entertainment Co. LP, 8.375%, 07/15/33	51
20	Videotron Ltee, (Canada), 6.875%, 01/15/14	18
		1,297
	Metals & Mining — 0.0% (g)
65	Arch Western Finance LLC, 6.750%, 07/01/13 (m)	57

	Multiline Retail — 0.0% (g)
65	Neiman-Marcus Group, Inc. (The), PIK, 9.000%, 10/15/15	29
	Multi-Utilities — 0.2%
210	Dominion Resources, Inc., 6.250%, 06/30/12	211
400	DTE Energy Co., 6.650%, 04/15/09	398
30	Mirant North America LLC, 7.375%, 12/31/13	29
70	Veolia Environnement, (France), 6.000%, 06/01/18	62
		700
	Oil, Gas & Consumable Fuels — 0.1%
175	BP Capital Markets plc, (United Kingdom), 5.250%, 11/07/13	183
	Chesapeake Energy Corp.,
50	6.500%, 08/15/17 (m)	38
25	7.000%, 08/15/14 (m)	21
105	Enterprise Products Operating LLC, 6.300%, 09/15/17	89
75	Nexen, Inc., (Canada), 6.400%, 05/15/37	59
85	Valero Energy Corp., 6.625%, 06/15/37	62
		452
	Paper & Forest Products — 0.0% (g)
	Georgia-Pacific LLC,
30	7.000%, 01/15/15 (e)	26
20	7.700%, 06/15/15	15
		41
	Pharmaceuticals — 0.0% (g)
60	GlaxoSmithKline Capital, Inc., 6.375%, 05/15/38	68
	Real Estate Investment Trusts (REITs) — 0.0% (g)
	Host Hotels & Resorts LP,
10	6.375%, 03/15/15	7
45	7.125%, 11/01/13	36
60	HRPT Properties Trust, 6.650%, 01/15/18	31
		74
	Road & Rail — 0.3%
200	Burlington Northern Santa Fe Corp., 6.125%, 03/15/09	201

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN U.S. EQUITY FUNDS   21

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Road & Rail — Continued
5	Hertz Corp. (The), 8.875%, 01/01/14	3
350	Norfolk Southern Corp., 7.050%, 05/01/37	366
250	Union Pacific Corp., 6.650%, 01/15/11	249
		819
	Semiconductors & Semiconductor Equipment — 0.0% (g)
25	Freescale Semiconductor, Inc., PIK, 9.125%, 12/15/14	6
50	Sensata Technologies BV, (Netherlands), 8.000%, 05/01/14	22
		28
	Software — 0.1%
75	Oracle Corp., 5.750%, 04/15/18	78
100	Oracle Corp. and Ozark Holding, Inc., 5.250%, 01/15/16	102
		180
	Specialty Retail — 0.0% (g)
20	Sally Holdings LLC/Sally Capital, Inc., 9.250%, 11/15/14	17
	Textiles, Apparel & Luxury Goods — 0.0% (g)
65	Hanesbrands, Inc., VAR, 5.697%, 12/15/14	46
	Thrifts & Mortgage Finance — 0.1%
20	Countrywide Financial Corp., VAR, 1.686%, 03/24/09 (m)	20
300	Countrywide Home Loans, Inc., 4.000%, 03/22/11	285
		305
	Wireless Telecommunication Services — 0.1%
30	Cricket Communications, Inc., 9.375%, 11/01/14 (m)	27
150	New Cingular Wireless Services, Inc., 7.875%, 03/01/11	155
150	Rogers Communications, Inc., (Canada), 6.800%, 08/15/18	152
		334
	Total Corporate Bonds (Cost $23,550)	20,301
	Foreign Government Securities — 0.1%
216	IIRSA Norte Finance Ltd., (Peru), 8.750%, 05/30/24	161
60	United Mexican States, (Mexico), 6.375%, 01/16/13	62
	Total Foreign Government Securities (Cost $303)	223

SHARES	SECURITY DESCRIPTION	VALUE ($)
	Investment Company — 0.1%
6	iShares Dow Jones US Real Estate Index Fund (Cost $182)	207

PRINCIPAL AMOUNT($)
		Mortgage Pass-Through Securities — 3.3%
708		Federal Home Loan Mortgage Corp., ARM, 5.847%, 11/01/36	724
		Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
622		4.000%, 05/01/14 – 08/01/18	635
83		6.000%, 04/01/14	86
49		6.500%, 03/01/13 – 06/01/13	51
31		7.000%, 01/01/12 – 06/01/13	32
13		8.000%, 10/01/10	13
		Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
343		6.500%, 11/01/22 – 03/01/26	359
		Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
11		6.500%, 02/01/26	11
12		7.000%, 02/01/26	12
30		7.500%, 05/01/26 – 08/01/27	32
23		8.000%, 04/01/25 – 05/01/25	24
17		8.500%, 07/01/26	19
		Federal Home Loan Mortgage Corp. Gold Pools, Other,
80		7.000%, 12/01/14 – 03/01/16	85
		Federal Home Loan Mortgage Corp., 30 Year, Single Family,
—	(h)	9.000%, 08/01/09	—	(h)
1,175		TBA, 5.000%, 01/15/38	1,201
330		TBA, 5.500%, 01/15/38	338
		Federal National Mortgage Association, 15 Year, Single Family
828		4.500%, 07/01/18 – 04/01/23	849
116		5.000%, 10/01/19	119
81		6.000%, 01/01/14	84
109		6.5000%, 05/01/11 – 04/01/13	113
54		7.000%, 06/01/13	56
2		7.500%, 08/01/09	2
170		TBA, 4.500%, 01/25/23	174
52		TBA, 5.500%, 01/25/23	54
270		TBA, 6.000%, 01/25/23	280
		Federal National Mortgage Association, 30 Year, Single Family
717		5.500%, 07/01/33 – 12/01/33	737

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
309	6.000%, 05/01/33 – 08/01/33	320
5	6.500%, 02/01/26	5
67	7.000%, 03/01/26 – 05/01/26	71
44	7.500%, 05/01/26 – 11/01/26	47
97	8.000%, 11/01/22 – 06/01/24	103
50	8.500%, 11/01/18	53
34	9.000%, 08/01/24	37
50	TBA, 4.500%, 01/25/38	51
650	TBA, 5.000%, 01/25/38	664
600	TBA, 5.500%, 01/25/38	615
1,175	TBA, 6.000%, 01/25/38	1,209
22	Government National Mortgage Association II, 15 Year, Single Family, 5.500%, 04/20/11	22
	Government National Mortgage Association II, 30 Year, Single Family,
21	8.000%, 07/20/28	22
73	8.500%, 09/20/25	78
	Government National Mortgage Association, 15 Year, Single Family,
145	6.500%, 05/15/09 – 09/15/13	152
	Government National Mortgage Association, 30 Year, Single Family
161	6.500%, 01/15/24 – 03/15/28	169
193	7.000%, 04/15/24 – 05/15/26	205
31	7.500%, 06/15/25 – 05/15/26	33
44	8.000%, 04/15/24 – 05/15/26	48
128	8.500%, 06/15/22 – 12/15/22	137
5	10.000%, 07/15/18	6
1	13.500%, 05/15/11	2
109	TBA, 5.500%, 01/15/38	112
530	TBA, 6.500%, 01/15/38	551
	Total Mortgage Pass-Through Securities (Cost $10,521)	10,802
	U.S. Government Agency Securities — 0.9%
	Federal Home Loan Mortgage Corp.,
1,010	4.500%, 01/15/14	1,114
210	5.750%, 06/27/16	225
1,350	Federal National Mortgage Association, 5.375%, 11/15/11	1,492
	Total U.S. Government Agency Securities (Cost $2,646)	2,831
	U.S. Treasury Obligations — 10.0%
	U.S. Treasury Bonds,
5	4.375%, 02/15/38 (m)	7
4,150	7.875%, 02/15/21	6,168
2,600	8.125%, 08/15/19	3,843
750	8.500%, 02/15/20	1,142
	U.S. Treasury Bonds Coupon STRIPS,
1,500	02/15/12	1,443
2,100	11/15/14	1,849
5,405	02/15/15	4,636
1,150	08/15/15	968
3,000	08/15/16	2,425
	U.S. Treasury Inflation Indexed Notes,
1,000	2.000%, 01/15/16	1,045
1,000	2.375%, 04/15/11	1,066
200	3.875%, 01/15/09	263
	U.S. Treasury Notes,
100	2.750%, 10/31/13 (m)	106
45	3.125%, 11/30/09 (k)	46
5,570	3.250%, 01/15/09 (k) (m)	5,577
100	4.000%, 08/15/18 (m)	115
95	4.250%, 09/30/12	106
255	4.250%, 11/15/14	295
20	4.875%, 06/30/09 (k)	21
1,000	4.875%, 08/15/16	1,195
	Total U.S. Treasury Obligations (Cost $29,378)	32,316
	Total Long-Term Investments (Cost $342,600)	314,667
SHARES
Short-Term Investments — 3.1%
	Investment Companies — 3.1%
1,706	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares (b)	1,706
8,270	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m)	8,270
	Total Short-Term Investments (Cost $9,976)	9,976
	Total Investments — 100.3% (Cost $352,576)	324,643
	Liabilities in Excess of Other Assets — (0.3)%	(822)
	NET ASSETS — 100.0%	$323,821

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN U.S. EQUITY FUNDS   23

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)(continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
36	CAC 40 Index	01/16/09	$1,612	$15
63	Euro Bobl	03/06/09	10,177	199
8	10 Year Japanese Government Bond	03/11/09	12,366	71
7	TOPIX	03/12/09	666	39
1	5 Year Swap	03/16/09	118	2
148	E-mini Russell 2000	03/20/09	7,307	420
133	E-mini S&P 500 Index	03/20/09	5,986	74
15	10 Year U.S. Treasury Note	03/20/09	1,886	126
5	30 Year U.S. Treasury Bond	03/20/09	690	70
6	FTSE 100 Index	03/20/09	379	12
5	30 Day Federal Funds	03/30/09	2,079	21
1	2 Year U.S. Treasury Note	03/31/09	218	3
188	5 Year U.S. Treasury Note	03/31/09	22,382	608
3	30 Day Federal Funds	06/30/09	1,246	10
1	Eurodollar	03/15/10	246	3
1	Eurodollar	06/14/10	246	3
10	Eurodollar	09/13/10	2,452	16
1	Eurodollar	12/13/10	245	1

	Short Futures Outstanding
(17)	Hang Seng Index	01/29/09	(1,580)	8
(32)	Euro Bund	03/06/09	(5,553)	(145)
(2)	10 Year Swap	03/16/09	(259)	(8)
(1)	Eurodollar	03/16/09	(247)	(1)
(45)	Dow Jones Euro STOXX 50 Index	03/20/09	(1,533)	(14)
(211)	5 Year U.S. Treasury Note	03/31/09	(25,121)	(672)
(3)	Eurodollar	06/15/09	(742)	(14)
(3)	Eurodollar	09/14/09	(741)	(7)
(3)	Eurodollar	12/14/09	(739)	(13)
				$827

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 12/31/08		NET UNREALIZED APPRECIATION (DEPRECIATION)
148,059	EUR
1,330,730	for NOK	02/27/09	$189	#	$205	#	$16
24,899,744	JPY
396,660	for AUD	02/27/09	275	#	275	#	—	(h)
3,267,145	AUD	02/27/09	2,054		2,266		212
411,552	CHF	02/27/09	340		387		47
382,659	EUR	02/27/09	482		531		49
637,009	GBP	02/27/09	955		915		(40)
679,771	HKD	02/27/09	88		88		—	(h)
103,740,172	JPY	02/27/09	1,119		1,146		27
2,909,170	NOK	02/27/09	409		414		5
770,775	SEK	02/27/09	94		97		3
778,114	SGD	02/27/09	514		539		25
			$6,519		$6,863		$344

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 12/31/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
187,013	CHF	02/27/09	$155	$176	$(21)
3,252,180	EUR	02/27/09	4,130	4,512	(382)
102,857	GBP	02/27/09	154	148	6
2,379,965	HKD	02/27/09	307	307	—	(h)
19,000,000	JPY	02/27/09	201	210	(9)
155,759	SGD	02/27/09	103	108	(5)
			$5,050	$5,461	$(411)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 12/31/08 of the currency being sold, and the value at 12/31/08 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN U.S. EQUITY FUNDS   25

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in U.S. dollars)
(Amounts in thousands, except notional amount)

Credit Default Swaps — Buy Protection [1]
Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 12/31/08 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Barclays Bank plc:
Republic of Kazakhstan, 11.125%, 05/11/07	10.920% semi-annually	11/20/13	6.746%	$80,000	$(14)	$—
Credit Suisse International:
Russian Federation, 7.500%, 03/31/30	0.300% semi-annually	03/20/09	11.004	95,000	2	—
Union Bank of Switzerland AG:
Russian Federation, 7.500%, 03/31/30	0.310% semi-annually	02/20/09	10.989	910,000	13	—
					$1	$—

Credit Indices:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 12/31/08 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Barclays Bank plc:
CDX.EM.10	3.350% semi-annually	12/20/13	7.572%	$30,000	$4	$(6)
CDX.EM.10	3.350% semi-annually	12/20/13	7.572	790,000	119	(133)
Citibank, N.A.:
CDX.EM.10	3.350% semi-annually	12/20/13	7.572	40,000	6	(8)
CDX.EM.10	3.350% semi-annually	12/20/13	7.572	80,000	12	(14)
Goldman Sachs Capital Management:
CDX.NA.IG.9	0.600% quarterly	12/20/12	2.197	2,500,000	140	(137)
					$281	$(298)

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

Credit Default Swaps — Sell Protection [2]
Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 12/31/08 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Credit Suisse International:
Russia AG Bank, 7.175%, 05/16/13	0.720% semi-annually	03/20/09	11.635%	$95,000	$(2)	$—
Deutsche Bank AG, New York:
Republic of Kazakhstan, 11.125%, 05/11/07*	0.610% semi-annually	03/20/12	7.182	50,000	(9)	—
Republic of Kazakhstan, 11.125%, 05/11/07*	0.550% semi-annually	03/20/12	7.182	110,000	(20)	—
Union Bank of Switzerland AG:
Russia AG Bank, 7.175%, 05/16/13	0.760% semi-annually	02/20/09	11.038	910,000	(10)	—
					$(41)	$—

[1]	The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay an upfront premium to the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[2]	The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swaps contracts.

[3]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the market value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

[4]	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to make and a buyer of credit protection would receive, upon occurrence of a credit event.

[5]	Upfront premiums generally relate to payments made or received at the initiation of the agreement in lieu of all or a portion of future periodic payments.

*	The Fund has purchased credit default swaps with identical underlying reference obligations; net amounts received by the Fund from settlement of purchased protection would offset potential amounts paid at a credit event for protection sold.

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [1]
Citibank, N.A. (††)	FNMA, 2.875%, 10/12/10	$102.25	01/22/09	$808,000	$5	$—
Citibank, N.A. (†)	U.S. Treasury Note, 2.375%, 08/31/10	102.88	01/22/09	840,000	(1)	—
					$4	$—

(†)	Fund pays the excess of the market price over the price lock or receives the excess of the price lock over the market price at termination.

(††)	Fund pays the excess of the price lock over the market price or receives the excess of the market price over the price lock at termination.

[1]	Upfront premiums generally relate to payments made or received at the initiation of the agreement in lieu of all or a portion of future periodic payments.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN U.S. EQUITY FUNDS   27

JPMorgan Diversified Fund

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

AUD—	Australian Dollar

ADR—	American Depositary Receipt

ARM—	Adjustable Rate Mortgage

CHF—	Swiss Franc

CMO—	Collateralized Mortgage Obligation

CVA—	Dutch Certification

EUR—	Euro

GBP—	British Pound

GDR—	Global Depositary Receipt

HKD—	Hong Kong Dollar

IF—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of December 31, 2008. The rate may be subject to a cap and floor.

IO—	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JPY—	Japanese Yen

NOK—	Norwegian Krone

PIK—	Payment-In-Kind

REMICS—	Real Estate Mortgage Investment Conduits

SEK—	Swedish Krona

SGD—	Singapore Dollar

STRIPS—	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB—	Step-Up Bond. The rate shown is the rate in effect as of December 31, 2008.

TBA—	To Be Announced

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2008.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(d)—	Defaulted Security.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for future contracts.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(r)—	Rates shown are per annum and payments are as described.

(x)—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2008.

(y)—	Affiliated issuer. Security was purchased prior to its affiliation with JPMorgan Chase & Co.

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2008        J.P. MORGAN U.S. EQUITY FUNDS   29

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands, except per share amounts)

	Diversified Fund
ASSETS:
Investments in non-affiliates, at value	$314,521
Investments in affiliates, at value	10,122
Total investment securities, at value	324,643
Cash	1,954
Deposits with brokers for futures	310
Foreign currency, at value	43
Receivables:
Investment securities sold	18,120
Fund shares sold	217
Interest and dividends	1,439
Tax reclaims	42
Variation margin on futures contracts	677
Unrealized appreciation on forward foreign currency exchange contracts	390
Outstanding swap contracts, at value	301
Total Assets	348,136

LIABILITIES:
Payables:
Investment securities purchased	23,125
Fund shares redeemed	365
Unrealized depreciation on forward foreign currency exchange contracts	457
Outstanding swap contracts, at value	56
Accrued liabilities:
Investment advisory fees	42
Administration fees	12
Shareholder servicing fees	34
Distribution fees	36
Custodian and accounting fees	—	(b)
Trustees’ and Chief Compliance Officer’s fees	8
Other	180
Total Liabilities	24,315
Net Assets	$323,821

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

Diversified Fund
NET ASSETS:
Paid in capital	$395,029
Accumulated undistributed (distributions in excess of) net investment income	(414)
Accumulated net realized gains (losses)	(43,591)
Net unrealized appreciation (depreciation)	(27,203)
Total Net Assets	$323,821

Net Assets:
Class A	$96,047
Class B	22,072
Class C	2,769
Select Class	47,483
Institutional Class	155,450
Total	$323,821

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	9,485
Class B	2,177
Class C	274
Select Class	4,678
Institutional Class	15,329

Net Asset Value:
Class A — Redemption price per share	$10.13
Class B — Offering price per share (a)	10.14
Class C — Offering price per share (a)	10.12
Select Class — Offering and redemption price per share	10.15
Institutional Class — Offering and redemption price per share	10.14
Class A maximum sales charge	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$10.69

Cost of investments in non-affiliates	$342,444
Cost of investments in affiliates	10,132
Cost of foreign currency	43
Premiums paid on swaps	298

(a)	Redemption price for Class B and Class C shares varies based on the length of time the shares were held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN U.S. EQUITY FUNDS   31

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

Diversified Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$3,852
Interest income from affiliates	4
Dividend income from non-affiliates	2,589
Dividend income from affiliates (a)	194
Foreign taxes withheld	(13)
Total investment income	6,626

EXPENSES:
Investment advisory fees	1,097
Administration fees	209
Distribution fees:
Class A	144
Class B	110
Class C	11
Shareholder servicing fees:
Class A	144
Class B	37
Class C	4
Select Class	80
Institutional Class	94
Custodian and accounting fees	127
Interest expense to affiliates	2
Professional fees	67
Trustees’ and Chief Compliance Officer’s fees	2
Printing and mailing costs	30
Registration and filing fees	16
Transfer agent fees	182
Other	6
Total expenses	2,362
Less amounts waived	(537)
Less earnings credits	(6)
Net expenses	1,819
Net investment income (loss)	4,807

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

Diversified Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(34,679)
Futures	(4,619)
Options written	(609)
Foreign currency transactions	(797)
Securities sold short	(399)
Swaps	(179)
Net realized gain (loss)	(41,282)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(58,528)
Investments in affiliates	2
Futures	2,008
Options written	87
Foreign currency translations	7
Securities sold short	7
Swaps	140
Change in net unrealized appreciation (depreciation)	(56,277)
Net realized/unrealized gains (losses)	(97,559)
Change in net assets resulting from operations	$(92,752)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN U.S. EQUITY FUNDS   33

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Diversified Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,807	$12,085
Net realized gain (loss)	(41,282)	18,481
Change in net unrealized appreciation (depreciation)	(56,277)	(59,613)
Change in net assets resulting from operations	(92,752)	(29,047)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(947)	(3,164)
From net realized gains	(2,626)	(13,458)
Class B
From net investment income	(149)	(772)
From net realized gains	(612)	(4,705)
Class C
From net investment income	(19)	(69)
From net realized gains	(74)	(397)
Select Class
From net investment income	(567)	(2,073)
From net realized gains	(1,318)	(6,707)
Institutional Class
From net investment income	(1,985)	(6,240)
From net realized gains	(4,380)	(20,446)
Total distributions to shareholders	(12,677)	(58,031)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(60,639)	6,965

NET ASSETS:
Change in net assets	(166,068)	(80,113)
Beginning of period	489,889	570,002
End of period	$323,821	$489,889
Accumulated undistributed (distributions in excess of) net investment income	$(414)	$(1,554)

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

	Diversified Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$6,337	$27,100
Dividends and distributions reinvested	3,325	15,705
Cost of shares redeemed	(17,044)	(43,037)
Redemption fees	— (a)	—
Change in net assets from Class A capital transactions	$(7,382)	$(232)
Class B
Proceeds from shares issued	$317	$1,109
Dividends and distributions reinvested	729	5,265
Cost of shares redeemed	(8,889)	(30,386)
Redemption fees	— (a)	—
Change in net assets from Class B capital transactions	$(7,843)	$(24,012)
Class C
Proceeds from shares issued	$470	$919
Dividends and distributions reinvested	81	394
Cost of shares redeemed	(613)	(1,955)
Redemption fees	— (a)	—
Change in net assets from Class C capital transactions	$(62)	$(642)
Select Class
Proceeds from shares issued	$3,500	$22,013
Dividends and distributions reinvested	1,144	7,335
Cost of shares redeemed	(17,347)	(46,296)
Redemption fees	— (a)	—
Change in net assets from Select Class capital transactions	$(12,703)	$(16,948)
Institutional Class
Proceeds from shares issued	$2,644	$44,191
Dividends and distributions reinvested	3,470	17,552
Cost of shares redeemed	(38,763)	(12,944)
Redemption fees	— (a)	—
Change in net assets from Institutional Class capital transactions	$(32,649)	$48,799

Total change in net assets from capital transactions	$(60,639)	$6,965

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN U.S. EQUITY FUNDS   35

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Diversified Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	545	1,856
Reinvested	328	1,112
Redeemed	(1,533)	(2,997)
Change in Class A Shares	(660)	(29)
Class B
Issued	29	75
Reinvested	72	373
Redeemed	(764)	(2,070)
Change in Class B Shares	(663)	(1,622)
Class C
Issued	44	63
Reinvested	8	28
Redeemed	(53)	(136)
Change in Class C Shares	(1)	(45)
Select Class
Issued	300	1,539
Reinvested	111	518
Redeemed	(1,586)	(3,075)
Change in Select Class Shares	(1,175)	(1,018)
Institutional Class
Issued	238	3,035
Reinvested	340	1,242
Redeemed	(3,131)	(879)
Change in Institutional Class Shares	(2,553)	3,398

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2008        J.P. MORGAN U.S. EQUITY FUNDS   37

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Diversified Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$13.23	$0.13	(g)	$(2.84)	$(2.71)	$(0.10)	$(0.29)	$(0.39)	$—	(h)
Year Ended June 30, 2008	15.68	0.30		(1.12)	(0.82)	(0.30)	(1.33)	(1.63)	—
Year Ended June 30, 2007	14.24	0.32		1.89	2.21	(0.31)	(0.46)	(0.77)	—
January 1, 2006 through June 30, 2006 (e)	14.04	0.14	(g)	0.21	0.35	(0.15)	—	(0.15)	—
Year Ended December 31, 2005	13.73	0.23	(g)	0.32	0.55	(0.24)	—	(0.24)	—
Year Ended December 31, 2004	12.79	0.17	(g)	0.96	1.13	(0.19)	—	(0.19)	—
March 24, 2003 (f) through December 31, 2003	10.77	0.09	(g)	2.06	2.15	(0.13)	—	(0.13)	—
Class B
Six Months Ended December 31, 2008 (Unaudited)	13.24	0.10	(g)	(2.84)	(2.74)	(0.07)	(0.29)	(0.36)	—	(h)
Year Ended June 30, 2008	15.69	0.22		(1.12)	(0.90)	(0.22)	(1.33)	(1.55)	—
Year Ended June 30, 2007	14.23	0.24		1.91	2.15	(0.23)	(0.46)	(0.69)	—
January 1, 2006 through June 30, 2006 (e)	14.03	0.11	(g)	0.21	0.32	(0.12)	—	(0.12)	—
Year Ended December 31, 2005	13.72	0.16	(g)	0.32	0.48	(0.17)	—	(0.17)	—
Year Ended December 31, 2004	12.79	0.08	(g)	0.96	1.04	(0.11)	—	(0.11)	—
March 24, 2003 (f) through December 31, 2003	10.77	0.03	(g)	2.06	2.09	(0.07)	—	(0.07)	—
Class C
Six Months Ended December 31, 2008 (Unaudited)	13.22	0.10	(g)	(2.84)	(2.74)	(0.07)	(0.29)	(0.36)	—	(h)
Year Ended June 30, 2008	15.68	0.22		(1.12)	(0.90)	(0.23)	(1.33)	(1.56)	—
Year Ended June 30, 2007	14.23	0.24		1.91	2.15	(0.24)	(0.46)	(0.70)	—
January 1, 2006 through June 30, 2006 (e)	14.03	0.11	(g)	0.21	0.32	(0.12)	—	(0.12)	—
Year Ended December 31, 2005	13.72	0.16	(g)	0.32	0.48	(0.17)	—	(0.17)	—
Year Ended December 31, 2004	12.80	0.08	(g)	0.95	1.03	(0.11)	—	(0.11)	—
March 24, 2003 (f) through December 31, 2003	10.77	0.03	(g)	2.07	2.10	(0.07)	—	(0.07)	—
Select Class
Six Months Ended December 31, 2008 (Unaudited)	13.26	0.14	(g)	(2.85)	(2.71)	(0.11)	(0.29)	(0.40)	—	(h)
Year Ended June 30, 2008	15.71	0.35		(1.13)	(0.78)	(0.34)	(1.33)	(1.67)	—
Year Ended June 30, 2007	14.26	0.36		1.90	2.26	(0.35)	(0.46)	(0.81)	—
January 1, 2006 through June 30, 2006 (e)	14.06	0.16	(g)	0.21	0.37	(0.17)	—	(0.17)	—
Year Ended December 31, 2005	13.75	0.25	(g)	0.33	0.58	(0.27)	—	(0.27)	—
Year Ended December 31, 2004	12.81	0.22	(g)	0.96	1.18	(0.24)	—	(0.24)	—
Year Ended December 31, 2003	10.76	0.16	(g)	2.07	2.23	(0.18)	—	(0.18)	—
Institutional Class
Six Months Ended December 31, 2008 (Unaudited)	13.25	0.16	(g)	(2.85)	(2.69)	(0.13)	(0.29)	(0.42)	—	(h)
Year Ended June 30, 2008	15.70	0.37		(1.11)	(0.74)	(0.38)	(1.33)	(1.71)	—
Year Ended June 30, 2007	14.25	0.40		1.89	2.29	(0.38)	(0.46)	(0.84)	—
January 1, 2006 through June 30, 2006 (e)	14.05	0.18	(g)	0.21	0.39	(0.19)	—	(0.19)	—
Year Ended December 31, 2005	13.74	0.29	(g)	0.33	0.62	(0.31)	—	(0.31)	—
Year Ended December 31, 2004	12.80	0.25	(g)	0.96	1.21	(0.27)	—	(0.27)	—
Year Ended December 31, 2003	10.76	0.19	(g)	2.07	2.26	(0.22)	—	(0.22)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 10.13	(20.51)%		$96,047	1.14%	2.19%	1.37%	97%
13.23	(5.68	)(i)	134,183	1.14	2.04	1.33	234
15.68	15.79		159,579	1.14	2.11	1.34	218
14.24	2.51		140,537	1.14	2.01	1.42	127
14.04	4.04		149,015	1.14	1.65	1.30	214
13.73	8.94		42,711	1.25	1.32	1.63	242
12.79	20.00		46,000	1.25	1.04	1.70	210

10.14	(20.71)		22,072	1.65	1.66	1.87	97
13.24	(6.20	)(i)	37,605	1.65	1.51	1.83	234
15.69	15.30		69,996	1.65	1.57	1.84	218
14.23	2.24		106,044	1.65	1.49	1.92	127
14.03	3.49		128,985	1.65	1.16	1.79	214
13.72	8.16		13,641	1.93	0.63	2.13	242
12.79	19.42		14,000	1.93	0.35	2.20	210

10.12	(20.71)		2,769	1.65	1.67	1.87	97
13.22	(6.24	)(i)	3,636	1.65	1.53	1.83	234
15.68	15.32		5,015	1.65	1.60	1.84	218
14.23	2.24		4,489	1.65	1.49	1.92	127
14.03	3.50		5,314	1.65	1.15	1.79	214
13.72	8.10		786	1.93	0.65	2.13	242
12.80	19.48		1,000	1.93	0.36	2.20	210

10.15	(20.44)		47,483	0.89	2.42	1.12	97
13.26	(5.43	)(i)	77,601	0.89	2.31	1.08	234
15.71	16.11		107,974	0.89	2.36	1.09	218
14.26	2.63		98,539	0.89	2.25	1.17	127
14.06	4.28		126,285	0.89	1.86	1.04	214
13.75	9.28		136,990	0.91	1.65	1.11	242
12.81	20.90		140,000	0.91	1.42	1.09	210

10.14	(20.35)		155,450	0.65	2.67	0.97	97
13.25	(5.20	)(i)	236,864	0.65	2.55	0.93	234
15.70	16.39		227,438	0.65	2.60	0.94	218
14.25	2.76		208,490	0.65	2.50	1.02	127
14.05	4.54		309,942	0.65	2.09	0.88	214
13.74	9.55		258,665	0.65	1.90	0.94	242
12.80	21.20		281,000	0.65	1.68	0.93	210

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN U.S. EQUITY FUNDS   39

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered
Diversified Fund	Class A, Class B, Class C, Select Class and Institutional Class

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Fund adopted the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

40   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

• Level 1 —	quoted prices in active markets for identical securities

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund’s assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Level 1 — Quoted prices	$160,486	$2,091	$(1,331)
Level 2 — Other significant observable inputs	164,157	599	(56)
Level 3 — Significant unobservable inputs	—	—	—
Total	$324,643	$2,690	$(1,387)

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Restricted and Illiquid Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The value and percentage of net assets of illiquid securities as of December 31, 2008, were approximately $703,000 and 0.2%, respectively.

C.  Commitments — The Fund may enter into commitments to buy and sell investments including commitments to buy loan assignments and participations to settle on future dates as part of their normal investment activities. The unrealized appreciation/depreciation from unfunded commitments is reported in the financial statements. Market risk exists on these commitments to buy to the same extent as if the loans were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

As of December 31, 2008, the Fund had no outstanding commitments.

D.  Futures Contracts — The Fund may enter into futures contracts as substitutes for securities in which the Fund can invest. The Fund may also use such futures to hedge various investments, for risk management and to increase income or gain. These contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund periodically, depending on the fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Fund realizes a gain or loss.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2008, the Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

DECEMBER 31, 2008        J.P. MORGAN U.S. EQUITY FUNDS   41

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

E. Transactions with Affiliates — An issuer which is under common control with the Fund may be considered to be an affiliate. For the purposes of the report, the Fund assumes the following to be affiliated issuers (amounts in thousands):

	For the six months ended December 31, 2008
Affiliate	Value at June 30, 2008	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Interest/ Dividend Income*	Shares at December 31, 2008	Value at December 31, 2008
Bear Stearns Cos. LLC (The), 5.700%, 11/15/14	$145	$—	$—	$—	$4	150	$146
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	2,696	5,271	6,261	—	20	1,706	1,706
JPMorgan Prime Money Market Fund, Institutional Class Shares	15,384	106,083	113,197	—	160	8,270	8,270
	$18,225			$—	$184		$10,122

*	Does not include the reimbursement of advisory, administration and shareholder servicing fees resulting from investments in money market funds as disclosed in note 3A.

F.  Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G.  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund’s exposure to foreign currency exchange fluctuations. The Fund may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk, to generate gains for the Fund and/or as part of its risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

As of December 31, 2008, the Fund had outstanding forward foreign currency exchange contracts as listed on its Schedule of Portfolio Investments.

H.  Written Options — When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded as an unrealized gain or loss. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security.

The Fund writes options on futures. These options are settled for cash. Uncovered call options subject the Fund to unlimited risk of loss. Covered call options limit the upside potential of a security above the exercise price. Put options subject the Fund to loss only to the extent of the value of the underlying security. The Fund, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

42   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

As of December 31, 2008, the Fund had no written options contracts outstanding. Transactions in written options during the six months ended December 31, 2008 were as follows (amounts in thousands, except number of contracts):

	Number of Contracts	Premiums Received
Options outstanding at June 30, 2008	551	$229
Options written	22	14
Options terminated in closing purchase transactions	(573)	(243)
Options outstanding at December 31, 2008	—	$—

I. Swaps — The Fund may engage in various swap transactions, including forward rate agreements, interest rate, currency, credit default, index, price lock and total return swaps, to manage credit, currency, duration and yield curve risks, or as alternatives to direct investments. Swap transactions are negotiated contracts between a Fund and a counterparty to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

The value of a swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Any upfront payments made or received upon entering a swap are recorded as an asset or liability, respectively. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of a swap agreement. Upfront payments made or received are recorded as a realized gain or loss upon termination of the agreement. The value of swap agreements are recognized in the Statement of Assets and Liabilities; the risk of loss may exceed such amounts. The Fund may be exposed to market risk related to unfavorable changes in interest rates or in the price or return of underlying instruments; counterparty credit risk related to the swap counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position; and, documentation risk related to disagreement on the meaning of contract terms. Notional amounts of swap agreements, presented in the Schedule of Portfolio Investments, are used to express the extent of involvement in these transactions.

Credit Default Swaps

The Fund enters into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. Credit default swaps are also used to hedge against the risk of default where the Fund has exposure in its investment portfolio.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments, to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as a protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the anticipated recovery value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected in the Statement of Assets and Liabilities. Potential liabilities under these contracts may be reduced by anticipated recovery rates of the underlying reference obligations, upfront payments received at the inception of a swap and net amounts received from credit default swaps purchased with the identical reference obligation.

Price Lock Swaps

Price lock swap agreements involve the exchange of cash flows by the Fund with another party based on the price differential between the market price at termination and a fixed forward price (the “price lock”) of a debt obligation. Both parties agree to exchange a payment for the price differential on the debt obligation with respect to the notional amount. At inception, the price lock is generally designed such that the fair value of the swap is zero. At the termination date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price differential of the market price of the debt obligation and the price lock multiplied by the notional amount. As a receiver of the realized price differential, a Fund would receive the payoff amount when the realized price differential of the debt obligation is

DECEMBER 31, 2008        J.P. MORGAN U.S. EQUITY FUNDS   43

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

greater than the price lock and would owe the payoff amount when the differential is less than the price lock. As a payer of the realized price differential, a Fund would owe the payoff amount when the realized price differential of the debt obligation is greater than the price lock and would receive the payoff amount when the differential is less than the price lock.

As of December 31, 2008, the Fund had outstanding swap agreements as listed on the Schedule of Portfolio Investments.

J.  Short Sales — The Fund may engage in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend or interest expense on securities sold short is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates.

K. Dollar Rolls — The Fund may enter into dollar rolls, principally using To Be Announced (”TBA“) securities, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Fund accounts for such dollar rolls as purchases and sales and receives compensation as consideration for entering into the commitment to repurchase. The Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The Fund had TBA Dollar Rolls outstanding as of December 31, 2008, which are included in Receivable for Investment securities sold and Payable for Investment securities purchased on the Statement of Assets and Liabilities. The Fund reserves assets with a current value at least equal to the amount of its TBA Dollar Rolls.

L. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Fund’s policy to reserve assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

M. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

N. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the ”Code“), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the ”FASB“) Interpretation No. 48, ”Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109“ (the ”Interpretation“) establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service

44   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

O. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

P. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these ”book/tax“ differences are permanent in nature (i.e., that they result from other than timing of recognition — ”temporary differences“), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

Q. Redemption Fees — Generally, shares of the Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital.

R. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, ”Disclosures about Derivative Instruments and Hedging Activities“ (”SFAS 161“) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the ”Advisor“) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (”JPMorgan“). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets at an annual fee rate of 0.55%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended December 31, 2008, was approximately $14,000.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the ”Administrator“), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2008, the annualized effective rate was 0.10% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (”JPMIS“), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the ”Sub-administrator“). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the ”Distributor“), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the ”Distribution Plan“) for Class A, Class B and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

DECEMBER 31, 2008        J.P. MORGAN U.S. EQUITY FUNDS   45

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2008, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$3	$26

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class B	Class C	Select Class	Institutional Class
0.25%	0.25%	0.25%	0.25%	0.10%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class B	Class C	Select Class	Institutional Class
1.14%	1.65%	1.65%	0.89%	0.65%

The contractual expense limitation agreements were in effect for the six months ended December 31, 2008. The expense limitation percentages in the table above are in place until at least October 31, 2009.

For the six months ended December 31, 2008, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$314	$120	$103	$537

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the ”Plan“) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2008, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the six months ended December 31, 2008, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

46   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$393,938	$476,280	$9,207	$30,005

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2008, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$352,576	$26,948	$54,881	$(27,933)

6. Borrowings

The Fund relies upon an exemptive order (”Order“) permitting the establishment and operation of an Interfund Lending Facility (”Facility“). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (”JPM II“) and may be relied upon by the Fund because they are investment companies in the same ”group of investment companies (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2008 or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

One or more affiliates of the Fund’s investment advisor have investment discretion with respect to their clients’ holdings in the Fund, which collectively represent a significant portion of the Fund’s assets. Significant shareholder transactions, if any, may impact the Fund’s performance.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, including sub-prime securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities, including sub-prime securities, can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

A Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (ISDA agreements) with counterparties. The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the

DECEMBER 31, 2008        J.P. MORGAN U.S. EQUITY FUNDS   47

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. Such rights often include the ability to terminate (ie, close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on the Fund.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisory Corporation (“BOIA”) (now known as JPMIA) entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

JPM II and its Funds will be reimbursed for all costs associated with these matters to ensure that JPM II and its Funds incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

48   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2008, and continued to hold your shares at the end of the reporting period, December 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During Period July 1, 2008 to December 31, 2008*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$794.90	$5.16	1.14%
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class B
Actual	1,000.00	792.90	7.46	1.65
Hypothetical	1,000.00	1,016.89	8.39	1.65
Class C
Actual	1,000.00	792.90	7.46	1.65
Hypothetical	1,000.00	1,016.89	8.39	1.65
Select Class
Actual	1,000.00	795.60	4.03	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Institutional Class
Actual	1,000.00	796.50	2.94	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2008        J.P. MORGAN U.S. EQUITY FUNDS   49

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose semi-annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the JPMorgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Fund, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Fund. This information includes the Fund’s performance against the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, with respect to the Fund, the Trustees have engaged an independent consultant to similarly review the performance of the Fund, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present.

Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the Fund. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by

50   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer’s report.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted the Fund’s performance was in the third quintile for Class A shares for the one and three-year periods and in the third quintile for the Select Class shares for the one, three and five-year periods, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

DECEMBER 31, 2008        J.P. MORGAN U.S. EQUITY FUNDS   51

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for the Class A shares was in the first quintile and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

52   J.P. MORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. December 2008.	SAN-DIV-1208

Semi-Annual Report

J.P. Morgan Intrepid Funds

Six months ended December 31, 2008 (Unaudited)

JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Mid Cap Fund
JPMorgan Intrepid Multi Cap Fund
JPMorgan Intrepid Plus Fund
JPMorgan Intrepid Value Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Intrepid America Fund	2
JPMorgan Intrepid Growth Fund	4
JPMorgan Intrepid Mid Cap Fund	6
JPMorgan Intrepid Multi Cap Fund	8
JPMorgan Intrepid Plus Fund	10
JPMorgan Intrepid Value Fund	12
Schedules of Portfolio Investments	14
Financial Statements	38
Financial Highlights	54
Notes to Financial Statements	66
Schedule of Shareholder Expenses	76
Board Approval of Investment Advisory Agreement	79

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

*	Strategic Income Opportunities Fund risks:

Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share price will decline.

There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

The Fund may invest in international fixed income securities. International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
JANUARY 29, 2009 (Unaudited)

Dear Shareholder:

As we close the door on one of the most challenging years I’ve experienced in the investment business, I would, ideally, like to assure our shareholders that the worst of the economic crisis is behind us. However, given the unprecedented nature of this crisis — and the uncertainty that lies before us — it is difficult to know whether we’ve reached the bottom of the ongoing economic storm.

“The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators.”

Although a full-scale recovery isn’t likely to be around the corner, there have been a few signs of encouragement. The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators. Interbank lending has improved, and the short-term credit markets have shown signs of stability in response to the federal government’s cut in the fed funds rate from 1% to a target rate between zero and 0.25%. In addition, we are confident that the new President and Congress will work together to address the crisis through unprecedented economic stimulus and other actions, as necessary.

Credit markets drove stocks down and yields lower

The credit markets led stocks and the U.S. economy down in 2008, setting records along the way as prices of corporate and mortgage bonds sank to new lows. The extreme market volatility sent investors running to what many consider the safest investments in the world — U.S. Treasuries. As prices skyrocketed, these became, by far, the best-performing asset class, returning about 14% for the year. Yields tumbled to record lows across the maturity spectrum; already at record lows, the cut in the fed funds rate pushed down rates on Treasuries even further, to near zero or negative for shorter-maturity securities. From December 2007 to December 2008, the yield on the 10-year Treasury bond declined from 4.0% to 2.2%, while the yield on the 30-year bond dropped from 4.4% to 2.7%.

Equity indexes report record slides

In the U.S., equities ended 2008 with some of the worst performance and most extreme market volatility since the Great Depression. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –32%, –38% and –42%, respectively. According to the Russell Indexes, large-cap stocks performed somewhat better than their small- and mid-cap counterparts, while value equities fell less than their growth peers across all capitalization categories. The overseas markets also turned in a dismal end of year performance; the MSCI EAFE Index closed the year with a total return of –44%, as virtually all individual countries included in the index suffered double-digit losses.

Adjusting to the new reality

Given the market’s performance, investor confidence has been shaken, the short-term outlook remains unclear and volatility is likely to remain high. But whether this cycle has reached bottom or not, there are emerging opportunities for investors to adjust their expectations and portfolios to the current market scenario.

A long-term, disciplined investment plan, for example, can provide focus and prevent emotions from adversely impacting your investment strategy. And, although even diversified portfolios have been challenged by the extreme market volatility, investors may consider maintaining a balance of investments, such as equities, alternatives and diversified fixed income investments, in their portfolios to ensure that they are better positioned to smooth volatility and benefit from the market’s eventual recovery. Lastly, as in all markets, investors should check in with their financial advisors to reset their goals, time horizons and priorities, as necessary.

Investing in new opportunities

During this market downturn, JPMorgan has not altered its commitment to maintaining a long-term view and providing you with market insights, service, and high-quality investment solutions. One example of this is the newly launched JPMorgan Strategic Income Opportunities Fund, a flexible, diversified, multi-sector approach to fixed income investing.* The fund seeks to generate absolute returns by relying on an opportunistic investment process emphasizing both traditional and alternative investing strategies. For more information on this fund, please visit our website, www.jpmorganfunds.com. Your financial advisor can help you decide whether it is appropriate for your portfolio.

On behalf of everyone at JPMorgan Asset Management, we wish you a very Happy New Year. We appreciate the opportunity to help you continue to manage your investment needs this year and beyond. Should you have any questions, please visit www.jpmorganfunds.com or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   1

JPMorgan Intrepid America Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$1,825,721
Primary Benchmark	Russell 1000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid America Fund, which seeks to provide long-term capital growth,* returned –31.60%** (Select Class Shares) for the six months ended December 31, 2008, compared to the –29.73% return for the Russell 1000 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the industrial and consumer staple sectors. Market conditions also contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Initially, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

Results in the industrial sector were hurt by Southwest Airlines Co. Industry-wide, airlines have been plagued by the weakening economy as well as a decline in passenger and cargo shipping volumes. Results in the consumer staple sector were held back by Herbalife Ltd., a nutritional supplements manufacturer. The company’s shares declined after the firm reduced its guidance for 2009, despite reporting quarterly results that met expectations.

On the positive side, the energy and financial sectors contributed to performance. Results in the energy sector were aided by Exxon Mobil Corp. The company benefited from the late fourth-quarter rallies in crude oil prices. Performance in the financial sector was helped by positions within the insurance industry. Shares of ACE Ltd. rallied after it was upgraded; the company stood to benefit from market share gained at the expense of AIG.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, inexpensive stocks with strong momentum and improving earnings outperform. As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Fund attempted to capitalize on these persistent market inefficiencies, driven by investor irrationality, and to maximize long-term capital growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	5.9%
2.	Procter & Gamble Co.	2.5
3.	Johnson & Johnson	2.5
4.	Pfizer, Inc.	2.4
5.	International Business Machines Corp.	2.2
6.	Verizon Communications, Inc.	2.2
7.	Wal-Mart Stores, Inc.	2.1
8.	Hewlett-Packard Co.	2.0
9.	Amgen, Inc.	1.8
10.	McDonald’s Corp.	1.8

PORTFOLIO COMPOSITION BY SECTOR***

Health Care	15.5%
Information Technology	15.4
Financials	12.8
Energy	12.4
Industrials	10.2
Consumer Discretionary	9.9
Consumer Staples	9.9
Utilities	4.7
Materials	4.3
Telecommunication Services	3.5
Short-Term Investment	1.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

2   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		(31.68)%	(39.12)%	(2.19)%	4.05%
With Sales Charge*		(35.28)	(42.31)	(3.24)	3.09
CLASS C SHARES	2/19/05
Without CDSC		(31.89)	(39.43)	(2.59)	3.69
With CDSC**		(32.89)	(40.43)	(2.59)	3.69
CLASS R2 SHARES	11/3/08	(31.72)	(39.15)	(2.20)	4.04
CLASS R5 SHARES	5/15/06	(31.52)	(38.82)	(1.90)	4.31
SELECT CLASS SHARES	2/28/03	(31.60)	(38.98)	(2.01)	4.21

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, the Russell 1000 Index, and the Lipper Large-Cap Core Funds Index from February 28, 2003 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   3

JPMorgan Intrepid Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$811,299
Primary Benchmark	Russell 1000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Growth Fund, which seeks to provide long-term capital growth,* returned –32.45%** (Select Class Shares) for the six months ended December 31, 2008, compared to the –32.31% return for the Russell 1000 Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due to stock selection in the industrial and material sectors. Market conditions also contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Initially, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

Performance in the industrial sector was negatively impacted by railroad company CSX Corp. Shipments carried by U.S. railroads declined dramatically during the quarter amid deteriorating economic conditions. Results in the material sector were hindered by Mosaic Co., the fertilizer company. Shares of Mosaic declined after the company reported weaker-than-expected earnings, driven by increased costs for fertilizer inputs.

On the positive side, the energy and financial sectors contributed to performance. Results in the energy sector were aided by Exxon Mobil Corp. The company benefited from the late fourth-quarter rallies in crude oil prices. Performance in the financial sector was helped by Annaly Capital Management Inc., a REIT that acquires and manages mortgage securities. The company profited from borrowing money at low interest rates, then buying mortgages that paid out a higher interest rate.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, inexpensive stocks with strong momentum and improving earnings outperform. As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Fund seeks to capitalize on these persistent market inefficiencies, driven by investor irrationality, and to maximize long-term capital growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	International Business Machines Corp.	3.8%
2.	Wal-Mart Stores, Inc.	3.5
3.	Hewlett-Packard Co.	3.3
4.	Oracle Corp.	2.8
5.	Exxon Mobil Corp.	2.6
6.	McDonald’s Corp.	2.6
7.	Microsoft Corp.	2.5
8.	Gilead Sciences, Inc.	2.3
9.	QUALCOMM, Inc.	2.1
10.	Occidental Petroleum Corp.	2.1

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	27.8%
Health Care	16.0
Consumer Staples	13.7
Industrials	12.0
Consumer Discretionary	9.8
Energy	8.5
Financials	4.0
Materials	3.5
Utilities	1.7
Telecommunication Services	1.0
Short-Term Investment	2.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

4   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		(32.54)%	(39.37)%	(2.53)%	3.14%
With Sales Charge*		(36.08)	(42.56)	(3.58)	2.19
CLASS C SHARES	2/19/05
Without CDSC		(32.67)	(39.67)	(2.91)	2.78
With CDSC**		(33.67)	(40.67)	(2.91)	2.78
CLASS R2 SHARES	11/3/08	(32.55)	(39.38)	(2.53)	3.13
CLASS R5 SHARES	5/15/06	(32.35)	(39.09)	(2.25)	3.39
SELECT CLASS SHARES	2/28/03	(32.45)	(39.23)	(2.35)	3.29

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index, and the Lipper Large-Cap Growth Funds Index from February 28, 2003 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   5

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	June 1, 1991
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$390,518
Primary Benchmark	Russell Midcap Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Mid Cap Fund, which seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations,* returned –35.15%** (Select Class Shares) for the six months ended December 31, 2008, compared to the –36.67% return for the Russell Midcap Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed its benchmark for the period due to stock selection in the consumer discretionary and financial sectors, market conditions also contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Initially, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

Results in the consumer discretionary sector were helped by an active bet in AutoZone Inc. The auto parts retailer bucked the economic headwinds that slammed the auto industry by focusing on store quality improvements and maintaining sales to corporate customers. Performance in the financial sector was helped by Annaly Capital Management Inc., a REIT that acquires and manages mortgage securities. The company has profited from borrowing money at low interest rates, and then buying mortgages that paid a higher interest rate.

On the negative side, the material and industrial sectors detracted from performance. Performance in the material sector was hurt by United States Steel Corp. The company’s shares declined with the broader market, as the steel industry was battered by sinking prices and projections of weaker demand. Results in the industrial sector were hurt by Manitowoc Co. The construction crane manufacturer cut its full-year earnings forecast, citing the ongoing credit crisis, which made it difficult for customers to secure financing.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, inexpensive stocks with strong momentum and improving earnings outperform. As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Fund seeks to capitalize on these persistent market inefficiencies, driven by investor irrationality, and to maximize long-term capital growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	UST, Inc.	1.5%
2.	Apollo Group, Inc., Class A	1.3
3.	Quest Diagnostics, Inc.	1.3
4.	Annaly Capital Management, Inc.	1.3
5.	AutoZone, Inc.	1.1
6.	Laboratory Corp. of America Holdings	1.0
7.	Arch Capital Group Ltd., (Bermuda)	1.0
8.	H&R Block, Inc.	1.0
9.	Hudson City Bancorp, Inc.	1.0
10.	DeVry, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR***

Financials	19.5%
Consumer Discretionary	17.3
Information Technology	12.4
Industrials	10.8
Energy	6.1
Utilities	9.4
Health Care	8.9
Materials	4.6
Consumer Staples	6.8
Telecommunication Services	2.4
Short-Term Investment	1.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

6   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/01/92
Without Sales Charge		(35.18)%	(39.54)%	(1.12)%	2.43%
With Sales Charge*		(38.59)	(42.72)	(2.18)	1.88
CLASS B SHARES	9/23/96
Without CDSC		(35.40)	(39.94)	(1.75)	1.84
With CDSC**		(40.40)	(44.94)	(2.19)	1.84
CLASS C SHARES	3/22/99
Without CDSC		(35.37)	(39.91)	(1.73)	1.72
With CDSC***		(36.37)	(40.91)	(1.73)	1.72
SELECT CLASS SHARES	6/01/91	(35.15)	(39.43)	(0.89)	2.67
ULTRA SHARES	2/22/05	(35.10)	(39.33)	(0.76)	2.74

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The returns for the Fund prior to March 22, 1999 reflect the performance of the Pegasus Mid Cap Opportunity Fund and its predecessor. Returns for Class C and Ultra Shares prior to their inception date are based on the performance of the Select Class Shares. Prior class performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. The actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses of the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   7

JPMorgan Intrepid Multi Cap Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$12,577
Primary Benchmark	Russell 3000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Multi Cap Fund, which seeks to provide long-term capital appreciation,* returned –34.23%** (Select Class Shares) for the six months ended December 31, 2008, compared to the –29.52% return for the Russell 3000 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due to stock selection in the material and consumer staple sectors. Market conditions also contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Initially, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

Performance in the material sector was hurt by United States Steel Corp. The company’s shares declined with the broader market, as the steel industry was battered by sinking prices and projections of weaker demand. Results in the consumer staples sector were held back by Herbalife Ltd., a nutritional supplements manufacturer. The company’s shares declined after the firm reduced its guidance for 2009, despite reporting quarterly results that met expectations.

On the positive side, the information technology and consumer discretionary sectors contributed to performance. Results in the information technology sector were helped by Oracle Corp., a software company. The company’s shares rallied after it posted only a small drop in quarterly profits, which buoyed investors who had worried about a sharper slowdown in the global recession. Performance in the consumer discretionary sector was helped by McDonald’s Corp. The company has been one of the prime beneficiaries of the economic downturn, as new menu items and expanded hours lured consumers to “trade down” from higher-priced dining options.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, inexpensive stocks with strong momentum and improving earnings outperform. As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Fund seeks to capitalize on these persistent market inefficiencies, driven by investor irrationality, and to maximize long-term capital appreciation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	3.8%
2.	Chevron Corp.	2.0
3.	Oracle Corp.	1.8
4.	Occidental Petroleum Corp.	1.7
5.	International Business Machines Corp.	1.6
6.	Lockheed Martin Corp.	1.5
7.	Eli Lilly & Co.	1.5
8.	General Dynamics Corp.	1.4
9.	ConocoPhillips	1.4
10.	Altria Group, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	15.2%
Health Care	14.2
Financials	12.9
Energy	11.8
Industrials	11.7
Consumer Staples	9.9
Consumer Discretionary	8.5
Utilities	3.9
Materials	3.4
Telecommunication Services	3.2
Short-Term Investments	5.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of December 31, 2008. The Fund’s composition is subject to change.

8   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		(34.29)%	(42.10)%	(3.33)%	2.94%
With Sales Charge*		(37.74)	(45.14)	(4.37)	1.99
CLASS C SHARES	2/19/05
Without CDSC		(34.45)	(42.40)	(3.71)	2.59
With CDSC**		(35.45)	(43.40)	(3.71)	2.59
SELECT CLASS SHARES	2/28/03	(34.23)	(41.96)	(3.15)	3.10

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Multi Cap Fund, the Russell 3000 Index, and the Lipper Multi-Cap Core Funds Index from February 28, 2003 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Subsequent to the inception of the Fund, through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Effective April 10, 2006, the Fund changed its investment policies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   9

JPMorgan Intrepid Plus Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	January 31, 2006
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$44,109
Primary Benchmark	Russell 1000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Plus Fund, which seeks to provide long-term capital appreciation,* returned –32.45%** (Select Class Shares) for the six months ended December 31, 2008, compared to the –29.73% return for the Russell 1000 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due to stock selection in the industrial and material sectors. Market conditions also contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Initially, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

Results in the industrial sector were hurt by diesel engine manufacturer Cummins Inc. The company’s shares declined due to weakening demand for its large, fuel-intensive engines. Performance in the material sector was hurt by United States Steel Corp. The company’s shares declined with the broader market, as the steel industry was battered by sinking prices and projections of weaker demand.

On the positive side, the financial and consumer discretionary sectors contributed to performance. Performance in the financial sector was helped by positions within the insurance industry. Shares of ACE Ltd. rallied after it was upgraded; the company stood to benefit from market share gained at the expense of AIG. Performance in the consumer discretionary sector was helped by McDonald’s Corp. The company has been one of the prime beneficiaries of the economic downturn, as new menu items and expanded hours lured consumers to “trade down” from higher-priced dining options.

The Fund’s short positions had a minimal impact on the overall strategy relative to its long positions.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, inexpensive stocks with strong momentum and improving earnings outperform. As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Fund seeks to capitalize on these persistent market inefficiencies, driven by investor irrationality, and to maximize long-term capital growth. As a result of changes to the Fund’s portfolio management team on November 18, 2008 and December 19, 2008, the Fund turned over a substantial portion of its portfolio which impacted the Fund’s holdings listed below.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	4.2%
2.	Utilities Select Sector SPDR Fund	3.2
3.	Procter & Gamble Co.	2.7
4.	AT&T, Inc.	2.1
5.	Wal-Mart Stores, Inc.	2.1
6.	Pfizer, Inc.	2.0
7.	Merck & Co., Inc.	2.0
8.	Wells Fargo & Co.	2.0
9.	Amgen, Inc.	1.8
10.	Verizon Communications, Inc.	1.8

LONG POSITIONS PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	17.3%
Health Care	15.5
Energy	11.8
Financials	11.6
Industrials	11.5
Consumer Staples	10.7
Consumer Discretionary	9.5
Telecommunication Services	3.9
Investment Company	3.2
Materials	2.1
Short-Term Investment	2.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total long investments as of December 31, 2008. The Fund’s composition is subject to change.

10   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

TOP TEN SHORT POSITIONS OF THE PORTFOLIOˆ

1.	SPDR Trust, Series 1	7.9%
2.	Affiliated Managers Group, Inc.	5.3
3.	Caterpillar, Inc.	4.8
4.	Southwestern Energy Co.	3.9
5.	Lockheed Martin Corp.	3.7
6.	Humana, Inc.	3.6
7.	Applied Materials, Inc.	3.5
8.	Magellan Health Services, Inc.	3.5
9.	iShares Dow Jones US Real Estate Index Fund	3.0
10.	Perrigo Co.	2.6

SHORT POSITIONS PORTFOLIO COMPOSITION BY SECTORˆ

Industrials	20.7%
Information Technology	19.7
Health Care	14.5
Consumer Discretionary	13.6
Investment Companies	10.9
Consumer Staples	6.9
Energy	6.2
Financials	5.3
Materials	2.2

ˆ	Percentages indicated are based upon total short positions as of December 31, 2008. The Fund’s composition is subject to change.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	1/31/06
Without Sales Charge		(32.57)%	(38.93)%	(12.13)%
With Sales Charge*		(36.13)	(42.13)	(13.74)
CLASS C SHARES	1/31/06
Without CDSC		(32.69)	(39.19)	(12.54)
With CDSC**		(33.69)	(40.19)	(12.54)
SELECT CLASS SHARES	1/31/06	(32.45)	(38.76)	(11.89)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/06 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2006.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Plus Fund, the Russell 1000 Index and the Lipper Long/Short Equity Funds Index from January 31, 2006 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends, capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Long/Short Equity Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   11

JPMorgan Intrepid Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$247,458
Primary Benchmark	Russell 1000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Value Fund, which seeks to provide long-term capital appreciation,* returned –27.74%** (Select Class Shares) for the six months ended December 31, 2008, compared to the –26.93% return for the Russell 1000 Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due to stock selection in the industrial and consumer discretionary sectors. Market conditions also contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Initially, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

Results in the industrial sector were hurt by Southwest Airlines Co. Industry-wide, airlines have been plagued by the weakening economy as well as a decline in passenger and cargo shipping volumes. Performance in the consumer discretionary sector was hindered by DISH Network Corp., a satellite television services provider. The company’s shares declined after it reported an uptick in subscriber cancellations, driven by difficult economic conditions and aggressive competition as rivals ramped up promotions.

On the positive side, the financial and energy sectors contributed to results. Performance in the financial sector was helped by positions within the insurance industry. Shares of ACE Ltd. rallied after it was upgraded; the company stood to benefit from market share gained at the expense of AIG. Results in the energy sector were aided by an active bet in Exxon Mobil Corp. The company benefited from the late fourth-quarter rallies in crude oil prices.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, inexpensive stocks with strong momentum and improving earnings outperform. As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Fund seeks to capitalize on these persistent market inefficiencies, driven by investor irrationality, and to maximize long-term capital appreciation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	8.2%
2.	AT&T, Inc.	4.3
3.	Pfizer, Inc.	3.8
4.	Chevron Corp.	2.9
5.	General Electric Co.	2.5
6.	ConocoPhillips	2.3
7.	Wells Fargo & Co.	2.2
8.	Eli Lilly & Co.	2.1
9.	Travelers Cos., Inc. (The)	2.0
10.	Bank of America Corp.	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials	21.7%
Energy	16.8
Health Care	13.1
Consumer Staples	9.0
Industrials	8.8
Consumer Discretionary	8.0
Utilities	6.9
Telecommunication Services	6.1
Information Technology	3.4
Materials	3.2
Short-Term Investment	3.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

12   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		(27.84)%	(36.68)%	0.03%	5.92%
With Sales Charge*		(31.63)	(39.99)	(1.05)	4.95
CLASS C SHARES	2/19/05
Without CDSC		(28.00)	(36.97)	(0.36)	5.57
With CDSC**		(29.00)	(37.97)	(0.36)	5.57
CLASS R2 SHARES	11/3/08	(27.84)	(36.68)	0.03	5.92
CLASS R5 SHARES	5/15/06	(27.66)	(36.39)	0.32	6.19
SELECT CLASS SHARES	2/28/03	(27.74)	(36.52)	0.22	6.10

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index, and the Lipper Large-Cap Value Funds Index from February 28, 2003 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   13

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.0%
	Common Stocks — 99.0%
	Aerospace & Defense — 4.2%
388	General Dynamics Corp.	22,351
532	Honeywell International, Inc.	17,449
191	L-3 Communications Holdings, Inc.	14,059
278	Lockheed Martin Corp.	23,382
		77,241
	Airlines — 0.6%
1,376	Southwest Airlines Co.	11,864
	Auto Components — 0.3%
279	Johnson Controls, Inc.	5,064
	Biotechnology — 1.9%
585	Amgen, Inc. (a)	33,789
	Capital Markets — 3.9%
143	Bank of New York Mellon Corp. (The)	4,052
200	Goldman Sachs Group, Inc. (The)	16,891
56	Greenhill & Co., Inc. (c)	3,886
178	Investment Technology Group, Inc. (a)	4,050
227	Knight Capital Group, Inc., Class A (a)	3,671
107	Merrill Lynch & Co., Inc.	1,240
452	Morgan Stanley	7,252
274	Northern Trust Corp.	14,278
313	State Street Corp.	12,326
277	TD AMERITRADE Holding Corp. (a)	3,943
		71,589
	Chemicals — 2.5%
130	Airgas, Inc.	5,075
26	CF Industries Holdings, Inc.	1,295
166	FMC Corp.	7,436
44	Monsanto Co.	3,113
445	Mosaic Co. (The)	15,392
274	Olin Corp.	4,960
104	Rohm & Haas Co.	6,439
81	Terra Industries, Inc.	1,358
		45,068
	Commercial Banks — 2.2%
113	Bank of Hawaii Corp. (c)	5,084
247	BB&T Corp. (c)	6,794
302	TCF Financial Corp.	4,125
594	U.S. Bancorp	14,858
346	Wells Fargo & Co.	10,193
		41,054
	Commercial Services & Supplies — 0.5%
283	Herman Miller, Inc.	3,682
222	Pitney Bowes, Inc.	5,645
		9,327
	Communications Equipment — 1.7%
1,046	Brocade Communications Systems, Inc. (a)	2,930
165	CommScope, Inc. (a)	2,557
144	Harris Corp.	5,471
563	QUALCOMM, Inc.	20,183
		31,141
	Computers & Peripherals — 5.4%
1,005	Hewlett-Packard Co.	36,459
486	International Business Machines Corp.	40,864
212	Lexmark International, Inc., Class A (a) (c)	5,711
534	QLogic Corp. (a)	7,172
548	SanDisk Corp. (a) (c)	5,256
271	Western Digital Corp. (a)	3,106
		98,568
	Construction & Engineering — 0.7%
266	EMCOR Group, Inc. (a)	5,967
31	Shaw Group, Inc. (The) (a)	635
147	URS Corp. (a)	5,999
		12,601
	Consumer Finance — 0.2%
338	Discover Financial Services	3,219
	Containers & Packaging — 1.1%
263	Crown Holdings, Inc. (a)	5,042
124	Greif, Inc., Class A	4,142
163	Rock-Tenn Co., Class A	5,554
231	Sonoco Products Co.	5,347
		20,085
	Diversified Consumer Services — 0.7%
159	Apollo Group, Inc., Class A (a)	12,144
	Diversified Financial Services — 1.6%
1,251	Bank of America Corp.	17,608
617	Citigroup, Inc.	4,141
149	NASDAQ OMX Group, Inc. (The) (a) (c)	3,685
141	NYSE Euronext	3,858
		29,292
	Diversified Telecommunication Services — 3.5%
189	AT&T, Inc.	5,387
205	CenturyTel, Inc. (c)	5,604
161	Embarq Corp.	5,797
1,194	Verizon Communications, Inc.	40,483

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Telecommunication Services — Continued
688	Windstream Corp.	6,329
		63,600
	Electric Utilities — 2.4%
741	American Electric Power Co., Inc.	24,659
621	Edison International	19,961
		44,620
	Electrical Equipment — 0.3%
160	Acuity Brands, Inc. (c)	5,586
	Electronic Equipment, Instruments & Components — 0.2%
220	Ingram Micro, Inc., Class A (a)	2,950
	Energy Equipment & Services — 1.9%
99	ENSCO International, Inc.	2,806
646	Key Energy Services, Inc. (a)	2,847
621	National Oilwell Varco, Inc. (a)	15,183
613	Noble Corp.	13,534
		34,370
	Food & Staples Retailing — 2.6%
138	BJ’s Wholesale Club, Inc. (a) (c)	4,733
209	SYSCO Corp.	4,787
677	Wal-Mart Stores, Inc.	37,944
		47,464
	Food Products — 2.7%
441	General Mills, Inc.	26,815
595	H.J. Heinz Co.	22,365
		49,180
	Health Care Equipment & Supplies — 0.6%
216	Baxter International, Inc.	11,575
	Health Care Providers & Services — 3.7%
783	Aetna, Inc.	22,305
234	AMERIGROUP Corp. (a)	6,912
222	Cigna Corp.	3,747
385	Express Scripts, Inc. (a)	21,170
255	Omnicare, Inc. (c)	7,069
146	Owens & Minor, Inc.	5,495
		66,698
	Health Care Technology — 0.3%
340	IMS Health, Inc.	5,160
	Hotels, Restaurants & Leisure — 1.8%
530	McDonald’s Corp.	32,958
	Household Durables — 0.6%
355	Centex Corp.	3,780
100	Leggett & Platt, Inc.	1,520
144	Snap-On, Inc.	5,683
		10,983
	Household Products — 2.7%
62	Church & Dwight Co., Inc.	3,476
741	Procter & Gamble Co.	45,781
		49,257
	Industrial Conglomerates — 0.7%
841	General Electric Co.	13,619
	Insurance — 3.2%
409	ACE Ltd., (Switzerland)	21,650
325	Chubb Corp. (The)	16,552
120	Prudential Financial, Inc.	3,619
354	Travelers Cos., Inc. (The)	16,020
		57,841
	Internet Software & Services — 0.3%
116	Sohu.com, Inc., (China) (a)	5,494
	IT Services — 1.4%
409	Accenture Ltd., (Bermuda), Class A	13,395
195	Hewitt Associates, Inc., Class A (a)	5,531
477	Western Union Co. (The)	6,835
		25,761
	Leisure Equipment & Products — 0.3%
194	Hasbro, Inc.	5,647
	Life Sciences Tools & Services — 0.3%
196	Life Technologies Corp. (a) (c)	4,568
	Machinery — 1.3%
148	AGCO Corp. (a)	3,499
207	Caterpillar, Inc.	9,256
219	Gardner Denver, Inc. (a)	5,103
133	Wabtec Corp. (c)	5,293
		23,151
	Media — 2.7%
561	DISH Network Corp., Class A (a)	6,216
196	Omnicom Group, Inc.	5,278
1,314	Time Warner, Inc.	13,223
1,090	Walt Disney Co. (The)	24,730
		49,447
	Metals & Mining — 0.7%
117	Compass Minerals International, Inc.	6,837
161	United States Steel Corp. (c)	5,991
		12,828

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   15

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Multiline Retail — 0.4%
238	Big Lots, Inc. (a)	3,452
90	Dollar Tree, Inc. (a)	3,777
		7,229
	Multi-Utilities — 2.3%
382	Consolidated Edison, Inc.	14,854
660	Dominion Resources, Inc.	23,642
295	TECO Energy, Inc. (c)	3,643
		42,139
	Oil, Gas & Consumable Fuels — 10.6%
253	Chevron Corp.	18,703
266	Concho Resources, Inc. (a)	6,067
525	ConocoPhillips	27,193
104	Encore Acquisition Co. (a)	2,654
1,345	Exxon Mobil Corp.	107,399
501	Occidental Petroleum Corp.	30,064
84	Walter Industries, Inc.	1,478
		193,558
	Pharmaceuticals — 8.9%
469	Bristol-Myers Squibb Co.	10,911
790	Eli Lilly & Co.	31,813
219	Forest Laboratories, Inc. (a)	5,568
754	Johnson & Johnson	45,091
543	King Pharmaceuticals, Inc. (a)	5,768
2,493	Pfizer, Inc.	44,146
264	Watson Pharmaceuticals, Inc. (a)	7,004
314	Wyeth	11,795
		162,096
	Professional Services — 0.4%
146	Watson Wyatt Worldwide, Inc., Class A	6,998
	Real Estate Investment Trusts (REITs) — 0.8%
340	Annaly Capital Management, Inc.	5,389
139	ProLogis	1,931
439	Senior Housing Properties Trust	7,863
		15,183
	Road & Rail — 1.4%
327	CSX Corp.	10,626
335	Norfolk Southern Corp.	15,743
		26,369
	Semiconductors & Semiconductor Equipment — 2.0%
234	Altera Corp.	3,905
223	Atheros Communications, Inc. (a)	3,187
187	Broadcom Corp., Class A (a)	3,167
469	Integrated Device Technology, Inc. (a)	2,632
419	Intel Corp.	6,140
320	Lam Research Corp. (a)	6,801
406	Marvell Technology Group Ltd., (Bermuda) (a)	2,711
237	National Semiconductor Corp.	2,385
582	ON Semiconductor Corp. (a)	1,978
43	Texas Instruments, Inc.	670
211	Xilinx, Inc.	3,764
		37,340
	Software — 4.5%
257	BMC Software, Inc. (a)	6,914
916	CA, Inc.	16,980
1,738	Oracle Corp. (a)	30,806
227	Sybase, Inc. (a)	5,633
1,593	Symantec Corp. (a)	21,534
		81,867
	Specialty Retail — 2.6%
176	Advance Auto Parts, Inc.	5,916
229	Aeropostale, Inc. (a)	3,692
55	AutoZone, Inc. (a)	7,706
1,180	Gap, Inc. (The)	15,801
211	Ross Stores, Inc.	6,264
354	TJX Cos., Inc.	7,276
		46,655
	Textiles, Apparel & Luxury Goods — 0.6%
232	Nike, Inc., Class B	11,827
	Thrifts & Mortgage Finance — 0.9%
57	Capitol Federal Financial	2,581
889	Hudson City Bancorp, Inc.	14,183
		16,764
	Tobacco — 1.9%
673	Altria Group, Inc.	10,137
374	Lorillard, Inc.	21,047
91	Reynolds American, Inc. (c)	3,662
		34,846
	Total Long-Term Investments (Cost $2,137,801)	1,807,674
Short-Term Investment — 1.4%
	Investment Company — 1.4%
25,017	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $25,017)	25,017

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 3.0%
	Investment Company — 3.0%
54,764	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $54,764)	54,764
	Total Investments — 103.4% (Cost $2,217,582)	1,887,455
	Liabilities in Excess of Other Assets — (3.4)%	(61,734)
	NET ASSETS — 100.0%	$1,825,721

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
75	S&P 500 Index	03/19/09	$16,877	$658

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   17

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.1%
	Common Stocks — 97.1%
	Aerospace & Defense — 4.7%
142	General Dynamics Corp.	8,149
69	L-3 Communications Holdings, Inc.	5,105
179	Lockheed Martin Corp.	15,021
198	Raytheon Co.	10,101
		38,376
	Airlines — 0.6%
300	JetBlue Airways Corp. (a) (c)	2,133
356	Southwest Airlines Co.	3,064
		5,197
	Beverages — 1.8%
313	Coca-Cola Co. (The)	14,185
	Biotechnology — 5.2%
179	Amgen, Inc. (a)	10,349
151	Celgene Corp. (a)	8,339
96	Cubist Pharmaceuticals, Inc. (a)	2,320
364	Gilead Sciences, Inc. (a) (c)	18,625
35	Myriad Genetics, Inc. (a)	2,342
		41,975
	Building Products — 0.3%
150	Owens Corning, Inc. (a)	2,588
	Capital Markets — 2.6%
125	Apollo Investment Corp.	1,165
51	Goldman Sachs Group, Inc. (The)	4,266
103	Knight Capital Group, Inc., Class A (a)	1,667
229	Morgan Stanley	3,669
73	Northern Trust Corp.	3,827
158	State Street Corp.	6,202
		20,796
	Chemicals — 2.3%
63	FMC Corp.	2,796
148	Monsanto Co.	10,419
136	Olin Corp.	2,464
53	Rohm & Haas Co.	3,275
		18,954
	Commercial Services & Supplies — 0.3%
95	Pitney Bowes, Inc.	2,423
	Communications Equipment — 4.5%
713	Cisco Systems, Inc. (a)	11,615
52	Comtech Telecommunications Corp. (a)	2,401
106	F5 Networks, Inc. (a)	2,415
82	Harris Corp.	3,101
478	QUALCOMM, Inc.	17,127
		36,659
	Computers & Peripherals — 8.3%
44	Apple, Inc. (a)	3,790
724	Hewlett-Packard Co.	26,272
364	International Business Machines Corp.	30,634
202	QLogic Corp. (a) (c)	2,711
225	SanDisk Corp. (a) (c)	2,156
130	Western Digital Corp. (a)	1,492
		67,055
	Construction & Engineering — 1.6%
116	EMCOR Group, Inc. (a)	2,592
177	Fluor Corp.	7,951
63	URS Corp. (a)	2,587
		13,130
	Consumer Finance — 0.3%
71	Capital One Financial Corp.	2,263
	Containers & Packaging — 0.7%
147	Crown Holdings, Inc. (a)	2,827
75	Rock-Tenn Co., Class A	2,559
		5,386
	Diversified Consumer Services — 0.6%
34	Apollo Group, Inc., Class A (a)	2,613
104	H&R Block, Inc.	2,363
		4,976
	Diversified Telecommunication Services — 0.8%
93	Embarq Corp.	3,339
317	Windstream Corp.	2,919
		6,258
	Electrical Equipment — 0.6%
76	Acuity Brands, Inc.	2,667
80	AMETEK, Inc.	2,429
		5,096
	Energy Equipment & Services — 1.1%
21	Diamond Offshore Drilling, Inc.	1,264
358	Noble Corp.	7,908
		9,172
	Food & Staples Retailing — 4.2%
66	BJ’s Wholesale Club, Inc. (a) (c)	2,249
143	Kroger Co. (The)	3,783
507	Wal-Mart Stores, Inc.	28,428
		34,460

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Food Products — 2.9%
84	Archer-Daniels-Midland Co.	2,410
102	Flowers Foods, Inc.	2,476
125	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	2,799
151	General Mills, Inc.	9,173
124	H.J. Heinz Co.	4,648
53	Kellogg Co.	2,320
		23,826
	Health Care Equipment & Supplies — 2.6%
307	Baxter International, Inc.	16,449
75	STERIS Corp.	1,783
79	Thoratec Corp. (a)	2,577
		20,809
	Health Care Providers & Services — 2.9%
47	Amedisys, Inc. (a)	1,957
67	Emergency Medical Services Corp., Class A (a)	2,438
207	Express Scripts, Inc. (a)	11,397
55	Medco Health Solutions, Inc. (a)	2,320
99	Omnicare, Inc.	2,740
65	Owens & Minor, Inc.	2,444
		23,296
	Hotels, Restaurants & Leisure — 3.2%
332	McDonald’s Corp.	20,622
158	Yum! Brands, Inc.	4,977
		25,599
	Household Products — 3.3%
44	Church & Dwight Co., Inc.	2,447
51	Clorox Co.	2,831
183	Colgate-Palmolive Co.	12,536
141	Procter & Gamble Co.	8,741
		26,555
	Insurance — 0.8%
95	ACE Ltd., (Switzerland)	5,001
32	Chubb Corp. (The)	1,647
		6,648
	Internet Software & Services — 0.3%
56	Sohu.com, Inc., (China) (a)	2,663
	IT Services — 3.6%
293	Accenture Ltd., Class A, (Bermuda)	9,609
52	Alliance Data Systems Corp. (a)	2,427
52	Gartner, Inc. (a)	934
61	Global Payments, Inc.	1,987
48	Mantech International Corp., Class A (a)	2,604
787	Western Union Co. (The)	11,287
		28,848
	Leisure Equipment & Products — 0.4%
110	Hasbro, Inc.	3,209
	Machinery — 0.8%
33	Flowserve Corp.	1,681
83	Gardner Denver, Inc. (a)	1,926
65	Wabtec Corp. (c)	2,588
		6,195
	Media — 2.0%
280	Comcast Corp., Class A	4,721
340	DIRECTV Group, Inc. (The) (a)	7,784
169	Discovery Communications, Inc., Class A (a)	2,392
62	DreamWorks Animation SKG, Inc., Class A (a)	1,568
		16,465
	Metals & Mining — 0.4%
18	Cliffs Natural Resources, Inc.	472
52	Compass Minerals International, Inc.	3,039
		3,511
	Multiline Retail — 0.3%
144	Big Lots, Inc. (a)	2,093
	Multi-Utilities — 1.7%
204	Consolidated Edison, Inc.	7,934
158	Dominion Resources, Inc.	5,672
		13,606
	Oil, Gas & Consumable Fuels — 7.2%
44	Alpha Natural Resources, Inc. (a)	704
94	Chevron Corp.	6,920
121	Concho Resources, Inc. (a)	2,753
264	Exxon Mobil Corp.	21,091
282	Occidental Petroleum Corp.	16,932
326	Southwestern Energy Co. (a)	9,447
54	Walter Industries, Inc.	947
		58,794
	Personal Products — 0.3%
35	Chattem, Inc. (a) (c)	2,496
	Pharmaceuticals — 5.3%
144	Abbott Laboratories	7,696
325	Bristol-Myers Squibb Co.	7,555
158	Eli Lilly & Co.	6,375
242	Johnson & Johnson	14,473
240	King Pharmaceuticals, Inc. (a)	2,545

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   19

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pharmaceuticals — Continued
134	Valeant Pharmaceuticals International (a) (c)	3,075
60	Warner Chilcott Ltd., Class A, (Bermuda) (a) (c)	871
		42,590
	Professional Services — 0.3%
58	Watson Wyatt Worldwide, Inc., Class A	2,757
	Road & Rail — 2.3%
298	CSX Corp.	9,666
191	Norfolk Southern Corp.	8,984
		18,650
	Semiconductors & Semiconductor Equipment — 3.4%
135	Altera Corp. (c)	2,255
224	Integrated Device Technology, Inc. (a)	1,255
744	Intel Corp.	10,912
142	Lam Research Corp. (a)	3,013
82	Linear Technology Corp. (c)	1,811
225	Marvell Technology Group Ltd., (Bermuda) (a)	1,500
86	Microsemi Corp. (a) (c)	1,090
121	National Semiconductor Corp.	1,219
294	ON Semiconductor Corp. (a)	999
94	Texas Instruments, Inc.	1,460
110	Xilinx, Inc.	1,960
		27,474
	Software — 7.5%
1,030	Microsoft Corp.	20,016
1,273	Oracle Corp. (a) (c)	22,563
63	Quality Systems, Inc. (c)	2,737
188	Quest Software, Inc. (a)	2,362
51	Solera Holdings, Inc. (a)	1,221
95	Sybase, Inc. (a) (c)	2,341
722	Symantec Corp. (a)	9,763
		61,003
	Specialty Retail — 2.6%
111	Aeropostale, Inc. (a)	1,781
49	AutoZone, Inc. (a)	6,897
164	Gap, Inc. (The)	2,195
83	Ross Stores, Inc.	2,470
301	Staples, Inc.	5,392
122	TJX Cos., Inc.	2,504
		21,239
	Textiles, Apparel & Luxury Goods — 0.6%
115	Carter’s, Inc. (a)	2,223
52	Nike, Inc., Class B	2,670
		4,893
	Thrifts & Mortgage Finance — 0.3%
154	Hudson City Bancorp, Inc.	2,450
	Tobacco — 1.1%
584	Altria Group, Inc.	8,791
	Trading Companies & Distributors — 0.3%
68	Fastenal Co. (c)	2,363
	Wireless Telecommunication Services — 0.2%
64	American Tower Corp., Class A (a)	1,869
	Total Long-Term Investments (Cost $860,360)	787,641
Short-Term Investment — 2.0%
	Investment Company — 2.0%
16,488	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $16,488)	16,488
Investments of Cash Collateral for Securities on Loan — 7.8%
	Investment Company — 7.8%
63,506	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $63,506)	63,506
	Total Investments — 106.9% (Cost $940,354)	867,635
	Liabilities in Excess of Other Assets — (6.9)%	(56,336)
	NET ASSETS — 100.0%	$811,299

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
50	S&P 500 Index	03/19/09	$11,251	$382

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.8%
	Common Stocks — 97.8%
	Aerospace & Defense — 1.7%
83	Goodrich Corp.	3,069
25	L-3 Communications Holdings, Inc.	1,837
34	Northrop Grumman Corp.	1,550
		6,456
	Auto Components — 0.7%
64	Autoliv, Inc., (Sweden)	1,365
57	BorgWarner, Inc. (c)	1,242
		2,607
	Beverages — 1.2%
134	Pepsi Bottling Group, Inc.	3,021
90	PepsiAmericas, Inc.	1,826
		4,847
	Biotechnology — 0.4%
24	Amgen, Inc. (a)	1,398
	Building Products — 0.5%
65	Lennox International, Inc.	2,096
	Capital Markets — 2.9%
84	Apollo Investment Corp.	781
53	Federated Investors, Inc., Class B	890
49	Investment Technology Group, Inc. (a)	1,108
66	Northern Trust Corp.	3,449
90	Raymond James Financial, Inc. (c)	1,547
176	TD AMERITRADE Holding Corp. (a)	2,503
67	Waddell & Reed Financial, Inc., Class A (c)	1,032
		11,310
	Chemicals — 2.5%
63	Airgas, Inc.	2,460
80	Celanese Corp., Class A	993
11	CF Industries Holdings, Inc.	521
58	Eastman Chemical Co.	1,844
52	FMC Corp.	2,333
69	Olin Corp.	1,248
33	Terra Industries, Inc.	543
		9,942
	Commercial Banks — 2.4%
93	BancorpSouth, Inc. (c)	2,175
44	Bank of Hawaii Corp.	1,974
44	BOK Financial Corp.	1,781
136	TCF Financial Corp. (c)	1,858
36	UMB Financial Corp.	1,779
		9,567
	Commercial Services & Supplies — 1.1%
158	R.R. Donnelley & Sons Co.	2,140
88	Republic Services, Inc.	2,182
		4,322
	Communications Equipment — 1.1%
60	CommScope, Inc. (a)	928
85	Harris Corp.	3,225
		4,153
	Computers & Peripherals — 1.8%
64	Lexmark International, Inc., Class A (a)	1,716
137	NCR Corp. (a)	1,932
120	QLogic Corp. (a)	1,613
138	Western Digital Corp. (a)	1,580
		6,841
	Construction & Engineering — 0.3%
30	URS Corp. (a)	1,215
	Consumer Finance — 0.2%
96	Discover Financial Services	919
	Containers & Packaging — 1.3%
137	Crown Holdings, Inc. (a)	2,636
22	Greif, Inc., Class A	724
87	Packaging Corp. of America	1,174
20	Sonoco Products Co.	473
		5,007
	Diversified Consumer Services — 3.7%
66	Apollo Group, Inc., Class A (a)	5,034
65	DeVry, Inc.	3,731
171	H&R Block, Inc.	3,883
9	Strayer Education, Inc.	1,930
		14,578
	Diversified Financial Services — 0.7%
105	NASDAQ OMX Group, Inc. (The) (a) (c)	2,593
	Diversified Telecommunication Services — 2.3%
105	CenturyTel, Inc.	2,877
94	Embarq Corp.	3,378
313	Windstream Corp.	2,882
		9,137
	Electric Utilities — 2.1%
93	DPL, Inc.	2,113
108	Edison International	3,462
158	Pepco Holdings, Inc.	2,809
		8,384

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   21

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electrical Equipment — 0.8%
54	Brady Corp., Class A (c)	1,288
58	Hubbell, Inc., Class B	1,904
		3,192
	Electronic Equipment, Instruments & Components — 1.1%
25	Anixter International, Inc. (a)	756
117	Arrow Electronics, Inc. (a)	2,208
199	Jabil Circuit, Inc.	1,344
		4,308
	Energy Equipment & Services — 2.4%
105	BJ Services Co.	1,228
64	ENSCO International, Inc.	1,817
61	Helmerich & Payne, Inc.	1,391
137	Key Energy Services, Inc. (a)	606
36	National Oilwell Varco, Inc. (a)	888
48	Oil States International, Inc. (a)	902
132	Patterson-UTI Energy, Inc.	1,522
40	Unit Corp. (a)	1,075
		9,429
	Food & Staples Retailing — 0.5%
54	BJ’s Wholesale Club, Inc. (a) (c)	1,857
	Food Products — 0.8%
67	Flowers Foods, Inc.	1,637
66	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	1,490
		3,127
	Gas Utilities — 2.4%
67	Energen Corp.	1,957
76	National Fuel Gas Co.	2,373
88	Questar Corp.	2,865
83	UGI Corp.	2,037
		9,232
	Health Care Equipment & Supplies — 0.3%
60	Kinetic Concepts, Inc. (a) (c)	1,144
	Health Care Providers & Services — 5.6%
64	Aetna, Inc.	1,821
56	AMERIGROUP Corp. (a)	1,638
137	Cigna Corp.	2,304
50	Express Scripts, Inc. (a)	2,735
63	Laboratory Corp. of America Holdings (a) (c)	4,077
64	Lincare Holdings, Inc. (a)	1,718
97	Omnicare, Inc.	2,689
95	Quest Diagnostics, Inc.	4,939
		21,921
	Hotels, Restaurants & Leisure — 1.3%
125	Darden Restaurants, Inc.	3,531
53	International Speedway Corp., Class A	1,534
		5,065
	Household Durables — 1.4%
2	Garmin Ltd., (Cayman Islands)	31
147	Leggett & Platt, Inc.	2,228
49	Snap-On, Inc.	1,936
52	Tupperware Brands Corp.	1,177
		5,372
	Household Products — 0.8%
59	Church & Dwight Co., Inc.	3,325
	Insurance — 6.1%
55	Allied World Assurance Co. Holdings Ltd., (Bermuda)	2,233
54	American Financial Group, Inc.	1,224
58	Arch Capital Group Ltd., (Bermuda) (a)	4,076
80	Aspen Insurance Holdings Ltd., (Bermuda)	1,930
70	Assurant, Inc.	2,093
117	Axis Capital Holdings Ltd., (Bermuda)	3,392
47	Hanover Insurance Group, Inc. (The)	2,007
26	PartnerRe Ltd., (Bermuda)	1,860
60	Platinum Underwriters Holdings Ltd., (Bermuda)	2,174
47	StanCorp Financial Group, Inc.	1,946
27	Transatlantic Holdings, Inc. (c)	1,062
		23,997
	Internet & Catalog Retail — 0.7%
35	priceline.com, Inc. (a) (c)	2,600
	Internet Software & Services — 0.4%
30	Sohu.com, Inc., (China) (a)	1,399
	IT Services — 2.9%
81	Affiliated Computer Services, Inc., Class A (a)	3,726
31	Alliance Data Systems Corp. (a) (c)	1,431
110	Broadridge Financial Solutions, Inc.	1,373
60	Computer Sciences Corp. (a)	2,110
101	Hewitt Associates, Inc., Class A (a)	2,878
		11,518
	Leisure Equipment & Products — 0.8%
103	Hasbro, Inc.	2,994

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Life Sciences Tools & Services — 0.9%
144	Life Technologies Corp. (a)	3,363
	Machinery — 4.5%
67	AGCO Corp. (a) (m)	1,586
79	Cummins, Inc.	2,115
95	Dover Corp.	3,116
56	Eaton Corp.	2,769
50	Gardner Denver, Inc. (a)	1,171
33	Lincoln Electric Holdings, Inc.	1,668
109	Manitowoc Co., Inc. (The)	941
70	Parker Hannifin Corp.	2,997
34	SPX Corp.	1,369
		17,732
	Marine — 0.3%
48	Kirby Corp. (a) (c)	1,324
	Media — 2.3%
78	CBS Corp., Class B	638
88	DISH Network Corp., Class A (a)	971
77	DreamWorks Animation SKG, Inc., Class A (a)	1,934
58	Marvel Entertainment, Inc. (a)	1,791
72	Omnicom Group, Inc.	1,946
84	Viacom, Inc., Class B (a)	1,599
		8,879
	Metals & Mining — 0.2%
10	Cliffs Natural Resources, Inc.	267
17	United States Steel Corp.	636
		903
	Multiline Retail — 0.6%
74	Big Lots, Inc. (a)	1,078
48	Family Dollar Stores, Inc.	1,241
		2,319
	Multi-Utilities — 4.9%
114	Alliant Energy Corp.	3,316
256	CenterPoint Energy, Inc.	3,226
61	Dominion Resources, Inc.	2,195
72	DTE Energy Co.	2,550
129	MDU Resources Group, Inc.	2,784
68	SCANA Corp.	2,412
205	TECO Energy, Inc. (c)	2,536
		19,019
	Oil, Gas & Consumable Fuels — 3.6%
39	Berry Petroleum Co., Class A (c)	297
60	Cimarex Energy Co.	1,597
45	Encore Acquisition Co. (a) (c)	1,156
59	Forest Oil Corp. (a)	974
54	Frontline Ltd., (Bermuda)	1,611
72	Mariner Energy, Inc. (a)	737
46	Massey Energy Co.	638
46	Murphy Oil Corp. (c)	2,022
60	Noble Energy, Inc.	2,966
60	W&T Offshore, Inc. (c)	861
30	Walter Industries, Inc.	523
25	Whiting Petroleum Corp. (a)	847
		14,229
	Paper & Forest Products — 0.6%
365	Domtar Corp., (Canada) (a)	609
135	International Paper Co.	1,588
		2,197
	Personal Products — 0.6%
62	Herbalife Ltd., (Cayman Islands)	1,338
58	NBTY, Inc. (a)	904
		2,242
	Pharmaceuticals — 1.8%
102	Endo Pharmaceuticals Holdings, Inc. (a)	2,640
64	Perrigo Co.	2,068
85	Watson Pharmaceuticals, Inc. (a)	2,249
		6,957
	Professional Services — 0.5%
37	Watson Wyatt Worldwide, Inc., Class A	1,774
	Real Estate Investment Trusts (REITs) — 5.1%
79	AMB Property Corp. (c)	1,842
308	Annaly Capital Management, Inc.	4,880
75	Health Care REIT, Inc. (c)	3,152
94	Hospitality Properties Trust	1,402
54	Mack-Cali Realty Corp.	1,330
71	Nationwide Health Properties, Inc. (c)	2,028
47	ProLogis (c)	652
95	Senior Housing Properties Trust	1,703
92	Ventas, Inc.	3,095
		20,084
	Real Estate Management & Development — 0.2%
31	Jones Lang LaSalle, Inc.	849
	Road & Rail — 1.0%
52	CSX Corp.	1,687
53	Ryder System, Inc.	2,051
		3,738

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   23

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Semiconductors & Semiconductor Equipment — 2.4%
142	Amkor Technology, Inc. (a)	310
140	Integrated Device Technology, Inc. (a)	785
70	Intersil Corp., Class A	644
49	Linear Technology Corp.	1,089
146	Marvell Technology Group Ltd., (Bermuda) (a)	975
162	National Semiconductor Corp.	1,626
351	ON Semiconductor Corp. (a)	1,194
159	Xilinx, Inc. (c)	2,827
		9,450
	Software — 2.7%
119	BMC Software, Inc. (a)	3,214
195	Compuware Corp. (a)	1,315
85	Parametric Technology Corp. (a)	1,073
51	Sybase, Inc. (a)	1,273
156	Symantec Corp. (a)	2,108
85	Synopsys, Inc. (a)	1,582
		10,565
	Specialty Retail — 4.7%
94	Advance Auto Parts, Inc.	3,148
58	Aeropostale, Inc. (a)	936
32	AutoZone, Inc. (a)	4,400
76	GameStop Corp., Class A (a)	1,636
255	Gap, Inc. (The)	3,417
119	RadioShack Corp.	1,419
109	Ross Stores, Inc.	3,247
		18,203
	Textiles, Apparel & Luxury Goods — 1.2%
68	Fossil, Inc. (a)	1,140
49	V.F. Corp.	2,687
47	Warnaco Group, Inc. (The) (a)	930
		4,757
	Thrifts & Mortgage Finance — 1.7%
238	Hudson City Bancorp, Inc.	3,802
241	New York Community Bancorp, Inc.	2,883
		6,685
	Tobacco — 2.8%
66	Lorillard, Inc.	3,726
37	Reynolds American, Inc.	1,471
83	UST, Inc.	5,738
		10,935
	Total Long-Term Investments (Cost $541,800)	382,056
Short-Term Investment — 1.7%
	Investment Company — 1.7%
6,791	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares (b) (m) (Cost $6,791)	6,791

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 4.7%
	Certificate of Deposit — 0.6%
2,500	Calyon, New York, VAR, 0.397%, 03/15/10	2,417
	Corporate Notes — 3.3%
4,000	BBVA U.S. Senior S.A., (Spain), VAR, 2.149%, 03/12/10 (e)	3,913
5,000	General Electric Capital Corp., VAR, 0.400%, 03/12/10	4,773
4,500	Monumental Global Funding III, VAR, 2.203%, 05/24/10 (e)	4,177
		12,863

SHARES
	Investment Company — 0.8%
2,886	JPMorgan Prime Money Market Fund, Capital Shares (b)	2,886
	Total Investments of Cash Collateral for Securities on Loan (Cost $18,886)	18,166
	Total Investments — 104.2% (Cost $567,477)	407,013
	Liabilities in Excess of Other Assets — (4.2)%	(16,495)
	NET ASSETS — 100.0%	$390,518

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
30	S&P Mid Cap 400	03/19/09	$8,058	$722

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.9%
	Common Stocks — 95.9%
	Aerospace & Defense — 5.2%
3	General Dynamics Corp.	184
1	L-3 Communications Holdings, Inc.	103
2	Lockheed Martin Corp.	194
3	Raytheon Co.	176
		657
	Airlines — 0.9%
13	Southwest Airlines Co.	115
	Auto Components — 0.2%
1	Autoliv, Inc., (Sweden)	19
	Beverages — 0.2%
2	Constellation Brands, Inc., Class A (a)	30
	Biotechnology — 0.7%
2	Amgen, Inc. (a)	92
	Capital Markets — 2.8%
1	Federated Investors, Inc., Class B	22
1	Goldman Sachs Group, Inc. (The)	89
3	Knight Capital Group, Inc., Class A (a)	48
2	Morgan Stanley	39
2	State Street Corp.	96
4	TD AMERITRADE Holding Corp. (a)	59
		353
	Chemicals — 1.8%
1	CF Industries Holdings, Inc.	30
1	Monsanto Co.	85
2	Olin Corp.	44
1	Rohm & Haas Co.	40
2	Terra Industries, Inc.	33
		232
	Commercial Banks — 2.4%
1	Bank of Hawaii Corp.	63
7	First Bancorp	75
2	National Penn Bancshares, Inc.	32
1	SVB Financial Group (a)	18
5	U.S. Bancorp	113
		301
	Commercial Services & Supplies — 0.8%
1	Cintas Corp.	23
1	Pitney Bowes, Inc.	26
1	R.R. Donnelley & Sons Co.	18
1	Republic Services, Inc.	28
		95
	Communications Equipment — 1.9%
20	Brocade Communications Systems, Inc. (a)	57
2	Harris Corp.	84
4	InterDigital, Inc. (a)	99
		240
	Computers & Peripherals — 5.0%
5	Hewlett-Packard Co.	170
2	International Business Machines Corp.	202
4	Lexmark International, Inc., Class A (a)	104
6	QLogic Corp. (a)	84
2	SanDisk Corp. (a)	20
5	Western Digital Corp. (a)	53
		633
	Construction & Engineering — 1.1%
5	EMCOR Group, Inc. (a)	101
1	URS Corp. (a)	41
		142
	Consumer Finance — 0.3%
1	Cash America International, Inc.	36
	Containers & Packaging — 0.8%
2	Pactiv Corp. (a)	47
1	Rock-Tenn Co., Class A	48
		95
	Diversified Consumer Services — 0.9%
1	Apollo Group, Inc., Class A (a)	53
3	H&R Block, Inc.	65
		118
	Diversified Financial Services — 1.8%
10	Bank of America Corp.	138
4	Citigroup, Inc.	24
1	Interactive Brokers Group, Inc., Class A (a)	19
2	NASDAQ OMX Group, Inc. (The) (a)	49
		230
	Diversified Telecommunication Services — 3.0%
3	AT&T, Inc.	97
3	CenturyTel, Inc.	81
3	Embarq Corp.	90
3	Frontier Communications Corp.	24
9	Windstream Corp.	82
		374
	Electric Utilities — 2.0%
3	DPL, Inc.	68
3	Edison International	93

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   25

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electric Utilities — Continued
2	FirstEnergy Corp.	92
		253
	Electronic Equipment, Instruments & Components — 0.2%
2	Ingram Micro, Inc., Class A (a)	20
	Energy Equipment & Services — 1.7%
2	ENSCO International, Inc.	63
4	National Oilwell Varco, Inc. (a)	89
3	Noble Corp.	66
		218
	Food & Staples Retailing — 2.3%
3	BJ’s Wholesale Club, Inc. (a)	101
4	Kroger Co. (The)	115
1	Wal-Mart Stores, Inc.	78
		294
	Food Products — 2.3%
3	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	62
1	General Mills, Inc.	36
2	Ralcorp Holdings, Inc. (a)	88
4	TreeHouse Foods, Inc. (a)	103
		289
	Gas Utilities — 0.7%
2	New Jersey Resources Corp.	71
1	UGI Corp.	17
		88
	Health Care Providers & Services — 3.8%
5	Aetna, Inc.	151
2	Amedisys, Inc. (a)	75
2	Centene Corp. (a)	30
3	Cigna Corp.	51
3	Omnicare, Inc.	93
2	Owens & Minor, Inc.	75
		475
	Hotels, Restaurants & Leisure — 1.3%
3	McDonald’s Corp.	162
	Household Durables — 0.6%
2	Centex Corp.	26
2	Leggett & Platt, Inc.	24
1	Snap-On, Inc.	31
		81
	Household Products — 1.6%
3	Church & Dwight Co., Inc.	140
1	Clorox Co.	56
		196
	Industrial Conglomerates — 0.7%
5	General Electric Co.	81
	Insurance — 3.1%
3	ACE Ltd., (Switzerland)	153
1	Allied World Assurance Co. Holdings Ltd., (Bermuda)	40
3	Chubb Corp. (The)	166
1	Travelers Cos., Inc. (The)	32
		391
	Internet Software & Services — 0.5%
4	EarthLink, Inc. (a)	28
1	Sohu.com, Inc., (China) (a)	33
		61
	IT Services — 1.0%
4	Accenture Ltd., (Bermuda), Class A	130
	Leisure Equipment & Products — 0.2%
1	Hasbro, Inc.	31
	Life Sciences Tools & Services — 0.9%
5	Life Technologies Corp. (a)	111
	Machinery — 1.6%
2	AGCO Corp. (a)	50
2	Gardner Denver, Inc. (a)	56
1	Joy Global, Inc.	18
2	Wabtec Corp.	75
		199
	Media — 2.0%
3	DISH Network Corp., Class A (a)	36
3	Omnicom Group, Inc.	93
6	Walt Disney Co. (The)	126
		255
	Metals & Mining — 0.9%
1	Cliffs Natural Resources, Inc.	25
1	Compass Minerals International, Inc.	47
1	United States Steel Corp.	32
1	Worthington Industries, Inc.	9
		113
	Multiline Retail — 0.3%
2	Big Lots, Inc. (a)	35

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Multi-Utilities — 1.3%
2	Dominion Resources, Inc.	79
6	TECO Energy, Inc.	79
		158
	Oil, Gas & Consumable Fuels — 10.2%
3	Chevron Corp.	251
4	ConocoPhillips	184
6	Exxon Mobil Corp.	479
3	Hess Corp.	153
4	Occidental Petroleum Corp.	219
		1,286
	Personal Products — 1.1%
1	Chattem, Inc. (a)	78
4	NBTY, Inc. (a)	59
		137
	Pharmaceuticals — 9.0%
3	Bristol-Myers Squibb Co.	72
5	Eli Lilly & Co.	191
2	Endo Pharmaceuticals Holdings, Inc. (a)	58
2	Johnson & Johnson	108
10	King Pharmaceuticals, Inc. (a)	103
3	Merck & Co., Inc.	82
4	Perrigo Co.	118
10	Pfizer, Inc.	176
8	ViroPharma, Inc. (a)	104
8	Warner Chilcott Ltd., (Bermuda), Class A (a)	121
		1,133
	Professional Services — 0.4%
1	Watson Wyatt Worldwide, Inc., Class A	48
	Real Estate Investment Trusts (REITs) — 1.5%
4	Annaly Capital Management, Inc.	55
1	Digital Realty Trust, Inc.	26
1	Entertainment Properties Trust	21
1	Equity Lifestyle Properties, Inc.	27
2	Omega Healthcare Investors, Inc.	35
2	ProLogis	26
		190
	Road & Rail — 1.3%
3	CSX Corp.	86
2	Norfolk Southern Corp.	71
		157
	Semiconductors & Semiconductor Equipment — 2.1%
2	Altera Corp.	30
4	Integrated Device Technology, Inc. (a)	22
4	Intel Corp.	62
2	Lam Research Corp. (a)	45
3	Marvell Technology Group Ltd., (Bermuda) (a)	18
2	National Semiconductor Corp.	16
9	ON Semiconductor Corp. (a)	29
3	Skyworks Solutions, Inc. (a)	19
1	Xilinx, Inc.	20
		261
	Software — 4.7%
3	BMC Software, Inc. (a)	78
13	Oracle Corp. (a)	226
4	Solera Holdings, Inc. (a)	89
3	Sybase, Inc. (a)	78
9	Symantec Corp. (a)	118
		589
	Specialty Retail — 2.8%
3	Aeropostale, Inc. (a)	42
1	AutoZone, Inc. (a)	98
9	Gap, Inc. (The)	118
2	Sherwin-Williams Co. (The)	95
		353
	Textiles, Apparel & Luxury Goods — 0.2%
1	Carter’s, Inc. (a)	25
	Thrifts & Mortgage Finance — 1.1%
6	Hudson City Bancorp, Inc.	94
4	New York Community Bancorp, Inc.	47
		141
	Tobacco — 2.5%
12	Altria Group, Inc.	181
2	Lorillard, Inc.	132
		313
	Wireless Telecommunication Services — 0.2%
2	Syniverse Holdings, Inc. (a)	29
	Total Long-Term Investments (Cost $14,598)	12,065
Short-Term Investments — 5.5%
	Investment Company — 4.6%
578	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m)	578

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   27

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — Continued
	U.S. Treasury Obligation — 0.9%
110	U.S. Treasury Bill, 0.000%, 02/12/09 (k) (n)	110
	Total Short-Term Investments (Cost $688)	688
	Total Investments — 101.4% (Cost $15,286)	12,753
	Liabilities in Excess of Other Assets — (1.4)%	(176)
	NET ASSETS — 100.0%	$12,577

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1	S&P 500 Index	03/19/09	$225	$3

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

JPMorgan Intrepid Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Positions — 119.3% (j)
Long-Term Investments — 115.8%
	Common Stocks — 112.0%
	Aerospace & Defense — 5.4%
7	Goodrich Corp.	243
17	Honeywell International, Inc.	571
12	Northrop Grumman Corp.	533
11	Raytheon Co.	543
9	United Technologies Corp.	493
		2,383
	Airlines — 1.0%
24	Continental Airlines, Inc., Class B (a)	438
	Beverages — 2.0%
19	Coca-Cola Co. (The)	877
	Biotechnology — 3.9%
16	Amgen, Inc. (a)	951
11	Biogen Idec, Inc. (a)	504
3	Cephalon, Inc. (a)	258
		1,713
	Capital Markets — 4.1%
21	Ameriprise Financial, Inc.	499
32	Morgan Stanley	520
8	State Street Corp.	297
34	TD AMERITRADE Holding Corp. (a)	483
		1,799
	Chemicals — 1.5%
11	Airgas, Inc.	437
12	Terra Industries, Inc.	204
		641
	Commercial Banks — 2.3%
35	Wells Fargo & Co.	1,030
	Communications Equipment — 3.8%
56	Cisco Systems, Inc. (a)	914
22	QUALCOMM, Inc.	783
		1,697
	Computers & Peripherals — 4.0%
5	Apple, Inc. (a)	397
25	Hewlett-Packard Co.	910
34	NetApp, Inc. (a)	475
		1,782
	Construction & Engineering — 2.5%
10	EMCOR Group, Inc. (a)	219
5	Granite Construction, Inc.	223
10	Shaw Group, Inc. (The) (a)	205
11	URS Corp. (a)	446
		1,093
	Diversified Consumer Services — 0.6%
3	Apollo Group, Inc., Class A (a)	259
	Diversified Financial Services — 2.2%
28	Bank of America Corp.	391
83	Citigroup, Inc.	559
		950
	Diversified Telecommunication Services — 4.7%
40	AT&T, Inc.	1,127
27	Verizon Communications, Inc.	931
		2,058
	Electrical Equipment — 1.6%
15	Rockwell Automation, Inc.	468
9	Thomas & Betts Corp. (a)	228
		696
	Electronic Equipment, Instruments & Components — 0.5%
18	Ingram Micro, Inc., Class A (a)	235
	Energy Equipment & Services — 1.2%
12	National Oilwell Varco, Inc. (a)	285
6	Schlumberger Ltd.	263
		548
	Food & Staples Retailing — 4.0%
30	Safeway, Inc.	705
19	Wal-Mart Stores, Inc.	1,082
		1,787
	Food Products — 1.2%
9	General Mills, Inc.	518
	Health Care Equipment & Supplies — 0.6%
7	Zimmer Holdings, Inc. (a)	270
	Health Care Providers & Services — 4.3%
25	Aetna, Inc.	699
20	LifePoint Hospitals, Inc. (a)	450
18	WellPoint, Inc. (a)	767
		1,916
	Hotels, Restaurants & Leisure — 1.9%
13	McDonald’s Corp.	818
	Household Durables — 1.4%
20	Centex Corp.	215

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   29

JPMorgan Intrepid Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Durables — Continued
48	Lennar Corp., Class A	412
		627
	Household Products — 3.2%
23	Procter & Gamble Co.	1,417
	Industrial Conglomerates — 1.1%
31	General Electric Co.	509
	Insurance — 4.7%
8	ACE Ltd., (Switzerland)	426
3	Arch Capital Group Ltd., (Bermuda) (a)	210
15	Axis Capital Holdings Ltd., (Bermuda)	428
22	Principal Financial Group, Inc.	503
27	Unum Group	493
		2,060
	Internet & Catalog Retail — 0.5%
3	priceline.com, Inc. (a)	227
	Internet Software & Services — 1.5%
2	Google, Inc., Class A (a)	660
	IT Services — 1.5%
13	Accenture Ltd., (Bermuda), Class A	418
8	Hewitt Associates, Inc., Class A (a)	224
		642
	Machinery — 1.0%
25	Terex Corp. (a)	425
	Media — 2.5%
30	Comcast Corp., Class A	510
61	Time Warner, Inc.	615
		1,125
	Metals & Mining — 1.0%
9	Cliffs Natural Resources, Inc.	222
20	Steel Dynamics, Inc.	221
		443
	Multiline Retail — 1.2%
10	Family Dollar Stores, Inc.	251
25	Macy’s, Inc.	262
		513
	Oil, Gas & Consumable Fuels — 12.8%
9	Anadarko Petroleum Corp.	335
5	Apache Corp.	357
11	Chevron Corp.	826
27	Exxon Mobil Corp.	2,195
20	Marathon Oil Corp.	560
12	Occidental Petroleum Corp.	716
31	Valero Energy Corp.	677
		5,666
	Pharmaceuticals — 9.6%
8	Abbott Laboratories	424
11	Bristol-Myers Squibb Co.	246
15	Johnson & Johnson	897
34	Merck & Co., Inc.	1,030
61	Pfizer, Inc.	1,073
34	Schering-Plough Corp.	587
		4,257
	Real Estate Investment Trusts (REITs) — 0.6%
5	Simon Property Group, Inc.	272
	Road & Rail — 1.2%
11	Norfolk Southern Corp.	513
	Semiconductors & Semiconductor Equipment — 4.2%
26	Broadcom Corp., Class A (a)	444
29	Lam Research Corp. (a)	610
93	Marvell Technology Group Ltd., (Bermuda) (a)	618
23	NVIDIA Corp. (a)	185
		1,857
	Software — 5.0%
25	CA, Inc.	460
32	Microsoft Corp.	620
12	Oracle Corp. (a)	216
36	Symantec Corp. (a)	493
23	Synopsys, Inc. (a)	419
		2,208
	Specialty Retail — 2.7%
7	Advance Auto Parts, Inc.	223
9	Best Buy Co., Inc.	252
19	Gap, Inc. (The)	249
8	Sherwin-Williams Co. (The)	462
		1,186
	Textiles, Apparel & Luxury Goods — 0.6%
13	Coach, Inc. (a)	262
	Tobacco — 2.4%
24	Altria Group, Inc.	367
15	Philip Morris International, Inc.	674
		1,041
	Total Common Stocks (Cost $50,228)	49,418

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Investment Company — 3.8%
58	Utilities Select Sector SPDR Fund (Cost $1,641)	1,677
	Total Long-Term Investments (Cost $51,869)	51,095
Short-Term Investment — 3.5%
	Investment Company — 3.5%
1,545	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $1,545)	1,545
	Total Investments — 119.3% (Cost $53,414)	52,640
	Liabilities in Excess of Other Assets — (19.3)%	(8,531)
	NET ASSETS — 100.0%	$44,109
Short Positions — 19.0%
	Common Stocks — 16.9%
	Aerospace & Defense — 1.2%
5	Boeing Co.	209
4	Lockheed Martin Corp.	311
		520
	Beverages — 0.4%
3	PepsiCo, Inc.	191
	Capital Markets — 1.0%
11	Affiliated Managers Group, Inc. (a)	441
	Chemicals — 0.4%
7	E.l. du Pont de Nemours & Co.	182
	Communications Equipment — 0.4%
5	Research In Motion Ltd., (Canada) (a)	199
	Construction & Engineering — 0.5%
7	Aecom Technology Corp. (a)	201
	Electrical Equipment — 0.5%
6	Acuity Brands, Inc.	200
	Energy Equipment & Services — 0.4%
9	Cameron International Corp. (a)	187
	Food & Staples Retailing — 0.4%
8	Kroger Co. (The)	198
	Health Care Providers & Services — 1.8%
8	Humana, Inc. (a)	299
7	Magellan Health Services, Inc. (a)	290
5	Universal Health Services, Inc., Class B	201
		790
	Household Durables — 0.9%
5	Fortune Brands, Inc.	196
5	Mohawk Industries, Inc. (a)	195
		391
	Household Products — 0.4%
3	Colgate-Palmolive Co.	190
	Internet Software & Services — 0.4%
4	Equinix, Inc. (a)	191
	Machinery — 0.9%
9	Caterpillar, Inc.	402
	Multiline Retail — 0.4%
5	Target Corp.	175
	Oil, Gas & Consumable Fuels — 0.7%
11	Southwestern Energy Co. (a)	330
	Pharmaceuticals — 1.0%
4	Novartis AG, (Switzerland), ADR	203
7	Perrigo Co.	221
		424
	Professional Services — 0.5%
4	Watson Wyatt Worldwide, Inc., Class A	207
	Semiconductors & Semiconductor Equipment — 2.0%
29	Applied Materials, Inc.	296
9	Linear Technology Corp.	198
25	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	196
12	Texas Instruments, Inc.	192
		882
	Software — 0.9%
10	Check Point Software Technologies, (Israel) (a)	189
8	Citrix Systems, Inc. (a)	196
		385
	Specialty Retail — 0.4%
7	Bed Bath & Beyond, Inc. (a)	189
	Textiles, Apparel & Luxury Goods — 0.9%
15	Hanesbrands, Inc. (a)	191
4	Nike, Inc., Class B	199
		390
	Trading Companies & Distributors — 0.5%
6	MSC Industrial Direct Co., Class A	209
	Total Common Stocks (Proceeds $7,278)	7,474

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   31

JPMorgan Intrepid Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Investment Companies — 2.1%
7	iShares Dow Jones US Real Estate Index Fund	253
7	SPDR Trust, Series 1	664
	Total Investment Companies (Proceeds $886)	917
	Total Short Positions — 19.0% (Proceeds $8,164)	$8,391

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.8%
	Common Stocks — 96.8%
	Aerospace & Defense — 2.5%
56	General Dynamics Corp.	3,216
58	Raytheon Co.	2,976
		6,192
	Airlines — 1.1%
27	Copa Holdings S.A., (Panama), Class A	807
236	Southwest Airlines Co.	2,032
		2,839
	Auto Components — 0.3%
35	Autoliv, Inc., (Sweden)	759
	Beverages — 0.7%
59	Constellation Brands, Inc., Class A (a)	924
35	Pepsi Bottling Group, Inc.	794
		1,718
	Biotechnology — 1.7%
71	Amgen, Inc. (a)	4,106
	Capital Markets — 4.1%
45	Apollo Investment Corp. (c)	422
35	Bank of New York Mellon Corp. (The)	983
38	Goldman Sachs Group, Inc. (The)	3,211
32	Knight Capital Group, Inc., Class A (a)	512
79	Merrill Lynch & Co., Inc.	923
94	Morgan Stanley	1,505
30	Raymond James Financial, Inc.	519
51	State Street Corp.	1,994
9	TD AMERITRADE Holding Corp. (a)	131
		10,200
	Chemicals — 1.9%
12	CF Industries Holdings, Inc.	605
16	FMC Corp.	729
34	Mosaic Co. (The)	1,173
31	PPG Industries, Inc.	1,328
13	Rohm & Haas Co.	778
		4,613
	Commercial Banks — 6.3%
20	Bank of Hawaii Corp.	883
117	BB&T Corp. (c)	3,209
48	National Penn Bancshares, Inc. (c)	694
21	PNC Financial Services Group, Inc.	1,047
44	TCF Financial Corp.	595
142	U.S. Bancorp	3,553
187	Wells Fargo & Co.	5,523
		15,504
	Commercial Services & Supplies — 0.6%
31	Pitney Bowes, Inc.	783
54	R.R. Donnelley & Sons Co.	731
		1,514
	Computers & Peripherals — 1.6%
74	Hewlett-Packard Co.	2,668
8	International Business Machines Corp.	690
70	SanDisk Corp. (a)	669
		4,027
	Construction & Engineering — 0.6%
35	EMCOR Group, Inc. (a)	780
19	URS Corp. (a)	779
		1,559
	Consumer Finance — 0.9%
70	Capital One Financial Corp.	2,239
	Containers & Packaging — 0.6%
23	Rock-Tenn Co., Class A	793
31	Sonoco Products Co.	721
		1,514
	Diversified Financial Services — 3.3%
326	Bank of America Corp.	4,589
297	Citigroup, Inc.	1,995
22	NASDAQ OMX Group, Inc. (The) (a) (c)	545
35	NYSE Euronext	964
		8,093
	Diversified Telecommunication Services — 6.0%
372	AT&T, Inc.	10,613
34	CenturyTel, Inc. (c)	921
21	Embarq Corp.	758
89	Frontier Communications Corp.	774
276	Qwest Communications International, Inc. (c)	1,004
99	Windstream Corp.	909
		14,979
	Electric Utilities — 3.0%
118	American Electric Power Co., Inc.	3,937
106	Edison International	3,400
		7,337
	Electronic Equipment, Instruments & Components — 0.2%
29	Ingram Micro, Inc., Class A (a)	390
	Energy Equipment & Services — 1.1%
22	ENSCO International, Inc.	627
83	Key Energy Services, Inc. (a)	364

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   33

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Energy Equipment & Services — Continued
82	Noble Corp.	1,818
		2,809
	Food & Staples Retailing — 1.6%
14	BJ’s Wholesale Club, Inc. (a) (c)	473
51	Safeway, Inc.	1,207
43	Wal-Mart Stores, Inc.	2,394
		4,074
	Food Products — 1.8%
35	Archer-Daniels-Midland Co.	1,009
47	Dean Foods Co. (a)	845
126	Del Monte Foods Co.	898
34	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	751
17	General Mills, Inc.	1,051
		4,554
	Health Care Equipment & Supplies — 0.2%
28	Kinetic Concepts, Inc. (a) (c)	545
	Health Care Providers & Services — 2.2%
88	Aetna, Inc.	2,519
29	Cigna Corp.	495
32	Omnicare, Inc.	891
35	WellPoint, Inc. (a)	1,472
		5,377
	Hotels, Restaurants & Leisure — 0.8%
30	McDonald’s Corp.	1,891
	Household Durables — 0.5%
47	Centex Corp.	498
21	Stanley Works (The)	730
		1,228
	Household Products — 2.6%
37	Kimberly-Clark Corp.	1,946
74	Procter & Gamble Co.	4,556
		6,502
	Industrial Conglomerates — 2.5%
386	General Electric Co.	6,248
	Insurance — 5.6%
62	ACE Ltd., (Switzerland)	3,299
20	Allied World Assurance Co. Holdings Ltd., (Bermuda)	798
14	Arch Capital Group Ltd., (Bermuda) (a)	950
64	Chubb Corp.	3,254
26	Prudential Financial, Inc.	796
108	Travelers Cos., Inc. (The)	4,886
		13,983
	IT Services — 0.6%
15	Alliance Data Systems Corp. (a)	684
21	Computer Sciences Corp. (a)	738
		1,422
	Leisure Equipment & Products — 0.3%
27	Hasbro, Inc.	773
	Machinery — 1.1%
17	AGCO Corp. (a)	394
24	Caterpillar, Inc.	1,067
14	Gardner Denver, Inc. (a)	337
19	Parker Hannifin Corp.	815
		2,613
	Media — 3.2%
54	CBS Corp., Class B	439
78	DISH Network Corp., Class A (a)	865
43	Omnicom Group, Inc.	1,159
251	Time Warner, Inc.	2,522
127	Walt Disney Co. (The)	2,876
		7,861
	Metals & Mining — 0.7%
63	Alcoa, Inc.	714
11	Compass Minerals International, Inc.	616
13	United States Steel Corp.	482
		1,812
	Multiline Retail — 0.3%
45	Big Lots, Inc. (a)	652
	Multi-Utilities — 3.9%
25	Alliant Energy Corp.	721
59	CenterPoint Energy, Inc.	748
115	Dominion Resources, Inc.	4,116
77	Sempra Energy	3,265
59	TECO Energy, Inc. (c)	723
		9,573
	Office Electronics — 0.2%
51	Xerox Corp.	408
	Oil, Gas & Consumable Fuels — 15.6%
10	Apache Corp.	708
94	Chevron Corp.	6,942
36	Concho Resources, Inc. (a)	831
107	ConocoPhillips	5,561

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — Continued
255	Exxon Mobil Corp.	20,369
55	Occidental Petroleum Corp.	3,317
36	Valero Energy Corp.	770
12	Walter Industries, Inc.	205
		38,703
	Personal Products — 0.5%
30	Herbalife Ltd., (Cayman Islands)	647
39	NBTY, Inc. (a)	604
		1,251
	Pharmaceuticals — 9.0%
128	Eli Lilly & Co.	5,151
33	Endo Pharmaceuticals Holdings, Inc. (a)	842
35	Forest Laboratories, Inc. (a)	897
70	Johnson & Johnson	4,188
74	King Pharmaceuticals, Inc. (a)	787
536	Pfizer, Inc.	9,492
34	Watson Pharmaceuticals, Inc. (a)	911
		22,268
	Real Estate Investment Trusts (REITs) — 1.5%
12	Alexandria Real Estate Equities, Inc.	724
51	Annaly Capital Management, Inc.	813
16	Entertainment Properties Trust	480
26	Mack-Cali Realty Corp.	625
34	ProLogis	469
36	UDR, Inc.	491
		3,602
	Road & Rail — 0.3%
15	Norfolk Southern Corp.	694
	Semiconductors & Semiconductor Equipment — 0.6%
39	Lam Research Corp. (a)	834
41	Marvell Technology Group Ltd., (Bermuda) (a)	276
79	ON Semiconductor Corp. (a)	270
		1,380
	Software — 0.3%
29	Sybase, Inc. (a)	706
	Specialty Retail — 2.4%
6	AutoZone, Inc. (a)	900
59	Foot Locker, Inc.	436
184	Gap, Inc. (The)	2,468
59	RadioShack Corp.	704
26	Ross Stores, Inc.	765
37	TJX Cos., Inc.	759
		6,032
	Textiles, Apparel & Luxury Goods — 0.3%
35	Carter’s, Inc. (a)	664
	Tobacco — 1.7%
213	Altria Group, Inc.	3,202
26	Reynolds American, Inc.	1,040
		4,242
	Total Long-Term Investments (Cost $301,034)	239,450
Short-Term Investment — 3.0%
	Investment Company — 3.0%
7,507	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $7,507)	7,507
Investments of Cash Collateral for Securities on Loan — 2.9%
	Investment Company — 2.9%
7,144	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $7,144)	7,144
	Total Investments — 102.7% (Cost $315,685)	254,101
	Liabilities in Excess of Other Assets — (2.7)%	(6,643)
	NET ASSETS — 100.0%	$247,458

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
23	S&P 500 Index	03/19/09	$5,176	$113

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   35

J.P. Morgan Intrepid Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

ADR—	American Depositary Receipt

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2008.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors, Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(j)—	All or a portion of these securities are segregated for short sales.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(n)—	The rate shown is the effective yield at the date of purchase.

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   37

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands, except per share amounts)

	Intrepid America Fund		Intrepid Growth Fund		Intrepid Mid Cap Fund
ASSETS:
Investments in non-affiliates, at value	$1,807,674		$787,641		$397,336
Investments in affiliates, at value	79,781		79,994		9,677
Total investment securities, at value	1,887,455		867,635		407,013
Cash	—	(b)	—	(b)	5
Deposits with broker for futures	7,524		14,009		2,556
Receivables:
Fund shares sold	1,477		4,115		847
Interest and dividends	3,452		1,236		895
Variation margin on futures contracts	223		149		169
Total Assets	1,900,131		887,144		411,485

LIABILITIES:
Payables:
Investment securities purchased	5,336		2,714		—
Collateral for securities lending program	54,764		63,506		18,886
Fund shares redeemed	12,657		8,783		1,661
Accrued liabilities:
Investment advisory fees	1,024		465		165
Administration fees	168		44		13
Shareholder servicing fees	297		124		52
Distribution fees	23		29		40
Custodian and accounting fees	26		22		7
Trustees’ and Chief Compliance Officer’s fees	3		—		3
Other	112		158		140
Total Liabilities	74,410		75,845		20,967
Net Assets	$1,825,721		$811,299		$390,518

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
NET ASSETS:
Paid in capital	$2,713,269	$1,452,671	$576,955
Accumulated undistributed (distributions in excess of) net investment income	19,708	(64)	1,694
Accumulated net realized gains (losses)	(577,787)	(568,971)	(28,389)
Net unrealized appreciation (depreciation)	(329,469)	(72,337)	(159,742)
Total Net Assets	$1,825,721	$811,299	$390,518

Net Assets:
Class A	$73,651	$62,346	$107,069
Class B	—	—	12,520
Class C	13,492	25,097	17,238
Class R2	47	47	—
Class R5	111,181	115,761	—
Select Class	1,627,350	608,048	247,057
Ultra	—	—	6,634
Total	$1,825,721	$811,299	$390,518

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	4,638	4,220	11,831
Class B	—	—	1,525
Class C	854	1,716	2,098
Class R2	3	3	—
Class R5	6,990	7,833	—
Select Class	101,961	40,959	26,438
Ultra	—	—	709

Net Asset Value:
Class A — Redemption price per share	$15.88	$14.77	$9.05
Class B — Offering price per share (a)	—	—	8.21
Class C — Offering price per share (a)	15.80	14.63	8.22
Class R2 — Offering and redemption price per share	15.78	14.67	—
Class R5 — Offering and redemption price per share	15.91	14.78	—
Select Class — Offering and redemption price per share	15.96	14.85	9.34
Ultra — Offering and redemption price per share	—	—	9.35
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$16.76	$15.59	$9.55

Cost of investments in non-affiliates	$2,137,801	$860,360	$557,800
Cost of investments in affiliates	79,781	79,994	9,677
Value of securities on loan	54,460	60,216	19,031

(a)	Redemption price for Class B and Class C Shares varies based on the length of time the shares are held.

(b)	Amount is less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   39

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Multi Cap Fund		Intrepid Plus Fund		Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$12,175		$51,095		$239,450
Investments in affiliates, at value	578		1,545		14,651
Total investment securities, at value	12,753		52,640		254,101
Cash	—		7		—	(b)
Deposits with broker for futures	—		—		800
Receivables:
Investment securities sold	—		46,435		—
Fund shares sold	71		—		1,486
Interest and dividends	25		83		590
Variation margin on futures contracts	3		—		68
Due from Advisor	4		—		—
Total Assets	12,856		99,165		257,045

LIABILITIES:
Payables:
Due to custodian	179		—		—
Investment securities purchased	33		46,580		645
Securities sold short, at value	—		8,391		—
Collateral for securities lending program	—		—		7,144
Fund shares redeemed	39		8		1,510
Accrued liabilities:
Investment advisory fees	—		38		97
Administration fees	—	(b)	2		5
Shareholder servicing fees	—		—		39
Distribution fees	3		—	(b)	45
Custodian and accounting fees	3		1		4
Trustees’ and Chief Compliance Officer’s fees	—	(b)	1		—	(b)
Other	22		35		98
Total Liabilities	279		55,056		9,587
Net Assets	$12,577		$44,109		$247,458

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

	Intrepid Multi Cap Fund	Intrepid Plus Fund	Intrepid Value Fund
NET ASSETS:
Paid in capital	$21,297	$64,705	$399,952
Accumulated undistributed (distributions in excess of) net investment income	81	40	1,609
Accumulated net realized gains (losses)	(6,271)	(19,635)	(92,632)
Net unrealized appreciation (depreciation)	(2,530)	(1,001)	(61,471)
Total Net Assets	$12,577	$44,109	$247,458

Net Assets:
Class A	$6,775	$544	$107,612
Class C	2,853	101	36,454
Class R2	—	—	47
Class R5	—	—	7,947
Select Class	2,949	43,464	95,398
Total	$12,577	$44,109	$247,458

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	521	53	6,382
Class C	221	10	2,175
Class R2	—	—	3
Class R5	—	—	470
Select Class	227	4,215	5,641

Net Asset Value
Class A — Redemption price per share	$13.00	$10.30	$16.86
Class C — Offering price per share (a)	12.88	10.15	16.76
Class R2 — Offering and redemption price per share	—	—	16.86
Class R5 — Offering and redemption price per share	—	—	16.92
Select Class — Offering and redemption price per share	13.02	10.31	16.91
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$13.72	$10.87	$17.79

Cost of investments in non-affiliates	$14,708	$51,869	$301,034
Cost of investments in affiliates	578	1,545	14,651
Proceeds from securities sold short	—	8,164	—
Value of securities on loan	—	—	4,359

(a)	Redemption price for Class C Shares varies based on the length of time the shares are held.

(b)	Amount is less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   41

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$32,779	$11,304	$5,610
Dividend income from affiliates (a)	451	295	138
Interest income from non-affiliates	—	276	—
Interest income from affiliates	10	1	—
Income from securities lending (net)	321	155	208
Total investment income	33,561	12,031	5,956

EXPENSES:
Investment advisory fees	8,918	5,264	1,612
Administration fees	1,433	842	259
Distribution fees:
Class A	108	107	180
Class B	—	—	63
Class C	70	129	87
Class R2	— (b)	— (b)	—
Shareholder servicing fees:
Class A	108	107	180
Class B	—	—	21
Class C	23	43	29
Class R2	— (b)	— (b)	—
Class R5	29	34	—
Select Class	3,152	1,704	380
Custodian and accounting fees	77	63	24
Interest expense to affiliates	1	— (b)	—
Professional fees	55	41	26
Trustees’ and Chief Compliance Officer’s fees	14	9	3
Printing and mailing costs	69	48	38
Registration and filing fees	28	16	23
Transfer agent fees	324	290	394
Other	—	15	8
Total expenses	14,409	8,712	3,327
Less amounts waived	(627)	(514)	(530)
Less earnings credits	—	— (b)	— (b)
Net expenses	13,782	8,198	2,797
Net investment income (loss)	19,779	3,833	3,159

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(562,167)	(464,865)	(27,447)
Futures	(8,380)	2,716	815
Payment by affiliate (see Note 3)	—	—	5
Net realized gain (loss)	(570,547)	(462,149)	(26,627)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(559,065)	(243,431)	(195,388)
Futures	2,941	382	722
Change in net unrealized appreciation (depreciation)	(556,124)	(243,049)	(194,666)
Net realized/unrealized gains (losses)	(1,126,671)	(705,198)	(221,293)
Change in net assets resulting from operations	$(1,106,892)	$(701,365)	$(218,134)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

	Intrepid Multi Cap Fund	Intrepid Plus Fund	Intrepid Value Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$183	$679	$4,979
Dividend income from affiliates (a)	5	15	72
Income from securities lending (net)	—	—	29
Total investment income	188	694	5,080

EXPENSES:
Investment advisory fees	53	326	977
Administration fees	9	27	158
Distribution fees:
Class A	11	1	167
Class C	14	1	175
Class R2	—	—	— (b)
Shareholder servicing fees:
Class A	11	1	167
Class C	5	— (b)	59
Class R2	—	—	— (b)
Class R5	—	—	2
Select Class	5	63	138
Custodian and accounting fees	14	18	17
Interest expense to affiliates	— (b)	4	—
Professional fees	24	32	27
Trustees’ and Chief Compliance Officer’s fees	— (b)	1	2
Printing and mailing costs	1	—	30
Registration and filing fees	12	11	35
Transfer agent fees	20	20	219
Dividend expense on securities sold short	—	85	—
Other	3	4	3
Total expenses	182	594	2,176
Less amounts waived	(70)	(112)	(340)
Less earnings credits	(5)	— (b)	— (b)
Net expenses	107	482	1,836
Net investment income (loss)	81	212	3,244

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(2,861)	(22,494)	(55,846)
Futures	(19)	—	(346)
Securities sold short	—	9,312	—
Net realized gain (loss)	(2,880)	(13,182)	(56,192)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(4,097)	(3,874)	(43,626)
Futures	3	—	113
Securities sold short	—	(3,823)	—
Change in net unrealized appreciation (depreciation)	(4,094)	(7,697)	(43,513)
Net realized/unrealized gains (losses)	(6,974)	(20,879)	(99,705)
Change in net assets resulting from operations	$(6,893)	$(20,667)	$(96,461)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount is less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   43

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$19,779	$41,700	$3,833	$7,324
Net realized gain (loss)	(570,547)	69,878	(462,149)	(99,286)
Change in net unrealized appreciation (depreciation)	(556,124)	(752,306)	(243,049)	(114,547)
Change in net assets resulting from operations	(1,106,892)	(640,728)	(701,365)	(206,509)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(508)	(1,158)	(372)	(268)
From net realized gains	(2,634)	(5,680)	—	(2,068)
Class C
From net investment income	—	(118)	—	—
From net realized gains	(500)	(1,351)	—	(814)
Class R2 (a)
From net investment income	(1)	—	(1)	—
From net realized gains	(2)	—	—	—
Class R5
From net investment income	(1,436)	(1,486)	(1,532)	(802)
From net realized gains	(3,900)	(4,663)	—	(2,494)
Select Class
From net investment income	(16,015)	(40,378)	(5,049)	(7,021)
From net realized gains	(62,452)	(172,551)	—	(34,502)
Total distributions to shareholders	(87,448)	(227,385)	(6,954)	(47,969)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(448,860)	(1,841,423)	(706,687)	259,215

NET ASSETS:
Change in net assets	(1,643,200)	(2,709,536)	(1,415,006)	4,737
Beginning of period	3,468,921	6,178,457	2,226,305	2,221,568
End of period	$1,825,721	$3,468,921	$811,299	$2,226,305
Accumulated undistributed (distributions in excess of) net investment income	$19,708	$17,889	$(64)	$3,057

(a)	Commencement of offering of class of shares was November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,159	$2,877	$81	$131
Net realized gain (loss)	(26,627)	18,017	(2,880)	(3,362)
Change in net unrealized appreciation (depreciation)	(194,666)	(145,726)	(4,094)	(3,938)
Change in net assets resulting from operations	(218,134)	(124,832)	(6,893)	(7,169)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(242)	(650)	(31)	(59)
From net realized gains	(2,952)	(23,247)	—	(501)
Class B
From net investment income	(4)	(14)	—	—
From net realized gains	(374)	(3,186)	—	—
Class C
From net investment income	(6)	(21)	—	(4)
From net realized gains	(516)	(4,195)	—	(238)
Select Class
From net investment income	(687)	(2,531)	(25)	(94)
From net realized gains	(6,588)	(57,299)	—	(544)
Ultra
From net investment income	(23)	(184)	—	—
From net realized gains	(165)	(2,584)	—	—
Total distributions to shareholders	(11,557)	(93,911)	(56)	(1,440)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(25,933)	(135,580)	$(2,144)	$(9,973)

NET ASSETS:
Change in net assets	(255,624)	(354,323)	(9,093)	(18,582)
Beginning of period	646,142	1,000,465	21,670	40,252
End of period	$390,518	$646,142	$12,577	$21,670
Accumulated undistributed (distributions in excess of) net investment income	$1,694	$(503)	$81	$56

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   45

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Plus Fund		Intrepid Value Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$212	$46	$3,244	$5,875
Net realized gain (loss)	(13,182)	(4,056)	(56,192)	(36,159)
Change in net unrealized appreciation (depreciation)	(7,697)	(6,145)	(43,513)	(52,488)
Change in net assets resulting from operations	(20,667)	(10,155)	(96,461)	(82,772)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(765)	(2,638)
From net realized gains	—	—	—	(1,898)
Class C
From net investment income	—	—	(202)	(572)
From net realized gains	—	—	—	(652)
Class R5
From net investment income	—	—	(69)	(343)
From net realized gains	—	—	—	(128)
Select Class
From net investment income	(211)	—	(691)	(2,219)
From net realized gains	—	—	—	(1,232)
Total distributions to shareholders	(211)	—	(1,727)	(9,682)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	1,969	8,626	(18,189)	12,252

NET ASSETS:
Change in net assets	(18,909)	(1,529)	(116,377)	(80,202)
Beginning of period	63,018	64,547	363,835	444,037
End of period	$44,109	$63,018	$247,458	$363,835
Accumulated undistributed (distributions in excess of) net investment income	$40	$39	$1,609	$92

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$21,320	$43,718	$9,277	$76,016
Dividends and distributions reinvested	2,827	6,150	304	1,808
Cost of shares redeemed	(20,318)	(47,634)	(25,348)	(46,162)
Change in net assets from Class A capital transactions	$3,829	$2,234	$(15,767)	$31,662
Class C
Proceeds from shares issued	$1,208	$6,970	$2,337	$21,710
Dividends and distributions reinvested	437	1,253	—	575
Cost of shares redeemed	(4,918)	(12,225)	(8,651)	(9,842)
Change in net assets from Class C capital transactions	$(3,273)	$(4,002)	$(6,314)	$12,443
Class R2 (a)
Proceeds from shares issued	$49	$—	$50	$—
Dividends and distributions reinvested	3	—	1	—
Change in net assets from Class R2 capital transactions	$52	$—	$51	$—
Class R5
Proceeds from shares issued	$32,157	$71,779	$27,731	$78,043
Dividends and distributions reinvested	5,336	6,149	1,532	3,296
Cost of shares redeemed	(3,795)	(15,983)	(11,765)	(42,793)
Change in net assets from Class R5 capital transactions	$33,698	$61,945	$17,498	$38,546
Select Class
Proceeds from shares issued	$337,536	$556,697	$107,148	$647,508
Dividends and distributions reinvested	15,585	44,578	412	8,807
Cost of shares redeemed	(836,287)	(2,502,875)	(809,715)	(479,751)
Change in net assets from Select Class capital transactions	$(483,166)	$(1,901,600)	$(702,155)	$176,564

Total change in net assets from capital transactions	$(448,860)	$(1,841,423)	$(706,687)	$259,215

(a)	Commencement of offering of class of shares was November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   47

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	1,149	1,543	524	3,173
Reinvested	182	228	21	75
Redeemed	(1,056)	(1,771)	(1,421)	(1,999)
Change in Class A Shares	275	— (b)	(876)	1,249
Class C
Issued	62	249	139	908
Reinvested	28	47	—	24
Redeemed	(256)	(453)	(501)	(433)
Change in Class C Shares	(166)	(157)	(362)	499
Class R2 (a)
Issued	3	—	3	—
Reinvested	— (b)	—	— (b)	—
Change in Class R2 Shares	3	—	3	—
Class R5
Issued	1,594	2,638	1,405	3,318
Reinvested	342	226	107	136
Redeemed	(219)	(592)	(670)	(1,831)
Change in Class R5 Shares	1,717	2,272	842	1,623
Select Class
Issued	16,813	20,446	5,782	27,283
Reinvested	992	1,642	28	364
Redeemed	(46,975)	(89,791)	(51,258)	(20,661)
Change in Select Class Shares	(29,170)	(67,703)	(45,448)	6,986

(a)	Commencement of offering of class of shares was November 3, 2008.

(b)	Amount is less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,394	$55,904	$1,352	$8,032
Dividends and distributions reinvested	2,996	22,545	27	424
Cost of shares redeemed	(27,552)	(70,245)	(2,336)	(6,760)
Change in net assets from Class A capital transactions	$(15,162)	$8,204	$(957)	$1,696
Class B
Proceeds from shares issued	$811	$3,822	$—	$—
Dividends and distributions reinvested	361	3,029	—	—
Cost of shares redeemed	(3,369)	(8,334)	—	—
Change in net assets from Class B capital transactions	$(2,197)	$(1,483)	$—	$—
Class C
Proceeds from shares issued	$1,715	$10,544	$341	$2,644
Dividends and distributions reinvested	455	3,477	—	180
Cost of shares redeemed	(5,200)	(12,709)	(872)	(1,858)
Change in net assets from Class C capital transactions	$(3,030)	$1,312	$(531)	$966
Select Class
Proceeds from shares issued	$52,469	$128,497	$25	$422
Dividends and distributions reinvested	4,753	31,100	2	168
Cost of shares redeemed	(62,591)	(275,420)	(683)	(13,225)
Change in net assets from Select Class capital transactions	$(5,369)	$(115,823)	$(656)	$(12,635)
Ultra
Proceeds from shares issued	$716	$6,127	$—	$—
Dividends and distributions reinvested	109	906	—	—
Cost of shares redeemed	(1,000)	(34,823)	—	—
Change in net assets from Ultra capital transactions	$(175)	$(27,790)	$—	$—

Total change in net assets from capital transactions	$(25,933)	$(135,580)	$(2,144)	$(9,973)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   49

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	832	3,412	91	352
Reinvested	338	1,488	2	19
Redeemed	(2,550)	(4,467)	(148)	(309)
Change in Class A Shares	(1,380)	433	(55)	62
Class B
Issued	80	253	—	—
Reinvested	45	219	—	—
Redeemed	(335)	(579)	—	—
Change in Class B Shares	(210)	(107)	—	—
Class C
Issued	166	707	24	113
Reinvested	58	251	—	8
Redeemed	(511)	(884)	(53)	(87)
Change in Class C Shares	(287)	74	(29)	34
Select Class
Issued	5,214	7,800	1	18
Reinvested	526	1,987	— (a)	7
Redeemed	(5,685)	(17,281)	(40)	(623)
Change in Select Class Shares	55	(7,494)	(39)	(598)
Ultra
Reinvested	69	366	—	—
Redeemed	12	58	—	—
Change in Ultra Shares	(87)	(2,080)	—	—
	(6)	(1,656)	—	—

(a)	Amount is less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

	Intrepid Plus Fund		Intrepid Value Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$96	$1,670	$22,185	$85,719
Dividends and distributions reinvested	—	—	695	4,068
Cost of shares redeemed	(542)	(579)	(34,359)	(95,210)
Change in net assets from Class A capital transactions	$(446)	$1,091	$(11,479)	$(5,423)
Class C
Proceeds from shares issued	$26	$539	$4,298	$23,436
Dividends and distributions reinvested	—	—	144	863
Cost of shares redeemed	(183)	(621)	(10,849)	(21,153)
Change in net assets from Class C capital transactions	$(157)	$(82)	$(6,407)	$3,146
Class R2 (a)
Proceeds from shares issued	$—	$—	$50	$—
Change in net assets from Class R2 capital transactions	$—	$—	$50	$—
Class R5
Proceeds from shares issued	$—	$—	$495	$5,174
Dividends and distributions reinvested	—	—	69	372
Cost of shares redeemed	—	—	(1,095)	(32,379)
Change in net assets from Class R5 capital transactions	$—	$—	$(531)	$(26,833)
Select Class
Proceeds from shares issued	$7,551	$10,790	$35,580	$102,145
Dividends and distributions reinvested	2	—	591	2,763
Cost of shares redeemed	(4,981)	(3,173)	(35,993)	(63,546)
Change in net assets from Select Class capital transactions	$2,572	$7,617	$178	$41,362

Total change in net assets from capital transactions	$1,969	$8,626	$(18,189)	$12,252

(a)	Commencement of offering of class of shares was November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   51

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Plus Fund		Intrepid Value Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	8	104	1,163	3,120
Reinvested	—	—	32	156
Redeemed	(54)	(38)	(1,748)	(3,595)
Change in Class A Shares	(46)	66	(553)	(319)
Class C
Issued	2	35	229	856
Reinvested	—	—	7	33
Redeemed	(18)	(42)	(556)	(809)
Change in Class C Shares	(16)	(7)	(320)	80
Class R2 (a)
Issued	—	—	3	—
Change in Class R5 Shares	—	—	3	—
Class R5
Issued	—	—	25	185
Reinvested	—	—	3	14
Redeemed	—	—	(56)	(1,128)
Change in Class R5 Shares	—	—	(28)	(929)
Select Class
Issued	663	666	1,936	3,759
Reinvested	— (b)	—	27	107
Redeemed	(432)	(197)	(1,885)	(2,416)
Change in Select Class Shares	231	469	78	1,450

(a)	Commencement of offering of class of shares was November 3, 2008.

(b)	Amount is less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

Intrepid Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net decrease in net assets from operations	$(20,667)

Adjustments to reconcile net increase/decrease in net assets from operations to net cash used by operating activities:
Purchases of investment securities	(62,207)
Proceeds from disposition of investment securities	62,730
Covers of investment securities sold short	(14,725)
Proceeds from investment securities sold short	13,247
Purchases of short-term investments, net	(1,113)
Increase in unrealized appreciation/depreciation on investments	3,874
Increase in unrealized appreciation/depreciation on securities sold short	3,823
Realized gain/loss on investments	22,494
Realized gain/loss on investment securities sold short	(9,312)
Increase in receivable for investments sold	(46,435)
Decrease in interest and dividends receivable	4
Increase in payable for investments purchased	46,580
Decrease in dividends payable for securities sold short	(10)
Decrease in accrued expenses and other liabilities	(45)
Net cash provided (used) by operating activities	(1,762)

Cash flows provided (used) by financing activities:
Net proceeds from shares issued	7,673
Net cost of shares redeemed	(5,698)
Cash distributions paid (net of reinvestments of $2)	(209)
Net cash provided by financing activities	1,766
Net increase in cash	4

Cash:
Beginning of period	3
End of period	$7

Supplemental disclosure of cash flow information:

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts at banks that are not subject to withdrawal restrictions or penalties to be cash.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   53

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid America Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$24.32	$0.12	(h)	$(7.85)	$(7.73)	$(0.11)	$(0.60)	$(0.71)
Year Ended June 30, 2008	29.66	0.18	(h)	(4.09)	(3.91)	(0.24)	(1.19)	(1.43)
Year Ended June 30, 2007	25.25	0.18	(h)	4.51	4.69	(0.22)	(0.06)	(0.28)
January 1, 2006 through June 30, 2006 (e)	24.27	0.10	(h)	0.88	0.98	—	—	—
February 19, 2005 (f) through December 31, 2005	22.62	0.15	(h)	1.60	1.75	(0.10)	—	(0.10)

Class C
Six Months Ended December 31, 2008 (Unaudited)	24.09	0.07	(h)	(7.76)	(7.69)	—	(0.60)	(0.60)
Year Ended June 30, 2008	29.38	0.04	(h)	(4.04)	(4.00)	(0.10)	(1.19)	(1.29)
Year Ended June 30, 2007	25.10	0.04	(h)	4.47	4.51	(0.17)	(0.06)	(0.23)
January 1, 2006 through June 30, 2006 (e)	24.19	0.03	(h)	0.88	0.91	—	—	—
February 19, 2005 (f) through December 31, 2005	22.62	0.06	(h)	1.58	1.64	(0.07)	—	(0.07)

Class R2
November 3, 2008 (f) through December 31, 2008 (Unaudited)	17.58	0.05	(h)	(1.05)	(1.00)	(0.20)	(0.60)	(0.80)

Class R5
Six Months Ended December 31, 2008 (Unaudited)	24.46	0.17	(h)	(7.91)	(7.74)	(0.21)	(0.60)	(0.81)
Year Ended June 30, 2008	29.81	0.31	(h)	(4.11)	(3.80)	(0.36)	(1.19)	(1.55)
Year Ended June 30, 2007	25.34	0.30	(h)	4.53	4.83	(0.30)	(0.06)	(0.36)
May 15, 2006 (f) through June 30, 2006	25.58	0.05	(h)	(0.29)	(0.24)	—	—	—

Select Class
Six Months Ended December 31, 2008 (Unaudited)	24.47	0.15	(h)	(7.91)	(7.76)	(0.15)	(0.60)	(0.75)
Year Ended June 30, 2008	29.80	0.25	(h)	(4.12)	(3.87)	(0.27)	(1.19)	(1.46)
Year Ended June 30, 2007	25.33	0.25	(h)	4.52	4.77	(0.24)	(0.06)	(0.30)
January 1, 2006 through June 30, 2006 (e)	24.32	0.13	(h)	0.88	1.01	—	—	—
Year Ended December 31, 2005	22.35	0.20	(h)	1.87	2.07	(0.10)	—	(0.10)
Year Ended December 31, 2004	19.97	0.09		2.43	2.52	(0.09)	(0.05)	(0.14)
February 28, 2003 (g) through December 31, 2003	15.00	0.01		6.09	6.10	(0.01)	(1.12)	(1.13)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	Commencement of operations.

(h)	Calculated based upon average shares outstanding.

(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.88	(31.68)%	$73,651	1.25%		1.23%	1.30%	56%
24.32	(13.63)	106,108	1.26	(i)	0.67	1.29	89
29.66	18.67	129,399	1.25		0.65	1.28	81
25.25	4.04	49,795	1.25		0.78	1.29	47
24.27	7.75	12,715	1.25		0.75	1.29	109

15.80	(31.85)	13,492	1.75		0.70	1.80	56
24.09	(14.02)	24,579	1.76	(i)	0.16	1.79	89
29.38	18.03	34,576	1.75		0.14	1.78	81
25.10	3.76	9,450	1.75		0.28	1.79	47
24.19	7.25	3,267	1.75		0.28	1.79	109

15.78	(5.55)	47	1.50		2.15	1.56	56

15.91	(31.52)	111,181	0.80		1.71	0.85	56
24.46	(13.23)	128,967	0.80		1.15	0.84	89
29.81	19.15	89,464	0.80		1.06	0.83	81
25.34	(0.94)	13,414	0.80		1.36	0.84	47

15.96	(31.60)	1,627,350	1.00		1.44	1.05	56
24.47	(13.42)	3,209,267	1.00		0.89	1.03	89
29.80	18.93	5,925,018	1.00		0.91	1.03	81
25.33	4.15	4,427,776	1.00		1.01	1.04	47
24.32	9.28	3,016,460	1.00		0.86	1.05	109
22.35	12.68	358,846	1.00		0.83	1.21	97
19.97	40.84	10,205	1.00		0.07	3.30	148

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   55

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Growth Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$22.03	$0.03	(h)	$(7.20)	$(7.17)	$(0.09)	$—	$(0.09)
Year Ended June 30, 2008	24.53	0.02		(2.08)	(2.06)	(0.05)	(0.39)	(0.44)
Year Ended June 30, 2007	20.85	0.04	(h)	3.69	3.73	(0.05)	—	(0.05)
January 1, 2006 through June 30, 2006 (e)	20.67	0.02	(h)	0.16	0.18	—	—	—
February 19, 2005 (f) through December 31, 2005	19.01	0.03	(h)	1.66	1.69	(0.02)	(0.01)	(0.03)

Class C
Six Months Ended December 31, 2008 (Unaudited)	21.73	(0.02	)(h)	(7.08)	(7.10)	—	—	—
Year Ended June 30, 2008	24.28	(0.09)		(2.07)	(2.16)	—	(0.39)	(0.39)
Year Ended June 30, 2007	20.70	(0.07	)(h)	3.65	3.58	— (i)	—	— (i)
January 1, 2006 through June 30, 2006 (e)	20.59	(0.03	)(h)	0.14	0.11	—	—	—
February 19, 2005 (f) through December 31, 2005	19.01	(0.04	)(h)	1.64	1.60	(0.01)	(0.01)	(0.02)

Class R2
November 3, 2008 (f) through December 31, 2008 (Unaudited)	15.84	0.03	(h)	(1.02)	(0.99)	(0.18)	—	(0.18)

Class R5
Six Months Ended December 31, 2008 (Unaudited)	22.15	0.07	(h)	(7.24)	(7.17)	(0.20)	—	(0.20)
Year Ended June 30, 2008	24.63	0.12		(2.09)	(1.97)	(0.12)	(0.39)	(0.51)
Year Ended June 30, 2007	20.89	0.16	(h)	3.69	3.85	(0.11)	—	(0.11)
May 15, 2006 (f) through June 30, 2006	21.23	0.02	(h)	(0.36)	(0.34)	—	—	—

Select Class
Six Months Ended December 31, 2008 (Unaudited)	22.15	0.04	(h)	(7.22)	(7.18)	(0.12)	—	(0.12)
Year Ended June 30, 2008	24.64	0.07		(2.09)	(2.02)	(0.08)	(0.39)	(0.47)
Year Ended June 30, 2007	20.89	0.09	(h)	3.72	3.81	(0.06)	—	(0.06)
January 1, 2006 through June 30, 2006 (e)	20.70	0.04	(h)	0.15	0.19	—	—	—
Year Ended December 31, 2005	19.07	0.11	(h)	1.56	1.67	(0.03)	(0.01)	(0.04)
Year Ended December 31, 2004	19.61	(0.01)		1.85	1.84	—	(2.38)	(2.38)
February 28, 2003 (g) through December 31, 2003	15.00	(0.05)		5.45	5.40	—	(0.79)	(0.79)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	Commencement of operations.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$14.77	(32.54)%	$62,346	1.25%	0.30%	1.31%	56%
22.03	(8.54)	112,249	1.25	0.07	1.30	130
24.53	17.92	94,384	1.25	0.15	1.30	130
20.85	0.87	17,756	1.25	0.19	1.30	73
20.67	8.90	3,919	1.25	0.20	1.50	130

14.63	(32.67)	25,097	1.75	(0.20)	1.81	56
21.73	(9.03)	45,171	1.75	(0.43)	1.80	130
24.28	17.32	38,334	1.75	(0.32)	1.80	130
20.70	0.53	7,844	1.75	(0.30)	1.80	73
20.59	8.44	1,941	1.75	(0.25)	1.91	130

14.67	(6.19)	47	1.50	1.13	1.59	56

14.78	(32.35)	115,761	0.80	0.79	0.87	56
22.15	(8.15)	154,884	0.80	0.52	0.85	130
24.63	18.46	132,234	0.80	0.68	0.85	130
20.89	(1.60)	9,752	0.80	0.94	0.88	73

14.85	(32.41)	608,048	1.00	0.47	1.06	56
22.15	(8.36)	1,914,001	1.00	0.32	1.05	130
24.64	18.27	1,956,616	1.00	0.40	1.05	130
20.89	0.92	1,226,474	1.00	0.42	1.05	73
20.70	8.79	728,987	1.00	0.52	1.11	130
19.07	10.45	7,795	1.00	(0.06)	2.62	127
19.61	36.10	6,952	1.00	(0.34)	3.37	149

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   57

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Mid Cap Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$14.39	$0.07	(f)	$(5.14	)(h)	$(5.07)	$(0.02)	$(0.25)	$(0.27)
Year Ended June 30, 2008	18.57	0.04	(f)	(2.37)		(2.33)	(0.05)	(1.80)	(1.85)
Year Ended June 30, 2007	17.33	0.05	(f)	2.94		2.99	(0.06)	(1.69)	(1.75)
Year Ended June 30, 2006	20.61	0.05	(f)	2.97		3.02	(0.05)	(6.25)	(6.30)
Year Ended June 30, 2005	18.65	(0.04)		3.11		3.07	(0.02)	(1.09)	(1.11)
Year Ended June 30, 2004	15.30	(0.03)		3.38		3.35	— (g)	—	— (g)

Class B
Six Months Ended December 31, 2008 (Unaudited)	13.11	0.03	(f)	(4.68	)(h)	(4.65)	— (g)	(0.25)	(0.25)
Year Ended June 30, 2008	17.16	(0.05	)(f)	(2.19)		(2.24)	(0.01)	(1.80)	(1.81)
Year Ended June 30, 2007	16.18	(0.05	)(f)	2.73		2.68	(0.01)	(1.69)	(1.70)
Year Ended June 30, 2006	19.68	(0.06	)(f)	2.81		2.75	—	(6.25)	(6.25)
Year Ended June 30, 2005	17.95	(0.37)		3.19		2.82	—	(1.09)	(1.09)
Year Ended June 30, 2004	14.84	(0.16)		3.27		3.11	—	—	—

Class C
Six Months Ended December 31, 2008 (Unaudited)	13.12	0.03	(f)	(4.68	)(h)	(4.65)	— (g)	(0.25)	(0.25)
Year Ended June 30, 2008	17.17	(0.05	)(f)	(2.19)		(2.24)	(0.01)	(1.80)	(1.81)
Year Ended June 30, 2007	16.19	(0.05	)(f)	2.74		2.69	(0.02)	(1.69)	(1.71)
Year Ended June 30, 2006	19.68	(0.05	)(f)	2.81		2.76	—	(6.25)	(6.25)
Year Ended June 30, 2005	17.95	(0.10)		2.92		2.82	—	(1.09)	(1.09)
Year Ended June 30, 2004	14.85	(0.16)		3.26		3.10	—	—	—

Select Class
Six Months Ended December 31, 2008 (Unaudited)	14.83	0.08	(f)	(5.29	)(h)	(5.21)	(0.03)	(0.25)	(0.28)
Year Ended June 30, 2008	19.09	0.08	(f)	(2.45)		(2.37)	(0.09)	(1.80)	(1.89)
Year Ended June 30, 2007	17.75	0.10	(f)	3.03		3.13	(0.10)	(1.69)	(1.79)
Year Ended June 30, 2006	20.96	0.10	(f)	3.03		3.13	(0.09)	(6.25)	(6.34)
Year Ended June 30, 2005	18.93	0.09		3.08		3.17	(0.05)	(1.09)	(1.14)
Year Ended June 30, 2004	15.51	0.02		3.41		3.43	(0.01)	—	(0.01)

Ultra Class
Six Months Ended December 31, 2008 (Unaudited)	14.84	0.09	(f)	(5.30	)(h)	(5.21)	(0.03)	(0.25)	(0.28)
Year Ended June 30, 2008	19.09	0.10	(f)	(2.44)		(2.34)	(0.11)	(1.80)	(1.91)
Year Ended June 30, 2007	17.76	0.13	(f)	3.02		3.15	(0.13)	(1.69)	(1.82)
Year Ended June 30, 2006	20.97	0.13	(f)	3.03		3.16	(0.12)	(6.25)	(6.37)
February 22, 2005 (e) through June 30, 2005	19.68	0.05		1.29		1.34	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return and the net realized and unrealized gains (losses) on investments per share.

(i)	Includes a gain incurred from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.05	(35.18	)%(h)	$107,069	1.24%	1.14%	1.46%	31%
14.39	(13.02	)(i)	190,093	1.24	0.23	1.37	109
18.57	18.13		237,337	1.24	0.29	1.36	117
17.33	16.32		165,869	1.23	0.26	1.34	136
20.61	16.95		115,995	1.21	0.07	1.32	131
18.65	21.90		126,772	1.20	(0.15)	1.31	73

8.21	(35.35	)(h)	12,520	1.83	0.54	1.96	31
13.11	(13.61	)(i)	22,749	1.83	(0.37)	1.87	109
17.16	17.47		31,601	1.83	(0.30)	1.85	117
16.18	15.59		24,283	1.83	(0.32)	1.84	136
19.68	16.20		13,827	1.90	(0.63)	1.92	131
17.95	20.96		17,363	1.95	(0.89)	1.96	73

8.22	(35.32	)(h)	17,238	1.83	0.55	1.96	31
13.12	(13.60	)(i)	31,298	1.83	(0.36)	1.87	109
17.17	17.47		39,678	1.83	(0.30)	1.86	117
16.19	15.64		22,849	1.83	(0.29)	1.84	136
19.68	16.20		7,817	1.89	(0.60)	1.92	131
17.95	20.88		7,055	1.94	(0.89)	1.96	73

9.34	(35.10	)(h)	247,057	0.99	1.42	1.21	31
14.83	(12.89	)(i)	391,384	0.99	0.46	1.12	109
19.09	18.52		646,572	0.99	0.55	1.10	117
17.75	16.61		628,156	0.98	0.49	1.09	136
20.96	17.25		670,678	0.96	0.30	1.00	131
18.93	22.13		922,414	0.95	0.10	0.96	73

9.35	(35.05	)(h)	6,634	0.83	1.56	0.96	31
14.84	(12.69	)(i)	10,618	0.83	0.62	0.87	109
19.09	18.63		45,277	0.83	0.71	0.85	117
17.76	16.77		34,253	0.83	0.68	0.84	136
20.97	6.79		27,247	0.79	0.76	0.85	131

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   59

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Multi Cap Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$19.88	$0.09	(h)	$(6.91)	$(6.82)	$(0.06)	$—	$(0.06)
Year Ended June 30, 2008	25.22	0.10	(h)	(4.52)	(4.42)	(0.09)	(0.83)	(0.92)
Year Ended June 30, 2007	22.30	0.11	(h)	4.47	4.58	(0.11)	(1.55)	(1.66)
January 1, 2006 through June 30, 2006 (e)	21.38	0.05	(h)	0.87	0.92	—	—	—
February 19, 2005 (f) through December 31, 2005	23.00	0.13	(h)	1.62	1.75	(0.20)	(3.17)	(3.37)

Class C
Six Months Ended December 31, 2008 (Unaudited)	19.65	0.04	(h)	(6.81)	(6.77)	0.00	—	—
Year Ended June 30, 2008	24.99	(0.02	)(h)	(4.48)	(4.50)	(0.01)	(0.83)	(0.84)
Year Ended June 30, 2007	22.17	(0.01	)(h)	4.44	4.43	(0.06)	(1.55)	(1.61)
January 1, 2006 through June 30, 2006 (e)	21.31	—	(h)(i)	0.86	0.86	—	—	—
February 19, 2005 (f) through December 31, 2005	23.00	0.05	(h)	1.60	1.65	(0.17)	(3.17)	(3.34)

Select Class
Six Months Ended December 31, 2008 (Unaudited)	19.97	0.11	(h)	(6.95)	(6.84)	(0.11)	—	(0.11)
Year Ended June 30, 2008	25.32	0.14	(h)	(4.52)	(4.38)	(0.14)	(0.83)	(0.97)
Year Ended June 30, 2007	22.35	0.16	(h)	4.50	4.66	(0.14)	(1.55)	(1.69)
January 1, 2006 through June 30, 2006 (e)	21.41	0.07	(h)	0.87	0.94	—	—	—
Year Ended December 31, 2005	23.25	0.22	(h)	1.33	1.55	(0.22)	(3.17)	(3.39)
Year Ended December 31, 2004	20.28	0.12		3.10	3.22	(0.11)	(0.14)	(0.25)
February 28, 2003 (g) through December 31, 2003	15.00	0.14		5.88	6.02	(0.14)	(0.60)	(0.74)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	Commencement of operations.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

(j)	Includes interest expense for custody overdraft of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$13.00	(34.29)%	$6,775	1.25%		1.05%	2.16%	46%
19.88	(17.88)	11,456	1.25		0.43	1.80	108
25.22	21.52	12,967	1.25		0.46	1.83	89
22.30	4.30	4,335	1.25		0.46	2.39	79
21.38	7.53	697	1.25		0.67	2.05	177

12.88	(34.45)	2,853	1.75		0.54	2.66	46
19.65	(18.34)	4,904	1.76	(j)	(0.07)	2.30	108
24.99	20.92	5,408	1.75		(0.04)	2.32	89
22.17	4.04	1,424	1.75		(0.02)	2.90	79
21.31	7.09	164	1.75		0.23	2.54	177

13.02	(34.23)	2,949	1.00		1.28	1.91	46
19.97	(17.67)	5,310	1.00		0.60	1.46	108
25.32	21.88	21,877	1.00		0.69	1.59	89
22.35	4.39	15,689	1.00		0.61	2.06	79
21.41	6.59	19,617	1.00		0.93	1.70	177
23.25	16.01	18,932	1.00		0.60	1.77	99
20.28	40.28	7,457	1.00		0.92	3.27	74

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   61

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Intrepid Plus Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$15.26	$0.03	(f)	$(4.99)	$(4.96)	$—	$10.30
Year Ended June 30, 2008	17.98	(0.01	)(f)	(2.71)	(2.72)	—	15.26
Year Ended June 30, 2007	15.15	(0.09)		2.92	2.83	—	17.98
January 31, 2006 (e) through June 30, 2006	15.00	(0.01	)(f)	0.16	0.15	—	15.15

Class C
Six Months Ended December 31, 2008 (Unaudited)	15.08	—	(f)(g)	(4.93)	(4.93)	—	10.15
Year Ended June 30, 2008	17.85	(0.10	)(f)	(2.67)	(2.77)	—	15.08
Year Ended June 30, 2007	15.12	(0.17)		2.90	2.73	—	17.85
January 31, 2006 (e) through June 30, 2006	15.00	(0.04	)(f)	0.16	0.12	—	15.12

Select Class
Six Months Ended December 31, 2008 (Unaudited)	15.34	0.05	(f)	(5.03)	(4.98)	(0.05)	10.31
Year Ended June 30, 2008	18.02	0.01	(f)	(2.69)	(2.68)	—	15.34
Year Ended June 30, 2007	15.17	(0.05)		2.91	2.86	(0.01)	18.02
January 31, 2006 (e) through June 30, 2006	15.00	—	(f)(g)	0.17	0.17	—	15.17

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of operations.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes interest expense of 0.02%.

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short) (d)	Net expenses (excluding dividend expenses for securities sold short) (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)

(32.50)%	$544	2.09%	1.77	%(h)	0.47%	2.51%	2.19%	96%
(15.13)	1,506	2.09	1.75		(0.08)	2.46	2.12	125
18.68	599	2.33	1.75		(0.54)	2.70	2.12	108
1.00	505	2.32	1.75		(0.11)	4.40	3.83	43

(32.69)	101	2.59	2.27	(h)	(0.06)	3.01	2.69	96
(15.52)	388	2.59	2.25		(0.64)	2.95	2.61	125
18.06	595	2.83	2.25		(1.04)	3.20	2.62	108
0.80	504	2.82	2.25		(0.61)	4.90	4.33	43

(32.45)	43,464	1.84	1.52	(h)	0.83	2.27	1.95	96
(14.87)	61,124	1.84	1.50		0.08	2.20	1.86	125
18.89	63,353	2.08	1.50		(0.29)	2.45	1.87	108
1.13	58,084	2.07	1.50		0.06	2.95	2.38	43

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   63

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Value Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$23.48	$0.21	(h)	$(6.71)	$(6.50)	$(0.12)	$—	$(0.12)
Year Ended June 30, 2008	29.19	0.36	(h)	(5.48)	(5.12)	(0.35)	(0.24)	(0.59)
Year Ended June 30, 2007	24.78	0.34	(h)	4.66	5.00	(0.30)	(0.29)	(0.59)
January 1, 2006 through June 30, 2006 (e)	22.94	0.15	(h)	1.81	1.96	(0.12)	—	(0.12)
February 19, 2005 (f) through December 31, 2005	22.14	0.29	(h)	1.57	1.86	(0.31)	(0.75)	(1.06)

Class C
Six Months Ended December 31, 2008 (Unaudited)	23.37	0.16	(h)	(6.68)	(6.52)	(0.09)	—	(0.09)
Year Ended June 30, 2008	29.05	0.23	(h)	(5.45)	(5.22)	(0.22)	(0.24)	(0.46)
Year Ended June 30, 2007	24.69	0.20	(h)	4.64	4.84	(0.19)	(0.29)	(0.48)
January 1, 2006 through June 30, 2006 (e)	22.89	0.10	(h)	1.79	1.89	(0.09)	—	(0.09)
February 19, 2005 (f) through December 31, 2005	22.14	0.16	(h)	1.59	1.75	(0.25)	(0.75)	(1.00)

Class R2
November 3, 2008 (f) through December 31, 2008 (Unaudited)	18.03	0.08	(h)	(1.25)	(1.17)	—	—	—

Class R5
Six Months Ended December 31, 2008 (Unaudited)	23.54	0.26	(h)	(6.74)	(6.48)	(0.14)	—	(0.14)
Year Ended June 30, 2008	29.26	0.46	(h)	(5.47)	(5.01)	(0.47)	(0.24)	(0.71)
Year Ended June 30, 2007	24.82	0.48	(h)	4.64	5.12	(0.39)	(0.29)	(0.68)
May 15, 2006 (f) through June 30, 2006	24.84	0.05	(h)	0.01	0.06	(0.08)	—	(0.08)

Select Class
Six Months Ended December 31, 2008 (Unaudited)	23.54	0.24	(h)	(6.74)	(6.50)	(0.13)	—	(0.13)
Year Ended June 30, 2008	29.26	0.43	(h)	(5.49)	(5.06)	(0.42)	(0.24)	(0.66)
Year Ended June 30, 2007	24.82	0.41	(h)	4.66	5.07	(0.34)	(0.29)	(0.63)
January 1, 2006 through June 30, 2006 (e)	22.97	0.17	(h)	1.82	1.99	(0.14)	—	(0.14)
Year Ended December 31, 2005	21.85	0.29	(h)	1.91	2.20	(0.33)	(0.75)	(1.08)
Year Ended December 31, 2004	19.69	0.24		3.08	3.32	(0.24)	(0.92)	(1.16)
February 28, 2003 (g) through December 31, 2003	15.00	0.19		5.74	5.93	(0.19)	(1.05)	(1.24)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	Commencement of operations.

(h)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.86	(27.81)%	$107,612	1.25%	2.12%	1.47%	41%
23.48	(17.73)	162,876	1.25	1.33	1.42	78
29.19	20.30	211,761	1.25	1.23	1.42	59
24.78	8.55	21,757	1.25	1.27	1.75	53
22.94	8.44	3,209	1.25	1.44	1.60	112

16.76	(28.00)	36,454	1.75	1.62	1.97	41
23.37	(18.13)	58,298	1.75	0.84	1.92	78
29.05	19.72	70,162	1.75	0.72	1.92	59
24.69	8.26	8,013	1.75	0.79	2.25	53
22.89	7.95	482	1.75	0.81	2.17	112

16.86	(6.49)	47	1.50	3.14	1.77	41

16.92	(27.66)	7,947	0.80	2.57	1.03	41
23.54	(17.34)	11,733	0.80	1.68	0.94	78
29.26	20.81	41,768	0.80	1.67	0.96	59
24.82	0.23	15	0.80	1.73	1.22	53

16.91	(27.74)	95,398	1.00	2.39	1.23	41
23.54	(17.51)	130,928	1.00	1.60	1.17	78
29.26	20.60	120,346	1.00	1.49	1.17	59
24.82	8.66	42,636	1.00	1.44	1.51	53
22.97	10.14	31,276	1.00	1.29	1.55	112
21.85	17.51	15,510	1.00	1.25	2.08	98
19.69	39.74	7,190	1.00	1.26	3.30	110

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   65

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Intrepid America Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I
Intrepid Growth Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I
Intrepid Mid Cap Fund	Class A, Class B, Class C, Select Class and Ultra	JPM II
Intrepid Multi Cap Fund	Class A, Class C and Select Class	JPM I
Intrepid Plus Fund	Class A, Class C and Select Class	JPM I
Intrepid Value Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I

Class R2 commenced operations on November 3, 2008.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Select Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Funds adopted the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157

66   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Liabilities in Securities Sold Short†	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Intrepid America Fund
Level 1 — Quoted prices	$1,887,455	$—	$658	$—
Level 2 — Other significant observable inputs	—	—	—	—
Level 3 — Significant unobservable inputs	—	—	—	—
Total	$1,887,455	$—	$658	$—
Intrepid Growth Fund
Level 1 — Quoted prices	$867,635	$—	$382	$—
Level 2 — Other significant observable inputs	—	—	—	—
Level 3 — Significant unobservable inputs	—	—	—	—
Total	$867,635	$—	$382	$—
Intrepid Mid Cap Fund
Level 1 — Quoted prices	$391,733	$—	$722	$—
Level 2 — Other significant observable inputs	15,280	—	—	—
Level 3 — Significant unobservable inputs	—	—	—	—
Total	$407,013	$—	$722	$—
Intrepid Multi Cap Fund
Level 1 — Quoted prices	$12,643	$—	$3	$—
Level 2 — Other significant observable inputs	110	—	—	—
Level 3 — Significant unobservable inputs	—	—	—	—
Total	$12,753	$—	$3	$—
Intrepid Plus Fund
Level 1 — Quoted prices	$52,640	$(7,992)	$—	$—
Level 2 — Other significant observable inputs	—	(399)	—	—
Level 3 — Significant unobservable inputs	—	—	—	—
Total	$52,640	$(8,391)	$—	$—
Intrepid Value Fund
Level 1 — Quoted prices	$254,101	$—	$113	$—
Level 2 — Other significant observable inputs	—	—	—	—
Level 3 — Significant unobservable inputs	—	—	—	—
Total	$254,101	$—	$113	$—

†	Liabilities in securities sold short may include written options.

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

C.  Futures Contracts — The Funds may enter into futures contracts as substitutes for securities in which the Funds can invest. The Funds may also use such futures to hedge various investments, for risk management and to increase income or gain. These contracts provide for the

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   67

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds periodically, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2008, the Intrepid America, Intrepid Growth, Intrepid Mid Cap, Intrepid Multi Cap and Intrepid Value Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

D.  Short Sales — The Intrepid Plus Fund may engage in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend or interest expense on securities sold short is treated as an expense on the Statements of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statements of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates. Intrepid Plus Fund may use a significant amount of leverage. While leverage may increase the Fund’s return, it may also increase the Fund’s losses compared to losses which would have been incurred had the Fund not utilized leverage.

As of December 31, 2008, the Intrepid Plus Fund had outstanding short sales as listed on its Schedule of Portfolio Investments.

E.  Securities Lending — To generate additional income, each Fund (except the Intrepid Multi Cap Fund and Intrepid Plus Fund) may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash collateral or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). Effective September 2, 2008, Goldman Sachs Bank USA (“GS Bank”) serves as lending agent to the Intrepid America Fund, Intrepid Growth Fund and Intrepid Value Fund pursuant to a new Securities Lending Agreement approved by the Board of Trustees (the “GS Bank Securities Lending Agreement”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent for the Intrepid Mid Cap Fund pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “JPMCB Securities Lending Agreement”).

Under the GS Bank Securities Lending Agreement, GS Bank acting as agent for the Intrepid America Fund, Intrepid Growth Fund and Intrepid Value Fund, loans securities to approved borrowers in exchange for cash collateral equal to at least 102% of the value of the loaned securities plus accrued interest. The borrowers are required to secure their loans continuously at 102% of the value of the loaned securities. Cash received from borrowers is invested in the JPMorgan Prime Money Market Fund as detailed in the investment guidelines contained in the GS Bank Securities Lending Agreement. During the term of the loan, the Intrepid America Fund, Intrepid Growth Fund and Intrepid Value Fund receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the GS Bank Securities Lending Agreement. Pursuant to the GS Bank Securities Lending Agreement, loans are required to be secured only by cash, for which the Intrepid America Fund, Intrepid Growth Fund and Intrepid Value Fund retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. Any risk of loss associated with the investment of cash collateral is borne by the Intrepid America Fund, Intrepid Growth Fund and Intrepid Value Fund and not by the borrower.

Under the JPMCB Securities Lending Agreement, JPMCB, acting as agent for the Intrepid Mid Cap Fund, loans securities to approved borrowers pursuant to approved borrower agreements. At the inception of a loan, securities are exchanged for collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest and 105% of the value of loaned international (non-USD denominated) securities, plus accrued interest. The JPMCB Securities Lending Agreement, requires that JPMCB daily mark to market the loaned security and request additional cash if the amount of cash received from the borrower was less than 100% of the value of the loaned security. During the term of the loan, the Intrepid Mid Cap Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines

68   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

contained in the JPMCB Securities Lending Agreement. The Intrepid Mid Cap Fund retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Intrepid Mid Cap Fund.

The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statements of Operations as Income from securities lending (net).

During the period, the following Funds invested a portion of the cash collateral they received in the JPMorgan Prime Money Market Fund. The Advisor of the Funds waived the following amounts of its fee, which offsets the shareholder servicing fees and other expenses, excluding advisory fees, incurred by JPMorgan Prime Money Market Fund on the Funds’ respective investment in JPMorgan Prime Money Market Fund. A portion of the reimbursement is voluntary (amounts in thousands):

Intrepid America Fund	$12
Intrepid Growth Fund	14
Intrepid Mid Cap Fund	2
Intrepid Value Fund	1

Information on the investment of cash collateral is shown in the Schedules of Portfolio Investments.

Under the GS Bank Securities Lending Agreement, GS Bank compensates JPMCB for certain operational services, which may include processing transactions, termination of loans and recordkeeping, provided by JPMCB.

Effective September 2, 2008, under the JPMCB Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to (i) 0.03% of the average dollar value of loans of U.S. Securities outstanding during a given month, and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

Prior to September 2, 2008, under the JPMCB Securities Lending Agreement, JPMCB was entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. During the period July 1, 2007 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. During the period March 1, 2008 to September 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Securities lending transactions involves counterparty risks, including the risk that the loaned securities may not be returned or returned in a timely manner. In addition, the Funds bear the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the collateral declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Funds may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage to the Funds. Subject to certain conditions, the applicable lending agent agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. As of December 31, 2008, the Intrepid Mid Cap Fund had unrealized losses on cash collateral investments as disclosed in its Schedule of Portfolio Investments. The risk of loss associated with such investments is borne by the Funds and does not trigger additional collateral requirements from the borrower.

As of December 31, 2008, the Funds had securities with the following values on loan, received the following collateral and, for the six months then ended, paid the following amounts (amounts in thousands):

	Value of Loaned Securities	Value of Collateral	Lending Agent Fees Paid to JPMCB	Lending Agent Fees Paid to GS Bank
Intrepid America Fund	$54,460	$54,764	$—	$32
Intrepid Growth Fund	60,216	63,506	—	16
Intrepid Mid Cap Fund	19,031	18,166	5	—
Intrepid Value Fund	4,359	7,144	—	3

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   69

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

F.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The determination has been made that the implementation of the Interpretation did not have an impact on the Funds’ financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

I.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually, except for the Intrepid Mid Cap Fund and Intrepid Value Fund, which are declared and paid at least quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

J. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Intrepid America Fund, Intrepid Growth Fund, Intrepid Multi Cap Fund, Intrepid Plus Fund and the Intrepid Value Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Intrepid Mid Cap Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors

70   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

supervise the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Intrepid America Fund	0.65%
Intrepid Growth Fund	0.65
Intrepid Mid Cap Fund	0.65
Intrepid Multi Cap Fund	0.65
Intrepid Plus Fund	1.25
Intrepid Value Fund	0.65

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months ended December 31, 2008 were as follows (excluding the reimbursement disclosed in note 2.E. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Intrepid America Fund	$31
Intrepid Growth Fund	21
Intrepid Mid Cap Fund	9
Intrepid Multi Cap Fund	—	(a)
Intrepid Plus Fund	1
Intrepid Value Fund	5

(a)	Amount rounds to less than $1,000.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2008, the annualized effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Intrepid America Fund	0.25%	n/a	0.75%	0.50%
Intrepid Growth Fund	0.25	n/a	0.75	0.50
Intrepid Mid Cap Fund	0.25	0.75%	0.75	n/a
Intrepid Multi Cap Fund	0.25	n/a	0.75	n/a
Intrepid Plus Fund	0.25	n/a	0.75	n/a
Intrepid Value Fund	0.25	n/a	0.75	0.50

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   71

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2008, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Intrepid America Fund	$7		$6
Intrepid Growth Fund	4		4
Intrepid Mid Cap Fund	23		55
Intrepid Multi Cap Fund	1		1
Intrepid Plus Fund	—	(a)	—	(a)
Intrepid Value Fund	11		7

(a)  Amount rounds to less than $1,000.

D.  Shareholder Servicing Fees —The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class
Intrepid America Fund	0.25%	n/a	0.25%	0.25%	0.05%	0.25%
Intrepid Growth Fund	0.25	n/a	0.25	0.25	0.05	0.25
Intrepid Mid Cap Fund	0.25	0.25%	0.25	n/a	n/a	0.25
Intrepid Multi Cap Fund	0.25	n/a	0.25	n/a	n/a	0.25
Intrepid Plus Fund	0.25	n/a	0.25	n/a	n/a	0.25
Intrepid Value Fund	0.25	n/a	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class	Ultra
Intrepid America Fund	1.25%	n/a	1.75%	1.50%	0.80%	1.00%	n/a
Intrepid Growth Fund	1.25	n/a	1.75	1.50	0.80	1.00	n/a
Intrepid Mid Cap Fund	1.24	1.99%	1.99	n/a	n/a	0.99	0.83%
Intrepid Multi Cap Fund	1.25	n/a	1.75	n/a	n/a	1.00	n/a
Intrepid Plus Fund	1.75	n/a	2.25	n/a	n/a	1.50	n/a
Intrepid Value Fund	1.25	n/a	1.75	1.50	0.80	1.00	n/a

The contractual expense limitation agreements were in effect for the six months ended December 31, 2008. The contractual expense limitation percentages in the table above are in place until at least October 31, 2009.

72   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

For the six months ended December 31, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Intrepid America Fund	$—	$29	$598	$627
Intrepid Growth Fund	—	109	405	514
Intrepid Mid Cap Fund	118	196	201	515
Intrepid Multi Cap Fund	43	6	21	70
Intrepid Plus Fund	35	12	65	112
Intrepid Value Fund	134	131	75	340

	Voluntary Waivers
	Advisor	Administration	Total
Intrepid Mid Cap Fund	$5	$10	$15

An affiliate of JPMCB made a payment to the Intrepid Mid Cap Fund of approximately $5,000, relating to an operational error.

G.  Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2008, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the six months ended December 31, 2008, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchase (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Intrepid America Fund	$1,525,521	$1,964,997	$—	$—
Intrepid Growth Fund	897,717	1,622,432	—	—
Intrepid Mid Cap Fund	157,205	183,442	—	—
Intrepid Multi Cap Fund	7,521	9,671	—	—
Intrepid Plus Fund	62,207	62,730	13,247	14,725
Intrepid Value Fund	123,535	146,553	—	—

During the six months ended December 31, 2008, there were no purchases or sales of U.S. Government securities.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   73

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2008, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid America Fund	$2,217,582	$104,176	$434,303	$(330,127)
Intrepid Growth Fund	940,354	49,929	122,648	(72,719)
Intrepid Mid Cap Fund	567,477	11,866	172,330	(160,464)
Intrepid Multi Cap Fund	15,286	735	3,268	(2,533)
Intrepid Plus Fund	53,414	1,834	2,608	(774)
Intrepid Value Fund	315,685	7,714	69,298	(61,584)

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility as of December 31, 2008. Average borrowings from the Facility for the six months ended December 31, 2008, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Intrepid America Fund	$10,291	4	$1
Intrepid Growth Fund	13,618	1	—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

For Intrepid America Fund, Intrepid Growth Fund and Intrepid Multi Cap Fund, one or more affiliates of the Funds’ investment advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions, if any, may impact the Funds’ performance.

8. Legal Matters

On June 29, 2004, Bank One Investment Advisors Corporation (“BOIA”) (now known as JPMIA), entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

74   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   75

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2008, and continued to hold your shares at the end of the reporting period, December 31, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008	Annualized Expense Ratio
Intrepid America Fund
Class A
Actual*	$1,000.00	$683.20	$5.30	1.25%
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class C
Actual*	1,000.00	681.50	7.42	1.75
Hypothetical*	1,000.00	1,016.38	8.89	1.75
Class R2
Actual**	1,000.00	944.50	2.02	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class R5
Actual*	1,000.00	684.80	3.40	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Select Class
Actual*	1,000.00	684.00	4.24	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00

Intrepid Growth Fund
Class A
Actual*	1,000.00	674.60	5.28	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class C
Actual*	1,000.00	673.30	7.38	1.75
Hypothetical*	1,000.00	1,016.38	8.89	1.75

76   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008	Annualized Expense Ratio
Intrepid Growth Fund (continued)
Class R2
Actual**	$1,000.00	$938.10	$2.31	1.50%
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class R5
Actual*	1,000.00	676.50	3.38	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Select Class
Actual*	1,000.00	675.90	4.22	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00

Intrepid Mid Cap Fund
Class A
Actual*	1,000.00	648.20	5.15	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class B
Actual*	1,000.00	646.50	7.59	1.83
Hypothetical*	1,000.00	1,015.98	9.30	1.83
Class C
Actual*	1,000.00	646.80	7.60	1.83
Hypothetical*	1,000.00	1,015.98	9.30	1.83
Select Class
Actual*	1,000.00	649.00	4.11	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Ultra Class
Actual*	1,000.00	649.50	3.45	0.83
Hypothetical*	1,000.00	1,021.02	4.23	0.83

Intrepid Multi Cap Fund
Class A
Actual*	1,000.00	657.10	5.22	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class C
Actual*	1,000.00	655.50	7.30	1.75
Hypothetical*	1,000.00	1,016.38	8.89	1.75
Select Class
Actual*	1,000.00	657.70	4.18	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00

Intrepid Plus Fund
Class A
Actual*	1,000.00	675.00	8.82	2.09
Hypothetical*	1,000.00	1,014.67	10.61	2.09
Class C
Actual*	1,000.00	673.10	10.92	2.59
Hypothetical*	1,000.00	1,012.15	13.14	2.59
Select Class
Actual*	1,000.00	675.50	7.77	1.84
Hypothetical*	1,000.00	1,015.93	9.35	1.84

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   77

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008	Annualized Expense Ratio

Intrepid Value Fund
Class A
Actual*	$1,000.00	$721.90	$5.43	1.25%
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class C
Actual*	1,000.00	720.00	7.59	1.75
Hypothetical*	1,000.00	1,016.38	8.89	1.75
Class R2
Actual**	1,000.00	935.10	2.31	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class R5
Actual*	1,000.00	723.40	3.48	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Select Class
Actual*	1,000.00	722.60	4.34	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 58/365 (to reflect the actual period). The Class commenced operations on November 3, 2008.

78   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for certain JPMorgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to the Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present.

Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the applicable Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   79

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Intrepid Mid Cap Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Intrepid America Fund, Intrepid Growth Fund, Intrepid Multi Cap Fund, Intrepid Plus Fund and Intrepid Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor

80   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted the Intrepid America Fund’s performance was in the fourth quintile for Class A shares for the one year period and in the fourth and second quintiles for the Select Class shares for the one and three year periods, respectively, and that the independent consultant indicated that the overall performance was needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Intrepid Growth Fund’s performance was in the fourth quintile for Class A shares for the one year period and in the fourth and second quintiles for the Select Class shares for the one and three year periods, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Intrepid Mid Cap Fund’s performance was in the fourth, second and third quintiles for Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Intrepid Multi Cap Fund’s performance was in the fifth quintile for Class A shares for the one year period and in the fourth quintile for the Select Class shares for the one and three year periods, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the performance of the Intrepid Plus Fund was in the third quintile for the Class A shares and for the Select Class shares for the one year period. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Intrepid Value Fund’s performance was in the fourth quintile for the Class A shares for the one year period and in the fourth and first quintiles for the Select Class shares for the one and three year periods, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Intrepid America Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the fourth quintile and the actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Intrepid Growth Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Intrepid Mid Cap Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares were in the second quintile and for the

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   81

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Intrepid Multi Cap Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Intrepid Plus Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the fourth quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Intrepid Value Fund’s net advisory fee for the Class A shares was in the third quintile and for the Select Class shares was in the fourth quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

82   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. December 2008.	SAN-INT-1208

Semi-Annual Report

J.P. Morgan U.S. Equity Funds

Six months ended December 31, 2008 (Unaudited)

JPMorgan Dynamic Growth Fund

CONTENTS

President’s Letter	1
Fund Summary	2
Schedule of Portfolio Investments	4
Financial Statements	6
Financial Highlights	12
Notes to Financial Statements	14
Schedule of Shareholder Expenses	19

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

*	Strategic Income Opportunities Fund risks:

Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share price will decline.

There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

The Fund may invest in international fixed income securities. International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
JANUARY 29, 2009 (Unaudited)

Dear Shareholder:

As we close the door on one of the most challenging years I’ve experienced in the investment business, I would, ideally, like to assure our shareholders that the worst of the economic crisis is behind us. However, given the unprecedented nature of this crisis — and the uncertainty that lies before us — it is difficult to know whether we’ve reached the bottom of the ongoing economic storm.

“The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators.”

Although a full-scale recovery isn’t likely to be around the corner, there have been a few signs of encouragement. The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators. Interbank lending has improved, and the short-term credit markets have shown signs of stability in response to the federal government’s cut in the fed funds rate from 1% to a target rate between zero and 0.25%. In addition, we are confident that the new President and Congress will work together to address the crisis through unprecedented economic stimulus and other actions, as necessary.

Credit markets drove stocks down and yields lower

The credit markets led stocks and the U.S. economy down in 2008, setting records along the way as prices of corporate and mortgage bonds sank to new lows. The extreme market volatility sent investors running to what many consider the safest investments in the world — U.S. Treasuries. As prices skyrocketed, these became, by far, the best-performing asset class, returning about 14% for the year. Yields tumbled to record lows across the maturity spectrum; already at record lows, the cut in the fed funds rate pushed down rates on Treasuries even further, to near zero or negative for shorter-maturity securities. From December 2007 to December 2008, the yield on the 10-year Treasury bond declined from 4.0% to 2.2%, while the yield on the 30-year bond dropped from 4.4% to 2.7%.

Equity indexes report record slides

In the U.S., equities ended 2008 with some of the worst performance and most extreme market volatility since the Great Depression. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –32%, –38% and –42%, respectively. According to the Russell Indexes, large-cap stocks performed somewhat better than their small- and mid-cap counterparts, while value equities fell less than their growth peers across all capitalization categories. The overseas markets also turned in a dismal end of year performance; the MSCI EAFE Index closed the year with a total return of –44%, as virtually all individual countries included in the index suffered double-digit losses.

Adjusting to the new reality

Given the market’s performance, investor confidence has been shaken, the short-term outlook remains unclear and volatility is likely to remain high. But whether this cycle has reached bottom or not, there are emerging opportunities for investors to adjust their expectations and portfolios to the current market scenario.

A long-term, disciplined investment plan, for example, can provide focus and prevent emotions from adversely impacting your investment strategy. And, although even diversified portfolios have been challenged by the extreme market volatility, investors may consider maintaining a balance of investments, such as equities, alternatives and diversified fixed income investments, in their portfolios to ensure that they are better positioned to smooth volatility and benefit from the market’s eventual recovery. Lastly, as in all markets, investors should check in with their financial advisors to reset their goals, time horizons and priorities, as necessary.

Investing in new opportunities

During this market downturn, JPMorgan has not altered its commitment to maintaining a long-term view and providing you with market insights, service, and high-quality investment solutions. One example of this is the newly launched JPMorgan Strategic Income Opportunities Fund, a flexible, diversified, multi-sector approach to fixed income investing.* The fund seeks to generate absolute returns by relying on an opportunistic investment process emphasizing both traditional and alternative investing strategies. For more information on this fund, please visit our website, www.jpmorganfunds.com. Your financial advisor can help you decide whether it is appropriate for your portfolio.

On behalf of everyone at JPMorgan Asset Management, we wish you a very Happy New Year. We appreciate the opportunity to help you continue to manage your investment needs this year and beyond. Should you have any questions, please visit www.jpmorganfunds.com or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

DECEMBER 31, 2008        JPMORGAN U.S. EQUITY FUNDS   1

JPMorgan Dynamic Growth Fund

FUND SUMMARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 30, 2007
Fiscal Year End	June 30
Net Assets as of 12/31/2008	$1,750,416
Investment objective and strategies

The Fund seeks long-term capital growth. The Fund invests primarily in large companies with market capitalizations equal to those within the universe of the Russell 1000 Growth Index. The Fund focuses on how quantitative factors, including valuation and improving fundamentals, play a role in stock selection. The Fund conducts extensive business and management analysis to determine a stock’s potential.

Primary Benchmark	Russell 1000 Growth Index

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*

1.	Gilead Sciences, Inc.	6.7%
2.	QUALCOMM, Inc.	5.3
3.	Google, Inc., Class A	4.5
4.	Teva Pharmaceutical Industries Ltd., (Israel), ADR	4.3
5.	Hewlett-Packard Co.	4.3
6.	Lockheed Martin Corp.	3.8
7.	Goldman Sachs Group, Inc. (The)	3.7
8.	Celgene Corp.	3.4
9.	Express Scripts, Inc.	3.4
10.	Apple, Inc.	3.4

PORTFOLIO COMPOSITION BY SECTOR*

Information Technology	24.8%
Health Care	24.0
Financials	10.3
Consumer Discretionary	10.1
Industrials	8.4
Energy	8.1
Consumer Staples	5.3
Materials	3.9
Telecommunication Services	1.4
Short-Term Investment	3.7

*	Percentages indicated are based upon total investments as of December 31, 2008. The Fund’s composition is subject to change.

2   JPMORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A
Without Sales Charge	11/30/07	(37.95)	(42.30)	(39.26)%
With Sales Charge*		(41.21)	(45.34)	(42.21)
CLASS C
Without CDSC	11/30/07	(38.18)	(42.63)	(39.60)
With CDSC**		(39.18)	(43.63)	(39.60)
CLASS R5 SHARES	11/30/07	(37.85)	(42.04)	(38.99)
SELECT CLASS SHARES	11/30/07	(37.90)	(42.17)	(39.13)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Dynamic Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from November 30, 2007 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Since the Fund’s inception, it has not experienced any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        JPMORGAN U.S. EQUITY FUNDS   3

JPMorgan Dynamic Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.1%
	Common Stocks — 97.1%
	Aerospace & Defense — 3.9%
800	Lockheed Martin Corp.	67,264
	Biotechnology — 13.4%
1,100	Celgene Corp. (a)	60,808
700	Genentech, Inc. (a)	58,037
2,300	Gilead Sciences, Inc. (a)	117,622
		236,467
	Capital Markets — 9.2%
3,200	Charles Schwab Corp. (The)	51,744
780	Goldman Sachs Group, Inc. (The)	65,824
1,500	Lazard Ltd., (Bermuda), Class A	44,610
		162,178
	Chemicals — 3.9%
550	Monsanto Co.	38,693
500	Praxair, Inc.	29,680
		68,373
	Commercial Banks — 1.2%
700	Wells Fargo & Co.	20,636
	Communications Equipment — 5.3%
2,600	QUALCOMM, Inc.	93,158
	Computers & Peripherals — 7.8%
700	Apple, Inc. (a)	59,745
2,100	Hewlett-Packard Co.	76,208
		135,953
	Construction & Engineering — 1.8%
700	Fluor Corp.	31,409
	Diversified Consumer Services — 1.3%
400	DeVry, Inc.	22,964
	Electrical Equipment — 1.2%
150	First Solar, Inc. (a)	20,694
	Food & Staples Retailing — 3.0%
1,800	CVS/Caremark Corp.	51,732
	Health Care Providers & Services — 3.5%
1,100	Express Scripts, Inc. (a)	60,478
	Hotels, Restaurants & Leisure — 3.0%
850	McDonald’s Corp.	52,862
	Household Products — 2.3%
600	Colgate-Palmolive Co.	41,124
	Internet & Catalog Retail — 3.3%
1,100	Amazon.com, Inc. (a)	56,408
	Internet Software & Services — 4.6%
260	Google, Inc., Class A (a)	79,989
	IT Services — 2.4%
300	MasterCard, Inc., Class A	42,879
	Life Sciences Tools & Services — 1.1%
400	Covance, Inc. (a)	18,412
	Oil, Gas & Consumable Fuels — 8.2%
800	Apache Corp.	59,624
450	Exxon Mobil Corp.	35,924
800	Occidental Petroleum Corp.	47,992
		143,540
	Pharmaceuticals — 6.2%
700	Shire plc, (United Kingdom), ADR	31,346
1,800	Teva Pharmaceutical Industries Ltd., (Israel), ADR	76,626
		107,972
	Road & Rail — 1.6%
600	Union Pacific Corp.	28,680
	Software — 4.9%
5,700	Activision Blizzard, Inc. (a)	49,248
1,700	Adobe Systems, Inc. (a)	36,193
		85,441
	Textiles, Apparel & Luxury Goods — 2.6%
900	Nike, Inc., Class B	45,900
	Wireless Telecommunication Services — 1.4%
800	America Movil S.A.B. de C.V., (Mexico), Series L, ADR	24,792
	Total Long-Term Investments (Cost $2,299,321)	1,699,305

Short-Term Investment — 3.8%
	Investment Company — 3.8%
66,171	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $66,171)	66,171
	Total Investments — 100.9% (Cost $2,365,492)	1,765,476
	Liabilities in Excess of Other Assets — (0.9)%	(15,060)
	NET ASSETS — 100.0%	$1,750,416

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

ADR —	American Depositary Receipt

(a) —	Non-income producing security.

(b) —	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(m) —	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN U.S. EQUITY FUNDS   5

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008 (Unaudited)

	Dynamic Growth Fund
ASSETS:
Investments in non-affiliates, at value	$1,699,305
Investments in affiliates, at value	66,171
Total investment securities, at value	1,765,476
Cash	—	(b)
Receivables:
Interest and dividends	1,481
Due from Advisor	11,237
Total Assets	1,778,194

LIABILITIES:
Accrued liabilities:
Shareholder servicing fees	287
Distribution fees	48
Custodian and accounting fees	2,848
Trustees’ and Chief Compliance Officer’s fees	1
Other	24,594
Total Liabilities	27,778
Net Assets	$1,750,416

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

Dynamic Growth Fund
NET ASSETS:
Paid in capital	$2,993,832
Accumulated undistributed (distributions in excess of) net investment income	(1,743)
Accumulated net realized gains (losses)	(641,657)
Net unrealized appreciation (depreciation)	(600,016)
Total Net Assets	$1,750,416

Net Assets:
Class A	$58,209
Class C	57,896
Class R5	14,623
Select Class	1,619,688
Total	$1,750,416

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	6,668
Class C	6,667
Class R5	1,668
Select Class	185,082

Net Asset Value:
Class A — Redemption price per share	$8.73
Class C — Offering price per share (a)	8.68
Class R5 — Offering and redemption price per share	8.77
Select Class — Offering and redemption price per share	8.75
Class A maximum sales charge	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$9.21

Cost of investments in non-affiliates	$2,299,321
Cost of investments in affiliates	66,171

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN U.S. EQUITY FUNDS   7

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2008 (Unaudited)

Dynamic Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$8,341
Dividend income from affiliates (a)	1,465
Total investment income	9,806

EXPENSES:
Investment advisory fees	6,717
Administration fees	1,171
Distribution fees:
Class A	93
Class C	278
Shareholder servicing fees:
Class A	93
Class C	93
Class R5	5
Select Class	2,589
Custodian and accounting fees	11,967
Professional fees	25,429
Trustees’ and Chief Compliance Officer’s fees	13
Printing and mailing costs	7,284
Registration and filing fees	776
Transfer agent fees	7,021
Other	704
Total expenses	64,233
Less amounts waived	(8,448)
Less expense reimbursements	(44,238)
Net expenses	11,547
Net investment income (loss)	(1,741)

REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from investments in non-affiliates	(478,019)
Change in net unrealized appreciation/depreciation of investments in non-affiliates	(588,836)
Net realized/unrealized gains (losses)	(1,066,855)
Change in net assets resulting from operations	$(1,068,596)

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Dynamic Growth Fund
	Six Months Ended 12/31/2008 (Unaudited)	Period Ended 06/30/2008 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,741)	$(6,170)
Net realized gain (loss)	(478,019)	(163,638)
Change in net unrealized appreciation (depreciation)	(588,836)	(11,180)
Change in net assets resulting from operations	(1,068,596)	(180,988)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(29)
Class R5
From net investment income	—	(14)
Select Class
From net investment income	—	(1,215)
Total distributions to shareholders	—	(1,258)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	—	3,001,258

NET ASSETS:
Change in net assets	(1,068,596)	2,819,012
Beginning of period	2,819,012	—
End of period	$1,750,416	$2,819,012
Accumulated undistributed (distributions in excess of) net investment income	$(1,743)	$(2)

(a)	Commencement of operations was November 30, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN U.S. EQUITY FUNDS   9

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	Dynamic Growth Fund
	Six Months Ended 12/31/2008 (Unaudited)	Period Ended 06/30/2008 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$100,000
Dividends reinvested	—	29
Change in net assets from Class A capital transactions	$—	$100,029
Class C
Proceeds from shares issued	$—	$100,000
Change in net assets from Class C capital transactions	$—	$100,000
Class R5
Proceeds from shares issued	$—	$25,000
Dividends reinvested	—	14
Change in net assets from Class R5 capital transactions	$—	$25,014
Select Class
Proceeds from shares issued	$—	$2,775,000
Dividends reinvested	—	1,215
Change in net assets from Select Class capital transactions	$—	$2,776,215

Total change in net assets from capital transactions	$—	$3,001,258

SHARE TRANSACTIONS:
Class A
Issued	—	6,666
Reinvested	—	2
Change in Class A Shares	—	6,668
Class C
Issued	—	6,667
Change in Class C Shares	—	6,667
Class R5
Issued	—	1,667
Reinvested	—	1
Change in Class R5 Shares	—	1,668
Select Class
Issued	—	185,000
Reinvested	—	82
Change in Select Class Shares	—	185,082

(a)	Commencement of operations was November 30, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2008        JPMORGAN U.S. EQUITY FUNDS   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Dynamic Growth Fund
Class A
Six Month Ended December 31, 2008 (Unaudited)	$14.07	$(0.02)	$(5.32)	$(5.34)	$—	$8.73
November 30, 2007 (e) through June 30, 2008	15.00	(0.05)	(0.88)	(0.93)	— (f)	14.07

Class C
Six Month Ended December 31, 2008 (Unaudited)	14.04	(0.05)	(5.31)	(5.36)	—	8.68
November 30, 2007 (e) through June 30, 2008	15.00	(0.09)	(0.87)	(0.96)	—	14.04

Class R5
Six Month Ended December 31, 2008 (Unaudited)	14.11	— (f)	(5.34)	(5.34)	—	8.77
November 30, 2007 (e) through June 30, 2008	15.00	(0.01)	(0.87)	(0.88)	(0.01)	14.11

Select Class
Six Month Ended December 31, 2008 (Unaudited)	14.09	(0.01)	(5.33)	(5.34)	—	8.75
November 30, 2007 (e) through June 30, 2008	15.00	(0.03)	(0.87)	(0.90)	(0.01)	14.09

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of operations.

(f)	Amount rounds to less than $0.01.

(g)	Due to size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

(37.95)%	$58	1.25%	(0.38)%	5.96%(g)		37%
(6.17)	94	1.25	(0.60)	7.36	(g)	24

(38.18)	58	1.75	(0.87)	6.45	(g)	37
(6.40)	94	1.75	(1.10)	7.86	(g)	24

(37.85)	15	0.80	0.08	5.50	(g)	37
(5.88)	23	0.80	(0.15)	6.90	(g)	24

(37.90)	1,620	1.00	(0.12)	5.71	(g)	37
(6.02)	2,608	1.00	(0.35)	7.11	(g)	24

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN U.S. EQUITY FUNDS   13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered
Dynamic Growth Fund	Class A, Class C, Class R5 and Select Class

The Fund commenced operations on November 30, 2007. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”) defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

14   JPMORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted prices	$1,664,058	$—
Level 2 — Other significant observable inputs	101,418	—
Level 3 — Significant unobservable inputs	—	—
Total	$1,765,476	$—

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

C.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

D.  Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

E.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

F.  Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets at an annual fee rate of 0.60%.

DECEMBER 31, 2008        JPMORGAN U.S. EQUITY FUNDS   15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Fund an amount sufficient to offset the respective fees it charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months ended December 31, 2008 was $98.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2008, the annualized effective rate was 0.10% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2008, the Distributor did not retain any fees.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
1.25%	1.75%	0.80%	1.00%

The contractual expense limitation agreements were in effect for the six months ended December 31, 2008. The contractual expense limitation percentages in the table above are in place until at least October 31, 2009.

For the six months ended December 31, 2008, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

16   JPMORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$6,717	$1,171	$560	$8,448	$44,238

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2008, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the six months ended December 31, 2008, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchase (excluding U.S. Government)	Sales (excluding U.S. Government)
$830,112	$840,720

During the six months ended December 31, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2008, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,365,492	$27,551	$627,567	$(600,016)

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2008, or at any time during the six months then ended.

DECEMBER 31, 2008        JPMORGAN U.S. EQUITY FUNDS   17

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s investment advisor. Once the Fund’s shares are sold to the public, the Fund’s investment advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

18   JPMORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2008, and continued to hold your shares at the end of the reporting period, December 31, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$620.50	$5.11	1.25%
hypothetical	1,000.00	1,018.90	6.36	1.25
Class C
Actual	1,000.00	618.20	7.14	1.75
hypothetical	1,000.00	1,016.38	8.89	1.75
Class R5
Actual	1,000.00	621.50	3.27	0.80
hypothetical	1,000.00	1,021.17	4.08	0.80
Select Class
Actual	1,000.00	621.00	4.09	1.00
hypothetical	1,000.00	1,020.16	5.09	1.00

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2008        JPMORGAN U.S. EQUITY FUNDS   19

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. December 2008.	SAN-DYN-1208

Semi-Annual Report

J.P. Morgan U.S. Equity Funds

Six months ended December 31, 2008 (Unaudited)

JPMorgan Value Discovery Fund

CONTENTS

President’s Letter	1
Fund Summary	2
Schedule of Portfolio Investments	4
Financial Statements	7
Financial Highlights	12
Notes to Financial Statements	14
Schedule of Shareholder Expenses	19
Board Approval of Investment Advisory Agreement	20

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

*	Strategic Income Opportunities Fund risks:

Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share price will decline.

There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

The Fund may invest in international fixed income securities. International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
JANUARY 29, 2009 (Unaudited)

Dear Shareholder:

As we close the door on one of the most challenging years I’ve experienced in the investment business, I would, ideally, like to assure our shareholders that the worst of the economic crisis is behind us. However, given the unprecedented nature of this crisis — and the uncertainty that lies before us — it is difficult to know whether we’ve reached the bottom of the ongoing economic storm.

“The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators.”

Although a full-scale recovery isn’t likely to be around the corner, there have been a few signs of encouragement. The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators. Interbank lending has improved, and the short-term credit markets have shown signs of stability in response to the federal government’s cut in the fed funds rate from 1% to a target rate between zero and 0.25%. In addition, we are confident that the new President and Congress will work together to address the crisis through unprecedented economic stimulus and other actions, as necessary.

Credit markets drove stocks down and yields lower

The credit markets led stocks and the U.S. economy down in 2008, setting records along the way as prices of corporate and mortgage bonds sank to new lows. The extreme market volatility sent investors running to what many consider the safest investments in the world — U.S. Treasuries. As prices skyrocketed, these became, by far, the best-performing asset class, returning about 14% for the year. Yields tumbled to record lows across the maturity spectrum; already at record lows, the cut in the fed funds rate pushed down rates on Treasuries even further, to near zero or negative for shorter-maturity securities. From December 2007 to December 2008, the yield on the 10-year Treasury bond declined from 4.0% to 2.2%, while the yield on the 30-year bond dropped from 4.4% to 2.7%.

Equity indexes report record slides

In the U.S., equities ended 2008 with some of the worst performance and most extreme market volatility since the Great Depression. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –32%, –38% and –42%, respectively. According to the Russell Indexes, large-cap stocks performed somewhat better than their small- and mid-cap counterparts, while value equities fell less than their growth peers across all capitalization categories. The overseas markets also turned in a dismal end of year performance; the MSCI EAFE Index closed the year with a total return of –44%, as virtually all individual countries included in the index suffered double-digit losses.

Adjusting to the new reality

Given the market’s performance, investor confidence has been shaken, the short-term outlook remains unclear and volatility is likely to remain high. But whether this cycle has reached bottom or not, there are emerging opportunities for investors to adjust their expectations and portfolios to the current market scenario.

A long-term, disciplined investment plan, for example, can provide focus and prevent emotions from adversely impacting your investment strategy. And, although even diversified portfolios have been challenged by the extreme market volatility, investors may consider maintaining a balance of investments, such as equities, alternatives and diversified fixed income investments, in their portfolios to ensure that they are better positioned to smooth volatility and benefit from the market’s eventual recovery. Lastly, as in all markets, investors should check in with their financial advisors to reset their goals, time horizons and priorities, as necessary.

Investing in new opportunities

During this market downturn, JPMorgan has not altered its commitment to maintaining a long-term view and providing you with market insights, service, and high-quality investment solutions. One example of this is the newly launched JPMorgan Strategic Income Opportunities Fund, a flexible, diversified, multi-sector approach to fixed income investing.* The fund seeks to generate absolute returns by relying on an opportunistic investment process emphasizing both traditional and alternative investing strategies. For more information on this fund, please visit our website, www.jpmorganfunds.com. Your financial advisor can help you decide whether it is appropriate for your portfolio.

On behalf of everyone at JPMorgan Asset Management, we wish you a very Happy New Year. We appreciate the opportunity to help you continue to manage your investment needs this year and beyond. Should you have any questions, please visit www.jpmorganfunds.com or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President and CEO
JPMorgan Funds

DECEMBER 31, 2008        JPMORGAN U.S. EQUITY FUNDS   1

JPMorgan Value Discovery Fund

FUND SUMMARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS
Fund Inception	September 28, 2007
Fiscal Year End	June 30
Net Assets as of 12/31/2008	$1,760,599
Investment objective and strategies
The Fund seeks long-term capital appreciation. The Fund invests primarily in equity securities of large U.S. companies, which possess market capitalizations similar to those within the universe of the Russell 1000 Value Index. It may also invest in securities across all market capitalizations when they offer attractive opportunities. The Fund intends to invest in options on securities in an effort to enhance income, protect the value of portfolio securities and increase the return to risk ratio for a particular investment, among other reasons.

Primary Benchmark	Russell 1000 Value Index

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*

1.	Verizon Communications, Inc.	4.8%
2.	Wal-Mart Stores, Inc.	4.7
3.	Exxon Mobil Corp.	4.2
4.	Home Depot, Inc.	3.8
5.	Comcast Corp., Special Class A	3.8
6.	Microsoft Corp.	3.1
7.	Travelers Cos., Inc. (The)	2.3
8.	Hewlett-Packard Co.	2.2
9.	United Technologies Corp.	2.1
10.	Philip Morris International, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR*

Financials	16.5%
Consumer Discretionary	15.5
Consumer Staples	14.0
Information Technology	13.7
Energy	10.8
Health Care	7.8
Industrials	6.1
Telecommunication Services	5.9
Materials	3.0
Utilities	2.0
Short-Term Investment	4.7

*	Percentages indicated are based upon total investments as of December 31, 2008. The Fund’s composition is subject to change.

2   JPMORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	9/28/07
Without Sales Charge		(26.91)%	(35.94)%	(34.69)%
With Sales Charge*		(30.74)	(39.31)	(37.43)
CLASS C SHARES	9/28/07
Without CDSC		(27.10)	(36.28)	(35.02)
With CDSC**		(28.10)	(37.28)	(35.02)
CLASS R5 SHARES	9/28/07	(26.68)	(35.64)	(34.38)
SELECT CLASS SHARES	9/28/07	(26.82)	(35.78)	(34.52)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/28/07 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 28, 2007.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Value Discovery Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from September 28, 2007 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Since the Fund’s inception, it has not experienced any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        JPMORGAN U.S. EQUITY FUNDS   3

JPMorgan Value Discovery Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.9%
	Common Stocks — 94.4%
	Aerospace & Defense — 3.2%
270	Honeywell International, Inc.	8,864
946	Spirit Aerosystems Holdings, Inc., Class A (a)	9,621
690	United Technologies Corp.	36,984
		55,469
	Auto Components — 2.1%
1,260	Johnson Controls, Inc.	22,882
912	WABCO Holdings, Inc.	14,400
		37,282
	Beverages — 1.8%
370	Coca-Cola Co. (The)	16,750
290	Molson Coors Brewing Co., Class B	14,187
		30,937
	Capital Markets — 5.6%
680	Ameriprise Financial, Inc.	15,885
1,200	Bank of New York Mellon Corp. (The)	33,996
670	Morgan Stanley	10,747
150	State Street Corp.	5,899
2,270	TD AMERITRADE Holding Corp. (a)	32,348
		98,875
	Chemicals — 1.0%
350	Air Products & Chemicals, Inc.	17,594
	Commercial Banks — 2.6%
90	M&T Bank Corp.	5,167
286	PNC Financial Services Group, Inc.	14,014
3,720	Wachovia Corp.	20,609
180	Wells Fargo & Co.	5,306
		45,096
	Communications Equipment — 5.0%
1,760	Cisco Systems, Inc. (a)	28,688
3,037	Corning, Inc.	28,943
830	QUALCOMM, Inc.	29,739
		87,370
	Computers & Peripherals — 4.2%
1,085	Hewlett-Packard Co.	39,375
420	International Business Machines Corp.	35,347
		74,722
	Construction Materials — 0.5%
900	Cemex S.A.B. de C.V., (Mexico), ADR (a)	8,226
	Consumer Finance — 1.5%
599	American Express Co.	11,111
484	Capital One Financial Corp.	15,435
		26,546
	Containers & Packaging — 1.6%
660	Ball Corp.	27,449
	Diversified Financial Services — 1.6%
1,475	Bank of America Corp.	20,768
1,220	Citigroup, Inc.	8,186
		28,954
	Diversified Telecommunication Services — 6.0%
730	AT&T, Inc.	20,805
2,500	Verizon Communications, Inc.	84,750
		105,555
	Electric Utilities — 1.0%
200	Exelon Corp.	11,122
150	FirstEnergy Corp.	7,287
		18,409
	Electronic Equipment, Instruments & Components — 1.0%
1,100	Tyco Electronics Ltd., (Bermuda)	17,831
	Energy Equipment & Services — 1.3%
520	Baker Hughes, Inc.	16,676
300	Helmerich & Payne, Inc.	6,825
		23,501
	Food & Staples Retailing — 8.4%
1,000	CVS/Caremark Corp.	28,740
1,142	Safeway, Inc.	27,146
380	SYSCO Corp.	8,717
1,470	Wal-Mart Stores, Inc.	82,408
		147,011
	Food Products — 1.0%
410	JM Smucker Co. (The)	17,778
	Gas Utilities — 0.5%
280	Questar Corp.	9,153
	Health Care Equipment & Supplies — 1.0%
480	Covidien Ltd.	17,395
	Health Care Providers & Services — 0.8%
557	UnitedHealth Group, Inc.	14,816

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — 0.4%
1,130	Wyndham Worldwide Corp.	7,402
	Household Durables — 1.7%
430	Fortune Brands, Inc.	17,750
300	Mohawk Industries, Inc. (a)	12,891
		30,641
	Industrial Conglomerates — 0.6%
750	Textron, Inc.	10,402
	Insurance — 4.7%
732	Aflac, Inc.	33,555
320	Prudential Financial, Inc.	9,683
883	Travelers Cos., Inc. (The)	39,912
		83,150
	Internet Software & Services — 0.5%
30	Google, Inc., Class A (a)	9,230
	Life Sciences Tools & Services — 0.5%
280	Thermo Fisher Scientific, Inc. (a)	9,540
	Machinery — 1.0%
610	PACCAR, Inc.	17,446
	Media — 6.4%
4,125	Comcast Corp., Special Class A	66,619
2,120	News Corp., Class A	19,271
1,190	Walt Disney Co. (The)	27,001
		112,891
	Multi-Utilities — 0.5%
830	CMS Energy Corp.	8,391
	Oil, Gas & Consumable Fuels — 9.5%
401	ConocoPhillips	20,772
1,871	El Paso Corp.	14,650
930	Exxon Mobil Corp.	74,242
200	Hess Corp.	10,728
726	Marathon Oil Corp.	19,863
254	Occidental Petroleum Corp.	15,237
600	Teekay Corp., (Bahamas)	11,790
		167,282
	Pharmaceuticals — 5.5%
1,061	Merck & Co., Inc.	32,255
350	Novartis AG, (Switzerland), ADR	17,416
1,440	Schering-Plough Corp.	24,523
600	Wyeth	22,506
		96,700
	Road & Rail — 1.4%
514	Norfolk Southern Corp.	24,184
	Software — 3.1%
2,792	Microsoft Corp.	54,276
	Specialty Retail — 3.9%
2,957	Home Depot, Inc.	68,070
	Tobacco — 3.0%
1,065	Altria Group, Inc.	16,039
825	Philip Morris International, Inc.	35,896
		51,935
	Total Common Stocks (Cost $2,366,879)	1,661,509

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Convertible Bond — 1.0%
	Media — 1.0%
25,000	Liberty Media LLC, 3.125%, 03/30/23 (Cost $25,460)	17,937

SHARES
	Preferred Stock — 0.5%
	Diversified Financial Services — 0.5%
15	Bank of America Corp., 7.250%, 12/31/49 (x) (Cost $13,058)	9,769
	Total Long-Term Investments (Cost $2,405,397)	1,689,215
Short-Term Investment — 4.7%
	Investment Company — 4.7%
82,576	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $82,576)	82,576
	Total Investments — 100.6% (Cost $2,487,973)	1,771,791
	Liabilities in Excess of Other Assets — (0.6)%	(11,192)
	NET ASSETS — 100.0%	$1,760,599

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN U.S. EQUITY FUNDS   5

JPMorgan Value Discovery Fund

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

ADR—	American Depositary Receipt

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management, Inc.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(x)—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008 (Unaudited)

	Value Discovery Fund
ASSETS:
Investments in non-affiliates, at value	$1,689,215
Investments in affiliates, at value	82,576
Total investment securities, at value	1,771,791
Cash	—	(b)
Receivables:
Interest and dividends	3,818
Due from Advisor	11,168
Total Assets	1,786,777

LIABILITIES:
Accrued liabilities:
Shareholder servicing fees	284
Distribution fees	47
Custodian and accounting fees	3,723
Trustees’ and Chief Compliance Officer’s fees	9
Other	22,115
Total Liabilities	26,178
Net Assets	$1,760,599

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN U.S. EQUITY FUNDS   7

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

Value Discovery Fund

NET ASSETS:
Paid in capital	$3,038,163
Accumulated undistributed (distributions in excess of) net investment income	(37)
Accumulated net realized gains (losses)	(561,345)
Net unrealized appreciation (depreciation)	(716,182)
Total Net Assets	$1,760,599
Net Assets:
Class A	$58,525
Class C	58,161
Class R5	14,714
Select Class	1,629,199
Total	$1,760,599
Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	6,765
Class C	6,724
Class R5	1,702
Select Class	188,376

Net Asset Value:
Class A — Redemption price per share	$8.65
Class C — Offering price per share (a)	8.65
Class R5 — Offering and redemption price per share	8.65
Select Class — Offering and redemption price per share	8.65
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$9.13

Cost of investments in non-affiliates	$2,405,397
Cost of investments in affiliates	82,576

(a)	Redemption price for Class C shares varies based upon the length of time the shares were held.

(b)	Amount rounds to less than $1.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2008 (Unaudited)

Value Discovery Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$25,454
Dividend income from affiliates (a)	2,026
Interest income from non-affiliates	560
Total investment income	28,040

EXPENSES:
Investment advisory fees	6,759
Administration fees	1,090
Distribution fees:
Class A	86
Class C	258
Shareholder servicing fees:
Class A	86
Class C	86
Class R5	5
Select Class	2,405
Custodian and accounting fees	12,332
Professional fees	30,031
Trustees’ and Chief Compliance Officer’s fees	14
Printing and mailing costs	8,505
Registration and filing fees	567
Transfer agent fees	6,892
Other	1,204
Total expenses	70,320
Less amounts waived	(8,369)
Less expense reimbursements	(51,745)
Net expenses	10,206
Net investment income (loss)	17,834

REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments in non-affiliates	(288,325)
Written options	(5,108)
Net realized gain (loss)	(293,433)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(368,888)
Written options	(465)
Change in net unrealized appreciation (depreciation)	(369,353)
Net realized/unrealized gains (losses)	(662,786)
Change in net assets resulting from operations	$(644,952)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN U.S. EQUITY FUNDS   9

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Value Discovery Fund
	Six Months Ended 12/31/2008 (Unaudited)	Period Ended 6/30/2008 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$17,834	$20,294
Net realized gain (loss)	(293,433)	(267,914)
Change in net unrealized appreciation (depreciation)	(369,353)	(346,829)
Change in net assets resulting from operations	(644,952)	(594,449)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(561)	(496)
Class C
From net investment income	(394)	(175)
Class R5
From net investment income	(178)	(201)
Select Class
From net investment income	(17,908)	(18,494)
Total distributions to shareholders	(19,041)	(19,366)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	19,041	3,019,366

NET ASSETS:
Change in net assets	(644,952)	2,405,551
Beginning of period	2,405,551	—
End of period	$1,760,599	$2,405,551
Accumulated undistributed (distributions in excess of) net investment income	$(37)	$1,170

(a)	Commencement of operations was September 28, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

	Value Discovery Fund
	Six Months Ended 12/31/2008 (Unaudited)	Period Ended 6/30/2008 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$100,000
Dividends and distributions reinvested	561	496
Change in net assets from Class A capital transactions	$561	$100,496
Class C
Proceeds from shares issued	$—	$100,000
Dividends and distributions reinvested	394	175
Change in net assets from Class C capital transactions	$394	$100,175
Class R5
Proceeds from shares issued	$—	$25,000
Dividends and distributions reinvested	178	201
Change in net assets from Class R5 capital transactions	$178	$25,201
Select Class
Proceeds from shares issued	$—	$2,775,000
Dividends and distributions reinvested	17,908	18,494
Change in net assets from Select Class capital transactions	$17,908	$2,793,494

Total change in net assets from capital transactions	$19,041	$3,019,366

SHARE TRANSACTIONS:
Class A
Issued	—	6,667
Reinvested	59	39
Change in Class A Shares	59	6,706
Class C
Issued	—	6,667
Reinvested	43	14
Change in Class C Shares	43	6,681
Class R5
Issued	—	1,667
Reinvested	19	16
Change in Class R5 Shares	19	1,683
Select Class
Issued	—	185,000
Reinvested	1,895	1,481
Change in Select Class Shares	1,895	186,481

(a)	Commencement of operations was September 28, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN U.S. EQUITY FUNDS   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Class A
Six Months Ended December 31, 2008 (Unaudited)	$11.94	$0.08	$(3.29)	$(3.21)	$(0.08)
September 28, 2007 (f) through June 30, 2008	15.00	0.08	(3.07)	(2.99)	(0.07)
Class C
Six Months Ended December 31, 2008 (Unaudited)	11.94	0.05	(3.28)	(3.23)	(0.06)
September 28, 2007 (f) through June 30, 2008	15.00	0.03	(3.06)	(3.03)	(0.03)
Class R5
Six Months Ended December 31, 2008 (Unaudited)	11.93	0.10	(3.27)	(3.17)	(0.11)
September 28, 2007 (f) through June 30, 2008	15.00	0.12	(3.07)	(2.95)	(0.12)
Select Class
Six Months Ended December 31, 2008 (Unaudited)	11.94	0.09	(3.28)	(3.19)	(0.10)
September 28, 2007 (f) through June 30, 2008	15.00	0.10	(3.06)	(2.96)	(0.10)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

(f)	Commencement of operations.

(g)	Includes earnings credits of 0.11%.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)

$ 8.65	(26.91)%	$59	1.20%		1.49%	6.98%	29%
11.94	(19.92)	80	1.20	(g)	0.79	7.07	42

8.65	(27.10)	58	1.70		1.00	7.47	29
11.94	(20.23)	80	1.70	(g)	0.29	7.57	42

8.65	(26.68)	15	0.75		1.94	6.53	29
11.93	(19.70)	20	0.75	(g)	1.25	6.61	42

8.65	(26.82)	1,629	0.95		1.74	6.72	29
11.94	(19.76)	2,226	0.95	(g)	1.05	6.81	42

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN U.S. EQUITY FUNDS   13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered
Value Discovery Fund	Class A, Class C, Class R5 and Select Class

The Fund commenced operations on September 28, 2007. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Fund adopted the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

14   JPMORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted prices	$1,718,443	$—
Level 2 — Other significant observable inputs	53,348	—
Level 3 — Significant unobservable inputs	—	—
Total	$1,771,791	$—

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Written Options — When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded as an unrealized gain or loss. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security.

The Fund writes options on securities. These options are settled for cash. Uncovered call options subject the Fund to unlimited risk of loss. Covered call options limit the upside potential of a security above the exercise price. Put options subject the Fund to loss only to the extent of the value of the underlying security. The Fund, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Transactions in written options during the six months ended December 31, 2008 were as follows:

	Number of Contracts	Premiums Received
Options outstanding at June 30, 2008	33	$2,421
Options written	—	—
Options expired	—	—
Options terminated in closing purchase transactions	(33)	(2,421)
Options outstanding at December 31, 2008	—	$—

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

D.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to the Fund are charged directly to the Fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E.  Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve

DECEMBER 31, 2008        JPMORGAN U.S. EQUITY FUNDS   15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

months. The Fund’s federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

F.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

G.  Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Fund an amount sufficient to offset the respective fees it charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended December 31, 2008 was approximately $150.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2008, the annualized effective rate was 0.10% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2008, the Distributor did not retain any fees.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

16   JPMORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
1.20%	1.70%	0.75%	0.95%

The contractual expense limitation agreement was in effect for the six months ended December 31, 2008. The expense limitation percentages in the table above are in place until at least October 31, 2009.

For the six months ended December 31, 2008, the Fund’s service providers waived fees and reimbursed expenses for the Fund as follows. None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$6,759	$1,090	$520	$8,369	$51,745

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2008, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the six months ended December 31, 2008, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$813,615	$580,043

During the six months ended December 31, 2008, there were no purchases or sales of U.S. Government securities.

DECEMBER 31, 2008        JPMORGAN U.S. EQUITY FUNDS   17

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2008, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,487,973	$26,080	$742,262	$(716,182)

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2008, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s investment advisor. Once the Fund’s shares are sold to the public, the Fund’s investment advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

18   JPMORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2008, and continued to hold your shares at the end of the reporting period, December 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$730.90	$5.24	1.20%
Hypothetical	1,000.00	1,019.16	6.11	1.20
Class C
Actual	1,000.00	729.00	7.41	1.70
Hypothetical	1,000.00	1,016.64	8.64	1.70
Class R5
Actual	1,000.00	733.20	3.28	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Select Class
Actual	1,000.00	731.80	4.15	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2008        JPMORGAN U.S. EQUITY FUNDS   19

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose semi-annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the JPMorgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Fund, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Fund. This information includes the Fund’s performance against the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, with respect to the Fund, the Trustees have engaged an independent consultant to similarly review the performance of the Fund, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present.

Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and

20   JPMORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular Advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Fund.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Advisor. The determination made by the Trustees with respect to the Fund’s performance is summarized below:

The Trustees noted that the prospects for acceptable performance of the Value Discovery Fund appeared strong based on both the team and investment approach proposed for the Fund. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

DECEMBER 31, 2008        JPMORGAN U.S. EQUITY FUNDS   21

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

The Trustees noted that the Fund’s net advisory fee for the Class A and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

22   JPMORGAN U.S. EQUITY FUNDS        DECEMBER 31, 2008

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase &Co., 2008 All rights reserved. December 2008.	SAN-VD-1208

Semi-Annual Report

J.P. Morgan SmartRetirement Funds

Six months ended December 31, 2008 (Unaudited)

JPMorgan SmartRetirement Income Fund®
JPMorgan SmartRetirement 2010 FundSM
JPMorgan SmartRetirement 2015 FundSM
JPMorgan SmartRetirement 2020 FundSM
JPMorgan SmartRetirement 2025 FundSM
JPMorgan SmartRetirement 2030 FundSM
JPMorgan SmartRetirement 2035 FundSM
JPMorgan SmartRetirement 2040 FundSM
JPMorgan SmartRetirement 2045 FundSM
JPMorgan SmartRetirement 2050 FundSM

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan SmartRetirement Income Fund	2
JPMorgan SmartRetirement 2010 Fund	4
JPMorgan SmartRetirement 2015 Fund	6
JPMorgan SmartRetirement 2020 Fund	8
JPMorgan SmartRetirement 2025 Fund	10
JPMorgan SmartRetirement 2030 Fund	12
JPMorgan SmartRetirement 2035 Fund	14
JPMorgan SmartRetirement 2040 Fund	16
JPMorgan SmartRetirement 2045 Fund	18
JPMorgan SmartRetirement 2050 Fund	20
Schedules of Portfolio Investments	22
Financial Statements	40
Financial Highlights	62
Notes to Financial Statements	76
Schedule of Shareholder Expenses	87
Board Approval of Investment Advisory Agreements	93

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

*	Strategic Income Opportunities Fund risks:

Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share price will decline.

There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

The Fund may invest in international fixed income securities. International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
JANUARY 29, 2009 (Unaudited)

Dear Shareholder:

As we close the door on one of the most challenging years I’ve experienced in the investment business, I would, ideally, like to assure our shareholders that the worst of the economic crisis is behind us. However, given the unprecedented nature of this crisis — and the uncertainty that lies before us — it is difficult to know whether we’ve reached the bottom of the ongoing economic storm.

“The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators.”

Although a full-scale recovery isn’t likely to be around the corner, there have been a few signs of encouragement. The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators. Interbank lending has improved, and the short-term credit markets have shown signs of stability in response to the federal government’s cut in the fed funds rate from 1% to a target rate between zero and 0.25%. In addition, we are confident that the new President and Congress will work together to address the crisis through unprecedented economic stimulus and other actions, as necessary.

Credit markets drove stocks down and yields lower

The credit markets led stocks and the U.S. economy down in 2008, setting records along the way as prices of corporate and mortgage bonds sank to new lows. The extreme market volatility sent investors running to what many consider the safest investments in the world — U.S. Treasuries. As prices skyrocketed, these became, by far, the best-performing asset class, returning about 14% for the year. Yields tumbled to record lows across the maturity spectrum; already at record lows, the cut in the fed funds rate pushed down rates on Treasuries even further, to near zero or negative for shorter-maturity securities. From December 2007 to December 2008, the yield on the 10-year Treasury bond declined from 4.0% to 2.2%, while the yield on the 30-year bond dropped from 4.4% to 2.7%.

Equity indexes report record slides

In the U.S., equities ended 2008 with some of the worst performance and most extreme market volatility since the Great Depression. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –32%, –38% and –42%, respectively. According to the Russell Indexes, large-cap stocks performed somewhat better than their small- and mid-cap counterparts, while value equities fell less than their growth peers across all capitalization categories. The overseas markets also turned in a dismal end of year performance; the MSCI EAFE Index closed the year with a total return of –44%, as virtually all individual countries included in the index suffered double-digit losses.

Adjusting to the new reality

Given the market’s performance, investor confidence has been shaken, the short-term outlook remains unclear and volatility is likely to remain high. But whether this cycle has reached bottom or not, there are emerging opportunities for investors to adjust their expectations and portfolios to the current market scenario.

A long-term, disciplined investment plan, for example, can provide focus and prevent emotions from adversely impacting your investment strategy. And, although even diversified portfolios have been challenged by the extreme market volatility, investors may consider maintaining a balance of investments, such as equities, alternatives and diversified fixed income investments, in their portfolios to ensure that they are better positioned to smooth volatility and benefit from the market’s eventual recovery. Lastly, as in all markets, investors should check in with their financial advisors to reset their goals, time horizons and priorities, as necessary.

Investing in new opportunities

During this market downturn, JPMorgan has not altered its commitment to maintaining a long-term view and providing you with market insights, service, and high-quality investment solutions. One example of this is the newly launched JPMorgan Strategic Income Opportunities Fund, a flexible, diversified, multi-sector approach to fixed income investing.* The fund seeks to generate absolute returns by relying on an opportunistic investment process emphasizing both traditional and alternative investing strategies. For more information on this fund, please visit our website, www.jpmorganfunds.com. Your financial advisor can help you decide whether it is appropriate for your portfolio.

On behalf of everyone at JPMorgan Asset Management, we wish you a very Happy New Year. We appreciate the opportunity to help you continue to manage your investment needs this year and beyond. Should you have any questions, please visit www.jpmorganfunds.com or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   1

JPMorgan SmartRetirement Income Fund®

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS
Fund Inception	May 15, 2006
Fiscal Year End	June 30
Net Assets as of 12/31/2008	$93,037,558
Primary Benchmark	Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index)
Secondary Benchmark	Russell 3000 Index
Composite Benchmark	SmartRetirement Income Composite Benchmark

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan SmartRetirement Income Fund®, which seeks current income and some capital appreciation,* returned –13.28% (Institutional Class Shares) for the six months ended December 31, 2008. The Fund’s performance is compared to both a broad-based fixed income and equity benchmark. The Fund’s primary benchmark, the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index), returned 4.07%, while the Fund’s secondary benchmark, the Russell 3000 Index, returned –29.52%. The Fund’s Composite Benchmark, which is a blend of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, returned –7.99%.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its primary and composite benchmarks for the period due primarily to fund selection in real estate investment trusts (REITs) and emerging markets debt. The Fund outperformed its secondary benchmark due primarily to fund selection in international developed and emerging markets equity. (Fund selection relates to how the underlying strategies perform relative to their respective benchmarks.)

In asset allocation terms (asset allocation performance relates to the portfolio team’s decision to over/underweight given asset classes), the Fund’s overweight in large caps hindered performance, while an underweight in emerging markets equity contributed. The Fund’s negative return versus its primary benchmark and composite benchmark resulted mainly from allocations in international equity markets.

On average, the individual underlying funds held by the JPMorgan SmartRetirement Income Fund® underperformed their respective benchmarks. Notable detractors this period included the JPMorgan Core Bond Fund and JPMorgan Emerging Markets Debt Fund, while the JPMorgan Emerging Markets Equity Fund and JPMorgan High Yield Bond Fund contributed to performance.

Global stock markets performed poorly during the period ended December 31, 2008, as job losses spiked higher and the levels of recorded and projected growth declined at an alarming rate. The Fund was hindered by poor equity market performance, particularly in the U.S. large-cap, U.S. small-cap and international segments. The consumer faced many headwinds, including a weaker job market, tighter credit and declining wealth. As a result, consumer confidence moved markedly downward. The S&P 500 Index fell 28.48%, while the MSCI EAFE Index declined 36.41% for the six months ended December 31, 2008. U.S. REITs had a difficult six months, returning –35.75%, as demonstrated by the MSCI U.S. REIT Index. Core fixed income had positive returns, with the Barclays Capital U.S. Aggregate Index returning 4.07% for the period.

Q:	HOW WAS THE FUND MANAGED?

A:	Our strategy is to provide current income and some capital appreciation from investments in mutual funds that, together, invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of JPMorgan Funds across different investment styles. The underlying funds may use derivatives, which are investments that have a value based on another investment, exchange or index. In addition, as permitted by the exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may invest directly in securities and other financial instruments, including derivatives.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The SmartRetirement Income Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Barclays Capital U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed-income funds and equity funds over the life of the Fund. As the Adviser adjusts the Fund’s target allocation from time to time, the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, the Adviser treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks.

2   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		(13.40)%	(17.23)%	(2.95)%
With Sales Charge*		(17.33)	(20.95)	(4.64)
CLASS C SHARES	5/15/06
Without CDSC		(13.68)	(17.64)	(3.46)
With CDSC**		(14.68)	(18.64)	(3.46)
CLASS R2 SHARES	11/03/08	(13.40)	(17.23)	(2.95)
SELECT CLASS SHARES	5/15/06	(13.36)	(17.05)	(2.74)
INSTITUTIONAL CLASS SHARES	5/15/06	(13.28)	(16.97)	(2.58)

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement Income Fund, the Barclays Capital U.S. Aggregate Index, the Russell 3000 Index, the Composite Benchmark and the Lipper Mixed-Asset Target Allocation Conservative Funds Index from May 15, 2006 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Composite Benchmark is comprised of a blend of the Barclays Capital U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. The Lipper Mixed-Asset Target Allocation Conservative Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   3

JPMorgan SmartRetirement 2010 FundSM

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS
Fund Inception	May 15, 2006
Fiscal Year End	June 30
Net Assets as of 12/31/2008	$89,419,271
Primary Benchmark	Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index)
Secondary Benchmark	Russell 3000 Index
Composite Benchmark	SmartRetirement 2010 Composite Benchmark

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan SmartRetirement 2010 FundSM, which seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date,* returned –16.64% (Institutional Class Shares) for the six months ended December 31, 2008. The Fund’s performance is compared to both a broad-based fixed income and equity benchmark. The Fund’s primary benchmark, the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index), returned 4.07%, while the Fund’s secondary benchmark, the Russell 3000 Index, returned –29.52%. The Fund’s Composite Benchmark, which is a blend of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, returned –11.45%.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its primary and composite benchmarks for the period due primarily to fund selection in real estate investment trusts (REITs) and emerging markets debt. The Fund outperformed its secondary benchmark due primarily to fund selection in international developed and emerging markets equity. (Fund selection relates to how the underlying strategies perform relative to their respective benchmarks.)

In asset allocation terms (asset allocation performance relates to the portfolio team’s decision to over/underweight given asset classes), the Fund’s overweight in large caps hindered performance, while an underweight in emerging markets equity contributed. The Fund’s negative return versus its primary benchmark and composite benchmark resulted mainly from allocations in international equity markets.

On average, the individual underlying funds held by the JPMorgan SmartRetirement 2010 FundSM underperformed their respective benchmarks. Notable detractors this period included the JPMorgan Strategic Small Cap Value Fund and JPMorgan Emerging Markets Debt Fund, while the JPMorgan Emerging Markets Equity Fund and JPMorgan High Yield Bond Fund contributed to performance.

Global stock markets performed poorly during the period ended December 31, 2008, as job losses spiked higher and the levels of recorded and projected growth declined at an alarming rate. The Fund was hindered by poor equity market performance, particularly in the U.S. large-cap, U.S. small-cap and international segments. The consumer faced many headwinds, including a weaker job market, tighter credit and declining wealth. As a result, consumer confidence moved markedly downward. The S&P 500 Index fell 28.48%, while the MSCI EAFE Index declined 36.41% for the six months ended December 31, 2008. U.S. REITs had a difficult six months, returning –35.75%, as demonstrated by the MSCI U.S. REIT Index. Core fixed income had positive returns, with the Barclays Capital U.S. Aggregate Index returning 4.07% for the period.

Q:	HOW WAS THE FUND MANAGED?

A:	Our strategy is to provide total return from investments in mutual funds that, together, invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of JPMorgan Funds across different investment styles. The underlying funds may use derivatives, which are investments that have a value based on another investment, exchange or index. In addition, as permitted by the exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may invest directly in securities and other financial instruments, including derivatives.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The SmartRetirement 2010 Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Barclays Capital U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the Adviser adjusts the Fund’s target allocation from time to time (typically, at least annually), the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, the Adviser treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks.

4   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		(16.87)%	(21.49)%	(4.46)%
With Sales Charge*		(20.60)	(25.01)	(6.13)
CLASS C SHARES	5/15/06
Without CDSC		(17.05)	(21.91)	(4.95)
With CDSC**		(18.05)	(22.91)	(4.95)
CLASS R2 SHARES	11/03/08	(16.87)	(21.49)	(4.46)
SELECT CLASS SHARES	5/15/06	(16.72)	(21.29)	(4.22)
INSTITUTIONAL CLASS SHARES	5/15/06	(16.64)	(21.16)	(4.06)

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The Fund commenced operations on May 15, 2006.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2010 Fund, the Barclays Capital U.S. Aggregate Index, the Russell 3000 Index, the Composite Benchmark and the Lipper Mixed-Asset Target 2010 Funds Average from May 15, 2006 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Mixed-Asset Target 2010 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Composite Benchmark is comprised of a blend of the Barclays Capital U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. The Lipper Mixed-Asset Target 2010 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   5

JPMorgan SmartRetirement 2015 FundSM

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS
Fund Inception	May 15, 2006
Fiscal Year End	June 30
Net Assets as of 12/31/2008	$144,168,599
Primary Benchmark	Russell 3000 Index
Secondary Benchmark	Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index)
Composite Benchmark	SmartRetirement 2015 Composite Benchmark

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan SmartRetirement 2015 FundSM, which seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date,* returned –20.31% (Institutional Class Shares) for the six months ended December 31, 2008. The Fund’s performance is compared to both a broad-based equity and fixed income benchmark. The Fund’s primary benchmark, the Russell 3000 Index, returned –29.52%, while the Fund’s secondary benchmark, the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index), returned 4.07%. The Fund’s Composite Benchmark, which is a blend of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, returned –15.82%.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its secondary and composite benchmarks for the period due primarily to fund selection in real estate investment trusts (REITs) and emerging markets debt. The Fund outperformed its primary benchmark due primarily to fund selection in international developed and emerging markets equity. (Fund selection relates to how the underlying strategies perform relative to their respective benchmarks.)

In asset allocation terms (asset allocation performance relates to the portfolio team’s decision to over/underweight given asset classes), the Fund’s overweight in large caps hindered performance, while an underweight in emerging markets equity contributed. The Fund’s negative return versus its secondary benchmark and composite benchmark resulted mainly from allocations in international equity markets.

On average, the individual underlying funds held by the JPMorgan SmartRetirement 2015 Fund underperformed their respective benchmarks. Notable detractors this period included the JPMorgan Strategic Small Cap Value Fund and JPMorgan Emerging Markets Debt Fund, while the JPMorgan Emerging Markets Equity Fund and JPMorgan High Yield Bond Fund contributed to performance.

Global stock markets performed poorly during the period ended December 31, 2008, as job losses spiked higher and the levels of recorded and projected growth declined at an alarming rate. The Fund was hindered by poor equity market performance, particularly in the U.S. large-cap, U.S. small-cap and international segments. The consumer faced many headwinds, including a weaker job market, tighter credit and declining wealth. As a result, consumer confidence moved markedly downward. The S&P 500 Index fell 28.48%, while the MSCI EAFE Index declined 36.41% for the six months ended December 31, 2008. U.S. REITs had a difficult six months, returning –35.75%, as demonstrated by the MSCI U.S. REIT Index. Core fixed income had positive returns, with the Barclays Capital U.S. Aggregate Index returning 4.07% for the period.

Q:	HOW WAS THE FUND MANAGED?

A:	Our strategy is to provide total return from investments in mutual funds that, together, invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of JPMorgan Funds across different investment styles. The underlying funds may use derivatives, which are investments that have a value based on another investment, exchange or index. In addition, to the extent permitted by the exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may invest directly in securities and other financial instruments, including derivatives.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The SmartRetirement 2015 Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Barclays Capital U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the Adviser adjusts the Fund’s target allocation from time to time (typically, at least annually), the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, the Adviser treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks.

6   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		(20.47)%	(25.88)%	(6.09)%
With Sales Charge*		(24.05)	(29.20)	(7.73)
CLASS C SHARES	5/15/06
Without CDSC		(20.67)	(26.25)	(6.57)
With CDSC**		(21.67)	(27.25)	(6.57)
CLASS R2 SHARES	11/03/08	(20.48)	(25.88)	(6.09)
SELECT CLASS SHARES	5/15/06	(20.38)	(25.70)	(5.86)
INSTITUTIONAL CLASS SHARES	5/15/06	(20.31)	(25.57)	(5.70)

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2015 Fund, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index, the Composite Benchmark and the Lipper Mixed-Asset Target 2015 Funds Average from May 15, 2006 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Mixed-Asset Target 2015 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Bond is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Composite Benchmark is comprised of a blend of the Barclays Capital U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. The Lipper Mixed-Asset Target 2015 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   7

JPMorgan SmartRetirement 2020 FundSM

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS
Fund Inception	May 15, 2006
Fiscal Year End	June 30
Net Assets as of 12/31/2008	$228,615,317
Primary Benchmark	Russell 3000 Index
Secondary Benchmark	Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index)
Composite Benchmark	SmartRetirement 2020 Composite Benchmark

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan SmartRetirement 2020 FundSM, which seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date,* returned –22.85% (Institutional Class Shares) for the six months ended December 31, 2008. The Fund’s performance is compared to both a broad-based equity and fixed income benchmark. The Fund’s primary benchmark, the Russell 3000 Index, returned –29.52%, while the Fund’s secondary benchmark, the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index), returned 4.07%. The Fund’s Composite Benchmark, which is a blend of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, returned –19.07%.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its secondary and composite benchmarks for the period due primarily to fund selection in real estate investment trusts (REITs) and emerging markets debt. The Fund outperformed its primary benchmark due primarily to fund selection in international developed and emerging markets equity. (Fund selection relates to how the underlying strategies perform relative to their respective benchmarks.)

In asset allocation terms (asset allocation performance relates to the portfolio team’s decision to over/underweight given asset classes), the Fund’s overweight in large caps hindered performance, while an underweight in emerging markets equity contributed. The Fund’s negative return versus its secondary benchmark and composite benchmark resulted mainly from allocations in international equity markets.

On average, the individual underlying funds held by the JPMorgan SmartRetirement 2020 FundSM underperformed their respective benchmarks. Notable detractors this period included the JPMorgan Strategic Small Cap Value Fund and JPMorgan Emerging Markets Debt Fund, while the JPMorgan Emerging Markets Equity Fund and JPMorgan High Yield Bond Fund contributed to performance.

Global stock markets performed poorly during the period ended December 31, 2008, as job losses spiked higher and the levels of recorded and projected growth declined at an alarming rate. The Fund was hindered by poor equity market performance, particularly in the U.S. large-cap, U.S. small-cap and international segments. The consumer faced many headwinds, including a weaker job market, tighter credit and declining wealth. As a result, consumer confidence moved markedly downward. The S&P 500 Index fell 28.48%, while the MSCI EAFE Index declined 36.41% for the six months ended December 31, 2008. U.S. REITs had a difficult six months, returning –35.75%, as demonstrated by the MSCI U.S. REIT Index. Core fixed income had positive returns, with the Barclays Capital U.S. Aggregate Index returning 4.07% for the period.

Q:	HOW WAS THE FUND MANAGED?

A:	Our strategy is to provide high total return from investments in mutual funds that, together, invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of JPMorgan Funds across different investment styles. The underlying funds may use derivatives, which are investments that have a value based on another investment, exchange or index. In addition, to the extent permitted by the exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may invest directly in securities and other financial instruments, including derivatives.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The SmartRetirement 2020 Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Barclays Capital U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the Adviser adjusts the Fund’s target allocation from time to time (typically, at least annually), the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, the Adviser treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks.

8   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		(23.03)%	(29.10)%	(7.31)%
With Sales Charge*		(26.49)	(32.29)	(8.93)
CLASS C SHARES	5/15/06
Without CDSC		(23.22)	(29.39)	(7.75)
With CDSC**		(24.22)	(30.39)	(7.75)
CLASS R2 SHARES	11/03/08	(23.03)	(29.10)	(7.31)
SELECT CLASS SHARES	5/15/06	(22.91)	(28.89)	(7.05)
INSTITUTIONAL CLASS SHARES	5/15/06	(22.85)	(28.79)	(6.94)

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2020 Fund, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index, the Composite Benchmark and the Lipper Mixed-Asset Target 2020 Funds Average from May 15, 2006 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Mixed-Asset Target 2020 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Composite Benchmark is comprised of a blend of the Barclays Capital U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. The Lipper Mixed-Asset Target 2020 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   9

JPMorgan SmartRetirement 2025 FundSM

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS
Fund Inception	July 31, 2007
Fiscal Year End	June 30
Net Assets as of 12/31/2008	$32,779,848
Primary Benchmark	Russell 3000 Index
Secondary Benchmark	Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index)
Composite Benchmark	SmartRetirement 2025 Composite Benchmark

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan SmartRetirement 2025 FundSM, which seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date,* returned –24.84% (Select Class Shares) for the six months ended December 31, 2008. The Fund’s performance is compared to both a broad-based equity and fixed income benchmark. The Fund’s primary benchmark, the Russell 3000 Index, returned –29.52%, while the Fund’s secondary benchmark, the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index), returned 4.07%. The Fund’s Composite Benchmark, which is a blend of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, returned –21.93%.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its secondary and composite benchmarks for the period due primarily to fund selection in real estate investment trusts (REITs) and emerging markets debt. The Fund outperformed its primary benchmark due primarily to fund selection in international developed and emerging markets equity. (Fund selection relates to how the underlying strategies perform relative to their respective benchmarks.)

In asset allocation terms (asset allocation performance relates to the portfolio team’s decision to over/underweight given asset classes), the Fund’s overweight in large caps hindered performance, while an underweight in emerging markets equity contributed. The Fund’s negative return versus its secondary benchmark and composite benchmark resulted mainly from allocations in international equity markets.

On average, the individual underlying funds held by the JPMorgan SmartRetirement 2025 FundSM underperformed their respective benchmarks. Notable detractors this period included the JPMorgan Strategic Small Cap Value Fund and JPMorgan Emerging Markets Debt Fund, while the JPMorgan Emerging Markets Equity Fund and JPMorgan High Yield Bond Fund contributed to performance.

Global stock markets performed poorly during the period ended December 31, 2008, as job losses spiked higher and the levels of recorded and projected growth declined at an alarming rate. The Fund was hindered by poor equity market performance, particularly in the U.S. large-cap, U.S. small-cap and international segments. The consumer faced many headwinds, including a weaker job market, tighter credit and declining wealth. As a result, consumer confidence moved markedly downward. The S&P 500 Index fell 28.48%, while the MSCI EAFE Index declined 36.41% for the six months ended December 31, 2008. U.S. REITs had a difficult six months, returning –35.75%, as demonstrated by the MSCI U.S. REIT Index. Core fixed income had positive returns, with the Barclays Capital U.S. Aggregate Index returning 4.07% for the period.

Q:	HOW WAS THE FUND MANAGED?

A:	Our strategy is to provide high total return from investments in mutual funds that, together, invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of JPMorgan Funds across different investment styles. The underlying funds may use derivatives, which are investments that have a value based on another investment, exchange or index. In addition, to the extent permitted by the exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may invest directly in securities and other financial instruments, including derivatives.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The SmartRetirement 2025 Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Barclays Capital U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the Adviser adjusts the Fund’s target allocation from time to time (typically, at least annually), the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, the Adviser treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks.

10   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		(24.94)%	(31.49)%	(22.07)%
With Sales Charge*		(28.33)	(34.56)	(24.57)
CLASS C SHARES	7/31/07
Without CDSC		(25.08)	(31.80)	(22.44)
With CDSC**		(26.08)	(32.80)	(22.44)
CLASS R2 SHARES	11/03/08	(24.95)	(31.50)	(22.08)
SELECT CLASS SHARES	7/31/07	(24.84)	(31.30)	(21.86)
INSTITUTIONAL CLASS SHARES	7/31/07	(24.79)	(31.21)	(21.76)

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2025 Fund, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index, the Composite Benchmark and the Lipper Mixed-Asset Target 2025 Funds Average from July 31, 2007 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2025 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Composite Benchmark is comprised of a blend of the Barclays Capital U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. The Lipper Mixed-Asset Target 2025 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   11

JPMorgan SmartRetirement 2030 FundSM

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS
Fund Inception	May 15, 2006
Fiscal Year End	June 30
Net Assets as of 12/31/2008	$186,229,903
Primary Benchmark	Russell 3000 Index
Secondary Benchmark	Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index)
Composite Benchmark	SmartRetirement 2030 Composite Benchmark

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan SmartRetirement 2030 FundSM, which seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date,* returned –26.92% (Institutional Class Shares) for the six months ended December 31, 2008. The Fund’s performance is compared to both a broad-based equity and fixed income benchmark. The Fund’s primary benchmark, the Russell 3000 Index, returned –29.52%, while the Fund’s secondary benchmark, the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index), returned 4.07%. The Fund’s Composite Benchmark, which is a blend of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, returned –24.11%.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its secondary and composite benchmarks for the period due primarily to fund selection in real estate investment trusts (REITs) and emerging markets debt. The Fund outperformed its primary benchmark due primarily to fund selection in international developed and emerging markets equity. (Fund selection relates to how the underlying strategies perform relative to their respective benchmarks.)

In asset allocation terms (asset allocation performance relates to the portfolio team’s decision to over/underweight given asset classes), the Fund’s overweight in large caps hindered performance, while an underweight in emerging markets equity contributed. The Fund’s negative return versus its secondary benchmark and composite benchmark resulted mainly from allocations in international equity markets.

On average, the individual underlying funds held by the JPMorgan SmartRetirement 2030 FundSM underperformed their respective benchmarks. Notable detractors this period included the JPMorgan Strategic Small Cap Value Fund and JPMorgan Emerging Markets Debt Fund, while the JPMorgan Emerging Markets Equity Fund and JPMorgan High Yield Bond Fund contributed to performance.

Global stock markets performed poorly during the period ended December 31, 2008, as job losses spiked higher and the levels of recorded and projected growth declined at an alarming rate. The Fund was hindered by poor equity market performance, particularly in the U.S. large-cap, U.S. small-cap and international segments. The consumer faced many headwinds, including a weaker job market, tighter credit and declining wealth. As a result, consumer confidence moved markedly downward. The S&P 500 Index fell 28.48%, while the MSCI EAFE Index declined 36.41% for the six months ended December 31, 2008. U.S. REITs had a difficult six months, returning –35.75%, as demonstrated by the MSCI U.S. REIT Index. Core fixed income had positive returns, with the Barclays Capital U.S. Aggregate Index returning 4.07% for the period.

Q:	HOW WAS THE FUND MANAGED?

A:	Our strategy is to provide high total return from investments in mutual funds that, together, invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of JPMorgan Funds across different investment styles. The underlying funds may use derivatives, which are investments that have a value based on another investment, exchange or index. In addition, to the extent permitted by the exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may invest directly in securities and other financial instruments, including derivatives.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The SmartRetirement 2030 Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Barclays Capital U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the Adviser adjusts the Fund’s target allocation from time to time (typically, at least annually), the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, the Adviser treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks.

12   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		(27.07)%	(33.92)%	(9.16)%
With Sales Charge*		(30.37)	(36.88)	(10.74)
CLASS C SHARES	5/15/06
Without CDSC		(27.21)	(34.28)	(9.63)
With CDSC**		(28.21)	(35.28)	(9.63)
CLASS R2 SHARES	11/03/08	(27.07)	(33.92)	(9.16)
SELECT CLASS SHARES	5/15/06	(26.96)	(33.78)	(8.93)
INSTITUTIONAL CLASS SHARES	5/15/06	(26.92)	(33.69)	(8.80)

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2030 Fund, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index, the Composite Benchmark and the Lipper Mixed-Asset Target 2030 Funds Average from May 15, 2006 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Mixed-Asset Target 2030 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Composite Benchmark is comprised of a blend of the Barclays Capital U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. The Lipper Mixed-Asset Target 2030 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   13

JPMorgan SmartRetirement 2035 FundSM

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS
Fund Inception	July 31, 2007
Fiscal Year End	June 30
Net Assets as of 12/31/2008	$28,442,990
Primary Benchmark	Russell 3000 Index
Secondary Benchmark	Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index)
Composite Benchmark	SmartRetirement 2035 Composite Benchmark

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan SmartRetirement 2035 FundSM, which seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date,* returned –27.38% (Select Class Shares) for the six months ended December 31, 2008. The Fund’s performance is compared to both a broad-based equity and fixed income benchmark. The Fund’s primary benchmark, the Russell 3000 Index, returned –29.52%, while the Fund’s secondary benchmark, the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index), returned 4.07%. The Fund’s Composite Benchmark, which is a blend of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, returned –25.03%.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its secondary and composite benchmarks for the period due primarily to fund selection in real estate investment trusts (REITs) and emerging markets debt. The Fund outperformed its primary benchmark due primarily to fund selection in international developed and emerging markets equity. (Fund selection relates to how the underlying strategies perform relative to their respective benchmarks.)

In asset allocation terms (asset allocation performance relates to the portfolio team’s decision to over/underweight given asset classes), the Fund’s overweight in large caps hindered performance, while an underweight in emerging markets equity contributed. The Fund’s negative return versus its secondary benchmark and composite benchmark resulted mainly from allocations in international equity markets.

On average, the individual underlying funds held by the JPMorgan SmartRetirement 2035 FundSM underperformed their respective benchmarks. Notable detractors this period included the JPMorgan Strategic Small Cap Value Fund and JPMorgan Emerging Markets Debt Fund, while the JPMorgan Emerging Markets Equity Fund and JPMorgan High Yield Bond Fund contributed to performance.

Global stock markets performed poorly during the period ended December 31, 2008, as job losses spiked higher and the levels of recorded and projected growth declined at an alarming rate. The Fund was hindered by poor equity market performance, particularly in the U.S. large-cap, U.S. small-cap and international segments. The consumer faced many headwinds, including a weaker job market, tighter credit and declining wealth. As a result, consumer confidence moved markedly downward. The S&P 500 Index fell 28.48%, while the MSCI EAFE Index declined 36.41% for the six months ended December 31, 2008. U.S. REITs had a difficult six months, returning –35.75%, as demonstrated by the MSCI U.S. REIT Index. Core fixed income had positive returns, with the Barclays Capital U.S. Aggregate Index returning 4.07% for the period.

Q:	HOW WAS THE FUND MANAGED?

A:	Our strategy is to provide high total return from investments in mutual funds that, together, invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of JPMorgan Funds across different investment styles. The underlying funds may use derivatives, which are investments that have a value based on another investment, exchange or index. In addition, to the extent permitted by the exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may invest directly in securities and other financial instruments, including derivatives.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The SmartRetirement 2035 Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Barclays Capital U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the Adviser adjusts the Fund’s target allocation from time to time (typically, at least annually), the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, the Adviser treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks.

14   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		(27.48)%	(34.76)%	(24.82)%
With Sales Charge*		(30.76)	(37.70)	(27.23)
CLASS C SHARES	7/31/07
Without CDSC		(27.63)	(35.05)	(25.17)
With CDSC**		(28.63)	(36.05)	(25.17)
CLASS R2 SHARES	11/03/08	(27.49)	(34.77)	(24.82)
SELECT CLASS SHARES	7/31/07	(27.38)	(34.56)	(24.59)
INSTITUTIONAL CLASS SHARES	7/31/07	(27.28)	(34.47)	(24.49)

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2035 Fund, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index, the Composite Benchmark and the Lipper Mixed-Asset Target 2035 Funds Average from July 31, 2007 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2035 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Composite Benchmark is comprised of a blend of the Barclays Capital U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. The Lipper Mixed-Asset Target 2035 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   15

JPMorgan SmartRetirement 2040 FundSM

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS
Fund Inception	May 15, 2006
Fiscal Year End	June 30
Net Assets as of 12/31/2008	$132,188,865
Primary Benchmark	Russell 3000 Index
Secondary Benchmark	Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index)
Composite Benchmark	SmartRetirement 2040 Composite Benchmark

Q.	HOW DID THE FUND PERFORM?

A:	The JPMorgan SmartRetirement 2040 FundSM, which seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date,* returned –27.61% (Institutional Class Shares) for the six months ended December 31, 2008. The Fund’s performance is compared to both a broad-based equity and fixed income benchmark. The Fund’s primary benchmark, the Russell 3000 Index, returned –29.52%, while the Fund’s secondary benchmark, the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index), returned 4.07%. The Fund’s Composite Benchmark, which is a blend of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, returned –25.03%.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its secondary and composite benchmarks for the period due primarily to fund selection in real estate investment trusts (REITs) and emerging markets debt. The Fund outperformed its primary benchmark due primarily to fund selection in international developed and emerging markets equity. (Fund selection relates to how the underlying strategies perform relative to their respective benchmarks)

In asset allocation terms (asset allocation performance relates to the portfolio team’s decision to over/underweight given asset classes), the Fund’s overweight in large caps hindered performance, while an underweight in emerging markets equity contributed. The Fund’s negative return versus its secondary benchmark and composite benchmark resulted mainly from allocations in international equity markets.

On average, the individual underlying funds held by the JPMorgan SmartRetirement 2040 FundSM underperformed their respective benchmarks. Notable detractors this period included the JPMorgan Strategic Small Cap Value Fund and JPMorgan Emerging Markets Debt Fund, while the JPMorgan Emerging Markets Equity Fund and JPMorgan High Yield Bond Fund contributed to performance.

Global stock markets performed poorly during the period ended December 31, 2008, as job losses spiked higher and the levels of recorded and projected growth declined at an alarming rate. The Fund was hindered by poor equity market performance, particularly in the U.S. large-cap, U.S. small-cap and international segments. The consumer faced many headwinds, including a weaker job market, tighter credit and declining wealth. As a result, consumer confidence moved markedly downward. The S&P 500 Index fell 28.48%, while the MSCI EAFE Index declined 36.41% for the six months ended December 31, 2008. U.S. REITs had a difficult six months, returning –35.75%, as demonstrated by the MSCI U.S. REIT Index. Core fixed income had positive returns, with the Barclays Capital U.S. Aggregate Index returning 4.07% for the period.

Q:	HOW WAS THE FUND MANAGED?

A:	Our strategy is to provide high total return from investments in mutual funds that, together, invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of JPMorgan Funds across different investment styles. The underlying funds may use derivatives, which are investments that have a value based on another investment, exchange or index. In addition, to the extent permitted by the exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may invest directly in securities and other financial instruments, including derivatives.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The SmartRetirement 2040 Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Barclays Capital U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the Adviser adjusts the Fund’s target allocation from time to time (typically, at least annually), the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, the Adviser treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks.

16   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		(27.72)%	(34.82)%	(9.57)%
With Sales Charge*		(30.95)	(37.74)	(11.15)
CLASS C SHARES	5/15/06
Without CDSC		(27.94)	(35.16)	(10.04)
With CDSC**		(28.94)	(36.16)	(10.04)
CLASS R2 SHARES	11/03/08	(27.79)	(34.88)	(9.60)
SELECT CLASS SHARES	5/15/06	(27.71)	(34.72)	(9.36)
INSTITUTIONAL CLASS SHARES	5/15/06	(27.61)	(34.59)	(9.23)

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2040 Fund, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index, the Composite Benchmark and the Lipper Mixed-Asset Target 2040 Funds Average from May 15, 2006 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Mixed-Asset Target 2040 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Composite Benchmark is comprised of a blend of the Barclays Capital U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. The Lipper Mixed-Asset Target 2040 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   17

JPMorgan SmartRetirement 2045 FundSM

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS
Fund Inception	July 31, 2007
Fiscal Year End	June 30
Net Assets as of 12/31/2008	$7,902,387
Primary Benchmark	Russell 3000 Index
Secondary Benchmark	Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index)
Composite Benchmark	SmartRetirement 2045 Composite Benchmark

Q.	HOW DID THE FUND PERFORM?

A:	The JPMorgan SmartRetirement 2045 FundSM, which seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date,* returned –26.81% (Institutional Class Shares) for the six months ended December 31, 2008. The Fund’s performance is compared to both a broad-based equity and fixed income benchmark. The Fund’s primary benchmark, the Russell 3000 Index, returned –29.52%, while the Fund’s secondary benchmark, the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index), returned 4.07%. The Fund’s Composite Benchmark, which is a blend of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, returned –25.03%.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its secondary and composite benchmarks for the period due primarily to fund selection in real estate investment trusts (REITs) and emerging markets debt. The Fund outperformed its primary benchmark due primarily to fund selection in international developed and emerging markets equity. (Fund selection relates to how the underlying strategies perform relative to their respective benchmarks.)

In asset allocation terms (asset allocation performance relates to the portfolio team’s decision to over/underweight given asset classes), the Fund’s overweight in large caps hindered performance, while an underweight in emerging markets equity contributed. The Fund’s negative return versus its secondary benchmark and composite benchmark resulted mainly from allocations in international equity markets.

On average, the individual underlying funds held by the JPMorgan SmartRetirement 2045 FundSM underperformed their respective benchmarks. Notable detractors this period included the JPMorgan Strategic Small Cap Value Fund and JPMorgan Emerging Markets Debt Fund, while the JPMorgan Emerging Markets Equity Fund and JPMorgan High Yield Bond Fund contributed to performance.

Global stock markets performed poorly during the period ended December 31, 2008, as job losses spiked higher and the levels of recorded and projected growth declined at an alarming rate. The Fund was hindered by poor equity market performance, particularly in the U.S. large-cap, U.S. small-cap and international segments. The consumer faced many headwinds, including a weaker job market, tighter credit and declining wealth. As a result, consumer confidence moved markedly downward. The S&P 500 Index fell 28.48%, while the MSCI EAFE Index declined 36.41% for the six months ended December 31, 2008. U.S. REITs had a difficult six months, returning –35.75%, as demonstrated by the MSCI U.S. REIT Index. Core fixed income had positive returns, with the Barclays Capital U.S. Aggregate Index returning 4.07% for the period.

Q:	HOW WAS THE FUND MANAGED?

A:	Our strategy is to provide high total return from investments in mutual funds that, together, invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of JPMorgan Funds across different investment styles. The underlying funds may use derivatives, which are investments that have a value based on another investment, exchange or index. In addition, to the extent permitted by the exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may invest directly in securities and other financial instruments, including derivatives.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The SmartRetirement 2045 Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Barclays Capital U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the Adviser adjusts the Fund’s target allocation from time to time (typically, at least annually), the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, the Adviser treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks.

18   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		(26.96)%	(33.80)%	(24.20)%
With Sales Charge*		(30.25)	(36.78)	(26.63)
CLASS C SHARES	7/31/07
Without CDSC		(27.07)	(34.08)	(24.54)
With CDSC**		(28.07)	(35.08)	(24.54)
CLASS R2 SHARES	11/03/08	(26.97)	(33.80)	(24.21)
SELECT CLASS SHARES	7/31/07	(26.78)	(33.56)	(23.95)
INSTITUTIONAL CLASS SHARES	7/31/07	(26.81)	(33.54)	(23.90)

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2045 Fund, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index, the Composite Benchmark and the Lipper Mixed-Asset Target 2045 Funds Average from July 31, 2007 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2045 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Composite Benchmark is comprised of a blend of the Barclays Capital U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. The Lipper Mixed-Asset Target 2045 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   19

JPMorgan SmartRetirement 2050 FundSM

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS
Fund Inception	July 31, 2007
Fiscal Year End	June 30
Net Assets as of 12/31/2008	$4,833,090
Primary Benchmark	Russell 3000 Index
Secondary Benchmark	Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index)
Composite Benchmark	SmartRetirement 2050 Composite Benchmark

Q.	HOW DID THE FUND PERFORM?

A:	The JPMorgan SmartRetirement 2050 FundSM, which seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date,* returned –26.87% (Institutional Class Shares) for the six months ended December 31, 2008. The Fund’s performance is compared to both a broad-based equity and fixed income benchmark. The Fund’s primary benchmark, the Russell 3000 Index, returned –29.52%, while the Fund’s secondary benchmark, the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index), returned 4.07%. The Fund’s Composite Benchmark, which is a blend of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, returned –25.03%.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its secondary and composite benchmarks for the period due primarily to fund selection in real estate investment trusts (REITs) and emerging markets debt. The Fund outperformed its primary benchmark due primarily to fund selection in international developed and emerging markets equity. (Fund selection relates to how the underlying strategies perform relative to their respective benchmarks.)

In asset allocation terms (asset allocation performance relates to the portfolio team’s decision to over/underweight given asset classes), the Fund’s overweight in large caps hindered performance, while an underweight in emerging markets equity contributed. The Fund’s negative return versus its secondary benchmark and composite benchmark resulted mainly from allocations in international equity markets.

On average, the individual underlying funds held by the JPMorgan SmartRetirement 2050 FundSM underperformed their respective benchmarks. Notable detractors this period included the JPMorgan Strategic Small Cap Value Fund and JPMorgan Emerging Markets Debt Fund, while the JPMorgan Emerging Markets Equity Fund and JPMorgan High Yield Bond Fund contributed to performance.

Global stock markets performed poorly during the period ended December 31, 2008, as job losses spiked higher and the levels of recorded and projected growth declined at an alarming rate. The Fund was hindered by poor equity market performance, particularly in the U.S. large-cap, U.S. small-cap and international segments. The consumer faced many headwinds, including a weaker job market, tighter credit and declining wealth. As a result, consumer confidence moved markedly downward. The S&P 500 Index fell 28.48%, while the MSCI EAFE Index declined 36.41% for the six months ended December 31, 2008. U.S. REITs had a difficult six months, returning –35.75%, as demonstrated by the MSCI U.S. REIT Index. Core fixed income had positive returns, with the Barclays Capital U.S. Aggregate Index returning 4.07% for the period.

Q:	HOW WAS THE FUND MANAGED?

A:	Our strategy is to provide high total return from investments in mutual funds that, together, invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of JPMorgan Funds across different investment styles. The underlying funds may use derivatives, which are investments that have a value based on another investment, exchange or index. In addition, to the extent permitted by the exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may invest directly in securities and other financial instruments, including derivatives.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The SmartRetirement 2050 Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Barclays Capital U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the Adviser adjusts the Fund’s target allocation from time to time (typically, at least annually), the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, the Adviser treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks.

20   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		(26.98)%	(33.78)%	(24.10)%
With Sales Charge*		(30.29)	(36.74)	(26.54)
CLASS C SHARES	7/31/07
Without CDSC		(27.24)	(34.17)	(24.52)
With CDSC**		(28.24)	(35.17)	(24.52)
CLASS R2 SHARES	11/03/08	(27.02)	(33.81)	(24.13)
SELECT CLASS SHARES	7/31/07	(26.92)	(33.61)	(23.91)
INSTITUTIONAL CLASS SHARES	7/31/07	(26.87)	(33.53)	(23.81)

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2050 Fund, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index, the Composite Benchmark and the Lipper Mixed-Asset Target 2050+ Funds Average from July 31, 2007 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2050+ Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Composite Benchmark is comprised of a blend of the Barclays Capital U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. The Lipper Mixed-Asset Target 2050+ Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   21

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 100.6%
	Investment Companies — 99.3% (b)
3,078,675	JPMorgan Core Bond Fund, Class R5 Shares	32,880,246
568,419	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	3,211,569
110,956	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	1,396,937
1,256,518	JPMorgan High Yield Bond Fund, Class R5 Shares	7,137,023
376,873	JPMorgan International Equity Fund, Class R5 Shares	3,783,809
377,988	JPMorgan International Opportunities Fund, Institutional Class Shares	3,749,644
120,205	JPMorgan International Realty Fund, Class R5 Shares	897,935
412,564	JPMorgan Intrepid America Fund, Class R5 Shares	6,563,895
9,195,078	JPMorgan Prime Money Market Fund, Institutional Class Shares (m)	9,195,078
1,025,344	JPMorgan Real Return Fund, Institutional Class Shares	9,002,523
181,144	JPMorgan Realty Income Fund, Class R5 Shares	1,072,373
58,013	JPMorgan Small Cap Equity Fund, Class R5 Shares	1,322,116
37,951	JPMorgan Small Cap Value Fund, Class R5 Shares	471,349
1,415,366	JPMorgan U.S. Equity Fund, Class R5 Shares	9,808,489
185,719	JPMorgan U.S. Real Estate Fund, Class R5 Shares	1,883,191
	Total Investment Companies (Cost $110,313,134)	92,376,177

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.3%
1,250,000	U.S. Treasury Note, 3.250%, 01/15/09 (k) (m) (Cost $1,250,657)	1,251,465
	Total Investments — 100.6% (Cost $111,563,791)	93,627,642
	Liabilities in Excess of Other Assets — (0.6)%	(590,084)
	NET ASSETS — 100.0%	$93,037,558

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
8	CAC 40 Index	01/16/09	$358,188	$3,340
19	Euro Bobl	03/06/09	3,069,217	61,656
2	10 Year Japanese Government Bond	03/11/09	3,091,451	17,698
21	E-mini Russell 2000	03/20/09	1,036,770	60,044
31	5 Year U.S. Treasury Note	03/31/09	3,690,695	21,476
	Short Futures Outstanding
(10)	Euro Bund	03/06/09	(1,735,338)	(45,765)
(7)	Dow Jones Euro STOXX 50 Index	03/20/09	(238,394)	(3,154)
(18)	E-mini S&P 500	03/20/09	(810,090)	(7,484)
(25)	5 Year U.S. Treasury Note	03/31/09	(2,976,367)	(66,750)
				$41,061

Allocation of Investments*

Taxable Fixed Income Funds	55.8%
Domestic Equity Funds	19.4
Money Market Funds	9.8
International Equity Funds	9.6
Specialty Funds	4.1
U.S. Treasury Obligation	1.3

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

JPMorgan SmartRetirement 2010 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 100.8%
	Investment Companies — 99.4% (b)
3,067,049	JPMorgan Core Bond Fund, Class R5 Shares	32,756,082
524,141	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	2,961,395
136,426	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	1,717,606
1,136,850	JPMorgan High Yield Bond Fund, Class R5 Shares	6,457,310
424,420	JPMorgan International Equity Fund, Class R5 Shares	4,261,177
423,372	JPMorgan International Opportunities Fund, Institutional Class Shares (m)	4,199,851
149,578	JPMorgan International Realty Fund, Class R5 Shares	1,117,345
488,836	JPMorgan Intrepid America Fund, Class R5 Shares	7,777,384
3,968,660	JPMorgan Prime Money Market Fund, Institutional Class Shares (m)	3,968,660
761,411	JPMorgan Real Return Fund, Institutional Class Shares	6,685,188
234,666	JPMorgan Realty Income Fund, Class R5 Shares	1,389,223
68,451	JPMorgan Small Cap Equity Fund, Class R5 Shares	1,559,999
78,229	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	492,842
40,547	JPMorgan Small Cap Value Fund, Class R5 Shares	503,591
1,579,765	JPMorgan U.S. Equity Fund, Class R5 Shares	10,947,774
202,054	JPMorgan U.S. Real Estate Fund, Class R5 Shares	2,048,831
	Total Investment Companies (Cost $110,210,445)	88,844,258

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.4%
1,295,000	U.S. Treasury Note, 3.250%, 01/15/09 (k) (m) (Cost $1,295,816)	1,296,518
	Total Investments — 100.8% (Cost $111,506,261)	90,140,776
	Liabilities in Excess of Other Assets — (0.8)%	(721,505)
	NET ASSETS — 100.0%	$89,419,271

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
8	CAC 40 Index	01/16/09	$358,188	$3,340
18	Euro Bobl	03/06/09	2,907,679	58,408
2	10 Year Japanese Government Bond	03/11/09	3,091,451	17,698
18	E-mini Russell 2000	03/20/09	888,660	54,456
54	5 Year U.S. Treasury Note	03/31/09	6,428,953	120,255
	Short Futures Outstanding
(9)	Euro Bund	03/06/09	(1,561,805)	(41,199)
(7)	Dow Jones Euro STOXX 50 Index	03/20/09	(238,394)	(3,168)
(19)	E-mini S&P 500	03/20/09	(855,095)	(21,966)
(55)	5 Year U.S. Treasury Note	03/31/09	(6,548,008)	(189,482)
				$(1,658)

Allocation of Investments*

Taxable Fixed Income Funds	54.2%
Domestic Equity Funds	23.6
International Equity Funds	11.3
Specialty Funds	5.1
Money Market Funds	4.4
U.S. Treasury Obligation	1.4

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   23

JPMorgan SmartRetirement 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.7%
	Investment Companies — 98.4% (b)
4,208,449	JPMorgan Core Bond Fund, Class R5 Shares	44,946,238
704,626	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	3,981,137
306,687	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (m)	3,861,192
1,523,509	JPMorgan High Yield Bond Fund, Class R5 Shares	8,653,529
908,627	JPMorgan International Equity Fund, Class R5 Shares	9,122,615
916,973	JPMorgan International Opportunities Fund, Institutional Class Shares (m)	9,096,369
275,990	JPMorgan International Realty Fund, Class R5 Shares	2,061,646
1,013,462	JPMorgan Intrepid America Fund, Class R5 Shares	16,124,187
208,001	JPMorgan Intrepid Growth Fund, Class R5 Shares	3,074,251
28,631	JPMorgan Large Cap Value Fund, Class R5 Shares	217,308
3,202,392	JPMorgan Prime Money Market Fund, Institutional Class Shares (m)	3,202,392
382,675	JPMorgan Real Return Fund, Institutional Class Shares (m)	3,359,888
529,638	JPMorgan Realty Income Fund, Class R5 Shares	3,135,454
154,539	JPMorgan Small Cap Equity Fund, Class R5 Shares	3,521,940
292,358	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	1,841,858
130,545	JPMorgan Small Cap Value Fund, Class R5 Shares	1,621,367
2,512,959	JPMorgan U.S. Equity Fund, Class R5 Shares	17,414,803
203,377	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	2,731,352
388,261	JPMorgan U.S. Real Estate Fund, Class R5 Shares	3,936,962
	Total Investment Companies (Cost $189,877,525)	141,904,488

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.3%
1,855,000	U.S. Treasury Note, 3.250%, 01/15/09 (k) (m) (Cost $1,856,188)	1,857,174
	Total Investments — 99.7% (Cost $191,733,713)	143,761,662
	Other Assets in Excess of Liabilities — 0.3%	406,937
	NET ASSETS — 100.0%	$144,168,599

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
14	CAC 40 Index	01/16/09	$626,829	$5,845
28	Euro Bobl	03/06/09	4,523,056	90,861
4	10 Year Japanese Government Bond	03/11/09	6,182,901	35,396
1	TOPIX	03/12/09	95,091	5,550
25	E-mini Russell 2000	03/20/09	1,234,250	77,754
1	FTSE 100 Index	03/20/09	63,117	1,999
103	5 Year U.S. Treasury Note	03/31/09	12,262,633	292,766
	Short Futures Outstanding
(14)	Euro Bund	03/06/09	(2,429,474)	(64,081)
(10)	Dow Jones Euro STOXX 50 Index	03/20/09	(340,562)	(4,723)
(24)	E-mini S&P 500	03/20/09	(1,080,120)	(38,029)
(66)	5 Year U.S. Treasury Note	03/31/09	(7,857,609)	(263,669)
				$139,669

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

Allocation of Investments*

Taxable Fixed Income Funds	42.4%
Domestic Equity Funds	32.4
International Equity Funds	15.4
Specialty Funds	6.3
Money Market Funds	2.2
U.S. Treasury Obligation	1.3

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   25

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.8%
	Investment Companies — 98.0% (b)
5,903,672	JPMorgan Core Bond Fund, Class R5 Shares	63,051,219
721,866	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	4,078,543
518,512	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (m)	6,528,062
2,196,546	JPMorgan High Yield Bond Fund, Class R5 Shares	12,476,383
1,652,657	JPMorgan International Equity Fund, Class R5 Shares	16,592,679
1,650,524	JPMorgan International Opportunities Fund, Institutional Class Shares (m)	16,373,195
665,591	JPMorgan International Realty Fund, Class R5 Shares (m)	4,971,967
1,638,030	JPMorgan Intrepid America Fund, Class R5 Shares	26,061,053
852,741	JPMorgan Intrepid Growth Fund, Class R5 Shares	12,603,511
847,378	JPMorgan Large Cap Value Fund, Class R5 Shares	6,431,601
6,846,320	JPMorgan Prime Money Market Fund, Institutional Class Shares (m)	6,846,320
643,638	JPMorgan Realty Income Fund, Class R5 Shares	3,810,339
238,026	JPMorgan Small Cap Equity Fund, Class R5 Shares	5,424,617
339,696	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	2,140,086
167,467	JPMorgan Small Cap Value Fund, Class R5 Shares	2,079,938
2,539,733	JPMorgan U.S. Equity Fund, Class R5 Shares	17,600,351
762,442	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	10,239,601
671,731	JPMorgan U.S. Real Estate Fund, Class R5 Shares	6,811,351
	Total Investment Companies (Cost $306,758,017)	224,120,816

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.8%
4,000,000	U.S. Treasury Note, 3.250%, 01/15/09 (k) (m) (Cost $4,002,410)	4,004,688
	Total Investments — 99.8% (Cost $310,760,427)	228,125,504
	Other Assets in Excess of Liabilities — 0.2%	489,813
	NET ASSETS — 100.0%	$228,615,317

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
33	CAC 40 Index	01/16/09	$1,477,526	$13,777
66	Euro Bobl	03/06/09	10,661,489	214,180
8	10 Year Japanese Government Bond	03/11/09	12,365,803	70,793
7	TOPIX	03/12/09	665,637	38,854
6	FTSE 100 Index	03/20/09	378,703	11,996
136	E-mini Russell 2000	03/20/09	6,714,320	380,772
3	E-mini S&P 500 Index	03/20/09	135,015	4,658
172	5 Year U.S. Treasury Note	03/31/09	20,477,406	585,432
	Short Futures Outstanding
(34)	Euro Bund	03/06/09	(5,900,151)	(155,624)
(7)	Dow Jones Euro STOXX 50 Index	03/20/09	(238,394)	(433)
(153)	5 Year U.S. Treasury Note	03/31/09	(18,215,367)	(582,546)
				$581,859

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

Allocation of Investments*

Domestic Equity Funds	36.2%
Taxable Fixed Income Funds	34.9
International Equity Funds	17.3
Specialty Funds	6.8
Money Market Funds	3.0
U.S. Treasury Obligation	1.8

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   27

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.6%
	Investment Companies — 97.7% (b)
597,285	JPMorgan Core Bond Fund, Class R5 Shares	6,379,003
43,947	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	248,300
78,316	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (m)	985,999
281,100	JPMorgan High Yield Bond Fund, Class R5 Shares	1,596,646
272,214	JPMorgan International Equity Fund, Class R5 Shares	2,733,025
278,378	JPMorgan International Opportunities Fund, Institutional Class Shares (m)	2,761,510
73,118	JPMorgan International Realty Fund, Class R5 Shares (m)	546,190
261,503	JPMorgan Intrepid America Fund, Class R5 Shares	4,160,508
168,265	JPMorgan Intrepid Growth Fund, Class R5 Shares	2,486,952
119,304	JPMorgan Large Cap Value Fund, Class R5 Shares	905,519
990,213	JPMorgan Prime Money Market Fund, Institutional Class Shares (m)	990,213
127,840	JPMorgan Realty Income Fund, Class R5 Shares	756,810
40,632	JPMorgan Small Cap Equity Fund, Class R5 Shares	926,002
76,865	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	484,252
39,876	JPMorgan Small Cap Value Fund, Class R5 Shares	495,257
315,309	JPMorgan U.S. Equity Fund, Class R5 Shares	2,185,092
167,103	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares (m)	2,244,191
112,471	JPMorgan U.S. Real Estate Fund, Class R5 Shares	1,140,453
	Total Investment Companies (Cost $41,339,879)	32,025,922

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.9%
610,000	U.S. Treasury Note, 3.250%, 01/15/09 (k) (Cost $610,510)	610,733
	Total Investments — 99.6% (Cost $41,950,389)	32,636,655
	Other Assets in Excess of Liabilities — 0.4%	143,193
	NET ASSETS — 100.0%	$32,779,848

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
3	CAC 40 Index	01/16/09	$134,321	$1,252
12	Euro Bobl	03/06/09	1,938,453	38,928
1	10 Year Japanese Government Bond	03/11/09	1,545,725	8,849
1	TOPIX	03/12/09	95,091	5,551
2	Dow Jones Euro STOXX 50 Index	03/20/09	68,112	1,332
1	FTSE 100 Index	03/20/09	63,117	1,999
19	E-mini Russell 2000	03/20/09	938,030	52,993
27	5 Year U.S. Treasury Note	03/31/09	3,214,477	71,963
	Short Futures Outstanding
(6)	Euro Bund	03/06/09	(1,041,203)	(27,461)
(1)	E-mini S&P 500	03/20/09	(45,005)	(1,482)
(22)	5 Year U.S. Treasury Note	03/31/09	(2,619,203)	(63,968)
				$89,956

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

Allocation of Investments*

Domestic Equity Funds	42.5%
Taxable Fixed Income Funds	25.2
International Equity Funds	19.9
Specialty Funds	7.5
Money Market Funds	3.0
U.S. Treasury Obligation	1.9

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   29

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.9%
	Investment Companies — 98.0% (b)
2,227,321	JPMorgan Core Bond Fund, Class R5 Shares	23,787,783
97,537	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	551,087
533,717	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (m)	6,719,493
1,434,381	JPMorgan High Yield Bond Fund, Class R5 Shares	8,147,287
1,767,717	JPMorgan International Equity Fund, Class R5 Shares	17,747,882
1,782,287	JPMorgan International Opportunities Fund, Institutional Class Shares (m)	17,680,290
536,625	JPMorgan International Realty Fund, Class R5 Shares (m)	4,008,585
1,598,451	JPMorgan Intrepid America Fund, Class R5 Shares	25,431,361
989,138	JPMorgan Intrepid Growth Fund, Class R5 Shares	14,619,454
1,021,486	JPMorgan Large Cap Value Fund, Class R5 Shares	7,753,080
7,395,220	JPMorgan Prime Money Market Fund, Institutional Class Shares (m)	7,395,220
643,890	JPMorgan Realty Income Fund, Class R5 Shares	3,811,831
226,792	JPMorgan Small Cap Equity Fund, Class R5 Shares	5,168,583
563,761	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	3,551,695
292,641	JPMorgan Small Cap Value Fund, Class R5 Shares	3,634,596
1,445,256	JPMorgan U.S. Equity Fund, Class R5 Shares	10,015,624
1,174,217	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	15,769,739
660,373	JPMorgan U.S. Real Estate Fund, Class R5 Shares	6,696,183
	Total Investment Companies (Cost $264,214,332)	182,489,773

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.9%
3,545,000	U.S. Treasury Note, 3.250%, 01/15/09 (k) (m) (Cost $3,547,237)	3,549,155
	Total Investments — 99.9% (Cost $267,761,569)	186,038,928
	Other Assets in Excess of Liabilities — 0.1%	190,975
	NET ASSETS — 100.0%	$186,229,903

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
34	CAC 40 Index	01/16/09	$1,522,299	$14,195
70	Euro Bobl	03/06/09	11,307,640	227,158
9	10 Year Japanese Government Bond	03/11/09	13,911,528	79,642
3	TOPIX	03/12/09	285,273	16,652
3	FTSE 100 Index	03/20/09	189,352	5,998
114	E-mini Russell 2000	03/20/09	5,628,180	336,791
13	E-mini S&P 500	03/20/09	585,065	26,521
184	5 Year U.S. Treasury Note	03/31/09	21,906,063	592,383
	Short Futures Outstanding
(36)	Euro Bund	03/06/09	(6,247,218)	(164,769)
(28)	Dow Jones Euro STOXX 50 Index	03/20/09	(953,574)	(7,056)
(155)	5 Year U.S. Treasury Note	03/31/09	(18,453,477)	(571,412)
				$556,103

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

Allocation of Investments*

Domestic Equity Funds	46.2%
International Equity Funds	22.7
Taxable Fixed Income Funds	17.4
Specialty Funds	7.8
Money Market Funds	4.0
U.S. Treasury Obligation	1.9

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   31

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.7%
	Investment Companies — 97.7% (b)
276,115	JPMorgan Core Bond Fund, Class R5 Shares	2,948,913
6,824	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	38,556
89,722	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (m)	1,129,597
201,688	JPMorgan High Yield Bond Fund, Class R5 Shares	1,145,586
281,041	JPMorgan International Equity Fund, Class R5 Shares	2,821,654
289,709	JPMorgan International Opportunities Fund, Institutional Class Shares (m)	2,873,913
98,203	JPMorgan International Realty Fund, Class R5 Shares	733,573
269,290	JPMorgan Intrepid America Fund, Class R5 Shares	4,284,409
136,794	JPMorgan Intrepid Growth Fund, Class R5 Shares	2,021,820
121,027	JPMorgan Large Cap Value Fund, Class R5 Shares	918,596
871,333	JPMorgan Prime Money Market Fund, Institutional Class Shares (m)	871,333
98,095	JPMorgan Realty Income Fund, Class R5 Shares	580,721
33,800	JPMorgan Small Cap Equity Fund, Class R5 Shares	770,302
101,156	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	637,285
51,727	JPMorgan Small Cap Value Fund, Class R5 Shares	642,445
213,561	JPMorgan U.S. Equity Fund, Class R5 Shares	1,479,978
213,422	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	2,866,252
100,562	JPMorgan U.S. Real Estate Fund, Class R5 Shares	1,019,701
	Total Investment Companies (Cost $36,717,466)	27,784,634

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 2.0%
560,000	U.S. Treasury Note, 3.250%, 01/15/09 (k) (Cost $560,374)	560,666
	Total Investments — 99.7% (Cost $37,277,840)	28,345,300
	Other Assets in Excess of Liabilities — 0.3%	97,690
	NET ASSETS — 100.0%	$28,442,990

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	CAC 40 Index	01/16/09	$89,547	$835
10	Euro Bobl	03/06/09	1,615,377	32,452
1	10 Year Japanese Government Bond	03/11/09	1,545,725	8,849
1	TOPIX	03/12/09	95,091	5,551
1	FTSE 100 Index	03/20/09	63,117	1,999
1	Dow Jones Euro STOXX 50 Index	03/20/09	34,056	487
7	E-mini S&P 500	03/20/09	315,035	9,593
17	E-mini Russell 2000	03/20/09	839,290	45,533
21	5 Year U.S. Treasury Note	03/31/09	2,500,148	68,902
	Short Futures Outstanding
(5)	Euro Bund	03/06/09	(867,669)	(22,882)
(21)	5 Year U.S. Treasury Note	03/31/09	(2,500,148)	(57,629)
				$93,690

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

Allocation of Investments*

Domestic Equity Funds	48.0%
International Equity Funds	24.1
Taxable Fixed Income Funds	14.6
Specialty Funds	8.2
Money Market Funds	3.1
U.S. Treasury Obligation	2.0

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   33

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.9%
	Investment Companies — 96.8% (b)
1,225,940	JPMorgan Core Bond Fund, Class R5 Shares	13,093,037
1,060	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	5,986
406,775	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (m)	5,121,294
937,552	JPMorgan High Yield Bond Fund, Class R5 Shares	5,325,297
1,331,164	JPMorgan International Equity Fund, Class R5 Shares	13,364,887
1,343,514	JPMorgan International Opportunities Fund, Institutional Class Shares (m)	13,327,659
422,096	JPMorgan International Realty Fund, Class R5 Shares (m)	3,153,054
1,187,486	JPMorgan Intrepid America Fund, Class R5 Shares	18,892,908
705,665	JPMorgan Intrepid Growth Fund, Class R5 Shares	10,429,733
713,620	JPMorgan Large Cap Value Fund, Class R5 Shares	5,416,375
4,599,987	JPMorgan Prime Money Market Fund, Institutional Class Shares (m)	4,599,987
474,818	JPMorgan Realty Income Fund, Class R5 Shares	2,810,921
161,453	JPMorgan Small Cap Equity Fund, Class R5 Shares	3,679,525
430,054	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	2,709,341
211,849	JPMorgan Small Cap Value Fund, Class R5 Shares	2,631,169
890,942	JPMorgan U.S. Equity Fund, Class R5 Shares	6,174,225
920,715	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	12,365,203
482,746	JPMorgan U.S. Real Estate Fund, Class R5 Shares	4,895,042
	Total Investment Companies (Cost $186,751,159)	127,995,643

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 2.1%
2,780,000	U.S. Treasury Note, 3.250%, 01/15/09 (k) (m) (Cost $2,781,694)	2,783,258
	Total Investments — 98.9% (Cost $189,532,853)	130,778,901
	Other Assets in Excess of Liabilities — 1.1%	1,409,964
	NET ASSETS — 100.0%	$132,188,865

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
25	CAC 40 Index	01/16/09	$1,119,338	$10,437
48	Euro Bobl	03/06/09	7,753,810	155,765
6	10 Year Japanese Government Bond	03/11/09	9,274,352	53,094
2	TOPIX	03/12/09	190,182	11,101
3	FTSE 100 Index	03/20/09	189,352	5,998
91	E-mini Russell 2000	03/20/09	4,492,670	268,167
41	E-mini S&P 500	03/20/09	1,845,205	80,480
118	5 Year U.S. Treasury Note	03/31/09	14,048,453	428,435
	Short Futures Outstanding
(25)	Euro Bund	03/06/09	(4,338,346)	(114,425)
(25)	Dow Jones Euro STOXX 50 Index	03/20/09	(851,406)	(7,764)
(109)	5 Year U.S. Treasury Note	03/31/09	(12,976,961)	(395,297)
				$495,991

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

Allocation of Investments*

Domestic Equity Funds	47.7%
International Equity Funds	24.3
Taxable Fixed Income Funds	14.1
Specialty Funds	8.3
Money Market Funds	3.5
U.S. Treasury Obligation	2.1

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   35

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 100.2%
	Investment Companies — 98.7% (b)
77,308	JPMorgan Core Bond Fund, Class R5 Shares	825,648
93	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	527
23,344	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	293,906
55,733	JPMorgan High Yield Bond Fund, Class R5 Shares	316,562
80,675	JPMorgan International Equity Fund, Class R5 Shares	809,981
83,277	JPMorgan International Opportunities Fund, Institutional Class Shares (m)	826,112
22,759	JPMorgan International Realty Fund, Class R5 Shares	170,010
75,099	JPMorgan Intrepid America Fund, Class R5 Shares	1,194,819
34,637	JPMorgan Intrepid Growth Fund, Class R5 Shares	511,940
37,102	JPMorgan Large Cap Value Fund, Class R5 Shares	281,601
222,547	JPMorgan Prime Money Market Fund, Institutional Class Shares (m)	222,547
33,472	JPMorgan Realty Income Fund, Class R5 Shares	198,152
11,581	JPMorgan Small Cap Equity Fund, Class R5 Shares	263,931
32,488	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	204,673
15,720	JPMorgan Small Cap Value Fund, Class R5 Shares	195,243
57,119	JPMorgan U.S. Equity Fund, Class R5 Shares	395,833
60,080	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	806,878
27,329	JPMorgan U.S. Real Estate Fund, Class R5 Shares	277,115
	Total Investment Companies (Cost $10,089,800)	7,795,478

PRINCIPAL AMOUNT ($)
U.S. Treasury Obligation — 1.5%
120,000	U.S. Treasury Note, 3.250%, 01/15/09 (k) (m) (Cost $120,109)	120,153
	Total Investments — 100.2% (Cost $10,209,909)	7,915,631
	Liabilities in Excess of Other Assets — (0.2)%	(13,244)
	NET ASSETS — 100.0%	$7,902,387

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	Euro Bobl	03/06/09	$323,075	$6,482
3	E-mini Russell 2000	03/20/09	148,110	7,738
1	Dow Jones Euro STOXX 50 Index	03/20/09	34,056	666
3	E-mini S&P 500	03/20/09	135,015	2,663
2	5 Year U.S. Treasury Note	03/31/09	238,109	7,729
	Short Futures Outstanding
(1)	Euro Bund	03/06/09	(173,534)	(4,579)
(2)	5 Year U.S. Treasury Note	03/31/09	(238,109)	(4,045)
				$16,654

Allocation of Investments*

Domestic Equity Funds	48.7%
International Equity Funds	24.4
Taxable Fixed Income Funds	14.4
Specialty Funds	8.2
Money Market Funds	2.8
U.S. Treasury Obligation	1.5

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.3%
	Investment Companies — 98.5% (b)
47,006	JPMorgan Core Bond Fund, Class R5 Shares	502,028
340	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	1,920
15,444	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	194,438
33,386	JPMorgan High Yield Bond Fund, Class R5 Shares	189,631
50,037	JPMorgan International Equity Fund, Class R5 Shares	502,372
50,574	JPMorgan International Opportunities Fund, Institutional Class Shares (m)	501,694
12,722	JPMorgan International Realty Fund, Class R5 Shares	95,032
45,391	JPMorgan Intrepid America Fund, Class R5 Shares	722,173
22,283	JPMorgan Intrepid Growth Fund, Class R5 Shares	329,342
17,334	JPMorgan Large Cap Value Fund, Class R5 Shares	131,565
100,610	JPMorgan Prime Money Market Fund, Institutional Class Shares (m)	100,610
20,846	JPMorgan Realty Income Fund, Class R5 Shares	123,409
7,239	JPMorgan Small Cap Equity Fund, Class R5 Shares	164,973
20,630	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	129,968
12,003	JPMorgan Small Cap Value Fund, Class R5 Shares	149,078
36,237	JPMorgan U.S. Equity Fund, Class R5 Shares	251,123
37,275	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	500,599
16,518	JPMorgan U.S. Real Estate Fund, Class R5 Shares	167,492
	Total Investment Companies (Cost $5,699,154)	4,757,447

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
40,000	U.S. Treasury Note, 3.250%, 01/15/09 (k) (Cost $40,041)	40,049
	Total Investments — 99.3% (Cost $5,739,195)	4,797,496
	Other Assets in Excess of Liabilities — 0.7%	35,594
	NET ASSETS — 100.0%	$4,833,090

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1	E-mini Russell 2000	03/20/09	$49,370	$2,828
2	E-mini S&P 500	03/20/09	90,010	3,130
1	5 Year U.S. Treasury Note	03/31/09	119,055	3,864
	Short Futures Outstanding
(1)	5 Year U.S. Treasury Note	03/31/09	(119,055)	325
				$10,147

Allocation of Investments*

Domestic Equity Funds	49.6%
International Equity Funds	25.0
Taxable Fixed Income Funds	14.5
Specialty Funds	8.0
Money Market Funds	2.1
U.S. Treasury Obligation	0.8

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   37

JPMorgan SmartRetirement Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
As of December 31, 2008 (Unaudited)

*—	Percentages indicated are based upon total investments as of December 31, 2008. The Fund’s composition is subject to change.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc., JPMorgan Investment Advisors Inc. or Security Capital Research & Management, Incorporated.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   39

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008 (Unaudited)

	SmartRetirement Income Fund	SmartRetirement 2010 Fund	SmartRetirement 2015 Fund
ASSETS:
Investments in non-affiliates, at value	$1,251,465	$1,296,518	$1,857,174
Investments in affiliates, at value	92,376,177	88,844,258	141,904,488
Total investment securities, at value	93,627,642	90,140,776	143,761,662
Deposits at broker for foreign futures contracts	154,811	243,681	226,856
Receivables:
Investment securities sold	93,000	360,000	996,000
Fund shares sold	1,016,326	204,697	394,892
Dividends and interest	31,919	24,629	35,366
Variation margin on futures contracts	165,253	6,041	198,135
Due from Advisor	4,684	7,874	11,365
Total Assets	95,093,635	90,987,698	145,624,276

LIABILITIES:
Payables:
Due to custodian	5,422	7,618	13,953
Dividends	724,453	18,378	29,314
Fund shares redeemed	1,314,017	1,487,416	1,286,270
Accrued liabilities:
Shareholder servicing fees	1,749	4,450	4,704
Distribution fees	577	1,261	1,632
Trustees’ and Chief Compliance Officer’s fees	890	770	1,219
Other	8,969	48,534	118,585
Total Liabilities	2,056,077	1,568,427	1,455,677
Net Assets	$93,037,558	$89,419,271	$144,168,599

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

	SmartRetirement Income Fund	SmartRetirement 2010 Fund	SmartRetirement 2015 Fund
NET ASSETS:
Paid in capital	$118,483,831	$120,084,675	$200,845,635
Accumulated undistributed (distributions in excess of) net investment income	(153,534)	(196,951)	(365,951)
Accumulated net realized gains (losses)	(7,413,393)	(9,112,736)	(8,493,442)
Net unrealized appreciation (depreciation)	(17,879,346)	(21,355,717)	(47,817,643)
Total Net Assets	$93,037,558	$89,419,271	$144,168,599

Net Assets:
Class A	$1,832,663	$5,568,708	$7,161,078
Class C	289,924	160,144	270,286
Class R2	50,729	50,334	49,921
Select Class	11,791,366	30,135,721	31,063,985
Institutional Class	79,072,876	53,504,364	105,623,329
Total	$93,037,558	$89,419,271	$144,168,599

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	149,024	477,062	643,847
Class C	23,587	13,730	24,366
Class R2	4,126	4,312	4,490
Select Class	958,322	2,582,945	2,792,755
Institutional Class	6,420,908	4,580,914	9,491,122

Net Asset Value:
Class A — Redemption price per share	$12.30	$11.67	$11.12
Class C — Offering price per share (a)	12.29	11.66	11.09
Class R2 — Offering and redemption price per share	12.30	11.67	11.12
Select Class — Offering and redemption price per share	12.30	11.67	11.12
Institutional Class — Offering and redemption price per share	12.31	11.68	11.13
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$12.88	$12.22	$11.64

Cost of investments in non-affiliates	$1,250,657	$1,295,816	$1,856,188
Cost of investments in affiliates	110,313,134	110,210,445	189,877,525

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   41

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

	SmartRetirement 2020 Fund	SmartRetirement 2025 Fund	SmartRetirement 2030 Fund
ASSETS:
Investments in non-affiliates, at value	$4,004,688	$610,733	$3,549,155
Investments in affiliates, at value	224,120,816	32,025,922	182,489,773
Total investment securities, at value	228,125,504	32,636,655	186,038,928
Deposits at broker for foreign futures contracts	525,032	69,928	357,575
Receivables:
Investment securities sold	2,490,000	—	1,466,000
Fund shares sold	935,725	106,579	1,111,481
Dividends and interest	72,365	10,962	65,615
Variation margin on futures contracts	508,737	98,093	422,045
Due from Advisor	19,218	1,957	16,856
Total Assets	232,676,581	32,924,174	189,478,500

LIABILITIES:
Payables:
Due to custodian	21,588	3,106	22,782
Dividends	85,730	1,924	60,637
Fund shares redeemed	3,763,654	133,631	2,995,912
Accrued liabilities:
Shareholder servicing fees	8,573	2,178	6,574
Distribution fees	2,730	763	1,888
Trustees’ and Chief Compliance Officer’s fees	1,975	—	1,599
Other	177,014	2,724	159,205
Total Liabilities	4,061,264	144,326	3,248,597
Net Assets	$228,615,317	$32,779,848	$186,229,903

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

	SmartRetirement 2020 Fund	SmartRetirement 2025 Fund	SmartRetirement 2030 Fund
NET ASSETS:
Paid in capital	$330,667,544	$43,389,410	$280,637,968
Accumulated undistributed (distributions in excess of) net investment income	(1,452,129)	(140,207)	(887,139)
Accumulated net realized gains (losses)	(18,577,281)	(1,254,002)	(12,368,744)
Net unrealized appreciation (depreciation)	(82,022,817)	(9,215,353)	(81,152,182)
Total Net Assets	$228,615,317	$32,779,848	$186,229,903

Net Assets:
Class A	$11,117,070	$3,007,466	$8,006,215
Class C	762,976	277,786	441,959
Class R2	49,450	49,127	48,805
Select Class	59,053,923	15,266,789	46,610,613
Institutional Class	157,631,898	14,178,680	131,122,311
Total	$228,615,317	$32,779,848	$186,229,903

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,039,519	303,125	791,175
Class C	71,360	28,004	43,809
Class R2	4,626	4,952	4,822
Select Class	5,513,009	1,537,386	4,601,664
Institutional Class	14,712,786	1,427,731	12,932,093

Net Asset Value:
Class A — Redemption price per share	$10.69	$9.92	$10.12
Class C — Offering price per share (a)	10.69	9.92	10.09
Class R2 — Offering and redemption price per share	10.69	9.92	10.12
Select Class — Offering and redemption price per share	10.71	9.93	10.13
Institutional Class — Offering and redemption price per share	10.71	9.93	10.14
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$11.19	$10.39	$10.60

Cost of investments in non-affiliates	$4,002,410	$610,510	$3,547,237
Cost of investments in affiliates	306,758,017	41,339,879	264,214,332

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   43

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

	SmartRetirement 2035 Fund	SmartRetirement 2040 Fund	SmartRetirement 2045 Fund	SmartRetirement 2050 Fund
ASSETS:
Investments in non-affiliates, at value	$560,666	$2,783,258	$120,153	$40,049
Investments in affiliates, at value	27,784,634	127,995,643	7,795,478	4,757,447
Total investment securities, at value	28,345,300	130,778,901	7,915,631	4,797,496
Cash	—	—	423	447
Deposit at broker for foreign futures contracts	18,751	81,452	7,086	—
Receivables:
Investment securities sold	—	777,000	—	33,800
Fund shares sold	30,618	1,499,689	24,464	40,113
Dividends and interest	9,978	50,128	2,235	894
Variation margin on futures contracts	107,277	706,847	14,128	2,200
Due from Advisor	1,774	14,930	2,492	2,366
Total Assets	28,513,698	133,908,947	7,966,459	4,877,316

LIABILITIES:
Payables:
Due to custodian	1,568	14,611	—	—
Dividends	5,135	26,530	1,427	4,865
Investment securities purchased	45,000	—	15,600	19,000
Fund shares redeemed	12,402	1,550,449	44,053	17,125
Accrued liabilities:
Shareholder servicing fees	2,089	3,662	373	170
Distribution fees	442	1,700	120	78
Trustees’ and Chief Compliance Officer’s fees	—	1,139	—	20
Other	4,072	121,991	2,499	2,968
Total Liabilities	70,708	1,720,082	64,072	44,226
Net Assets	$28,442,990	$132,188,865	$7,902,387	$4,833,090

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

	SmartRetirement 2035 Fund	SmartRetirement 2040 Fund	SmartRetirement 2045 Fund	SmartRetirement 2050 Fund
NET ASSETS:
Paid in capital	$37,738,570	$198,767,537	$10,435,178	$6,014,011
Accumulated undistributed (distributions in excess of) net investment income	(91,748)	(578,656)	(27,783)	(12,956)
Accumulated net realized gains (losses)	(365,748)	(7,762,445)	(227,623)	(236,413)
Net unrealized appreciation (depreciation)	(8,838,084)	(58,237,571)	(2,277,385)	(931,552)
Total Net Assets	$28,442,990	$132,188,865	$7,902,387	$4,833,090

Net Assets:
Class A	$1,535,704	$7,771,942	$437,278	$252,662
Class C	465,585	249,999	28,699	70,090
Class R2	48,673	48,692	48,711	48,681
Select Class	16,012,973	22,790,341	2,716,561	1,189,460
Institutional Class	10,380,055	101,327,891	4,671,138	3,272,197
Total	$28,442,990	$132,188,865	$7,902,387	$4,833,090

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	162,086	782,142	45,623	26,276
Class C	49,273	25,231	2,994	7,292
Class R2	5,141	4,902	5,083	5,066
Select Class	1,686,552	2,290,362	283,112	123,557
Institutional Class	1,093,711	10,172,702	486,928	339,840

Net Asset Value:
Class A — Redemption price per share	$9.47	$9.94	$9.58	$9.62
Class C — Offering price per share (a)	9.45	9.91	9.59	9.61
Class R2 — Offering and redemption price per share	9.47	9.93	9.58	9.61
Select Class — Offering and redemption price per share	9.49	9.95	9.60	9.63
Institutional Class — Offering and redemption price per share	9.49	9.96	9.59	9.63
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$9.92	$10.41	$10.03	$10.07

Cost of investments in non-affiliates	$560,374	$2,781,694	$120,109	$40,041
Cost of investments in affiliates	36,717,466	186,751,159	10,089,800	5,699,154

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   45

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2008 (Unaudited)

	SmartRetirement Income Fund	SmartRetirement 2010 Fund	SmartRetirement 2015 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$1,966,815	$1,937,380	$2,883,283
Interest income from non-affiliates	14,058	12,476	18,194
Total investment income	1,980,873	1,949,856	2,901,477

EXPENSES:
Distribution fees:
Class A	2,423	6,936	8,676
Class C	1,399	702	752
Class R2	39	38	38
Shareholder servicing fees:
Class A	2,423	6,936	8,676
Class C	466	234	250
Class R2	20	19	19
Select Class	13,725	39,471	36,511
Institutional Class	40,985	30,292	58,723
Trustees’ and Chief Compliance Officer’s fees	776	798	1,252
Transfer agent fees	30,417	50,820	74,090
Other	1,519	1,063	1,676
Total expenses	94,192	137,309	190,663
Less amounts waived	(47,639)	(48,956)	(76,905)
Less expense reimbursements	(23,167)	(37,994)	(53,947)
Net expenses	23,386	50,359	59,811
Net investment income (loss)	1,957,487	1,899,497	2,841,666

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	—	—	(32)
Investments in affiliates	(6,915,339)	(9,750,485)	(10,998,571)
Futures	244,159	(104,087)	(982,196)
Foreign currency transactions	(55,388)	(67,839)	(108,258)
Net realized gain (loss)	(6,726,568)	(9,922,411)	(12,089,057)
Distributions of realized gains by investment company affiliates	1,790,384	2,427,098	4,942,688
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	1,737	1,558	2,363
Investments in affiliates	(10,905,556)	(12,795,587)	(32,004,914)
Futures	15,073	45,014	353,612
Foreign currency translations	15,611	11,217	14,433
Change in net unrealized appreciation (depreciation)	(10,873,135)	(12,737,798)	(31,634,506)
Net realized/unrealized gains (losses)	(15,809,319)	(20,233,111)	(38,780,875)
Change in net assets resulting from operations	$(13,851,832)	$(18,333,614)	$(35,939,209)

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

	SmartRetirement 2020 Fund	SmartRetirement 2025 Fund	SmartRetirement 2030 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$4,335,913	$458,968	$3,020,547
Interest income from non-affiliates	40,844	3,931	37,102
Total investment income	4,376,757	462,899	3,057,649

EXPENSES:
Distribution fees:
Class A	13,636	2,980	10,240
Class C	2,791	960	1,569
Class R2	37	37	37
Shareholder servicing fees:
Class A	13,636	2,980	10,240
Class C	931	320	523
Class R2	19	19	18
Select Class	74,928	11,393	53,792
Institutional Class	88,628	6,788	74,637
Trustees’ and Chief Compliance Officer’s fees	2,029	88	1,637
Transfer agent fees	117,774	10,942	107,377
Other	2,093	1,585	1,690
Total expenses	316,502	38,092	261,760
Less amounts waived	(124,433)	(12,673)	(100,465)
Less expense reimbursements	(84,564)	(7,480)	(70,518)
Net expenses	107,505	17,939	90,777
Net investment income (loss)	4,269,252	444,960	2,966,872

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	819	—	3,312
Investments in affiliates	(19,740,997)	(1,783,573)	(14,626,366)
Futures	(3,116,451)	(413,319)	(3,242,784)
Foreign currency transactions	(160,234)	(26,845)	(133,147)
Net realized gain (loss)	(23,016,863)	(2,223,737)	(17,998,985)
Distributions of realized gains by investment company affiliates	8,719,768	1,275,951	9,149,247
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	5,810	500	5,412
Investments in affiliates	(57,456,299)	(7,978,521)	(60,209,964)
Futures	1,247,876	139,629	1,324,220
Foreign currency translations	29,411	8,376	13,468
Change in net unrealized appreciation (depreciation)	(56,173,202)	(7,830,016)	(58,866,864)
Net realized/unrealized gains (losses)	(70,470,297)	(8,777,802)	(67,716,602)
Change in net assets resulting from operations	$(66,201,045)	$(8,332,842)	$(64,749,730)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   47

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2008 (Unaudited) (continued)

	SmartRetirement 2035 Fund	SmartRetirement 2040 Fund	SmartRetirement 2045 Fund	SmartRetirement 2050 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$360,077	$2,042,006	$104,008	$58,377
Interest income from non-affiliates	5,363	33,275	755	160
Total investment income	365,440	2,075,281	104,763	58,537

EXPENSES:
Distribution fees:
Class A	1,738	10,343	530	165
Class C	640	947	97	108
Class R2	37	37	37	37
Shareholder servicing fees:
Class A	1,738	10,343	530	165
Class C	213	316	32	36
Class R2	18	18	18	18
Select Class	10,464	25,925	1,739	960
Institutional Class	4,957	55,590	2,071	1,110
Trustees’ and Chief Compliance Officer’s fees	9	1,145	3	25
Transfer agent fees	10,008	90,935	9,929	10,480
Other	1,515	539	1,722	1,726
Total expenses	31,337	196,138	16,708	14,830
Less amounts waived	(9,930)	(70,231)	(2,998)	(1,582)
Less expense reimbursements	(7,560)	(64,526)	(10,455)	(11,599)
Net expenses	13,847	61,381	3,255	1,649
Net investment income (loss)	351,593	2,013,900	101,508	56,888

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	—	2,547	16	37
Investments in affiliates	(947,347)	(9,167,789)	(465,862)	(363,591)
Futures	(427,694)	(2,746,098)	(74,521)	(11,720)
Foreign currency transactions	(30,320)	(163,503)	(4,128)	—
Net realized gain (loss)	(1,405,361)	(12,074,843)	(544,495)	(375,274)
Distributions of realized gains by investment company affiliates	1,354,178	6,679,907	370,540	208,511
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	812	5,550	116	19
Investments in affiliates	(7,781,020)	(43,870,265)	(1,937,554)	(785,779)
Futures	142,599	1,078,564	21,442	3,788
Foreign currency translations	714	19,763	239	—
Change in net unrealized appreciation (depreciation)	(7,636,895)	(42,766,388)	(1,915,757)	(781,972)
Net realized/unrealized gains (losses)	(7,688,078)	(48,161,324)	(2,089,712)	(948,735)
Change in net assets resulting from operations	$(7,336,485)	$(46,147,424)	$(1,988,204)	$(891,847)

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	SmartRetirement Income Fund		SmartRetirement 2010 Fund		SmartRetirement 2015 Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 06/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 06/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 06/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,957,487	$3,510,194	$1,899,497	$3,461,943	$2,841,666	$4,870,858
Net realized gain (loss)	(6,726,568)	(2,637,549)	(9,922,411)	(2,093,934)	(12,089,057)	(2,792,467)
Distributions of realized gains by investment company affiliates	1,790,384	2,581,786	2,427,098	3,659,521	4,942,688	7,585,485
Change in net unrealized appreciation (depreciation)	(10,873,135)	(6,534,137)	(12,737,798)	(10,382,250)	(31,634,506)	(20,439,816)
Change in net assets resulting from operations	(13,851,832)	(3,079,706)	(18,333,614)	(5,354,720)	(35,939,209)	(10,775,940)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(35,663)	(59,131)	(111,668)	(171,531)	(133,032)	(237,282)
From net realized gains	(33,395)	(571)	(132,353)	(22,026)	(200,100)	(49,741)
Class C
From net investment income	(6,043)	(17,268)	(2,962)	(3,413)	(4,857)	(3,577)
From net realized gains	(5,332)	(270)	(3,806)	(199)	(7,603)	(889)
Class R2 (a)
From net investment income	(575)	—	(623)	—	(793)	—
From net realized gains	(928)	—	(1,195)	—	(1,402)	—
Select Class
From net investment income	(218,650)	(344,252)	(612,929)	(1,089,522)	(601,624)	(866,685)
From net realized gains	(214,977)	(2,759)	(714,685)	(128,029)	(859,920)	(164,454)
Institutional Class
From net investment income	(1,709,993)	(3,921,822)	(1,223,567)	(3,231,167)	(2,245,159)	(5,863,788)
From net realized gains	(1,426,617)	(36,854)	(1,292,135)	(418,110)	(2,983,696)	(1,164,966)
Total distributions to shareholders	(3,652,173)	(4,382,927)	(4,095,923)	(5,063,997)	(7,038,186)	(8,351,382)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	10,954,283	37,060,983	5,779,979	45,050,972	23,111,855	61,994,742

NET ASSETS:
Change in net assets	(6,549,722)	29,598,350	(16,649,558)	34,632,255	(19,865,540)	42,867,420
Beginning of period	99,587,280	69,988,930	106,068,829	71,436,574	164,034,139	121,166,719
End of period	$93,037,558	$99,587,280	$89,419,271	$106,068,829	$144,168,599	$164,034,139
Accumulated undistributed (distributions in excess of) net investment income	$(153,534)	$(140,097)	$(196,951)	$(144,699)	$(365,951)	$(222,152)

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   49

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2020 Fund		SmartRetirement 2025 Fund		SmartRetirement 2030 Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 06/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Period Ended 06/30/2008 (a)	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 06/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,269,252	$6,698,546	$444,960	$196,868	$2,966,872	$4,153,576
Net realized gain (loss)	(23,016,863)	(6,501,866)	(2,223,737)	(402,596)	(17,998,985)	(4,806,233)
Distributions of realized gains by investment company affiliates	8,719,768	13,719,100	1,275,951	317,649	9,149,247	13,135,716
Change in net unrealized appreciation (depreciation)	(56,173,202)	(35,681,876)	(7,830,016)	(1,385,337)	(58,866,864)	(34,191,561)
Change in net assets resulting from operations	(66,201,045)	(21,766,096)	(8,332,842)	(1,273,416)	(64,749,730)	(21,708,502)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(223,194)	(335,458)	(47,907)	(66,011)	(131,852)	(235,899)
From net realized gains	(369,967)	(95,018)	(15,452)	—	(354,449)	(81,883)
Class C
From net investment income	(14,475)	(12,502)	(3,694)	(2,075)	(6,839)	(5,427)
From net realized gains	(25,694)	(3,915)	(1,407)	—	(19,920)	(2,052)
Class R2 (b)
From net investment income	(884)	—	(705)	—	(803)	—
From net realized gains	(1,657)	—	(258)	—	(2,167)	—
Select Class
From net investment income	(1,256,363)	(1,940,092)	(237,764)	(25,942)	(794,476)	(1,024,489)
From net realized gains	(1,951,107)	(480,498)	(75,926)	—	(2,030,629)	(316,596)
Institutional Class
From net investment income	(3,622,456)	(8,356,811)	(261,041)	(191,896)	(2,312,602)	(6,417,555)
From net realized gains	(5,377,686)	(2,197,347)	(73,288)	—	(5,904,644)	(2,102,058)
Total distributions to shareholders	(12,843,483)	(13,421,641)	(717,442)	(285,924)	(11,558,381)	(10,185,959)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	34,675,423	126,791,123	23,690,553	19,698,919	44,755,529	102,199,893

NET ASSETS:
Change in net assets	(44,369,105)	91,603,386	14,640,269	18,139,579	(31,552,582)	70,305,432
Beginning of period	272,984,422	181,381,036	18,139,579	—	217,782,485	147,477,053
End of period	$228,615,317	$272,984,422	$32,779,848	$18,139,579	$186,229,903	$217,782,485
Accumulated undistributed (distributions in excess of) net investment income	$(1,452,129)	$(604,009)	$(140,207)	$(34,056)	$(887,139)	$(607,439)

(a)	Commencement of operations was July 31, 2007.

(b)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

	SmartRetirement 2035 Fund		SmartRetirement 2040 Fund
	Six Months Ended 12/31/2008 (Unaudited)	Period Ended 06/30/2008 (a)	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 06/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$351,593	$129,942	$2,013,900	$2,864,160
Net realized gain (loss)	(1,405,361)	(480,945)	(12,074,843)	(3,094,278)
Distributions of realized gains by investment company affiliates	1,354,178	321,822	6,679,907	9,797,978
Change in net unrealized appreciation (depreciation)	(7,636,895)	(1,201,189)	(42,766,388)	(25,631,949)
Change in net assets resulting from operations	(7,336,485)	(1,230,370)	(46,147,424)	(16,064,089)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(21,213)	(23,139)	(121,764)	(267,956)
From net realized gains	(5,335)	—	(379,294)	(101,490)
Class C
From net investment income	(6,491)	(1,499)	(3,665)	(9,517)
From net realized gains	(1,646)	—	(11,732)	(4,252)
Class R2 (b)
From net investment income	(666)	—	(762)	—
From net realized gains	(171)	—	(2,386)	—
Select Class
From net investment income	(228,673)	(15,879)	(370,484)	(460,468)
From net realized gains	(54,196)	—	(1,095,444)	(148,595)
Institutional Class
From net investment income	(158,107)	(175,770)	(1,680,512)	(4,723,873)
From net realized gains	(36,003)	—	(4,960,207)	(1,640,835)
Total distributions to shareholders	(512,501)	(216,287)	(8,626,250)	(7,356,986)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	23,552,918	14,185,715	32,331,334	67,525,505

NET ASSETS:
Change in net assets	15,703,932	12,739,058	(22,442,340)	44,104,430
Beginning of period	12,739,058	—	154,631,205	110,526,775
End of period	$28,442,990	$12,739,058	$132,188,865	$154,631,205
Accumulated undistributed (distributions in excess of) net investment income	$(91,748)	$(28,191)	$(578,656)	$(415,369)

(a)	Commencement of operations was July 31, 2007.

(b)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   51

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2045 Fund		SmartRetirement 2050 Fund
	Six Months Ended 12/31/2008 (Unaudited)	Period Ended 06/30/2008 (a)	Six Months Ended 12/31/2008 (Unaudited)	Period Ended 06/30/2008 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$101,508	$35,854	$56,888	$22,670
Net realized gain (loss)	(544,495)	(71,740)	(375,274)	(63,755)
Distributions of realized gains by investment company affiliates	370,540	53,404	208,511	43,631
Change in net unrealized appreciation (depreciation)	(1,915,757)	(361,628)	(781,972)	(149,580)
Change in net assets resulting from operations	(1,988,204)	(344,110)	(891,847)	(147,034)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(6,293)	(5,711)	(3,481)	(1,453)
From net realized gains	(1,626)	—	(1,929)	—
Class C
From net investment income	(361)	(1,026)	(874)	(694)
From net realized gains	(108)	—	(555)	—
Class R2 (b)
From net investment income	(657)	—	(630)	—
From net realized gains	(183)	—	(381)	—
Select Class
From net investment income	(39,557)	(5,979)	(16,610)	(7,095)
From net realized gains	(9,578)	—	(9,086)	—
Institutional Class
From net investment income	(75,229)	(37,222)	(48,869)	(25,383)
From net realized gains	(17,024)	—	(25,063)	—
Total distributions to shareholders	(150,616)	(49,938)	(107,478)	(34,625)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	5,386,069	5,049,186	3,641,764	2,372,310

NET ASSETS:
Change in net assets	3,247,249	4,655,138	2,642,439	2,190,651
Beginning of period	4,655,138	—	2,190,651	—
End of period	$7,902,387	$4,655,138	$4,833,090	$2,190,651
Accumulated undistributed (distributions in excess of) net investment income	$(27,783)	$(7,194)	$(12,956)	$620

(a)	Commencement of operations was July 31, 2007.

(b)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

	SmartRetirement Income Fund		SmartRetirement 2010 Fund		SmartRetirement 2015 Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 06/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 06/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 06/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,535,365	$3,380,419	$3,049,083	$5,483,024	$2,317,815	$6,923,156
Dividends and distributions reinvested	64,355	57,249	243,599	193,557	327,214	286,275
Cost of shares redeemed	(1,261,779)	(1,574,691)	(1,251,041)	(3,048,816)	(407,473)	(3,384,832)
Change in net assets from Class A capital transactions	$337,941	$1,862,977	$2,041,641	$2,627,765	$2,237,556	$3,824,599
Class C
Proceeds from shares issued	$264,221	$639,698	$61,869	$192,826	$287,942	$115,746
Dividends and distributions reinvested	9,282	14,249	6,567	2,491	11,312	4,391
Cost of shares redeemed	(226,211)	(375,271)	(55,515)	(22,412)	(49,390)	(29,837)
Change in net assets from Class C capital transactions	$47,292	$278,676	$12,921	$172,905	$249,864	$90,300
Class R2 (a)
Proceeds from shares issued	$50,000	$—	$50,000	$—	$50,000	$—
Dividends and distributions reinvested	1,503	—	1,819	—	2,194	—
Change in net assets from Class R2 capital transactions	$51,503	$—	$51,819	$—	$52,194	$—
Select Class
Proceeds from shares issued	$6,943,170	$29,296,092	$14,247,720	$50,426,532	$17,217,431	$20,033,129
Dividends and distributions reinvested	433,308	347,011	1,323,349	1,216,363	1,446,081	1,030,531
Cost of shares redeemed	(3,578,118)	(22,214,409)	(10,562,810)	(26,704,869)	(4,360,327)	(4,552,651)
Change in net assets from Select Class capital transactions	$3,798,360	$7,428,694	$5,008,259	$24,938,026	$14,303,185	$16,511,009
Institutional Class
Proceeds from shares issued	$15,278,865	$40,798,063	$10,978,266	$40,934,799	$14,814,323	$62,444,047
Dividends and distributions reinvested	877,235	1,117,639	2,498,779	3,649,277	5,207,641	7,028,755
Cost of shares redeemed	(9,436,913)	(14,425,066)	(14,811,706)	(27,271,800)	(13,752,908)	(27,903,968)
Change in net assets from Institutional Class capital transactions	$6,719,187	$27,490,636	$(1,334,661)	$17,312,276	$6,269,056	$41,568,834
Total change in net assets from capital transactions	$10,954,283	$37,060,983	$5,779,979	$45,050,972	$23,111,855	$61,994,742

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   53

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	SmartRetirement Income Fund		SmartRetirement 2010 Fund		SmartRetirement 2015 Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 06/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 06/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 06/30/2008
SHARE TRANSACTIONS:
Class A
Issued	112,654	213,488	228,935	345,026	181,857	428,114
Reinvested	5,124	3,746	20,449	12,488	29,302	18,218
Redeemed	(94,672)	(99,680)	(100,039)	(191,444)	(31,896)	(205,877)
Change in Class A Shares	23,106	117,554	149,345	166,070	179,263	240,455
Class C
Issued	18,196	40,450	4,441	12,468	21,299	7,135
Reinvested	738	922	553	165	1,013	278
Redeemed	(16,696)	(24,582)	(4,496)	(1,402)	(4,315)	(1,959)
Change in Class C Shares	2,238	16,790	498	11,231	17,997	5,454
Class R2 (a)
Issued	4,003	—	4,156	—	4,292	—
Reinvested	123	—	156	—	198	—
Change in Class R2 Shares	4,126	—	4,312	—	4,490	—
Select Class
Issued	510,798	1,895,026	1,067,510	3,235,308	1,287,182	1,271,341
Reinvested	34,615	22,718	111,226	78,982	129,333	65,771
Redeemed	(271,684)	(1,449,373)	(816,895)	(1,734,487)	(362,772)	(293,332)
Change in Select Class Shares	273,729	468,371	361,841	1,579,803	1,053,743	1,043,780
Institutional Class
Issued	1,152,800	2,612,667	855,593	2,578,015	1,152,389	3,893,201
Reinvested	69,616	72,426	208,735	234,563	463,255	446,092
Redeemed	(712,218)	(922,112)	(1,153,274)	(1,740,528)	(1,091,661)	(1,763,990)
Change in Institutional Class Shares	510,198	1,762,981	(88,946)	1,072,050	523,983	2,575,303

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

	SmartRetirement 2020 Fund		SmartRetirement 2025 Fund		SmartRetirement 2030 Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 06/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Period Ended 06/30/2008 (a)	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 06/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,507,426	$11,090,934	$2,057,658	$2,460,372	$3,528,126	$9,492,136
Dividends and distributions reinvested	577,702	428,739	63,360	66,011	479,653	316,698
Cost of shares redeemed	(1,406,286)	(1,393,496)	(416,697)	(297,835)	(1,433,503)	(3,061,763)
Change in net assets from Class A capital transactions	$3,678,842	$10,126,177	$1,704,321	$2,228,548	$2,574,276	$6,747,071
Class C
Proceeds from shares issued	$845,011	$307,881	$101,309	$278,857	$347,837	$196,676
Dividends and distributions reinvested	29,056	7,218	4,870	2,075	26,583	7,430
Cost of shares redeemed	(259,795)	(2,071)	(23,398)	(13)	(16,508)	(79)
Change in net assets from Class C capital transactions	$614,272	$313,028	$82,781	$280,919	$357,912	$204,027
Class R2 (b)
Proceeds from shares issued	$50,000	$—	$50,000	$—	$50,000	$—
Dividends and distributions reinvested	2,541	—	964	—	2,970	—
Change in net assets from Class R2 capital transactions	$52,541	$—	$50,964	$—	$52,970	$—
Select Class
Proceeds from shares issued	$28,927,770	$85,894,173	$19,717,988	$2,453,004	$28,832,506	$56,081,456
Dividends and distributions reinvested	3,189,428	2,416,070	311,300	25,942	2,799,181	1,341,085
Cost of shares redeemed	(14,406,271)	(41,012,574)	(2,899,859)	(120,621)	(6,228,570)	(25,279,444)
Change in net assets from Select Class capital transactions	$17,710,927	$47,297,669	$17,129,429	$2,358,325	$25,403,117	$32,143,097
Institutional Class
Proceeds from shares issued	$24,649,956	$95,412,761	$5,578,835	$15,507,956	$25,405,816	$85,202,200
Dividends and distributions reinvested	8,929,760	10,554,158	334,330	191,897	8,165,648	8,519,612
Cost of shares redeemed	(20,960,875)	(36,912,670)	(1,190,107)	(868,726)	(17,204,210)	(30,616,114)
Change in net assets from Institutional Class capital transactions	$12,618,841	$69,054,249	$4,723,058	$14,831,127	$16,367,254	$63,105,698
Total change in net assets from capital transactions	$34,675,423	$126,791,123	$23,690,553	$19,698,919	$44,755,529	$102,199,893

(a)	Commencement of operations was July 31, 2007.

(b)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   55

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2020 Fund		SmartRetirement 2025 Fund		SmartRetirement 2030 Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 06/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Period Ended 06/30/2008 (a)	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 06/30/2008
SHARE TRANSACTIONS:
Class A
Issued	357,646	679,112	184,733	162,774	292,742	564,721
Reinvested	53,962	27,022	6,328	4,520	48,093	19,458
Redeemed	(112,092)	(87,639)	(34,740)	(20,490)	(121,081)	(181,989)
Change in Class A Shares	299,516	618,495	156,321	146,804	219,754	402,190
Class C
Issued	60,839	19,230	9,781	19,380	25,338	12,323
Reinvested	2,715	451	492	148	2,678	456
Redeemed	(21,783)	(125)	(1,797)	— (c)	(1,627)	(5)
Change in Class C Shares	41,771	19,556	8,476	19,528	26,389	12,774
Class R2 (b)
Issued	4,386	—	4,854	—	4,525	—
Reinvested	240	—	98	—	297	—
Change in Class R2 Shares	4,626	—	4,952	—	4,822	—
Select Class
Issued	2,272,279	5,440,179	1,632,548	169,943	2,202,356	3,512,483
Reinvested	296,717	152,402	31,305	1,845	280,326	82,773
Redeemed	(1,217,508)	(2,644,531)	(289,661)	(8,594)	(511,749)	(1,620,295)
Change in Select Class Shares	1,351,488	2,948,050	1,374,192	163,194	1,970,933	1,974,961
Institutional Class
Issued	1,986,701	5,856,085	490,523	1,059,567	2,091,607	5,137,477
Reinvested	827,706	661,317	32,981	13,530	817,008	521,624
Redeemed	(1,738,505)	(2,281,290)	(108,203)	(60,667)	(1,475,552)	(1,841,500)
Change in Institutional Class Shares	1,075,902	4,236,112	415,301	1,012,430	1,433,063	3,817,601

(a)	Commencement of operations was July 31, 2007.

(b)	Commencement of offering of class of shares effective November 3, 2008.

(c)	Amount rounds to less than 1.

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

	SmartRetirement 2035 Fund		SmartRetirement 2040 Fund
	Six Months Ended 12/31/2008 (Unaudited)	Period Ended 06/30/2008 (a)	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 06/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,407,769	$1,633,135	$2,450,096	$11,129,516
Dividends and distributions reinvested	25,477	23,139	499,308	368,499
Cost of shares redeemed	(619,280)	(400,173)	(1,068,458)	(2,047,107)
Change in net assets from Class A capital transactions	$813,966	$1,256,101	$1,880,946	$9,450,908
Class C
Proceeds from shares issued	$338,196	$207,689	$58,701	$292,685
Dividends and distributions reinvested	6,323	1,499	13,676	13,508
Cost of shares redeemed	(22,268)	—	(338)	(37,130)
Change in net assets from Class C capital transactions	$322,251	$209,188	$72,039	$269,063
Class R2 (b)
Proceeds from shares issued	$50,000	$—	$50,000	$—
Dividends and distributions reinvested	837	—	3,148	—
Change in net assets from Class R2 capital transactions	$50,837	$—	$53,148	$—
Select Class
Proceeds from shares issued	$19,612,018	$1,358,827	$17,863,904	$24,697,993
Dividends and distributions reinvested	279,340	15,879	1,461,442	609,063
Cost of shares redeemed	(959,274)	(164,598)	(6,902,792)	(9,165,491)
Change in net assets from Select Class capital transactions	$18,932,084	$1,210,108	$12,422,554	$16,141,565
Institutional Class
Proceeds from shares issued	$4,265,423	$12,305,253	$22,979,222	$63,938,159
Dividends and distributions reinvested	194,110	175,770	6,616,126	6,364,709
Cost of shares redeemed	(1,025,753)	(970,705)	(11,692,701)	(28,638,899)
Change in net assets from Institutional Class capital transactions	$3,433,780	$11,510,318	$17,902,647	$41,663,969
Total change in net assets from capital transactions	$23,552,918	$14,185,715	$32,331,334	$67,525,505

(a)	Commencement of operations was July 31, 2007.

(b)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   57

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2035 Fund		SmartRetirement 2040 Fund
	Six Months Ended 12/31/2008 (Unaudited)	Period Ended 06/30/2008 (a)	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 06/30/2008
SHARE TRANSACTIONS:
Class A
Issued	124,016	112,381	202,500	655,430
Reinvested	2,704	1,605	51,133	22,598
Redeemed	(50,187)	(28,433)	(88,448)	(123,904)
Change in Class A Shares	76,533	85,553	165,185	554,124
Class C
Issued	36,071	14,144	5,023	17,162
Reinvested	673	107	1,406	822
Redeemed	(1,722)	—	(33)	(2,360)
Change in Class C Shares	35,022	14,251	6,396	15,624
Class R2 (b)
Issued	5,051	—	4,579	—
Reinvested	90	—	323	—
Change in Class R2 Shares	5,141		4,902	—
Select Class
Issued	1,674,244	93,526	1,446,938	1,551,988
Reinvested	29,558	1,125	149,361	37,598
Redeemed	(100,619)	(11,282)	(607,649)	(587,295)
Change in Select Class Shares	1,603,183	83,369	988,650	1,002,291
Institutional Class
Issued	391,312	829,879	1,951,842	3,881,112
Reinvested	20,401	12,304	675,519	389,405
Redeemed	(92,414)	(67,771)	(1,006,705)	(1,726,042)
Change in Institutional Class Shares	319,299	774,412	1,620,656	2,544,475

(a)	Commencement of operations was July 31, 2007.

(b)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

	SmartRetirement 2045 Fund		SmartRetirement 2050 Fund
	Six Months Ended 12/31/2008 (Unaudited)	Period Ended 06/30/2008 (a)	Six Months Ended 12/31/2008 (Unaudited)	Period Ended 06/30/2008 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$299,934	$383,234	$282,626	$168,096
Dividends and distributions reinvested	7,920	5,711	3,864	1,453
Cost of shares redeemed	(25,012)	(65,403)	(89,410)	(64,591)
Change in net assets from Class A capital transactions	$282,842	$323,542	$197,080	$104,958
Class C
Proceeds from shares issued	$7,969	$32,856	$52,451	$28,000
Dividends and distributions reinvested	469	1,026	555	693
Cost of shares redeemed	(2,747)	(12)	(28)	—
Change in net assets from Class C capital transactions	$5,691	$33,870	$52,978	$28,693
Class R2 (b)
Proceeds from shares issued	$50,000	$—	$49,998	$—
Dividends and distributions reinvested	840	—	1,011	—
Change in net assets from Class R2 capital transactions	$50,840	$—	$51,009	$—
Select Class
Proceeds from shares issued	$3,006,895	$499,578	$1,001,333	$778,627
Dividends and distributions reinvested	47,330	5,979	20,198	7,095
Cost of shares redeemed	(169,403)	(58,361)	(87,352)	(231,131)
Change in net assets from Select Class capital transactions	$2,884,822	$447,196	$934,179	$554,591
Institutional Class
Proceeds from shares issued	$2,408,423	$4,491,239	$2,693,854	$2,025,326
Dividends and distributions reinvested	92,252	37,223	73,932	25,383
Cost of shares redeemed	(338,801)	(283,884)	(361,268)	(366,641)
Change in net assets from Institutional Class capital transactions	$2,161,874	$4,244,578	$2,406,518	$1,684,068
Total change in net assets from capital transactions	$5,386,069	$5,049,186	$3,641,764	$2,372,310

(a)	Commencement of operations was July 31, 2007.

(b)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2045 Fund		SmartRetirement 2050 Fund
	Six Months Ended 12/31/2008 (Unaudited)	Period Ended 06/30/2008 (a)	Six Months Ended 12/31/2008 (Unaudited)	Period Ended 06/30/2008 (a)
SHARE TRANSACTIONS:
Class A
Issued	25,412	26,433	26,944	11,400
Reinvested	823	397	397	100
Redeemed	(2,796)	(4,646)	(8,315)	(4,250)
Change in Class A Shares	23,439	22,184	19,026	7,250
Class C
Issued	884	2,202	5,318	1,869
Reinvested	50	69	58	47
Redeemed	(211)	—	—	—
Change in Class C Shares	723	2,271	5,376	1,916
Class R2 (b)
Issued	4,995	—	4,960	—
Reinvested	88	—	106	—
Change in Class R2 Shares	5,083	—	5,066	—
Select Class
Issued	265,229	34,608	91,636	54,690
Reinvested	4,941	422	2,085	498
Redeemed	(17,873)	(4,215)	(8,870)	(16,482)
Change in Select Class Shares	252,297	30,815	84,851	38,706
Institutional Class
Issued	215,535	310,175	249,321	138,226
Reinvested	9,492	2,666	7,597	1,762
Redeemed	(31,025)	(19,915)	(31,634)	(25,432)
Change in Institutional Class Shares	194,002	292,926	225,284	114,556

(a)	Commencement of operations was July 31, 2007.

(b)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   61

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement Income Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$14.75	$0.24	(i)	$(2.21)	$(1.97)	$(0.25)	$(0.23)	$(0.48)
Year Ended June 30, 2008	15.98	0.59	(i)	(1.09)	(0.50)	(0.72)	(0.01)	(0.73)
Year Ended June 30, 2007	14.88	0.62	(i)	0.94	1.56	(0.46)	— (j)	(0.46)
May 15, 2006 (g) through June 30, 2006	15.00	0.10		(0.13)	(0.03)	(0.09)	—	(0.09)

Class C
Six Months Ended December 31, 2008 (Unaudited)	14.75	0.22	(i)	(2.24)	(2.02)	(0.21)	(0.23)	(0.44)
Year Ended June 30, 2008	15.98	0.52	(i)	(1.09)	(0.57)	(0.65)	(0.01)	(0.66)
Year Ended June 30, 2007	14.88	0.50	(i)	0.97	1.47	(0.37)	— (j)	(0.37)
May 15, 2006 (g) through June 30, 2006	15.00	0.08		(0.12)	(0.04)	(0.08)	—	(0.08)

Class R2
November 3, 2008 (h) through December 31, 2008 (Unaudited)	12.49	0.08	(i)	0.10	0.18	(0.14)	(0.23)	(0.37)

Select Class
Six Months Ended December 31, 2008 (Unaudited)	14.76	0.26	(i)	(2.23)	(1.97)	(0.26)	(0.23)	(0.49)
Year Ended June 30, 2008	15.98	0.61	(i)	(1.07)	(0.46)	(0.75)	(0.01)	(0.76)
Year Ended June 30, 2007	14.88	0.62	(i)	0.97	1.59	(0.49)	— (j)	(0.49)
May 15, 2006 (g) through June 30, 2006	15.00	0.10		(0.12)	(0.02)	(0.10)	—	(0.10)

Institutional Class
Six Months Ended December 31, 2008 (Unaudited)	14.77	0.28	(i)	(2.24)	(1.96)	(0.27)	(0.23)	(0.50)
Year Ended June 30, 2008	15.99	0.65	(i)	(1.09)	(0.44)	(0.77)	(0.01)	(0.78)
Year Ended June 30, 2007	14.88	0.73	(i)	0.89	1.62	(0.51)	— (j)	(0.51)
May 15, 2006 (g) through June 30, 2006	15.00	0.10		(0.12)	(0.02)	(0.10)	—	(0.10)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Represents only expenses of the Fund, not Underlying Funds.

(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Commencement of operations.

(h)	Commencement of offering of class of shares.

(i)	Calculated based upon average shares outstanding.

(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$12.30	(13.40)%	$1,833	0.42%	3.60%	0.57%	44%
14.75	(3.27)	1,857	0.42	3.82	0.56	38
15.98	10.55	134	0.42	3.91	1.02	38
14.88	(0.19)	25	0.41	5.10	0.73	1

12.29	(13.68)	290	0.92	3.27	1.07	44
14.75	(3.75)	315	0.92	3.38	1.06	38
15.98	9.98	73	0.92	3.18	1.45	38
14.88	(0.25)	25	0.91	4.61	1.19	1

12.30	1.49	51	0.67	4.26	0.82	44

12.30	(13.36)	11,791	0.17	3.95	0.32	44
14.76	(3.02)	10,104	0.17	3.93	0.31	38
15.98	10.80	3,455	0.17	3.88	0.46	38
14.88	(0.15)	100	0.17	5.35	0.52	1

12.31	(13.28)	79,073	0.02	4.14	0.17	44
14.77	(2.88)	87,311	0.02	4.13	0.15	38
15.99	10.99	66,328	0.02	4.56	0.24	38
14.88	(0.14)	119	0.02	6.03	0.37	1

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   63

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement 2010 Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$14.67	$0.24	(i)	$(2.71)	$(2.47)	$(0.24)	$(0.29)	$(0.53)
Year Ended June 30, 2008	16.22	0.55		(1.33)	(0.78)	(0.67)	(0.10)	(0.77)
Year Ended June 30, 2007	14.88	0.50		1.39	1.89	(0.54)	(0.01)	(0.55)
May 15, 2006 (g) through June 30, 2006	15.00	0.09		(0.16)	(0.07)	(0.05)	—	(0.05)

Class C
Six Months Ended December 31, 2008 (Unaudited)	14.65	0.20	(i)	(2.69)	(2.49)	(0.21)	(0.29)	(0.50)
Year Ended June 30, 2008	16.21	0.49		(1.34)	(0.85)	(0.61)	(0.10)	(0.71)
Year Ended June 30, 2007	14.88	0.39		1.41	1.80	(0.46)	(0.01)	(0.47)
May 15, 2006 (g) through June 30, 2006	15.00	0.07		(0.15)	(0.08)	(0.04)	—	(0.04)

Class R2
November 3, 2008 (h) through December 31, 2008 (Unaudited)	12.03	0.09	(i)	(0.01)	0.08	(0.15)	(0.29)	(0.44)

Select Class
Six Months Ended December 31, 2008 (Unaudited)	14.66	0.25	(i)	(2.69)	(2.44)	(0.26)	(0.29)	(0.55)
Year Ended June 30, 2008	16.22	0.58		(1.32)	(0.74)	(0.72)	(0.10)	(0.82)
Year Ended June 30, 2007	14.88	0.53		1.40	1.93	(0.58)	(0.01)	(0.59)
May 15, 2006 (g) through June 30, 2006	15.00	0.09		(0.16)	(0.07)	(0.05)	—	(0.05)

Institutional Class
Six Months Ended December 31, 2008 (Unaudited)	14.67	0.26	(i)	(2.69)	(2.43)	(0.27)	(0.29)	(0.56)
Year Ended June 30, 2008	16.23	0.59		(1.31)	(0.72)	(0.74)	(0.10)	(0.84)
Year Ended June 30, 2007	14.88	0.56		1.40	1.96	(0.60)	(0.01)	(0.61)
May 15, 2006 (g) through June 30, 2006	15.00	0.06		(0.12)	(0.06)	(0.06)	—	(0.06)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Represents only expenses of the Fund, not Underlying Funds.

(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Commencement of operations.

(h)	Commencement of offering of class of shares.

(i)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.67	(16.87)%	$5,569	0.43%	3.69%	0.61%	40%
14.67	(5.01)	4,806	0.43	3.37	0.62	31
16.22	12.85	2,622	0.43	3.15	0.56	27
14.88	(0.47)	25	0.43	4.60	0.80	2

11.66	(17.05)	160	0.93	3.02	1.11	40
14.65	(5.49)	194	0.93	3.67	1.15	31
16.21	12.28	32	0.93	2.63	1.08	27
14.88	(0.53)	25	0.93	3.99	1.25	2

11.67	0.66	50	0.68	4.75	0.87	40

11.67	(16.72)	30,136	0.18	3.78	0.36	40
14.66	(4.81)	32,554	0.18	3.81	0.39	31
16.22	13.12	10,400	0.18	3.31	0.31	27
14.88	(0.44)	100	0.18	4.72	0.51	2

11.68	(16.64)	53,504	0.03	3.94	0.21	40
14.67	(4.68)	68,515	0.03	3.79	0.21	31
16.23	13.32	58,382	0.03	3.66	0.18	27
14.88	(0.42)	6,774	0.03	19.30	0.36	2

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   65

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement 2015 Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$14.67	$0.22	(i)	$(3.22)	$(3.00)	$(0.22)	$(0.33)	$(0.55)
Year Ended June 30, 2008	16.56	0.46	(i)	(1.53)	(1.07)	(0.67)	(0.15)	(0.82)
Year Ended June 30, 2007	14.83	0.41	(i)	1.83	2.24	(0.50)	(0.01)	(0.51)
May 15, 2006 (g) through June 30, 2006	15.00	0.07		(0.19)	(0.12)	(0.05)	—	(0.05)

Class C
Six Months Ended December 31, 2008 (Unaudited)	14.65	0.22	(i)	(3.25)	(3.03)	(0.20)	(0.33)	(0.53)
Year Ended June 30, 2008	16.57	0.42	(i)	(1.58)	(1.16)	(0.61)	(0.15)	(0.76)
Year Ended June 30, 2007	14.83	0.31	(i)	1.85	2.16	(0.41)	(0.01)	(0.42)
May 15, 2006 (g) through June 30, 2006	15.00	0.06		(0.19)	(0.13)	(0.04)	—	(0.04)

Class R2
November 3, 2008 (h) through December 31, 2008 (Unaudited)	11.65	0.09	(i)	(0.11)	(0.02)	(0.18)	(0.33)	(0.51)

Select Class
Six Months Ended December 31, 2008 (Unaudited)	14.67	0.23	(i)	(3.22)	(2.99)	(0.23)	(0.33)	(0.56)
Year Ended June 30, 2008	16.57	0.51	(i)	(1.55)	(1.04)	(0.71)	(0.15)	(0.86)
Year Ended June 30, 2007	14.83	0.46	(i)	1.83	2.29	(0.54)	(0.01)	(0.55)
May 15, 2006 (g) through June 30, 2006	15.00	0.08		(0.20)	(0.12)	(0.05)	—	(0.05)

Institutional Class
Six Months Ended December 31, 2008 (Unaudited)	14.68	0.24	(i)	(3.22)	(2.98)	(0.24)	(0.33)	(0.57)
Year Ended June 30, 2008	16.57	0.53	(i)	(1.54)	(1.01)	(0.73)	(0.15)	(0.88)
Year Ended June 30, 2007	14.83	0.49	(i)	1.82	2.31	(0.56)	(0.01)	(0.57)
May 15, 2006 (g) through June 30, 2006	15.00	0.05		(0.17)	(0.12)	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Represents only expenses of the Fund, not Underlying Funds.

(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Commencement of operations.

(h)	Commencement of offering of class of shares.

(i)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 11.12	(20.47)%	$7,161	0.43%	3.47%	0.60%	29%
14.67	(6.74)	6,816	0.43	2.92	0.65	26
16.56	15.24	3,713	0.43	2.47	0.53	25
14.83	(0.82)	26	0.43	3.88	0.78	2

11.09	(20.67)	270	0.93	3.60	1.10	29
14.65	(7.27)	93	0.93	2.68	1.14	26
16.57	14.70	15	0.93	1.98	1.05	25
14.83	(0.88)	25	0.93	3.38	1.26	2

11.12	(0.13)	50	0.68	5.33	0.86	29

11.12	(20.38)	31,064	0.18	3.68	0.35	29
14.67	(6.56)	25,510	0.18	3.26	0.41	26
16.57	15.60	11,517	0.18	2.77	0.28	25
14.83	(0.79)	99	0.18	4.13	0.51	2

11.13	(20.31)	105,623	0.03	3.71	0.20	29
14.68	(6.37)	131,615	0.03	3.32	0.24	26
16.57	15.73	105,922	0.03	3.04	0.14	25
14.83	(0.77)	10,508	0.03	19.03	0.36	2

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   67

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement 2020 Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$14.68	$0.20	(i)	$(3.59)	$(3.39)	$(0.22)	$(0.38)	$(0.60)
Year Ended June 30, 2008	16.86	0.42	(i)	(1.76)	(1.34)	(0.65)	(0.19)	(0.84)
Year Ended June 30, 2007	14.78	0.37	(i)	2.17	2.54	(0.45)	(0.01)	(0.46)
May 15, 2006 (g) through June 30, 2006	15.00	0.06		(0.23)	(0.17)	(0.05)	—	(0.05)

Class C
Six Months Ended December 31, 2008 (Unaudited)	14.69	0.17	(i)	(3.59)	(3.42)	(0.20)	(0.38)	(0.58)
Year Ended June 30, 2008	16.87	0.32	(i)	(1.74)	(1.42)	(0.57)	(0.19)	(0.76)
Year Ended June 30, 2007	14.79	0.22	(i)	2.24	2.46	(0.37)	(0.01)	(0.38)
May 15, 2006 (g) through June 30, 2006	15.00	0.05		(0.22)	(0.17)	(0.04)	—	(0.04)

Class R2
November 3, 2008 (h) through December 31, 2008 (Unaudited)	11.40	0.10	(i)	(0.24)	(0.14)	(0.19)	(0.38)	(0.57)

Select Class
Six Months Ended December 31, 2008 (Unaudited)	14.70	0.21	(i)	(3.58)	(3.37)	(0.24)	(0.38)	(0.62)
Year Ended June 30, 2008	16.88	0.45	(i)	(1.76)	(1.31)	(0.68)	(0.19)	(0.87)
Year Ended June 30, 2007	14.79	0.37	(i)	2.22	2.59	(0.49)	(0.01)	(0.50)
May 15, 2006 (g) through June 30, 2006	15.00	0.07		(0.23)	(0.16)	(0.05)	—	(0.05)

Institutional Class
Six Months Ended December 31, 2008 (Unaudited)	14.70	0.22	(i)	(3.58)	(3.36)	(0.25)	(0.38)	(0.63)
Year Ended June 30, 2008	16.88	0.46	(i)	(1.75)	(1.29)	(0.70)	(0.19)	(0.89)
Year Ended June 30, 2007	14.79	0.39	(i)	2.22	2.61	(0.51)	(0.01)	(0.52)
May 15, 2006 (g) through June 30, 2006	15.00	0.05		(0.21)	(0.16)	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Represents only expenses of the Fund, not Underlying Funds.

(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Commencement of operations.

(h)	Commencement of offering of class of shares.

(i)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.69	(23.03)%	$11,117	0.43%	3.21%	0.60%	25%
14.68	(8.29)	10,863	0.43	2.65	0.68	27
16.86	17.38	2,049	0.43	2.21	0.52	36
14.78	(1.15)	54	0.43	5.17	0.77	6

10.69	(23.22)	763	0.93	2.81	1.10	25
14.69	(8.73)	435	0.93	2.03	1.15	27
16.87	16.76	169	0.93	1.37	1.02	36
14.79	(1.15)	33	0.93	3.42	1.27	6

10.69	(1.11)	49	0.68	5.83	0.87	25

10.71	(22.91)	59,054	0.18	3.39	0.35	25
14.70	(8.07)	61,177	0.18	2.83	0.43	27
16.88	17.68	20,483	0.18	2.22	0.27	36
14.79	(1.08)	99	0.18	3.55	0.51	6

10.71	(22.85)	157,632	0.03	3.46	0.20	25
14.70	(7.95)	200,510	0.03	2.85	0.24	27
16.88	17.81	158,680	0.03	2.40	0.13	36
14.79	(1.06)	32,377	0.03	18.67	0.36	6

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   69

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement 2025 Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$13.51	$0.18	(i)	$(3.55)	$(3.37)	$(0.17)	$(0.05)	$(0.22)
July 31, 2007 (g) through June 30, 2008	15.00	0.40	(i)	(1.33)	(0.93)	(0.56)	—	(0.56)

Class C
Six Months Ended December 31, 2008 (Unaudited)	13.50	0.14	(i)	(3.53)	(3.39)	(0.14)	(0.05)	(0.19)
July 31, 2007 (g) through June 30, 2008	15.00	0.31	(i)	(1.31)	(1.00)	(0.50)	—	(0.50)

Class R2
November 3, 2008 (h) through December 31, 2008 (Unaudited)	10.30	0.09	(i)	(0.28)	(0.19)	(0.14)	(0.05)	(0.19)

Select Class
Six Months Ended December 31, 2008 (Unaudited)	13.52	0.21	(i)	(3.57)	(3.36)	(0.18)	(0.05)	(0.23)
July 31, 2007 (g) through June 30, 2008	15.00	0.37	(i)	(1.27)	(0.90)	(0.58)	—	(0.58)

Institutional Class
Six Months Ended December 31, 2008 (Unaudited)	13.52	0.19	(i)	(3.54)	(3.35)	(0.19)	(0.05)	(0.24)
July 31, 2007 (g) through June 30, 2008	15.00	0.44	(i)	(1.32)	(0.88)	(0.60)	—	(0.60)

SmartRetirement 2030 Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	14.79	0.13		(4.15)	(4.02)	(0.17)	(0.48)	(0.65)
Year Ended June 30, 2008	17.32	0.29	(i)	(2.00)	(1.71)	(0.59)	(0.23)	(0.82)
Year Ended June 30, 2007	14.75	0.20	(i)	2.77	2.97	(0.40)	— (j)	(0.40)
May 15, 2006 (g) through June 30, 2006	15.00	0.05		(0.26)	(0.21)	(0.04)	—	(0.04)

Class C
Six Months Ended December 31, 2008 (Unaudited)	14.76	0.10		(4.13)	(4.03)	(0.16)	(0.48)	(0.64)
Year Ended June 30, 2008	17.31	0.22	(i)	(2.01)	(1.79)	(0.53)	(0.23)	(0.76)
Year Ended June 30, 2007	14.75	0.13	(i)	2.76	2.89	(0.33)	— (j)	(0.33)
May 15, 2006 (g) through June 30, 2006	15.00	0.04		(0.26)	(0.22)	(0.03)	—	(0.03)

Class R2
November 3, 2008 (h) through December 31, 2008 (Unaudited)	11.05	0.10		(0.38)	(0.28)	(0.17)	(0.48)	(0.65)

Select Class
Six Months Ended December 31, 2008 (Unaudited)	14.79	0.13		(4.13)	(4.00)	(0.18)	(0.48)	(0.66)
Year Ended June 30, 2008	17.32	0.35	(i)	(2.01)	(1.66)	(0.64)	(0.23)	(0.87)
Year Ended June 30, 2007	14.75	0.26	(i)	2.75	3.01	(0.44)	— (j)	(0.44)
May 15, 2006 (g) through June 30, 2006	15.00	0.05		(0.26)	(0.21)	(0.04)	—	(0.04)

Institutional Class
Six Months Ended December 31, 2008 (Unaudited)	14.80	0.18		(4.18)	(4.00)	(0.18)	(0.48)	(0.66)
Year Ended June 30, 2008	17.33	0.36	(i)	(2.00)	(1.64)	(0.66)	(0.23)	(0.89)
Year Ended June 30, 2007	14.76	0.29	(i)	2.74	3.03	(0.46)	— (j)	(0.46)
May 15, 2006 (g) through June 30, 2006	15.00	0.05		(0.24)	(0.19)	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Represents only expenses of the Fund, not Underlying Funds.

(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Commencement of operations.

(h)	Commencement of offering of class of shares.

(i)	Calculated based upon average shares outstanding.

(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 9.92	(24.94)%	$3,007	0.44%	3.22%	0.60%	26%
13.51	(6.48)	1,983	0.44	3.06	0.53	33

9.92	(25.08)	278	0.94	2.43	1.10	26
13.50	(6.94)	264	0.94	2.32	1.53	33

9.92	(1.75)	49	0.69	6.08	0.84	26

9.93	(24.84)	15,267	0.19	3.91	0.35	26
13.52	(6.25)	2,206	0.19	2.79	0.55	33

9.93	(24.79)	14,179	0.04	3.30	0.20	26
13.52	(6.14)	13,687	0.04	3.30	0.50	33

10.12	(27.07)	8,006	0.44	2.69	0.61	23
14.79	(10.27)	8,449	0.44	1.82	0.68	33
17.32	20.38	2,930	0.44	1.18	0.53	27
14.75	(1.40)	27	0.44	2.76	0.71	6

10.09	(27.21)	442	0.94	2.45	1.11	23
14.76	(10.78)	257	0.94	1.38	1.19	33
17.31	19.73	80	0.94	0.81	1.03	27
14.75	(1.47)	25	0.94	2.20	1.29	6

10.12	(2.39)	49	0.69	6.37	0.88	23

10.13	(26.96)	46,611	0.19	3.07	0.36	23
14.79	(10.03)	38,908	0.19	2.20	0.45	33
17.32	20.64	11,358	0.19	1.53	0.28	27
14.75	(1.37)	99	0.19	2.93	0.51	6

10.14	(26.92)	131,122	0.04	2.93	0.21	23
14.80	(9.91)	170,167	0.04	2.23	0.26	33
17.33	20.77	133,109	0.04	1.77	0.13	27
14.76	(1.29)	39,010	0.04	17.91	0.36	6

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement 2035 Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$13.29	$0.16	(i)	$(3.82)	$(3.66)	$(0.13)	$(0.03)	$(0.16)
July 31, 2007 (g) through June 30, 2008	15.00	0.33	(i)	(1.48)	(1.15)	(0.56)	—	(0.56)

Class C
Six Months Ended December 31, 2008 (Unaudited)	13.29	0.17	(i)	(3.85)	(3.68)	(0.13)	(0.03)	(0.16)
July 31, 2007 (g) through June 30, 2008	15.00	0.29	(i)	(1.51)	(1.22)	(0.49)	—	(0.49)

Class R2
November 3, 2008 (h) through December 31, 2008 (Unaudited)	9.90	0.09	(i)	(0.36)	(0.27)	(0.13)	(0.03)	(0.16)

Select Class
Six Months Ended December 31, 2008 (Unaudited)	13.31	0.21	(i)	(3.86)	(3.65)	(0.14)	(0.03)	(0.17)
July 31, 2007 (g) through June 30, 2008	15.00	0.26	(i)	(1.37)	(1.11)	(0.58)	—	(0.58)

Institutional Class
Six Months Ended December 31, 2008 (Unaudited)	13.30	0.17	(i)	(3.80)	(3.63)	(0.15)	(0.03)	(0.18)
July 31, 2007 (g) through June 30, 2008	15.00	0.37	(i)	(1.48)	(1.11)	(0.59)	—	(0.59)

SmartRetirement 2040 Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	14.72	0.15	(i)	(4.25)	(4.10)	(0.16)	(0.52)	(0.68)
Year Ended June 30, 2008	17.32	0.31	(i)	(2.08)	(1.77)	(0.59)	(0.24)	(0.83)
Year Ended June 30, 2007	14.76	0.23	(i)	2.75	2.98	(0.42)	— (j)	(0.42)
May 15, 2006 (g) through June 30, 2006	15.00	0.05		(0.25)	(0.20)	(0.04)	—	(0.04)

Class C
Six Months Ended December 31, 2008 (Unaudited)	14.71	0.13	(i)	(4.26)	(4.13)	(0.15)	(0.52)	(0.67)
Year Ended June 30, 2008	17.33	0.26	(i)	(2.11)	(1.85)	(0.53)	(0.24)	(0.77)
Year Ended June 30, 2007	14.76	0.13	(i)	2.78	2.91	(0.34)	— (j)	(0.34)
May 15, 2006 (g) through June 30, 2006	15.00	0.04		(0.25)	(0.21)	(0.03)	—	(0.03)

Class R2
November 3, 2008 (h) through December 31, 2008 (Unaudited)	10.92	0.10	(i)	(0.41)	(0.31)	(0.16)	(0.52)	(0.68)

Select Class
Six Months Ended December 31, 2008 (Unaudited)	14.74	0.18	(i)	(4.29)	(4.11)	(0.16)	(0.52)	(0.68)
Year Ended June 30, 2008	17.34	0.34	(i)	(2.07)	(1.73)	(0.63)	(0.24)	(0.87)
Year Ended June 30, 2007	14.76	0.26	(i)	2.77	3.03	(0.45)	— (j)	(0.45)
May 15, 2006 (g) through June 30, 2006	15.00	0.05		(0.25)	(0.20)	(0.04)	—	(0.04)

Institutional Class
Six Months Ended December 31, 2008 (Unaudited)	14.74	0.18	(i)	(4.27)	(4.09)	(0.17)	(0.52)	(0.69)
Year Ended June 30, 2008	17.34	0.35	(i)	(2.06)	(1.71)	(0.65)	(0.24)	(0.89)
Year Ended June 30, 2007	14.76	0.28	(i)	2.77	3.05	(0.47)	— (j)	(0.47)
May 15, 2006 (g) through June 30, 2006	15.00	0.05		(0.24)	(0.19)	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Represents only expenses of the Fund, not Underlying Funds.

(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Commencement of operations.

(h)	Commencement of offering of class of shares.

(i)	Calculated based upon average shares outstanding.

(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 9.47	(27.48)%	$1,536	0.44%	2.79%	0.62%	24%
13.29	(8.01)	1,137	0.44	2.56	0.58	51

9.45	(27.63)	466	0.94	3.12	1.12	24
13.29	(8.43)	189	0.94	2.19	1.80	51

9.47	(2.66)	49	0.69	6.36	0.85	24

9.49	(27.38)	16,013	0.19	4.22	0.37	24
13.31	(7.74)	1,109	0.19	2.03	0.58	51

9.49	(27.28)	10,380	0.04	3.07	0.22	24
13.30	(7.70)	10,303	0.04	2.83	0.63	51

9.94	(27.72)	7,772	0.44	2.50	0.63	22
14.72	(10.65)	9,084	0.44	1.92	0.72	36
17.32	20.45	1,089	0.44	1.33	0.54	25
14.76	(1.34)	26	0.43	2.73	0.72	6

9.91	(27.94)	250	0.94	2.05	1.13	22
14.71	(11.12)	277	0.94	1.59	1.21	36
17.33	19.84	56	0.94	0.82	1.03	25
14.76	(1.40)	25	0.94	2.17	1.28	6

9.93	(2.66)	49	0.69	6.43	0.90	22

9.95	(27.71)	22,790	0.19	3.01	0.38	22
14.74	(10.41)	19,182	0.19	2.10	0.48	36
17.34	20.80	5,192	0.19	1.55	0.29	25
14.76	(1.31)	99	0.19	2.93	0.51	6

9.96	(27.61)	101,328	0.04	2.87	0.23	22
14.74	(10.30)	126,088	0.04	2.12	0.28	36
17.34	20.94	104,191	0.04	1.68	0.14	25
14.76	(1.29)	39,928	0.04	17.10	0.36	6

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement 2045 Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$13.36	$0.15	(i)	$(3.75)	$(3.60)	$(0.14)	$(0.04)	$(0.18)
July 31, 2007 (g) through June 30, 2008	15.00	0.30	(i)	(1.40)	(1.10)	(0.54)	—	(0.54)

Class C
Six Months Ended December 31, 2008 (Unaudited)	13.37	0.12	(i)	(3.74)	(3.62)	(0.12)	(0.04)	(0.16)
July 31, 2007 (g) through June 30, 2008	15.00	0.19	(i)	(1.36)	(1.17)	(0.46)	—	(0.46)

Class R2
November 3, 2008 (h) through December 31, 2008 (Unaudited)	10.01	0.09	(i)	(0.35)	(0.26)	(0.13)	(0.04)	(0.17)

Select Class
Six Months Ended December 31, 2008 (Unaudited)	13.37	0.21	(i)	(3.79)	(3.58)	(0.15)	(0.04)	(0.19)
July 31, 2007 (g) through June 30, 2008	15.00	0.26	(i)	(1.33)	(1.07)	(0.56)	—	(0.56)

Institutional Class
Six Months Ended December 31, 2008 (Unaudited)	13.37	0.18	(i)	(3.76)	(3.58)	(0.16)	(0.04)	(0.20)
July 31, 2007 (g) through June 30, 2008	15.00	0.37	(i)	(1.42)	(1.05)	(0.58)	—	(0.58)

SmartRetirement 2050 Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	13.48	0.18	(i)	(3.81)	(3.63)	(0.15)	(0.08)	(0.23)
July 31, 2007 (g) through June 30, 2008	15.00	(0.05	)(i)	(1.03)	(1.08)	(0.44)	—	(0.44)

Class C
Six Months Ended December 31, 2008 (Unaudited)	13.49	0.11	(i)	(3.78)	(3.67)	(0.13)	(0.08)	(0.21)
July 31, 2007 (g) through June 30, 2008	15.00	0.22	(i)	(1.36)	(1.14)	(0.37)	—	(0.37)

Class R2
November 3, 2008 (h) through December 31, 2008 (Unaudited)	10.08	0.09	(i)	(0.35)	(0.26)	(0.13)	(0.08)	(0.21)

Select Class
Six Months Ended December 31, 2008 (Unaudited)	13.49	0.19	(i)	(3.82)	(3.63)	(0.15)	(0.08)	(0.23)
July 31, 2007 (g) through June 30, 2008	15.00	0.32	(i)	(1.36)	(1.04)	(0.47)	—	(0.47)

Institutional Class
Six Months Ended December 31, 2008 (Unaudited)	13.49	0.20	(i)	(3.82)	(3.62)	(0.16)	(0.08)	(0.24)
July 31, 2007 (g) through June 30, 2008	15.00	0.41	(i)	(1.43)	(1.02)	(0.49)	—	(0.49)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Represents only expenses of the Fund, not Underlying Funds.

(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Commencement of operations.

(h)	Commencement of offering of class of shares.

(i)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 9.58	(26.96)%	$437	0.44%	2.62%	0.88%	29%
13.36	(7.60)	296	0.44	2.27	2.28	37

9.59	(27.07)	29	0.94	2.24	1.38	29
13.37	(8.04)	30	0.94	1.40	3.55	37

9.58	(2.61)	49	0.69	6.43	1.13	29

9.60	(26.78)	2,717	0.19	4.27	0.65	29
13.37	(7.40)	412	0.19	2.01	2.14	37

9.59	(26.81)	4,671	0.04	3.16	0.49	29
13.37	(7.28)	3,916	0.04	2.79	1.39	37

9.62	(26.98)	253	0.44	3.22	1.29	34
13.48	(7.41)	98	0.44	(0.41)	3.10	63

9.61	(27.24)	70	0.94	2.06	1.79	34
13.49	(7.81)	26	0.94	1.67	3.90	63

9.61	(2.62)	49	0.69	6.39	1.42	34

9.63	(26.92)	1,189	0.19	3.52	1.02	34
13.49	(7.15)	522	0.19	2.41	2.52	63

9.63	(26.87)	3,272	0.04	3.64	0.87	34
13.49	(7.05)	1,545	0.04	3.08	2.48	63

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   75

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
SmartRetirement Income Fund	Class A, Class C, Class R2, Select Class and Institutional Class
SmartRetirement 2010 Fund	Class A, Class C, Class R2, Select Class and Institutional Class
SmartRetirement 2015 Fund	Class A, Class C, Class R2, Select Class and Institutional Class
SmartRetirement 2020 Fund	Class A, Class C, Class R2, Select Class and Institutional Class
SmartRetirement 2025 Fund	Class A, Class C, Class R2, Select Class and Institutional Class
SmartRetirement 2030 Fund	Class A, Class C, Class R2, Select Class and Institutional Class
SmartRetirement 2035 Fund	Class A, Class C, Class R2, Select Class and Institutional Class
SmartRetirement 2040 Fund	Class A, Class C, Class R2, Select Class and Institutional Class
SmartRetirement 2045 Fund	Class A, Class C, Class R2, Select Class and Institutional Class
SmartRetirement 2050 Fund	Class A, Class C, Class R2, Select Class and Institutional Class

The SmartRetirement 2025, SmartRetirement 2035, SmartRetirement 2045 and SmartRetirement 2050 Funds commenced operations on July 31, 2007.

Class R2 commenced operations on November 3, 2008.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R2, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Investments in JPMorgan Funds (the “Underlying Funds”) are valued at the current day’s closing net asset value per share.

Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

During the period, the Funds adopted Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

76   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

The following is a summary of the inputs used as of December 31, 2008 in valuing the Funds’ assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
SmartRetirement Income Fund
Level 1 — Quoted prices	$92,376,177	$164,214	$(123,153)
Level 2 — Other significant observable inputs	1,251,465	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$93,627,642	$164,214	$(123,153)
SmartRetirement 2010 Fund
Level 1 — Quoted prices	$88,844,258	$254,157	$(255,815)
Level 2 — Other significant observable inputs	1,296,518	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$90,140,776	$254,157	$(255,815)
SmartRetirement 2015 Fund
Level 1 — Quoted prices	$141,904,488	$510,171	$(370,502)
Level 2 — Other significant observable inputs	1,857,174	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$143,761,662	$510,171	$(370,502)
SmartRetirement 2020 Fund
Level 1 — Quoted prices	$224,120,816	$1,320,462	$(738,603)
Level 2 — Other significant observable inputs	4,004,688	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$228,125,504	$1,320,462	$(738,603)
SmartRetirement 2025 Fund
Level 1 — Quoted prices	$32,025,922	$182,867	$(92,911)
Level 2 — Other significant observable inputs	610,733	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$32,636,655	$182,867	$(92,911)
SmartRetirement 2030 Fund
Level 1 — Quoted prices	$182,489,773	$1,299,340	$(743,237)
Level 2 — Other significant observable inputs	3,549,155	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$186,038,928	$1,299,340	$(743,237)
SmartRetirement 2035 Fund
Level 1 — Quoted prices	$27,784,634	$174,201	$(80,511)
Level 2 — Other significant observable inputs	560,666	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$28,345,300	$174,201	$(80,511)
SmartRetirement 2040 Fund
Level 1 — Quoted prices	$127,995,643	$1,013,477	$(517,486)
Level 2 — Other significant observable inputs	2,783,258	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$130,778,901	$1,013,477	$(517,486)
SmartRetirement 2045 Fund
Level 1 — Quoted prices	$7,795,478	$25,278	$(8,624)
Level 2 — Other significant observable inputs	120,153	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$7,915,631	$25,278	$(8,624)

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   77

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
SmartRetirement 2050 Fund
Level 1 — Quoted prices	$4,757,447	$10,147	$—
Level 2 — Other significant observable inputs	40,049	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$4,797,496	$10,147	$—

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Futures Contracts — The Funds may enter into futures contracts as substitutes for securities in which the Funds can invest. The Funds may also use such futures to hedge various investments for risk management and to increase income or gain. These contracts provide the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds periodically, depending on the fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2008, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

C.  Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

D.  Transactions with Affiliates — The Funds invest in Underlying Funds advised by J.P. Morgan Investment Management, Inc., JPMorgan Investment Advisors Inc. or their affiliates pursuant to Section 12(d)(1)(G) under the 1940 Act.

	For the six months ended December 31, 2008
Affiliate	Value at June 30, 2008	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2008	Value at December 31, 2008
SmartRetirement Income Fund
JPMorgan Bond Fund, Institutional Class Shares	$19,983,007	$305,036	$17,972,156	$(4,477,334)	$305,035	—	$—
JPMorgan Core Bond Fund, Class R5 Shares	31,771,387	15,786,137	15,000,000	(186,561)	1,008,137	3,078,675	32,880,246
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	3,457,502	907,260	—	—	103,260	568,419	3,211,569
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	90,074	1,341,739	—	—	11,740	110,956	1,396,937
JPMorgan High Yield Bond Fund, Class R5 Shares	4,449,030	3,801,762	—	—	214,362	1,256,518	7,137,023
JPMorgan International Equity Fund, Class R5 Shares	4,142,817	2,924,472	1,708,972	1,297,078	—	376,873	3,783,809
JPMorgan International Opportunities Fund, Institutional Class Shares	4,157,919	1,483,321	263,000	(62,108)	88,821	377,988	3,749,644
JPMorgan International Realty Fund, Class R5 Shares	498,405	1,097,837	266,000	(295,368)	5,837	120,205	897,935
JPMorgan Intrepid America Fund, Class R5 Shares	7,443,754	1,880,335	287,205	137,432	71,930	412,564	6,563,895

78   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

	For the six months ended December 31, 2008
Affiliate	Value at June 30, 2008	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2008	Value at December 31, 2008
SmartRetirement Income Fund (continued)
JPMorgan Prime Money Market Fund, Institutional Class Shares	$4,267,609	$20,932,838	$16,005,369	$—	$64,548	9,195,078	$9,195,078
JPMorgan Real Return Fund, Institutional Class Shares	—	9,125,355	—	—	15,354	1,025,344	9,002,523
JPMorgan Realty Income Fund, Class R5 Shares	—	1,011,000	—	—	—	181,144	1,072,373
JPMorgan Small Cap Equity Fund, Class R5 Shares	2,170,433	475,038	683,000	(248,331)	8,037	58,013	1,322,116
JPMorgan Small Cap Growth Fund, Institutional Class Shares	1,069,238	—	685,819	(464,010)	—	—	—
JPMorgan Small Cap Value Fund, Class R5 Shares	494,128	315,590	128,479	(12,310)	1,577	37,951	471,349
JPMorgan U.S. Equity Fund, Class R5 Shares	12,428,787	1,194,543	570,994	(64,782)	47,550	1,415,366	9,808,489
JPMorgan U.S. Real Estate Fund, Class R5 Shares	2,454,702	1,316,627	800,000	(748,661)	20,627	185,719	1,883,191
Total	$98,878,792			$(5,124,955)	$1,966,815		$92,376,177
SmartRetirement 2010 Fund
JPMorgan Bond Fund, Institutional Class Shares	$17,650,468	$274,197	$15,803,167	$(4,011,114)	$274,196	—	$—
JPMorgan Core Bond Fund, Class R5 Shares	30,310,714	13,543,442	11,280,000	(213,867)	941,443	3,067,049	32,756,082
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	3,509,723	623,376	—	—	102,376	524,141	2,961,395
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	124,889	1,977,638	185,000	(36,119)	26,638	136,426	1,717,606
JPMorgan High Yield Bond Fund, Class R5 Shares	4,631,169	2,998,748	—	—	212,948	1,136,850	6,457,310
JPMorgan International Equity Fund, Class R5 Shares	5,724,546	3,955,226	3,193,226	767,708	—	424,420	4,261,177
JPMorgan International Opportunities Fund, Institutional Class Shares	5,842,323	1,844,709	1,195,000	(613,538)	115,709	423,372	4,199,851
JPMorgan International Realty Fund, Class R5 Shares	942,617	954,006	278,000	(244,944)	6,007	149,578	1,117,345
JPMorgan Intrepid America Fund, Class R5 Shares	11,275,823	1,986,926	1,407,172	(472,299)	116,754	488,836	7,777,384
JPMorgan Prime Money Market Fund, Institutional Class Shares	2,887,900	19,878,119	18,797,359	—	29,337	3,968,660	3,968,660
JPMorgan Real Return Fund, Institutional Class Shares	—	6,776,402	—	—	11,402	761,411	6,685,188
JPMorgan Realty Income Fund, Class R5 Shares	31,012	1,392,710	—	—	8,710	234,666	1,389,223
JPMorgan Small Cap Equity Fund, Class R5 Shares	2,140,496	594,358	530,000	(200,077)	8,357	68,451	1,559,999
JPMorgan Small Cap Growth Fund, Institutional Class Shares	1,685,810	—	634,999	(436,633)	—	78,229	492,842
JPMorgan Small Cap Value Fund, Class R5 Shares	864,706	51,433	184,502	(96,536)	1,931	40,547	503,591
JPMorgan Strategic Small Cap Value Fund, Class R5 Shares	411,526	60,768	318,620	(225,418)	2,929	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	13,774,782	2,160,635	1,566,431	(414,192)	50,205	1,579,765	10,947,774
JPMorgan U.S. Real Estate Fund, Class R5 Shares	3,460,073	1,195,438	1,200,000	(1,126,358)	28,438	202,054	2,048,831
Total	$105,268,577			$(7,323,387)	$1,937,380		$88,844,258
SmartRetirement 2015 Fund
JPMorgan Bond Fund, Institutional Class Shares	$23,035,529	$357,567	$20,632,824	$(5,222,458)	$357,567	—	$—
JPMorgan Core Bond Fund, Class R5 Shares	35,256,416	20,983,975	11,443,000	(256,194)	1,185,974	4,208,449	44,946,238
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	4,693,424	1,304,885	362,000	(175,061)	137,885	704,626	3,981,137
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	1,881,323	3,441,574	299,000	(104,345)	75,575	306,687	3,861,192
JPMorgan High Yield Bond Fund, Class R5 Shares	6,778,677	4,095,884	465,000	(125,579)	305,883	1,523,509	8,653,529
JPMorgan International Equity Fund, Class R5 Shares	11,082,398	7,245,093	4,726,093	2,998,339	—	908,627	9,122,615
JPMorgan International Opportunities Fund, Institutional Class Shares	11,122,842	3,171,953	570,000	(369,716)	246,952	916,973	9,096,369
JPMorgan International Realty Fund, Class R5 Shares	1,800,251	1,754,262	435,000	(363,241)	15,261	275,990	2,061,646
JPMorgan Intrepid America Fund, Class R5 Shares	19,974,062	3,823,340	579,882	579,882	213,460	1,013,462	16,124,187
JPMorgan Intrepid Growth Fund, Class R5 Shares	2,812,212	2,369,128	560,000	(288,570)	48,128	208,001	3,074,251
JPMorgan Large Cap Value Fund, Class R5 Shares	1,164,916	11,229	600,000	(426,088)	11,229	28,631	217,308
JPMorgan Prime Money Market Fund, Institutional Class Shares	3,500,170	23,870,963	24,168,741	—	43,506	3,202,392	3,202,392
JPMorgan Real Return Fund, Institutional Class Shares	—	3,405,731	—	—	5,730	382,675	3,359,888
JPMorgan Realty Income Fund, Class R5 Shares	2,107,766	1,965,784	100,000	(92,599)	55,784	529,638	3,135,454
JPMorgan Small Cap Equity Fund, Class R5 Shares	4,162,152	312,619	—	—	12,620	154,539	3,521,940
JPMorgan Small Cap Growth Fund, Institutional Class Shares	2,739,399	—	—	—	—	292,358	1,841,858
JPMorgan Small Cap Value Fund, Class R5 Shares	1,747,952	399,968	100,064	100,064	3,904	130,545	1,621,367
JPMorgan Strategic Small Cap Value Fund, Class R5 Shares	994,327	5,823	670,472	(470,870)	6,164	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	17,409,637	4,784,098	100,826	100,826	68,271	2,512,959	17,414,803
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	4,514,458	42,764	600,000	(262,968)	42,764	203,377	2,731,352
JPMorgan U.S. Real Estate Fund, Class R5 Shares	5,673,011	2,130,625	1,550,000	(1,677,305)	46,626	388,261	3,936,962
Total	$162,450,922			$(6,055,883)	$2,883,283		$141,904,488

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   79

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

	For the six months ended December 31, 2008
Affiliate	Value at June 30, 2008	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2008	Value at December 31, 2008
SmartRetirement 2020 Fund
JPMorgan Bond Fund, Institutional Class Shares	$30,727,018	$467,156	$27,620,504	$(6,661,507)	$467,156	—	$—
JPMorgan Core Bond Fund, Class R5 Shares	46,826,214	22,247,483	6,142,000	(331,471)	1,515,484	5,903,672	63,051,219
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	5,519,031	1,224,643	778,000	(414,703)	156,643	721,866	4,078,543
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	3,655,674	5,910,744	447,000	(222,650)	164,744	518,512	6,528,062
JPMorgan High Yield Bond Fund, Class R5 Shares	10,020,528	5,728,331	800,000	(212,209)	435,531	2,196,546	12,476,383
JPMorgan International Equity Fund, Class R5 Shares	19,807,506	13,711,391	8,980,392	5,047,241	—	1,652,657	16,592,679
JPMorgan International Opportunities Fund, Institutional Class Shares	20,127,342	6,124,338	1,694,000	(1,286,436)	446,337	1,650,524	16,373,195
JPMorgan International Realty Fund, Class R5 Shares	5,727,927	4,402,827	2,290,000	(1,933,622)	41,827	665,591	4,971,967
JPMorgan Intrepid America Fund, Class R5 Shares	33,553,085	6,112,373	1,815,373	571,745	348,001	1,638,030	26,061,053
JPMorgan Intrepid Growth Fund, Class R5 Shares	15,305,081	3,171,047	—	—	166,047	852,741	12,603,511
JPMorgan Large Cap Value Fund, Class R5 Shares	8,044,444	980,872	400,000	(249,296)	80,872	847,378	6,431,601
JPMorgan Prime Money Market Fund, Institutional Class Shares	4,247,715	46,739,635	44,141,030	—	70,209	6,846,320	6,846,320
JPMorgan Realty Income Fund, Class R5 Shares	3,397,177	2,138,679	100,000	(105,409)	101,679	643,638	3,810,339
JPMorgan Small Cap Equity Fund, Class R5 Shares	6,670,242	720,224	452,000	(149,129)	20,224	238,026	5,424,617
JPMorgan Small Cap Growth Fund, Institutional Class Shares	4,742,021	—	1,000,000	(619,338)	—	339,696	2,140,086
JPMorgan Small Cap Value Fund, Class R5 Shares	1,788,163	806,359	102,366	102,366	3,993	167,467	2,079,938
JPMorgan Strategic Small Cap Value Fund, Class R5 Shares	1,936,740	11,343	1,305,940	(968,771)	12,006	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	22,867,158	2,303,704	1,850,293	(596,032)	83,411	2,539,733	17,600,351
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	14,369,139	1,490,031	1,640,000	(812,437)	144,030	762,442	10,239,601
JPMorgan U.S. Real Estate Fund, Class R5 Shares	9,456,138	2,877,719	1,800,000	(2,179,571)	77,719	671,731	6,811,351
Total	$268,788,343			$(11,021,229)	$4,335,913		$224,120,816
SmartRetirement 2025 Fund
JPMorgan Bond Fund, Institutional Class Shares	$1,571,473	$21,077	$1,434,153	$(238,749)	$21,077	—	$—
JPMorgan Core Bond Fund, Class R5 Shares	2,010,649	5,355,494	1,048,000	(38,952)	123,494	597,285	6,379,003
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	163,199	303,143	112,000	(50,794)	6,142	43,947	248,300
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	229,611	1,137,210	54,000	(54,793)	26,210	78,316	985,999
JPMorgan High Yield Bond Fund, Class R5 Shares	537,331	1,463,460	167,000	(47,884)	41,060	281,100	1,596,646
JPMorgan International Equity Fund, Class R5 Shares	1,570,188	3,372,048	1,272,848	936,329	—	272,214	2,733,025
JPMorgan International Opportunities Fund, Institutional Class Shares	1,575,507	2,374,079	184,000	(132,120)	66,779	278,378	2,761,510
JPMorgan International Realty Fund, Class R5 Shares	513,178	1,218,090	735,000	(479,640)	7,089	73,118	546,190
JPMorgan Intrepid America Fund, Class R5 Shares	2,290,857	3,656,327	328,157	12,050	54,170	261,503	4,160,508
JPMorgan Intrepid Growth Fund, Class R5 Shares	819,754	2,567,878	—	—	31,878	168,265	2,486,952
JPMorgan Large Cap Value Fund, Class R5 Shares	1,175,272	196,165	164,000	(31,420)	10,665	119,304	905,519
JPMorgan Prime Money Market Fund, Institutional Class Shares	696,656	11,404,695	11,111,138	—	8,499	990,213	990,213
JPMorgan Realty Income Fund, Class R5 Shares	211,817	807,116	—	—	14,116	127,840	756,810
JPMorgan Small Cap Equity Fund, Class R5 Shares	458,366	764,090	41,000	(24,840)	3,390	40,632	926,002
JPMorgan Small Cap Growth Fund, Institutional Class Shares	425,367	287,000	10,000	(11,943)	—	76,865	484,252
JPMorgan Small Cap Value Fund, Class R5 Shares	77,826	558,039	68,552	(22,499)	488	39,876	495,257
JPMorgan Strategic Small Cap Value Fund, Class R5 Shares	77,618	266,491	231,767	(127,460)	1,579	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	1,439,647	1,465,546	126,901	(70,570)	5,646	315,309	2,185,092
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	1,342,644	1,781,873	208,000	(124,337)	30,573	167,103	2,244,191
JPMorgan U.S. Real Estate Fund, Class R5 Shares	590,686	1,031,114	—	—	6,113	112,471	1,140,453
Total	$17,777,646			$(507,622)	$458,968		$32,025,922
SmartRetirement 2030 Fund
JPMorgan Bond Fund, Institutional Class Shares	$10,985,095	$169,930	$9,840,247	$(2,325,237)	$169,930	—	$—
JPMorgan Core Bond Fund, Class R5 Shares	22,089,668	8,783,217	7,096,000	(289,803)	653,217	2,227,321	23,787,783
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	2,975,154	67,936	1,747,000	(713,355)	67,936	97,537	551,087
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	3,878,862	6,277,578	678,000	(327,424)	176,578	533,717	6,719,493
JPMorgan High Yield Bond Fund, Class R5 Shares	5,912,597	4,303,905	620,000	(162,504)	262,605	1,434,381	8,147,287
JPMorgan International Equity Fund, Class R5 Shares	20,743,200	14,540,796	9,120,796	5,843,215	—	1,767,717	17,747,882
JPMorgan International Opportunities Fund, Institutional Class Shares	20,925,254	6,457,415	950,000	(672,276)	487,415	1,782,287	17,680,290
JPMorgan International Realty Fund, Class R5 Shares	5,764,727	4,188,706	2,804,000	(2,827,432)	43,708	536,625	4,008,585
JPMorgan Intrepid America Fund, Class R5 Shares	30,608,671	8,068,135	2,050,876	94,564	324,258	1,598,451	25,431,361
JPMorgan Intrepid Growth Fund, Class R5 Shares	14,398,066	7,744,607	583,000	(362,944)	192,607	989,138	14,619,454

80   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

	For the six months ended December 31, 2008
Affiliate	Value at June 30, 2008	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2008	Value at December 31, 2008
SmartRetirement 2030 Fund (continued)
JPMorgan Large Cap Value Fund, Class R5 Shares	$10,616,925	$102,339	$—	$—	$102,338	1,021,486	$7,753,080
JPMorgan Prime Money Market Fund, Institutional Class Shares	3,477,298	39,526,705	35,608,783	—	61,332	7,395,220	7,395,220
JPMorgan Realty Income Fund, Class R5 Shares	4,861,268	1,002,495	—	—	107,494	643,890	3,811,831
JPMorgan Small Cap Equity Fund, Class R5 Shares	4,235,736	1,812,843	—	—	12,843	226,792	5,168,583
JPMorgan Small Cap Growth Fund, Institutional Class Shares	5,282,442	—	—	—	—	563,761	3,551,695
JPMorgan Small Cap Value Fund, Class R5 Shares	2,544,076	2,121,505	515,824	(93,027)	5,681	292,641	3,634,596
JPMorgan Strategic Small Cap Value Fund, Class R5 Shares	2,122,179	12,429	1,430,981	(1,013,068)	13,155	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	16,246,114	1,750,367	4,465,321	(1,720,006)	48,047	1,445,256	10,015,624
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	19,339,242	3,930,500	1,560,000	(640,850)	235,500	1,174,217	15,769,739
JPMorgan U.S. Real Estate Fund, Class R5 Shares	6,359,800	3,385,902	366,000	(266,972)	55,903	660,373	6,696,183
Total	$213,366,374			$(5,477,119)	$3,020,547		$182,489,773
SmartRetirement 2035 Fund
JPMorgan Bond Fund, Institutional Class Shares	$680,348	$136,067	$750,323	$(96,936)	$8,067	—	$—
JPMorgan Core Bond Fund, Class R5 Shares	888,945	2,623,875	592,000	(10,587)	58,177	276,115	2,948,913
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	70,921	86,020	81,000	(33,524)	2,019	6,824	38,556
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	252,187	1,267,784	55,000	(37,648)	27,184	89,722	1,129,597
JPMorgan High Yield Bond Fund, Class R5 Shares	310,392	1,063,769	80,000	(22,412)	26,469	201,688	1,145,586
JPMorgan International Equity Fund, Class R5 Shares	1,308,119	3,694,204	1,312,604	1,053,294	—	281,041	2,821,654
JPMorgan International Opportunities Fund, Institutional Class Shares	1,312,518	2,640,000	142,600	(87,240)	73,000	289,709	2,873,913
JPMorgan International Realty Fund, Class R5 Shares	490,849	868,134	256,000	(208,432)	6,133	98,203	733,573
JPMorgan Intrepid America Fund, Class R5 Shares	1,635,691	4,098,092	204,559	94,135	49,532	269,290	4,284,409
JPMorgan Intrepid Growth Fund, Class R5 Shares	960,253	1,821,637	20,000	(4,234)	26,637	136,794	2,021,820
JPMorgan Large Cap Value Fund, Class R5 Shares	1,137,151	579,143	522,000	(96,767)	9,144	121,027	918,596
JPMorgan Prime Money Market Fund, Institutional Class Shares	269,063	10,933,218	10,330,948	—	7,542	871,333	871,333
JPMorgan Realty Income Fund, Class R5 Shares	162,753	687,216	—	—	14,216	98,095	580,721
JPMorgan Small Cap Equity Fund, Class R5 Shares	297,389	670,033	—	—	3,034	33,800	770,302
JPMorgan Small Cap Growth Fund, Institutional Class Shares	350,796	513,800	—	—	—	101,156	637,285
JPMorgan Small Cap Value Fund, Class R5 Shares	138,013	602,691	22,382	22,382	308	51,727	642,445
JPMorgan Strategic Small Cap Value Fund, Class R5 Shares	71,421	321,393	275,559	(131,580)	2,533	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	596,580	1,267,000	29,641	7,397	2,358	213,561	1,479,978
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	1,020,370	2,674,822	100,000	(41,017)	39,322	213,422	2,866,252
JPMorgan U.S. Real Estate Fund, Class R5 Shares	359,380	1,071,402	—	—	4,402	100,562	1,019,701
Total	$12,313,139			$406,831	$360,077		$27,784,634
SmartRetirement 2040 Fund
JPMorgan Bond Fund, Institutional Class Shares	$6,960,508	$1,113,428	$7,227,202	$(1,431,425)	$113,429	—	$—
JPMorgan Core Bond Fund, Class R5 Shares	12,597,390	3,720,719	3,235,000	(107,298)	363,719	1,225,940	13,093,037
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	1,780,362	37,603	1,359,000	(556,571)	37,604	1,060	5,986
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	3,125,391	4,365,241	270,000	(140,829)	129,243	406,775	5,121,294
JPMorgan High Yield Bond Fund, Class R5 Shares	3,888,882	2,856,448	507,000	(123,666)	171,148	937,552	5,325,297
JPMorgan International Equity Fund, Class R5 Shares	15,288,006	11,063,732	6,975,732	4,555,763	—	1,331,164	13,364,887
JPMorgan International Opportunities Fund, Institutional Class Shares	15,340,992	5,404,223	1,152,000	(696,093)	358,223	1,343,514	13,327,659
JPMorgan International Realty Fund, Class R5 Shares	4,498,767	2,773,391	1,808,000	(1,579,201)	29,390	422,096	3,153,054
JPMorgan Intrepid America Fund, Class R5 Shares	21,251,477	6,219,305	861,984	499,051	236,320	1,187,486	18,892,908
JPMorgan Intrepid Growth Fund, Class R5 Shares	11,050,840	4,683,409	374,000	(203,839)	137,408	705,665	10,429,733
JPMorgan Large Cap Value Fund, Class R5 Shares	7,417,084	71,495	—	—	71,494	713,620	5,416,375
JPMorgan Prime Money Market Fund, Institutional Class Shares	2,064,941	31,759,838	29,224,792	—	42,386	4,599,987	4,599,987
JPMorgan Realty Income Fund, Class R5 Shares	3,613,996	929,384	230,000	(258,603)	79,384	474,818	2,810,921
JPMorgan Small Cap Equity Fund, Class R5 Shares	2,892,876	1,391,770	—	—	8,771	161,453	3,679,525
JPMorgan Small Cap Growth Fund, Institutional Class Shares	4,029,608	—	—	—	—	430,054	2,709,341
JPMorgan Small Cap Value Fund, Class R5 Shares	2,342,825	1,584,847	828,614	(381,403)	5,232	211,849	2,631,169
JPMorgan Strategic Small Cap Value Fund, Class R5 Shares	1,360,759	7,969	917,557	(669,777)	8,435	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	11,014,998	597,921	3,254,607	(1,228,053)	31,314	890,942	6,174,225
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	16,190,561	1,183,824	595,000	(165,938)	183,825	920,715	12,365,203
JPMorgan U.S. Real Estate Fund, Class R5 Shares	4,167,787	2,531,681	—	—	34,681	482,746	4,895,042
Total	$150,878,050			$(2,487,882)	$2,042,006		$127,995,643

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   81

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

	For the six months ended December 31, 2008
Affiliate	Value at June 30, 2008	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2008	Value at December 31, 2008
SmartRetirement 2045 Fund
JPMorgan Bond Fund, Institutional Class Shares	$191,402	$2,241	$176,050	$(23,438)	$2,241	—	$—
JPMorgan Core Bond Fund, Class R5 Shares	280,107	678,516	137,000	(1,922)	17,817	77,308	825,648
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	11,527	31,310	33,000	(9,986)	311	93	527
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	94,291	308,309	16,072	(16,170)	7,810	23,344	293,906
JPMorgan High Yield Bond Fund, Class R5 Shares	114,994	265,163	22,000	(5,681)	7,763	55,733	316,562
JPMorgan International Equity Fund, Class R5 Shares	499,509	994,683	442,932	233,740	—	80,675	809,981
JPMorgan International Opportunities Fund, Institutional Class Shares	500,457	739,613	147,000	(63,020)	21,363	83,277	826,112
JPMorgan International Realty Fund, Class R5 Shares	165,908	211,768	105,000	(90,930)	1,769	22,759	170,010
JPMorgan Intrepid America Fund, Class R5 Shares	650,196	973,295	81,032	10,696	13,463	75,099	1,194,819
JPMorgan Intrepid Growth Fund, Class R5 Shares	377,577	380,595	30,000	(14,044)	6,744	34,637	511,940
JPMorgan Large Cap Value Fund, Class R5 Shares	395,673	145,107	190,000	(31,783)	3,107	37,102	281,601
JPMorgan Prime Money Market Fund, Institutional Class Shares	119,014	2,848,507	2,744,974	—	2,236	222,547	222,547
JPMorgan Realty Income Fund, Class R5 Shares	60,679	201,901	—	—	3,901	33,472	198,152
JPMorgan Small Cap Equity Fund, Class R5 Shares	86,384	242,017	8,700	(3,395)	915	11,581	263,931
JPMorgan Small Cap Growth Fund, Institutional Class Shares	116,797	164,100	6,000	(2,968)	—	32,488	204,673
JPMorgan Small Cap Value Fund, Class R5 Shares	53,314	183,050	15,231	4,385	119	15,720	195,243
JPMorgan Strategic Small Cap Value Fund, Class R5 Shares	38,191	98,369	93,527	(47,407)	814	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	273,516	232,178	32,502	(399)	976	57,119	395,833
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	448,782	673,685	121,000	(33,000)	11,085	60,080	806,878
JPMorgan U.S. Real Estate Fund, Class R5 Shares	142,675	234,974	—	—	1,574	27,329	277,115
Total	$4,620,993			$(95,322)	$104,008		$7,795,478
SmartRetirement 2050 Fund
JPMorgan Bond Fund, Institutional Class Shares	$74,555	$18,441	$85,467	$(10,986)	$942	—	$—
JPMorgan Core Bond Fund, Class R5 Shares	112,715	435,547	50,000	(1,230)	9,090	47,006	502,028
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	9,076	10,533	13,000	(4,299)	233	340	1,920
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	42,260	192,631	—	—	4,231	15,444	194,438
JPMorgan High Yield Bond Fund, Class R5 Shares	48,295	161,151	—	—	4,351	33,386	189,631
JPMorgan International Equity Fund, Class R5 Shares	233,332	638,842	258,922	89,705	—	50,037	502,372
JPMorgan International Opportunities Fund, Institutional Class Shares	233,773	501,526	112,400	(65,960)	12,247	50,574	501,694
JPMorgan International Realty Fund, Class R5 Shares	65,734	159,319	81,600	(54,978)	1,019	12,722	95,032
JPMorgan Intrepid America Fund, Class R5 Shares	285,062	674,714	79,392	(10,729)	8,022	45,391	722,173
JPMorgan Intrepid Growth Fund, Class R5 Shares	152,255	304,037	23,000	(3,533)	3,738	22,283	329,342
JPMorgan Large Cap Value Fund, Class R5 Shares	208,259	69,610	104,000	(18,485)	1,609	17,334	131,565
JPMorgan Prime Money Market Fund, Institutional Class Shares	71,938	2,700,193	2,671,521	—	1,203	100,610	100,610
JPMorgan Realty Income Fund, Class R5 Shares	32,990	118,326	—	—	2,425	20,846	123,409
JPMorgan Small Cap Equity Fund, Class R5 Shares	91,624	138,731	43,800	(3,545)	631	7,239	164,973
JPMorgan Small Cap Growth Fund, Institutional Class Shares	73,533	119,401	34,000	(2,349)	—	20,630	129,968
JPMorgan Small Cap Value Fund, Class R5 Shares	36,765	127,520	5,623	5,623	116	12,003	149,078
JPMorgan Strategic Small Cap Value Fund, Class R5 Shares	38,132	61,607	75,820	(28,755)	642	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	115,417	231,627	53,467	(18,067)	560	36,237	251,123
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	185,181	470,343	66,800	(27,492)	6,443	37,275	500,599
JPMorgan U.S. Real Estate Fund, Class R5 Shares	76,749	135,375	—	—	875	16,518	167,492
Total	$2,187,645			$(155,080)	$58,377		$4,757,447

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

F.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

82   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

The Funds invest in other JPMorgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

G.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds have recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

I.  Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and receives no compensation for performing such services although the Advisor and its affiliates receive investment advisory fees from the Underlying Funds.

The Advisor reimbursed expenses as outlined in Note 3.F.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. The Administrator does not receive a separate fee for services to the Funds but does receive fees for services to the Underlying Funds.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS is paid a fee by the Administrator.

The Administrator pays many of the ordinary expenses incurred by the Funds in their operations including taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares, the cost of custodial and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   83

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

Class A	Class C	Class R2
0.25%	0.75%	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2008, the Distributor retained the following amounts:

	Front-End Sales Charge	CDSC
SmartRetirement Income Fund	$297	$—
SmartRetirement 2010 Fund	516	5
SmartRetirement 2015 Fund	1,469	286
SmartRetirement 2020 Fund	759	1,900
SmartRetirement 2025 Fund	1,239	9
SmartRetirement 2030 Fund	1,707	—	(a)
SmartRetirement 2035 Fund	827	—
SmartRetirement 2040 Fund	756	—
SmartRetirement 2045 Fund	51	30
SmartRetirement 2050 Fund	94	—

(a)	Rounds to less than $1.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Select Class	Institutional Class
0.25%	0.25%	0.25%	0.25%	0.10%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

The shares of the Underlying Funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25% for Class A, Class C, Class R2 and Select Class Shares and 0.10% for Institutional Class Shares, the shareholder servicing agent will waive shareholder service fees with respect to the Funds in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the Underlying Funds.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. As part of its administration agreement, the Administrator pays fees and certain expenses for custody and fund accounting. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Select Class	Institutional Class
SmartRetirement Income Fund	0.42%	0.92%	0.67%	0.17%	0.02%
SmartRetirement 2010 Fund	0.43	0.93	0.68	0.18	0.03
SmartRetirement 2015 Fund	0.43	0.93	0.68	0.18	0.03
SmartRetirement 2020 Fund	0.43	0.93	0.68	0.18	0.03
SmartRetirement 2025 Fund	0.44	0.94	0.69	0.19	0.04
SmartRetirement 2030 Fund	0.44	0.94	0.69	0.19	0.04
SmartRetirement 2035 Fund	0.44	0.94	0.69	0.19	0.04
SmartRetirement 2040 Fund	0.44	0.94	0.69	0.19	0.04
SmartRetirement 2045 Fund	0.44	0.94	0.69	0.19	0.04
SmartRetirement 2050 Fund	0.44	0.94	0.69	0.19	0.04

84   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

The contractual expense limitation agreements were in effect for the six months ended December 31, 2008. The contractual expense limitation percentages in the table above are in place until at least October 31, 2009.

For the six months ended December 31, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Shareholder Servicing	Contractual Reimbursements
SmartRetirement Income Fund	$47,639	$23,167
SmartRetirement 2010 Fund	48,956	37,994
SmartRetirement 2015 Fund	76,905	53,947
SmartRetirement 2020 Fund	124,433	84,564
SmartRetirement 2025 Fund	12,673	7,480
SmartRetirement 2030 Fund	100,465	70,518
SmartRetirement 2035 Fund	9,930	7,560
SmartRetirement 2040 Fund	70,231	64,526
SmartRetirement 2045 Fund	2,998	10,455
SmartRetirement 2050 Fund	1,582	11,599

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker/dealers. For six months ended December 31, 2008, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the six months ended December 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government
SmartRetirement Income Fund	$43,138,318	$38,365,624
SmartRetirement 2010 Fund	$40,608,437	$37,776,117
SmartRetirement 2015 Fund	$61,991,275	$43,794,162
SmartRetirement 2020 Fund	$81,102,261	$59,217,869
SmartRetirement 2025 Fund	$28,654,055	$6,185,379
SmartRetirement 2030 Fund	$75,411,778	$43,828,046
SmartRetirement 2035 Fund	$26,713,711	$4,443,668
SmartRetirement 2040 Fund	$51,041,635	$29,595,697
SmartRetirement 2045 Fund	$6,772,782	$1,657,048
SmartRetirement 2050 Fund	$4,574,003	$1,087,292

During the six months ended December 31, 2008, there were no purchases or sales of U.S. Government securities.

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   85

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2008, were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SmartRetirement Income Fund	$111,563,791	$521,110	$18,457,259	$(17,936,149)
SmartRetirement 2010 Fund	$111,506,261	$512,822	$21,878,307	$(21,365,485)
SmartRetirement 2015 Fund	$191,733,713	$661,182	$48,633,233	$(47,972,051)
SmartRetirement 2020 Fund	$310,760,427	$617,681	$83,252,604	$(82,634,923)
SmartRetirement 2025 Fund	$41,950,389	$86,850	$9,400,584	$(9,313,734)
SmartRetirement 2030 Fund	$267,761,569	$323,307	$82,045,948	$(81,722,641)
SmartRetirement 2035 Fund	$37,277,840	$35,689	$8,968,229	$(8,932,540)
SmartRetirement 2040 Fund	$189,532,853	$184,835	$58,938,787	$(58,753,952)
SmartRetirement 2045 Fund	$10,209,909	$5,323	$2,299,601	$(2,294,278)
SmartRetirement 2050 Fund	$5,739,195	$4,670	$946,370	$(941,700)

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2008.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

86   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including distribution fees and other Fund expenses (not including expenses of the Underlying Funds). The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2008, and continued to hold your shares at the end of the reporting period, December 31, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008	Annualized Expense Ratio
SmartRetirement Income Fund
Class A
Actual*	$1,000.00	$866.00	$1.98	0.42%
Hypothetical*	1,000.00	1,023.09	2.14	0.42
Class C
Actual*	1,000.00	863.20	4.32	0.92
Hypothetical*	1,000.00	1,020.57	4.69	0.92
Class R2
Actual**	1,000.00	1,097.90	1.12	0.67
Hypothetical*	1,000.00	1,021.83	3.41	0.67
Select Class
Actual*	1,000.00	866.40	0.80	0.17
Hypothetical*	1,000.00	1,024.35	0.87	0.17
Institutional Class
Actual*	1,000.00	867.20	0.09	0.02
Hypothetical*	1,000.00	1,025.10	0.10	0.02

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   87

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008	Annualized Expense Ratio
SmartRetirement 2010 Fund
Class A
Actual*	$1,000.00	$831.30	$1.98	0.43%
Hypothetical*	1,000.00	1,023.04	2.19	0.43
Class C
Actual*	1,000.00	829.50	4.29	0.93
Hypothetical*	1,000.00	1,020.52	4.74	0.93
Class R2
Actual**	1,000.00	1,042.30	1.10	0.68
Hypothetical*	1,000.00	1,021.78	3.47	0.68
Select Class
Actual*	1,000.00	832.80	0.83	0.18
Hypothetical*	1,000.00	1,024.30	0.92	0.18
Institutional Class
Actual*	1,000.00	833.60	0.14	0.03
Hypothetical*	1,000.00	1,025.05	0.15	0.03

SmartRetirement 2015 Fund
Class A
Actual*	1,000.00	795.30	1.95	0.43
Hypothetical*	1,000.00	1,023.04	2.19	0.43
Class C
Actual*	1,000.00	793.30	4.20	0.93
Hypothetical*	1,000.00	1,020.52	4.74	0.93
Class R2
Actual**	1,000.00	991.70	1.08	0.68
Hypothetical*	1,000.00	1,021.78	3.47	0.68
Select Class
Actual*	1,000.00	796.20	0.81	0.18
Hypothetical*	1,000.00	1,024.30	0.92	0.18
Institutional Class
Actual*	1,000.00	796.90	0.14	0.03
Hypothetical*	1,000.00	1,025.05	0.15	0.03

88   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008	Annualized Expense Ratio
SmartRetirement 2020 Fund
Class A
Actual*	$1,000.00	$769.70	$1.92	0.43%
Hypothetical*	1,000.00	1,023.04	2.19	0.43
Class C
Actual*	1,000.00	767.80	4.14	0.93
Hypothetical*	1,000.00	1,020.52	4.74	0.93
Class R2
Actual**	1,000.00	932.20	1.04	0.68
Hypothetical*	1,000.00	1,021.78	3.47	0.68
Select Class
Actual*	1,000.00	770.90	0.80	0.18
Hypothetical*	1,000.00	1,024.30	0.92	0.18
Institutional Class
Actual*	1,000.00	771.50	0.13	0.03
Hypothetical*	1,000.00	1,025.05	0.15	0.03

SmartRetirement 2025 Fund
Class A
Actual*	1,000.00	750.60	1.94	0.44
Hypothetical*	1,000.00	1,022.99	2.24	0.44
Class C
Actual*	1,000.00	749.20	4.14	0.94
Hypothetical*	1,000.00	1,020.47	4.79	0.94
Class R2
Actual**	1,000.00	894.70	1.04	0.69
Hypothetical*	1,000.00	1,021.73	3.52	0.69
Select Class
Actual*	1,000.00	751.60	0.84	0.19
Hypothetical*	1,000.00	1,024.25	0.97	0.19
Institutional Class
Actual*	1,000.00	752.10	0.18	0.04
Hypothetical*	1,000.00	1,025.00	0.20	0.04

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   89

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008	Annualized Expense Ratio
SmartRetirement 2030 Fund
Class A
Actual*	$1,000.00	$729.30	$1.92	0.44%
Hypothetical*	1,000.00	1,022.99	2.24	0.44
Class C
Actual*	1,000.00	727.90	4.09	0.94
Hypothetical*	1,000.00	1,020.47	4.79	0.94
Class R2
Actual**	1,000.00	858.80	1.02	0.69
Hypothetical*	1,000.00	1,021.73	3.52	0.69
Select Class
Actual*	1,000.00	730.40	0.83	0.19
Hypothetical*	1,000.00	1,024.25	0.97	0.19
Institutional Class
Actual*	1,000.00	730.80	0.17	0.04
Hypothetical*	1,000.00	1,025.00	0.20	0.04

SmartRetirement 2035 Fund
Class A
Actual*	1,000.00	725.20	1.91	0.44
Hypothetical**	1,000.00	1,022.99	2.24	0.44
Class C
Actual*	1,000.00	723.70	4.08	0.94
Hypothetical**	1,000.00	1,020.47	4.79	0.94
Class R2
Actual**	1,000.00	843.90	1.01	0.69
Hypothetical*	1,000.00	1,021.73	3.52	0.69
Select Class
Actual*	1,000.00	726.20	0.83	0.19
Hypothetical**	1,000.00	1,024.25	0.97	0.19
Institutional Class
Actual*	1,000.00	727.20	0.17	0.04
Hypothetical**	1,000.00	1,025.00	0.20	0.04

90   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008	Annualized Expense Ratio
SmartRetirement 2040 Fund
Class A
Actual*	$1,000.00	$722.80	$1.91	0.44%
Hypothetical*	1,000.00	1,022.99	2.24	0.44
Class C
Actual*	1,000.00	720.60	4.08	0.94
Hypothetical*	1,000.00	1,020.47	4.79	0.94
Class R2
Actual**	1,000.00	1,156.10	1.18	0.69
Hypothetical*	1,000.00	1,021.73	3.52	0.69
Select Class
Actual*	1,000.00	722.90	0.83	0.19
Hypothetical*	1,000.00	1,024.25	0.97	0.19
Institutional Class
Actual*	1,000.00	723.90	0.17	0.04
Hypothetical*	1,000.00	1,025.00	0.20	0.04

SmartRetirement 2045 Fund
Class A
Actual*	1,000.00	730.40	1.92	0.44
Hypothetical*	1,000.00	1,022.99	2.24	0.44
Class C
Actual*	1,000.00	729.30	4.10	0.94
Hypothetical*	1,000.00	1,020.47	4.79	0.94
Class R2
Actual**	1,000.00	846.90	1.01	0.69
Hypothetical*	1,000.00	1,021.73	3.52	0.69
Select Class
Actual*	1,000.00	732.20	0.83	0.19
Hypothetical*	1,000.00	1,024.25	0.97	0.19
Institutional Class
Actual*	1,000.00	731.90	0.17	0.04
Hypothetical*	1,000.00	1,025.00	0.20	0.04

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   91

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008	Annualized Expense Ratio
SmartRetirement 2050 Fund
Class A
Actual*	$1,000.00	$730.20	$1.92	0.44%
Hypothetical*	1,000.00	1,022.99	2.24	0.44
Class C
Actual*	1,000.00	727.60	4.09	0.94
Hypothetical*	1,000.00	1,020.47	4.79	0.94
Class R2
Actual**	1,000.00	846.10	1.01	0.69
Hypothetical*	1,000.00	1,021.73	3.52	0.69
Select Class
Actual*	1,000.00	730.80	0.83	0.19
Hypothetical*	1,000.00	1,024.25	0.97	0.19
Institutional Class
Actual*	1,000.00	731.30	0.17	0.04
Hypothetical*	1,000.00	1,025.00	0.20	0.04

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 58/365 (to reflect the actual period). The Class commenced operations on November 3, 2008.

92   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information concerning the Funds and the underlying JPMorgan Funds in which each of the Funds invests (the “Underlying Funds”). Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds and the Underlying Funds. This information includes the Funds, and the Underlying Funds’ performance against the Funds, and the Underlying Funds’ peers and benchmarks and analyses by the Advisor of the Funds, and the Underlying Funds’ performance. The Advisor also periodically provides comparative information regarding the Funds, and the Underlying Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present.

Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor

The Trustees noted that there was no advisory fee charged to the Funds. At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Funds and the Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   93

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds and the Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds including the benefits received by the Advisor and its affiliates in connection with the Funds’ investments in the Underlying Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds and/or the Underlying Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services to the Underlying Funds, noting that JPMFM pays such fees for the Funds pursuant to the Administration Agreement.

Economies of Scale

The Trustees noted that there was not an investment advisory fee or administrative fee charged to the Funds. The Trustees further noted that the Administrator paid many of the ordinary expenses incurred by the Funds including organization costs, taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares (not including transfer agency fees), the cost of custodian and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Underlying Funds. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that there was no investment advisory fee charged directly to the Funds. The Trustees further noted that the overall fee structure of the Funds as compared to the Advisor’s other clients was reasonable.

Investment Performance

As the SmartRetirement 2025 Fund, SmartRetirement 2035 Fund, SmartRetirement 2045 Fund and SmartRetirement 2050 Fund had less than one full year of performance at the time of the review, the Trustees received and considered performance data since inception through December 31, 2007 compared to the above mentioned Funds’ benchmark in a report prepared by Management. The Trustees noted that the prospects for acceptable performance of the Funds appeared strong based on both the team and investment approach utilized by the Funds. The Trustees discussed the performance and investment strategy of each of the above mentioned Funds with the Advisor and, based upon this discussion

94   J.P. MORGAN SMARTRETIREMENT FUNDS        DECEMBER 31, 2008

and other factors, concluded that the performance was reasonable.

The Trustees received and considered relative performance and expense information for the SmartRetirement Income Fund, SmartRetirement 2010 Fund, SmartRetirement 2015 Fund, SmartRetirement 2020 Fund, SmartRetirement 2030 Fund and SmartRetirement 2040 Fund which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of these Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for an applicable one-year period. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each of the above mentioned Fund’s performance against its benchmark and considered the performance information provided for the above mentioned Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each of the above mentioned Fund’s performance for certain representative classes are summarized below:

The Trustees noted the SmartRetirement Income Fund’s performance for Class A shares and Select Class shares for the one-year period were in the third quintile. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the SmartRetirement 2010 Fund’s performance for Class A shares and Select Class shares for the one-year period were in the fourth quintile. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the SmartRetirement 2015 Fund’s performance for Class A shares and Select Class shares for the one-year period were in the fourth quintile. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the SmartRetirement 2020 Fund’s performance for Class A shares and Select Class shares for the one-year period were in the fourth quintile. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the SmartRetirement 2030 Fund’s performance for Class A shares and in the third quintile for Select Class shares were in the fourth quintile for the one-year period. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the SmartRetirement 2040 Fund’s performance for Class A shares was in the fourth quintile and for Select Class shares was in the third quintile for the one-year period. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Funds are not charged a separate investment advisory fee by the Advisor and the Trustees considered the reasonableness of the investment advisory fee and expense ratio of the Underlying Funds with respect to the Funds. The Trustees considered the contractual advisory fee rate paid by each Underlying Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Underlying Fund. The Trustees recognized that Lipper reported each Underlying Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Underlying Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s expense ratios for certain representative classes are summarized below:

DECEMBER 31, 2008        J.P. MORGAN SMARTRETIREMENT FUNDS   95

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

The Trustees noted that the SmartRetirement Income Fund’s actual total expenses for the Class A shares and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the SmartRetirement 2010 Fund’s actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the SmartRetirement 2015 Fund’s actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the SmartRetirement 2020 Fund’s actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the SmartRetirement 2025 Fund’s actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the SmartRetirement 2030 Fund’s actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the SmartRetirement 2035 Fund’s actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the SmartRetirement 2040 Fund’s actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the SmartRetirement 2045 Fund’s actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the SmartRetirement 2050 Fund’s actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. December 2008.	SAN-SR-1208

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-

CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

March 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

March 5, 2009

By:	/s/____________________________

Patricia A. Maleski

Treasurer and Principal Financial Officer

March 5, 2009